UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21265

                         PowerShares Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                           Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                           Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:800-983-0903

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

April 30, 2017

2017 Annual Report to Shareholders

DWAQ	PowerShares DWA NASDAQ Momentum Portfolio

PWC	PowerShares Dynamic Market Portfolio

PRF	PowerShares FTSE RAFI US 1000 Portfolio

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

3

DWAQ	Manager’s Analysis
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

As an index fund, the PowerShares DWA NASDAQ Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® NASDAQ Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. “Relative Strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider selects approximately 100 common stocks for inclusion in the Index from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC and that are included in the NASDAQ Composite Index (the “Benchmark Index”). The Index Provider then uses its proprietary methodology to determine a “momentum” score for each security within the universe of eligible securities. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index Provider includes in the Index the 100 securities with the highest momentum scores, with higher scoring securities receiving larger weights within the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 23.95%. On a net asset value (“NAV”) basis, the Fund returned 23.98%. During the same time period, the Index returned 24.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 28.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included Exelixis, Inc., a health care company (portfolio average weight of 2.23%), and MarketAxess Holdings, Inc., a financials company (portfolio average weight of 2.79%). Positions that detracted most significantly from the Fund’s return included Tractor Supply Co., a consumer discretionary company (no longer held at fiscal year-end), and DexCom, Inc., a health care company (no longer held at fiscal year-end).

4

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	35.3
Consumer Discretionary	20.7
Health Care	16.8
Financials	15.7
Industrials	7.5
Consumer Staples	2.5
Energy	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Apple, Inc.	3.0
Priceline Group, Inc. (The)	2.9
Arch Capital Group Ltd.	2.8
Exelixis, Inc.	2.7
MarketAxess Holdings, Inc.	2.6
Atrion Corp.	2.1
Skyworks Solutions, Inc.	2.0
Amazon.com, Inc.	2.0
IDEXX Laboratories, Inc.	1.9
Intuit, Inc.	1.8
Total	23.8

*	Excluding money market fund holdings.

5

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended Dorsey Wright® NASDAQ Technical Leaders Index†	24.82%	11.15%	37.33%	12.32%	78.75%	5.62%	72.80%	9.17%	241.49%
NASDAQ Composite Index	28.18	15.07	52.36	16.14	111.32	10.31	166.80	N/A	N/A
Fund
NAV Return	23.98	10.43	34.65	11.50	72.37	4.92	61.67	8.46	211.81
Market Price Return	23.95	10.42	34.62	11.50	72.35	4.91	61.54	8.45	211.29

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® NASDAQ Technical Leaders Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund and Blended-Index returns are based on the inception date of the Fund.

6

PWC	Manager’s Analysis
PowerShares Dynamic Market Portfolio (PWC)

As an index fund, the PowerShares Dynamic Market Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of stocks that NYSE Group, Inc. (the “Index Provider”), strictly in accordance with its guidelines and mandated procedures, includes pursuant to a proprietary selection methodology. The Index Provider’s selection methodology seeks to identify and select companies from the U.S. marketplace with superior risk-return profiles. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 18.91%. On a net asset value (“NAV”) basis, the Fund returned 18.88%. During the same time period, the Index returned 19.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as slippage associated with the portfolio’s quarterly rebalance process.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the real estate sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the information technology and industrials sectors.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., an information technology company (portfolio average weight of 2.97%), and United Continental Holdings, Inc., an industrials company (portfolio average weight of 2.35%). Positions that detracted most significantly from the Fund’s return included Seadrill Ltd., an energy company (portfolio average weight of 0.56%), and Edwards Lifesciences Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	23.3
Financials	15.3
Health Care	13.3
Consumer Discretionary	12.3
Industrials	10.5
Consumer Staples	9.4
Energy	7.0
Materials	3.3
Utilities	3.0
Telecommunication Services	2.6
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Lam Research Corp.	3.7
Micron Technology, Inc.	3.6
Applied Materials, Inc.	3.4
Costco Wholesale Corp.	3.3
Sysco Corp.	3.2
NVIDIA Corp.	3.2
Advanced Micro Devices, Inc.	2.8
Williams Partners LP	2.8
IDEXX Laboratories, Inc.	2.6
Valero Energy Corp.	2.6
Total	31.2

*	Excluding money market fund holdings.

7

PowerShares Dynamic Market Portfolio (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	19.71%	8.10%	26.33%	14.61%	97.75%	6.58%	89.06%	10.26%	292.45%
S&P 500® Index	17.92	10.47	34.83	13.68	89.81	7.15	99.55	9.29	246.97
Fund
NAV Return	18.88	7.33	23.62	13.79	90.78	5.88	77.06	9.55	258.74
Market Price Return	18.91	7.33	23.64	13.81	90.91	5.89	77.18	9.55	258.75

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

8

PRF	Manager’s Analysis
PowerShares FTSE RAFI US 1000 Portfolio (PRF)

As an index fund, the PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC include stocks in the Index with the intent to track the performance of the largest U.S. equity stocks based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 16.19%. On a net asset value (“NAV”) basis, the Fund returned 16.16%. During the same time period, the Index returned 16.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 18.03%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. large cap equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its allocation to the energy sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The telecommunication services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., a financials company (portfolio average weight of 1.52%), and Apple, Inc., an information technology company (portfolio average weight of 1.69%). Positions that detracted most significantly from the Fund’s return included Chesapeake Energy Corp., an energy company (portfolio average weight of 0.27%), and Exxon Mobil Corp., an energy company (portfolio average weight of 2.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	18.3
Information Technology	13.7
Consumer Discretionary	11.2
Health Care	11.0
Energy	10.6
Industrials	10.4
Consumer Staples	9.5
Utilities	5.0
Materials	3.6
Telecommunication Services	3.6
Real Estate	3.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Exxon Mobil Corp.	2.8
Apple, Inc.	2.1
Chevron Corp.	1.9
AT&T, Inc.	1.8
JPMorgan Chase & Co.	1.8
Berkshire Hathaway, Inc., Class B	1.7
Wells Fargo & Co.	1.5
Microsoft Corp.	1.4
General Electric Co.	1.4
Johnson & Johnson	1.2
Total	17.6

*	Excluding money market fund holdings.

9

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
FTSE RAFI US 1000 Index	16.62%	8.89%	29.12%	14.08%	93.21%	7.78%	111.57%	8.99%	166.16%
Russell 1000® Index	18.03	10.20	33.82	13.63	89.43	7.25	101.40	8.15	143.50
Fund
NAV Return	16.16	8.49	27.70	13.65	89.64	7.37	103.67	8.54	153.64
Market Price Return	16.19	8.52	27.78	13.66	89.69	7.37	103.55	8.56	154.32

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

10

PRFZ	Manager’s Analysis
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

As an index fund, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with their guidelines and mandated procedures, FTSE International Limited and Research Affiliates LLC include stocks in the Index with the intent to track the performance of small and medium-sized U.S. equity stocks based on the following four fundamental measures: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 22.40%. On a net asset value (“NAV”) basis, the Fund returned 22.44%. During the same time period, the Index returned 22.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 25.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,940 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. small cap equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the health care sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the energy sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Clayton Williams Energy, Inc., an energy company (no longer held at fiscal year-end), and Tronox Ltd., Class A, a materials company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Hornbeck Offshore Services, Inc., an energy company (portfolio average weight of 0.13%), and Bill Barrett Corp., an energy company (portfolio average weight of 0.25%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	17.3
Consumer Discretionary	17.3
Industrials	16.6
Information Technology	15.6
Health Care	8.1
Real Estate	7.1
Materials	5.8
Energy	5.8
Consumer Staples	3.2
Utilities	1.8
Telecommunication Services	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Kratos Defense & Security Solutions, Inc.	0.5
Rent-A-Center, Inc.	0.3
Stone Energy Corp.	0.2
Aaron’s, Inc.	0.2
Hill-Rom Holdings, Inc.	0.2
Sanderson Farms, Inc.	0.2
Sotheby’s	0.2
Michaels Cos., Inc. (The)	0.2
Zebra Technologies Corp., Class A	0.2
Beacon Roofing Supply, Inc.	0.2
Total	2.4

*	Excluding money market fund holdings.

11

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
FTSE RAFI US 1500 Small-Mid Index	22.71%	8.59%	28.06%	13.81%	90.93%	8.92%	135.10%	9.76%	168.53%
Russell 2000® Index	25.63	9.03	29.63	12.95	83.84	7.05	97.57	7.75	120.74
Fund
NAV Return	22.44	8.35	27.22	13.56	88.84	8.72	130.75	9.49	161.72
Market Price Return	22.40	8.33	27.13	13.54	88.72	8.72	130.79	9.49	161.62

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

12

Schedule of Investments(a)

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—20.7%
708	Amazon.com, Inc.(b)	$654,893
1,374	Charter Communications, Inc., Class A(b)	474,250
1,678	Children’s Place, Inc. (The)	192,634
4,599	China Lodging Group Ltd. ADR (China)(b)	326,437
4,922	Comcast Corp., Class A	192,893
2,012	Cracker Barrel Old Country Store, Inc.	322,302
16,266	Denny’s Corp.(b)	206,578
2,744	Dorman Products, Inc.(b)	228,164
3,311	Grand Canyon Education, Inc.(b)	248,855
5,556	Liberty Ventures, Series A(b)	299,191
9,045	Nutrisystem, Inc.	483,455
1,862	Pool Corp.	222,732
551	Priceline Group, Inc. (The)(b)	1,017,598
8,888	Ross Stores, Inc.	577,720
21,186	Ruth’s Hospitality Group, Inc.	421,601
9,724	Scientific Games Corp., Class A(b)	230,945
106,743	Sirius XM Holdings, Inc.	528,378
5,546	SodaStream International Ltd. (Israel)(b)	301,647
779	Ulta Beauty, Inc.(b)	219,242

		7,149,515

	Consumer Staples—2.5%
967	Coca-Cola Bottling Co. Consolidated	204,869
1,782	J & J Snack Foods Corp.	239,821
4,675	National Beverage Corp.	414,158

		858,848

	Energy—1.5%
3,086	Diamondback Energy, Inc.(b)	308,106
8,810	Golar LNG Partners LP (United Kingdom)	201,133

		509,239

	Financials—15.7%
4,899	Ameris Bancorp	230,743
9,859	Arch Capital Group Ltd.(b)	956,027
12,047	Bank of the Ozarks, Inc.	571,871
3,588	Banner Corp.	198,058
6,262	E*TRADE Financial Corp.(b)	216,352
4,661	Eagle Bancorp, Inc.(b)	279,194
7,209	East West Bancorp, Inc.	391,233
6,610	First Merchants Corp.	273,522
8,116	Home BancShares, Inc.	206,552
3,089	Independent Bank Group, Inc.	185,803
4,739	MarketAxess Holdings, Inc.	912,352
10,224	Meridian Bancorp, Inc.	179,431
4,081	Pinnacle Financial Partners, Inc.	261,184
2,305	Texas Capital Bancshares, Inc.(b)	175,411
7,273	United Community Banks, Inc.	198,917
4,092	WSFS Financial Corp.	193,142

		5,429,792

	Health Care—16.8%
3,149	Align Technology, Inc.(b)	423,918
1,436	Atrion Corp.	742,556
1,663	Celgene Corp.(b)	206,295
7,712	Clovis Oncology, Inc.(b)	446,448
11,284	Epizyme, Inc.(b)	203,676
16,865	Exact Sciences Corp.(b)	506,119

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
41,886	Exelixis, Inc.(b)	$938,246
2,622	ICON PLC(b)	221,533
1,202	ICU Medical, Inc.(b)	184,868
3,891	IDEXX Laboratories, Inc.(b)	652,637
4,131	Masimo Corp.(b)	424,419
6,444	Merit Medical Systems, Inc.(b)	217,163
2,909	Neogen Corp.(b)	181,318
3,672	NuVasive, Inc.(b)	266,257
6,934	Spectranetics Corp. (The)(b)	198,312

		5,813,765

	Industrials—7.5%
6,153	AAON, Inc.	225,507
5,619	Apogee Enterprises, Inc.	306,235
1,513	Cintas Corp.	185,297
1,639	Elbit Systems Ltd. (Israel)	194,697
4,037	Middleby Corp. (The)(b)	549,557
3,304	Multi-Color Corp.	253,747
4,628	MYR Group, Inc.(b)	195,579
2,901	Old Dominion Freight Line, Inc.	256,797
11,528	SkyWest, Inc.	428,842

		2,596,258

	Information Technology—35.3%
4,262	Activision Blizzard, Inc.	222,689
1,584	Adobe Systems, Inc.(b)	211,844
4,216	Advanced Energy Industries, Inc.(b)	311,141
7,126	Apple, Inc.	1,023,650
4,985	Applied Materials, Inc.	202,441
15,955	Blucora, Inc.(b)	294,370
2,575	Broadcom Ltd.	568,586
8,699	Brooks Automation, Inc.	219,737
9,482	Cadence Design Systems, Inc.(b)	308,829
1,920	Check Point Software Technologies Ltd. (Israel)(b)	199,699
4,296	Cirrus Logic, Inc.(b)	276,448
2,923	Cognex Corp.	249,449
1,719	Coherent, Inc.(b)	370,616
8,043	Ebix, Inc.	496,253
5,343	Electronic Arts, Inc.(b)	506,623
36,685	Extreme Networks, Inc.(b)	286,693
3,531	Facebook, Inc., Class A(b)	530,533
2,306	InterDigital, Inc.	207,309
4,991	Intuit, Inc.	624,923
1,989	Jack Henry & Associates, Inc.	192,774
1,509	Lam Research Corp.	218,579
3,122	Littelfuse, Inc.	481,256
9,364	Logitech International SA (Switzerland)	310,698
887	MercadoLibre, Inc. (Argentina)	203,043
7,637	Micron Technology, Inc.(b)	211,316
4,732	Monolithic Power Systems, Inc.	432,978
1,602	NetEase, Inc. ADR (China)	425,155
6,546	PC Connection, Inc.	188,132
4,660	Pegasystems, Inc.	212,263
4,620	Sanmina Corp.(b)	172,095
4,067	Seagate Technology PLC	171,343
6,964	Skyworks Solutions, Inc.	694,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,796	Stamps.com, Inc.(b)	$296,795
6,841	Take-Two Interactive Software, Inc.(b)	429,957
13,263	TTM Technologies, Inc.(b)	221,890
2,721	Universal Display Corp.	243,121

		12,217,817

	Total Common Stocks and Other Equity Interests (Cost $27,888,364)	34,575,234

	Money Market Fund—0.2%
61,657	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $61,657)	61,657

	Total Investments (Cost $27,950,021)—100.2%	34,636,891
	Other assets less liabilities—(0.2)%	(67,266)

	Net Assets—100.0%	$34,569,625

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Schedule of Investments(a)

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.3%
8,449	Adient PLC	$621,508
27,806	American Axle & Manufacturing Holdings, Inc.(b)	489,108
32,973	ClubCorp Holdings, Inc.	443,487
2,991	Domino’s Pizza, Inc.	542,538
87,263	General Motors Co.	3,022,790
24,333	Intrawest Resorts Holdings, Inc.(b)	573,772
22,750	Lear Corp.	3,245,515
17,746	Marcus Corp. (The)	599,815
18,954	MDC Holdings, Inc.	587,764
39,786	Scripps Networks Interactive, Inc., Class A	2,972,810
17,883	Service Corp. International	576,190
33,490	Time Warner, Inc.	3,324,552
5,996	Visteon Corp.(b)	617,288

		17,617,137

	Consumer Staples—9.4%
19,056	Central Garden & Pet Co.(b)	720,317
26,299	Costco Wholesale Corp.	4,668,598
35,848	Dean Foods Co.	707,640
11,658	Fresh Del Monte Produce, Inc.	714,635
17,576	SpartanNash Co.	646,797
87,440	Sysco Corp.	4,622,953
9,603	Universal Corp.	705,340
10,291	Weis Markets, Inc.	594,923

		13,381,203

	Energy—7.0%
28,185	Alliance Holdings GP LP	751,130
60,019	Archrock, Inc.	708,224
76,749	Atwood Oceanics, Inc.(b)	600,945
404,983	Seadrill Ltd. (United Kingdom)(b)	279,357
58,082	Valero Energy Corp.	3,752,678
96,035	Williams Partners LP	3,930,713

		10,023,047

	Financials—15.3%
32,034	Allstate Corp. (The)	2,604,044
24,784	Ambac Financial Group, Inc.(b)	481,553
5,653	BancFirst Corp.	542,971
60,218	CNA Financial Corp.	2,725,467
5,922	Cullen/Frost Bankers, Inc.	558,978
16,073	Essent Group Ltd.(b)	594,862
20,865	Fidelity & Guaranty Life(c)	593,609
11,616	Hancock Holding Co.	542,467
28,315	JPMorgan Chase & Co.	2,463,405
12,606	LegacyTexas Financial Group, Inc.	476,633
6,164	Meta Financial Group, Inc.	523,324
55,395	Morgan Stanley	2,402,481
1,723	National Western Life Group, Inc., Class A	527,652
25,539	Opus Bank	575,904
41,042	Principal Financial Group, Inc.	2,673,065
23,276	Prudential Financial, Inc.	2,491,230
12,112	Stock Yards Bancorp, Inc.	496,592
23,135	TriState Capital Holdings, Inc.(b)	576,061

		21,850,298

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—13.3%
11,247	Biogen, Inc.(b)	$3,050,299
18,057	Cardiovascular Systems, Inc.(b)	539,363
8,648	Clovis Oncology, Inc.(b)	500,633
10,740	Five Prime Therapeutics, Inc.(b)	374,396
12,015	Halyard Health, Inc.(b)	474,592
22,392	IDEXX Laboratories, Inc.(b)	3,755,810
5,726	Masimo Corp.(b)	588,289
21,497	McKesson Corp.	2,972,820
14,035	Medpace Holdings, Inc.(b)	445,050
6,776	Mettler-Toledo International, Inc.(b)	3,478,934
62,778	MiMedx Group, Inc.(b)(c)	796,653
23,311	Quidel Corp.(b)	563,427
6,492	Ultragenyx Pharmaceutical, Inc.(b)	418,020
3,587	WellCare Health Plans, Inc.(b)	550,282
21,842	Xencor, Inc.(b)	560,684

		19,069,252

	Industrials—10.5%
8,408	Argan, Inc.	562,075
16,953	Chart Industries, Inc.(b)	618,954
24,053	Cummins, Inc.	3,630,560
13,312	Greenbrier Cos., Inc. (The)	578,406
18,721	Jeld-Wen Holding, Inc.(b)	618,355
4,836	Nordson Corp.	605,467
8,815	Oshkosh Corp.	611,673
16,338	Rush Enterprises, Inc., Class A(b)	616,759
48,103	United Continental Holdings, Inc.(b)	3,377,312
29,666	United Rentals, Inc.(b)	3,253,173
12,034	Viad Corp.	543,937

		15,016,671

	Information Technology—23.3%
13,709	Advanced Energy Industries, Inc.(b)	1,011,724
303,027	Advanced Micro Devices, Inc.(b)	4,030,259
120,004	Applied Materials, Inc.	4,873,362
14,550	Aspen Technology, Inc.(b)	894,680
39,318	Brooks Automation, Inc.	993,173
12,144	Cabot Microelectronics Corp.	951,482
50,588	Flex Ltd.(b)	782,090
36,859	Lam Research Corp.	5,339,026
184,810	Micron Technology, Inc.(b)	5,113,693
43,182	NVIDIA Corp.	4,503,883
14,580	Plexus Corp.(b)	758,014
20,795	Sanmina Corp.(b)	774,614
9,604	Science Applications International Corp.	700,996
11,636	Silicon Laboratories, Inc.(b)	827,901
9,649	Tech Data Corp.(b)	922,927
51,513	TTM Technologies, Inc.(b)	861,813

		33,339,637

	Materials—3.3%
18,593	Advansix, Inc.(b)	506,845
26,497	Forterra, Inc.(b)	509,802
37,343	LyondellBasell Industries NV, Class A	3,165,193
5,286	Packaging Corp. of America	522,151

		4,703,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

PowerShares Dynamic Market Portfolio (PWC) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—2.6%
15,998	General Communication, Inc., Class A(b)	$598,965
38,107	Iridium Communications, Inc.(b)(c)	403,934
132,482	Sprint Corp.(b)	1,196,312
10,365	Telephone & Data Systems, Inc.	284,623
19,124	T-Mobile US, Inc.(b)	1,286,472

		3,770,306

	Utilities—3.0%
23,456	MDU Resources Group, Inc.	630,966
17,748	OGE Energy Corp.	617,276
45,267	PG&E Corp.	3,035,152

		4,283,394

	Total Common Stocks and Other Equity Interests (Cost $132,698,600)	143,054,936

	Money Market Fund—0.1%
89,462	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $89,462)	89,462

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $132,788,062)—100.1%	143,144,398

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
1,020,505	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,020,505)	1,020,505

	Total Investments (Cost $133,808,567)—100.8%	144,164,903
	Other assets less liabilities—(0.8)%	(1,113,150)

	Net Assets—100.0%	$143,051,753

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.2%
88,041	Abercrombie & Fitch Co., Class A(b)	$1,055,612
73,291	Adient PLC	5,391,286
11,417	Advance Auto Parts, Inc.	1,622,812
16,204	Amazon.com, Inc.(c)	14,988,538
11,079	AMC Networks, Inc., Class A(c)	661,195
37,264	American Axle & Manufacturing Holdings, Inc.(c)	655,474
79,408	American Eagle Outfitters, Inc.	1,118,859
64,393	Aramark	2,351,632
12,794	Asbury Automotive Group, Inc.(c)	782,993
195,922	Ascena Retail Group, Inc.(c)	766,055
26,061	Autoliv, Inc. (Sweden)(b)	2,611,052
48,274	AutoNation, Inc.(c)	2,027,508
3,926	AutoZone, Inc.(c)	2,717,538
86,810	Bed Bath & Beyond, Inc.	3,363,887
126,111	Best Buy Co., Inc.	6,533,811
17,723	Big Lots, Inc.	894,834
38,896	Bloomin’ Brands, Inc.	843,654
54,001	BorgWarner, Inc.	2,283,162
16,583	Brinker International, Inc.(b)	732,803
15,193	Brunswick Corp.	862,203
10,016	Burlington Stores, Inc.(c)	990,783
16,387	Cabela’s, Inc.(c)	894,730
66,748	Caesars Entertainment Corp.(b)(c)	740,903
24,461	CalAtlantic Group, Inc.	885,977
46,848	CarMax, Inc.(c)	2,740,608
101,650	Carnival Corp.	6,278,920
73,557	CBS Corp., Class B	4,895,954
7,362	Charter Communications, Inc., Class A(c)	2,541,068
3,437	Chipotle Mexican Grill, Inc.(c)	1,630,753
25,025	Cinemark Holdings, Inc.	1,081,080
74,931	Coach, Inc.	2,951,532
948,481	Comcast Corp., Class A	37,170,970
21,652	Cooper Tire & Rubber Co.	829,272
33,898	Core-Mark Holding Co., Inc.	1,187,108
4,310	Cracker Barrel Old Country Store, Inc.(b)	690,419
35,773	CST Brands, Inc.	1,727,478
66,339	D.R. Horton, Inc.	2,181,890
68,497	Dana, Inc.	1,330,212
29,538	Darden Restaurants, Inc.	2,516,342
12,187	Deckers Outdoor Corp.(c)	726,223
51,778	Delphi Automotive PLC	4,162,951
18,657	DeVry Education Group, Inc.	706,167
22,623	Dick’s Sporting Goods, Inc.	1,143,593
17,228	Dillard’s, Inc., Class A(b)	953,914
33,011	Discovery Communications, Inc., Class A(c)	950,057
48,852	Discovery Communications, Inc., Class C(c)	1,366,879
33,409	DISH Network Corp., Class A(c)	2,152,876
49,287	Dollar General Corp.	3,583,658
37,953	Dollar Tree, Inc.(c)	3,141,370
32,920	DSW, Inc., Class A	678,810
13,994	Expedia, Inc.	1,871,278
59,069	Express, Inc.(c)	509,765
28,238	Foot Locker, Inc.	2,183,927
2,501,570	Ford Motor Co.	28,693,008
46,766	Fossil Group, Inc.(c)	806,713

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
80,415	GameStop Corp., Class A	$1,824,616
87,479	Gannett Co., Inc.	731,324
107,285	Gap, Inc. (The)	2,810,867
27,616	Garmin Ltd.	1,403,997
696,919	General Motors Co.	24,141,274
12,543	Genesco, Inc.(c)	668,542
45,752	Gentex Corp.	944,779
38,118	Genuine Parts Co.	3,507,618
101,244	GNC Holdings, Inc., Class A(b)	787,678
109,574	Goodyear Tire & Rubber Co. (The)	3,969,866
1,468	Graham Holdings Co., Class B	883,296
14,990	Group 1 Automotive, Inc.	1,033,560
54,491	Guess?, Inc.	608,120
77,763	H&R Block, Inc.	1,927,745
63,452	Hanesbrands, Inc.	1,383,888
42,012	Harley-Davidson, Inc.	2,386,702
17,225	Hasbro, Inc.	1,707,170
28,144	Hilton Worldwide Holdings, Inc.	1,659,652
167,687	Home Depot, Inc. (The)	26,175,941
20,023	HSN, Inc.	738,849
37,364	International Game Technology PLC	829,481
86,593	Interpublic Group of Cos., Inc. (The)	2,040,997
234,256	J.C. Penney Co., Inc.(b)(c)	1,260,297
119,937	Kohl’s Corp.	4,681,141
77,092	L Brands, Inc.	4,071,229
100,240	Las Vegas Sands Corp.	5,913,158
21,427	Lear Corp.	3,056,776
29,574	Leggett & Platt, Inc.	1,553,818
37,846	Lennar Corp., Class A	1,911,223
1,241	Liberty Broadband Corp., Class A(c)	111,603
7,780	Liberty Broadband Corp., Class C(c)	709,225
59,842	Liberty Global PLC, Series A (United Kingdom)(c)	2,119,604
154,191	Liberty Global PLC, Series C (United Kingdom)(c)	5,336,550
196,121	Liberty Interactive Corp. QVC Group, Series A(c)	4,153,843
6,715	Lithia Motors, Inc., Class A	641,618
43,197	Live Nation Entertainment, Inc.(c)	1,389,216
54,407	LKQ Corp.(c)	1,699,675
172,026	Lowe’s Cos., Inc.	14,601,567
215,160	Macy’s, Inc.	6,286,975
27,200	Marriott International, Inc., Class A	2,568,224
128,502	Mattel, Inc.	2,881,015
163,555	McDonald’s Corp.	22,886,251
9,756	Meredith Corp.	571,214
124,938	MGM Resorts International(c)	3,836,846
42,418	Michael Kors Holdings Ltd.(c)	1,583,464
10,324	Mohawk Industries, Inc.(c)	2,423,972
40,281	Murphy USA, Inc.(c)	2,802,349
9,232	Netflix, Inc.(c)	1,405,110
40,122	Newell Brands, Inc.	1,915,424
184,351	News Corp., Class A	2,344,945
51,926	News Corp., Class B	675,038
123,160	NIKE, Inc., Class B	6,824,296
71,197	Nordstrom, Inc.(b)	3,436,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
27,200	Norwegian Cruise Line Holdings Ltd.(c)	$1,466,896
562	NVR, Inc.(c)	1,186,522
476,453	Office Depot, Inc.	2,367,971
56,642	Omnicom Group, Inc.	4,651,441
9,197	O’Reilly Automotive, Inc.(c)	2,282,236
2,992	Panera Bread Co., Class A(c)	935,539
22,208	Penske Automotive Group, Inc.	1,059,544
50,278	Pinnacle Entertainment, Inc.(c)	1,034,218
14,567	Polaris Industries, Inc.(b)	1,241,982
3,029	Priceline Group, Inc. (The)(c)	5,594,018
69,089	PulteGroup, Inc.	1,566,248
21,242	PVH Corp.	2,146,079
23,021	Ralph Lauren Corp., Class A	1,858,255
41,236	Regal Entertainment Group, Class A	910,079
43,185	Ross Stores, Inc.	2,807,025
26,529	Royal Caribbean Cruises Ltd.	2,827,991
40,043	Sally Beauty Holdings, Inc.(c)	761,618
11,106	Scripps Networks Interactive, Inc., Class A	829,840
105,409	Sears Holdings Corp.(b)(c)	1,077,280
35,954	SeaWorld Entertainment, Inc.	630,274
33,597	Service Corp. International	1,082,495
19,829	Servicemaster Global Holdings, Inc.(c)	755,485
21,599	Signet Jewelers Ltd.(b)	1,422,078
13,973	Six Flags Entertainment Corp.	874,850
35,348	Sonic Automotive, Inc., Class A	692,821
548,345	Staples, Inc.	5,357,331
111,441	Starbucks Corp.	6,693,146
272,314	Target Corp.	15,208,737
70,275	TEGNA, Inc.	1,790,607
13,877	Tempur Sealy International, Inc.(b)(c)	651,525
25,936	Tenneco, Inc.	1,634,746
6,799	Thor Industries, Inc.	653,928
21,654	Tiffany & Co.	1,984,589
151,214	Time Warner, Inc.	15,011,014
45,805	Time, Inc.	696,236
95,315	TJX Cos., Inc. (The)	7,495,572
42,683	Toll Brothers, Inc.	1,536,161
14,509	Tractor Supply Co.	898,252
48,170	Tribune Media Co., Class A	1,761,095
14,291	Tupperware Brands Corp.	1,026,237
204,626	Twenty-First Century Fox, Inc., Class A	6,249,278
83,131	Twenty-First Century Fox, Inc., Class B	2,482,292
20,056	Under Armour, Inc., Class A(b)(c)	431,003
19,769	Under Armour, Inc., Class C(c)	383,716
29,113	Urban Outfitters, Inc.(c)	666,105
68,418	VF Corp.	3,737,675
130,992	Viacom, Inc., Class B	5,575,020
36,336	Vista Outdoor, Inc.(c)	710,732
16,268	Visteon Corp.(c)	1,674,791
228,471	Walt Disney Co. (The)	26,411,248
25,168	Whirlpool Corp.	4,673,194
28,525	Williams-Sonoma, Inc.	1,541,776
22,417	Wyndham Worldwide Corp.	2,136,564
32,527	Wynn Resorts Ltd.	4,001,146
71,681	Yum China Holdings, Inc.(c)	2,445,756
56,259	Yum! Brands, Inc.	3,699,029

		548,261,689

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples—9.5%
280,959	Altria Group, Inc.	$20,167,237
18,288	Andersons, Inc. (The)	683,057
336,073	Archer-Daniels-Midland Co.	15,375,340
453,936	Avon Products, Inc.(c)	2,201,590
31,754	Brown-Forman Corp., Class B	1,502,599
105,082	Bunge Ltd.	8,304,631
32,679	Campbell Soup Co.	1,880,350
10,899	Casey’s General Stores, Inc.	1,221,451
32,065	Church & Dwight Co., Inc.	1,588,180
18,687	Clorox Co. (The)	2,498,265
787,736	Coca-Cola Co. (The)	33,990,808
34,262	Coca-Cola European Partners PLC (United Kingdom)	1,323,198
123,358	Colgate-Palmolive Co.	8,886,710
86,232	Conagra Brands, Inc.	3,344,077
14,248	Constellation Brands, Inc., Class A	2,458,350
116,196	Costco Wholesale Corp.	20,627,114
367,209	CVS Health Corp.	30,272,710
82,590	Darling Ingredients, Inc.(c)	1,249,587
44,579	Dean Foods Co.	879,990
31,200	Dr Pepper Snapple Group, Inc.	2,859,480
12,838	Edgewell Personal Care Co.(c)	917,789
25,896	Estee Lauder Cos., Inc. (The), Class A	2,256,577
48,317	Flowers Foods, Inc.	947,496
136,144	General Mills, Inc.	7,829,641
22,662	Hain Celestial Group, Inc. (The)(c)	838,267
19,059	Herbalife Ltd.(b)(c)	1,205,672
21,415	Hershey Co. (The)	2,317,103
39,325	Hormel Foods Corp.	1,379,521
41,942	HRG Group, Inc.(c)	839,259
13,891	Ingredion, Inc.	1,719,984
24,254	JM Smucker Co. (The)	3,073,467
50,361	Kellogg Co.	3,575,631
62,387	Kimberly-Clark Corp.	8,094,713
95,177	Kraft Heinz Co. (The)	8,603,049
427,859	Kroger Co. (The)	12,686,019
27,563	Lamb Weston Holdings, Inc.	1,150,755
16,297	McCormick & Co., Inc.	1,628,070
23,031	Mead Johnson Nutrition Co.	2,043,310
23,356	Molson Coors Brewing Co., Class B	2,239,607
365,075	Mondelez International, Inc., Class A	16,439,327
32,112	Monster Beverage Corp.(c)	1,457,243
15,114	Nu Skin Enterprises, Inc., Class A	834,746
267,287	PepsiCo, Inc.	30,278,271
34,382	Performance Food Group Co.(c)	856,112
309,738	Philip Morris International, Inc.	34,331,360
18,188	Pinnacle Foods, Inc.	1,057,632
9,619	Post Holdings, Inc.(c)	809,824
565,224	Procter & Gamble Co. (The)	49,361,012
106,467	Reynolds American, Inc.	6,867,122
586,197	Rite Aid Corp.(c)	2,344,788
18,808	SpartanNash Co.	692,134
33,749	Sprouts Farmers Market, Inc.(c)	752,940
451,267	SUPERVALU, Inc.(c)	1,850,195
159,843	Sysco Corp.	8,450,899
11,956	TreeHouse Foods, Inc.(c)	1,047,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
79,852	Tyson Foods, Inc., Class A	$5,131,290
26,185	United Natural Foods, Inc.(c)	1,087,463
11,110	Universal Corp.	816,030
29,921	US Foods Holding Corp.(c)	843,772
202,997	Walgreens Boots Alliance, Inc.	17,567,360
749,793	Wal-Mart Stores, Inc.	56,369,438
100,393	Whole Foods Market, Inc.	3,651,293

		467,558,251

	Energy—10.6%
61,030	Aegean Marine Petroleum Network, Inc. (Greece)(b)	680,484
112,168	Anadarko Petroleum Corp.	6,395,819
51,217	Antero Resources Corp.(c)	1,085,288
81,937	Apache Corp.	3,985,416
77,646	Atwood Oceanics, Inc.(c)	607,968
125,579	Baker Hughes, Inc.	7,455,625
44,805	Cabot Oil & Gas Corp.	1,041,268
36,135	California Resources Corp.(b)(c)	422,779
352,388	Chesapeake Energy Corp.(b)(c)	1,853,561
863,666	Chevron Corp.	92,153,162
8,497	Cimarex Energy Co.	991,430
19,223	Concho Resources, Inc.(c)	2,434,785
687,309	ConocoPhillips	32,928,974
116,260	CONSOL Energy, Inc.(c)	1,764,827
13,933	Continental Resources, Inc.(c)	590,898
85,441	Cosan Ltd., Class A (Brazil)	657,041
54,986	Delek US Holdings, Inc.	1,323,513
92,940	Devon Energy Corp.	3,670,201
90,390	Diamond Offshore Drilling, Inc.(b)(c)	1,303,424
17,808	Energen Corp.(c)	925,838
311,314	Ensco PLC, Class A	2,456,267
70,344	EOG Resources, Inc.	6,506,820
29,446	EQT Corp.	1,711,990
1,697,964	Exxon Mobil Corp.	138,638,761
189,935	Halliburton Co.	8,714,218
34,158	Helmerich & Payne, Inc.	2,071,341
157,625	Hess Corp.	7,696,829
183,262	HollyFrontier Corp.	5,156,993
641,939	Kinder Morgan, Inc.	13,243,202
556,467	Marathon Oil Corp.	8,274,664
304,551	Marathon Petroleum Corp.	15,513,828
106,802	McDermott International, Inc.(c)	698,485
131,860	Murphy Oil Corp.	3,452,095
140,905	Nabors Industries Ltd.	1,456,958
197,930	National Oilwell Varco, Inc.	6,921,612
16,350	Newfield Exploration Co.(c)	566,037
424,593	Noble Corp. PLC	2,038,046
111,082	Noble Energy, Inc.	3,591,281
69,713	Oasis Petroleum, Inc.(c)	832,373
263,833	Occidental Petroleum Corp.	16,236,283
44,393	Oceaneering International, Inc.	1,171,531
20,869	Oil States International, Inc.(c)	620,853
60,039	ONEOK, Inc.(b)	3,158,652
44,272	Patterson-UTI Energy, Inc.	958,267
104,588	PBF Energy, Inc., Class A	2,334,404
304,328	Phillips 66	24,212,336

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
13,751	Pioneer Natural Resources Co.	$2,378,785
95,135	QEP Resources, Inc.(c)	1,123,544
29,908	Range Resources Corp.	792,263
73,251	Rowan Cos. PLC, Class A(c)	1,030,642
284,854	Schlumberger Ltd.	20,677,552
39,581	SM Energy Co.	894,135
75,978	Southwestern Energy Co.(c)	570,595
64,133	Superior Energy Services, Inc.(c)	774,727
23,933	Targa Resources Corp.	1,319,426
62,320	Teekay Corp. (Bermuda)(b)	540,938
65,052	Tesoro Corp.	5,185,295
591,194	Tidewater, Inc.(b)(c)	518,182
405,026	Transocean Ltd.(c)	4,467,437
322,397	Valero Energy Corp.	20,830,070
704,775	Weatherford International PLC(b)(c)	4,066,552
44,112	Western Refining, Inc.(b)	1,521,423
177,350	Whiting Petroleum Corp.(c)	1,472,005
228,957	Williams Cos., Inc. (The)	7,012,953
72,001	World Fuel Services Corp.	2,651,797
71,697	WPX Energy, Inc.(c)	855,345

		519,190,093

	Financials—18.3%
9,260	Affiliated Managers Group, Inc.	1,533,363
138,092	Aflac, Inc.	10,340,329
154,245	Agnc Investment Corp. REIT	3,249,942
4,717	Alleghany Corp.(c)	2,880,672
24,515	Allied World Assurance Co. Holdings AG	1,301,501
129,145	Allstate Corp. (The)	10,498,197
310,303	Ally Financial, Inc.	6,143,999
34,186	Ambac Financial Group, Inc.(c)	664,234
32,937	American Equity Investment Life Holding Co.	781,266
185,520	American Express Co.	14,702,460
22,152	American Financial Group, Inc.	2,155,611
485,852	American International Group, Inc.	29,593,245
38,268	Ameriprise Financial, Inc.	4,892,564
420,429	Annaly Capital Management, Inc. REIT	4,965,266
38,384	Aon PLC	4,599,939
22,646	Arch Capital Group Ltd.(c)	2,195,983
34,809	Arthur J. Gallagher & Co.	1,942,690
18,823	Aspen Insurance Holdings Ltd. (Bermuda)	985,384
33,482	Associated Banc-Corp.	833,702
25,532	Assurant, Inc.	2,457,200
46,313	Assured Guaranty Ltd.	1,765,915
29,405	Axis Capital Holdings Ltd.	1,937,789
2,560,405	Bank of America Corp.	59,759,853
7,792	Bank of Hawaii Corp.	634,892
272,280	Bank of New York Mellon Corp. (The)	12,813,497
21,648	BankUnited, Inc.	763,958
201,121	BB&T Corp.	8,684,405
488,803	Berkshire Hathaway, Inc., Class B(c)	80,755,144
24,215	BlackRock, Inc.	9,312,362
21,492	Blackstone Mortgage Trust, Inc., Class A REIT	663,673
18,399	Brown & Brown, Inc.	789,317
197,761	Capital One Financial Corp.	15,896,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
44,929	Capitol Federal Financial, Inc.	$657,311
99,064	Charles Schwab Corp. (The)	3,848,636
65,636	Chimera Investment Corp. REIT	1,336,349
83,484	Chubb Ltd.	11,458,179
35,573	Cincinnati Financial Corp.	2,564,458
74,407	CIT Group, Inc.(b)	3,445,788
1,013,793	Citigroup, Inc.	59,935,442
158,976	Citizens Financial Group, Inc.	5,836,009
61,270	CME Group, Inc.	7,118,961
70,700	CNO Financial Group, Inc.	1,489,649
34,839	Comerica, Inc.	2,463,117
18,351	Commerce Bancshares, Inc.	1,008,387
11,182	Cullen/Frost Bankers, Inc.	1,055,469
93,997	Discover Financial Services	5,883,272
56,623	E*TRADE Financial Corp.(c)	1,956,325
21,778	East West Bancorp, Inc.	1,181,892
21,464	Eaton Vance Corp.	921,449
9,863	Everest Re Group Ltd.	2,482,616
48,486	F.N.B. Corp.	690,441
27,196	Federated Investors, Inc., Class B	729,397
226,590	Fifth Third Bancorp	5,535,594
36,073	First American Financial Corp.	1,565,929
36,496	First Horizon National Corp.	669,702
16,323	First Republic Bank	1,509,225
48,299	FNF Group	1,977,844
101,078	Franklin Resources, Inc.	4,357,473
41,934	Fulton Financial Corp.	773,682
1,157,221	Genworth Financial, Inc., Class A(c)	4,675,173
101,174	Goldman Sachs Group, Inc. (The)	22,642,741
18,565	Hancock Holding Co.	866,985
15,087	Hanover Insurance Group, Inc. (The)	1,331,729
175,489	Hartford Financial Services Group, Inc. (The)	8,486,648
186,143	Huntington Bancshares, Inc.	2,393,799
7,493	IBERIABANK Corp.	594,570
64,120	Intercontinental Exchange, Inc.	3,860,024
114,460	Invesco Ltd.(d)	3,770,312
58,360	Invesco Mortgage Capital, Inc. REIT(d)	951,852
57,595	Investors Bancorp, Inc.	797,691
56,320	Janus Capital Group, Inc.	769,331
988,601	JPMorgan Chase & Co.	86,008,287
14,520	Kemper Corp.	571,362
199,079	KeyCorp	3,631,201
32,734	Legg Mason, Inc.	1,223,597
110,919	Leucadia National Corp.	2,816,233
69,013	Lincoln National Corp.	4,550,027
108,909	Loews Corp.	5,077,338
22,692	LPL Financial Holdings, Inc.	953,972
30,276	M&T Bank Corp.	4,705,193
2,615	Markel Corp.(c)	2,535,504
78,195	Marsh & McLennan Cos., Inc.	5,796,595
117,244	MBIA, Inc.(c)	984,850
413,983	MetLife, Inc.	21,448,459
138,723	MFA Financial, Inc. REIT	1,152,788
60,000	MGIC Investment Corp.(c)	632,400
16,271	Moody’s Corp.	1,925,185

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
314,972	Morgan Stanley	$13,660,336
23,392	Nasdaq, Inc.	1,611,007
235,082	Navient Corp.	3,573,246
65,409	New Residential Investment Corp. REIT	1,090,368
198,212	New York Community Bancorp, Inc.	2,634,237
43,182	Northern Trust Corp.	3,886,380
91,454	Old Republic International Corp.	1,891,269
20,577	PacWest Bancorp	1,016,298
43,676	PennyMac Mortgage Investment Trust REIT	780,927
101,571	People’s United Financial, Inc.	1,774,445
82,384	PHH Corp.(c)	1,062,754
123,752	PNC Financial Services Group, Inc. (The)	14,819,302
30,471	Popular, Inc.	1,277,040
75,434	Principal Financial Group, Inc.	4,913,016
18,853	ProAssurance Corp.	1,167,001
149,364	Progressive Corp. (The)	5,932,738
12,768	Prosperity Bancshares, Inc.	858,010
166,453	Prudential Financial, Inc.	17,815,465
36,276	Radian Group, Inc.	612,339
19,370	Raymond James Financial, Inc.	1,443,452
334,947	Regions Financial Corp.	4,605,521
22,134	Reinsurance Group of America, Inc.	2,767,635
9,087	RenaissanceRe Holdings Ltd. (Bermuda)	1,291,899
11,043	RLI Corp.	631,880
22,590	S&P Global, Inc.	3,031,352
78,778	Santander Consumer USA Holdings, Inc.(c)	1,003,632
14,726	Selective Insurance Group, Inc.	777,533
6,827	Signature Bank(c)	945,198
150,816	SLM Corp.(c)	1,891,233
65,156	Starwood Property Trust, Inc. REIT	1,478,390
91,453	State Street Corp.	7,672,907
16,891	Stifel Financial Corp.(c)	825,463
128,856	SunTrust Banks, Inc.	7,320,309
7,540	SVB Financial Group(c)	1,326,588
252,663	Synchrony Financial	7,024,031
23,337	Synovus Financial Corp.	975,487
56,963	T. Rowe Price Group, Inc.	4,038,107
43,443	TCF Financial Corp.	717,244
27,349	TD Ameritrade Holding Corp.	1,046,646
25,078	Torchmark Corp.	1,923,733
120,848	Travelers Cos., Inc. (The)	14,702,368
137,881	Two Harbors Investment Corp. REIT	1,377,431
370,695	U.S. Bancorp	19,009,240
59,863	Umpqua Holdings Corp.	1,057,779
13,932	United Bankshares, Inc.	555,887
76,226	Unum Group	3,531,551
23,127	Validus Holdings Ltd.	1,278,461
73,515	Valley National Bancorp	864,536
100,312	Voya Financial, Inc.	3,749,663
26,897	W.R. Berkley Corp.	1,828,458
49,065	Waddell & Reed Financial, Inc., Class A(b)	882,679
19,688	Washington Federal, Inc.	663,486
13,536	Webster Financial Corp.	687,764
1,382,510	Wells Fargo & Co.	74,434,338
1,048	White Mountains Insurance Group Ltd.	900,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
14,035	Willis Towers Watson PLC	$1,861,322
8,554	Wintrust Financial Corp.	606,136
90,568	XL Group Ltd. (Bermuda)	3,790,271
40,691	Zions Bancorporation	1,628,861

		894,625,641

	Health Care—11.0%
231,746	Abbott Laboratories	10,113,395
215,059	AbbVie, Inc.	14,180,990
89,248	Aetna, Inc.	12,054,727
37,962	Agilent Technologies, Inc.	2,089,808
20,522	Alere, Inc.(c)	1,009,067
19,129	Alexion Pharmaceuticals, Inc.(c)	2,444,304
70,071	Allergan PLC	17,087,514
50,577	Allscripts Healthcare Solutions, Inc.(c)	605,407
95,526	AmerisourceBergen Corp.	7,837,908
95,239	Amgen, Inc.	15,554,434
99,260	Anthem, Inc.	17,657,361
103,178	Baxter International, Inc.	5,744,951
26,159	Becton, Dickinson and Co.	4,890,948
20,797	Biogen, Inc.(c)	5,640,354
3,548	Bio-Rad Laboratories, Inc., Class A(c)	774,387
92,605	Boston Scientific Corp.(c)	2,442,920
273,646	Bristol-Myers Squibb Co.	15,337,858
91,798	Brookdale Senior Living, Inc.(c)	1,192,456
5,691	C.R. Bard, Inc.	1,749,869
171,437	Cardinal Health, Inc.	12,444,612
23,105	Catalent, Inc.(c)	676,514
34,227	Celgene Corp.(c)	4,245,859
36,730	Centene Corp.(c)	2,732,712
31,085	Cerner Corp.(c)	2,012,754
49,343	Cigna Corp.	7,715,765
421,865	Community Health Systems, Inc.(c)	3,632,258
4,362	Cooper Cos., Inc. (The)	873,839
67,887	Danaher Corp.	5,657,024
60,850	DaVita, Inc.(c)	4,199,259
17,578	DENTSPLY Sirona, Inc.	1,111,633
15,389	Edwards Lifesciences Corp.(c)	1,687,712
174,939	Eli Lilly & Co.	14,355,494
134,062	Endo International PLC(c)	1,524,285
13,688	Envision Healthcare Corp.(c)	766,939
288,554	Express Scripts Holding Co.(c)	17,699,902
166,946	Gilead Sciences, Inc.	11,444,148
90,640	HCA Holdings, Inc.(c)	7,632,794
19,606	HealthSouth Corp.	919,521
15,406	Henry Schein, Inc.(c)	2,677,563
29,471	Hologic, Inc.(c)	1,330,616
40,167	Humana, Inc.	8,916,271
5,906	Illumina, Inc.(c)	1,091,783
2,617	Intuitive Surgical, Inc.(c)	2,187,472
4,969	Jazz Pharmaceuticals PLC(c)	791,462
486,306	Johnson & Johnson	60,044,202
140,742	Kindred Healthcare, Inc.	1,351,123
21,322	Laboratory Corp. of America Holdings(c)	2,988,278
21,335	LifePoint Health, Inc.(c)	1,325,970
11,505	Magellan Health, Inc.(c)	791,544
33,128	Mallinckrodt PLC(c)	1,554,366

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
130,693	McKesson Corp.	$18,073,535
17,568	MEDNAX, Inc.(c)	1,060,404
237,999	Medtronic PLC	19,775,337
591,451	Merck & Co., Inc.	36,865,141
1,607	Mettler-Toledo International, Inc.(c)	825,066
25,559	Molina Healthcare, Inc.(c)	1,272,583
93,968	Mylan NV(c)	3,509,705
38,918	Owens & Minor, Inc.	1,348,509
21,134	Patterson Cos., Inc.	940,252
276,427	PDL BioPharma, Inc.	621,961
15,374	PerkinElmer, Inc.	913,369
29,901	Perrigo Co. PLC	2,210,880
1,576,660	Pfizer, Inc.	53,480,307
31,534	Quest Diagnostics, Inc.	3,327,152
11,398	Quintiles IMS Holdings, Inc.(c)	960,623
3,481	Regeneron Pharmaceuticals, Inc.(c)	1,352,334
13,237	ResMed, Inc.	899,984
57,801	Select Medical Holdings Corp.(c)	794,764
15,044	STERIS PLC	1,110,247
34,350	Stryker Corp.	4,684,310
4,893	Teleflex, Inc.	1,012,313
159,040	Tenet Healthcare Corp.(b)(c)	2,492,157
46,902	Thermo Fisher Scientific, Inc.	7,754,308
5,360	United Therapeutics Corp.(c)	673,752
185,189	UnitedHealth Group, Inc.	32,385,852
18,503	Universal Health Services, Inc., Class B	2,234,422
13,819	Varian Medical Systems, Inc.(c)	1,253,936
7,220	VCA, Inc.(c)	661,135
29,590	VWR Corp.(c)	836,213
7,490	Waters Corp.(c)	1,272,476
14,753	WellCare Health Plans, Inc.(c)	2,263,258
28,601	Zimmer Biomet Holdings, Inc.	3,422,110
35,477	Zoetis, Inc.	1,990,614

		537,071,341

	Industrials—10.4%
93,443	3M Co.	18,298,943
13,129	A.O. Smith Corp.	707,391
20,010	ABM Industries, Inc.	864,232
3,091	Acuity Brands, Inc.	544,325
59,303	AECOM(c)	2,028,756
57,550	AerCap Holdings NV (Ireland)(c)	2,647,876
31,999	AGCO Corp.	2,047,616
20,929	Air Lease Corp.	798,232
26,430	Aircastle Ltd.	624,277
27,647	Allison Transmission Holdings, Inc.	1,069,386
1,680	AMERCO	629,093
35,212	American Airlines Group, Inc.	1,500,735
31,114	AMETEK, Inc.	1,779,721
120,526	Arconic, Inc.	3,293,976
16,659	Armstrong World Industries, Inc.(c)	778,808
93,217	Avis Budget Group, Inc.(c)	2,843,118
113,506	Boeing Co. (The)	20,979,314
12,380	Brink’s Co. (The)	760,132
34,102	C.H. Robinson Worldwide, Inc.	2,479,215
10,623	Carlisle Cos., Inc.	1,077,066
194,033	Caterpillar, Inc.	19,841,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
50,154	Chicago Bridge & Iron Co. NV	$1,508,632
11,833	Cintas Corp.	1,449,188
15,197	Clean Harbors, Inc.(c)	883,098
32,477	Colfax Corp.(c)	1,314,344
42,787	Covanta Holding Corp.	622,551
10,018	Crane Co.	800,538
167,418	CSX Corp.	8,511,531
41,074	Cummins, Inc.	6,199,710
7,274	Curtiss-Wright Corp.	679,828
95,369	Deere & Co.	10,644,134
45,897	Delta Air Lines, Inc.	2,085,560
9,684	Deluxe Corp.	696,376
19,416	Donaldson Co., Inc.	898,572
35,942	Dover Corp.	2,835,105
6,568	Dun & Bradstreet Corp. (The)	719,918
122,465	Eaton Corp. PLC	9,263,253
15,104	EMCOR Group, Inc.	992,937
171,101	Emerson Electric Co.	10,313,968
8,120	EnerSys	674,853
11,278	Equifax, Inc.	1,526,026
35,630	Essendant, Inc.	595,021
9,571	Esterline Technologies Corp.(c)	875,268
30,971	Expeditors International of Washington, Inc.	1,737,163
41,212	Fastenal Co.	1,841,352
54,662	FedEx Corp.	10,369,381
31,795	Flowserve Corp.	1,617,412
70,936	Fluor Corp.	3,640,436
44,350	Fortive Corp.	2,805,581
20,895	Fortune Brands Home & Security, Inc.	1,331,847
15,001	FTI Consulting, Inc.(c)	518,885
12,612	GATX Corp.(b)	755,459
21,962	Generac Holdings, Inc.(c)	772,404
47,582	General Cable Corp.	856,476
51,427	General Dynamics Corp.	9,966,038
2,323,099	General Electric Co.	67,346,640
13,193	Genesee & Wyoming, Inc., Class A(c)	893,958
6,778	Graco, Inc.	731,007
47,946	Harsco Corp.(c)	625,695
40,481	HD Supply Holdings, Inc.(c)	1,631,384
247,427	Hertz Global Holdings, Inc.(b)(c)	4,080,071
123,115	Honeywell International, Inc.	16,145,301
13,605	Hub Group, Inc., Class A(c)	532,636
10,355	Hubbell, Inc.	1,171,461
6,954	Huntington Ingalls Industries, Inc.	1,396,989
11,113	IDEX Corp.	1,164,198
20,281	IHS Markit Ltd.(c)	880,195
48,089	Illinois Tool Works, Inc.	6,640,610
47,158	Ingersoll-Rand PLC	4,185,273
17,122	ITT, Inc.	721,350
12,367	J.B. Hunt Transport Services, Inc.	1,108,825
52,777	Jacobs Engineering Group, Inc.	2,898,513
107,642	Johnson Controls International PLC	4,474,678
20,681	Kansas City Southern	1,862,738
23,067	KAR Auction Services, Inc.	1,006,183
70,758	KBR, Inc.	994,150

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
21,913	Kennametal, Inc.	$911,143
17,195	Kirby Corp.(c)	1,213,967
14,929	KLX, Inc.(c)	706,142
8,543	Lincoln Electric Holdings, Inc.	760,583
53,964	Lockheed Martin Corp.	14,540,600
38,560	LSC Communications, Inc.	997,547
15,913	Macquarie Infrastructure Corp.	1,294,841
32,962	ManpowerGroup, Inc.	3,328,503
42,643	Masco Corp.	1,578,644
20,512	MasTec, Inc.(c)	905,605
45,377	Meritor, Inc.(c)	808,164
9,514	Moog, Inc., Class A(c)	653,136
54,541	MRC Global, Inc.(c)	994,282
8,934	MSC Industrial Direct Co., Inc., Class A	799,861
37,080	Navistar International Corp.(c)	997,823
63,513	Nielsen Holdings PLC	2,612,290
65,471	Norfolk Southern Corp.	7,692,188
31,663	Northrop Grumman Corp.	7,787,831
38,750	NOW, Inc.(c)	659,138
11,922	Old Dominion Freight Line, Inc.	1,055,335
8,947	Orbital ATK, Inc.	885,753
19,914	Oshkosh Corp.	1,381,832
25,941	Owens Corning	1,578,510
98,518	PACCAR, Inc.	6,574,106
27,609	Parker-Hannifin Corp.	4,439,527
37,333	Pentair PLC (United Kingdom)	2,408,352
132,205	Pitney Bowes, Inc.	1,757,004
50,419	Quanta Services, Inc.(c)	1,786,849
56,128	Raytheon Co.	8,711,627
12,285	Regal Beloit Corp.	968,672
54,558	Republic Services, Inc.	3,436,608
30,243	Rexnord Corp.(c)	737,929
23,883	Robert Half International, Inc.	1,099,812
18,326	Rockwell Automation, Inc.	2,883,596
22,014	Rockwell Collins, Inc.	2,291,437
10,090	Roper Technologies, Inc.	2,206,683
80,737	RR Donnelley & Sons Co.	1,014,864
19,019	Rush Enterprises, Inc., Class A(c)	717,967
28,332	Ryder System, Inc.	1,924,026
26,851	Sensata Technologies Holding NV(c)	1,105,724
8,336	Snap-on, Inc.	1,396,530
21,839	Southwest Airlines Co.	1,227,789
27,686	Spirit AeroSystems Holdings, Inc., Class A	1,582,532
25,515	SPX FLOW, Inc.(c)	922,112
32,294	Stanley Black & Decker, Inc.	4,396,828
13,634	Stericycle, Inc.(c)	1,163,526
32,797	Swift Transportation Co., Class A(c)	806,150
6,224	Teledyne Technologies, Inc.(c)	839,182
41,684	Terex Corp.	1,458,106
62,346	Textron, Inc.	2,909,064
18,908	Timken Co. (The)	912,311
10,453	TransDigm Group, Inc.	2,579,069
54,856	Trinity Industries, Inc.	1,475,626
27,999	Triumph Group, Inc.	733,574
23,559	Tutor Perini Corp.(c)	726,795
149,954	Union Pacific Corp.	16,788,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
33,672	United Continental Holdings, Inc.(c)	$2,364,111
142,088	United Parcel Service, Inc., Class B	15,268,776
18,818	United Rentals, Inc.(c)	2,063,582
195,587	United Technologies Corp.	23,272,897
38,235	Univar, Inc.(c)	1,141,315
5,136	Valmont Industries, Inc.	782,470
12,538	Verisk Analytics, Inc.(c)	1,038,272
10,393	W.W. Grainger, Inc.	2,002,731
7,643	WABCO Holdings, Inc.(c)	908,523
8,287	Wabtec Corp.(b)	695,196
91,559	Waste Management, Inc.	6,663,664
5,181	Watsco, Inc.	719,123
33,399	Welbilt, Inc.(c)	684,680
23,889	WESCO International, Inc.(c)	1,456,035
8,788	Woodward, Inc.	594,684
18,792	XPO Logistics, Inc.(c)	928,137
28,141	Xylem, Inc.	1,446,729
57,745	YRC Worldwide, Inc.(c)	615,562

		507,161,759

	Information Technology—13.7%
88,759	Accenture PLC, Class A	10,766,467
72,387	Activision Blizzard, Inc.	3,782,221
25,287	Adobe Systems, Inc.(c)	3,381,883
21,743	Akamai Technologies, Inc.(c)	1,325,018
9,232	Alliance Data Systems Corp.	2,304,584
25,365	Alphabet, Inc., Class A(c)	23,450,450
24,797	Alphabet, Inc., Class C(c)	22,465,090
25,088	Amdocs Ltd.	1,536,389
69,874	Amkor Technology, Inc.(c)	823,116
29,085	Amphenol Corp., Class A	2,103,136
38,115	Analog Devices, Inc.	2,904,363
12,577	Anixter International, Inc.(c)	1,025,654
8,602	ANSYS, Inc.(c)	947,596
730,805	Apple, Inc.	104,980,138
135,718	Applied Materials, Inc.	5,511,508
33,906	ARRIS International PLC(c)	881,217
63,051	Arrow Electronics, Inc.(c)	4,445,095
11,125	Autodesk, Inc.(c)	1,002,029
57,181	Automatic Data Processing, Inc.	5,974,843
91,094	Avnet, Inc.	3,524,427
22,123	Benchmark Electronics, Inc.(c)	701,299
61,160	Booz Allen Hamilton Holding Corp.	2,197,479
12,665	Broadcom Ltd.	2,796,559
14,644	Broadridge Financial Solutions, Inc.	1,024,201
81,447	Brocade Communications Systems, Inc.	1,023,789
87,795	CA, Inc.	2,882,310
7,870	CACI International, Inc., Class A(c)	928,660
24,808	Cadence Design Systems, Inc.(c)	807,997
9,814	CDK Global, Inc.	638,008
27,743	CDW Corp.	1,639,334
11,483	Check Point Software Technologies Ltd. (Israel)(c)	1,194,347
938,111	Cisco Systems, Inc.	31,961,442
16,740	Citrix Systems, Inc.(c)	1,354,936
82,028	Cognizant Technology Solutions Corp., Class A(c)	4,940,546

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
35,133	CommScope Holding Co., Inc.(c)	$1,476,991
26,298	Convergys Corp.	591,968
16,103	CoreLogic, Inc.(c)	688,242
246,229	Corning, Inc.	7,103,707
31,084	Cree, Inc.(c)	680,118
34,969	CSRA, Inc.	1,016,899
63,469	Cypress Semiconductor Corp.	889,201
23,352	Diebold Nixdorf, Inc.	658,526
6,608	DST Systems, Inc.	813,511
59,474	Dxc Technology Co.(c)	4,480,771
101,276	eBay, Inc.(c)	3,383,631
15,962	EchoStar Corp., Class A(c)	918,773
19,916	Electronic Arts, Inc.(c)	1,888,435
6,376	F5 Networks, Inc.(c)	823,333
82,881	Facebook, Inc., Class A(c)	12,452,870
49,211	Fidelity National Information Services, Inc.	4,143,074
77,985	First Data Corp., Class A(c)	1,218,126
40,903	First Solar, Inc.(b)(c)	1,208,684
22,335	Fiserv, Inc.(c)	2,660,992
5,885	FleetCor Technologies, Inc.(c)	830,609
299,766	Flex Ltd.(c)	4,634,382
22,252	FLIR Systems, Inc.	817,316
31,476	Genpact Ltd.	768,644
13,215	Global Payments, Inc.	1,080,458
21,480	Harris Corp.	2,403,397
692,484	Hewlett Packard Enterprise Co.	12,900,977
680,761	HP, Inc.	12,811,922
12,516	IAC/InterActiveCorp.(c)	1,038,953
20,348	Insight Enterprises, Inc.(c)	856,651
1,246,238	Intel Corp.	45,051,504
229,727	International Business Machines Corp.	36,822,941
17,513	Intuit, Inc.	2,192,803
102,558	Jabil Circuit, Inc.	2,976,233
62,625	Juniper Networks, Inc.	1,883,134
32,837	Keysight Technologies, Inc.(c)	1,229,089
42,957	KLA-Tencor Corp.	4,219,237
15,610	Lam Research Corp.	2,261,108
22,556	Leidos Holdings, Inc.	1,187,799
82,047	Marvell Technology Group Ltd. (Bermuda)	1,232,346
47,741	Mastercard, Inc., Class A	5,553,233
45,847	Maxim Integrated Products, Inc.	2,024,145
26,374	Microchip Technology, Inc.	1,993,347
291,271	Micron Technology, Inc.(c)	8,059,469
1,008,248	Microsoft Corp.	69,024,658
26,713	Motorola Solutions, Inc.	2,296,517
32,369	NCR Corp.(c)	1,335,221
52,878	NetApp, Inc.	2,107,188
17,596	NetScout Systems, Inc.(c)	662,489
44,568	Nuance Communications, Inc.(c)	797,322
19,443	NVIDIA Corp.	2,027,905
33,366	NXP Semiconductors NV (Netherlands)(c)	3,528,455
72,219	ON Semiconductor Corp.(c)	1,024,065
530,631	Oracle Corp.	23,857,170
47,414	Paychex, Inc.	2,810,702
114,575	PayPal Holdings, Inc.(c)	5,467,519
26,737	Qorvo, Inc.(c)	1,818,918

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
346,519	QUALCOMM, Inc.	$18,621,931
9,112	Red Hat, Inc.(c)	802,585
20,686	salesforce.com, inc.(c)	1,781,478
34,673	Sanmina Corp.(c)	1,291,569
15,383	ScanSource, Inc.(c)	607,629
7,206	Science Applications International Corp.	525,966
105,951	Seagate Technology PLC	4,463,716
12,710	Skyworks Solutions, Inc.	1,267,695
186,559	Symantec Corp.	5,900,861
10,231	SYNNEX Corp.	1,109,347
18,051	Synopsys, Inc.(c)	1,330,359
75,341	TE Connectivity Ltd.	5,829,133
46,083	Tech Data Corp.(c)	4,407,839
31,312	Teradata Corp.(c)	913,684
25,955	Teradyne, Inc.	915,433
125,018	Texas Instruments, Inc.	9,898,925
18,180	Total System Services, Inc.	1,041,896
34,577	Trimble, Inc.(c)	1,225,063
57,027	Twitter, Inc.(c)	939,805
57,987	Unisys Corp.(b)(c)	655,253
11,602	Vantiv, Inc., Class A(c)	719,788
31,569	VeriFone Systems, Inc.(c)	585,289
115,680	Visa, Inc., Class A	10,552,330
45,524	Vishay Intertechnology, Inc.	744,317
64,278	Western Digital Corp.	5,725,241
133,849	Western Union Co. (The)	2,658,241
547,203	Xerox Corp.	3,934,390
34,355	Xilinx, Inc.	2,168,144
142,273	Yahoo!, Inc.(c)	6,858,981

		673,388,697

	Materials—3.6%
37,378	Air Products & Chemicals, Inc.	5,251,609
89,966	AK Steel Holding Corp.(c)	570,384
16,061	Albemarle Corp.	1,749,204
143,005	Alcoa Corp.	4,823,559
59,746	Allegheny Technologies, Inc.(b)	1,096,339
11,624	AptarGroup, Inc.	933,407
15,732	Ashland Global Holdings, Inc.	1,942,902
20,200	Avery Dennison Corp.	1,680,842
43,909	Axalta Coating Systems Ltd.(c)	1,377,425
26,880	Ball Corp.	2,066,803
28,908	Bemis Co., Inc.	1,298,836
19,394	Berry Global Group, Inc.(c)	969,700
15,030	Cabot Corp.	904,656
15,127	Carpenter Technology Corp.	614,156
22,569	Celanese Corp., Series A	1,964,406
102,451	CF Industries Holdings, Inc.	2,739,540
44,777	Chemours Co. (The)	1,804,065
131,736	Cliffs Natural Resources, Inc.(c)	885,266
53,016	Commercial Metals Co.	988,218
8,437	Compass Minerals International, Inc.(b)	556,842
92,738	Constellium NV, Class A (Netherlands)(c)	644,529
39,310	Crown Holdings, Inc.(c)	2,204,898
40,201	Domtar Corp.	1,593,970
286,231	Dow Chemical Co. (The)	17,975,307
170,994	E.I. du Pont de Nemours & Co.	13,636,771

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
40,452	Eastman Chemical Co.	$3,226,047
34,251	Ecolab, Inc.	4,421,462
21,454	FMC Corp.	1,571,076
688,716	Freeport-McMoRan, Inc.(c)	8,781,129
70,865	Graphic Packaging Holding Co.	962,347
75,416	Huntsman Corp.	1,868,054
11,280	International Flavors & Fragrances, Inc.	1,563,295
135,457	International Paper Co.	7,310,614
144,683	LyondellBasell Industries NV, Class A	12,263,331
6,874	Martin Marietta Materials, Inc.	1,513,586
72,838	Monsanto Co.	8,493,639
150,670	Mosaic Co. (The)	4,057,543
1,804	NewMarket Corp.	849,143
143,975	Newmont Mining Corp.	4,867,795
93,099	Nucor Corp.	5,709,762
33,907	Olin Corp.	1,089,432
101,424	Owens-Illinois, Inc.(c)	2,213,072
17,653	Packaging Corp. of America	1,743,763
51,748	Platform Specialty Products Corp.(c)	733,269
21,243	PolyOne Corp.	832,938
47,858	PPG Industries, Inc.	5,256,723
56,781	Praxair, Inc.	7,096,489
25,158	Reliance Steel & Aluminum Co.	1,982,954
27,494	RPM International, Inc.	1,445,085
30,427	Sealed Air Corp.	1,339,397
7,183	Sherwin-Williams Co. (The)	2,404,006
10,372	Silgan Holdings, Inc.	628,751
26,990	Sonoco Products Co.	1,411,847
24,102	Southern Copper Corp. (Peru)	852,488
49,748	Steel Dynamics, Inc.	1,797,893
15,025	Trinseo SA	997,660
59,083	United States Steel Corp.	1,318,733
10,716	Valspar Corp. (The)	1,204,907
12,708	Vulcan Materials Co.	1,536,143
10,174	W.R. Grace & Co.	709,331
66,715	WestRock Co.	3,573,255

		177,900,593

	Real Estate—3.1%
11,187	Alexandria Real Estate Equities, Inc. REIT	1,258,649
23,778	American Campus Communities, Inc. REIT	1,126,839
35,323	American Tower Corp. REIT	4,448,579
24,288	Apartment Investment & Management Co., Class A REIT	1,062,357
58,470	Apple Hospitality REIT, Inc. REIT	1,095,143
20,338	AvalonBay Communities, Inc. REIT	3,860,966
28,772	Boston Properties, Inc. REIT	3,642,535
53,407	Brandywine Realty Trust REIT	906,317
71,123	Brixmor Property Group, Inc. REIT	1,404,679
18,560	Camden Property Trust REIT	1,528,045
106,304	CBL & Associates Properties, Inc. REIT	983,312
56,767	CBRE Group, Inc., Class A(c)	2,032,826
53,134	Columbia Property Trust, Inc. REIT	1,195,515
50,592	CoreCivic, Inc. REIT(b)	1,742,894
23,554	Corporate Office Properties Trust REIT	771,158
38,661	Crown Castle International Corp. REIT	3,657,331
23,100	CubeSmart REIT	585,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
14,834	DCT Industrial Trust, Inc. REIT	$750,007
86,033	DDR Corp. REIT	930,017
66,301	DiamondRock Hospitality Co. REIT	729,974
23,823	Digital Realty Trust, Inc. REIT	2,735,833
21,720	Douglas Emmett, Inc. REIT	818,192
66,594	Duke Realty Corp. REIT	1,846,652
10,667	EPR Properties REIT	775,598
4,009	Equinix, Inc. REIT	1,674,559
34,329	Equity Commonwealth REIT(c)	1,098,185
8,851	Equity LifeStyle Properties, Inc. REIT	716,134
78,819	Equity Residential REIT	5,090,131
9,225	Essex Property Trust, Inc. REIT	2,255,236
13,533	Extra Space Storage, Inc. REIT	1,022,147
8,697	Federal Realty Investment Trust REIT	1,138,350
42,486	Forest City Realty Trust, Inc., Class A REIT	960,184
21,906	Gaming and Leisure Properties, Inc. REIT	762,329
29,778	Geo Group, Inc. (The) REIT	992,203
98,275	GGP, Inc. REIT	2,123,723
26,290	Gramercy Property Trust REIT	730,599
135,123	HCP, Inc. REIT	4,236,106
22,566	Healthcare Realty Trust, Inc. REIT	740,165
23,181	Healthcare Trust of America, Inc., Class A REIT	739,242
19,203	Highwoods Properties, Inc. REIT	977,049
58,302	Hospitality Properties Trust REIT	1,855,753
206,273	Host Hotels & Resorts, Inc. REIT	3,702,600
5,819	Howard Hughes Corp. (The)(c)	716,377
70,746	Iron Mountain, Inc. REIT	2,459,131
10,943	Jones Lang LaSalle, Inc.	1,256,913
13,044	Kilroy Realty Corp. REIT	919,993
85,952	Kimco Realty Corp. REIT	1,743,966
10,802	Lamar Advertising Co., Class A REIT	778,500
34,078	LaSalle Hotel Properties REIT	973,268
68,696	Lexington Realty Trust REIT	698,638
38,482	Liberty Property Trust REIT	1,561,215
33,630	Macerich Co. (The) REIT	2,099,521
30,461	Mack-Cali Realty Corp. REIT	823,970
54,996	Medical Properties Trust, Inc. REIT	718,798
13,434	Mid-America Apartment Communities, Inc. REIT	1,332,787
22,933	National Retail Properties, Inc. REIT	968,231
35,980	OMEGA Healthcare Investors, Inc. REIT	1,187,340
43,505	Outfront Media, Inc. REIT	1,138,091
42,401	Paramount Group, Inc. REIT	695,376
35,635	Park Hotels & Resorts, Inc. REIT	914,750
49,609	Piedmont Office Realty Trust, Inc., Class A REIT	1,083,957
100,320	Prologis, Inc. REIT	5,458,411
14,211	Public Storage REIT	2,975,499
74,362	Quality Care Properties, Inc. REIT(c)	1,290,181
37,867	Rayonier, Inc. REIT	1,068,607
61,317	Realogy Holdings Corp.	1,873,234
33,790	Realty Income Corp. REIT	1,971,646
14,877	Regency Centers Corp. REIT	939,929
72,044	Retail Properties of America, Inc., Class A REIT	961,067

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
42,866	RLJ Lodging Trust REIT	$921,190
11,474	Ryman Hospitality Properties, Inc. REIT	731,812
6,040	SBA Communications Corp. REIT(c)	764,000
82,505	Senior Housing Properties Trust REIT	1,775,508
41,763	Simon Property Group, Inc. REIT	6,901,753
20,519	SL Green Realty Corp. REIT	2,153,059
108,681	Spirit Realty Capital, Inc. REIT	1,023,775
8,133	Sun Communities, Inc. REIT	680,000
59,893	Sunstone Hotel Investors, Inc. REIT	891,807
13,867	Taubman Centers, Inc. REIT	867,381
43,541	UDR, Inc. REIT	1,625,821
81,295	Ventas, Inc. REIT	5,203,693
252,194	VEREIT, Inc. REIT	2,110,864
30,122	Vornado Realty Trust REIT	2,898,941
100,374	Washington Prime Group, Inc. REIT	883,291
23,918	Weingarten Realty Investors REIT	783,793
92,456	Welltower, Inc. REIT	6,605,057
115,558	Weyerhaeuser Co. REIT	3,913,949
19,378	WP Carey, Inc. REIT	1,213,063
47,826	Xenia Hotels & Resorts, Inc. REIT	835,042

		152,096,662

	Telecommunication Services—3.6%
2,237,313	AT&T, Inc.	88,664,714
549,712	CenturyLink, Inc.(b)	14,111,107
1,364,963	Frontier Communications Corp.(b)	2,566,130
61,831	Level 3 Communications, Inc.(c)	3,756,852
54,530	Telephone & Data Systems, Inc.	1,497,394
47,672	T-Mobile US, Inc.(c)	3,206,895
1,305,227	Verizon Communications, Inc.	59,922,972
227,335	Windstream Holdings, Inc.(b)	1,254,889

		174,980,953

	Utilities—5.0%
471,931	AES Corp. (The)	5,337,540
12,216	ALLETE, Inc.	854,021
59,830	Alliant Energy Corp.	2,352,516
82,607	Ameren Corp.	4,517,777
172,240	American Electric Power Co., Inc.	11,683,039
36,621	American Water Works Co., Inc.	2,920,891
31,848	Aqua America, Inc.	1,053,850
25,067	Atmos Energy Corp.	2,030,928
20,463	Avangrid, Inc.	890,141
22,596	Avista Corp.	911,523
13,089	Black Hills Corp.	890,314
223,530	Calpine Corp.(c)	2,280,006
150,768	CenterPoint Energy, Inc.	4,301,411
77,762	CMS Energy Corp.	3,530,395
109,504	Consolidated Edison, Inc.	8,681,477
145,449	Dominion Resources, Inc.	11,262,116
56,392	DTE Energy Co.	5,898,039
256,311	Duke Energy Corp.	21,145,658
122,600	Dynegy, Inc.(c)	787,092
93,256	Edison International	7,457,682
92,491	Entergy Corp.	7,053,364
90,917	Eversource Energy	5,400,470
448,064	Exelon Corp.	15,516,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
276,876	FirstEnergy Corp.	$8,289,668
62,645	Great Plains Energy, Inc.	1,853,666
42,017	Hawaiian Electric Industries, Inc.	1,408,410
12,122	IDACORP, Inc.	1,024,551
63,129	MDU Resources Group, Inc.	1,698,170
19,859	National Fuel Gas Co.	1,099,791
22,738	New Jersey Resources Corp.	917,478
104,547	NextEra Energy, Inc.	13,963,297
83,808	NiSource, Inc.	2,032,344
13,837	NorthWestern Corp.	827,176
169,361	NRG Energy, Inc.	2,862,201
58,596	OGE Energy Corp.	2,037,969
12,651	ONE Gas, Inc.	870,768
153,567	PG&E Corp.	10,296,667
36,123	Pinnacle West Capital Corp.	3,073,706
25,497	PNM Resources, Inc.	949,763
28,106	Portland General Electric Co.	1,274,326
224,036	PPL Corp.	8,538,012
189,633	Public Service Enterprise Group, Inc.	8,353,334
44,095	SCANA Corp.	2,923,940
65,672	Sempra Energy	7,422,249
321,946	Southern Co. (The)	16,032,911
10,773	Spire, Inc.	738,489
47,939	UGI Corp.	2,404,620
24,207	Vectren Corp.	1,438,380
69,445	WEC Energy Group, Inc.	4,202,811
38,051	Westar Energy, Inc.	1,979,794
11,868	WGL Holdings, Inc.	978,635
160,087	Xcel Energy, Inc.	7,211,919

		243,461,751

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $4,206,655,399)—100.0%	4,895,697,430

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.1%
56,940,680	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $56,940,680)	56,940,680

	Total Investments (Cost $4,263,596,079)—101.1%	4,952,638,110
	Other assets less liabilities—(1.1)%	(55,550,773)

	Net Assets—100.0%	$4,897,087,337

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—17.3%
35,943	1-800-Flowers.com, Inc., Class A(b)	$386,387
100,841	Aaron’s, Inc.	3,624,226
35,242	AMC Entertainment Holdings, Inc., Class A	1,067,833
66,352	American Outdoor Brands Corp.(b)(c)	1,469,697
29,265	American Public Education, Inc.(b)	646,756
12,921	America’s Car-Mart, Inc.(b)(c)	481,953
308,111	Arcos Dorados Holdings, Inc., Class A (Uruguay)(b)	2,526,510
44,508	Ascent Capital Group, Inc., Class A(b)	570,147
14,759	AV Homes, Inc.(b)	259,020
142,051	Barnes & Noble Education, Inc.(b)	1,478,751
238,554	Barnes & Noble, Inc.	2,039,637
16,716	Bassett Furniture Industries, Inc.	502,316
108,360	Beazer Homes USA, Inc.(b)	1,344,748
93,236	Belmond Ltd., Class A (United Kingdom)(b)	1,156,126
55,044	Big 5 Sporting Goods Corp.	847,678
1,411	Biglari Holdings, Inc.(b)	601,975
27,601	BJ’s Restaurants, Inc.(b)	1,244,805
35,637	Black Diamond, Inc.(b)	187,094
31,515	Bob Evans Farms, Inc.	2,103,311
24,033	Boot Barn Holdings, Inc.(b)(c)	254,990
117,335	Boyd Gaming Corp.(b)	2,661,158
75,486	Bravo Brio Restaurant Group, Inc.(b)	366,107
47,464	Bridgepoint Education, Inc.(b)	579,061
24,586	Bright Horizons Family Solutions, Inc.(b)	1,871,486
105,988	Buckle, Inc. (The)(c)	1,981,976
14,683	Buffalo Wild Wings, Inc.(b)	2,313,307
35,431	Build-A-Bear Workshop, Inc.(b)	368,482
2,227	Cable One, Inc.	1,518,502
77,957	Caleres, Inc.	2,246,721
75,750	Callaway Golf Co.	897,637
9,104	Capella Education Co.	867,611
122,195	Career Education Corp.(b)	1,240,279
13,552	Carriage Services, Inc.	370,647
37,313	Carrols Restaurant Group, Inc.(b)	522,382
34,615	Carter’s, Inc.	3,185,965
57,022	Cato Corp. (The), Class A	1,286,416
7,032	Cavco Industries, Inc.(b)	835,050
30,062	Century Casinos, Inc.(b)	247,410
24,415	Century Communities, Inc.(b)	666,529
36,636	Cheesecake Factory, Inc. (The)	2,350,566
51,933	Chegg, Inc.(b)(c)	467,916
207,180	Chico’s FAS, Inc.	2,863,228
14,233	Children’s Place, Inc. (The)	1,633,948
31,036	Choice Hotels International, Inc.	1,945,957
196,911	Christopher & Banks Corp.(b)	242,201
8,156	Churchill Downs, Inc.	1,360,421
11,912	Chuy’s Holdings, Inc.(b)	354,978
30,128	Citi Trends, Inc.	566,105
56,028	Clear Channel Outdoor Holdings, Inc., Class A	288,544
67,419	ClubCorp Holdings, Inc.	906,786
9,397	Collectors Universe, Inc.	256,632
19,826	Columbia Sportswear Co.	1,122,548

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
118,476	Conn’s, Inc.(b)(c)	$2,085,178
69,848	Container Store Group, Inc. (The)(b)(c)	287,774
23,492	Cooper-Standard Holdings, Inc.(b)	2,656,240
182,641	Crocs, Inc.(b)	1,137,853
20,415	CSS Industries, Inc.	538,139
10,840	Culp, Inc.	347,964
17,125	Dave & Buster’s Entertainment, Inc.(b)	1,096,171
31,073	Del Frisco’s Restaurant Group, Inc.(b)	534,456
26,582	Del Taco Restaurants, Inc.(b)	349,553
46,675	Denny’s Corp.(b)	592,772
53,317	Destination Maternity Corp.(b)	182,344
31,081	DineEquity, Inc.	1,757,320
15,397	Domino’s Pizza, Inc.	2,792,862
12,819	Dorman Products, Inc.(b)	1,065,900
253,561	Drive Shack, Inc.	1,034,529
42,309	Dunkin’ Brands Group, Inc.	2,363,381
50,076	E.W. Scripps Co. (The), Class A(b)	1,115,693
27,177	El Pollo Loco Holdings, Inc.(b)	341,071
36,487	Eldorado Resorts, Inc.(b)(c)	697,814
81,568	Entravision Communications Corp., Class A	505,722
53,399	Eros International PLC (India)(b)(c)	531,320
34,665	Ethan Allen Interiors, Inc.	1,033,017
35,316	Etsy, Inc.(b)	380,000
105,301	Extended Stay America, Inc.	1,836,449
31,893	Fiesta Restaurant Group, Inc.(b)	776,595
109,610	Finish Line, Inc. (The), Class A	1,732,934
19,964	Five Below, Inc.(b)	980,632
7,682	Flexsteel Industries, Inc.	408,068
12,067	Fox Factory Holding Corp.(b)	362,613
34,644	Francesca’s Holdings Corp.(b)	546,682
77,482	Fred’s, Inc., Class A(c)	1,140,535
35,548	FTD Cos., Inc.(b)	710,960
32,628	Gentherm, Inc.(b)	1,212,130
77,045	G-III Apparel Group Ltd.(b)	1,825,966
52,456	Global Eagle Entertainment, Inc.(b)(c)	162,614
117,719	GoPro, Inc., Class A(b)(c)	971,182
27,376	Grand Canyon Education, Inc.(b)	2,057,580
96,133	Gray Television, Inc.(b)	1,408,348
33,026	Green Brick Partners, Inc.(b)	340,168
372,627	Groupon, Inc., Class A(b)	1,460,698
137,301	Harte-Hanks, Inc.(b)	186,729
37,222	Haverty Furniture Cos., Inc.	917,522
24,961	Helen of Troy Ltd.(b)	2,346,334
47,278	Hibbett Sports, Inc.(b)(c)	1,229,228
43,746	Hilton Grand Vacations, Inc.(b)	1,464,179
10,890	Hooker Furniture Corp.	473,170
21,655	Horizon Global Corp.(b)	305,119
186,861	Houghton Mifflin Harcourt Co.(b)	2,148,901
438,452	Hovnanian Enterprises, Inc., Class A(b)(c)	1,025,978
17,715	Hyatt Hotels Corp., Class A(b)	983,182
135,336	Iconix Brand Group, Inc.(b)	947,352
64,421	Ilg, Inc.	1,553,190
39,159	IMAX Corp.(b)	1,194,349
7,817	Installed Building Products, Inc.(b)	417,037
30,126	International Speedway Corp., Class A	1,117,675

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
13,493	Intrawest Resorts Holdings, Inc.(b)	$318,165
17,216	iRobot Corp.(b)	1,372,804
31,578	Isle of Capri Casinos, Inc.(b)(c)	728,189
24,976	J. Alexander’s Holdings, Inc.(b)	274,736
15,264	Jack in the Box, Inc.	1,556,470
86,054	JAKKS Pacific, Inc.(b)(c)	421,665
49,327	John Wiley & Sons, Inc., Class A	2,599,533
6,884	Johnson Outdoors, Inc., Class A	250,027
70,286	K12, Inc.(b)	1,324,891
56,710	Kandi Technologies Group, Inc. (China)(b)(c)	232,511
52,169	Kate Spade & Co.(b)	907,741
143,929	KB Home(c)	2,964,937
44,541	Kirkland’s, Inc.(b)	523,802
130,857	La Quinta Holdings, Inc.(b)	1,846,392
48,288	Lands’ End, Inc.(b)(c)	1,139,597
55,380	La-Z-Boy, Inc.	1,545,102
16,218	LCI Industries(c)	1,640,451
15,886	LGI Homes, Inc.(b)(c)	505,651
50,310	Libbey, Inc.	528,255
24,232	Liberty Expedia Holdings, Inc., Class A(b)	1,170,648
140,540	Liberty TripAdvisor Holdings, Inc., Series A(b)	2,065,938
45,833	Liberty Ventures, Series A(b)	2,468,107
15,958	Lifetime Brands, Inc.	306,394
24,603	Lions Gate Entertainment Corp., Class A	643,861
48,584	Lions Gate Entertainment Corp., Class B(b)	1,158,728
12,123	Loral Space & Communications, Inc.(b)	464,917
40,665	Lululemon Athletica, Inc.(b)	2,114,580
75,441	Lumber Liquidators Holdings, Inc.(b)(c)	1,852,077
60,289	M/I Homes, Inc.(b)	1,637,449
11,269	Madison Square Garden Co. (The), Class A(b)	2,273,746
6,729	MakeMyTrip Ltd. (India)(b)(c)	258,394
8,642	Malibu Boats, Inc., Class A(b)	199,112
21,724	Marcus Corp. (The)	734,271
31,700	MarineMax, Inc.(b)	645,095
13,392	Marriott Vacations Worldwide Corp.	1,475,531
71,773	MDC Holdings, Inc.	2,225,681
113,649	MDC Partners, Inc., Class A(c)	1,017,159
81,806	Meritage Homes Corp.(b)	3,186,344
142,362	Michaels Cos., Inc. (The)(b)	3,325,576
121,863	Modine Manufacturing Co.(b)	1,474,542
12,284	Monarch Casino & Resort, Inc.(b)	362,009
23,610	Monro Muffler Brake, Inc.(c)	1,224,179
17,851	Motorcar Parts of America, Inc.(b)	541,242
27,984	Movado Group, Inc.	654,826
43,894	MSG Networks, Inc., Class A(b)	1,095,155
9,277	NACCO Industries, Inc., Class A	785,298
5,372	Nathan’s Famous, Inc.(b)	366,370
143,677	National CineMedia, Inc.	1,705,446
21,596	Nautilus, Inc.(b)	393,047
19,381	New Home Co., Inc. (The)(b)	225,982
78,410	New Media Investment Group, Inc.	1,031,876
122,286	New York Times Co. (The), Class A	1,767,033

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
10,231	Nexstar Media Group, Inc., Class A	$705,939
18,360	Nutrisystem, Inc.	981,342
32,274	Ollie’s Bargain Outlet Holdings, Inc.(b)	1,236,094
30,855	Overstock.com, Inc.(b)	535,334
22,412	Oxford Industries, Inc.	1,299,448
11,976	Papa John’s International, Inc.	946,823
41,862	Party City Holdco, Inc.(b)(c)	669,792
119,094	Penn National Gaming, Inc.(b)	2,200,857
36,321	Perry Ellis International, Inc.(b)	745,307
25,162	PetMed Express, Inc.(c)	581,242
285,355	Pier 1 Imports, Inc.	1,923,293
12,727	Planet Fitness, Inc., Class A	264,722
19,305	Pool Corp.	2,309,264
29,090	Potbelly Corp.(b)	405,806
16,133	RCI Hospitality Holdings, Inc.	268,453
19,990	Reading International, Inc., Class A(b)	314,443
24,091	Red Robin Gourmet Burgers, Inc.(b)	1,415,346
30,059	Red Rock Resorts, Inc., Class A	702,779
117,377	Regis Corp.(b)	1,280,583
354,549	Rent-A-Center, Inc.(c)	3,790,129
65,322	RH(b)(c)	3,133,496
572,510	Ruby Tuesday, Inc.(b)	1,459,901
24,152	Ruth’s Hospitality Group, Inc.	480,625
26,523	Salem Media Group, Inc.	202,901
51,367	Scholastic Corp.	2,220,595
51,001	Scientific Games Corp., Class A(b)	1,211,274
83,897	Sears Hometown and Outlet Stores, Inc.(b)(c)	281,055
62,053	Select Comfort Corp.(b)	1,917,438
79,568	Sequential Brands Group, Inc.(b)(c)	268,144
28,811	Shoe Carnival, Inc.	730,935
32,002	Shutterfly, Inc.(b)	1,660,904
74,834	Sinclair Broadcast Group, Inc., Class A	2,952,201
462,501	Sirius XM Holdings, Inc.(c)	2,289,380
108,450	Skechers U.S.A., Inc., Class A(b)	2,738,363
17,074	SodaStream International Ltd. (Israel)(b)(c)	928,655
26,554	Sonic Corp.	713,772
70,442	Sotheby’s(b)(c)	3,336,133
22,347	Speedway Motorsports, Inc.	403,363
71,417	Sportsman’s Warehouse Holdings, Inc.(b)(c)	292,096
624,344	Stage Stores, Inc.(c)	1,798,111
24,004	Standard Motor Products, Inc.	1,220,123
376,922	Stein Mart, Inc.	930,997
64,052	Steven Madden Ltd.(b)	2,437,179
42,027	Stoneridge, Inc.(b)	824,149
8,944	Strattec Security Corp.	287,550
13,040	Strayer Education, Inc.	1,130,698
31,484	Sturm Ruger & Co., Inc.(c)	1,903,208
43,013	Superior Industries International, Inc.	935,533
86,121	Tailored Brands, Inc.(c)	1,061,872
55,264	Taylor Morrison Home Corp., Class A(b)	1,276,598
6,794	Tesla, Inc.(b)(c)	2,133,792
37,256	Texas Roadhouse, Inc.	1,746,561
16,009	Tile Shop Holdings, Inc.	341,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
26,020	Tilly’s, Inc., Class A	$248,751
61,120	TopBuild Corp.(b)	3,128,733
75,296	Tower International, Inc.	2,040,522
47,626	Townsquare Media, Inc., Class A(b)	576,275
200,916	TRI Pointe Group, Inc.(b)	2,501,404
53,729	TripAdvisor, Inc.(b)	2,418,342
80,499	tronc, Inc.(b)	1,154,356
202,433	Tuesday Morning Corp.(b)	657,907
30,814	Unifi, Inc.(b)	864,949
10,864	Universal Electronics, Inc.(b)	752,875
62,252	Universal Technical Institute, Inc.(b)	225,352
14,809	Vail Resorts, Inc.	2,927,147
47,744	Vera Bradley, Inc.(b)	436,858
102,435	Vince Holding Corp.(b)(c)	102,435
78,290	Vitamin Shoppe, Inc.(b)	1,510,997
145,454	VOXX International Corp.(b)	945,451
8,182	Wayfair, Inc., Class A(b)(c)	373,999
90,638	Weight Watchers International, Inc.(b)(c)	1,892,521
212,035	Wendy’s Co. (The)	3,125,396
11,866	Weyco Group, Inc.	331,773
66,408	William Lyon Homes, Class A(b)(c)	1,460,976
11,553	Wingstop, Inc.(c)	340,005
18,751	Winnebago Industries, Inc.	538,154
124,982	Wolverine World Wide, Inc.	3,013,316
27,303	World Wrestling Entertainment, Inc., Class A(c)	585,103
63,905	ZAGG, Inc.(b)	453,726
10,537	Zoe’s Kitchen, Inc.(b)(c)	190,193
39,828	Zumiez, Inc.(b)	714,913

		281,722,039

	Consumer Staples—3.2%
72,181	Adecoagro SA (Argentina)(b)	800,487
14,081	AdvancePierre Foods Holdings, Inc.	571,970
29,599	Alliance One International, Inc.(b)	406,986
42,928	Amira Nature Foods Ltd. (United Arab Emirates)(b)(c)	222,796
49,588	B&G Foods, Inc.(c)	2,082,696
51,839	Blue Buffalo Pet Products, Inc.(b)	1,277,831
5,370	Boston Beer Co., Inc. (The), Class A(b)(c)	775,160
10,824	Calavo Growers, Inc.	710,054
40,804	Cal-Maine Foods, Inc.(c)	1,540,351
12,055	Central Garden & Pet Co.(b)(c)	455,679
40,434	Central Garden & Pet Co., Class A(b)	1,424,490
37,290	Chefs’ Warehouse, Inc. (The)(b)	509,009
4,792	Coca-Cola Bottling Co. Consolidated	1,015,233
153,008	Coty, Inc., Class A	2,731,193
12,175	Craft Brew Alliance, Inc.(b)	165,580
34,378	Energizer Holdings, Inc.	2,036,209
5,756	Farmer Brothers Co.(b)	204,338
46,858	Fresh Del Monte Produce, Inc.	2,872,395
41,133	Ingles Markets, Inc., Class A	1,920,911
19,737	Inter Parfums, Inc.	749,019
37,896	Inventure Foods, Inc.(b)(c)	140,215
9,127	J & J Snack Foods Corp.	1,228,312
10,693	John B. Sanfilippo & Son, Inc.	785,936
15,456	Lancaster Colony Corp.	1,945,910

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
44,326	Landec Corp.(b)	$609,483
8,773	Medifast, Inc.	406,365
5,401	MGP Ingredients, Inc.(c)	282,796
4,973	National Beverage Corp.	440,558
15,468	Natural Grocers by Vitamin Cottage, Inc.(b)(c)	169,220
9,294	Nutraceutical International Corp.	294,620
28,054	Omega Protein Corp.	565,288
11,716	Orchids Paper Products Co.(c)	285,285
112,742	Pilgrim’s Pride Corp.	2,926,782
17,846	PriceSmart, Inc.	1,551,710
14,780	Revlon, Inc., Class A(b)	383,541
28,923	Sanderson Farms, Inc.	3,348,705
26,664	Seneca Foods Corp., Class A(b)	991,901
73,002	Smart & Final Stores, Inc.(b)(c)	861,424
60,347	Snyder’s-Lance, Inc.	2,127,835
18,519	Spectrum Brands Holdings, Inc.	2,661,736
191,321	SunOpta, Inc. (Canada)(b)(c)	1,396,643
36,479	Synutra International, Inc.(b)	219,786
12,601	Tootsie Roll Industries, Inc.(c)	470,647
9,264	USANA Health Sciences, Inc.(b)	526,658
107,915	Vector Group Ltd.	2,343,914
23,021	Village Super Market, Inc., Class A	607,524
6,576	WD-40 Co.	689,494
24,534	Weis Markets, Inc.	1,418,311

		52,152,986

	Energy—5.8%
200,385	Alon USA Energy, Inc.	2,422,655
269,032	Approach Resources, Inc.(b)(c)	556,896
118,281	Archrock, Inc.	1,395,716
46,695	Ardmore Shipping Corp. (Ireland)	361,886
245,105	Bill Barrett Corp.(b)	941,203
272,720	Bonanza Creek Energy, Inc.(b)(c)	137,724
166,318	Bristow Group, Inc.	2,223,672
35,642	Callon Petroleum Co.(b)	422,001
84,245	CARBO Ceramics, Inc.(b)(c)	578,763
33,575	Carrizo Oil & Gas, Inc.(b)	844,411
182,715	Clean Energy Fuels Corp.(b)	445,825
468,898	Cloud Peak Energy, Inc.(b)	1,580,186
1,552,674	Cobalt International Energy, Inc.(b)	607,251
39,065	Comstock Resources, Inc.(b)(c)	341,428
56,192	Contango Oil & Gas Co.(b)	402,335
22,916	Core Laboratories NV(c)	2,539,551
110,778	CVR Energy, Inc.(c)	2,424,930
908,565	Denbury Resources, Inc.(b)	2,017,014
226,792	DHT Holdings, Inc.	1,086,334
21,736	Diamondback Energy, Inc.(b)	2,170,122
55,997	Dorian LPG Ltd.(b)	509,013
41,766	Dril-Quip, Inc.(b)	2,153,037
96,823	Eclipse Resources Corp.(b)	194,614
127,356	EP Energy Corp., Class A(b)(c)	575,649
62,416	Era Group, Inc.(b)	793,307
624,050	EXCO Resources, Inc.(b)	305,785
84,048	Exterran Corp.(b)	2,300,394
94,982	Fairmount Santrol Holdings, Inc.(b)(c)	490,107
102,115	Forum Energy Technologies, Inc.(b)	1,725,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
42,626	Frank’s International NV(c)	$387,897
112,516	Frontline Ltd. (Norway)(c)	748,231
48,312	GasLog Ltd. (Monaco)(c)	676,368
349,364	Gener8 Maritime, Inc.(b)	1,876,085
34,011	Geospace Technologies Corp.(b)	562,542
109,536	Golar LNG Ltd. (Bermuda)(c)	2,794,263
110,248	Green Plains, Inc.	2,535,704
40,227	Gulf Island Fabrication, Inc.	400,259
124,863	Gulfport Energy Corp.(b)	1,982,824
36,537	Halcon Resources Corp.(b)	244,798
27,367	Hallador Energy Co.	183,085
249,076	Helix Energy Solutions Group, Inc.(b)	1,524,345
531,114	Hornbeck Offshore Services, Inc.(b)(c)	1,811,099
38,139	Independence Contract Drilling, Inc.(b)	175,821
117,219	ION Geophysical Corp.(b)(c)	504,042
216,848	Jones Energy, Inc., Class A(b)(c)	433,696
193,557	Kosmos Energy Ltd.(b)	1,163,278
28,611	Laredo Petroleum, Inc.(b)	367,938
15,770	Matador Resources Co.(b)	341,894
64,970	Matrix Service Co.(b)	763,398
14,867	Natural Gas Services Group, Inc.(b)	407,356
58,073	Navigator Holdings Ltd. (United Kingdom)(b)(c)	699,780
322,934	Navios Maritime Acquisition Corp.	545,758
207,927	Newpark Resources, Inc.(b)	1,590,642
248,962	Nordic American Tankers Ltd.(c)	2,066,385
144,204	North Atlantic Drilling Ltd. (Norway)(b)(c)	364,836
1,978,755	Ocean Rig UDW, Inc. (Cyprus)(b)	399,709
233,722	Pacific Drilling SA(b)(c)	397,327
125,995	Pacific Ethanol, Inc.(b)(c)	856,766
51,852	Par Pacific Holdings, Inc.(b)(c)	848,817
451,282	Parker Drilling Co.(b)	744,615
41,998	Parsley Energy, Inc., Class A(b)	1,251,120
33,349	PDC Energy, Inc.(b)	1,841,865
32,727	PHI, Inc.(b)	383,888
262,668	Pioneer Energy Services Corp.(b)	801,137
182,478	Renewable Energy Group, Inc.(b)	1,906,895
9,049	REX American Resources Corp.(b)	856,759
67,444	Rice Energy, Inc.(b)	1,435,883
16,939	RigNet, Inc.(b)	332,004
17,956	Ring Energy, Inc.(b)	215,472
63,423	RPC, Inc.(c)	1,152,396
41,909	RSP Permian, Inc.(b)	1,594,637
16,018	Sanchez Energy Corp.(b)(c)	123,979
561,361	Scorpio Tankers, Inc. (Monaco)	2,469,988
32,184	SEACOR Holdings, Inc.(b)	2,113,201
61,416	SemGroup Corp., Class A	2,045,153
144,018	Ship Finance International Ltd. (Norway)(c)	2,023,453
85,728	Src Energy, Inc.(b)	646,389
180,794	Stone Energy Corp.(b)	3,785,826
415,304	Teekay Tankers Ltd., Class A (Bermuda)	851,373
91,469	Tesco Corp.(b)	599,122
285,885	TETRA Technologies, Inc.(b)	951,997
298,744	Tsakos Energy Navigation Ltd. (Greece)(c)	1,371,235

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
107,897	Unit Corp.(b)	$2,318,707
23,210	US Silica Holdings, Inc.	963,215
363,658	W&T Offshore, Inc.(b)(c)	741,862
45,783	Westmoreland Coal Co.(b)	488,047
159,065	Willbros Group, Inc.(b)	437,429

		94,650,143

	Financials—17.3%
16,846	1st Source Corp.	813,830
62,961	AG Mortgage Investment Trust, Inc. REIT	1,193,111
10,607	Allegiance Bancshares, Inc.(b)	414,203
14,256	A-Mark Precious Metals, Inc.	251,048
18,437	American National Insurance Co.	2,155,654
15,013	Ameris Bancorp	707,112
16,746	AMERISAFE, Inc.	963,732
86,034	AmTrust Financial Services, Inc.(c)	1,380,846
298,945	Anworth Mortgage Asset Corp. REIT	1,751,818
87,046	Apollo Commercial Real Estate Finance, Inc. REIT	1,679,117
53,055	Ares Commercial Real Estate Corp. REIT	733,751
42,209	Argo Group International Holdings Ltd.	2,783,684
43,744	Arlington Asset Investment Corp., Class A(c)	636,913
49,664	ARMOUR Residential REIT, Inc. REIT	1,195,412
12,352	Arrow Financial Corp.	423,056
27,311	Artisan Partners Asset Management, Inc., Class A	800,212
107,409	Astoria Financial Corp.	2,190,070
12,232	Atlas Financial Holdings, Inc.(b)	158,404
22,339	Baldwin & Lyons, Inc., Class B	547,305
44,693	Banc of California, Inc.(c)	969,838
6,412	BancFirst Corp.	615,873
56,870	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	1,631,032
95,060	Bancorp, Inc. (The)(b)	613,137
69,094	BancorpSouth, Inc.	2,103,912
35,888	Bank Mutual Corp.	330,170
9,322	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	309,957
34,555	Bank of the Ozarks, Inc.	1,640,326
13,202	BankFinancial Corp.	195,126
26,094	Banner Corp.	1,440,389
85,265	Beneficial Bancorp, Inc.	1,364,240
29,653	Berkshire Hills Bancorp, Inc.	1,111,987
233,921	BGC Partners, Inc., Class A	2,662,021
13,166	Blue Capital Reinsurance Holdings Ltd. (Bermuda)	248,837
17,508	Blue Hills Bancorp, Inc.	316,895
17,852	BNC Bancorp	597,149
30,609	BofI Holding, Inc.(b)(c)	731,249
24,389	BOK Financial Corp.	2,055,749
76,617	Boston Private Financial Holdings, Inc.	1,195,225
12,751	Bridge Bancorp, Inc.	462,224
80,042	Brookline Bancorp, Inc.	1,164,611
15,347	Bryn Mawr Bank Corp.	658,386
14,280	Camden National Corp.	610,470
18,721	Capital Bank Financial Corp., Class A	776,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
242,313	Capstead Mortgage Corp. REIT	$2,699,367
58,796	Cathay General Bancorp	2,237,188
32,497	CBOE Holdings, Inc.	2,678,078
21,339	Centerstate Banks, Inc.	538,383
23,872	Central Pacific Financial Corp.	746,716
14,460	Charter Financial Corp.	265,341
32,896	Chemical Financial Corp.	1,560,915
12,691	Cherry Hill Mortgage Investment Corp. REIT	220,696
15,156	City Holding Co.	1,077,440
23,239	Clifton Bancorp, Inc.	388,091
57,853	CNA Financial Corp.	2,618,427
23,759	CoBiz Financial, Inc.	390,360
20,728	Cohen & Steers, Inc.	827,047
55,187	Columbia Banking System, Inc.	2,180,438
34,507	Community Bank System, Inc.	1,930,667
17,768	Community Trust Bancorp, Inc.	798,672
21,155	ConnectOne Bancorp, Inc.	469,641
62,009	Cowen Group, Inc., Class A(b)(c)	985,943
27,349	Crawford & Co., Class B	298,378
6,153	Credit Acceptance Corp.(b)(c)	1,250,597
9,669	CU Bancorp(b)	360,412
22,402	Customers Bancorp, Inc.(b)	692,894
72,336	CVB Financial Corp.	1,558,117
364,979	CYS Investments, Inc. REIT	3,113,271
2,234	Diamond Hill Investment Group, Inc.	451,603
38,838	Dime Community Bancshares, Inc.	755,399
16,742	Donegal Group, Inc., Class A	278,922
85,584	Donnelley Financial Solutions, Inc.(b)	1,901,676
140,970	Dynex Capital, Inc. REIT	975,512
17,523	Eagle Bancorp, Inc.(b)	1,049,628
19,902	eHealth, Inc.(b)	282,210
14,157	EMC Insurance Group, Inc.	406,023
35,984	Employers Holdings, Inc.	1,439,360
50,021	Encore Capital Group, Inc.(b)(c)	1,668,200
67,679	Enova International, Inc.(b)	961,042
14,974	Enstar Group Ltd. (Bermuda)(b)	2,916,935
12,588	Enterprise Financial Services Corp.	531,843
25,571	Essent Group Ltd.(b)	946,383
142,332	EverBank Financial Corp.	2,775,474
21,711	Evercore Partners, Inc., Class A	1,601,186
190,283	EZCORP, Inc., Class A(b)	1,722,061
14,548	FactSet Research Systems, Inc.	2,375,106
16,540	FBL Financial Group, Inc., Class A	1,099,910
13,695	FBR & Co.	247,879
19,952	FCB Financial Holdings, Inc., Class A(b)	942,732
10,538	Federal Agricultural Mortgage Corp., Class C	601,193
16,130	Federated National Holding Co.	259,370
19,295	Fidelity & Guaranty Life(c)	548,943
19,108	Fidelity Southern Corp.	430,312
15,648	Financial Engines, Inc.	665,040
16,124	Financial Institutions, Inc.	540,154
308,087	First BanCorp/Puerto Rico(b)	1,811,552
19,361	First Bancorp/Southern Pines NC	581,604
21,319	First Busey Corp.	638,504

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,034	First Citizens BancShares, Inc., Class A	$2,100,194
82,730	First Commonwealth Financial Corp.	1,068,044
20,062	First Community Bancshares, Inc.	530,841
9,335	First Defiance Financial Corp.	500,729
72,979	First Financial Bancorp	2,017,869
35,312	First Financial Bankshares, Inc.(c)	1,410,714
12,577	First Financial Corp.	613,758
21,830	First Hawaiian, Inc.	649,879
18,908	First Interstate BancSystem, Inc., Class A	713,777
27,417	First Merchants Corp.	1,134,515
69,949	First Midwest Bancorp, Inc.	1,588,542
83,821	First NBC Bank Holding Co.(b)(c)	222,126
16,189	First of Long Island Corp. (The)	440,341
32,688	Firstcash, Inc.	1,698,142
61,287	Five Oaks Investment Corp. REIT(c)	329,111
29,870	Flagstar Bancorp, Inc.(b)	873,399
33,085	Flushing Financial Corp.	975,346
141,737	FNFV Group(b)	1,941,797
6,618	Franklin Financial Network, Inc.(b)	268,360
58,407	Gain Capital Holdings, Inc.	414,106
14,236	German American Bancorp, Inc.	468,080
67,596	Glacier Bancorp, Inc.	2,283,393
21,779	Great Ajax Corp. REIT	296,194
12,594	Great Southern Bancorp, Inc.	631,589
47,611	Great Western Bancorp, Inc.	1,961,573
20,615	Green Bancorp, Inc.(b)	371,070
44,795	Green Dot Corp., Class A(b)	1,536,021
48,522	Greenhill & Co., Inc.	1,227,607
41,741	Greenlight Capital Re Ltd., Class A(b)	899,519
22,796	Hanmi Financial Corp.	662,224
26,281	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	576,080
12,976	HCI Group, Inc.(c)	618,825
17,687	Heartland Financial USA, Inc.	848,976
27,565	Heritage Financial Corp.	727,716
53,079	Heritage Insurance Holdings, Inc.	642,256
74,762	Hilltop Holdings, Inc.	2,079,131
60,251	Home BancShares, Inc.	1,533,388
23,937	HomeStreet, Inc.(b)	622,362
17,396	HomeTrust Bancshares, Inc.(b)	434,900
70,214	Hope Bancorp, Inc.	1,285,618
60,288	Horace Mann Educators Corp.	2,330,131
14,533	Horizon Bancorp	392,246
7,179	Houlihan Lokey, Inc., Class A	240,784
21,694	Impac Mortgage Holdings, Inc.(b)(c)	310,224
15,949	Independent Bank Corp.	355,663
19,867	Independent Bank Corp./MA	1,257,581
6,969	Independent Bank Group, Inc.	419,185
19,525	Infinity Property & Casualty Corp.	1,937,856
14,913	Interactive Brokers Group, Inc., Class A	519,420
62,362	International Bancshares Corp.	2,332,339
20,170	INTL FCStone, Inc.(b)	753,349
31,090	Investment Technology Group, Inc.	619,002
32,441	James River Group Holdings Ltd.	1,413,130
116,385	KCG Holdings, Inc., Class A(b)	2,316,061
72,176	Kearny Financial Corp.	1,053,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
61,463	Ladder Capital Corp., Class A REIT	$899,204
29,996	Lakeland Bancorp, Inc.	583,422
16,276	Lakeland Financial Corp.	743,162
28,115	LegacyTexas Financial Group, Inc.	1,063,028
201,133	LendingClub Corp.(b)	1,176,628
114,774	Maiden Holdings Ltd.	1,417,459
16,561	MainSource Financial Group, Inc.	566,386
5,856	MarketAxess Holdings, Inc.	1,127,397
12,858	Marlin Business Services Corp.	327,236
62,607	MB Financial, Inc.	2,661,424
16,330	Mercantile Bank Corp.	549,178
49,891	Mercury General Corp.	3,067,798
28,534	Meridian Bancorp, Inc.	500,772
4,189	Meta Financial Group, Inc.	355,646
8,765	MidWestOne Financial Group, Inc.	304,145
5,769	Moelis & Co., Class A	211,722
10,839	Morningstar, Inc.	792,656
30,833	MSCI, Inc.	3,093,167
94,215	Mtge Investment Corp. REIT	1,695,870
22,749	National Bank Holdings Corp., Class A	718,186
6,971	National Commerce Corp.(b)	269,778
46,177	National General Holdings Corp.	1,050,065
4,044	National Western Life Group, Inc., Class A	1,238,435
76,376	Nationstar Mortgage Holdings, Inc.(b)(c)	1,230,417
14,680	Navigators Group, Inc. (The)	793,454
44,265	NBT Bancorp, Inc.	1,690,038
26,220	Nelnet, Inc., Class A	1,180,162
320,829	New York Mortgage Trust, Inc. REIT(c)	2,056,514
16,658	Newtek Business Services Corp.(c)	275,024
31,813	NMI Holdings, Inc., Class A(b)	369,031
38,714	Northfield Bancorp, Inc.	711,563
149,647	Northwest Bancshares, Inc.	2,415,303
14,486	OceanFirst Financial Corp.	400,538
422,669	Ocwen Financial Corp.(b)(c)	967,912
113,676	OFG Bancorp(c)	1,330,009
135,071	Old National Bancorp	2,269,193
19,250	OM Asset Management PLC	299,530
63,973	On Deck Capital, Inc.(b)(c)	303,872
44,266	OneBeacon Insurance Group Ltd., Class A	706,043
96,174	OneMain Holdings, Inc.(b)	2,242,778
27,375	Oppenheimer Holdings, Inc., Class A	473,588
22,204	Opus Bank	500,700
19,509	Orchid Island Capital, Inc. REIT(c)	206,795
71,830	Oritani Financial Corp.	1,217,519
15,787	Pacific Continental Corp.	394,675
11,400	Pacific Premier Bancorp, Inc.(b)	416,670
16,259	Park National Corp.	1,714,186
28,435	Park Sterling Corp.	349,751
10,929	Peapack-Gladstone Financial Corp.	350,384
12,032	PennyMac Financial Services, Inc., Class A(b)	198,528
16,542	Peoples Bancorp, Inc.	553,826
35,364	PICO Holdings, Inc.(b)	569,360
17,913	Pinnacle Financial Partners, Inc.	1,146,432

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
19,391	Piper Jaffray Cos.	$1,213,877
53,610	PRA Group, Inc.(b)	1,726,242
5,567	Preferred Bank	294,995
35,516	Primerica, Inc.	2,976,241
43,630	PrivateBancorp, Inc.	2,520,505
11,623	Provident Financial Holdings, Inc.	223,510
75,438	Provident Financial Services, Inc.	1,938,002
6,476	QCR Holdings, Inc.	295,306
143,162	Redwood Trust, Inc. REIT	2,443,775
24,787	Regional Management Corp.(b)	491,526
35,405	Renasant Corp.	1,501,172
15,375	Republic Bancorp, Inc., Class A	553,193
173,245	Resource Capital Corp. REIT	1,619,841
32,557	S&T Bancorp, Inc.	1,170,750
15,620	Safeguard Scientifics, Inc.(b)	198,374
23,016	Safety Insurance Group, Inc.	1,666,358
21,623	Sandy Spring Bancorp, Inc.	935,195
16,733	Seacoast Banking Corp. of Florida(b)	404,939
58,821	SEI Investments Co.	2,982,813
13,348	ServisFirst Bancshares, Inc.	504,554
9,959	Sierra Bancorp	249,672
18,788	Simmons First National Corp., Class A	1,026,764
14,137	South State Corp.	1,246,177
22,156	Southside Bancshares, Inc.	769,256
13,155	Southwest Bancorp, Inc.	341,372
26,372	State Auto Financial Corp.	708,616
24,952	State Bank Financial Corp.	670,211
25,946	State National Cos., Inc.	380,628
67,945	Sterling Bancorp	1,579,721
38,310	Stewart Information Services Corp.	1,817,426
11,733	Stock Yards Bancorp, Inc.	481,053
6,379	Stonegate Bank	292,796
8,817	Territorial Bancorp, Inc.	272,886
31,866	Texas Capital Bancshares, Inc.(b)	2,425,003
28,055	TFS Financial Corp.	464,030
77,956	Third Point Reinsurance Ltd. (Bermuda)(b)	943,268
10,895	Tompkins Financial Corp.	900,690
35,254	TowneBank	1,143,992
17,655	TriCo Bancshares	626,046
16,549	TriState Capital Holdings, Inc.(b)	412,070
13,162	Triumph Bancorp, Inc.(b)	294,829
116,721	TrustCo Bank Corp. NY	927,932
82,896	Trustmark Corp.	2,753,805
35,850	UMB Financial Corp.	2,598,767
39,933	Union Bankshares Corp.	1,367,306
44,659	United Community Banks, Inc.	1,221,424
48,347	United Financial Bancorp, Inc.	834,953
32,737	United Fire Group, Inc.	1,440,428
21,443	United Insurance Holdings Corp.	327,220
35,744	Universal Insurance Holdings, Inc.(c)	931,131
23,537	Univest Corp. of Pennsylvania	713,171
13,686	Virtu Financial, Inc., Class A	210,764
5,622	Virtus Investment Partners, Inc.	598,181
30,515	Walker & Dunlop, Inc.(b)	1,368,598
271,718	Walter Investment Management Corp.(b)(c)	290,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
13,391	Washington Trust Bancorp, Inc.	$658,837
22,317	Waterstone Financial, Inc.	424,023
39,398	WesBanco, Inc.	1,568,434
25,070	Westamerica Bancorporation(c)	1,379,351
43,725	Western Alliance Bancorp(b)	2,094,428
154,516	Western Asset Mortgage Capital Corp. REIT	1,627,053
46,986	WisdomTree Investments, Inc.(c)	392,333
25,558	World Acceptance Corp.(b)(c)	1,352,018
19,111	WSFS Financial Corp.	902,039

		281,763,857

	Health Care—8.1%
10,839	Abaxis, Inc.	488,080
4,807	ABIOMED, Inc.(b)	626,448
54,500	Acadia Healthcare Co., Inc.(b)(c)	2,375,110
42,319	Accuray, Inc.(b)(c)	192,551
42,503	Aceto Corp.	673,673
86,723	Achillion Pharmaceuticals, Inc.(b)	295,725
38,698	Acorda Therapeutics, Inc.(b)	624,973
7,507	Addus HomeCare Corp.(b)	254,863
52,595	Akorn, Inc.(b)	1,759,303
21,389	Albany Molecular Research, Inc.(b)(c)	342,438
12,715	Alder Biopharmaceuticals, Inc.(b)	254,936
14,402	Align Technology, Inc.(b)	1,938,797
27,566	Alkermes PLC(b)	1,605,720
7,092	Almost Family, Inc.(b)	352,118
23,994	Alnylam Pharmaceuticals, Inc.(b)	1,286,078
46,460	AMAG Pharmaceuticals, Inc.(b)	1,133,624
27,014	Amedisys, Inc.(b)	1,464,159
14,355	American Renal Associates Holdings, Inc.(b)(c)	247,050
55,284	Amicus Therapeutics, Inc.(b)	424,581
32,947	AMN Healthcare Services, Inc.(b)	1,345,885
19,545	Amphastar Pharmaceuticals, Inc.(b)	295,129
11,228	Analogic Corp.	806,732
44,989	AngioDynamics, Inc.(b)	698,229
8,645	Anika Therapeutics, Inc.(b)	398,794
98,445	Arbutus Biopharma Corp. (Canada)(b)	329,791
17,350	Atara Biotherapeutics, Inc.(b)(c)	296,685
10,292	athenahealth, Inc.(b)	1,008,719
13,213	AtriCure, Inc.(b)	270,867
724	Atrion Corp.	374,380
31,655	BioMarin Pharmaceutical, Inc.(b)	3,033,815
323,185	BioScrip, Inc.(b)(c)	491,241
18,397	Bio-Techne Corp.	1,969,951
10,111	Bluebird Bio, Inc.(b)	899,373
73,189	Bruker Corp.	1,785,080
15,054	Cambrex Corp.(b)	893,455
6,867	Cantel Medical Corp.	510,973
32,604	Capital Senior Living Corp.(b)	455,478
7,250	Cardiovascular Systems, Inc.(b)	216,558
70,926	Celldex Therapeutics, Inc.(b)(c)	236,184
30,263	Charles River Laboratories International, Inc.(b)	2,714,591
9,452	Chemed Corp.	1,903,444
54,344	Chimerix, Inc.(b)	324,977

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
6,876	China Biologic Products, Inc. (China)(b)	$811,368
28,925	Civitas Solutions, Inc.(b)	514,865
3,355	Clovis Oncology, Inc.(b)	194,221
25,717	Computer Programs & Systems, Inc.(c)	705,932
31,455	CONMED Corp.	1,546,328
10,686	CorVel Corp.(b)	475,527
5,435	Cotiviti Holdings, Inc.(b)	227,129
31,675	Cross Country Healthcare, Inc.(b)	442,500
15,202	CryoLife, Inc.(b)	275,916
44,955	Depomed, Inc.(b)	539,010
3,603	DexCom, Inc.(b)	280,890
65,540	Diplomat Pharmacy, Inc.(b)(c)	1,022,424
49,697	Dynavax Technologies Corp.(b)(c)	275,818
31,746	Emergent Biosolutions, Inc.(b)	949,523
11,736	Enanta Pharmaceuticals, Inc.(b)	372,618
27,015	Endologix, Inc.(b)(c)	202,342
51,904	Ensign Group, Inc. (The)	931,677
7,402	Esperion Therapeutics, Inc.(b)(c)	264,622
13,171	Evolent Health, Inc., Class A(b)	306,226
17,000	Exact Sciences Corp.(b)(c)	510,170
16,028	Exactech, Inc.(b)	475,230
8,150	FibroGen, Inc.(b)	228,200
13,656	Five Prime Therapeutics, Inc.(b)	476,048
159,739	Five Star Senior Living, Inc.(b)	303,504
125,251	Genesis Healthcare, Inc., Class A(b)	303,107
42,755	Globus Medical, Inc., Class A(b)	1,296,759
47,614	Haemonetics Corp.(b)	1,994,074
67,821	Halyard Health, Inc.(b)	2,678,930
6,397	HealthEquity, Inc.(b)	291,191
16,357	HealthStream, Inc.(b)	454,561
46,584	Hill-Rom Holdings, Inc.	3,523,614
70,790	HMS Holdings Corp.(b)	1,449,071
88,210	Horizon Pharma PLC(b)	1,356,670
28,561	ICON PLC(b)	2,413,119
6,519	ICU Medical, Inc.(b)	1,002,622
15,913	IDEXX Laboratories, Inc.(b)	2,669,087
135,637	Impax Laboratories, Inc.(b)	1,905,700
21,856	INC Research Holdings, Inc., Class A(b)	983,520
3,589	Incyte Corp.(b)	446,041
2,976	Inogen, Inc.(b)	246,681
44,750	Inovalon Holdings, Inc., Class A(b)(c)	548,188
20,584	Insmed, Inc.(b)	379,775
4,292	Insulet Corp.(b)	186,316
17,256	Insys Therapeutics, Inc.(b)(c)	194,130
43,777	Integer Holdings Corp.(b)	1,608,805
15,358	Integra LifeSciences Holdings Corp.(b)	706,007
2,979	Intercept Pharmaceuticals, Inc.(b)(c)	334,691
25,896	Intra-Cellular Therapies, Inc.(b)(c)	357,883
14,664	Intrexon Corp.(b)(c)	305,598
82,910	Invacare Corp.	1,218,777
6,707	Ionis Pharmaceuticals, Inc.(b)	323,210
35,509	Juno Therapeutics, Inc.(b)(c)	885,594
11,303	K2M Group Holdings, Inc.(b)	250,361
9,950	Kite Pharma, Inc.(b)	816,696
9,196	Landauer, Inc.	483,710
27,372	Lannett Co., Inc.(b)(c)	711,672

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
12,899	LHC Group, Inc.(b)	$697,836
3,334	Ligand Pharmaceuticals, Inc.(b)(c)	370,641
13,253	LivaNova PLC(b)(c)	698,433
33,742	Luminex Corp.	635,362
14,930	MacroGenics, Inc.(b)	322,637
9,507	Masimo Corp.(b)	976,749
20,592	Medicines Co. (The)(b)	1,015,597
8,937	Medidata Solutions, Inc.(b)	584,748
11,135	Medpace Holdings, Inc.(b)	353,091
73,490	Meridian Bioscience, Inc.	1,087,652
34,997	Merit Medical Systems, Inc.(b)	1,179,399
20,905	Momenta Pharmaceuticals, Inc.(b)	299,987
91,365	Myriad Genetics, Inc.(b)(c)	1,680,202
20,075	Natus Medical, Inc.(b)	702,625
11,530	Neogen Corp.(b)	718,665
10,201	Neurocrine Biosciences, Inc.(b)	544,733
2,023	Nevro Corp.(b)	190,607
11,908	NewLink Genetics Corp.(b)(c)	222,561
200,536	Novavax, Inc.(b)(c)	163,657
20,612	NuVasive, Inc.(b)	1,494,576
13,914	NxStage Medical, Inc.(b)	415,889
22,541	Omnicell, Inc.(b)	933,197
142,128	OPKO Health, Inc.(b)(c)	1,104,335
20,235	OraSure Technologies, Inc.(b)	265,281
17,801	Orthofix International NV(b)	704,030
6,509	Pacira Pharmaceuticals, Inc.(b)	316,012
43,218	PAREXEL International Corp.(b)	2,758,605
7,676	Patheon NV(b)	206,561
3,509	Penumbra, Inc.(b)	299,844
82,232	PharMerica Corp.(b)	1,940,675
12,266	Phibro Animal Health Corp., Class A	364,914
12,652	Portola Pharmaceuticals, Inc.(b)	505,953
22,849	PRA Health Sciences, Inc.(b)	1,461,422
29,899	Premier, Inc., Class A(b)	1,010,586
36,595	Prestige Brands Holdings, Inc.(b)	2,100,919
6,810	Prothena Corp. PLC (Ireland)(b)(c)	368,625
28,525	Providence Service Corp. (The)(b)	1,255,100
17,188	PTC Therapeutics, Inc.(b)	208,834
64,067	Quality Systems, Inc.(b)	913,595
16,830	Quidel Corp.(b)	406,781
236,707	Quorum Health Corp.(b)	1,010,739
8,577	Radius Health, Inc.(b)(c)	335,103
91,803	RadNet, Inc.(b)	555,408
10,842	REGENXBIO, Inc.(b)	226,598
7,317	Repligen Corp.(b)	269,192
14,892	Retrophin, Inc.(b)	291,734
111,771	RTI Surgical, Inc.(b)	452,673
52,171	Sangamo Therapeutics, Inc.(b)	250,421
6,910	Sarepta Therapeutics, Inc.(b)	250,557
37,639	SciClone Pharmaceuticals, Inc.(b)	363,216
9,678	Seattle Genetics, Inc.(b)	661,007
3,353	Spark Therapeutics, Inc.(b)	194,373
8,737	Spectranetics Corp. (The)(b)	249,878
58,979	Spectrum Pharmaceuticals, Inc.(b)	448,830
17,404	Surgery Partners, Inc.(b)	299,349
8,679	SurModics, Inc.(b)	198,315

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
12,182	Taro Pharmaceutical Industries Ltd.(b)(c)	$1,423,467
38,967	Tetraphase Pharmaceuticals, Inc.(b)	309,008
6,321	Theravance Biopharma, Inc. (Cayman Islands)(b)(c)	254,926
28,533	Tivity Health, Inc.(b)	958,709
58,578	Triple-S Management Corp., Class B(b)	1,060,262
6,638	U.S. Physical Therapy, Inc.	435,453
6,427	Ultragenyx Pharmaceutical, Inc.(b)	413,835
13,716	Veeva Systems, Inc., Class A(b)	735,452
19,681	Vertex Pharmaceuticals, Inc.(b)	2,328,262
31,894	West Pharmaceutical Services, Inc.	2,935,205
46,887	Wright Medical Group NV(b)	1,424,896
20,290	Zogenix, Inc.(b)	223,190

		132,299,780

	Industrials—16.6%
14,068	AAON, Inc.	515,592
66,687	AAR Corp.	2,400,065
158,317	ACCO Brands Corp.(b)	2,256,017
68,621	Actuant Corp., Class A	1,873,353
46,132	Advanced Drainage Systems, Inc.	1,063,343
21,143	Advisory Board Co. (The)(b)	1,080,407
74,824	Aegion Corp.(b)	1,707,484
51,793	Aerojet Rocketdyne Holdings, Inc.(b)	1,160,681
15,607	Aerovironment, Inc.(b)	445,892
67,781	Air Transport Services Group, Inc.(b)	1,246,493
9,514	Alamo Group, Inc.	752,177
21,975	Alaska Air Group, Inc.	1,869,853
21,002	Albany International Corp., Class A	1,023,847
3,101	Allegiant Travel Co.	450,885
34,545	Allegion PLC	2,716,619
23,625	Altra Industrial Motion Corp.	1,043,044
55,317	Ameresco, Inc., Class A(b)	356,795
14,882	American Railcar Industries, Inc.(c)	624,300
7,869	American Woodmark Corp.(b)	723,161
16,309	Apogee Enterprises, Inc.	888,840
39,393	Applied Industrial Technologies, Inc.	2,521,152
74,856	ARC Document Solutions, Inc.(b)	275,470
62,565	ArcBest Corp.	1,654,844
7,831	Argan, Inc.	523,502
67,700	Armstrong Flooring, Inc.(b)	1,299,163
14,702	Astec Industries, Inc.	931,372
17,081	Astronics Corp.(b)	555,303
11,207	Atkore International Group, Inc.(b)	294,296
4,947	Atlas Air Worldwide Holdings, Inc.(b)	286,926
13,809	Axon Enterprise, Inc.(b)(c)	339,425
24,014	AZZ, Inc.	1,418,027
136,088	Babcock & Wilcox Enterprises, Inc.(b)	1,275,145
41,680	Barnes Group, Inc.	2,291,150
6,019	Barrett Business Services, Inc.	347,056
65,344	Beacon Roofing Supply, Inc.(b)	3,239,102
61,724	BMC Stock Holdings, Inc.(b)	1,438,169
42,574	Brady Corp., Class A	1,658,257
88,074	Briggs & Stratton Corp.	2,200,969
90,957	Builders FirstSource, Inc.(b)	1,456,222
55,605	BWX Technologies, Inc.	2,734,098
16,727	Caesarstone Sdot-Yam Ltd. (Israel)(b)	664,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
48,123	CAI International, Inc.(b)	$992,296
53,819	Casella Waste Systems, Inc., Class A(b)	809,976
73,906	CBIZ, Inc.(b)	1,164,019
43,323	CDI Corp.(b)	353,082
34,960	CECO Environmental Corp.	394,698
104,245	Celadon Group, Inc.(c)	411,768
46,072	Chart Industries, Inc.(b)	1,682,089
15,741	CIRCOR International, Inc.	1,050,082
565,389	Civeo Corp.(b)	1,690,513
26,069	Columbus McKinnon Corp.	681,183
37,260	Comfort Systems USA, Inc.	1,367,442
103,363	Commercial Vehicle Group, Inc.(b)	918,897
28,695	Continental Building Products, Inc.(b)	698,723
11,235	Copa Holdings SA, Class A (Panama)	1,307,979
93,768	Copart, Inc.(b)	2,897,431
170,044	Costamare, Inc. (Monaco)(c)	1,146,097
32,091	Covenant Transportation Group, Inc., Class A(b)	601,064
12,187	CRA International, Inc.	462,375
15,257	CSW Industrials, Inc.(b)	540,098
25,083	Cubic Corp.	1,301,808
337,662	Diana Shipping, Inc. (Greece)(b)(c)	1,347,271
74,528	DigitalGlobe, Inc.(b)	2,399,802
16,778	DMC Global, Inc.	256,703
23,222	Douglas Dynamics, Inc.	740,782
18,186	Ducommun, Inc.(b)	534,487
29,540	DXP Enterprises, Inc.(b)	1,077,619
27,700	Dycom Industries, Inc.(b)	2,926,782
43,640	Eagle Bulk Shipping, Inc.(b)	215,145
48,758	Echo Global Logistics, Inc.(b)	914,212
25,914	Encore Wire Corp.	1,145,399
27,184	Engility Holdings, Inc.(b)	770,666
54,968	Ennis, Inc.	967,437
28,570	EnPro Industries, Inc.	2,018,470
20,093	ESCO Technologies, Inc.	1,182,473
11,550	Exponent, Inc.	706,282
63,874	Federal Signal Corp.	997,073
25,702	Forward Air Corp.	1,366,575
14,525	Franklin Covey Co.(b)	308,656
32,127	Franklin Electric Co., Inc.	1,320,420
38,003	FreightCar America, Inc.	496,319
27,096	Gibraltar Industries, Inc.(b)	1,063,518
34,489	Global Brass & Copper Holdings, Inc.	1,229,533
9,587	GMS, Inc.(b)	346,666
18,355	GP Strategies Corp.(b)	497,420
9,527	Graham Corp.	210,261
35,373	Granite Construction, Inc.	1,864,511
166,552	Great Lakes Dredge & Dock Corp.(b)	757,812
46,808	Greenbrier Cos., Inc. (The)(c)	2,033,808
53,587	Griffon Corp.	1,286,088
77,628	H&E Equipment Services, Inc.	1,639,503
14,731	Hawaiian Holdings, Inc.(b)	799,893
144,103	HC2 Holdings, Inc.(b)	841,562
44,184	Healthcare Services Group, Inc.	2,028,487
48,613	Heartland Express, Inc.	978,094
11,161	HEICO Corp.	793,212

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
23,883	HEICO Corp., Class A	$1,464,028
31,434	Heidrick & Struggles International, Inc.	675,831
51,416	Herc Holdings, Inc.(b)	2,337,886
14,605	Heritage-Crystal Clean, Inc.(b)	219,805
74,828	Herman Miller, Inc.	2,476,807
54,764	Hexcel Corp.	2,834,037
72,613	Hillenbrand, Inc.	2,679,420
54,943	HNI Corp.	2,569,135
40,133	Huron Consulting Group, Inc.(b)	1,785,918
20,689	Hyster-Yale Materials Handling, Inc.	1,243,616
28,989	ICF International, Inc.(b)	1,279,864
69,243	InnerWorkings, Inc.(b)	733,283
17,604	Insperity, Inc.	1,608,125
11,727	Insteel Industries, Inc.	408,217
69,677	Interface, Inc.	1,386,572
131,179	JetBlue Airways Corp.(b)	2,863,638
11,881	John Bean Technologies Corp.	1,053,251
9,685	Kadant, Inc.	601,923
37,729	Kaman Corp.	1,811,369
87,048	Kelly Services, Inc., Class A	1,942,911
34,806	KEYW Holding Corp. (The)(b)(c)	330,309
34,388	Kforce, Inc.	780,608
41,289	Kimball International, Inc., Class B	733,706
44,618	Knight Transportation, Inc.	1,530,397
52,537	Knoll, Inc.	1,258,787
47,259	Korn/Ferry International	1,531,192
959,159	Kratos Defense & Security Solutions, Inc.(b)	7,308,792
34,166	Landstar System, Inc.	2,919,485
66,492	Layne Christensen Co.(b)(c)	529,941
39,500	LB Foster Co., Class A	560,900
17,946	Lennox International, Inc.	2,968,089
10,601	Lindsay Corp.(c)	920,803
36,158	LSI Industries, Inc.	327,953
11,799	Lydall, Inc.(b)	618,268
115,222	Manitowoc Co., Inc. (The)(b)	687,875
32,387	Marten Transport Ltd.	803,198
26,432	Masonite International Corp.(b)	2,199,142
13,230	Matson, Inc.	419,391
22,080	Matthews International Corp., Class A	1,513,584
28,942	McGrath RentCorp	1,007,471
13,769	Mercury Systems, Inc.(b)	514,685
20,010	Middleby Corp. (The)(b)	2,723,961
19,694	Milacron Holdings Corp.(b)	370,641
18,704	Miller Industries, Inc.	475,082
24,081	Mistras Group, Inc.(b)	541,822
42,055	Mobile Mini, Inc.	1,206,979
29,011	MSA Safety, Inc.	2,258,506
49,317	Mueller Industries, Inc.	1,580,117
103,285	Mueller Water Products, Inc., Class A	1,161,956
11,240	Multi-Color Corp.	863,232
30,582	MYR Group, Inc.(b)	1,292,395
9,421	National Presto Industries, Inc.	983,081
66,817	Navigant Consulting, Inc.(b)	1,601,603
707,141	Navios Maritime Holdings, Inc. (Monaco)(b)(c)	1,202,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
46,584	NCI Building Systems, Inc.(b)	$815,220
15,798	Neff Corp., Class A(b)	278,045
31,720	NN, Inc.	875,472
23,331	Nordson Corp.	2,921,041
31,441	Northwest Pipe Co.(b)	440,488
40,812	On Assignment, Inc.(b)	2,112,837
53,525	Orion Group Holdings, Inc.(b)	404,114
9,697	P.A.M. Transportation Services, Inc.(b)	182,013
17,034	Park-Ohio Holdings Corp.	670,288
8,791	Patrick Industries, Inc.(b)	624,601
35,060	PGT Innovations, Inc.(b)	382,154
25,261	Ply Gem Holdings, Inc.(b)	486,274
18,148	Powell Industries, Inc.	625,925
42,531	Primoris Services Corp.	976,937
11,274	Proto Labs, Inc.(b)	653,892
104,880	Quad/Graphics, Inc., Class A	2,754,149
45,427	Quanex Building Products Corp.	926,711
30,370	Raven Industries, Inc.	941,470
12,434	RBC Bearings, Inc.(b)	1,247,130
48,574	Resources Connection, Inc.	675,179
187,556	Roadrunner Transportation Systems, Inc.(b)	1,260,376
40,507	Rollins, Inc.	1,572,887
97,998	RPX Corp.(b)	1,258,294
330,903	Safe Bulkers, Inc. (Greece)(b)	704,823
34,987	Saia, Inc.(b)	1,684,624
105,623	Scorpio Bulkers, Inc.(b)(c)	786,891
245,372	Seaspan Corp. (Hong Kong)(c)	1,727,419
28,177	Simpson Manufacturing Co., Inc.	1,175,263
15,670	Siteone Landscape Supply, Inc.(b)	749,183
28,768	SkyWest, Inc.	1,070,170
35,817	SP Plus Corp.(b)	1,233,896
53,127	Spartan Motors, Inc.	438,298
15,003	Sparton Corp.(b)	334,117
17,802	Spirit Airlines, Inc.(b)	1,019,521
45,713	SPX Corp.(b)	1,099,855
9,099	Standex International Corp.	854,851
157,994	Steelcase, Inc., Class A	2,693,798
19,319	Sun Hydraulics Corp.	750,350
71,474	Sunrun, Inc.(b)(c)	378,097
29,796	Team, Inc.(b)	801,512
14,712	Tennant Co.	1,077,654
49,884	Tetra Tech, Inc.	2,192,402
77,858	Textainer Group Holdings Ltd.	1,163,977
37,333	Thermon Group Holdings, Inc.(b)	765,327
91,939	Titan International, Inc.	984,667
82,891	Titan Machinery, Inc.(b)	1,313,822
46,741	Toro Co. (The)	3,034,426
8,105	Trex Co., Inc.(b)	593,205
67,146	TriMas Corp.(b)	1,541,001
29,149	TriNet Group, Inc.(b)	856,981
63,599	Triton International Ltd. (Bermuda)(b)	1,946,765
83,794	TrueBlue, Inc.(b)	2,291,766
16,223	Twin Disc, Inc.(b)	317,971
14,177	UniFirst Corp.	1,973,438
21,475	Universal Forest Products, Inc.	2,046,353

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
15,182	US Ecology, Inc.	$715,831
39,256	USA Truck, Inc.(b)	263,408
89,418	USG Corp.(b)	2,709,365
44,401	Vectrus, Inc.(b)	1,129,561
47,545	Veritiv Corp.(b)	2,455,699
28,166	Viad Corp.	1,273,103
11,718	VSE Corp.	499,773
101,342	Wabash National Corp.	2,308,571
7,124	WageWorks, Inc.(b)	525,751
21,857	Watts Water Technologies, Inc., Class A	1,359,505
78,644	Werner Enterprises, Inc.	2,146,981
103,825	Wesco Aircraft Holdings, Inc.(b)	1,261,474
107,868	West Corp.	2,878,997
14,470	Willis Lease Finance Corp.(b)	328,614
38,931	Xerium Technologies, Inc.(b)	276,799

		270,660,198

	Information Technology—15.6%
5,696	2U, Inc.(b)	258,598
52,779	3D Systems Corp.(b)(c)	835,492
27,744	8x8, Inc.(b)	403,675
97,286	ACI Worldwide, Inc.(b)	2,090,676
26,586	Actua Corp.(b)	372,204
59,844	Acxiom Corp.(b)	1,729,492
49,910	ADTRAN, Inc.	998,200
12,702	Advanced Energy Industries, Inc.(b)	937,408
225,435	Advanced Micro Devices, Inc.(b)	2,998,285
24,427	Alpha & Omega Semiconductor Ltd.(b)	404,267
11,246	Ambarella, Inc.(b)(c)	632,250
6,906	Applied Optoelectronics, Inc.(b)(c)	341,087
6,735	Arista Networks, Inc.(b)	940,475
8,273	Aspen Technology, Inc.(b)	508,707
75,352	Avid Technology, Inc.(b)	422,348
74,969	AVX Corp.	1,267,726
22,464	Axcelis Technologies, Inc.(b)	432,432
17,632	Badger Meter, Inc.	700,872
73,624	Bankrate, Inc.(b)	780,414
62,575	Bazaarvoice, Inc.(b)	294,102
13,909	Bel Fuse, Inc., Class B	336,598
35,194	Belden, Inc.	2,453,022
71,851	Black Box Corp.	711,325
10,750	Black Knight Financial Services, Inc., Class A(b)(c)	445,050
14,087	Blackbaud, Inc.	1,132,736
51,094	Blackhawk Network Holdings, Inc., Class A(b)	2,066,752
54,055	Blucora, Inc.(b)	997,315
23,325	Bottomline Technologies (de), Inc.(b)	543,472
9,548	BroadSoft, Inc.(b)	366,643
52,063	Brooks Automation, Inc.	1,315,111
29,167	Cabot Microelectronics Corp.	2,285,234
27,551	CalAmp Corp.(b)	494,265
59,653	Calix, Inc.(b)	399,675
10,192	Callidus Software, Inc.(b)	214,542
165,375	Canadian Solar, Inc. (Canada)(b)(c)	2,199,487
32,952	Cardtronics PLC, Class A(b)	1,370,144
6,963	Cass Information Systems, Inc.	462,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
9,249	Cavium, Inc.(b)	$636,794
7,340	CEVA, Inc.(b)	264,240
91,532	Ciena Corp.(b)	2,096,998
18,403	Cimpress NV (Netherlands)(b)(c)	1,510,518
38,754	Cirrus Logic, Inc.(b)	2,493,820
17,731	Cognex Corp.	1,513,164
9,583	Coherent, Inc.(b)	2,066,095
27,914	Cohu, Inc.	522,829
18,234	CommVault Systems, Inc.(b)	919,905
91,535	Comtech Telecommunications Corp.	1,282,405
12,264	Control4 Corp.(b)	207,262
10,431	CoStar Group, Inc.(b)	2,512,724
47,502	Cray, Inc.(b)	850,286
30,921	CSG Systems International, Inc.	1,159,847
27,176	CTS Corp.	600,590
5,380	CyberArk Software Ltd. (Israel)(b)	284,656
74,751	Daktronics, Inc.	707,144
25,277	Dell Technologies, Inc. Class V(b)	1,696,339
93,510	DHI Group, Inc.(b)	360,013
36,699	Digi International, Inc.(b)	455,068
49,383	Diodes, Inc.(b)	1,155,068
34,689	Dolby Laboratories, Inc., Class A	1,829,151
23,530	DSP Group, Inc.(b)	292,948
74,789	Eastman Kodak Co.(b)	822,679
11,246	Ebix, Inc.(c)	693,878
65,742	Electro Scientific Industries, Inc.(b)	458,879
37,216	Electronics for Imaging, Inc.(b)	1,703,748
5,170	Ellie Mae, Inc.(b)	526,099
21,977	EMCORE Corp.	197,793
39,845	Endurance International Group Holdings, Inc.(b)	302,822
52,358	EnerNOC, Inc.(b)	295,823
74,645	Entegris, Inc.(b)	1,851,196
17,396	Envestnet, Inc.(b)	605,381
19,011	EPAM Systems, Inc.(b)	1,463,847
19,233	ePlus, Inc.(b)	1,370,351
31,863	Euronet Worldwide, Inc.(b)	2,632,521
257,786	Everi Holdings, Inc.(b)	1,636,941
45,745	EVERTEC, Inc.	725,058
22,856	Exar Corp.(b)	297,357
17,783	ExlService Holdings, Inc.(b)	848,427
61,761	Extreme Networks, Inc.(b)	482,662
22,899	Fabrinet (Thailand)(b)	793,908
8,817	Fair Isaac Corp.	1,194,527
17,728	FARO Technologies, Inc.(b)	649,731
62,820	Finisar Corp.(b)	1,434,809
94,740	FireEye, Inc.(b)(c)	1,185,197
183,067	Fitbit, Inc., Class A(b)(c)	1,047,143
30,987	FormFactor, Inc.(b)	343,956
8,429	Forrester Research, Inc.	341,796
33,710	Fortinet, Inc.(b)	1,314,690
20,662	Gartner, Inc.(b)	2,357,328
6,510	Gigamon, Inc.(b)	206,367
6,391	Globant SA(b)(c)	242,155
153,592	Glu Mobile, Inc.(b)(c)	354,798
13,046	GoDaddy, Inc., Class A(b)	507,750

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
24,417	Gogo, Inc.(b)(c)	$307,898
26,551	GrubHub, Inc.(b)	1,141,162
7,940	GTT Communications, Inc.(b)	218,350
14,066	Guidewire Software, Inc.(b)	864,918
14,461	Hackett Group, Inc. (The)	286,762
129,347	Harmonic, Inc.(b)	750,213
45,349	Hollysys Automation Technologies Ltd. (China)	727,398
41,857	II-VI, Inc.(b)	1,387,560
6,449	Imperva, Inc.(b)	286,658
95,800	Infinera Corp.(b)	950,336
7,680	Inphi Corp.(b)	318,106
75,928	Inseego Corp.(b)(c)	162,486
59,763	Integrated Device Technology, Inc.(b)	1,433,714
17,768	InterDigital, Inc.	1,597,343
286,083	Internap Corp.(b)(c)	886,857
26,531	InterXion Holding NV (Netherlands)(b)	1,105,281
51,370	InvenSense, Inc.(b)	660,618
11,330	IPG Photonics Corp.(b)	1,431,206
32,752	Itron, Inc.(b)	2,123,967
33,529	IXYS Corp.	467,730
28,101	j2 Global, Inc.	2,535,834
30,819	Jack Henry & Associates, Inc.	2,986,977
45,126	Kimball Electronics, Inc.(b)	778,423
124,316	Knowles Corp.(b)	2,204,123
81,534	Kulicke & Soffa Industries, Inc. (Singapore)(b)	1,819,839
23,493	KVH Industries, Inc.(b)	187,944
87,123	Lattice Semiconductor Corp.(b)	597,664
60,569	Liquidity Services, Inc.(b)	472,438
10,308	Littelfuse, Inc.	1,588,978
45,166	LivePerson, Inc.(b)	318,420
3,539	LogMeIn, Inc.	399,907
19,487	Lumentum Holdings, Inc.(b)	833,069
9,273	Luxoft Holding, Inc., Class A(b)	571,680
7,009	MACOM Technology Solutions Holdings, Inc.(b)	342,600
65,836	Magnachip Semiconductor Corp. (South Korea)(b)(c)	559,606
18,769	Manhattan Associates, Inc.(b)	876,325
49,727	ManTech International Corp., Class A	1,765,308
67,981	Marchex, Inc., Class B(b)	184,229
14,045	Match Group, Inc.(b)(c)	261,658
31,499	MAXIMUS, Inc.	1,921,124
12,095	MaxLinear, Inc., Class A(b)	336,604
54,450	Maxwell Technologies, Inc.(b)	332,145
26,254	Mellanox Technologies Ltd. (Israel)(b)(c)	1,239,189
5,808	MercadoLibre, Inc. (Argentina)	1,329,509
28,276	Methode Electronics, Inc.	1,259,696
50,952	Microsemi Corp.(b)	2,391,687
4,663	MicroStrategy, Inc., Class A(b)	886,763
31,016	MKS Instruments, Inc.	2,427,002
11,802	Mobileye NV(b)	730,780
68,951	MoneyGram International, Inc.(b)	1,228,017
8,431	Monolithic Power Systems, Inc.	771,437
29,057	Monotype Imaging Holdings, Inc.	591,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
18,246	MTS Systems Corp.	$847,527
12,679	Nanometrics, Inc.(b)	400,086
79,121	National Instruments Corp.	2,762,114
24,163	NeoPhotonics Corp.(b)	187,505
93,428	Net 1 UEPS Technologies, Inc. (South Africa)(b)	1,011,825
37,227	NETGEAR, Inc.(b)	1,755,253
84,542	NeuStar, Inc., Class A(b)	2,806,794
35,034	NIC, Inc.	747,976
22,500	Novanta, Inc.(b)	631,125
36,870	Oclaro, Inc.(b)(c)	295,329
37,100	Orbotech Ltd. (Israel)(b)	1,221,703
18,779	OSI Systems, Inc.(b)	1,453,495
5,499	Palo Alto Networks, Inc.(b)	596,147
70,431	Pandora Media, Inc.(b)(c)	764,176
44,283	Park Electrochemical Corp.	766,982
3,993	Paycom Software, Inc.(b)	240,578
27,914	PC Connection, Inc.	802,248
12,797	PDF Solutions, Inc.(b)	243,399
9,197	Pegasystems, Inc.	418,923
42,690	Perficient, Inc.(b)	743,660
26,979	PFSweb, Inc.(b)	197,486
130,465	Photronics, Inc.(b)	1,500,348
25,008	Plantronics, Inc.	1,365,437
50,653	Plexus Corp.(b)	2,633,449
11,464	Power Integrations, Inc.	756,051
39,661	Progress Software Corp.	1,178,725
46,514	PTC, Inc.(b)	2,514,082
24,799	Pure Storage, Inc., Class A(b)(c)	263,117
8,047	Qualys, Inc.(b)	309,005
83,865	QuinStreet, Inc.(b)	375,715
21,830	Quotient Technology, Inc.(b)	237,947
56,170	Radisys Corp.(b)	225,242
35,789	Radware Ltd. (Israel)(b)	584,434
63,227	Rambus, Inc.(b)	791,602
12,855	RealPage, Inc.(b)	476,278
61,156	RetailMeNot, Inc.(b)	709,410
90,008	Rocket Fuel, Inc.(b)(c)	452,290
16,935	Rogers Corp.(b)	1,743,289
31,974	Rubicon Project, Inc. (The)(b)	182,572
22,380	Rudolph Technologies, Inc.(b)	548,310
103,574	Sabre Corp.	2,424,667
30,486	Semtech Corp.(b)	1,041,097
9,188	ServiceNow, Inc.(b)	868,082
37,814	ServiceSource International, Inc.(b)	142,181
3,123	Shopify, Inc., Class A (Canada)(b)	237,192
57,250	ShoreTel, Inc.(b)	374,988
4,448	Shutterstock, Inc.(b)	192,287
44,251	Sigma Designs, Inc.(b)	274,356
6,627	Silicom Ltd. (Israel)	359,382
19,601	Silicon Laboratories, Inc.(b)	1,394,611
33,198	SINA Corp. (China)(b)	2,549,938
62,569	Sohu.com, Inc. (China)(b)	2,427,677
13,295	SolarEdge Technologies, Inc.(b)(c)	214,714
63,916	Sonus Networks, Inc.(b)	490,875
16,818	Splunk, Inc.(b)	1,081,566

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
5,978	SPS Commerce, Inc.(b)	$330,344
32,148	Square, Inc., Class A(b)	586,380
73,209	SS&C Technologies Holdings, Inc.	2,689,699
2,832	Stamps.com, Inc.(b)(c)	300,617
60,642	Stratasys Ltd.(b)	1,501,496
130,313	SunPower Corp.(b)(c)	904,372
50,793	Super Micro Computer, Inc.(b)	1,239,349
63,885	Sykes Enterprises, Inc.(b)	1,904,412
33,093	Synaptics, Inc.(b)	1,812,504
27,962	Synchronoss Technologies, Inc.(b)	447,392
52,499	Syntel, Inc.	924,507
13,294	Tableau Software, Inc., Class A(b)	713,622
38,394	Take-Two Interactive Software, Inc.(b)	2,413,063
23,086	TeleTech Holdings, Inc.	721,438
110,016	Tivo Corp.	2,172,816
185,461	Travelport Worldwide Ltd.	2,442,521
121,307	TTM Technologies, Inc.(b)	2,029,466
9,675	Tyler Technologies, Inc.(b)	1,582,733
6,740	Ubiquiti Networks, Inc.(b)(c)	347,245
4,256	Ultimate Software Group, Inc. (The)(b)	862,564
46,649	Ultra Clean Holdings, Inc.(b)	897,527
18,739	Ultratech, Inc.(b)	571,914
8,854	Universal Display Corp.	791,105
28,871	VASCO Data Security International, Inc.(b)	389,759
47,266	Veeco Instruments, Inc.(b)	1,559,778
63,205	Verint Systems, Inc.(b)	2,483,957
31,323	VeriSign, Inc.(b)(c)	2,785,241
63,245	Versum Materials, Inc.	2,025,105
39,925	ViaSat, Inc.(b)	2,556,398
132,451	Viavi Solutions, Inc.(b)	1,324,510
30,557	Virtusa Corp.(b)	946,656
22,470	Vishay Precision Group, Inc.(b)	386,484
29,155	VMware, Inc., Class A(b)(c)	2,744,069
39,278	Web.com Group, Inc.(b)	758,065
15,527	WebMD Health Corp.(b)	842,029
26,341	WEX, Inc.(b)	2,672,558
10,491	Workday, Inc., Class A(b)	916,913
62,737	Xcerra Corp.(b)	614,823
16,502	XO Group, Inc.(b)	289,610
29,019	Xperi Corp.	975,038
105,072	Yandex NV, Class A (Russia)(b)	2,864,263
23,402	Yelp, Inc., Class A(b)	828,665
34,809	Zebra Technologies Corp., Class A(b)	3,281,444
8,407	Zendesk, Inc.(b)	241,701
20,594	Zillow Group, Inc., Class A(b)	792,663
39,472	Zillow Group, Inc., Class C(b)	1,539,408
766,867	Zynga, Inc., Class A(b)	2,216,246

		255,326,957

	Materials—5.8%
65,713	A. Schulman, Inc.	2,079,816
78,393	Advansix, Inc.(b)	2,136,993
79,859	Agrofresh Solutions, Inc.(b)(c)	448,009
34,548	American Vanguard Corp.	578,679
16,997	Ampco-Pittsburgh Corp.	247,306
11,580	Balchem Corp.	939,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
100,493	Boise Cascade Co.(b)	$3,065,036
51,198	Calgon Carbon Corp.	744,931
100,492	Century Aluminum Co.(b)	1,370,711
44,225	Clearwater Paper Corp.(b)	2,149,335
96,103	Coeur Mining, Inc.(b)	870,693
16,161	Core Molding Technologies, Inc.(b)	319,665
5,155	Deltic Timber Corp.	398,842
20,072	Eagle Materials, Inc.	1,926,310
104,160	Ferro Corp.(b)	1,866,547
41,195	Ferroglobe PLC	397,532
50,209	Flotek Industries, Inc.(b)(c)	603,010
52,019	FutureFuel Corp.	804,214
88,330	GCP Applied Technologies, Inc.(b)	2,906,057
84,471	Gold Resource Corp.(c)	278,754
278,381	Golden Star Resources Ltd.(b)	200,045
47,409	Greif, Inc., Class A	2,779,116
51,817	H.B. Fuller Co.	2,737,492
10,663	Hawkins, Inc.	544,879
19,968	Haynes International, Inc.	844,447
47,079	Headwaters, Inc.(b)	1,118,597
252,321	Hecla Mining Co.	1,375,149
28,967	Ingevity Corp.(b)	1,831,583
32,722	Innophos Holdings, Inc.	1,568,693
18,831	Innospec, Inc.	1,242,846
295,783	Intrepid Potash, Inc.(b)(c)	535,367
22,791	Kaiser Aluminum Corp.	1,923,788
106,288	KapStone Paper and Packaging Corp.	2,241,614
7,153	KMG Chemicals, Inc.	375,890
27,799	Koppers Holdings, Inc.(b)	1,180,068
62,242	Kraton Corp.(b)	2,035,936
46,237	Kronos Worldwide, Inc.	810,072
96,532	Louisiana-Pacific Corp.(b)	2,484,734
115,879	LSB Industries, Inc.(b)(c)	1,276,987
37,193	Materion Corp.	1,415,194
74,581	McEwen Mining, Inc.(b)(c)	226,726
26,633	Minerals Technologies, Inc.	2,096,017
42,284	Multi Packaging Solutions International Ltd.(b)	758,998
45,065	Myers Industries, Inc.	734,559
15,853	Neenah Paper, Inc.	1,242,083
30,871	Olympic Steel, Inc.	696,141
116,803	OMNOVA Solutions, Inc.(b)	1,109,628
92,541	P.H. Glatfelter Co.	1,990,557
8,658	Quaker Chemical Corp.	1,251,947
115,029	Rayonier Advanced Materials, Inc.	1,524,134
100,609	Rentech, Inc.(b)	52,297
41,785	Royal Gold, Inc.	2,953,364
96,053	Ryerson Holding Corp.(b)	1,315,926
79,328	Schnitzer Steel Industries, Inc., Class A	1,499,299
41,107	Schweitzer-Mauduit International, Inc.	1,769,656
30,606	Scotts Miracle-Gro Co. (The)	2,956,540
35,764	Sensient Technologies Corp.	2,925,495
21,551	Stepan Co.	1,827,525
98,760	Stillwater Mining Co.(b)	1,775,705
68,938	Summit Materials, Inc., Class A(b)	1,768,949
164,023	SunCoke Energy, Inc.(b)	1,504,091

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
73,521	TimkenSteel Corp.(b)	$1,108,697
31,880	Tredegar Corp.	546,742
152,785	Tronox Ltd., Class A	2,522,480
11,863	US Concrete, Inc.(b)(c)	735,506
20,266	Valvoline, Inc.(c)	450,919
46,033	Westlake Chemical Corp.	2,865,554
53,136	Worthington Industries, Inc.	2,311,416

		95,175,721

	Real Estate—7.1%
63,578	Acadia Realty Trust REIT	1,848,848
13,417	Agree Realty Corp. REIT	650,456
30,401	Alexander & Baldwin, Inc.	1,398,750
1,537	Alexander’s, Inc. REIT	668,303
2,459	Altisource Asset Management Corp.(b)(c)	188,359
34,179	Altisource Portfolio Solutions SA(b)(c)	755,014
178,935	Altisource Residential Corp. REIT	2,573,085
34,663	American Assets Trust, Inc. REIT	1,484,616
127,389	American Homes 4 Rent, Class A REIT	2,936,316
41,744	Armada Hoffler Properties, Inc. REIT	595,269
48,445	Ashford Hospitality Prime, Inc. REIT	513,033
271,853	Ashford Hospitality Trust, Inc. REIT	1,699,081
16,449	Bluerock Residential Growth REIT, Inc., Class A REIT	204,955
79,403	Care Capital Properties, Inc. REIT	2,133,559
42,628	CareTrust REIT, Inc. REIT	725,529
44,339	CatchMark Timber Trust, Inc., Class A REIT	519,210
153,071	Cedar Realty Trust, Inc. REIT	823,522
53,813	Chatham Lodging Trust REIT	1,041,820
88,773	Chesapeake Lodging Trust REIT	2,069,299
16,583	Colony Starwood Homes REIT	573,274
14,072	CorEnergy Infrastructure Trust, Inc. REIT(c)	513,347
8,678	CoreSite Realty Corp. REIT	849,142
171,002	Cousins Properties, Inc. REIT	1,451,807
34,446	CyrusOne, Inc. REIT	1,882,129
41,501	DuPont Fabros Technology, Inc. REIT	2,139,377
17,605	Easterly Government Properties, Inc. REIT	354,213
26,487	EastGroup Properties, Inc. REIT	2,072,608
50,825	Education Realty Trust, Inc. REIT	1,970,485
65,285	Empire State Realty Trust, Inc., Class A REIT	1,357,928
154,088	FelCor Lodging Trust, Inc. REIT	1,194,182
75,013	First Industrial Realty Trust, Inc. REIT	2,110,866
122,533	First Potomac Realty Trust REIT	1,347,863
49,235	Forestar Group, Inc.(b)	696,675
22,183	Four Corners Property Trust, Inc. REIT	517,529
167,339	Franklin Street Properties Corp. REIT	2,029,822
29,269	Getty Realty Corp. REIT	749,286
28,034	Gladstone Commercial Corp. REIT	625,158
55,764	Global NET Lease, Inc. REIT	1,317,703
120,187	Government Properties Income Trust REIT	2,562,387
66,700	Hersha Hospitality Trust REIT	1,229,948
33,099	HFF, Inc., Class A	1,039,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
55,068	Hudson Pacific Properties, Inc. REIT	$1,892,137
45,926	Independence Realty Trust, Inc. REIT	422,519
52,353	InfraREIT, Inc. REIT	999,942
275,018	Investors Real Estate Trust REIT	1,625,356
101,187	iStar, Inc. REIT(b)	1,237,517
66,647	Kennedy-Wilson Holdings, Inc.	1,359,599
103,663	Kite Realty Group Trust REIT	2,110,579
32,732	Life Storage, Inc. REIT	2,565,861
27,691	LTC Properties, Inc. REIT	1,324,737
10,410	Marcus & Millichap, Inc.(b)	268,578
21,257	Medequities Realty Trust, Inc. REIT	251,258
41,421	Monmouth Real Estate Investment Corp. REIT(c)	621,315
199,105	Monogram Residential Trust, Inc. REIT	2,026,889
23,364	National Health Investors, Inc. REIT	1,709,544
19,532	National Storage Affiliates Trust REIT	478,534
168,389	New Senior Investment Group, Inc. REIT	1,754,613
14,820	NexPoint Residential Trust, Inc. REIT	355,828
67,170	NorthStar Realty Europe Corp. REIT	781,187
19,320	One Liberty Properties, Inc. REIT	469,090
24,944	Parkway, Inc. REIT	502,622
89,021	Pebblebrook Hotel Trust REIT	2,649,265
107,570	Pennsylvania Real Estate Investment Trust REIT	1,489,845
56,932	Physicians Realty Trust REIT	1,118,144
38,678	Potlatch Corp. REIT	1,742,444
43,171	Preferred Apartment Communities, Inc., Class A REIT	610,870
15,524	PS Business Parks, Inc. REIT	1,886,787
25,398	QTS Realty Trust, Inc., Class A REIT	1,357,269
326,862	RAIT Financial Trust REIT	1,003,466
107,330	Ramco-Gershenson Properties Trust REIT	1,430,709
12,080	RE/MAX Holdings, Inc., Class A	714,532
79,107	Retail Opportunity Investments Corp. REIT	1,629,604
35,638	Rexford Industrial Realty, Inc. REIT	888,812
4,225	RMR Group, Inc. (The), Class A	222,869
75,519	Sabra Health Care REIT, Inc. REIT	2,053,362
11,826	Saul Centers, Inc. REIT	710,151
94,089	Select Income REIT	2,357,870
28,311	Seritage Growth Properties, Class A REIT(c)	1,174,907
28,169	Silver Bay Realty Trust Corp. REIT	603,662
41,891	St. Joe Co. (The)(b)	733,093
61,739	STAG Industrial, Inc., Class A REIT	1,627,440
112,067	STORE Capital Corp. REIT	2,688,487
85,968	Summit Hotel Properties, Inc. REIT	1,421,051
82,491	Tanger Factory Outlet Centers, Inc. REIT	2,572,894
11,747	Tejon Ranch Co.(b)	269,006
30,731	Terreno Realty Corp. REIT	948,973
78,743	Tier REIT, Inc. REIT	1,363,041
27,397	UMH Properties, Inc. REIT	438,900
8,261	Universal Health Realty Income Trust REIT	576,205
43,166	Urban Edge Properties REIT	1,100,733

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
34,441	Urstadt Biddle Properties, Inc., Class A REIT	$677,110
81,689	Washington REIT	2,587,091
41,472	Whitestone REIT	520,059

		115,340,418

	Telecommunication Services—1.3%
11,144	ATN International, Inc.	771,053
22,111	Boingo Wireless, Inc.(b)	315,966
125,910	Cincinnati Bell, Inc.(b)	2,373,404
24,030	Cogent Communications Holdings, Inc.	1,081,350
85,312	Consolidated Communications Holdings, Inc.(c)	2,019,335
54,324	FairPoint Communications, Inc.(b)	926,224
58,416	General Communication, Inc., Class A(b)	2,187,095
10,467	Hawaiian Telcom Holdco, Inc.(b)	266,385
43,844	IDT Corp., Class B(b)	665,990
225,049	Intelsat SA(b)(c)	663,895
202,928	Iridium Communications, Inc.(b)(c)	2,151,037
29,618	Lumos Networks Corp.(b)	530,458
24,768	Magicjack Vocaltec Ltd. (Israel)(b)(c)	203,098
588,400	NII Holdings, Inc.(b)	507,672
46,183	ORBCOMM, Inc.(b)	445,204
8,113	pdvWireless, Inc.(b)(c)	208,098
30,650	Shenandoah Telecommunications Co.	980,800
41,003	Spok Holdings, Inc.	736,004
36,711	United States Cellular Corp.(b)	1,438,337
202,551	Vonage Holdings Corp.(b)	1,359,117
46,904	Zayo Group Holdings, Inc.(b)	1,644,923

		21,475,445

	Utilities—1.8%
35,210	American States Water Co.	1,567,549
9,437	Artesian Resources Corp., Class A	362,475
370,782	Atlantic Power Corp.(b)	926,955
92,293	Atlantica Yield PLC (Spain)	1,923,386
50,308	California Water Service Group	1,795,996
14,950	Chesapeake Utilities Corp.	1,095,835
9,083	Connecticut Water Service, Inc.	487,485
24,306	Consolidated Water Co. Ltd. (Cayman Islands)	286,811
60,751	El Paso Electric Co.	3,134,752
31,241	MGE Energy, Inc.	2,008,796
15,500	Middlesex Water Co.	590,860
42,681	Northwest Natural Gas Co.	2,543,788
33,883	NRG Yield, Inc., Class A	587,531
61,699	NRG Yield, Inc., Class C	1,092,072
19,107	Ormat Technologies, Inc.	1,128,459
48,534	Otter Tail Corp.	1,917,093
65,709	Pattern Energy Group, Inc.	1,446,912
16,016	SJW Corp.	782,221
84,556	South Jersey Industries, Inc.	3,172,541
100,668	TerraForm Global, Inc., Class A	478,173
106,539	TerraForm Power, Inc., Class A(b)(c)	1,341,326
22,725	Unitil Corp.	1,100,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
8,481	York Water Co. (The)	$318,038

		30,089,626

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,429,307,281)—99.9%	1,630,657,170

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.4%
121,440,868	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $121,440,868)	121,440,868

	Total Investments (Cost $1,550,748,149)—107.3%	1,752,098,038
	Other assets less liabilities—(7.3)%	(119,570,653)

	Net Assets—100.0%	$1,632,527,385

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

April 30, 2017

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Assets:
Unaffiliated investments, at value(a)	$34,575,234	$143,054,936	$4,890,975,266	$1,630,657,170
Affiliated investments, at value	61,657	1,109,967	61,662,844	121,440,868

Total investments, at value	34,636,891	144,164,903	4,952,638,110	1,752,098,038
Receivables:
Dividends	4,702	37,411	5,622,241	570,746
Securities lending	—	834	82,849	301,896
Foreign tax reclaims	—	—	3,391	—
Investments sold	—	—	—	3,834,201
Other assets	652	1,200	6,682	2,203

Total Assets	34,642,245	144,204,348	4,958,353,273	1,756,807,084

Liabilities:
Due to custodian	—	—	1,248,036	1,807,168
Payables:
Collateral upon return of securities loaned	—	1,020,505	56,940,680	121,440,868
Accrued advisory fees	7,144	57,543	1,078,672	344,674
Accrued trustees’ and officer’s fees	17,879	32,217	128,526	46,810
Accrued expenses	47,597	42,330	1,870,022	640,179

Total Liabilities	72,620	1,152,595	61,265,936	124,279,699

Net Assets	$34,569,625	$143,051,753	$4,897,087,337	$1,632,527,385

Net Assets Consist of:
Shares of beneficial interest	$65,396,997	$342,894,446	$4,418,003,546	$1,551,037,976
Undistributed net investment income	(27,592)	(31,138)	8,775,000	1,168,429
Undistributed net realized gain (loss)	(37,486,650)	(210,167,891)	(218,733,240)	(121,028,909)
Net unrealized appreciation	6,686,870	10,356,336	689,042,031	201,349,889

Net Assets	$34,569,625	$143,051,753	$4,897,087,337	$1,632,527,385

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	1,700,000	47,700,000	13,850,000
Net asset value	$86.42	$84.15	$102.66	$117.87

Market price	$86.38	$84.16	$102.67	$117.82

Unaffiliated investments, at cost	$27,888,364	$132,698,600	$4,202,042,205	$1,429,307,281

Affiliated investments, at cost	$61,657	$1,109,967	$61,553,874	$121,440,868

Total investments, at cost	$27,950,021	$133,808,567	$4,263,596,079	$1,550,748,149

(a) Includes securities on loan with an aggregate value of	$—	$1,031,481	$54,989,960	$117,300,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended April 30, 2017

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Investment Income:
Unaffiliated dividend income	$235,806	$1,601,169	$102,803,632	$20,209,642
Affiliated dividend income	276	370	234,342	4,819
Securities lending income	—	7,819	804,632	2,783,030
Foreign withholding tax	(1,174)	(182)	(5,311)	(18,778)

Total Income	234,908	1,609,176	103,837,295	22,978,713

Expenses:
Advisory fees	170,634	694,776	12,953,156	4,180,686
Accounting & administration fees	36,827	36,827	833,837	270,471
Sub-licensing fees	26,208	41,724	4,021,035	1,297,639
Professional fees	25,875	30,617	79,082	42,270
Trustees’ and officer’s fees	7,818	9,510	75,546	28,085
Custodian & transfer agent fees	4,367	6,407	95,206	52,303
Other expenses	18,207	23,832	167,800	48,335

Total Expenses	289,936	843,693	18,225,662	5,919,789

Less: Waivers	(85,298)	(10,141)	(810,212)	(299,926)

Net Expenses	204,638	833,552	17,415,450	5,619,863

Net Investment Income	30,270	775,624	86,421,845	17,358,850

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(2,305,012)	(12,622,048)	(77,236,390)	(48,969,471)
In-kind redemptions	4,217,353	28,707,787	233,576,845	134,924,982
Foreign currencies	—	—	—	159

Net realized gain	1,912,341	16,085,739	156,340,455	85,955,670

Net change in unrealized appreciation on investment securities	5,369,013	6,403,892	418,335,665	184,066,542

Net realized and unrealized gain	7,281,354	22,489,631	574,676,120	270,022,212

Net increase in net assets resulting from operations	$7,311,624	$23,265,255	$661,097,965	$287,381,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)		PowerShares Dynamic Market Portfolio (PWC)
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$30,270	$(37,908)	$775,624	$1,747,478
Net realized gain (loss)	1,912,341	(4,266,521)	16,085,739	(858,735)
Net change in unrealized appreciation (depreciation)	5,369,013	(2,129,082)	6,403,892	(1,716,563)

Net increase (decrease) in net assets resulting from operations	7,311,624	(6,433,511)	23,265,255	(827,820)

Distributions to Shareholders from:
Net investment income	(29,253)	(22,077)	(1,505,949)	(1,698,632)
Return of capital	(35,078)	(2,759)	—	—

Total distributions to shareholders	(64,331)	(24,836)	(1,505,949)	(1,698,632)

Shareholder Transactions:
Proceeds from shares sold	19,779,660	35,446,415	222,152,171	152,722,956
Value of shares repurchased	(27,370,608)	(24,097,986)	(243,981,797)	(176,024,640)

Net increase (decrease) in net assets resulting from shares transactions	(7,590,948)	11,348,429	(21,829,626)	(23,301,684)

Increase (Decrease) in Net Assets	(343,655)	4,890,082	(70,320)	(25,828,136)

Net Assets:
Beginning of year	34,913,280	30,023,198	143,122,073	168,950,209

End of year	$34,569,625	$34,913,280	$143,051,753	$143,122,073

Undistributed net investment income (loss) at end of year	$(27,592)	$(28,618)	$(31,138)	$347,577

Changes in Shares Outstanding:
Shares sold	250,000	450,000	2,850,000	2,050,000
Shares repurchased	(350,000)	(350,000)	(3,150,000)	(2,350,000)
Shares outstanding, beginning of year	500,000	400,000	2,000,000	2,300,000

Shares outstanding, end of year	400,000	500,000	1,700,000	2,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares FTSE RAFI US 1000 Portfolio (PRF)		PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
2017	2016	2017	2016

$86,421,845	$92,339,251	$17,358,850	$14,578,380
156,340,455	319,111,469	85,955,670	27,325,820
418,335,665	(458,584,354)	184,066,542	(101,820,682)

661,097,965	(47,133,634)	287,381,062	(59,916,482)

(87,957,739)	(96,826,783)	(19,236,098)	(14,367,669)
—	—	—	—

(87,957,739)	(96,826,783)	(19,236,098)	(14,367,669)

792,919,263	761,845,771	624,686,726	284,803,033
(611,372,688)	(1,033,501,636)	(367,598,913)	(261,733,949)

181,546,575	(271,655,865)	257,087,813	23,069,084

754,686,801	(415,616,282)	525,232,777	(51,215,067)

4,142,400,536	4,558,016,818	1,107,294,608	1,158,509,675

$4,897,087,337	$4,142,400,536	$1,632,527,385	$1,107,294,608

$8,775,000	$10,310,894	$1,168,429	$2,493,309

7,900,000	8,600,000	5,750,000	3,000,000
(6,150,000)	(11,950,000)	(3,250,000)	(2,850,000)
45,950,000	49,300,000	11,350,000	11,200,000

47,700,000	45,950,000	13,850,000	11,350,000

45

Financial Highlights

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$69.83	$75.06	$64.34	$55.40		$51.32
Net investment income (loss)(a)	0.07	(0.06)	0.06	0.21		0.71	(b)
Net realized and unrealized gain (loss) on investments	16.65	(5.11)	10.66	9.00		4.18
Total from investment operations	16.72	(5.17)	10.72	9.21		4.89
Distributions to shareholders from:
Net investment income	(0.06)	(0.05)	—	(0.27)		(0.81)
Return of capital	(0.07)	(0.01)	—	—		—
Total distributions	(0.13)	(0.06)	—	(0.27)		(0.81)
Net asset value at end of year	$86.42	$69.83	$75.06	$64.34		$55.40
Market price at end of year(c)	$86.38	$69.82	$75.10	$64.32		$55.32
Net Asset Value Total Return(d)	23.98%	(6.90)%	16.66%	16.64%		9.75%
Market Price Total Return(d)	23.95%	(6.96)%	16.76%	16.77%		9.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,570	$34,913	$30,023	$25,734		$22,160
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60	%(e)	0.60%
Expenses, prior to Waivers	0.85%	0.81%	0.96%	0.91	%(e)	0.95%
Net investment income (loss), after Waivers	0.09%	(0.09)%	0.09%	0.32%		1.42	%(b)
Portfolio turnover rate(f)	89%	118%	154%	296%		118%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$71.56	$73.46	$70.27	$56.26	$46.78
Net investment income(a)	0.43	0.82	0.68	0.60	0.82
Net realized and unrealized gain (loss) on investments	12.98	(1.91)	3.25	13.99	9.51
Total from investment operations	13.41	(1.09)	3.93	14.59	10.33
Distributions to shareholders from:
Net investment income	(0.82)	(0.81)	(0.74)	(0.58)	(0.85)
Net asset value at end of year	$84.15	$71.56	$73.46	$70.27	$56.26
Market price at end of year(b)	$84.16	$71.55	$73.40	$70.27	$56.23
Net Asset Value Total Return(c)	18.88%	(1.50)%	5.58%	26.09%	22.39%
Market Price Total Return(c)	18.91%	(1.43)%	5.49%	26.15%	22.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,052	$143,122	$168,950	$186,219	$140,658
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.59%	0.60%	0.60%
Expenses, prior to Waivers	0.61%	0.60%	0.59%	0.60%	0.60%
Net investment income, after Waivers	0.56%	1.13%	0.93%	0.94%	1.68%
Portfolio turnover rate(d)	231%	231%	237%	244%	166%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$90.15	$92.45	$85.42	$71.42	$59.73
Net investment income(a)	1.86	1.93	1.72	1.45	1.31
Net realized and unrealized gain (loss) on investments	12.56	(2.23)	6.93	13.89	11.66
Total from investment operations	14.42	(0.30)	8.65	15.34	12.97
Distributions to shareholders from:
Net investment income	(1.91)	(2.00)	(1.62)	(1.34)	(1.28)
Net asset value at end of year	$102.66	$90.15	$92.45	$85.42	$71.42
Market price at end of year(b)	$102.67	$90.13	$92.43	$85.37	$71.42
Net Asset Value Total Return(c)	16.16%	(0.23)%	10.19%	21.68%	22.06%
Market Price Total Return(c)	16.19%	(0.24)%	10.23%	21.61%	22.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,897,087	$4,142,401	$4,558,017	$3,305,696	$1,778,450
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.41%	0.41%	0.43%
Net investment income, after Waivers	1.93%	2.19%	1.92%	1.84%	2.10%
Portfolio turnover rate(d)	11%	12%	10%	12%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$97.56	$103.44	$96.35	$77.76	$66.71
Net investment income(a)	1.30	1.25	1.38	0.98	1.13
Net realized and unrealized gain (loss) on investments	20.46	(5.93)	7.04	18.52	11.08
Total from investment operations	21.76	(4.68)	8.42	19.50	12.21
Distributions to shareholders from:
Net investment income	(1.45)	(1.20)	(1.33)	(0.91)	(1.16)
Net asset value at end of year	$117.87	$97.56	$103.44	$96.35	$77.76
Market price at end of year(b)	$117.82	$97.55	$103.45	$96.38	$77.67
Net Asset Value Total Return(c)	22.44%	(4.49)%	8.80%	25.22%	18.56%
Market Price Total Return(c)	22.40%	(4.52)%	8.78%	25.40%	18.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,632,527	$1,107,295	$1,158,510	$958,731	$563,763
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.42%	0.42%	0.43%
Net investment income, after Waivers	1.20%	1.30%	1.39%	1.08%	1.64%
Portfolio turnover rate(d)	29%	28%	26%	31%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	“DWA NASDAQ Momentum Portfolio”
PowerShares Dynamic Market Portfolio (PWC)	“Dynamic Market Portfolio”
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	“FTSE RAFI US 1000 Portfolio”
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	“FTSE RAFI US 1500 Small-Mid Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market Portfolio and FTSE RAFI US 1000 Portfolio are listed and traded on NYSE Arca, Inc., and Shares of DWA NASDAQ Momentum Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio are listed and traded on The NASDAQ Stock Market LLC. Prior to December 7, 2016, Shares of DWA NASDAQ Momentum Portfolio were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum Portfolio	Dorsey Wright® NASDAQ Technical Leaders Index
Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

48

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

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Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. DWA NASDAQ Momentum Portfolio employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. For Dynamic Market Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2017, Dynamic Market Portfolio, FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with

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these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each of DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2018. For the DWA NASDAQ Momentum Portfolio and the Dynamic Market Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2018. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA NASDAQ Momentum Portfolio	$85,298
Dynamic Market Portfolio	10,141
FTSE RAFI US 1000 Portfolio	810,212
FTSE RAFI US 1500 Small-Mid Portfolio	299,926

For FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio, the expenses borne by the Adviser are not subject to recapture.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2017 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/18	4/30/19	4/30/20
FTSE RAFI US 1000 Portfolio	$2,467,520	$811,780	$851,900	$803,840
FTSE RAFI US 1500 Small-Mid Portfolio	877,258	320,530	259,243	297,485

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum Portfolio	Dorsey Wright & Associates, LLC
Dynamic Market Portfolio	NYSE Group, Inc.
FTSE RAFI US 1000 Portfolio	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows FTSE RAFI US 1000 Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2017.

FTSE RAFI US 1000 Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Ltd.	$3,147,763	$684,827	$(257,924)	$210,726	$(15,080)	$3,770,312	$115,620
Invesco Mortgage Capital, Inc. REIT	875,047	193,448	(345,740)	298,640	(69,543)	951,852	106,372

Total Investments in Affiliates	$4,022,810	$878,275	$(603,664)	$509,366	$(84,623)	$4,722,164	$221,992

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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As of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017		2016
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA NASDAQ Momentum Portfolio	$29,253	$35,078	$22,077	$2,759
Dynamic Market Portfolio	1,505,949	—	1,698,632	—
FTSE RAFI US 1000 Portfolio	87,957,739	—	96,826,783	—
FTSE RAFI US 1500 Small-Mid Portfolio	19,236,098	—	14,367,669	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum Portfolio**	$—	$(17,173)	$6,640,385	$(36,467,721)	$(982,863)	$65,396,997	$34,569,625
Dynamic Market Portfolio	—	(31,138)	10,176,135	(205,945,819)	(4,041,871)	342,894,446	143,051,753
FTSE RAFI US 1000 Portfolio	8,896,145	(121,145)	625,677,458	(95,385,223)	(59,983,444)	4,418,003,546	4,897,087,337
FTSE RAFI US 1500 Small-Mid Portfolio	2,180,979	(44,433)	159,821,617	(58,250,243)	(22,218,511)	1,551,037,976	1,632,527,385

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA NASDAQ Momentum Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $10,419 and Post –October Capital Losses of $972,444.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017.

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA NASDAQ Momentum Portfolio	$14,947,690	$3,683,431	$17,836,600	$—	$36,467,721	$15,764,010
Dynamic Market Portfolio	104,214,879	15,461,574	84,940,699	1,328,667	205,945,819	96,635,542
FTSE RAFI US 1000 Portfolio	49,808,238	38,490,195	4,543,924	2,542,866	95,385,223	36,351,059
FTSE RAFI US 1500 Small-Mid Portfolio	5,168,127	2,475,894	18,355,986	32,250,236	58,250,243	4,933,892

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA NASDAQ Momentum Portfolio	$31,414,929	$34,410,976
Dynamic Market Portfolio	334,197,156	333,672,270
FTSE RAFI US 1000 Portfolio	498,607,014	498,256,678
FTSE RAFI US 1500 Small-Mid Portfolio	417,665,684	418,504,770

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For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum Portfolio	$19,787,247	$24,400,922
Dynamic Market Portfolio	221,964,536	244,503,107
FTSE RAFI US 1000 Portfolio	792,164,260	608,683,938
FTSE RAFI US 1500 Small-Mid Portfolio	621,779,418	364,320,388

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA NASDAQ Momentum Portfolio	$6,860,546	$(220,161)	$6,640,385	$27,996,506
Dynamic Market Portfolio	14,515,969	(4,339,834)	10,176,135	133,988,768
FTSE RAFI US 1000 Portfolio	796,972,538	(171,295,080)	625,677,458	4,326,960,652
FTSE RAFI US 1500 Small-Mid Portfolio	264,605,536	(104,783,919)	159,821,617	1,592,276,421

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum Portfolio	$9	$11,644,037	$(11,644,046)
Dynamic Market Portfolio	351,610	69,030,679	(69,382,289)
FTSE RAFI US 1000 Portfolio	—	(180,225,067)	180,225,067
FTSE RAFI US 1500 Small-Mid Portfolio	552,368	(123,409,772)	122,857,404

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as

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possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

57

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)
Actual	$1,000.00	$1,174.40	0.60%	$3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares Dynamic Market Portfolio (PWC)
Actual	1,000.00	1,141.60	0.60	3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares FTSE RAFI US 1000 Portfolio (PRF)
Actual	1,000.00	1,129.30	0.39	2.06
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Actual	1,000.00	1,171.90	0.39	2.10
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expenses ratios based on annualized data in the Financial Highlights.

58

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Dividends Received Deduction*
PowerShares DWA NASDAQ Momentum Portfolio	100%	100%
PowerShares Dynamic Market Portfolio	100%	100%
PowerShares FTSE RAFI US 1000 Portfolio	100%	100%
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	93%	85%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

60

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

61

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

62

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X

69

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

70

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

71

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-2
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

April 30, 2017

2017 Annual Report to Shareholders

PWB	PowerShares Dynamic Large Cap Growth Portfolio

PWV	PowerShares Dynamic Large Cap Value Portfolio

EQWS	PowerShares Russell 2000 Equal Weight Portfolio

PXSG	PowerShares Russell 2000 Pure Growth Portfolio

PXSV	PowerShares Russell 2000 Pure Value Portfolio

EQWM	PowerShares Russell Midcap Equal Weight Portfolio

PXMG	PowerShares Russell Midcap Pure Growth Portfolio

PXMV	PowerShares Russell Midcap Pure Value Portfolio

EQWL	PowerShares Russell Top 200 Equal Weight Portfolio

PXLG	PowerShares Russell Top 200 Pure Growth Portfolio

PXLV	PowerShares Russell Top 200 Pure Value Portfolio

PZI	PowerShares Zacks Micro Cap Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

3

PWB	Manager’s Analysis
PowerShares Dynamic Large Cap Growth Portfolio (PWB)

As an index fund, the PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Group, Inc. (the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 14.57%. On a net asset value (“NAV”) basis, the Fund returned 14.46%. During the same time period, the Index returned 15.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as slippage associated with the portfolio’s quarterly rebalance process.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 19.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 610 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight the industrials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative underweight allocation in the industrials and consumer discretionary sectors.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 3.46%), and NVIDIA Corp., an information technology company (portfolio average weight of 1.18%). Positions that detracted most significantly from the Fund’s return included Bristol-Myers Squibb Co., a health care company (portfolio average weight of 3.22%), and NIKE, Inc., Class B, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	36.0
Consumer Discretionary	20.7
Health Care	14.9
Energy	8.3
Consumer Staples	7.5
Industrials	5.7
Financials	4.1
Telecommunication Services	1.5
Materials	1.3
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
Facebook, Inc., Class A	3.6
Alphabet, Inc., Class A	3.5
Amazon.com, Inc.	3.5
Home Depot, Inc. (The)	3.5
UnitedHealth Group, Inc.	3.5
Microsoft Corp.	3.4
Mastercard, Inc., Class A	3.4
Starbucks Corp.	3.4
Comcast Corp., Class A	3.4
Philip Morris International, Inc.	3.3
Total	34.5

4

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	15.20%	12.37%	41.90%	14.82%	99.61%	8.62%	128.59%	8.63%	173.52%
Russell 1000® Growth Index	19.50	12.11	40.91	13.87	91.44	8.88	134.10	9.15	189.83
Fund
NAV Return	14.46	11.69	39.33	14.13	93.67	7.92	114.29	7.92	152.64
Market Price Return	14.57	11.71	39.41	14.15	93.78	7.92	114.30	7.91	152.28

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PWV	Manager’s Analysis
PowerShares Dynamic Large Cap Value Portfolio (PWV)

As an index fund, the PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Group, Inc. (“NYSE Group” or the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary NYSE Group Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 20.14%. On a net asset value (“NAV”) basis, the Fund returned 20.06%. During the same time period, the Index returned 20.80%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due the fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 16.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 690 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight the energy sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative overweight allocation in the information technology sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return included JPMorgan Chase & Co., a financials company (portfolio average weight of 3.39%), and CSX Corp., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Target Corp., a consumer discretionary company (portfolio average weight of 0.62%), and Gilead Sciences, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	28.5
Information Technology	24.9
Health Care	18.8
Industrials	11.4
Consumer Staples	5.0
Telecommunication Services	3.2
Materials	2.8
Consumer Discretionary	2.6
Energy	1.4
Utilities	1.4
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
Wal-Mart Stores, Inc.	3.6
Apple, Inc.	3.6
Oracle Corp.	3.6
Johnson & Johnson	3.4
Cisco Systems, Inc.	3.4
Intel Corp.	3.4
Pfizer, Inc.	3.4
Citigroup, Inc.	3.3
JPMorgan Chase & Co.	3.2
Bank of America Corp.	3.2
Total	34.1

6

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	20.80%	9.11%	29.88%	14.40%	95.90%	8.59%	127.98%	10.31%	229.66%
Russell 1000® Value Index	16.55	8.26	26.89	13.32	86.85	5.53	71.28	7.11	130.55
Fund
NAV Return	20.06	8.44	27.51	13.67	89.74	7.87	113.38	9.58	204.05
Market Price Return	20.14	8.47	27.63	13.69	89.97	7.88	113.44	9.57	203.72

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

EQWS	Manager’s Analysis
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

As an index fund, the PowerShares Russell 2000 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to provide equal-weighted exposure to approximately 2,000 mid and small cap securities in the larger U.S. equity market. The Index generally is composed of all of the securities included in the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell 2000® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell 2000® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell 2000® Index. The Fund generally will invest in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 23.11%. On a net asset value (“NAV”) basis, the Fund returned 23.21%. During the same time period, the Index returned 23.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 25.63%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad-based small cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2017, which both contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Straight Path Communications, Inc., Class B, a telecommunication services company (portfolio average weight of 0.23%), and Clayton Williams Energy, Inc., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included GNC Holdings, Inc., Class A, a consumer discretionary company (portfolio average weight of 0.17%), and Cobalt International Energy, Inc., an energy company (portfolio average weight of 0.11%).

8

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Industrials	14.0
Information Technology	13.4
Consumer Discretionary	11.7
Health Care	11.2
Consumer Staples	10.8
Energy	9.4
Financials	8.5
Utilities	7.2
Materials	6.9
Telecommunication Services	4.4
Real Estate	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Straight Path Communications, Inc., Class B	0.8
General Communication, Inc., Class A	0.3
AdvancePierre Foods Holdings, Inc.	0.3
Sanderson Farms, Inc.	0.3
PetMed Express, Inc.	0.3
Core-Mark Holding Co., Inc.	0.3
Calavo Growers, Inc.	0.3
GNC Holdings, Inc., Class A	0.3
SUPERVALU, Inc.	0.3
National Beverage Corp.	0.3
Total	3.5

*	Excluding money market fund holdings.

9

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Equal Weight Index†	23.58%	8.15%	26.50%	12.35%	79.02%	5.74%	74.76%	6.14%	86.03%
Russell 2000® Index	25.63	9.03	29.63	12.95	83.84	7.05	97.57	7.24	107.02
Fund
NAV Return	23.21	7.80	25.28	11.92	75.63	5.13	64.86	5.51	74.77
Market Price Return	23.11	7.81	25.29	11.95	75.81	5.12	64.83	5.51	74.73

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.17% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Equal Weight Index is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

10

PXSG	Manager’s Analysis
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

As an index fund, the PowerShares Russell 2000 Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 U.S. companies representing 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 22.82%. On a net asset value (“NAV”) basis, the Fund returned 23.02%. During the same time period, the Index returned 23.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned 24.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,160 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of small cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation in the materials sector.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrial sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return included Extreme Networks, Inc., an information technology company (portfolio average weight of 0.74%), and ZELTIQ Aesthetics, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Diplomat Pharmacy, Inc., a health care company (portfolio average weight of 0.40%), and Zoe’s Kitchen, Inc., a consumer discretionary company (portfolio average weight of 0.51%).

11

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	34.9
Health Care	24.5
Consumer Discretionary	16.4
Industrials	13.9
Consumer Staples	3.1
Materials	2.5
Real Estate	2.4
Financials	1.6
Telecommunication Services	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
LogMeIn, Inc.	1.4
Supernus Pharmaceuticals, Inc.	1.4
Extreme Networks, Inc.	1.3
MiMedx Group, Inc.	1.3
Repligen Corp.	1.2
Cavium, Inc.	1.1
Builders FirstSource, Inc.	1.1
Universal Display Corp.	1.1
Nexstar Media Group, Inc., Class A	1.0
Pegasystems, Inc.	1.0
Total	11.9

*	Excluding money market fund holdings.

12

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Growth Index†	23.13%	6.98%	22.43%	11.19%	69.96%	5.41%	69.43%	6.31%	110.39%
Russell 2000® Growth Index	24.06	9.27	30.48	12.89	83.31	7.97	115.35	8.68	175.22
Fund
NAV Return	23.02	6.77	21.71	10.89	67.67	4.84	60.46	5.75	97.41
Market Price Return	22.82	6.77	21.72	10.91	67.80	4.84	60.40	5.73	96.95

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Growth Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

13

PXSV	Manager’s Analysis
PowerShares Russell 2000 Pure Value Portfolio (PXSV)

As an index fund, the PowerShares Russell 2000 Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell 2000® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of securities selected from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 U.S. companies representing 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 25.54%. On a net asset value (“NAV”) basis, the Fund returned 25.64%. During the same time period, the Index returned 25.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned 27.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,350 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of small cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the energy sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services sectors.

Positions that contributed most significantly to the Fund’s return included Clayton Williams Energy, Inc., an energy company (no longer held at fiscal year-end), and Veeco Instruments, Inc., an information technology company (portfolio average weight of 0.66%). Positions that detracted most significantly from the Fund’s return included Seadrill Ltd., an energy company (portfolio average weight of 0.31%), and Hornbeck Offshore Services, Inc., an energy company (portfolio average weight of 0.27%).

14

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	41.1
Energy	13.9
Industrials	8.6
Real Estate	8.4
Consumer Discretionary	7.7
Information Technology	7.5
Materials	5.3
Utilities	3.1
Health Care	3.0
Telecommunication Services	1.2
Consumer Staples	0.3
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Veeco Instruments, Inc.	1.1
DeVry Education Group, Inc.	0.9
RetailMeNot, Inc.	0.9
Beazer Homes USA, Inc.	0.9
MGIC Investment Corp.	0.9
Bridgepoint Education, Inc.	0.8
Materion Corp.	0.8
Columbus McKinnon Corp.	0.8
Alon USA Energy, Inc.	0.8
Haynes International, Inc.	0.8
Total	8.7

*	Excluding money market fund holdings.

15

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell 2000® Pure Value Index†	25.97%	8.41%	27.41%	14.84%	99.77%	6.92%	95.22%	7.82%	149.79%
Russell 2000® Value Index	27.18	8.71	28.46	12.96	83.93	6.02	79.51	7.48	140.35
Fund
NAV Return	25.64	8.15	26.50	14.56	97.35	6.41	86.15	7.25	134.23
Market Price Return	25.54	8.13	26.41	14.58	97.52	6.41	86.11	7.24	133.87

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.50% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell 2000® Pure Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

16

EQWM	Manager’s Analysis
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

As an index fund, the PowerShares Russell Midcap Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to provide equal-weighted exposure to approximately 800 securities of medium sized companies in the larger U.S. equity market. The Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Midcap® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index. The Fund generally will invest in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 14.11%. On a net asset value (“NAV”) basis, the Fund returned 14.00%. During the same time period, the Index returned 14.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 16.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad-based mid cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2017, which both contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Sprint Corp., a telecommunication services company (portfolio average weight of 0.30%), and NVIDIA Corp., an information technology company (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return included Frontier Communications Corp., a telecommunication services company (portfolio average weight of 0.24%), and Rite Aid Corp., a consumer staples company (portfolio average weight of 0.29%).

17

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	13.5
Industrials	12.5
Health Care	12.0
Consumer Staples	11.0
Consumer Discretionary	10.5
Energy	10.2
Utilities	9.1
Materials	9.0
Financials	5.7
Real Estate	4.3
Telecommunication Services	2.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Whole Foods Market, Inc.	0.4
Pilgrim’s Pride Corp.	0.4
Herbalife Ltd.	0.4
Blue Buffalo Pet Products, Inc.	0.4
Energizer Holdings, Inc.	0.3
TreeHouse Foods, Inc.	0.3
US Foods Holding Corp.	0.3
Tyson Foods, Inc., Class A	0.3
Ingredion, Inc.	0.3
Spectrum Brands Holdings, Inc.	0.3
Total	3.4

*	Excluding money market fund holdings.

18

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Equal Weight Index†	14.24%	8.20%	26.69%	12.38%	79.28%	6.25%	83.37%	7.09%	104.15%
Russell Midcap® Index	16.70	8.97	29.39	13.34	87.00	7.62	108.41	8.16	126.33
Fund
NAV Return	14.00	7.92	25.69	12.02	76.42	5.73	74.55	6.56	93.83
Market Price Return	14.11	7.98	25.89	12.01	76.30	5.72	74.49	6.57	93.91

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Equal Weight Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

19

PXMG	Manager’s Analysis
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

As an index fund, the PowerShares Russell Midcap Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 19.98%. On a net asset value (“NAV”) basis, the Fund returned 19.89%. During the same time period, the Index returned 20.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned 15.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 470 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of midcap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the healthcare sector.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The materials sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., an information technology company (portfolio average weight of 1.47%), and Incyte Corp., a health care company (portfolio average weight of 1.86%). Positions that detracted most significantly from the Fund’s return included Under Armour, Inc., Class A, a consumer discretionary company (portfolio average weight of 1.21%), and athenahealth, Inc., a health care company (portfolio average weight of 1.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	32.7
Health Care	24.8
Consumer Discretionary	21.1
Industrials	9.8
Financials	5.6
Real Estate	3.7
Consumer Staples	2.2
Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Incyte Corp.	2.4
ABIOMED, Inc.	2.1
MarketAxess Holdings, Inc.	2.1
NVIDIA Corp.	2.0
Illumina, Inc.	2.0
Align Technology, Inc.	1.9
Veeva Systems, Inc., Class A	1.9
ServiceNow, Inc.	1.9
Arista Networks, Inc.	1.9
Ulta Beauty, Inc.	1.8
Total	20.0

*	Excluding money market fund holdings.

20

PowerShares Russell Midcap Pure Growth Portfolio (PXMG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Growth Index†	20.32%	6.26%	19.98%	10.43%	64.21%	6.27%	83.62%	8.30%	163.64%
Russell Midcap® Growth Index	15.83	8.95	29.32	12.28	78.49	7.83	112.47	9.00	185.19
Fund
NAV Return	19.89	5.87	18.67	10.01	61.11	5.72	74.37	7.70	146.47
Market Price Return	19.98	5.91	18.79	10.03	61.25	5.72	74.45	7.69	146.15

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.44% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Growth Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

21

PXMV	Manager’s Analysis
PowerShares Russell Midcap Pure Value Portfolio (PXMV)

As an index fund, the PowerShares Russell Midcap Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Midcap® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of securities selected from the Russell Midcap® Index, which includes the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 16.64%. On a net asset value (“NAV”) basis, the Fund returned 16.60%. During the same time period, the Index returned 17.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned 17.52%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 570 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of midcap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation in the information technology sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and utilities sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return included SLM Corp., a financials company (portfolio average weight of 0.80%), and Assured Guaranty Ltd., a financials company (portfolio average weight of 1.21%). Positions that detracted most significantly from the Fund’s return included Frontier Communications Corp., a telecommunication services company (portfolio average weight of 0.69%), and First Solar, Inc., an information technology company (portfolio average weight of 0.67%).

22

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	29.0
Energy	16.5
Utilities	14.8
Real Estate	11.6
Industrials	10.2
Consumer Discretionary	5.0
Information Technology	4.7
Materials	3.5
Telecommunication Services	2.8
Health Care	1.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Assured Guaranty Ltd.	1.7
Comerica, Inc.	1.6
Popular, Inc.	1.5
Chimera Investment Corp.	1.5
Fifth Third Bancorp	1.4
CIT Group, Inc.	1.3
Timken Co. (The)	1.3
MFA Financial, Inc.	1.3
United Continental Holdings, Inc.	1.3
Two Harbors Investment Corp.	1.3
Total	14.2

*	Excluding money market fund holdings.

23

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Midcap® Pure Value Index†	17.00%	8.83%	28.91%	15.38%	104.51%	6.76%	92.42%	8.54%	170.98%
Russell Midcap® Value Index	17.52	8.86	29.01	14.26	94.78	7.16	99.70	9.05	186.61
Fund
NAV Return	16.60	8.47	27.61	14.97	100.87	6.21	82.72	7.91	152.44
Market Price Return	16.64	8.48	27.66	15.00	101.11	6.21	82.75	7.90	152.15

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Midcap® Pure Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

24

EQWL	Manager’s Analysis
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

As an index fund, the PowerShares Russell Top 200 Equal Weight Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is designed to provide equal-weighted exposure to the securities of the largest 200 companies in the U.S. equity market. The Index generally is composed of all of the securities included in the Russell Top 200® Index, which represents the largest 200 companies within the Russell 3000® Index, an index measuring the performance of the largest 3,000 companies representing 95% of the U.S. equity market. Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector. The Index Provider then screens each security for liquidity and capacity measures; a potential constituent will be included in the Index only if it is considered sufficiently liquid and has a sufficient number of outstanding shares readily available in the market. Unlike the Russell Top 200® Index, which employs a market capitalization-weighted methodology, the Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Top 200® Index. The Fund generally will invest in all of the component securities of the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 19.80%. On a net asset value (“NAV”) basis, the Fund returned 19.58%. During the same time period, the Index returned 19.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 18.03%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad-based large cap equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the healthcare sector.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included CSX Corp., an industrials company (portfolio average weight of 0.54%), and Applied Materials, Inc., an information technology company (portfolio average weight of 0.45%). Positions that detracted most significantly from the Fund’s return included Target Corp., a consumer discretionary company (portfolio average weight of 0.47%), and Gilead Sciences, Inc., a health care company (portfolio average weight of 0.47%).

25

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Health Care	16.5
Information Technology	15.1
Financials	15.1
Consumer Discretionary	12.9
Industrials	11.6
Consumer Staples	10.3
Energy	6.2
Materials	5.0
Utilities	3.4
Real Estate	2.5
Telecommunication Services	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Vertex Pharmaceuticals, Inc.	0.7
Yum China Holdings, Inc.	0.6
Tesla, Inc.	0.6
Bioverativ, Inc.	0.6
Caterpillar, Inc.	0.6
PayPal Holdings, Inc.	0.6
Alphabet, Inc., Class C	0.5
CSX Corp.	0.5
HP, Inc.	0.5
Boston Scientific Corp.	0.5
Total	5.7

*	Excluding money market fund holdings.

26

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Russell Top 200® Equal Weight Index†	19.91%	10.37%	34.45%	14.46%	96.45%	8.04%	116.72%	8.49%	133.71%
Russell 1000® Index	18.03	10.20	33.82	13.63	89.43	7.25	101.40	7.66	115.64
Fund
NAV Return	19.58	10.04	33.23	14.07	93.10	7.50	106.01	7.94	121.59
Market Price Return	19.80	10.05	33.27	14.09	93.27	7.50	106.13	7.94	121.60

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Russell Top 200® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

27

PXLG	Manager’s Analysis
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

As an index fund, the PowerShares Russell Top 200 Pure Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

The Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS scores are considered growth stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most growth characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 18.09%. On a net asset value (“NAV”) basis, the Fund returned 18.06%. During the same time period, the Index returned 18.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 19.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 610 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation in the information technology sector.

For the fiscal year ended April 30, 2017, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. The consumer staples sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Netflix, Inc., a consumer discretionary company (portfolio average weight of 2.83%), and Broadcom Ltd., an information technology company (portfolio average weight of 2.55%). Positions that detracted most significantly from the Fund’s return included Gilead Sciences, Inc., a health care company (portfolio average weight of 0.99%), and Monster Beverage Corp., a consumer staples company (portfolio average weight of 0.99%).

28

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Consumer Discretionary	30.3
Information Technology	26.1
Health Care	17.8
Consumer Staples	9.3
Industrials	7.0
Real Estate	4.2
Materials	3.4
Financials	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Netflix, Inc.	3.6
Priceline Group, Inc. (The)	3.6
Tesla, Inc.	3.5
Amazon.com, Inc.	3.2
Mastercard, Inc., Class A	3.0
American Tower Corp.	2.9
Celgene Corp.	2.9
Broadcom Ltd.	2.8
Boeing Co. (The)	2.6
salesforce.com, inc.	2.6
Total	30.7

*	Excluding money market fund holdings.

29

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell Top 200® Pure Growth Index††	18.52%	10.93%	36.52%	13.77%	90.58%	14.15%	117.53%
Russell 1000® Growth Index	19.50	12.11	40.91	13.87	91.44	14.47	121.09
Fund
NAV Return	18.06	10.50	34.93	13.32	86.83	13.70	112.63
Market Price Return	18.09	10.52	35.01	13.33	86.96	13.73	112.90

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Growth Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2017.

30

PXLV	Manager’s Analysis
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

As an index fund, the PowerShares Russell Top 200 Pure Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Russell Top 200® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that compose the Index.

The Index is composed of securities selected from the Russell Top 200® Index, which includes the largest 200 securities of the Russell 3000® Index, an index measuring the performance of 95% of the U.S. equity market. Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS scores are considered value stocks. The Index then weights securities in proportion to their CVS score, giving greatest weight to the securities demonstrating the most value characteristics. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 23.69%. On a net asset value (“NAV”) basis, the Fund returned 23.50%. During the same time period, the Index returned 24.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 16.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 690 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the financials sector.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The real estate sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Morgan Stanley, a financials company (portfolio average weight of 2.61%), and CSX Corp., an industrials company (portfolio average weight of 1.84%). Positions that detracted most significantly from the Fund’s return included General Electric Co., an industrials company (no longer held at fiscal year-end), and Baker Hughes, Inc., an energy company (no longer held at fiscal year-end).

31

PowerShares Russell Top 200 Pure Value Portfolio (PXLV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	38.9
Energy	16.3
Utilities	12.7
Industrials	9.5
Information Technology	9.4
Consumer Staples	4.4
Consumer Discretionary	3.6
Health Care	2.2
Materials	1.6
Telecommunication Services	1.1
Real Estate	0.3
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
Yahoo!, Inc.	3.3
Morgan Stanley	3.3
PNC Financial Services Group, Inc. (The)	3.1
Citigroup, Inc.	3.0
JPMorgan Chase & Co.	2.9
CSX Corp.	2.8
Duke Energy Corp.	2.8
Bank of America Corp.	2.8
Kinder Morgan, Inc.	2.8
Eaton Corp. PLC	2.7
Total	29.5

32

PowerShares Russell Top 200 Pure Value Portfolio (PXLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Russell Top 200® Pure Value Index††	24.00%	9.63%	31.75%	14.88%	100.06%	13.57%	111.16%
Russell 1000® Value Index	16.55	8.26	26.89	13.32	86.85	12.72	102.03
Fund
NAV Return	23.50	9.22	30.30	14.46	96.44	13.15	106.58
Market Price Return	23.69	9.26	30.42	14.49	96.73	13.19	107.01

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.55% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Russell Top 200® Pure Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2017.

33

PZI	Manager’s Analysis
PowerShares Zacks Micro Cap Portfolio (PZI)

As an index fund, the PowerShares Zacks Micro Cap Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

Zacks Investment Research (the “Index Provider”) considers a company to be a micro capitalization company if it falls within the Index model. For the purpose of this constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and the lower threshold equal to a minimum capitalization of approximately 0.015% of the largest capitalization domestic company at the time of selection. The Index Provider, strictly in accordance with its guidelines and mandated procedures, selects companies for inclusion in the Index from a universe of 7,000 domestic companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 23.81%. On a net asset value (“NAV”) basis, the Fund returned 23.87%. During the same time period, the Index returned 24.91%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as the impact of trading costs associated with the portfolio’s quarterly rebalance process.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned 25.03%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,490 securities. The Fund selected this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of micro-cap stocks. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the micro-cap segment of the U.S. market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed due to fees and operating expenses that the Fund incurred during the period as well as the impact of trading costs associated with the portfolio’s quarterly rebalance process.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services sector.

Positions that contributed most significantly to the Fund’s return included SodaStream International Ltd. (Israel), a consumer discretionary company (portfolio average weight of 0.29%), and Tivity Health, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Ocean Rig UDW, Inc., an energy company (no longer held at fiscal year-end), and Hornbeck Offshore Services, Inc., an energy company (no longer held at fiscal year-end).

34

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	45.1
Industrials	12.9
Energy	10.6
Information Technology	8.9
Consumer Discretionary	8.1
Real Estate	5.0
Materials	4.5
Health Care	3.1
Consumer Staples	1.3
Telecommunication Services	0.3
Utilities	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
RetailMeNot, Inc.	0.4
CAI International, Inc.	0.3
Southcross Energy Partners LP	0.3
Resolute Forest Products, Inc.	0.3
NL Industries, Inc.	0.3
VOXX International Corp.	0.3
DMC Global, Inc.	0.3
Ring Energy, Inc.	0.3
Exar Corp.	0.3
Ultra Clean Holdings, Inc.	0.3
Total	3.1

*	Excluding money market fund holdings.

35

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Zacks Micro Cap Index™	24.91%	7.75%	25.09%	13.47%	88.07%	2.46%	27.51%	4.15%	60.86%
Russell Microcap® Index	25.03	7.36	23.74	12.99	84.13	5.37	68.76	6.54	109.93
Fund
NAV Return	23.87	6.95	22.33	12.55	80.58	1.62	17.48	3.28	45.79
Market Price Return	23.81	6.95	22.35	12.58	80.83	1.65	17.83	3.26	45.54

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.11%, including acquired fund fees and expenses of 0.11% and the net annual operating expense ratio was indicated as 0.81%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

36

Schedule of Investments(a)

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—20.7%
16,749	Amazon.com, Inc.(b)	$15,492,657
379,110	Comcast Corp., Class A	14,857,321
98,636	Home Depot, Inc. (The)	15,397,080
23,003	O’Reilly Automotive, Inc.(b)	5,708,194
3,736	Priceline Group, Inc. (The)(b)	6,899,719
90,436	Ross Stores, Inc.	5,878,340
1,206,549	Sirius XM Holdings, Inc.	5,972,418
247,633	Starbucks Corp.	14,872,838
63,025	Time Warner, Inc.	6,256,492

		91,335,059

	Consumer Staples—7.5%
34,787	Costco Wholesale Corp.	6,175,388
56,301	Hershey Co. (The)	6,091,768
133,997	Philip Morris International, Inc.	14,852,228
115,659	Sysco Corp.	6,114,891

		33,234,275

	Energy—8.3%
92,713	Anadarko Petroleum Corp.	5,286,495
102,004	Baker Hughes, Inc.	6,055,977
128,568	Chevron Corp.	13,718,206
115,007	Halliburton Co.	5,276,521
150,893	Williams Partners LP	6,176,051

		36,513,250

	Financials—4.1%
49,928	CME Group, Inc.	5,801,134
83,183	Marsh & McLennan Cos., Inc.	6,166,356
46,773	S&P Global, Inc.	6,276,469

		18,243,959

	Health Care—14.9%
121,396	Baxter International, Inc.	6,759,329
255,935	Bristol-Myers Squibb Co.	14,345,157
119,484	Celgene Corp.(b)	14,821,990
172,907	Eli Lilly & Co.	14,188,749
87,784	UnitedHealth Group, Inc.	15,351,666

		65,466,891

	Industrials—5.7%
127,682	CSX Corp.	6,491,353
31,997	FedEx Corp.	6,069,831
99,354	Republic Services, Inc.	6,258,308
83,901	Waste Management, Inc.	6,106,315

		24,925,807

	Information Technology—36.0%
49,944	Accenture PLC, Class A	6,058,207
51,479	Adobe Systems, Inc.(b)	6,884,802
16,771	Alphabet, Inc., Class A(b)	15,505,125
87,427	Amphenol Corp., Class A	6,321,846
74,957	Analog Devices, Inc.	5,711,723
169,171	Applied Materials, Inc.	6,870,034
60,186	Automatic Data Processing, Inc.	6,288,835
70,597	Electronic Arts, Inc.(b)	6,694,008
105,449	Facebook, Inc., Class A(b)	15,843,712
53,239	Fiserv, Inc.(b)	6,342,895
50,681	Intuit, Inc.	6,345,768

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
128,892	Mastercard, Inc., Class A	$14,992,718
220,883	Microsoft Corp.	15,121,650
60,874	NVIDIA Corp.	6,349,158
101,260	Paychex, Inc.	6,002,693
161,869	Visa, Inc., Class A	14,765,690
67,415	VMware, Inc., Class A(b)	6,345,100
134,711	Yahoo!, Inc.(b)	6,494,417

		158,938,381

	Materials—1.3%
166,004	Southern Copper Corp. (Peru)	5,871,562

	Telecommunication Services—1.5%
98,553	T-Mobile US, Inc.(b)	6,629,660

	Total Investments (Cost $385,869,240)—100.0%	441,158,844
	Other assets less liabilities—(0.0)%	(106,259)

	Net Assets—100.0%	$441,052,585

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares Dynamic Large Cap Value Portfolio (PWV)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—2.6%
490,345	General Motors Co.	$16,985,551
281,091	Target Corp.	15,698,932

		32,684,483

	Consumer Staples—5.0%
290,757	Tyson Foods, Inc., Class A	18,684,045
597,657	Wal-Mart Stores, Inc.	44,931,853

		63,615,898

	Energy—1.4%
272,496	Valero Energy Corp.	17,605,967

	Financials—28.5%
226,760	Allstate Corp. (The)	18,433,320
228,175	American Express Co.	18,082,869
1,733,896	Bank of America Corp.	40,469,133
703,052	Citigroup, Inc.	41,564,434
664,922	Fifth Third Bancorp	16,244,044
425,372	Franklin Resources, Inc.	18,337,787
467,674	JPMorgan Chase & Co.	40,687,638
392,129	Morgan Stanley	17,006,635
142,541	PNC Financial Services Group, Inc. (The)	17,069,285
467,262	Progressive Corp. (The)	18,559,647
164,762	Prudential Financial, Inc.	17,634,477
228,835	State Street Corp.	19,199,256
305,437	SunTrust Banks, Inc.	17,351,876
149,275	Travelers Cos., Inc. (The)	18,160,797
728,656	Wells Fargo & Co.	39,230,839

		358,032,037

	Health Care—18.8%
244,924	Amgen, Inc.	40,000,988
111,428	Anthem, Inc.	19,821,927
64,147	Biogen, Inc.(b)	17,397,308
257,511	Express Scripts Holding Co.(b)	15,795,725
350,199	Johnson & Johnson	43,239,070
122,613	McKesson Corp.	16,956,152
647,217	Merck & Co., Inc.	40,341,035
1,251,297	Pfizer, Inc.	42,443,994

		235,996,199

	Industrials—11.4%
396,213	American Airlines Group, Inc.	16,886,598
122,497	Cummins, Inc.	18,489,697
361,829	Delta Air Lines, Inc.	16,441,510
253,264	Eaton Corp. PLC	19,156,889
270,839	PACCAR, Inc.	18,073,086
318,989	Southwest Airlines Co.	17,933,561
171,185	Union Pacific Corp.	19,165,873
244,975	United Continental Holdings, Inc.(b)	17,199,695

		143,346,909

	Information Technology—24.9%
312,161	Apple, Inc.	44,841,928
1,252,030	Cisco Systems, Inc.	42,656,662
662,750	Corning, Inc.	19,120,338
1,037,805	HP, Inc.	19,531,490
1,177,975	Intel Corp.	42,583,796
234,622	International Business Machines Corp.	37,607,560
777,910	Micron Technology, Inc.(b)	21,524,770

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
992,065	Oracle Corp.	$44,603,242
246,131	TE Connectivity Ltd.	19,043,156
244,873	Western Digital Corp.	21,810,838

		313,323,780

	Materials—2.8%
288,234	Dow Chemical Co. (The)	18,101,095
196,125	LyondellBasell Industries NV, Class A	16,623,555

		34,724,650

	Telecommunication Services—3.2%
1,015,951	AT&T, Inc.	40,262,138

	Utilities—1.4%
507,651	Exelon Corp.	17,579,954

	Total Investments (Cost $1,149,157,926)—100.0%	1,257,172,015
	Other assets less liabilities—(0.0)%	(199,338)

	Net Assets—100.0%	$1,256,972,677

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—11.7%
791	1-800-Flowers.com, Inc., Class A(b)	$8,503
284	Aaron’s, Inc.	10,207
724	Abercrombie & Fitch Co., Class A	8,681
457	Acushnet Holdings Corp.	8,345
270	AMC Entertainment Holdings, Inc., Class A	8,181
617	American Axle & Manufacturing Holdings, Inc.(b)	10,853
588	American Eagle Outfitters, Inc.	8,285
431	American Outdoor Brands Corp.(b)	9,547
373	American Public Education, Inc.(b)	8,243
233	America’s Car-Mart, Inc.(b)	8,691
135	Asbury Automotive Group, Inc.(b)	8,262
2,127	Ascena Retail Group, Inc.(b)	8,317
662	Ascent Capital Group, Inc., Class A(b)	8,480
535	At Home Group, Inc.(b)	9,368
284	AV Homes, Inc.(b)	4,984
852	Barnes & Noble Education, Inc.(b)	8,869
926	Barnes & Noble, Inc.	7,917
322	Bassett Furniture Industries, Inc.	9,676
695	Beazer Homes USA, Inc.(b)	8,625
670	Belmond Ltd., Class A (United Kingdom)(b)	8,308
545	Big 5 Sporting Goods Corp.	8,393
168	Big Lots, Inc.	8,482
20	Biglari Holdings, Inc.(b)	8,533
212	BJ’s Restaurants, Inc.(b)	9,561
425	Bloomin’ Brands, Inc.	9,218
132	Bob Evans Farms, Inc.	8,810
416	Bojangles’, Inc.(b)	9,131
871	Boot Barn Holdings, Inc.(b)	9,241
395	Boyd Gaming Corp.(b)	8,959
766	Bridgepoint Education, Inc.(b)	9,345
117	Bright Horizons Family Solutions, Inc.(b)	8,906
451	Buckle, Inc. (The)	8,434
55	Buffalo Wild Wings, Inc.(b)	8,665
947	Build-A-Bear Workshop, Inc.(b)	9,849
552	Caesars Acquisition Co., Class A(b)	9,632
862	Caesars Entertainment Corp.(b)	9,568
306	Caleres, Inc.	8,819
716	Callaway Golf Co.	8,485
1,585	Cambium Learning Group, Inc.(b)	7,719
260	Camping World Holdings, Inc., Class A	8,039
99	Capella Education Co.	9,435
968	Career Education Corp.(b)	9,825
301	Carriage Services, Inc.	8,232
584	Carrols Restaurant Group, Inc.(b)	8,176
379	Cato Corp. (The), Class A	8,550
70	Cavco Industries, Inc.(b)	8,312
2,715	Central European Media Enterprises Ltd., Class A (Bermuda)(b)	11,132
1,066	Century Casinos, Inc.(b)	8,773
321	Century Communities, Inc.(b)	8,763
133	Cheesecake Factory, Inc. (The)	8,533
1,002	Chegg, Inc.(b)	9,028
582	Chico’s FAS, Inc.	8,043
77	Children’s Place, Inc. (The)	8,840
53	Churchill Downs, Inc.	8,840
285	Chuy’s Holdings, Inc.(b)	8,493
470	Citi Trends, Inc.	8,831

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
509	ClubCorp Holdings, Inc.	$6,846
331	Collectors Universe, Inc.	9,040
141	Columbia Sportswear Co.	7,983
976	Conn’s, Inc.(b)	17,178
2,052	Container Store Group, Inc. (The)(b)	8,454
190	Cooper Tire & Rubber Co.	7,277
74	Cooper-Standard Holdings, Inc.(b)	8,367
1,705	Core-Mark Holding Co., Inc.	59,709
52	Cracker Barrel Old Country Store, Inc.	8,330
1,223	Crocs, Inc.(b)	7,619
335	CSS Industries, Inc.	8,831
646	Culp, Inc.	20,737
40	Daily Journal Corp.(b)	8,361
442	Dana, Inc.	8,584
136	Dave & Buster’s Entertainment, Inc.(b)	8,705
147	Deckers Outdoor Corp.(b)	8,760
466	Del Frisco’s Restaurant Group, Inc.(b)	8,015
652	Del Taco Restaurants, Inc.(b)	8,574
474	Delta Apparel, Inc.(b)	8,309
671	Denny’s Corp.(b)	8,522
3,195	Destination XL Group, Inc.(b)	8,147
248	DeVry Education Group, Inc.	9,387
160	DineEquity, Inc.	9,046
103	Dorman Products, Inc.(b)	8,564
426	DSW, Inc., Class A	8,784
364	Duluth Holdings, Inc., Class B(b)	8,063
360	E.W. Scripps Co. (The), Class A(b)	8,021
702	El Pollo Loco Holdings, Inc.(b)	8,810
462	Eldorado Resorts, Inc.(b)	8,836
343	Empire Resorts, Inc.(b)	8,575
582	Entercom Communications Corp., Class A	7,362
1,335	Entravision Communications Corp., Class A	8,277
836	Eros International PLC (India)(b)	8,318
639	Escalade, Inc.	8,531
270	Ethan Allen Interiors, Inc.	8,046
824	Etsy, Inc.(b)	8,866
942	Express, Inc.(b)	8,129
364	Fiesta Restaurant Group, Inc.(b)	8,863
507	Finish Line, Inc. (The), Class A	8,016
193	Five Below, Inc.(b)	9,480
170	Flexsteel Industries, Inc.	9,030
526	Fogo de Chao, Inc.(b)	8,916
497	Fossil Group, Inc.(b)	8,573
295	Fox Factory Holding Corp.(b)	8,865
507	Francesca’s Holdings Corp.(b)	8,000
592	Fred’s, Inc., Class A(c)	8,714
415	FTD Cos., Inc.(b)	8,300
840	Gaia, Inc.(b)	9,198
1,000	Gannett Co., Inc.	8,360
146	Genesco, Inc.(b)	7,782
220	Gentherm, Inc.(b)	8,173
355	G-III Apparel Group Ltd.(b)	8,413
3,217	Global Eagle Entertainment, Inc.(b)	9,973
7,542	GNC Holdings, Inc., Class A(c)	58,677
621	Golden Entertainment, Inc.	8,719
974	GoPro, Inc., Class A(b)	8,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
118	Grand Canyon Education, Inc.(b)	$8,869
590	Gray Television, Inc.(b)	8,643
3,139	Green Brick Partners, Inc.(b)	32,332
112	Group 1 Automotive, Inc.	7,722
745	Guess?, Inc.	8,314
501	Habit Restaurants, Inc. (The), Class A(b)	9,469
347	Haverty Furniture Cos., Inc.	8,554
87	Helen of Troy Ltd.(b)	8,178
737	Hemisphere Media Group, Inc., Class A(b)	8,586
284	Hibbett Sports, Inc.(b)	7,384
271	Hooker Furniture Corp.	11,775
621	Horizon Global Corp.(b)	8,750
853	Houghton Mifflin Harcourt Co.(b)	9,809
3,573	Hovnanian Enterprises, Inc., Class A(b)	8,361
225	HSN, Inc.	8,302
1,156	Iconix Brand Group, Inc.(b)	8,092
423	Ilg, Inc.	10,199
240	IMAX Corp.(b)	7,320
389	Installed Building Products, Inc.(b)	20,753
223	International Speedway Corp., Class A	8,273
342	Intrawest Resorts Holdings, Inc.(b)	8,064
162	iRobot Corp.(b)	12,918
321	Isle of Capri Casinos, Inc.(b)	7,402
844	J. Alexander’s Holdings, Inc.(b)	9,284
82	Jack in the Box, Inc.	8,362
1,509	JAKKS Pacific, Inc.(b)	7,394
881	Jamba, Inc.(b)	7,506
228	Johnson Outdoors, Inc., Class A	8,281
434	K12, Inc.(b)	8,181
422	KB Home	8,693
679	Kirkland’s, Inc.(b)	7,985
1,381	Kona Grill, Inc.(b)	7,872
600	La Quinta Holdings, Inc.(b)	8,466
420	Lands’ End, Inc.(b)	9,912
597	Laureate Education, Inc., Class A(b)	8,245
295	La-Z-Boy, Inc.	8,230
82	LCI Industries	8,294
256	LGI Homes, Inc.(b)	8,148
579	Libbey, Inc.	6,079
364	Liberty Media Corp.-Liberty Braves, Class C(b)	8,925
242	Liberty Media Corp.-Liberty Formula One, Class C(b)	8,475
570	Liberty Tax, Inc., Class A	8,008
590	Liberty TripAdvisor Holdings, Inc., Series A(b)	8,673
416	Lifetime Brands, Inc.	7,987
906	Lindblad Expeditions Holdings, Inc.(b)	8,607
95	Lithia Motors, Inc., Class A	9,077
253	Loral Space & Communications, Inc.(b)	9,703
2,562	Luby’s, Inc.(b)	7,532
434	Lumber Liquidators Holdings, Inc.(b)	10,655
339	M/I Homes, Inc.(b)	9,207
388	Malibu Boats, Inc., Class A(b)	8,940
262	Marcus Corp. (The)	8,856
756	Marine Products Corp.	9,042
380	MarineMax, Inc.(b)	7,733
83	Marriott Vacations Worldwide Corp.	9,145

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
527	MCBC Holdings, Inc.	$8,827
276	MDC Holdings, Inc.	8,559
885	MDC Partners, Inc., Class A	7,921
314	Media General(b)	93
129	Meredith Corp.	7,553
223	Meritage Homes Corp.(b)	8,686
845	Modine Manufacturing Co.(b)	10,224
280	Monarch Casino & Resort, Inc.(b)	8,252
156	Monro Muffler Brake, Inc.	8,089
287	Motorcar Parts of America, Inc.(b)	8,702
339	Movado Group, Inc.	7,933
364	MSG Networks, Inc., Class A(b)	9,082
133	NACCO Industries, Inc., Class A	11,258
134	Nathan’s Famous, Inc.(b)	9,139
656	National CineMedia, Inc.	7,787
460	Nautilus, Inc.(b)	8,372
794	New Home Co., Inc. (The)(b)	9,258
570	New Media Investment Group, Inc.	7,501
570	New York Times Co. (The), Class A	8,236
117	Nexstar Media Group, Inc., Class A	8,073
1,851	Noodles & Co., Class A(b)	10,828
149	Nutrisystem, Inc.	7,964
1,806	Office Depot, Inc.	8,976
250	Ollie’s Bargain Outlet Holdings, Inc.(b)	9,575
482	Overstock.com, Inc.(b)	8,363
152	Oxford Industries, Inc.	8,813
110	Papa John’s International, Inc.	8,697
586	Party City Holdco, Inc.(b)	9,376
474	Penn National Gaming, Inc.(b)	8,760
384	Perry Ellis International, Inc.(b)	7,880
2,626	PetMed Express, Inc.	60,661
1,165	Pier 1 Imports, Inc.	7,852
436	Pinnacle Entertainment, Inc.(b)	8,969
415	Planet Fitness, Inc., Class A	8,632
613	Potbelly Corp.(b)	8,551
2,762	Radio One, Inc., Class D(b)	8,286
510	Reading International, Inc., Class A(b)	8,022
1,181	Red Lion Hotels Corp.(b)	7,677
151	Red Robin Gourmet Burgers, Inc.(b)	8,871
380	Red Rock Resorts, Inc., Class A	8,884
683	Regis Corp.(b)	7,452
932	Rent-A-Center, Inc.(c)	9,963
220	RH(b)	10,553
3,259	Ruby Tuesday, Inc.(b)	8,310
412	Ruth’s Hospitality Group, Inc.	8,199
161	Saga Communications, Inc., Class A	8,251
1,198	Salem Media Group, Inc.	9,165
191	Scholastic Corp.	8,257
378	Scientific Games Corp., Class A(b)	8,978
995	Sears Holdings Corp.(b)(c)	10,169
471	SeaWorld Entertainment, Inc.	8,257
342	Select Comfort Corp.(b)	10,568
2,348	Sequential Brands Group, Inc.(b)	7,913
253	Shake Shack, Inc., Class A(b)	8,587
328	Shoe Carnival, Inc.	8,321
174	Shutterfly, Inc.(b)	9,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
205	Sinclair Broadcast Group, Inc., Class A	$8,087
402	Sonic Automotive, Inc., Class A	7,879
353	Sonic Corp.	9,489
175	Sotheby’s(b)	8,288
420	Speedway Motorsports, Inc.	7,581
1,620	Sportsman’s Warehouse Holdings, Inc.(b)	6,626
4,178	Stage Stores, Inc.	12,033
169	Standard Motor Products, Inc.	8,590
2,962	Stein Mart, Inc.	7,316
216	Steven Madden Ltd.(b)	8,219
451	Stoneridge, Inc.(b)	8,844
300	Strattec Security Corp.	9,645
102	Strayer Education, Inc.	8,844
153	Sturm Ruger & Co., Inc.	9,249
318	Superior Industries International, Inc.	6,917
479	Superior Uniform Group, Inc.	8,737
560	Tailored Brands, Inc.	6,905
384	Taylor Morrison Home Corp., Class A(b)	8,870
130	Tenneco, Inc.	8,194
187	Texas Roadhouse, Inc.	8,767
437	Tile Shop Holdings, Inc.	9,330
937	Tilly’s, Inc., Class A	8,958
423	Time, Inc.	6,430
207	TopBuild Corp.(b)	10,596
306	Tower International, Inc.	8,293
695	Townsquare Media, Inc., Class A(b)	8,410
651	TRI Pointe Group, Inc.(b)	8,105
619	tronc, Inc.(b)	8,876
2,432	Tuesday Morning Corp.(b)	7,904
470	UCP, Inc., Class A(b)	5,382
737	Unifi, Inc.(b)	20,688
683	Unique Fabricating, Inc.	7,930
122	Universal Electronics, Inc.(b)	8,455
956	Vera Bradley, Inc.(b)	8,747
4,403	Vince Holding Corp.(b)(c)	4,403
422	Vitamin Shoppe, Inc.(b)	8,145
213	Wayfair, Inc., Class A(b)(c)	9,736
540	Weight Watchers International, Inc.(b)	11,275
893	West Marine, Inc.(b)	9,787
304	Weyco Group, Inc.	8,500
394	William Lyon Homes, Class A(b)	8,668
305	Wingstop, Inc.	8,976
73	Winmark Corp.	9,424
274	Winnebago Industries, Inc.	7,864
328	Wolverine World Wide, Inc.	7,908
375	World Wrestling Entertainment, Inc., Class A	8,036
1,225	ZAGG, Inc.(b)	8,698
478	Zoe’s Kitchen, Inc.(b)	8,628
471	Zumiez, Inc.(b)	8,454

		2,554,395

	Consumer Staples—10.8%
1,728	AdvancePierre Foods Holdings, Inc.	70,191
6,262	Amplify Snack Brands, Inc.(b)(c)	56,358
1,386	Andersons, Inc. (The)	51,767
1,886	Avon Products, Inc.(b)	9,147
1,312	B&G Foods, Inc.	55,104

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
357	Boston Beer Co., Inc. (The), Class A(b)	$51,533
907	Calavo Growers, Inc.	59,499
1,419	Cal-Maine Foods, Inc.(c)	53,567
237	Central Garden & Pet Co., Class A(b)	8,349
3,837	Chefs’ Warehouse, Inc. (The)(b)	52,375
267	Coca-Cola Bottling Co. Consolidated	56,567
659	Darling Ingredients, Inc.(b)	9,971
2,771	Dean Foods Co.	54,700
311	elf Beauty, Inc.(b)	8,475
1,570	Farmer Brothers Co.(b)	55,735
910	Fresh Del Monte Produce, Inc.	55,783
4,855	Freshpet, Inc.(b)	57,046
247	HRG Group, Inc.(b)	4,942
1,213	Ingles Markets, Inc., Class A	56,647
220	Inter Parfums, Inc.	8,349
388	J & J Snack Foods Corp.	52,217
771	John B. Sanfilippo & Son, Inc.	56,668
410	Lancaster Colony Corp.	51,619
1,687	Landec Corp.(b)	23,196
2,758	Limoneira Co.	57,035
1,227	Medifast, Inc.	56,835
988	MGP Ingredients, Inc.	51,732
662	National Beverage Corp.	58,647
1,667	Nutraceutical International Corp.	52,844
542	Oil-Dri Corp. of America	22,054
2,771	Omega Protein Corp.	55,836
2,028	Orchids Paper Products Co.(c)	49,382
2,272	Performance Food Group Co.(b)	56,573
89	PriceSmart, Inc.	7,739
3,928	Primo Water Corp.(b)	47,018
288	Revlon, Inc., Class A(b)	7,474
534	Sanderson Farms, Inc.	61,826
13	Seaboard Corp.	55,042
1,482	Seneca Foods Corp., Class A(b)	55,130
4,525	Smart & Final Stores, Inc.(b)	53,395
1,333	Snyder’s-Lance, Inc.	47,002
1,572	SpartanNash Co.	57,850
14,305	SUPERVALU, Inc.(b)	58,650
1,406	Tootsie Roll Industries, Inc.	52,514
1,224	United Natural Foods, Inc.(b)	50,833
754	Universal Corp.	55,381
913	USANA Health Sciences, Inc.(b)	51,904
2,637	Vector Group Ltd.	57,276
2,025	Village Super Market, Inc., Class A	53,440
482	WD-40 Co.	50,538
887	Weis Markets, Inc.	51,277

		2,355,032

	Energy—9.4%
15,154	Abraxas Petroleum Corp.(b)	28,338
2,434	Alon USA Energy, Inc.	29,427
2,522	Archrock, Inc.	29,760
1,279	Ardmore Shipping Corp. (Ireland)	9,912
3,370	Atwood Oceanics, Inc.(b)	26,387
7,171	Bill Barrett Corp.(b)	27,537
692	Bristow Group, Inc.	9,252
2,381	California Resources Corp.(b)	27,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
2,618	Callon Petroleum Co.(b)	$30,997
2,623	CARBO Ceramics, Inc.(b)	18,020
1,148	Carrizo Oil & Gas, Inc.(b)	28,872
12,818	Clean Energy Fuels Corp.(b)	31,276
75,494	Cobalt International Energy, Inc.(b)	29,526
4,711	Contango Oil & Gas Co.(b)	33,731
1,582	CVR Energy, Inc.	34,630
1,218	Delek US Holdings, Inc.	29,317
13,920	Denbury Resources, Inc.(b)	30,902
2,108	DHT Holdings, Inc.	10,097
928	Dorian LPG Ltd.(b)	8,436
13,857	Eclipse Resources Corp.(b)	27,853
7,175	EP Energy Corp., Class A(b)(c)	32,431
2,549	Era Group, Inc.(b)	32,398
4,129	Evolution Petroleum Corp.	33,032
1,109	Exterran Corp.(b)	30,353
4,612	Fairmount Santrol Holdings, Inc.(b)	23,798
1,654	Forum Energy Technologies, Inc.(b)	27,953
1,386	Frontline Ltd. (Norway)	9,217
644	GasLog Ltd. (Monaco)	9,016
1,786	Gener8 Maritime, Inc.(b)	9,591
2,062	Geospace Technologies Corp.(b)	34,105
1,132	Golar LNG Ltd. (Bermuda)	28,877
1,349	Green Plains, Inc.	31,027
4,315	Helix Energy Solutions Group, Inc.(b)	26,408
7,634	Hornbeck Offshore Services, Inc.(b)(c)	26,032
6,128	Independence Contract Drilling, Inc.(b)	28,250
477	International Seaways Inc.(b)	9,220
258	Isramco, Inc.(b)	29,438
2,564	Jagged Peak Energy, Inc.(b)	28,563
12,818	Jones Energy, Inc., Class A(b)(c)	25,636
1,947	Keane Group, Inc.(b)(c)	26,908
1,531	Mammoth Energy Services, Inc.(b)	29,548
1,408	Matador Resources Co.(b)	30,525
1,966	Matrix Service Co.(b)	23,100
4,891	McDermott International, Inc.(b)	31,987
1,268	Natural Gas Services Group, Inc.(b)	34,743
5,409	Navios Maritime Acquisition Corp.	9,141
4,021	Newpark Resources, Inc.(b)	30,761
1,183	Nordic American Tankers Ltd.	9,819
2,524	Oasis Petroleum, Inc.(b)	30,137
967	Oil States International, Inc.(b)	28,768
2,343	Overseas Shipholding Group, Inc., Class A(b)	8,528
4,524	Pacific Ethanol, Inc.(b)	30,763
1,766	Panhandle Oil and Gas, Inc., Class A	33,466
1,920	Par Pacific Holdings, Inc.(b)	31,430
22,662	Parker Drilling Co.(b)	37,392
493	PDC Energy, Inc.(b)	27,228
766	PHI, Inc.(b)	8,985
7,596	Pioneer Energy Services Corp.(b)	23,168
3,061	Renewable Energy Group, Inc.(b)	31,987
397	REX American Resources Corp.(b)	37,588
1,566	RigNet, Inc.(b)	30,694
3,351	Ring Energy, Inc.(b)	40,212
797	RSP Permian, Inc.(b)	30,326
3,422	Sanchez Energy Corp.(b)	26,486

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
2,254	Scorpio Tankers, Inc. (Monaco)	$9,918
466	SEACOR Holdings, Inc.(b)	30,598
21,364	Seadrill Ltd. (United Kingdom)(b)	14,737
916	SemGroup Corp., Class A	30,503
655	Ship Finance International Ltd. (Norway)	9,203
2,110	Smart Sand, Inc.(b)	25,700
4,158	Src Energy, Inc.(b)	31,351
1,041	Teekay Corp. (Bermuda)	9,036
4,507	Teekay Tankers Ltd., Class A (Bermuda)	9,239
4,048	Tesco Corp.(b)	26,514
7,929	TETRA Technologies, Inc.(b)	26,404
1,395	Unit Corp.(b)	29,979
446	US Silica Holdings, Inc.	18,509
10,832	W&T Offshore, Inc.(b)	22,097
871	Western Refining, Inc.	30,041
2,100	Westmoreland Coal Co.(b)	22,386
2,661	Wildhorse Resource Development Corp.(b)	29,031
11,565	Willbros Group, Inc.(b)	31,804

		2,068,213

	Financials—8.5%
102	1st Source Corp.	4,928
337	Access National Corp.	9,547
159	ACNB Corp.	4,921
265	AG Mortgage Investment Trust, Inc. REIT	5,022
133	Allegiance Bancshares, Inc.(b)	5,194
262	Ambac Financial Group, Inc.(b)	5,091
196	American Equity Investment Life Holding Co.	4,649
131	American National Bankshares, Inc.	5,030
107	Ameris Bancorp	5,040
73	AMERISAFE, Inc.	4,201
153	Ames National Corp.	4,728
847	Anworth Mortgage Asset Corp. REIT	4,963
252	Apollo Commercial Real Estate Finance, Inc. REIT	4,861
350	Ares Commercial Real Estate Corp. REIT	4,840
71	Argo Group International Holdings Ltd.	4,682
325	Arlington Asset Investment Corp., Class A	4,732
209	ARMOUR Residential REIT, Inc. REIT	5,031
138	Arrow Financial Corp.	4,726
126	Associated Capital Group, Inc., Class A	4,240
231	Astoria Financial Corp.	4,710
257	Atlantic Capital Bancshares, Inc.(b)	5,037
348	Atlas Financial Holdings, Inc.(b)	4,507
315	B. Riley Financial, Inc.	4,741
197	Baldwin & Lyons, Inc., Class B	4,826
231	Banc of California, Inc.	5,013
53	BancFirst Corp.	5,091
172	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	4,933
960	Bancorp, Inc. (The)(b)	6,192
158	BancorpSouth, Inc.	4,811
504	Bank Mutual Corp.	4,637
72	Bank of Marin Bancorp	4,547
148	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	4,921
94	Bank of the Ozarks, Inc.	4,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
326	BankFinancial Corp.	$4,818
153	Bankwell Financial Group, Inc.	5,529
85	Banner Corp.	4,692
152	Bar Harbor Bankshares	4,680
504	Bear State Financial, Inc.	4,728
289	Beneficial Bancorp, Inc.	4,624
134	Berkshire Hills Bancorp, Inc.	5,025
428	BGC Partners, Inc., Class A	4,871
249	Blue Capital Reinsurance Holdings Ltd. (Bermuda)	4,706
277	Blue Hills Bancorp, Inc.	5,014
139	BNC Bancorp	4,650
169	BofI Holding, Inc.(b)	4,037
296	Boston Private Financial Holdings, Inc.	4,618
138	Bridge Bancorp, Inc.	5,002
315	Brookline Bancorp, Inc.	4,583
121	Bryn Mawr Bank Corp.	5,191
172	BSB Bancorp, Inc.(b)	5,014
104	C&F Financial Corp.	5,200
298	California First National Bancorp	4,917
113	Camden National Corp.	4,831
110	Capital Bank Financial Corp., Class A	4,565
233	Capital City Bank Group, Inc.	4,802
321	Capitol Federal Financial, Inc.	4,696
245	Capstar Financial Holdings, Inc.(b)	4,322
446	Capstead Mortgage Corp. REIT	4,968
164	Carolina Financial Corp.	5,061
614	Cascade Bancorp(b)	4,593
127	Cathay General Bancorp	4,832
187	Centerstate Banks, Inc.	4,718
159	Central Pacific Financial Corp.	4,974
243	Central Valley Community Bancorp	5,519
77	Century Bancorp, Inc., Class A	4,855
258	Charter Financial Corp.	4,734
93	Chemical Financial Corp.	4,413
124	Chemung Financial Corp.	4,711
204	Citizens & Northern Corp.	4,743
664	Citizens, Inc.(b)	4,681
75	City Holding Co.	5,332
296	Clifton Bancorp, Inc.	4,943
194	CNB Financial Corp.	4,635
230	CNO Financial Group, Inc.	4,846
291	CoBiz Financial, Inc.	4,781
180	Codorus Valley Bancorp, Inc.	5,218
123	Cohen & Steers, Inc.	4,908
124	Columbia Banking System, Inc.	4,899
88	Community Bank System, Inc.	4,924
105	Community Trust Bancorp, Inc.	4,720
205	ConnectOne Bancorp, Inc.	4,551
160	County Bancorp, Inc.	4,392
352	Cowen Group, Inc., Class A(b)	5,597
494	Crawford & Co., Class B	5,390
122	CU Bancorp(b)	4,548
151	Customers Bancorp, Inc.(b)	4,670
219	CVB Financial Corp.	4,717
603	CYS Investments, Inc. REIT	5,144

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
25	Diamond Hill Investment Group, Inc.	$5,054
236	Dime Community Bancshares, Inc.	4,590
273	Donegal Group, Inc., Class A	4,548
680	Dynex Capital, Inc. REIT	4,706
81	Eagle Bancorp, Inc.(b)	4,852
419	eHealth, Inc.(b)	5,941
166	EMC Insurance Group, Inc.	4,761
127	Employers Holdings, Inc.	5,080
154	Encore Capital Group, Inc.(b)	5,136
336	Enova International, Inc.(b)	4,771
25	Enstar Group Ltd. (Bermuda)(b)	4,870
146	Enterprise Bancorp, Inc.	5,111
115	Enterprise Financial Services Corp.	4,859
152	Equity Bancshares, Inc., Class A(b)	4,799
323	ESSA Bancorp, Inc.	4,887
133	Essent Group Ltd.(b)	4,922
239	EverBank Financial Corp.	4,660
60	Evercore Partners, Inc., Class A	4,425
571	EZCORP, Inc., Class A(b)	5,168
322	F.N.B. Corp.	4,585
122	Farmers Capital Bank Corp.	5,063
349	Farmers National Banc Corp.	4,991
148	FB Financial Corp.(b)	5,364
74	FBL Financial Group, Inc., Class A	4,921
262	FBR & Co.	4,742
99	FCB Financial Holdings, Inc., Class A(b)	4,678
82	Federal Agricultural Mortgage Corp., Class C	4,678
274	Federated National Holding Co.	4,406
1,353	Ferroglobe Representation & Warranty Insurance Trust(b)	0
169	Fidelity & Guaranty Life	4,808
223	Fidelity Southern Corp.	5,022
941	Fifth Street Asset Management, Inc., Class A	4,423
117	Financial Engines, Inc.	4,972
146	Financial Institutions, Inc.	4,891
178	First Bancorp, Inc./Me	4,801
853	First BanCorp/Puerto Rico(b)	5,016
162	First Bancorp/Southern Pines NC	4,866
161	First Busey Corp.	4,822
189	First Business Financial Services, Inc.	5,022
17	First Citizens BancShares, Inc., Class A	5,917
359	First Commonwealth Financial Corp.	4,635
191	First Community Bancshares, Inc.	5,054
373	First Community Financial Partners, Inc.(b)	4,868
197	First Connecticut Bancorp, Inc.	5,260
97	First Defiance Financial Corp.	5,203
176	First Financial Bancorp	4,866
119	First Financial Bankshares, Inc.	4,754
101	First Financial Corp.	4,929
259	First Financial Northwest, Inc.	4,061
308	First Foundation, Inc.(b)	4,836
155	First Internet Bancorp	4,580
120	First Interstate BancSystem, Inc., Class A	4,530
123	First Merchants Corp.	5,090
148	First Mid-Illinois Bancshares, Inc.	4,826
203	First Midwest Bancorp, Inc.	4,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,179	First NBC Bank Holding Co.(b)	$3,124
306	First Northwest Bancorp(b)	5,037
176	First of Long Island Corp. (The)	4,787
104	Firstcash, Inc.	5,403
170	Flagstar Bancorp, Inc.(b)	4,971
179	Flushing Financial Corp.	5,277
382	FNFV Group(b)	5,233
128	Franklin Financial Network, Inc.(b)	5,190
265	Fulton Financial Corp.	4,889
561	Gain Capital Holdings, Inc.	3,977
161	GAMCO Investors, Inc., Class A	4,621
1,159	Genworth Financial, Inc., Class A(b)	4,682
154	German American Bancorp, Inc.	5,064
142	Glacier Bancorp, Inc.	4,797
126	Global Indemnity Ltd., Class A (Cayman Islands)(b)	5,109
357	Great Ajax Corp. REIT	4,855
95	Great Southern Bancorp, Inc.	4,764
114	Great Western Bancorp, Inc.	4,697
288	Green Bancorp, Inc.(b)	5,184
141	Green Dot Corp., Class A(b)	4,835
203	Greene County Bancorp, Inc.	5,024
162	Greenhill & Co., Inc.	4,099
213	Greenlight Capital Re Ltd., Class A(b)	4,590
200	Guaranty Bancorp	5,030
426	Hallmark Financial Services, Inc.(b)	4,477
108	Hancock Holding Co.	5,044
160	Hanmi Financial Corp.	4,648
245	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	5,370
251	HarborOne Bancorp, Inc.(b)	5,226
103	HCI Group, Inc.	4,912
97	Heartland Financial USA, Inc.	4,656
286	Hennessy Advisors, Inc.	4,865
347	Heritage Commerce Corp.	4,955
200	Heritage Financial Corp.	5,280
375	Heritage Insurance Holdings, Inc.	4,537
176	Hilltop Holdings, Inc.	4,895
27	Hingham Institution for Savings	4,846
139	Home Bancorp, Inc.	5,162
176	Home BancShares, Inc.	4,479
181	HomeStreet, Inc.(b)	4,706
205	HomeTrust Bancshares, Inc.(b)	5,125
248	Hope Bancorp, Inc.	4,541
116	Horace Mann Educators Corp.	4,483
184	Horizon Bancorp	4,966
143	Houlihan Lokey, Inc., Class A	4,796
61	IBERIABANK Corp.	4,840
374	Impac Mortgage Holdings, Inc.(b)(c)	5,348
239	Independence Holding Co.	4,529
77	Independent Bank Corp./MA	4,874
233	Independent Bank Corp./MI	5,196
78	Independent Bank Group, Inc.	4,692
49	Infinity Property & Casualty Corp.	4,863
133	International Bancshares Corp.	4,974
127	INTL FCStone, Inc.(b)	4,743

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
308	Invesco Mortgage Capital, Inc. REIT(d)	$5,023
233	Investment Technology Group, Inc.	4,639
338	Investors Bancorp, Inc.	4,681
35	Investors Title Co.	6,238
117	James River Group Holdings Ltd.	5,097
366	Janus Capital Group, Inc.	5,000
257	KCG Holdings, Inc., Class A(b)	5,114
313	Kearny Financial Corp.	4,570
119	Kemper Corp.	4,683
143	Kinsale Capital Group, Inc.	5,171
325	Ladder Capital Corp., Class A REIT	4,755
2,016	Ladenburg Thalmann Financial Services, Inc.(b)	5,604
248	Lakeland Bancorp, Inc.	4,824
111	Lakeland Financial Corp.	5,068
210	LCNB Corp.	4,651
120	LegacyTexas Financial Group, Inc.	4,537
896	LendingClub Corp.(b)	5,242
39	LendingTree, Inc.(b)	5,495
225	Live Oak Bancshares, Inc.	5,434
482	Macatawa Bank Corp.	4,613
337	Maiden Holdings Ltd.	4,162
146	MainSource Financial Group, Inc.	4,993
817	Manning & Napier, Inc.	4,739
379	Marlin Business Services Corp.	9,646
113	MB Financial, Inc.	4,804
579	MBIA, Inc.(b)	4,864
427	MBT Financial Corp.	4,782
582	Medley Management, Inc., Class A	4,481
136	Mercantile Bank Corp.	4,574
98	Merchants Bancshares, Inc.	4,880
257	Meridian Bancorp, Inc.	4,510
55	Meta Financial Group, Inc.	4,669
465	MGIC Investment Corp.(b)	4,901
141	Midland States Bancorp, Inc.	4,864
137	MidWestOne Financial Group, Inc.	4,754
125	Moelis & Co., Class A	4,587
278	Mtge Investment Corp. REIT	5,004
149	Mutualfirst Financial, Inc.	4,910
149	National Bank Holdings Corp., Class A	4,704
120	National Bankshares, Inc.	5,046
131	National Commerce Corp.(b)	5,070
200	National General Holdings Corp.	4,548
18	National Western Life Group, Inc., Class A	5,512
310	Nationstar Mortgage Holdings, Inc.(b)	4,994
88	Navigators Group, Inc. (The)	4,756
125	NBT Bancorp, Inc.	4,772
110	Nelnet, Inc., Class A	4,951
280	New Residential Investment Corp. REIT	4,668
748	New York Mortgage Trust, Inc. REIT	4,795
439	NewStar Financial, Inc.	4,715
99	Nicolet Bankshares, Inc.(b)	4,881
421	NMI Holdings, Inc., Class A(b)	4,884
263	Northfield Bancorp, Inc.	4,834
160	Northrim Bancorp, Inc.	5,120
278	Northwest Bancshares, Inc.	4,487
167	OceanFirst Financial Corp.	4,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,002	Ocwen Financial Corp.(b)	$2,295
421	OFG Bancorp	4,926
168	Old Line Bancshares, Inc.	4,664
280	Old National Bancorp	4,704
448	Old Second Bancorp, Inc.	5,376
323	OM Asset Management PLC	5,026
976	On Deck Capital, Inc.(b)	4,636
310	OneBeacon Insurance Group Ltd., Class A	4,944
284	Oppenheimer Holdings, Inc., Class A	4,913
246	Opus Bank	5,547
461	Orchid Island Capital, Inc. REIT	4,887
282	Oritani Financial Corp.	4,780
217	Orrstown Financial Services, Inc.	4,655
270	Owens Realty Mortgage, Inc. REIT	4,903
199	Pacific Continental Corp.	4,975
613	Pacific Mercantile Bancorp(b)	4,751
224	Pacific Premier Bancorp, Inc.(b)	8,187
91	Paragon Commercial Corp.(b)	5,002
45	Park National Corp.	4,744
399	Park Sterling Corp.	4,908
157	Peapack-Gladstone Financial Corp.	5,033
105	Penns Woods Bancorp, Inc.	4,378
281	PennyMac Financial Services, Inc., Class A(b)	4,636
275	PennyMac Mortgage Investment Trust REIT	4,917
149	Peoples Bancorp, Inc.	4,989
117	Peoples Financial Services Corp.	5,258
179	People’s Utah Bancorp	4,726
772	PHH Corp.(b)	9,959
336	PICO Holdings, Inc.(b)	5,410
73	Pinnacle Financial Partners, Inc.	4,672
73	Piper Jaffray Cos.	4,570
133	PJT Partners, Inc., Class A	4,610
141	PRA Group, Inc.(b)	4,540
92	Preferred Bank	4,875
244	Premier Financial Bancorp, Inc.	5,229
58	Primerica, Inc.	4,860
83	PrivateBancorp, Inc.	4,795
68	Prosperity Bancshares, Inc.	4,570
222	Provident Bancorp, Inc.(b)	4,729
250	Provident Financial Holdings, Inc.	4,807
184	Provident Financial Services, Inc.	4,727
499	Pzena Investment Management, Inc., Class A	5,135
111	QCR Holdings, Inc.	5,062
262	Radian Group, Inc.	4,423
284	Redwood Trust, Inc. REIT	4,848
245	Regional Management Corp.(b)	4,858
120	Renasant Corp.	5,088
140	Republic Bancorp, Inc., Class A	5,037
590	Republic First Bancorp, Inc.(b)	5,074
474	Resource Capital Corp. REIT	4,432
79	RLI Corp.	4,520
138	S&T Bancorp, Inc.	4,962
380	Safeguard Scientifics, Inc.(b)	4,826
67	Safety Insurance Group, Inc.	4,851
117	Sandy Spring Bancorp, Inc.	5,060
205	Seacoast Banking Corp. of Florida(b)	4,961

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
99	Selective Insurance Group, Inc.	$5,227
130	ServisFirst Bancshares, Inc.	4,914
297	Shore Bancshares, Inc.	4,927
333	SI Financial Group, Inc.	4,978
179	Sierra Bancorp	4,488
336	Silvercrest Asset Management Group, Inc., Class A	4,586
87	Simmons First National Corp., Class A	4,755
54	South State Corp.	4,760
143	Southern First Bancshares, Inc.(b)	4,819
142	Southern Missouri Bancorp, Inc.	4,729
288	Southern National Bancorp of Virginia, Inc.	5,244
143	Southside Bancshares, Inc.	4,965
181	Southwest Bancorp, Inc.	4,697
170	State Auto Financial Corp.	4,568
186	State Bank Financial Corp.	4,996
321	State National Cos., Inc.	4,709
199	Sterling Bancorp	4,627
107	Stewart Information Services Corp.	5,076
96	Stifel Financial Corp.(b)	4,692
117	Stock Yards Bancorp, Inc.	4,797
101	Stonegate Bank	4,636
235	Summit Financial Group, Inc.	5,139
195	Sun Bancorp, Inc.	4,865
150	Territorial Bancorp, Inc.	4,642
58	Texas Capital Bancshares, Inc.(b)	4,414
395	Third Point Reinsurance Ltd. (Bermuda)(b)	4,779
695	Tiptree, Inc., Class A	4,900
58	Tompkins Financial Corp.	4,795
150	TowneBank	4,867
137	TriCo Bancshares	4,858
204	TriState Capital Holdings, Inc.(b)	5,080
187	Triumph Bancorp, Inc.(b)	4,189
323	Trupanion, Inc.(b)	5,132
601	TrustCo Bank Corp. NY	4,778
150	Trustmark Corp.	4,983
63	UMB Financial Corp.	4,567
270	Umpqua Holdings Corp.	4,771
136	Union Bankshares Corp.	4,657
111	Union Bankshares, Inc./Morrisville VT	4,668
230	United Bankshares, Inc.	9,177
176	United Community Banks, Inc.	4,814
562	United Community Financial Corp.	4,799
283	United Financial Bancorp, Inc.	4,887
110	United Fire Group, Inc.	4,840
299	United Insurance Holdings Corp.	4,563
196	Universal Insurance Holdings, Inc.	5,106
177	Univest Corp. of Pennsylvania	5,363
401	Valley National Bancorp	4,716
264	Value Line, Inc.	4,615
169	Veritex Holdings, Inc.(b)	4,553
281	Virtu Financial, Inc., Class A	4,327
46	Virtus Investment Partners, Inc.	4,894
278	Waddell & Reed Financial, Inc., Class A	5,001
108	Walker & Dunlop, Inc.(b)	4,844
145	Washington Federal, Inc.	4,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
94	Washington Trust Bancorp, Inc.	$4,625
171	WashingtonFirst Bankshares, Inc.	4,810
259	Waterstone Financial, Inc.	4,921
92	Webster Financial Corp.	4,675
130	WesBanco, Inc.	5,175
217	West Bancorporation, Inc.	5,056
85	Westamerica Bancorporation	4,677
471	Western Asset Mortgage Capital Corp. REIT	4,960
454	Western New England Bancorp, Inc.	4,767
89	Westwood Holdings Group, Inc.	4,966
17	Wins Finance Hondings, Inc.(b)	779
69	Wintrust Financial Corp.	4,889
544	WisdomTree Investments, Inc.(c)	4,542
3,450	WMIH Corp.(b)	5,175
96	World Acceptance Corp.(b)	5,078
105	WSFS Financial Corp.	4,956
196	Xenith Bankshares, Inc.(b)	5,296

		1,859,657

	Health Care—11.2%
904	AAC Holdings, Inc.(b)	6,473
147	Abaxis, Inc.	6,619
310	Accelerate Diagnostics, Inc.(b)	8,463
265	Acceleron Pharma, Inc.(b)	8,750
1,456	Accuray, Inc.(b)	6,625
2,355	AcelRx Pharmaceuticals, Inc.(b)	6,123
1,354	Aceto Corp.	21,461
1,864	Achillion Pharmaceuticals, Inc.(b)	6,356
234	Aclaris Therapeutics, Inc.(b)	6,578
278	Acorda Therapeutics, Inc.(b)	4,490
405	Adamas Pharmaceuticals, Inc.(b)	6,634
232	Addus HomeCare Corp.(b)	7,876
682	Aduro Biotech, Inc.(b)	6,581
899	Advaxis, Inc.(b)	7,695
2,717	Adverum Biotechnologies, Inc.(b)	7,743
155	Aerie Pharmaceuticals, Inc.(b)	6,828
4,360	Aevi Genomic Medicine, Inc.(b)	6,976
1,802	Agenus, Inc.(b)	6,469
2,386	Agile Therapeutics, Inc.(b)	8,566
310	Aimmune Therapeutics, Inc.(b)	6,026
776	Akebia Therapeutics, Inc.(b)	10,228
541	Albany Molecular Research, Inc.(b)	8,661
341	Alder Biopharmaceuticals, Inc.(b)	6,837
148	Almost Family, Inc.(b)	7,348
327	AMAG Pharmaceuticals, Inc.(b)	7,979
141	Amedisys, Inc.(b)	7,642
415	American Renal Associates Holdings, Inc.(b)	7,142
989	Amicus Therapeutics, Inc.(b)	7,596
183	AMN Healthcare Services, Inc.(b)	7,476
515	Amphastar Pharmaceuticals, Inc.(b)	7,777
8,639	Ampio Pharmaceuticals, Inc.(b)(c)	4,830
96	Analogic Corp.	6,898
256	Anaptysbio, Inc.(b)	6,830
1,179	Anavex Life Sciences Corp.(b)	6,638
417	AngioDynamics, Inc.(b)	6,472
155	ANI Pharmaceuticals, Inc.(b)	8,389
169	Anika Therapeutics, Inc.(b)	7,796

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,070	Applied Genetic Technologies Corp.(b)	$5,992
1,374	Aratana Therapeutics, Inc.(b)	8,519
529	Ardelyx, Inc.(b)	7,089
4,871	Arena Pharmaceuticals, Inc.(b)	6,527
766	Array BioPharma, Inc.(b)	6,641
3,818	Arrowhead Pharmaceuticals, Inc.(b)	5,918
2,173	Asterias Biotherapeutics, Inc.(b)	8,040
336	Atara Biotherapeutics, Inc.(b)	5,746
6,251	Athersys, Inc.(b)(c)	9,252
380	AtriCure, Inc.(b)	7,790
15	Atrion Corp.	7,757
457	Audentes Therapeutics, Inc.(b)	6,809
97	Avexis, Inc.(b)	7,809
4,281	Avinger, Inc.(b)	2,409
703	AxoGen, Inc.(b)	8,577
479	Axovant Sciences Ltd.(b)	11,611
1,909	Axsome Therapeutics, Inc.(b)	7,827
548	Bellicum Pharmaceuticals, Inc.(b)	7,327
832	BioCryst Pharmaceuticals, Inc.(b)	5,275
8,883	Bio-Path Holdings, Inc.(b)	5,603
3,991	BioScrip, Inc.(b)	6,066
137	BioSpecifics Technologies Corp.(b)	7,772
271	BioTelemetry, Inc.(b)	8,916
2,187	BioTime, Inc.(b)	7,436
81	Bluebird Bio, Inc.(b)	7,205
172	Blueprint Medicines Corp.(b)	8,012
139	Cambrex Corp.(b)	8,250
94	Cantel Medical Corp.	6,995
528	Capital Senior Living Corp.(b)	7,376
423	Cara Therapeutics, Inc.(b)	6,721
257	Cardiovascular Systems, Inc.(b)	7,677
2,173	Castlight Health, Inc., Class B(b)	8,366
253	Catalent, Inc.(b)	7,408
2,160	Celldex Therapeutics, Inc.(b)	7,193
634	Cellular Biomedicine Group, Inc.(b)	6,847
1,744	Cempra, Inc.(b)	7,499
1,714	Cerus Corp.(b)	7,456
38	Chemed Corp.	7,652
998	ChemoCentryx, Inc.(b)	7,226
1,088	Chimerix, Inc.(b)	6,506
948	Cidara Therapeutics, Inc.(b)	7,347
408	Civitas Solutions, Inc.(b)	7,262
992	Clearside BioMedical, Inc.(b)	7,896
103	Clovis Oncology, Inc.(b)	5,963
323	Coherus Biosciences, Inc.(b)	6,202
555	Collegium Pharmaceutical, Inc.(b)	5,445
812	Community Health Systems, Inc.(b)	6,991
256	Computer Programs & Systems, Inc.	7,027
395	Concert Pharmaceuticals, Inc.(b)	6,269
1,493	ConforMIS, Inc.(b)	8,391
164	CONMED Corp.	8,062
707	Corcept Therapeutics, Inc.(b)	6,745
5,838	Corindus Vascular Robotics, Inc.(b)	7,356
174	CorVel Corp.(b)	7,743
346	Corvus Pharmaceuticals, Inc.(b)	3,436
180	Cotiviti Holdings, Inc.(b)	7,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
521	Cross Country Healthcare, Inc.(b)	$7,278
423	CryoLife, Inc.(b)	7,677
2,470	Curis, Inc.(b)	5,977
349	Cutera, Inc.(b)	6,823
563	Cytokinetics, Inc.(b)	9,233
405	CytomX Therapeutics, Inc.(b)	6,363
17,364	CytRx Corp.(b)(c)	8,835
476	Depomed, Inc.(b)	5,707
205	Dermira, Inc.(b)	6,982
3,611	Diplomat Pharmacy, Inc.(b)	56,332
7,401	Durect Corp.(b)	6,494
103	Dyax Corp.(b)	114
1,187	Dynavax Technologies Corp.(b)	6,588
86	Eagle Pharmaceuticals, Inc.(b)	7,791
909	Edge Therapeutics, Inc.(b)	9,435
367	Editas Medicine, Inc.(b)	6,918
1,481	Egalet Corp.(b)	5,657
679	Eiger BioPharmaceuticals, Inc.(b)	5,364
249	Emergent Biosolutions, Inc.(b)	7,448
231	Enanta Pharmaceuticals, Inc.(b)	7,334
3,139	Endocyte, Inc.(b)	7,220
1,064	Endologix, Inc.(b)	7,969
386	Ensign Group, Inc. (The)	6,929
514	Entellus Medical, Inc.(b)	7,309
893	Enzo Biochem, Inc.(b)	7,858
417	Epizyme, Inc.(b)	7,527
175	Esperion Therapeutics, Inc.(b)	6,256
498	Evolent Health, Inc., Class A(b)	11,579
345	Exact Sciences Corp.(b)	10,353
265	Exactech, Inc.(b)	7,857
348	Exelixis, Inc.(b)	7,795
282	FibroGen, Inc.(b)	7,896
202	Five Prime Therapeutics, Inc.(b)	7,042
269	Flexion Therapeutics, Inc.(b)	5,490
1,280	Fluidigm Corp.(b)	6,323
2,041	Fortress Biotech, Inc.(b)	7,429
220	Foundation Medicine, Inc.(b)	7,810
643	Fulgent Genetics, Inc.(b)	6,552
2,931	Genesis Healthcare, Inc., Class A(b)	7,093
538	GenMark Diagnostics, Inc.(b)	6,897
227	Genomic Health, Inc.(b)	7,459
3,348	Geron Corp.(b)	8,571
144	Glaukos Corp.(b)	6,844
183	Global Blood Therapeutics, Inc.(b)	5,298
238	Globus Medical, Inc., Class A(b)	7,219
1,244	Glycomimetics, Inc.(b)	5,349
180	Haemonetics Corp.(b)	7,538
525	Halozyme Therapeutics, Inc.(b)	7,319
187	Halyard Health, Inc.(b)	7,387
166	HealthEquity, Inc.(b)	7,556
171	HealthSouth Corp.	8,020
362	HealthStream, Inc.(b)	10,060
491	Heron Therapeutics, Inc.(b)	7,537
72	Heska Corp.(b)	7,794
397	HMS Holdings Corp.(b)	8,127
485	Horizon Pharma PLC(b)	7,459

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
46	ICU Medical, Inc.(b)	$7,075
2,919	Idera Pharmaceuticals, Inc.(b)	6,860
794	Ignyta, Inc.(b)	7,027
1,087	Immune Design Corp.(b)	7,120
1,930	ImmunoGen, Inc.(b)(c)	8,376
1,065	Immunomedics, Inc.(b)	6,102
768	Impax Laboratories, Inc.(b)	10,790
161	INC Research Holdings, Inc., Class A(b)	7,245
2,207	Infinity Pharmaceuticals, Inc.(b)	4,745
547	Innoviva, Inc.(b)	6,446
94	Inogen, Inc.(b)	7,792
1,187	Inovio Pharmaceuticals, Inc.(b)	7,466
451	Insmed, Inc.(b)	8,321
168	Insulet Corp.(b)	7,293
668	Insys Therapeutics, Inc.(b)(c)	7,515
176	Integer Holdings Corp.(b)	6,468
167	Integra LifeSciences Holdings Corp.(b)	7,677
536	Intellia Therapeutics, Inc.(b)	7,810
432	Intersect ENT, Inc.(b)	8,208
477	Intra-Cellular Therapies, Inc.(b)	6,592
617	Invacare Corp.	9,070
667	Invitae Corp.(b)	7,357
1,744	InVivo Therapeutics Holdings Corp.(b)	6,627
817	iRadimed Corp.(b)	7,026
202	iRhythm Technologies, Inc.(b)	7,129
547	Iridex Corp.(b)	6,236
412	Ironwood Pharmaceuticals, Inc., Class A(b)	6,724
292	Jounce Therapeutics, Inc.(b)	8,269
377	K2M Group Holdings, Inc.(b)	8,351
682	Karyopharm Therapeutics, Inc.(b)	6,970
1,280	Keryx Biopharmaceuticals, Inc.(b)(c)	7,578
872	Kindred Healthcare, Inc.	8,371
95	Kite Pharma, Inc.(b)	7,798
202	La Jolla Pharmaceutical Co.(b)	5,858
153	Landauer, Inc.	8,048
333	Lannett Co., Inc.(b)(c)	8,658
293	LeMaitre Vascular, Inc.	8,717
497	Lexicon Pharmaceuticals, Inc.(b)	7,758
140	LHC Group, Inc.(b)	7,574
68	Ligand Pharmaceuticals, Inc.(b)	7,560
955	Lion Biotechnologies, Inc.(b)	6,542
1,690	Lipocine, Inc.(b)	7,166
158	Loxo Oncology, Inc.(b)	7,278
392	Luminex Corp.	7,381
395	MacroGenics, Inc.(b)	8,536
109	Magellan Health, Inc.(b)	7,499
3,622	Mannkind Corp.(b)(c)	3,164
76	Masimo Corp.(b)	7,808
141	Medicines Co. (The)(b)	6,954
1,216	MediciNova, Inc.(b)	6,992
128	Medidata Solutions, Inc.(b)	8,375
261	Medpace Holdings, Inc.(b)	8,276
545	Meridian Bioscience, Inc.	8,066
250	Merit Medical Systems, Inc.(b)	8,425
2,339	Merrimack Pharmaceuticals, Inc.(b)(c)	7,789
792	MiMedx Group, Inc.(b)	10,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
911	Minerva Neurosciences, Inc.(b)	$6,924
1,385	Mirati Therapeutics, Inc.(b)	6,302
165	Molina Healthcare, Inc.(b)	8,215
527	Momenta Pharmaceuticals, Inc.(b)	7,562
508	MyoKardia, Inc.(b)	6,629
623	Myovant Sciences Ltd. (Bermuda)(b)	8,093
369	Myriad Genetics, Inc.(b)	6,786
369	Nanostring Technologies, Inc.(b)	6,450
1,484	Nanthealth, Inc.(b)	4,615
805	Natera, Inc.(b)	7,285
98	National Healthcare Corp.	7,293
372	National Research Corp., Class A	9,226
183	Natus Medical, Inc.(b)	6,405
314	Nektar Therapeutics(b)	5,957
110	Neogen Corp.(b)	6,856
932	NeoGenomics, Inc.(b)	7,037
1,009	Neos Therapeutics, Inc.(b)	7,164
77	Nevro Corp.(b)	7,255
348	NewLink Genetics Corp.(b)	6,504
4,155	Nobilis Health Corp.(b)	5,194
5,562	Novavax, Inc.(b)	4,539
1,024	Novocure Ltd.(b)	11,571
95	NuVasive, Inc.(b)	6,888
270	NxStage Medical, Inc.(b)	8,070
692	Obalon Therapeutics, Inc.(b)	7,349
769	Ocular Therapeutix, Inc.(b)	7,659
622	Omeros Corp.(b)	10,151
180	Omnicell, Inc.(b)	7,452
770	OncoMed Pharmaceuticals, Inc.(b)	3,034
2,090	Ophthotech Corp.(b)	6,207
586	OraSure Technologies, Inc.(b)	7,682
2,347	Organovo Holdings, Inc.(b)	6,806
181	Orthofix International NV(b)	7,159
539	Otonomy, Inc.(b)	7,196
4,155	OvaScience, Inc.(b)	6,274
208	Owens & Minor, Inc.	7,207
455	Oxford Immunotec Global PLC(b)	7,002
1,413	Pacific Biosciences of California, Inc.(b)	5,567
150	Pacira Pharmaceuticals, Inc.(b)	7,283
448	Paratek Pharmaceuticals, Inc.(b)	9,610
114	PAREXEL International Corp.(b)	7,277
3,480	PDL BioPharma, Inc.	7,830
90	Penumbra, Inc.(b)	7,691
1,261	Pfenex, Inc.(b)	6,065
8,998	PharmAthene, Inc.	6,540
299	PharMerica Corp.(b)	7,056
258	Phibro Animal Health Corp., Class A	7,676
185	Portola Pharmaceuticals, Inc.(b)	7,398
118	PRA Health Sciences, Inc.(b)	7,547
126	Prestige Brands Holdings, Inc.(b)	7,234
637	Progenics Pharmaceuticals, Inc.(b)	5,045
537	Protagonist Therapeutics, Inc.(b)	5,434
680	Proteostasis Therapeutics, Inc.(b)	4,111
136	Prothena Corp. PLC (Ireland)(b)	7,362
165	Providence Service Corp. (The)(b)	7,260
836	PTC Therapeutics, Inc.(b)	10,157

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
176	Puma Biotechnology, Inc.(b)	$7,146
481	Quality Systems, Inc.(b)	6,859
326	Quidel Corp.(b)	7,879
1,033	Quorum Health Corp.(b)	4,411
320	Ra Pharmaceuticals, Inc.(b)	7,552
189	Radius Health, Inc.(b)	7,384
1,197	RadNet, Inc.(b)	7,242
272	Reata Pharmaceuticals, Inc., Class A(b)	5,641
352	REGENXBIO, Inc.(b)	7,357
204	Repligen Corp.(b)	7,505
403	Retrophin, Inc.(b)	7,895
356	Revance Therapeutics, Inc.(b)	7,743
2,316	Rigel Pharmaceuticals, Inc.(b)	6,925
1,201	Rockwell Medical, Inc.(b)	10,329
1,884	RTI Surgical, Inc.(b)	7,630
109	Sage Therapeutics, Inc.(b)	7,739
1,682	Sangamo Therapeutics, Inc.(b)	8,074
238	Sarepta Therapeutics, Inc.(b)	8,630
736	SciClone Pharmaceuticals, Inc.(b)	7,102
579	Select Medical Holdings Corp.(b)	7,961
649	Selecta Biosciences, Inc.(b)	7,827
3,818	Senseonics Holdings, Inc.(b)	6,452
660	Seres Therapeutics, Inc.(b)	6,488
1,682	Sorrento Therapeutics, Inc.(b)	3,280
135	Spark Therapeutics, Inc.(b)	7,826
260	Spectranetics Corp. (The)(b)	7,436
1,079	Spectrum Pharmaceuticals, Inc.(b)	8,211
740	STAAR Surgical Co.(b)	7,696
831	Stemline Therapeutics, Inc.(b)	7,396
657	Sucampo Pharmaceuticals, Inc., Class A(b)	6,669
249	Supernus Pharmaceuticals, Inc.(b)	8,117
369	Surgery Partners, Inc.(b)	6,347
301	SurModics, Inc.(b)	6,878
545	Syndax Pharmaceuticals, Inc.(b)	5,172
1,580	Synergy Pharmaceuticals, Inc.(b)	6,510
9,846	Synthetic Biologics, Inc.(b)	5,612
485	Syros Pharmaceuticals, Inc.(b)	7,367
1,353	T2 Biosystems, Inc.(b)	6,508
526	Tabula Rasa Healthcare, Inc.(b)	7,090
392	Tactile Systems Technology, Inc.(b)	7,389
295	Teladoc, Inc.(b)	7,316
969	Teligent, Inc.(b)	7,645
46	TESARO, Inc.(b)	6,789
874	Tetraphase Pharmaceuticals, Inc.(b)	6,931
648	TG Therapeutics, Inc.(b)	7,160
1,069	TherapeuticsMD, Inc.(b)(c)	5,452
212	Theravance Biopharma, Inc. (Cayman Islands)(b)	8,550
2,140	Titan Pharmaceuticals, Inc.(b)	6,313
252	Tivity Health, Inc.(b)	8,467
99	Tobira Therapeutics, Inc.(b)	1,360
6,364	TransEnterix, Inc.(b)	4,137
1,968	Trevena, Inc.(b)	6,435
426	Triple-S Management Corp., Class B(b)	7,711
6,142	Trovagene, Inc.(b)	5,712
112	U.S. Physical Therapy, Inc.	7,347
98	Ultragenyx Pharmaceutical, Inc.(b)	6,310

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
118	Utah Medical Products, Inc.	$7,387
501	Vanda Pharmaceuticals, Inc.(b)	7,640
775	Veracyte, Inc.(b)	6,564
345	Versartis, Inc.(b)	6,348
872	Viewray, Inc.(b)	6,017
1,766	Vital Therapies, Inc.(b)	7,064
430	Vocera Communications, Inc.(b)	10,905
617	Voyager Therapeutics, Inc.(b)	6,441
1,193	vTv Therapeutics, Inc., Class A(b)	6,573
272	WaVe Life Sciences Ltd.(b)	5,739
232	Wright Medical Group NV(b)	7,050
368	XBiotech, Inc.(b)	4,004
298	Xencor, Inc.(b)	7,650
1,497	Zafgen, Inc.(b)	7,305
1,203	ZIOPHARM Oncology, Inc.(b)(c)	8,469
679	Zogenix, Inc.(b)	7,469

		2,450,280

	Industrials—14.0%
554	AAON, Inc.	20,304
277	AAR Corp.	9,969
218	ABM Industries, Inc.	9,415
1,887	Acacia Research Corp.(b)	10,284
723	ACCO Brands Corp.(b)	10,303
361	Actuant Corp., Class A	9,855
417	Advanced Disposal Services, Inc.(b)	9,916
927	Advanced Drainage Systems, Inc.	21,367
212	Advisory Board Co. (The)(b)	10,833
428	Aegion Corp.(b)	9,767
437	Aerojet Rocketdyne Holdings, Inc.(b)	9,793
346	Aerovironment, Inc.(b)	9,885
604	Air Transport Services Group, Inc.(b)	11,108
403	Aircastle Ltd.	9,519
126	Alamo Group, Inc.	9,962
212	Albany International Corp., Class A	10,335
59	Allegiant Travel Co.	8,579
467	Allied Motion Technologies, Inc.	10,573
251	Altra Industrial Motion Corp.	11,082
234	American Railcar Industries, Inc.	9,816
1,488	American Superconductor Corp.(b)	7,752
92	American Woodmark Corp.(b)	8,455
352	Apogee Enterprises, Inc.	19,184
154	Applied Industrial Technologies, Inc.	9,856
536	Aqua Metals, Inc.(b)(c)	8,844
2,649	ARC Document Solutions, Inc.(b)	9,748
371	ArcBest Corp.	9,813
146	Argan, Inc.	9,760
1,094	Armstrong Flooring, Inc.(b)	20,994
155	Astec Industries, Inc.	9,819
321	Astronics Corp.(b)	10,436
367	Atkore International Group, Inc.(b)	9,637
183	Atlas Air Worldwide Holdings, Inc.(b)	10,614
418	Axon Enterprise, Inc.(b)	10,274
167	AZZ, Inc.	9,861
1,065	Babcock & Wilcox Enterprises, Inc.(b)	9,979
188	Barnes Group, Inc.	10,334
181	Barrett Business Services, Inc.	10,436

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
413	Beacon Roofing Supply, Inc.(b)	$20,472
572	Blue Bird Corp.(b)	10,639
890	BMC Stock Holdings, Inc.(b)	20,737
245	Brady Corp., Class A	9,543
436	Briggs & Stratton Corp.	10,896
183	Brink’s Co. (The)	11,236
1,389	Builders FirstSource, Inc.(b)	22,238
601	Caesarstone Sdot-Yam Ltd. (Israel)(b)	23,860
664	CAI International, Inc.(b)	13,692
682	Casella Waste Systems, Inc., Class A(b)	10,264
691	CBIZ, Inc.(b)	10,883
894	CECO Environmental Corp.	10,093
1,382	Celadon Group, Inc.	5,459
285	Chart Industries, Inc.(b)	10,405
166	CIRCOR International, Inc.	11,074
2,295	Cogint, Inc.(b)(c)	12,163
385	Columbus McKinnon Corp.	10,060
576	Comfort Systems USA, Inc.	21,139
786	Continental Building Products, Inc.(b)	19,139
1,510	Costamare, Inc. (Monaco)	10,177
526	Covenant Transportation Group, Inc., Class A(b)	9,852
273	CRA International, Inc.	10,358
265	CSW Industrials, Inc.(b)	9,381
175	Cubic Corp.	9,082
102	Curtiss-Wright Corp.	9,533
133	Deluxe Corp.	9,564
306	DigitalGlobe, Inc.(b)	9,853
1,606	DMC Global, Inc.	24,572
318	Douglas Dynamics, Inc.	10,144
330	Ducommun, Inc.(b)	9,699
286	DXP Enterprises, Inc.(b)	10,433
106	Dycom Industries, Inc.(b)	11,200
461	Echo Global Logistics, Inc.(b)	8,644
155	EMCOR Group, Inc.	10,190
209	Encore Wire Corp.	9,238
617	Energous Corp.(b)(c)	7,787
1,269	Energy Recovery, Inc.(b)	10,710
125	EnerSys	10,389
339	Engility Holdings, Inc.(b)	9,611
605	Ennis, Inc.	10,648
148	EnPro Industries, Inc.	10,456
167	ESCO Technologies, Inc.	9,828
656	Essendant, Inc.	10,955
112	Esterline Technologies Corp.(b)	10,242
950	ExOne Co. (The)(b)	9,585
163	Exponent, Inc.	9,967
689	Federal Signal Corp.	10,755
202	Forward Air Corp.	10,740
1,172	Foundation Building Materials, Inc.(b)	18,975
495	Franklin Covey Co.(b)	10,519
231	Franklin Electric Co., Inc.	9,494
760	FreightCar America, Inc.	9,926
236	FTI Consulting, Inc.(b)	8,163
162	GATX Corp.	9,704
669	Gencor Industries, Inc.(b)	11,105
254	Generac Holdings, Inc.(b)	8,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
563	General Cable Corp.	$10,134
501	Gibraltar Industries, Inc.(b)	19,664
564	Global Brass & Copper Holdings, Inc.	20,107
584	GMS, Inc.(b)	21,117
317	Gorman-Rupp Co. (The)	9,073
399	GP Strategies Corp.(b)	10,813
413	Graham Corp.	9,115
202	Granite Construction, Inc.	10,647
2,309	Great Lakes Dredge & Dock Corp.(b)	10,506
226	Greenbrier Cos., Inc. (The)	9,820
840	Griffon Corp.	20,160
389	H&E Equipment Services, Inc.	8,216
888	Hardinge, Inc.	9,324
757	Harsco Corp.(b)	9,879
199	Hawaiian Holdings, Inc.(b)	10,806
1,602	HC2 Holdings, Inc.(b)	9,356
225	Healthcare Services Group, Inc.	10,330
474	Heartland Express, Inc.	9,537
366	Heidrick & Struggles International, Inc.	7,869
714	Heritage-Crystal Clean, Inc.(b)	10,746
300	Herman Miller, Inc.	9,930
1,932	Hill International, Inc.(b)	7,825
264	Hillenbrand, Inc.	9,742
208	HNI Corp.	9,726
205	Hub Group, Inc., Class A(b)	8,026
316	Hurco Cos., Inc.	9,164
238	Huron Consulting Group, Inc.(b)	10,591
167	Hyster-Yale Materials Handling, Inc.	10,038
232	ICF International, Inc.(b)	10,243
520	IES Holdings, Inc.(b)	10,400
996	InnerWorkings, Inc.(b)	10,548
109	Insperity, Inc.	9,957
580	Insteel Industries, Inc.	20,190
1,081	Interface, Inc.	21,512
618	Jeld-Wen Holding, Inc.(b)	20,413
108	John Bean Technologies Corp.	9,574
162	Kadant, Inc.	10,068
199	Kaman Corp.	9,554
439	Kelly Services, Inc., Class A	9,798
254	Kennametal, Inc.	10,561
1,014	KEYW Holding Corp. (The)(b)	9,623
404	Kforce, Inc.	9,171
572	Kimball International, Inc., Class B	10,164
214	KLX, Inc.(b)	10,122
297	Knight Transportation, Inc.	10,187
403	Knoll, Inc.	9,656
305	Korn/Ferry International	9,882
1,167	Kratos Defense & Security Solutions, Inc.(b)	8,893
886	Lawson Products, Inc.(b)	20,156
1,206	Layne Christensen Co.(b)	9,612
118	Lindsay Corp.	10,249
2,095	LSI Industries, Inc.	19,002
183	Lydall, Inc.(b)	9,589
1,638	Manitowoc Co., Inc. (The)(b)	9,779
395	Marten Transport Ltd.	9,796
252	Masonite International Corp.(b)	20,966

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
246	MasTec, Inc.(b)	$10,861
308	Matson, Inc.	9,764
123	Matthews International Corp., Class A	8,432
288	McGrath RentCorp	10,025
255	Mercury Systems, Inc.(b)	9,532
490	Meritor, Inc.(b)	8,727
531	Milacron Holdings Corp.(b)	9,993
386	Miller Industries, Inc.	9,804
462	Mistras Group, Inc.(b)	10,395
317	Mobile Mini, Inc.	9,098
147	Moog, Inc., Class A(b)	10,092
1,127	MRC Global, Inc.(b)	20,545
136	MSA Safety, Inc.	10,588
608	Mueller Industries, Inc.	19,480
1,691	Mueller Water Products, Inc., Class A	19,024
135	Multi-Color Corp.	10,368
240	MYR Group, Inc.(b)	10,142
81	National Presto Industries, Inc.	8,452
424	Navigant Consulting, Inc.(b)	10,163
376	Navistar International Corp.(b)	10,118
1,244	NCI Building Systems, Inc.(b)	21,770
535	Neff Corp., Class A(b)	9,416
833	NN, Inc.	22,991
1,904	NOW, Inc.(b)	32,387
255	NV5 Global, Inc.(b)	9,869
440	Omega Flex, Inc.	24,715
204	On Assignment, Inc.(b)	10,561
1,288	Orion Group Holdings, Inc.(b)	9,724
266	Park-Ohio Holdings Corp.	10,467
290	Patrick Industries, Inc.(b)	20,605
1,947	PGT Innovations, Inc.(b)	21,222
7,395	Plug Power, Inc.(b)(c)	16,565
1,044	Ply Gem Holdings, Inc.(b)	20,097
303	Powell Industries, Inc.	10,450
196	Preformed Line Products Co.	10,374
412	Primoris Services Corp.	9,464
186	Proto Labs, Inc.(b)	10,788
403	Quad/Graphics, Inc., Class A	10,583
1,039	Quanex Building Products Corp.	21,196
1,920	Radiant Logistics, Inc.(b)	11,520
325	Raven Industries, Inc.	10,075
218	RBC Bearings, Inc.(b)	21,865
579	Resources Connection, Inc.	8,048
341	REV Group, Inc.	9,616
868	Rexnord Corp.(b)	21,179
1,500	Roadrunner Transportation Systems, Inc.(b)	10,080
789	RPX Corp.(b)	10,131
294	Rush Enterprises, Inc., Class A(b)	11,099
221	Saia, Inc.(b)	10,641
1,064	Scorpio Bulkers, Inc.(b)	7,927
478	Simpson Manufacturing Co., Inc.	19,937
174	Siteone Landscape Supply, Inc.(b)	8,319
269	SkyWest, Inc.	10,007
277	SP Plus Corp.(b)	9,543
1,288	Spartan Motors, Inc.	10,626
453	Sparton Corp.(b)	10,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
397	SPX Corp.(b)	$9,552
285	SPX FLOW, Inc.(b)	10,300
100	Standex International Corp.	9,395
554	Steelcase, Inc., Class A	9,446
263	Sun Hydraulics Corp.	10,215
6,356	Sunrun, Inc.(b)	33,623
491	Supreme Industries, Inc., Class A	9,840
470	Swift Transportation Co., Class A(b)	11,553
376	Team, Inc.(b)	10,114
83	Teledyne Technologies, Inc.(b)	11,191
134	Tennant Co.	9,816
236	Tetra Tech, Inc.	10,372
688	Textainer Group Holdings Ltd.	10,286
488	Thermon Group Holdings, Inc.(b)	10,004
981	Titan International, Inc.	10,507
702	Titan Machinery, Inc.(b)	11,127
1,918	TPI Composites, Inc.(b)	37,689
893	TRC Cos., Inc.(b)	15,628
290	Trex Co., Inc.(b)	21,225
455	TriMas Corp.(b)	10,442
329	TriNet Group, Inc.(b)	9,673
408	Triton International Ltd. (Bermuda)(b)	12,489
393	Triumph Group, Inc.	10,297
350	TrueBlue, Inc.(b)	9,573
324	Tutor Perini Corp.(b)	9,995
70	UniFirst Corp.	9,744
671	Univar, Inc.(b)	20,029
209	Universal Forest Products, Inc.	19,916
731	Universal Logistics Holdings, Inc.	10,197
202	US Ecology, Inc.	9,524
1,298	USA Truck, Inc.(b)	8,710
425	Vectrus, Inc.(b)	10,812
388	Veritiv Corp.(b)	20,040
181	Viad Corp.	8,181
592	Vicor Corp.(b)	10,656
251	VSE Corp.	10,705
461	Wabash National Corp.	10,502
125	WageWorks, Inc.(b)	9,225
155	Watts Water Technologies, Inc., Class A	9,641
361	Werner Enterprises, Inc.	9,855
849	Wesco Aircraft Holdings, Inc.(b)	10,315
1,839	West Corp.	49,083
442	Willis Lease Finance Corp.(b)	10,038
143	Woodward, Inc.	9,677
202	XPO Logistics, Inc.(b)	9,977
881	YRC Worldwide, Inc.(b)	9,391

		3,054,909

	Information Technology—13.4%
220	2U, Inc.(b)	9,988
701	3D Systems Corp.(b)	11,097
3,103	8x8, Inc.(b)	45,149
1,082	A10 Networks, Inc.(b)	8,764
177	Acacia Communications, Inc.(b)(c)	8,114
456	ACI Worldwide, Inc.(b)	9,799
708	Actua Corp.(b)	9,912
356	Acxiom Corp.(b)	10,288

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
465	ADTRAN, Inc.	$9,300
144	Advanced Energy Industries, Inc.(b)	10,627
718	Advanced Micro Devices, Inc.(b)	9,549
2,304	Aerohive Networks, Inc.(b)	8,916
1,040	Agilysys, Inc.(b)	10,296
316	Alarm.com Holdings, Inc.(b)	10,305
2,666	ALJ Regional Holdings, Inc.(b)	8,931
577	Alpha & Omega Semiconductor Ltd.(b)	9,549
182	Ambarella, Inc.(b)	10,232
1,359	Amber Road, Inc.(b)	11,130
962	American Software, Inc., Class A	10,553
912	Amkor Technology, Inc.(b)	10,743
1,465	Angie’s List, Inc.(b)	8,614
126	Anixter International, Inc.(b)	10,275
389	AppFolio, Inc., Class A(b)	10,328
192	Applied Optoelectronics, Inc.(b)	9,483
840	Apptio, Inc., Class A(b)	10,962
173	Aspen Technology, Inc.(b)	10,638
809	Autobytel, Inc.(b)	10,606
2,030	Avid Technology, Inc.(b)	11,378
619	AVX Corp.	10,467
629	Axcelis Technologies, Inc.(b)	12,108
265	Badger Meter, Inc.	10,534
1,027	Bankrate, Inc.(b)	10,886
431	Barracuda Networks, Inc.(b)	8,762
2,387	Bazaarvoice, Inc.(b)	11,219
436	Bel Fuse, Inc., Class B	10,551
297	Belden, Inc.	20,701
310	Benchmark Electronics, Inc.(b)	9,827
378	Benefitfocus, Inc.(b)	11,907
1,132	Black Box Corp.	11,207
130	Blackbaud, Inc.	10,453
120	Blackhawk Network Holdings, Inc., Class A(b)	4,854
344	Blackline, Inc.(b)	11,307
558	Blucora, Inc.(b)	10,295
413	Bottomline Technologies (de), Inc.(b)	9,623
605	Box, Inc., Class A(b)	10,430
1,238	Brightcove, Inc.(b)	10,771
236	BroadSoft, Inc.(b)	9,062
472	Brooks Automation, Inc.	11,923
275	Cabot Microelectronics Corp.	21,546
81	CACI International, Inc., Class A(b)	9,558
599	CalAmp Corp.(b)	10,746
1,395	Calix, Inc.(b)	9,346
482	Callidus Software, Inc.(b)	10,146
512	Carbonite, Inc.(b)	11,059
102	Cardtronics PLC, Class A(b)	4,241
696	Care.com, Inc.(b)	8,248
74	Cass Information Systems, Inc.	4,919
139	Cavium, Inc.(b)	9,570
289	CEVA, Inc.(b)	10,404
922	ChannelAdvisor Corp.(b)	10,880
419	Ciena Corp.(b)	9,599
99	Cimpress NV (Netherlands)(b)	8,126
167	Cirrus Logic, Inc.(b)	10,746
586	Clearfield, Inc.(b)	8,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
51	Coherent, Inc.(b)	$10,996
579	Cohu, Inc.	10,845
201	CommVault Systems, Inc.(b)	10,140
673	Comtech Telecommunications Corp.	9,429
623	Control4 Corp.(b)	10,529
460	Convergys Corp.	10,355
257	Cornerstone OnDemand, Inc.(b)	10,095
417	Coupa Software, Inc.(b)	11,572
1,059	CPI Card Group, Inc.	3,812
477	Cray, Inc.(b)	8,538
269	CSG Systems International, Inc.	10,090
454	CTS Corp.	10,033
1,083	Daktronics, Inc.	10,245
2,281	DHI Group, Inc.(b)	8,782
338	Diebold Nixdorf, Inc.	9,532
836	Digi International, Inc.(b)	10,366
393	Digimarc Corp.(b)	11,338
418	Diodes, Inc.(b)	9,777
850	DSP Group, Inc.(b)	10,582
727	Eastman Kodak Co.(b)	7,997
163	Ebix, Inc.	10,057
1,508	Electro Scientific Industries, Inc.(b)	10,526
204	Electronics for Imaging, Inc.(b)	9,339
102	Ellie Mae, Inc.(b)	10,380
1,126	EMCORE Corp.	10,134
1,254	Endurance International Group Holdings, Inc.(b)	9,530
5,697	EnerNOC, Inc.(b)	32,188
435	Entegris, Inc.(b)	10,788
303	Envestnet, Inc.(b)	10,544
136	EPAM Systems, Inc.(b)	10,472
150	ePlus, Inc.(b)	10,688
511	Everbridge, Inc.(b)	11,860
292	EVERTEC, Inc.	4,628
764	Exa Corp.(b)	10,513
948	Exar Corp.(b)	12,333
204	ExlService Holdings, Inc.(b)	9,733
1,531	Extreme Networks, Inc.(b)	11,965
237	Fabrinet (Thailand)(b)	8,217
37	Fair Isaac Corp.	5,013
275	FARO Technologies, Inc.(b)	10,079
358	Finisar Corp.(b)	8,177
547	Five9, Inc.(b)	9,980
865	FormFactor, Inc.(b)	9,602
244	Forrester Research, Inc.	9,894
288	Gigamon, Inc.(b)	9,130
1,101	Global Sources Ltd. (Hong Kong)(b)	10,129
281	Globant SA(b)	10,647
4,673	Glu Mobile, Inc.(b)	10,795
3,982	Gogo, Inc.(b)(c)	50,213
296	GrubHub, Inc.(b)	12,722
426	GTT Communications, Inc.(b)	11,715
1,696	Guidance Software, Inc.(b)	10,261
498	Hackett Group, Inc. (The)	9,875
1,708	Harmonic, Inc.(b)	9,906
1,064	Hortonworks, Inc.(b)	11,076
165	HubSpot, Inc.(b)	11,063

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
551	Ichor Holdings Ltd.(b)	$10,689
268	II-VI, Inc.(b)	8,884
1,194	Immersion Corp.(b)	10,471
244	Imperva, Inc.(b)	10,846
352	Impinj, Inc.(b)	13,193
912	Infinera Corp.(b)	9,047
3,063	Information Services Group, Inc.(b)	9,648
217	Inphi Corp.(b)	8,988
239	Insight Enterprises, Inc.(b)	10,062
340	Instructure, Inc.(b)	8,126
421	Integrated Device Technology, Inc.(b)	10,100
116	InterDigital, Inc.	10,428
779	InvenSense, Inc.(b)	10,018
151	Itron, Inc.(b)	9,792
698	IXYS Corp.	9,737
531	j2 Global, Inc.	47,917
2,277	Jive Software, Inc.(b)	11,499
619	Kimball Electronics, Inc.(b)	10,678
527	Knowles Corp.(b)	9,344
2,483	Kopin Corp.(b)	10,131
1,216	KVH Industries, Inc.(b)	9,728
1,407	Lattice Semiconductor Corp.(b)	9,652
4,060	Limelight Networks, Inc.(b)	12,748
1,237	Liquidity Services, Inc.(b)	9,649
60	Littelfuse, Inc.	9,249
1,501	LivePerson, Inc.(b)	10,582
104	LogMeIn, Inc.	11,752
192	Lumentum Holdings, Inc.(b)	8,208
222	MACOM Technology Solutions Holdings, Inc.(b)	10,851
280	ManTech International Corp., Class A	9,940
3,028	Marchex, Inc., Class B(b)	8,206
154	MAXIMUS, Inc.	9,392
378	MaxLinear, Inc., Class A(b)	10,520
1,661	Maxwell Technologies, Inc.(b)	10,132
1,891	Meet Group, Inc. (The)(b)	11,270
80	Mesa Laboratories, Inc.	11,186
226	Methode Electronics, Inc.	10,068
194	Microsemi Corp.(b)	9,106
53	MicroStrategy, Inc., Class A(b)	10,079
368	MINDBODY, Inc., Class A(b)	10,433
1,585	Mitek Systems, Inc.(b)	13,869
146	MKS Instruments, Inc.	11,425
2,252	Mobileiron, Inc.(b)	10,247
986	Model N, Inc.(b)	10,550
280	MoneyGram International, Inc.(b)	4,987
109	Monolithic Power Systems, Inc.	9,974
515	Monotype Imaging Holdings, Inc.	10,480
175	MTS Systems Corp.	8,129
340	Nanometrics, Inc.(b)	10,729
665	NCI, Inc., Class A(b)	9,875
1,127	NeoPhotonics Corp.(b)	8,746
192	NETGEAR, Inc.(b)	9,053
264	NetScout Systems, Inc.(b)	9,940
299	NeuStar, Inc., Class A(b)	9,927
275	New Relic, Inc.(b)	10,995
484	NIC, Inc.	10,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
368	Novanta, Inc.(b)	$10,322
2,168	Numerex Corp., Class A(b)	9,756
122	NVE Corp.	9,932
1,035	Oclaro, Inc.(b)	8,290
133	OSI Systems, Inc.(b)	10,294
843	Park City Group, Inc.(b)	10,664
543	Park Electrochemical Corp.	9,405
183	Paycom Software, Inc.(b)	11,026
272	Paylocity Holding Corp.(b)	10,728
345	PC Connection, Inc.	9,915
447	PDF Solutions, Inc.(b)	8,502
237	Pegasystems, Inc.	10,795
572	Perficient, Inc.(b)	9,964
1,426	PFSweb, Inc.(b)	10,438
909	Photronics, Inc.(b)	10,454
1,239	Planet Payment, Inc.(b)	5,167
187	Plantronics, Inc.	10,210
173	Plexus Corp.(b)	8,994
155	Power Integrations, Inc.	10,222
352	Progress Software Corp.	10,461
134	Proofpoint, Inc.(b)	10,100
437	PROS Holdings, Inc.(b)	10,772
978	Pure Storage, Inc., Class A(b)	10,377
282	Q2 Holdings, Inc.(b)	10,758
368	QAD, Inc., Class A	11,114
276	Qualys, Inc.(b)	10,598
465	Quantenna Communications, Inc.(b)	8,556
2,226	QuinStreet, Inc.(b)	9,972
811	Quotient Technology, Inc.(b)	8,840
2,567	Radisys Corp.(b)	10,294
773	Rambus, Inc.(b)	9,678
687	Rapid7, Inc.(b)	11,645
2,154	RealNetworks, Inc.(b)	9,844
284	RealPage, Inc.(b)	10,522
553	Reis, Inc.	10,396
1,238	RetailMeNot, Inc.(b)	14,361
1,057	Rightside Group Ltd.(b)	10,612
368	RingCentral, Inc., Class A(b)	11,758
119	Rogers Corp.(b)	12,250
842	Rosetta Stone, Inc.(b)	9,473
1,795	Rubicon Project, Inc. (The)(b)	10,249
453	Rudolph Technologies, Inc.(b)	11,099
249	Sanmina Corp.(b)	9,275
757	Sapiens International Corp. NV (Israel)	8,978
250	ScanSource, Inc.(b)	9,875
114	Science Applications International Corp.	8,321
863	SecureWorks Corp., Class A(b)	7,465
293	Semtech Corp.(b)	10,006
2,615	ServiceSource International, Inc.(b)	9,832
1,708	ShoreTel, Inc.(b)	11,187
201	Shutterstock, Inc.(b)	8,689
1,753	Sigma Designs, Inc.(b)	10,869
209	Silicom Ltd. (Israel)	11,334
137	Silicon Laboratories, Inc.(b)	9,748
938	Silver Spring Networks, Inc.(b)	10,703
1,515	Sonus Networks, Inc.(b)	11,635

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
176	SPS Commerce, Inc.(b)	$9,726
69	Stamps.com, Inc.(b)	7,324
517	Stratasys Ltd.(b)	12,801
388	Super Micro Computer, Inc.(b)	9,467
320	Sykes Enterprises, Inc.(b)	9,539
200	Synaptics, Inc.(b)	10,954
385	Synchronoss Technologies, Inc.(b)	6,160
85	SYNNEX Corp.	9,217
591	Syntel, Inc.	10,408
1,346	Systemax, Inc.	17,821
172	Take-Two Interactive Software, Inc.(b)	10,810
107	Tech Data Corp.(b)	10,235
1,107	TechTarget, Inc.(b)	10,240
1,201	Telenav, Inc.(b)	10,449
314	TeleTech Holdings, Inc.	9,813
553	Tivo Corp.	10,922
220	Trade Desk, Inc. (The), Class A(b)	8,217
703	Travelport Worldwide Ltd.	9,259
655	TrueCar, Inc.(b)	11,476
637	TTM Technologies, Inc.(b)	10,657
196	Ubiquiti Networks, Inc.(b)	10,098
644	Ultra Clean Holdings, Inc.(b)	12,391
338	Ultratech, Inc.(b)	10,316
690	Unisys Corp.(b)	7,797
119	Universal Display Corp.	10,633
2,477	USA Technologies, Inc.(b)	12,137
323	Varonis Systems, Inc.(b)	10,142
774	VASCO Data Security International, Inc.(b)	10,449
344	Veeco Instruments, Inc.(b)	11,352
244	Verint Systems, Inc.(b)	9,589
155	ViaSat, Inc.(b)	9,925
919	Viavi Solutions, Inc.(b)	9,190
4,718	VirnetX Holding Corp.(b)(c)	15,569
336	Virtusa Corp.(b)	10,409
613	Vishay Intertechnology, Inc.	10,023
601	Vishay Precision Group, Inc.(b)	10,337
517	Web.com Group, Inc.(b)	9,978
140	WebMD Health Corp.(b)	7,592
654	Workiva, Inc., Class A(b)	10,987
861	Xactly Corp.(b)	9,988
1,126	Xcerra Corp.(b)	11,035
482	XO Group, Inc.(b)	8,459
271	Xperi Corp.	9,106
375	Zendesk, Inc.(b)	10,781
2,144	Zix Corp.(b)	11,642

		2,942,816

	Materials—6.9%
649	A. Schulman, Inc.	20,541
2,687	AK Steel Holding Corp.(b)	17,036
1,165	Allegheny Technologies, Inc.	21,378
1,260	American Vanguard Corp.	21,105
1,385	Ampco-Pittsburgh Corp.	20,152
246	Balchem Corp.	19,965
746	Boise Cascade Co.(b)	22,753
1,466	Calgon Carbon Corp.	21,330
551	Carpenter Technology Corp.	22,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
1,680	Century Aluminum Co.(b)	$22,915
212	Chase Corp.	21,730
584	Chemours Co. (The)	23,529
363	Clearwater Paper Corp.(b)	17,642
2,411	Cliffs Natural Resources, Inc.(b)	16,202
1,570	Codexis, Inc.(b)	6,908
2,545	Coeur Mining, Inc.(b)	23,058
1,066	Commercial Metals Co.	19,870
265	Deltic Timber Corp.	20,503
1,352	Ferro Corp.(b)	24,228
2,036	Ferroglobe PLC	19,647
2,742	Flotek Industries, Inc.(b)	32,931
1,112	Forterra, Inc.(b)	21,395
1,452	FutureFuel Corp.	22,448
612	GCP Applied Technologies, Inc.(b)	20,135
4,602	Gold Resource Corp.	15,187
365	Greif, Inc., Class A	21,396
390	H.B. Fuller Co.	20,604
416	Hawkins, Inc.	21,258
563	Haynes International, Inc.	23,809
857	Headwaters, Inc.(b)	20,362
3,968	Hecla Mining Co.	21,626
332	Ingevity Corp.(b)	20,992
377	Innophos Holdings, Inc.	18,073
325	Innospec, Inc.	21,450
249	Kaiser Aluminum Corp.	21,018
860	KapStone Paper and Packaging Corp.	18,137
471	KMG Chemicals, Inc.	24,751
485	Koppers Holdings, Inc.(b)	20,588
698	Kraton Corp.(b)	22,832
1,290	Kronos Worldwide, Inc.	22,601
847	Louisiana-Pacific Corp.(b)	21,802
2,325	LSB Industries, Inc.(b)(c)	25,621
620	Materion Corp.	23,591
275	Minerals Technologies, Inc.	21,642
1,126	Multi Packaging Solutions International Ltd.(b)	20,212
1,348	Myers Industries, Inc.	21,972
265	Neenah Paper, Inc.	20,763
611	Olin Corp.	19,631
1,043	Olympic Steel, Inc.	23,520
2,203	OMNOVA Solutions, Inc.(b)	20,929
922	P.H. Glatfelter Co.	19,832
604	PolyOne Corp.	23,683
156	Quaker Chemical Corp.	22,558
1,587	Rayonier Advanced Materials, Inc.	21,028
1,502	Real Industry, Inc.(b)	3,905
1,824	Ryerson Holding Corp.(b)	24,989
983	Schnitzer Steel Industries, Inc., Class A	18,579
488	Schweitzer-Mauduit International, Inc.	21,008
251	Sensient Technologies Corp.	20,532
258	Stepan Co.	21,878
1,158	Stillwater Mining Co.(b)	20,821
858	Summit Materials, Inc., Class A(b)	22,016
3,396	SunCoke Energy, Inc.(b)	31,141
1,120	TimkenSteel Corp.(b)	16,890
2,862	Trecora Resources(b)	31,625

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
1,179	Tredegar Corp.	$20,220
302	Trinseo SA	20,053
1,210	Tronox Ltd., Class A	19,977
803	UFP Technologies, Inc.(b)	21,440
259	United States Lime & Minerals, Inc.	20,492
302	US Concrete, Inc.(b)	18,724
403	Worthington Industries, Inc.	17,531

		1,513,061

	Real Estate—2.4%
155	Acadia Realty Trust REIT	4,507
97	Agree Realty Corp. REIT	4,703
108	Alexander & Baldwin, Inc.	4,969
11	Alexander’s, Inc. REIT	4,783
161	Altisource Portfolio Solutions SA(b)	3,556
328	Altisource Residential Corp. REIT	4,717
111	American Assets Trust, Inc. REIT	4,754
337	Armada Hoffler Properties, Inc. REIT	4,806
440	Ashford Hospitality Prime, Inc. REIT	4,660
799	Ashford Hospitality Trust, Inc. REIT	4,994
384	Bluerock Residential Growth REIT, Inc., Class A REIT	4,785
294	CareTrust REIT, Inc. REIT	5,004
422	CatchMark Timber Trust, Inc., Class A REIT	4,942
510	CBL & Associates Properties, Inc. REIT	4,717
926	Cedar Realty Trust, Inc. REIT	4,982
240	Chatham Lodging Trust REIT	4,646
198	Chesapeake Lodging Trust REIT	4,615
391	City Office REIT, Inc. REIT	4,907
345	Clipper Realty, Inc. REIT	3,795
138	Colony Starwood Homes REIT	4,771
203	Community Healthcare Trust, Inc. REIT	5,018
90	Consolidated-Tomoka Land Co.	4,881
142	CorEnergy Infrastructure Trust, Inc. REIT	5,180
52	CoreSite Realty Corp. REIT	5,088
569	Cousins Properties, Inc. REIT	4,831
428	DiamondRock Hospitality Co. REIT	4,712
94	DuPont Fabros Technology, Inc. REIT	4,846
239	Easterly Government Properties, Inc. REIT	4,809
64	EastGroup Properties, Inc. REIT	5,008
116	Education Realty Trust, Inc. REIT	4,497
426	Farmland Partners, Inc. REIT	4,643
624	FelCor Lodging Trust, Inc. REIT	4,836
176	First Industrial Realty Trust, Inc. REIT	4,953
464	First Potomac Realty Trust REIT	5,104
358	Forestar Group, Inc.(b)	5,066
211	Four Corners Property Trust, Inc. REIT	4,923
391	Franklin Street Properties Corp. REIT	4,743
117	FRP Holdings, Inc.(b)	4,996
151	Geo Group, Inc. (The) REIT	5,031
186	Getty Realty Corp. REIT	4,762
235	Gladstone Commercial Corp. REIT	5,240
556	Global Medical REIT, Inc. REIT	5,154
197	Global NET Lease, Inc. REIT	4,655
227	Government Properties Income Trust REIT	4,840
180	Gramercy Property Trust REIT	5,002
148	Healthcare Realty Trust, Inc. REIT	4,854

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
250	Hersha Hospitality Trust REIT	$4,610
160	HFF, Inc., Class A	5,024
134	Hudson Pacific Properties, Inc. REIT	4,604
505	Independence Realty Trust, Inc. REIT	4,646
268	InfraREIT, Inc. REIT	5,119
811	Investors Real Estate Trust REIT	4,793
403	iStar, Inc. REIT(b)	4,929
221	Kennedy-Wilson Holdings, Inc.	4,508
221	Kite Realty Group Trust REIT	4,500
164	LaSalle Hotel Properties REIT	4,684
455	Lexington Realty Trust REIT	4,627
100	LTC Properties, Inc. REIT	4,784
172	Mack-Cali Realty Corp. REIT	4,653
191	Marcus & Millichap, Inc.(b)	4,928
427	Medequities Realty Trust, Inc. REIT	5,047
366	Medical Properties Trust, Inc. REIT	4,784
330	Monmouth Real Estate Investment Corp. REIT	4,950
467	Monogram Residential Trust, Inc. REIT	4,754
65	National Health Investors, Inc. REIT	4,756
196	National Storage Affiliates Trust REIT	4,802
478	New Senior Investment Group, Inc. REIT	4,981
197	NexPoint Residential Trust, Inc. REIT	4,730
400	NorthStar Realty Europe Corp. REIT	4,652
207	One Liberty Properties, Inc. REIT	5,026
246	Parkway, Inc. REIT	4,957
167	Pebblebrook Hotel Trust REIT	4,970
326	Pennsylvania Real Estate Investment Trust REIT	4,515
241	Physicians Realty Trust REIT	4,733
104	Potlatch Corp. REIT	4,685
347	Preferred Apartment Communities, Inc., Class A REIT	4,910
41	PS Business Parks, Inc. REIT	4,983
96	QTS Realty Trust, Inc., Class A REIT	5,130
1,595	RAIT Financial Trust REIT	4,897
338	Ramco-Gershenson Properties Trust REIT	4,506
81	RE/MAX Holdings, Inc., Class A	4,791
221	Retail Opportunity Investments Corp. REIT	4,553
210	Rexford Industrial Realty, Inc. REIT	5,237
209	RLJ Lodging Trust REIT	4,491
93	RMR Group, Inc. (The), Class A	4,906
75	Ryman Hospitality Properties, Inc. REIT	4,783
169	Sabra Health Care REIT, Inc. REIT	4,595
76	Saul Centers, Inc. REIT	4,564
183	Select Income REIT	4,586
110	Seritage Growth Properties, Class A REIT	4,565
216	Silver Bay Realty Trust Corp. REIT	4,629
274	St. Joe Co. (The)(b)	4,795
186	STAG Industrial, Inc., Class A REIT	4,903
177	Stratus Properties, Inc.	5,283
302	Summit Hotel Properties, Inc. REIT	4,992
317	Sunstone Hotel Investors, Inc. REIT	4,720
215	Tejon Ranch Co.(b)	4,923
168	Terreno Realty Corp. REIT	5,188
271	Tier REIT, Inc. REIT	4,691
635	Trinity Place Holdings, Inc.(b)	4,528
312	UMH Properties, Inc. REIT	4,998

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
77	Universal Health Realty Income Trust REIT	$5,371
178	Urban Edge Properties REIT	4,539
228	Urstadt Biddle Properties, Inc., Class A REIT	4,482
149	Washington REIT	4,719
579	Washington Prime Group, Inc. REIT	5,095
346	Whitestone REIT	4,339
281	Xenia Hotels & Resorts, Inc. REIT	4,906

		518,634

	Telecommunication Services—4.4%
618	ATN International, Inc.	42,759
3,371	Boingo Wireless, Inc.(b)	48,172
2,387	Cincinnati Bell, Inc.(b)	44,995
1,060	Cogent Communications Holdings, Inc.	47,700
1,912	Consolidated Communications Holdings, Inc.	45,257
2,695	FairPoint Communications, Inc.(b)	45,950
2,036	General Communication, Inc., Class A(b)	76,228
27,256	Globalstar, Inc.(b)(c)	52,059
3,564	IDT Corp., Class B(b)	54,137
4,960	Iridium Communications, Inc.(b)	52,576
2,510	Lumos Networks Corp.(b)	44,954
4,815	ORBCOMM, Inc.(b)	46,417
473	pdvWireless, Inc.(b)	12,132
1,550	Shenandoah Telecommunications Co.	49,600
2,444	Spok Holdings, Inc.	43,870
1,306	Straight Path Communications, Inc., Class B(b)	168,291
7,053	Vonage Holdings Corp.(b)	47,326
7,914	Windstream Holdings, Inc.	43,685

		966,108

	Utilities—7.2%
656	ALLETE, Inc.	45,861
1,018	American States Water Co.	45,321
1,344	Artesian Resources Corp., Class A	51,623
17,102	Atlantic Power Corp.(b)	42,755
2,094	Atlantica Yield PLC (Spain)	43,639
1,123	Avista Corp.	45,302
669	Black Hills Corp.	45,505
1,271	California Water Service Group	45,375
645	Chesapeake Utilities Corp.	47,278
838	Connecticut Water Service, Inc.	44,975
1,461	Delta Natural Gas Co., Inc.	44,268
6,315	Dynegy, Inc.(b)	40,542
901	El Paso Electric Co.	46,492
536	IDACORP, Inc.	45,303
704	MGE Energy, Inc.	45,267
1,220	Middlesex Water Co.	46,506
1,133	New Jersey Resources Corp.	45,717
748	Northwest Natural Gas Co.	44,581
758	NorthWestern Corp.	45,313
2,634	NRG Yield, Inc., Class C	46,622
654	ONE Gas, Inc.	45,015
791	Ormat Technologies, Inc.	46,716
1,217	Otter Tail Corp.	48,072
2,188	Pattern Energy Group, Inc.	48,180
1,190	PNM Resources, Inc.	44,328
992	Portland General Electric Co.	44,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Russell 2000 Equal Weight Portfolio (EQWS) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
935	SJW Corp.	$45,665
1,266	South Jersey Industries, Inc.	47,500
533	Southwest Gas Holdings, Inc.	44,644
659	Spire, Inc.	45,174
6,310	TerraForm Global, Inc., Class A	29,973
2,528	TerraForm Power, Inc., Class A(b)	31,828
993	Unitil Corp.	48,091
536	WGL Holdings, Inc.	44,199
1,295	York Water Co. (The)	48,563

		1,571,170

	Total Common Stocks and Other Equity Interests (Cost $19,792,325)	21,854,275

	Money Market Fund—0.3%
59,289	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(e) (Cost $59,289)	59,289

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $19,851,614)—100.2%	21,913,564

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.9%
426,605	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $426,605)	426,605

	Total Investments (Cost $20,278,219)—102.1%	22,340,169
	Other assets less liabilities—(2.1)%	(462,740)

	Net Assets—100.0%	$21,877,429

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments(a)

PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—16.4%
10,385	American Outdoor Brands Corp.(b)(c)	$230,028
2,438	Asbury Automotive Group, Inc.(c)	149,206
3,001	BJ’s Restaurants, Inc.(c)	135,345
1,605	Buffalo Wild Wings, Inc.(c)	252,868
421	Cavco Industries, Inc.(c)	49,994
957	Cheesecake Factory, Inc. (The)	61,401
925	Churchill Downs, Inc.	154,290
3,518	Core-Mark Holding Co., Inc.	123,200
3,736	Dave & Buster’s Entertainment, Inc.(c)	239,141
811	Dorman Products, Inc.(c)	67,435
2,808	Duluth Holdings, Inc., Class B(b)(c)	62,197
682	Etsy, Inc.(c)	7,338
4,802	Fox Factory Holding Corp.(c)	144,300
6,700	Francesca’s Holdings Corp.(c)	105,726
545	Gentherm, Inc.(c)	20,247
2,916	Grand Canyon Education, Inc.(c)	219,167
8,928	Habit Restaurants, Inc. (The), Class A(c)	168,739
2,460	IMAX Corp.(c)	75,030
3,893	Installed Building Products, Inc.(c)	207,692
2,953	LCI Industries	298,696
1,570	Lindblad Expeditions Holdings, Inc.(c)	14,915
7,439	MCBC Holdings, Inc.	124,603
331	Monro Muffler Brake, Inc.	17,162
5,617	Nautilus, Inc.(c)	102,229
5,077	Nexstar Media Group, Inc., Class A	350,313
2,902	Ollie’s Bargain Outlet Holdings, Inc.(c)	111,147
857	Oxford Industries, Inc.	49,689
767	Papa John’s International, Inc.	60,639
6,286	Potbelly Corp.(c)	87,690
9,625	Select Comfort Corp.(c)	297,413
3,526	Shake Shack, Inc., Class A(b)(c)	119,672
726	Shutterfly, Inc.(c)	37,679
7,125	Sinclair Broadcast Group, Inc., Class A	281,081
2,183	Sturm Ruger & Co., Inc.(b)	131,962
4,979	Taylor Morrison Home Corp., Class A(c)	115,015
41	Tenneco, Inc.	2,584
4,649	Texas Roadhouse, Inc.	217,945
14,837	Tile Shop Holdings, Inc.	316,770
1,587	Universal Electronics, Inc.(c)	109,979
6,972	World Wrestling Entertainment, Inc., Class A	149,410
7,356	Zoe’s Kitchen, Inc.(b)(c)	132,776

		5,602,713

	Consumer Staples—3.1%
9,860	Amplify Snack Brands, Inc.(b)(c)	88,740
4,539	B&G Foods, Inc.	190,638
2,180	Calavo Growers, Inc.	143,008
181	Coca-Cola Bottling Co. Consolidated	38,347
405	Farmer Brothers Co.(c)	14,378
8,826	HRG Group, Inc.(c)	176,608
12,163	Lifevantage Corp.(b)(c)	60,328
603	MGP Ingredients, Inc.	31,573
3,431	Natural Health Trends Corp.	98,401
907	PriceSmart, Inc.	78,864
2,591	USANA Health Sciences, Inc.(c)	147,298

		1,068,183

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials—1.6%
3,549	Cohen & Steers, Inc.	$141,605
309	Diamond Hill Investment Group, Inc.	62,464
1,065	Financial Engines, Inc.	45,263
418	Firstcash, Inc.	21,715
2,153	Moelis & Co., Class A	79,015
1,928	ServisFirst Bancshares, Inc.	72,878
5,095	Trupanion, Inc.(b)(c)	80,960
689	Westwood Holdings Group, Inc.	38,446
4,282	WMIH Corp.(c)	6,423

		548,769

	Health Care—24.5%
910	Abaxis, Inc.	40,977
36,423	AcelRx Pharmaceuticals, Inc.(b)(c)	94,700
2,971	Achillion Pharmaceuticals, Inc.(c)	10,131
3,736	AMN Healthcare Services, Inc.(c)	152,616
3,571	Amphastar Pharmaceuticals, Inc.(c)	53,922
1,018	Ampio Pharmaceuticals, Inc.(c)	569
3,830	ANI Pharmaceuticals, Inc.(c)	207,280
440	Aptevo Therapeutics, Inc.(c)	880
65,270	Arena Pharmaceuticals, Inc.(c)	87,462
3,394	Avinger, Inc.(c)	1,910
3,318	BioSpecifics Technologies Corp.(c)	188,230
7,921	BioTelemetry, Inc.(c)	260,601
2,404	Cambrex Corp.(c)	142,677
2,128	Cantel Medical Corp.	158,344
5,950	Castlight Health, Inc., Class B(c)	22,908
1,128	Cempra, Inc.(c)	4,850
22,638	Chromadex Corp.(b)(c)	70,404
768	Computer Programs & Systems, Inc.	21,082
2,381	CorVel Corp.(c)	105,955
6,492	Cross Country Healthcare, Inc.(c)	90,693
16,048	Cytokinetics, Inc.(c)	263,187
9,490	Depomed, Inc.(c)	113,785
7,282	Diplomat Pharmacy, Inc.(c)	113,599
2,464	Eagle Pharmaceuticals, Inc.(b)(c)	223,214
939	Emergent Biosolutions, Inc.(c)	28,085
5,811	Endologix, Inc.(b)(c)	43,524
3,633	Fluidigm Corp.(c)	17,947
6,356	GenMark Diagnostics, Inc.(c)	81,484
4,081	Genomic Health, Inc.(c)	134,102
30,855	Geron Corp.(b)(c)	78,989
1,585	Glaukos Corp.(c)	75,335
12,333	Halozyme Therapeutics, Inc.(c)	171,922
4,405	HealthEquity, Inc.(c)	200,516
597	HealthStream, Inc.(c)	16,591
9,102	ImmunoGen, Inc.(b)(c)	39,503
1,779	INC Research Holdings, Inc., Class A(c)	80,055
2,640	Inogen, Inc.(c)	218,830
7,800	Inovio Pharmaceuticals, Inc.(b)(c)	49,062
10	Insulet Corp.(c)	434
1,325	Intra-Cellular Therapies, Inc.(c)	18,312
2,450	iRadimed Corp.(b)(c)	21,070
4,529	Ironwood Pharmaceuticals, Inc., Class A(c)	73,913
22,596	Keryx Biopharmaceuticals, Inc.(b)(c)	133,768
9,259	Lexicon Pharmaceuticals, Inc.(b)(c)	144,533
1,592	Ligand Pharmaceuticals, Inc.(b)(c)	176,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,269	Masimo Corp.(c)	$130,377
13,765	MediciNova, Inc.(c)	79,149
4,449	Medidata Solutions, Inc.(c)	291,098
34,276	MiMedx Group, Inc.(b)(c)	434,962
2,422	Myriad Genetics, Inc.(b)(c)	44,541
2,976	Neogen Corp.(c)	185,494
9,236	NeoGenomics, Inc.(c)	69,732
621	Nevro Corp.(c)	58,511
15,056	Novavax, Inc.(b)(c)	12,287
2,373	Novocure Ltd.(b)(c)	26,815
2,098	NuVasive, Inc.(c)	152,126
4,597	Ocular Therapeutix, Inc.(b)(c)	45,786
3,851	Omnicell, Inc.(c)	159,431
14,014	Pacific Biosciences of California, Inc.(c)	55,215
1,943	Paratek Pharmaceuticals, Inc.(c)	41,677
3,279	PAREXEL International Corp.(c)	209,299
4,482	PRA Health Sciences, Inc.(c)	286,669
2,191	Prothena Corp. PLC (Ireland)(b)(c)	118,599
812	Providence Service Corp. (The)(c)	35,728
1,527	Radius Health, Inc.(b)(c)	59,660
7,224	RadNet, Inc.(c)	43,705
11,032	Repligen Corp.(c)	405,867
4,119	Spectranetics Corp. (The)(c)	117,803
1,602	STAAR Surgical Co.(b)(c)	16,661
20,834	Sucampo Pharmaceuticals, Inc., Class A(b)(c)	211,465
14,070	Supernus Pharmaceuticals, Inc.(c)	458,682
4,573	T2 Biosystems, Inc.(b)(c)	21,996
5,867	Tandem Diabetes Care, Inc.(c)	5,589
7,932	Teligent, Inc.(c)	62,583
519	U.S. Physical Therapy, Inc.	34,046
9,991	Vanda Pharmaceuticals, Inc.(c)	152,363
17,438	ZIOPHARM Oncology, Inc.(b)(c)	122,764

		8,385,614

	Industrials—13.9%
4,161	AAON, Inc.	152,501
5,185	Advanced Drainage Systems, Inc.	119,514
2,571	Advisory Board Co. (The)(c)	131,378
2	Allegiant Travel Co.	291
5,198	Allied Motion Technologies, Inc.	117,683
1,977	American Woodmark Corp.(c)	181,686
525	Apogee Enterprises, Inc.	28,612
321	Argan, Inc.	21,459
461	Astronics Corp.(c)	14,987
5,594	Axon Enterprise, Inc.(b)(c)	137,501
240	AZZ, Inc.	14,172
1,972	Barrett Business Services, Inc.	113,706
23,208	Builders FirstSource, Inc.(c)	371,560
1,674	Comfort Systems USA, Inc.	61,436
3,633	Continental Building Products, Inc.(c)	88,464
2,603	Dycom Industries, Inc.(c)	275,033
1,003	Forward Air Corp.	53,330
197	GP Strategies Corp.(c)	5,339
5,336	Hawaiian Holdings, Inc.(c)	289,745
5,818	Healthcare Services Group, Inc.	267,104
19	Heartland Express, Inc.	382
2,190	Insperity, Inc.	200,056

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
352	John Bean Technologies Corp.	$31,205
9,566	Kforce, Inc.	217,148
2,311	Masonite International Corp.(c)	192,275
5,903	Mistras Group, Inc.(c)	132,817
1,602	On Assignment, Inc.(c)	82,936
3,010	Patrick Industries, Inc.(c)	213,860
22,007	PGT Innovations, Inc.(c)	239,876
2,191	Proto Labs, Inc.(c)	127,078
675	RBC Bearings, Inc.(c)	67,702
1,275	Trex Co., Inc.(c)	93,317
11,197	TriNet Group, Inc.(c)	329,192
6,759	Univar, Inc.(c)	201,756
3,859	US Ecology, Inc.	181,952

		4,757,053

	Information Technology—34.9%
1,502	3D Systems Corp.(b)(c)	23,777
19,339	8x8, Inc.(c)	281,382
22,105	A10 Networks, Inc.(c)	179,050
850	Acacia Communications, Inc.(b)(c)	38,964
16,680	Aerohive Networks, Inc.(c)	64,552
6,885	Alarm.com Holdings, Inc.(c)	224,520
20,709	Amber Road, Inc.(c)	169,607
6,416	Angie’s List, Inc.(c)	37,726
1,518	AppFolio, Inc., Class A(c)	40,303
3,405	Aspen Technology, Inc.(c)	209,373
4,287	Badger Meter, Inc.	170,408
42	Benefitfocus, Inc.(c)	1,323
2,256	Blackbaud, Inc.	181,405
1,616	Box, Inc., Class A(c)	27,860
27,393	Brightcove, Inc.(c)	238,319
3,888	BroadSoft, Inc.(c)	149,299
5,508	CalAmp Corp.(c)	98,814
2,440	Callidus Software, Inc.(c)	51,362
1,479	Carbonite, Inc.(c)	31,946
920	Cardtronics PLC, Class A(c)	38,254
12,560	Care.com, Inc.(c)	148,836
5,461	Cavium, Inc.(c)	375,990
883	CEVA, Inc.(c)	31,788
1,148	Cimpress NV (Netherlands)(c)	94,228
2,491	Cirrus Logic, Inc.(c)	160,296
12,916	Clearfield, Inc.(b)(c)	182,761
1,948	CommVault Systems, Inc.(c)	98,277
1,009	Cornerstone OnDemand, Inc.(c)	39,634
2,074	Ebix, Inc.(b)	127,966
26	Electronics for Imaging, Inc.(c)	1,190
3,003	Ellie Mae, Inc.(c)	305,585
11,402	Endurance International Group Holdings, Inc.(c)	86,655
5,219	Envestnet, Inc.(c)	181,621
2,486	EPAM Systems, Inc.(c)	191,422
2,596	ExlService Holdings, Inc.(c)	123,855
58,444	Extreme Networks, Inc.(c)	456,740
1,511	Fair Isaac Corp.	204,710
14,671	Five9, Inc.(c)	267,672
2,319	Forrester Research, Inc.	94,035
8,075	Gigamon, Inc.(c)	255,977
5,938	Globant SA(b)(c)	224,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Russell 2000 Pure Growth Portfolio (PXSG) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
7,362	Gogo, Inc.(b)(c)	$92,835
4,981	Hackett Group, Inc. (The)	98,773
1,450	Hortonworks, Inc.(c)	15,094
3,123	HubSpot, Inc.(c)	209,397
6,459	Imperva, Inc.(c)	287,103
494	j2 Global, Inc.	44,579
3,230	Jive Software, Inc.(c)	16,311
83	Littelfuse, Inc.	12,794
4,370	LogMeIn, Inc.	493,810
1,914	MACOM Technology Solutions Holdings, Inc.(c)	93,556
2,218	MAXIMUS, Inc.	135,276
11,274	MaxLinear, Inc., Class A(c)	313,755
1,406	Mesa Laboratories, Inc.	196,587
914	Microsemi Corp.(c)	42,903
1,317	MINDBODY, Inc., Class A(c)	37,337
10,866	Mitek Systems, Inc.(c)	95,078
1,894	Monolithic Power Systems, Inc.	173,301
612	New Relic, Inc.(c)	24,468
766	NIC, Inc.	16,354
4,050	Paycom Software, Inc.(c)	244,013
906	Paylocity Holding Corp.(c)	35,733
7,573	Pegasystems, Inc.	344,950
2,628	Plantronics, Inc.	143,489
5,809	PROS Holdings, Inc.(c)	143,192
838	Q2 Holdings, Inc.(c)	31,970
22,069	Quotient Technology, Inc.(c)	240,552
1,801	Rapid7, Inc.(c)	30,527
8,434	RealPage, Inc.(c)	312,480
1,121	RingCentral, Inc., Class A(c)	35,816
9,179	Sapiens International Corp. NV (Israel)	108,863
2,875	SPS Commerce, Inc.(c)	158,873
976	Stamps.com, Inc.(c)	103,602
3,790	Synchronoss Technologies, Inc.(c)	60,640
3,766	Ubiquiti Networks, Inc.(b)(c)	194,024
4,048	Universal Display Corp.	361,689
6,077	Varonis Systems, Inc.(c)	190,818
30,764	VirnetX Holding Corp.(b)(c)	101,521
7,394	Web.com Group, Inc.(c)	142,704
3,157	WebMD Health Corp.(c)	171,204
1,659	Workiva, Inc., Class A(c)	27,871
2,521	Xactly Corp.(c)	29,244
6,032	XO Group, Inc.(c)	105,862
729	Zendesk, Inc.(c)	20,959
51,628	Zix Corp.(c)	280,340

		11,932,720

	Materials—2.5%
1,939	Balchem Corp.	157,369
1,642	Chase Corp.	168,305
87	Deltic Timber Corp.	6,731
1,112	Multi Packaging Solutions International Ltd.(c)	19,960
632	PolyOne Corp.	24,781
13,169	Real Industry, Inc.(c)	34,240
12,156	Summit Materials, Inc., Class A(c)	311,923
1,184	US Concrete, Inc.(c)	73,408
926	Worthington Industries, Inc.	40,281

		836,998

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—2.4%
868	Altisource Portfolio Solutions SA(b)(c)	$19,174
2,498	CoreSite Realty Corp. REIT	244,429
4,557	DuPont Fabros Technology, Inc. REIT	234,913
3,059	HFF, Inc., Class A	96,053
3,564	Marcus & Millichap, Inc.(c)	91,951
530	Potlatch Corp. REIT	23,877
502	PS Business Parks, Inc. REIT	61,013
180	Ryman Hospitality Properties, Inc. REIT	11,480
514	Universal Health Realty Income Trust REIT	35,852

		818,742

	Telecommunication Services—0.7%
6,511	General Communication, Inc., Class A(c)	243,772

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $30,366,424)—100.0%	34,194,564

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.3%
3,170,573	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $3,170,573)	3,170,573

	Total Investments (Cost $33,536,997)—109.3%	37,365,137
	Other assets less liabilities—(9.3)%	(3,169,846)

	Net Assets—100.0%	$34,195,291

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

PowerShares Russell 2000 Pure Value Portfolio (PXSV)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—7.7%
1,134	Abercrombie & Fitch Co., Class A	$13,597
13,070	Barnes & Noble, Inc.	111,748
59,188	Beazer Homes USA, Inc.(b)	734,523
41,115	Big 5 Sporting Goods Corp.	633,171
56,667	Bridgepoint Education, Inc.(b)	691,337
52,597	Career Education Corp.(b)	533,860
3,660	Cooper Tire & Rubber Co.	140,178
17,067	Del Taco Restaurants, Inc.(b)	224,431
1,314	Delta Apparel, Inc.(b)	23,034
20,502	DeVry Education Group, Inc.	776,001
10,135	Entercom Communications Corp., Class A	128,208
1,763	FTD Cos., Inc.(b)	35,260
32,364	Green Brick Partners, Inc.(b)	333,349
18,491	Guess?, Inc.	206,360
1,212	Haverty Furniture Cos., Inc.	29,876
8,298	International Speedway Corp., Class A	307,856
3,696	Monarch Casino & Resort, Inc.(b)	108,921
2,654	National CineMedia, Inc.	31,503
91,721	Office Depot, Inc.	455,853
6,797	Perry Ellis International, Inc.(b)	139,474
22,558	Regis Corp.(b)	246,108
2,151	Scholastic Corp.	92,988
22,126	Speedway Motorsports, Inc.	399,374
11,008	Stage Stores, Inc.(c)	31,703
3,066	Tuesday Morning Corp.(b)	9,965

		6,438,678

	Consumer Staples—0.3%
2,437	Universal Corp.	178,998
525	Weis Markets, Inc.	30,350

		209,348

	Energy—13.9%
55,824	Alon USA Energy, Inc.	674,912
44,538	Archrock, Inc.	525,548
5,627	Ardmore Shipping Corp. (Ireland)	43,609
56,874	Bill Barrett Corp.(b)	218,396
7,152	Bristow Group, Inc.	95,622
27,810	CARBO Ceramics, Inc.(b)(c)	191,055
62,113	Clean Energy Fuels Corp.(b)	151,556
47,835	Cobalt International Energy, Inc.(b)	18,708
33,498	Contango Oil & Gas Co.(b)	239,846
48,153	Dawson Geophysical Co.(b)	242,210
22,622	Delek US Holdings, Inc.	544,512
94,698	Denbury Resources, Inc.(b)	210,230
88,322	DHT Holdings, Inc.	423,062
24,591	Eclipse Resources Corp.(b)	49,428
11,481	Era Group, Inc.(b)	145,924
74,913	EXCO Resources, Inc.(b)	36,707
14,456	Exterran Corp.(b)	395,661
8,251	Fairmount Santrol Holdings, Inc.(b)(c)	42,575
9,146	Forum Energy Technologies, Inc.(b)	154,567
42,096	Frontline Ltd. (Norway)	279,938
13,156	Gener8 Maritime, Inc.(b)	70,648
8,948	Geospace Technologies Corp.(b)	148,000
19,865	Golar LNG Ltd. (Bermuda)(c)	506,756
622	Green Plains, Inc.	14,306

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
52,423	Helix Energy Solutions Group, Inc.(b)	$320,829
36,255	Hornbeck Offshore Services, Inc.(b)(c)	123,630
44,099	Independence Contract Drilling, Inc.(b)	203,296
2,710	International Seaways Inc.(b)	52,384
23,908	Jones Energy, Inc., Class A(b)(c)	47,816
78,181	McDermott International, Inc.(b)	511,304
2,792	Natural Gas Services Group, Inc.(b)	76,501
200,614	Navios Maritime Acquisition Corp.	339,038
65,819	Newpark Resources, Inc.(b)	503,515
9,549	Oil States International, Inc.(b)	284,083
8,124	Overseas Shipholding Group, Inc., Class A(b)	29,571
61,085	Pacific Ethanol, Inc.(b)	415,378
116,933	Parker Drilling Co.(b)	192,939
365	PDC Energy, Inc.(b)	20,159
70,657	Pioneer Energy Services Corp.(b)	215,504
3,083	Ring Energy, Inc.(b)	36,996
69,148	Scorpio Tankers, Inc. (Monaco)	304,251
6,038	SEACOR Holdings, Inc.(b)	396,455
123,224	Seadrill Ltd. (United Kingdom)(b)	85,000
3,682	SemGroup Corp., Class A	122,611
11,458	Ship Finance International Ltd. (Norway)(c)	160,985
29,526	Teekay Corp. (Bermuda)(c)	256,286
53,546	Teekay Tankers Ltd., Class A (Bermuda)	109,769
46,968	Tesco Corp.(b)	307,640
39,968	Tidewater, Inc.(b)(c)	35,032
22,151	Unit Corp.(b)	476,025
77,687	W&T Offshore, Inc.(b)(c)	158,481
2,536	Western Refining, Inc.(c)	87,467
98,866	Willbros Group, Inc.(b)	271,881

		11,568,602

	Financials—41.1%
8,327	1st Source Corp.	402,277
27,197	AG Mortgage Investment Trust, Inc. REIT	515,383
8,649	American Equity Investment Life Holding Co.	205,154
24,076	Apollo Commercial Real Estate Finance, Inc. REIT	464,426
22,274	Ares Commercial Real Estate Corp. REIT	308,050
1,755	Argo Group International Holdings Ltd.	115,742
24,007	Arlington Asset Investment Corp., Class A(c)	349,542
14,114	ARMOUR Residential REIT, Inc. REIT	339,724
4,125	Arrow Financial Corp.	141,281
26,465	Astoria Financial Corp.	539,621
1,728	Baldwin & Lyons, Inc., Class B	42,336
2,378	BancFirst Corp.	228,407
29,988	Bank Mutual Corp.	275,890
6,300	Bank of Marin Bancorp	397,845
19,200	BankFinancial Corp.	283,776
6,028	Banner Corp.	332,746
9,134	Berkshire Hills Bancorp, Inc.	342,525
5,676	Boston Private Financial Holdings, Inc.	88,546
7,440	Camden National Corp.	318,060
27,410	Capitol Federal Financial, Inc.	401,008
48,611	Capstead Mortgage Corp. REIT	541,527
4,606	Cathay General Bancorp	175,258
5,117	Central Pacific Financial Corp.	160,060
5,062	City Holding Co.	359,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
12,190	Clifton Bancorp, Inc.	$203,573
2,557	Columbia Banking System, Inc.	101,027
3,825	Community Bank System, Inc.	214,009
7,180	Community Trust Bancorp, Inc.	322,741
9,491	CVB Financial Corp.	204,436
58,165	CYS Investments, Inc. REIT	496,148
23,823	Dime Community Bancshares, Inc.	463,357
54,601	Dynex Capital, Inc. REIT	377,839
6,974	EMC Insurance Group, Inc.	200,014
3,037	Enterprise Financial Services Corp.	128,313
16	Equity Bancshares, Inc., Class A(b)	505
5,351	EverBank Financial Corp.	104,345
31,688	EZCORP, Inc., Class A(b)	286,776
26,030	F.N.B. Corp.	370,667
5,610	FBL Financial Group, Inc., Class A	373,065
8,728	Federal Agricultural Mortgage Corp., Class C	497,932
43,490	Ferroglobe Representation & Warranty Insurance Trust(b)	0
4,912	Fidelity & Guaranty Life(c)	139,746
16,864	Fidelity Southern Corp.	379,777
13,131	Financial Institutions, Inc.	439,889
13,538	First Bancorp/Southern Pines NC	406,682
418	First Citizens BancShares, Inc., Class A	145,489
1,977	First Community Bancshares, Inc.	52,311
8,307	First Defiance Financial Corp.	445,588
11,051	First Financial Bancorp	305,560
6,423	First Financial Corp.	313,442
14,030	First Financial Northwest, Inc.	219,990
2,902	First Internet Bancorp	85,754
6,271	First Interstate BancSystem, Inc., Class A	236,730
8,046	First Merchants Corp.	332,944
1,918	First Midwest Bancorp, Inc.	43,558
2,565	First NBC Bank Holding Co.(b)(c)	6,797
732	First of Long Island Corp. (The)	19,910
19,884	Flagstar Bancorp, Inc.(b)	581,408
20,590	Flushing Financial Corp.	606,993
27,802	Fulton Financial Corp.	512,947
2,748	German American Bancorp, Inc.	90,354
1,683	Glacier Bancorp, Inc.	56,852
8,822	Great Southern Bancorp, Inc.	442,423
15,522	Greenlight Capital Re Ltd., Class A(b)	334,499
7,802	Guaranty Bancorp	196,220
4,710	Hancock Holding Co.	219,957
11,375	Hanmi Financial Corp.	330,444
2,589	Heartland Financial USA, Inc.	124,272
17,151	Heritage Financial Corp.	452,786
6,705	Heritage Insurance Holdings, Inc.	81,131
4,395	Hilltop Holdings, Inc.	122,225
3,326	HomeStreet, Inc.(b)	86,476
1,690	Hope Bancorp, Inc.	30,944
888	IBERIABANK Corp.	70,463
21,589	Independent Bank Corp./MI	481,435
9,164	International Bancshares Corp.	342,734
7,233	INTL FCStone, Inc.(b)	270,153
27,424	Invesco Mortgage Capital, Inc. REIT(d)	447,286
3,640	James River Group Holdings Ltd.	158,558

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
13,575	Lakeland Bancorp, Inc.	$264,034
12,187	MainSource Financial Group, Inc.	416,795
34,254	Manning & Napier, Inc., Class A	198,673
5,112	Mercantile Bank Corp.	171,917
116	Meta Financial Group, Inc.	9,848
66,680	MGIC Investment Corp.(b)	702,807
24,098	Mtge Investment Corp. REIT	433,764
835	National Western Life Group, Inc., Class A	255,710
788	Navigators Group, Inc. (The)	42,591
14,585	NBT Bancorp, Inc.	556,855
5,089	Nelnet, Inc., Class A	229,056
17,091	New Residential Investment Corp. REIT	284,907
16,300	Old National Bancorp	273,840
17,984	On Deck Capital, Inc.(b)(c)	85,424
14,230	OneBeacon Insurance Group Ltd., Class A	226,969
10,253	Oppenheimer Holdings, Inc., Class A	177,377
563	Park National Corp.	59,357
12,742	Peapack-Gladstone Financial Corp.	408,509
20,897	PennyMac Financial Services, Inc., Class A(b)	344,801
5,314	Peoples Bancorp, Inc.	177,913
27,435	PHH Corp.(b)	353,912
5,954	Prosperity Bancshares, Inc.	400,109
7,899	Radian Group, Inc.	133,335
1,965	Redwood Trust, Inc. REIT	33,543
14,041	Republic Bancorp, Inc., Class A	505,195
4,506	Resource Capital Corp. REIT	42,131
8,692	S&T Bancorp, Inc.	312,564
346	Safety Insurance Group, Inc.	25,050
7,222	Sandy Spring Bancorp, Inc.	312,352
4,393	Selective Insurance Group, Inc.	231,950
15,746	Sierra Bancorp	394,752
16,436	Southwest Bancorp, Inc.	426,514
8,037	Stewart Information Services Corp.	381,275
8,931	Territorial Bancorp, Inc.	276,415
5,539	TowneBank	179,741
10,657	TriCo Bancshares	377,897
19,263	TrustCo Bank Corp. NY	153,141
9,420	Trustmark Corp.	312,932
7,001	Umpqua Holdings Corp.	123,708
9,222	Union Bankshares Corp.	315,761
6,979	United Bankshares, Inc.	278,462
2,109	United Community Banks, Inc.	57,681
10,994	Univest Corp. of Pennsylvania	333,118
16,768	Washington Federal, Inc.	565,082
1,933	Washington Trust Bancorp, Inc.	95,104
1,298	Webster Financial Corp.	65,951
10,873	WesBanco, Inc.	432,854
41,955	Western Asset Mortgage Capital Corp. REIT	441,786
2,081	Wintrust Financial Corp.	147,460

		34,319,438

	Health Care—3.0%
15,577	AngioDynamics, Inc.(b)	241,755
34,033	Chimerix, Inc.(b)	203,517
28,540	Community Health Systems, Inc.(b)	245,729
8,310	Enanta Pharmaceuticals, Inc.(b)	263,842
4,039	Halyard Health, Inc.(b)	159,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
19,410	Invacare Corp.	$285,327
40,466	Kindred Healthcare, Inc.	388,474
1,041	PharMerica Corp.(b)	24,568
37,901	Tetraphase Pharmaceuticals, Inc.(b)	300,555
38,353	Zogenix, Inc.(b)(c)	421,883

		2,535,191

	Industrials—8.6%
12,412	AAR Corp.	446,708
4,366	Acacia Research Corp.(b)	23,795
6,893	ACCO Brands Corp.(b)	98,225
76,129	ARC Document Solutions, Inc.(b)	280,155
2,282	ArcBest Corp.	60,359
990	Atlas Air Worldwide Holdings, Inc.(b)	57,420
107	Barnes Group, Inc.	5,882
1,756	CBIZ, Inc.(b)	27,657
2,468	Celadon Group, Inc.(c)	9,749
25,833	Columbus McKinnon Corp.	675,016
25,494	Costamare, Inc. (Monaco)	171,830
2,064	Covenant Transportation Group, Inc., Class A(b)	38,659
5,871	DigitalGlobe, Inc.(b)	189,046
8,725	DMC Global, Inc.	133,492
18,999	Engility Holdings, Inc.(b)	538,622
4,865	Ennis, Inc.	85,624
585	Esterline Technologies Corp.(b)	53,498
1,734	GATX Corp.(c)	103,867
31,201	Hardinge, Inc.	327,610
8,502	Harsco Corp.(b)	110,951
6,216	Kennametal, Inc.	258,461
62,463	Kratos Defense & Security Solutions, Inc.(b)	475,968
78,459	Manitowoc Co., Inc. (The)(b)	468,400
17,458	MRC Global, Inc.(b)	318,259
9,204	Powell Industries, Inc.	317,446
3,399	Saia, Inc.(b)	163,662
10,107	SPX FLOW, Inc.(b)	365,267
35,180	Sunrun, Inc.(b)(c)	186,102
35,770	Titan International, Inc.	383,097
20,841	Titan Machinery, Inc.(b)	330,330
11,605	TriMas Corp.(b)	266,335
5,827	Triton International Ltd. (Bermuda)(b)	178,364

		7,149,856

	Information Technology—7.5%
1,182	Actua Corp.(b)	16,548
3,028	Alpha & Omega Semiconductor Ltd.(b)	50,113
23,348	AVX Corp.	394,815
49,917	Bankrate, Inc.(b)	529,120
14,975	Black Box Corp.	148,252
9,931	Cohu, Inc.	186,008
5,740	Comtech Telecommunications Corp.	80,417
12,944	Electro Scientific Industries, Inc.(b)	90,349
15,609	Glu Mobile, Inc.(b)	36,057
18,740	Kopin Corp.(b)	76,459
60,354	Liquidity Services, Inc.(b)	470,761
8,718	ManTech International Corp., Class A	309,489
92,720	Marchex, Inc., Class B(b)	251,271
1,570	Maxwell Technologies, Inc.(b)	9,577

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
5,423	MoneyGram International, Inc.(b)	$96,584
17,574	NCI, Inc., Class A(b)	260,974
29,747	Photronics, Inc.(b)	342,091
20,725	QAD, Inc., Class A	625,895
66,733	RetailMeNot, Inc.(b)	774,103
11,215	Sanmina Corp.(b)	417,759
4,969	TTM Technologies, Inc.(b)	83,131
26,649	Veeco Instruments, Inc.(b)	879,417
13,021	Viavi Solutions, Inc.(b)	130,210

		6,259,400

	Materials—5.3%
32,972	Agrofresh Solutions, Inc.(b)(c)	184,973
32,956	AK Steel Holding Corp.(b)	208,941
15,173	Allegheny Technologies, Inc.(c)	278,425
11,354	Ampco-Pittsburgh Corp.	165,201
8,570	Carpenter Technology Corp.	347,942
20,437	Commercial Metals Co.	380,946
51,406	Ferroglobe PLC	496,068
1,077	Greif, Inc., Class A	63,134
15,438	Haynes International, Inc.	652,873
4,241	Hecla Mining Co.	23,113
4,010	LSB Industries, Inc.(b)(c)	44,190
17,920	Materion Corp.	681,856
3,029	Olympic Steel, Inc.	68,304
8,517	Stillwater Mining Co.(b)	153,136
49,532	SunCoke Energy, Inc.(b)	454,208
83,989	Terravia Holdings, Inc.(b)(c)	39,609
9,851	TimkenSteel Corp.(b)	148,553

		4,391,472

	Real Estate—8.4%
4,867	Agree Realty Corp. REIT	235,952
13,634	Ashford Hospitality Prime, Inc. REIT	144,384
93,118	Ashford Hospitality Trust, Inc. REIT	581,987
18,944	Bluerock Residential Growth REIT, Inc., Class A REIT	236,042
24,499	CatchMark Timber Trust, Inc., Class A REIT	286,883
11,199	Cedar Realty Trust, Inc. REIT	60,251
7,855	Colony Starwood Homes REIT	271,547
34,638	Cousins Properties, Inc. REIT	294,077
35,141	First Potomac Realty Trust REIT	386,551
1,108	Getty Realty Corp. REIT	28,365
8,754	Gladstone Commercial Corp. REIT	195,214
2,395	Global NET Lease, Inc. REIT	56,594
7,815	Government Properties Income Trust REIT(c)	166,616
59,077	Independence Realty Trust, Inc. REIT	543,508
16,214	InfraREIT, Inc. REIT	309,687
23,567	Investors Real Estate Trust REIT	139,281
3,421	Kite Realty Group Trust REIT	69,652
6,320	LaSalle Hotel Properties REIT	180,499
21,437	Lexington Realty Trust REIT	218,014
9,640	Mack-Cali Realty Corp. REIT	260,762
6,846	NorthStar Realty Europe Corp. REIT	79,619
4,197	Parkway, Inc. REIT	84,570
124,804	RAIT Financial Trust REIT	383,148
15,503	Ramco-Gershenson Properties Trust REIT	206,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Russell 2000 Pure Value Portfolio (PXSV) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
5,929	RE/MAX Holdings, Inc., Class A	$350,700
2,960	Select Income REIT	74,178
7,323	Silver Bay Realty Trust Corp. REIT	156,932
9,789	Summit Hotel Properties, Inc. REIT	161,812
36,430	Sunstone Hotel Investors, Inc. REIT	542,443
1,050	Tejon Ranch Co.(b)	24,045
16,057	Tier REIT, Inc. REIT	277,947

		7,007,915

	Telecommunication Services—1.2%
54,899	Iridium Communications, Inc.(b)(c)	581,929
71,920	NII Holdings, Inc.(b)	62,053
20,026	Spok Holdings, Inc.	359,467

		1,003,449

	Utilities—3.1%
909	ALLETE, Inc.	63,548
89,211	Atlantic Power Corp.(b)	223,028
9,273	Avista Corp.	374,073
6,556	Consolidated Water Co. Ltd. (Cayman Islands)	77,361
25,185	Dynegy, Inc.(b)	161,688
1,400	Northwest Natural Gas Co.	83,440
1,996	NorthWestern Corp.	119,321
649	NRG Yield, Inc., Class C	11,487
2,990	Otter Tail Corp.	118,105
5,305	PNM Resources, Inc.	197,611
698	Portland General Electric Co.	31,647
7,262	South Jersey Industries, Inc.	272,470
5,202	Spire, Inc.	356,597
41,915	TerraForm Global, Inc., Class A	199,096
13,564	TerraForm Power, Inc., Class A(b)	170,771
31,935	Vivint Solar, Inc.(b)(c)	95,805

		2,556,048

	Total Common Stocks and Other Equity Interests (Cost $76,366,609)	83,439,397

	Money Market Fund—0.0%
31,625	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(e) (Cost $31,625)	31,625

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $76,398,234)—100.1%	83,471,022

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.6%
4,672,920	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $4,672,920)	$4,672,920

	Total Investments (Cost $81,071,154)—105.7%	88,143,942
	Other assets less liabilities—(5.7)%	(4,728,821)

	Net Assets—100.0%	$83,415,121

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Schedule of Investments(a)

PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—10.5%
310	Adient PLC	$22,804
140	Advance Auto Parts, Inc.	19,900
370	AMC Networks, Inc., Class A(b)	22,082
578	Aramark	21,109
504	AutoNation, Inc.(b)	21,168
29	AutoZone, Inc.(b)	20,073
552	Bed Bath & Beyond, Inc.	21,390
475	Best Buy Co., Inc.	24,610
514	BorgWarner, Inc.	21,732
498	Brinker International, Inc.	22,007
347	Brunswick Corp.	19,692
223	Burlington Stores, Inc.(b)	22,059
454	Cabela’s, Inc.(b)	24,788
33	Cable One, Inc.	22,501
578	CalAtlantic Group, Inc.	20,935
353	CarMax, Inc.(b)	20,650
236	Carter’s, Inc.	21,721
51	Chipotle Mexican Grill, Inc.(b)	24,198
338	Choice Hotels International, Inc.	21,193
490	Cinemark Holdings, Inc.	21,168
3,558	Clear Channel Outdoor Holdings, Inc., Class A	18,324
545	Coach, Inc.	21,468
440	CST Brands, Inc.	21,248
637	D.R. Horton, Inc.	20,951
276	Darden Restaurants, Inc.	23,512
269	Delphi Automotive PLC	21,628
447	Dick’s Sporting Goods, Inc.	22,596
448	Dillard’s, Inc., Class A	24,806
765	Discovery Communications, Inc., Class A(b)	22,017
307	Dollar General Corp.	22,322
285	Dollar Tree, Inc.(b)	23,589
115	Domino’s Pizza, Inc.	20,860
371	Dunkin’ Brands Group, Inc.	20,724
167	Expedia, Inc.	22,331
1,303	Extended Stay America, Inc.	22,724
291	Foot Locker, Inc.	22,506
884	GameStop Corp., Class A	20,058
909	Gap, Inc. (The)	23,816
411	Garmin Ltd.	20,895
1,010	Gentex Corp.	20,856
227	Genuine Parts Co.	20,889
589	Goodyear Tire & Rubber Co. (The)	21,339
37	Graham Holdings Co., Class B	22,263
8,653	Groupon, Inc., Class A(b)	33,920
930	H&R Block, Inc.	23,055
1,042	Hanesbrands, Inc.	22,726
350	Harley-Davidson, Inc.	19,883
212	Hasbro, Inc.	21,011
734	Hilton Grand Vacations, Inc.(b)	24,567
363	Hilton Worldwide Holdings, Inc.	21,406
400	Hyatt Hotels Corp., Class A(b)	22,200
904	International Game Technology PLC	20,069
872	Interpublic Group of Cos., Inc. (The)	20,553
3,850	J.C. Penney Co., Inc.(b)(c)	20,713
401	John Wiley & Sons, Inc., Class A	21,133
923	Kate Spade & Co.(b)	16,060
564	Kohl’s Corp.	22,013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
440	L Brands, Inc.	$23,236
154	Lear Corp.	21,970
420	Leggett & Platt, Inc.	22,067
416	Lennar Corp., Class A	21,008
249	Liberty Broadband Corp., Class C(b)	22,699
465	Liberty Expedia Holdings, Inc., Class A(b)	22,464
1,098	Liberty Interactive Corp. QVC Group, Series A(b)	23,256
548	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	20,819
489	Liberty Ventures, Series A(b)	26,333
836	Lions Gate Entertainment Corp., Class A	21,878
723	Live Nation Entertainment, Inc.(b)	23,252
717	LKQ Corp.(b)	22,399
336	Lululemon Athletica, Inc.(b)	17,472
749	Macy’s, Inc.	21,886
108	Madison Square Garden Co. (The), Class A(b)	21,791
227	Marriott International, Inc., Class A	21,433
844	Mattel, Inc.	18,922
817	MGM Resorts International(b)	25,090
569	Michael Kors Holdings Ltd.(b)	21,241
972	Michaels Cos., Inc. (The)(b)	22,706
92	Mohawk Industries, Inc.(b)	21,601
300	Murphy USA, Inc.(b)	20,871
442	Newell Brands, Inc.	21,101
1,687	News Corp., Class A	21,459
509	Nordstrom, Inc.	24,569
414	Norwegian Cruise Line Holdings Ltd.(b)	22,327
10	NVR, Inc.(b)	21,112
251	Omnicom Group, Inc.	20,612
78	O’Reilly Automotive, Inc.(b)	19,356
86	Panera Bread Co., Class A(b)	26,890
458	Penske Automotive Group, Inc.	21,851
252	Polaris Industries, Inc.(c)	21,486
178	Pool Corp.	21,292
904	PulteGroup, Inc.	20,494
215	PVH Corp.	21,721
267	Ralph Lauren Corp., Class A	21,552
966	Regal Entertainment Group, Class A	21,320
322	Ross Stores, Inc.	20,930
213	Royal Caribbean Cruises Ltd.	22,706
1,050	Sally Beauty Holdings, Inc.(b)	19,971
271	Scripps Networks Interactive, Inc., Class A	20,249
696	Service Corp. International	22,425
537	Servicemaster Global Holdings, Inc.(b)	20,460
310	Signet Jewelers Ltd.	20,410
4,127	Sirius XM Holdings, Inc.(c)	20,429
367	Six Flags Entertainment Corp.	22,978
772	Skechers U.S.A., Inc., Class A(b)	19,493
2,485	Staples, Inc.	24,278
826	TEGNA, Inc.	21,046
477	Tempur Sealy International, Inc.(b)(c)	22,395
217	Thor Industries, Inc.	20,871
222	Tiffany & Co.	20,346
591	Toll Brothers, Inc.	21,270
306	Tractor Supply Co.	18,944
564	Tribune Media Co., Class A	20,620
498	TripAdvisor, Inc.(b)	22,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
339	Tupperware Brands Corp.	$24,344
79	Ulta Beauty, Inc.(b)	22,234
1,116	Under Armour, Inc., Class A(b)(c)	23,983
921	Urban Outfitters, Inc.(b)	21,072
112	Vail Resorts, Inc.	22,138
493	Viacom, Inc., Class B	20,982
1,023	Vista Outdoor, Inc.(b)	20,010
222	Visteon Corp.(b)	22,855
1,572	Wendy’s Co. (The)	23,171
124	Whirlpool Corp.	23,024
437	Williams-Sonoma, Inc.	23,620
252	Wyndham Worldwide Corp.	24,018
189	Wynn Resorts Ltd.	23,249

		2,755,283

	Consumer Staples—11.0%
3,564	Blue Buffalo Pet Products, Inc.(b)	87,853
1,757	Brown-Forman Corp., Class B	83,141
1,039	Bunge Ltd.	82,112
1,444	Campbell Soup Co.	83,088
744	Casey’s General Stores, Inc.	83,380
1,646	Church & Dwight Co., Inc.	81,526
604	Clorox Co. (The)	80,749
2,061	Conagra Brands, Inc.	79,926
1,151	Coty, Inc., Class A	20,545
860	Dr Pepper Snapple Group, Inc.	78,819
1,129	Edgewell Personal Care Co.(b)	80,712
1,480	Energizer Holdings, Inc.	87,660
4,282	Flowers Foods, Inc.	83,970
2,230	Hain Celestial Group, Inc. (The)(b)	82,488
1,461	Herbalife Ltd.(b)(c)	92,423
766	Hershey Co. (The)	82,881
2,396	Hormel Foods Corp.	84,052
689	Ingredion, Inc.	85,312
622	JM Smucker Co. (The)	78,820
1,138	Kellogg Co.	80,798
1,934	Lamb Weston Holdings, Inc.	80,744
822	McCormick & Co., Inc.	82,118
942	Mead Johnson Nutrition Co.	83,574
855	Molson Coors Brewing Co., Class B	81,986
1,535	Nu Skin Enterprises, Inc., Class A	84,778
3,761	Pilgrim’s Pride Corp.	97,636
1,433	Pinnacle Foods, Inc.	83,329
984	Post Holdings, Inc.(b)	82,843
18,226	Rite Aid Corp.(b)	72,904
592	Spectrum Brands Holdings, Inc.	85,088
3,652	Sprouts Farmers Market, Inc.(b)	81,476
991	TreeHouse Foods, Inc.(b)	86,812
1,329	Tyson Foods, Inc., Class A	85,401
3,056	US Foods Holding Corp.(b)	86,179
2,843	Whole Foods Market, Inc.	103,400

		2,878,523

	Energy—10.2%
2,293	Antero Resources Corp.(b)	48,589
863	Baker Hughes, Inc.	51,236
2,234	Cabot Oil & Gas Corp.	51,918

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
1,146	Cheniere Energy, Inc.(b)	$51,971
10,028	Chesapeake Energy Corp.(b)(c)	52,747
436	Cimarex Energy Co.	50,873
415	Concho Resources, Inc.(b)	52,564
3,251	CONSOL Energy, Inc.(b)	49,350
1,211	Continental Resources, Inc.(b)	51,359
1,306	Devon Energy Corp.	51,574
3,266	Diamond Offshore Drilling, Inc.(b)	47,096
524	Diamondback Energy, Inc.(b)	52,316
989	Dril-Quip, Inc.(b)	50,983
980	Energen Corp.(b)	50,950
6,062	Ensco PLC, Class A	47,829
895	EQT Corp.	52,035
3,035	Extraction Oil & Gas, Inc.(b)	47,498
5,187	Frank’s International NV(c)	47,202
3,212	Gulfport Energy Corp.(b)	51,007
774	Helmerich & Payne, Inc.	46,935
1,097	Hess Corp.	53,567
1,888	HollyFrontier Corp.	53,128
9,018	Kosmos Energy Ltd.(b)	54,198
3,960	Laredo Petroleum, Inc.(b)	50,926
3,477	Marathon Oil Corp.	51,703
1,035	Marathon Petroleum Corp.	52,723
1,960	Murphy Oil Corp.	51,313
4,032	Nabors Industries Ltd.	41,691
1,329	National Oilwell Varco, Inc.	46,475
1,524	Newfield Exploration Co.(b)	52,761
8,755	Noble Corp. PLC	42,024
1,548	Noble Energy, Inc.	50,047
2,014	Oceaneering International, Inc.	53,149
977	ONEOK, Inc.	51,400
1,691	Parsley Energy, Inc., Class A(b)	50,375
2,084	Patterson-UTI Energy, Inc.	45,108
2,440	PBF Energy, Inc., Class A	54,461
4,261	QEP Resources, Inc.(b)	50,322
1,874	Range Resources Corp.	49,642
2,452	Rice Energy, Inc.(b)	52,203
3,520	Rowan Cos. PLC, Class A(b)	49,526
2,935	RPC, Inc.(c)	53,329
2,420	SM Energy Co.	54,668
6,769	Southwestern Energy Co.(b)	50,835
3,704	Superior Energy Services, Inc.(b)	44,744
900	Targa Resources Corp.	49,617
624	Tesoro Corp.	49,739
4,160	Transocean Ltd.(b)	45,885
8,695	Weatherford International PLC(b)	50,170
6,105	Whiting Petroleum Corp.(b)	50,672
1,797	Williams Cos., Inc. (The)	55,042
1,452	World Fuel Services Corp.	53,477
4,232	WPX Energy, Inc.(b)	50,488

		2,671,440

	Financials—5.7%
88	Affiliated Managers Group, Inc.	14,572
702	Agnc Investment Corp. REIT	14,791
24	Alleghany Corp.(b)	14,657
262	Allied World Assurance Co. Holdings AG	13,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
692	Ally Financial, Inc.	$13,702
148	American Financial Group, Inc.	14,402
121	American National Insurance Co.	14,147
111	Ameriprise Financial, Inc.	14,191
784	AmTrust Financial Services, Inc.	12,583
1,245	Annaly Capital Management, Inc. REIT	14,703
149	Arch Capital Group Ltd.(b)	14,449
248	Arthur J. Gallagher & Co.	13,841
518	Artisan Partners Asset Management, Inc., Class A	15,177
265	Aspen Insurance Holdings Ltd. (Bermuda)	13,873
592	Associated Banc-Corp.	14,741
146	Assurant, Inc.	14,051
378	Assured Guaranty Ltd.	14,413
274	Athene Holding Ltd., Class A(b)	14,607
209	Axis Capital Holdings Ltd.	13,773
176	Bank of Hawaii Corp.	14,341
390	BankUnited, Inc.	13,763
185	BOK Financial Corp.	15,594
328	Brown & Brown, Inc.	14,071
175	CBOE Holdings, Inc.	14,422
694	Chimera Investment Corp. REIT	14,130
192	Cincinnati Financial Corp.	13,841
341	CIT Group, Inc.	15,792
403	Citizens Financial Group, Inc.	14,794
320	CNA Financial Corp.	14,483
208	Comerica, Inc.	14,706
255	Commerce Bancshares, Inc.	14,012
75	Credit Acceptance Corp.(b)(c)	15,244
163	Cullen/Frost Bankers, Inc.	15,386
724	Donnelley Financial Solutions, Inc.(b)	16,087
413	E*TRADE Financial Corp.(b)	14,269
276	East West Bancorp, Inc.	14,979
311	Eaton Vance Corp.	13,351
115	Erie Indemnity Co., Class A	14,239
60	Everest Re Group Ltd.	15,103
79	FactSet Research Systems, Inc.	12,898
545	Federated Investors, Inc., Class B	14,617
556	Fifth Third Bancorp	13,583
361	First American Financial Corp.	15,671
473	First Hawaiian, Inc.	14,081
766	First Horizon National Corp.	14,056
154	First Republic Bank	14,239
362	FNF Group	14,824
155	Hanover Insurance Group, Inc. (The)	13,682
293	Hartford Financial Services Group, Inc. (The)	14,169
1,071	Huntington Bancshares, Inc.	13,773
398	Interactive Brokers Group, Inc., Class A	13,862
461	Invesco Ltd.(d)	15,185
808	KeyCorp	14,738
309	Lazard Ltd., Class A	13,268
400	Legg Mason, Inc.	14,952
541	Leucadia National Corp.	13,736
218	Lincoln National Corp.	14,373
301	Loews Corp.	14,033
354	LPL Financial Holdings, Inc.	14,882

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
90	M&T Bank Corp.	$13,987
15	Markel Corp.(b)	14,544
75	MarketAxess Holdings, Inc.	14,439
236	Mercury General Corp.	14,512
1,711	MFA Financial, Inc. REIT	14,218
124	Moody’s Corp.	14,672
178	Morningstar, Inc.	13,017
144	MSCI, Inc.	14,446
200	Nasdaq, Inc.	13,774
994	Navient Corp.	15,109
1,003	New York Community Bancorp, Inc.	13,330
161	Northern Trust Corp.	14,490
693	Old Republic International Corp.	14,331
548	OneMain Holdings, Inc.(b)	12,779
273	PacWest Bancorp	13,483
780	People’s United Financial, Inc.	13,627
360	Popular, Inc.	15,088
224	Principal Financial Group, Inc.	14,589
236	ProAssurance Corp.	14,608
352	Progressive Corp. (The)	13,981
186	Raymond James Financial, Inc.	13,861
980	Regions Financial Corp.	13,475
111	Reinsurance Group of America, Inc.	13,879
95	RenaissanceRe Holdings Ltd. (Bermuda)	13,506
1,076	Santander Consumer USA Holdings, Inc.(b)	13,708
275	SEI Investments Co.	13,945
96	Signature Bank(b)	13,291
1,188	SLM Corp.(b)	14,898
619	Starwood Property Trust, Inc. REIT	14,045
254	SunTrust Banks, Inc.	14,430
78	SVB Financial Group(b)	13,723
417	Synchrony Financial	11,593
354	Synovus Financial Corp.	14,797
204	T. Rowe Price Group, Inc.	14,462
881	TCF Financial Corp.	14,545
368	TD Ameritrade Holding Corp.	14,083
850	TFS Financial Corp.	14,059
182	Torchmark Corp.	13,961
1,434	Two Harbors Investment Corp. REIT	14,326
303	Unum Group	14,038
248	Validus Holdings Ltd.	13,709
372	Voya Financial, Inc.	13,905
197	W.R. Berkley Corp.	13,392
295	Western Alliance Bancorp(b)	14,131
16	White Mountains Insurance Group Ltd.	13,743
349	XL Group Ltd. (Bermuda)	14,606
341	Zions Bancorporation	13,650

		1,506,597

	Health Care—12.0%
335	ABIOMED, Inc.(b)	43,657
1,047	Acadia Healthcare Co., Inc.(b)	45,628
1,202	ACADIA Pharmaceuticals, Inc.(b)	41,265
779	Agilent Technologies, Inc.	42,884
765	Agios Pharmaceuticals, Inc.(b)	38,028
1,858	Akorn, Inc.(b)	62,150
1,093	Alere, Inc.(b)	53,743

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
368	Align Technology, Inc.(b)	$49,540
706	Alkermes PLC(b)	41,124
3,568	Allscripts Healthcare Solutions, Inc.(b)	42,709
779	Alnylam Pharmaceuticals, Inc.(b)	41,754
482	AmerisourceBergen Corp.	39,548
383	athenahealth, Inc.(b)	37,538
477	BioMarin Pharmaceutical, Inc.(b)	45,716
207	Bio-Rad Laboratories, Inc., Class A(b)	45,180
400	Bio-Techne Corp.	42,832
3,443	Brookdale Senior Living, Inc.(b)	44,725
1,784	Bruker Corp.	43,512
167	C.R. Bard, Inc.	51,349
634	Centene Corp.(b)	47,170
733	Cerner Corp.(b)	47,462
472	Charles River Laboratories International, Inc.(b)	42,338
213	Cooper Cos., Inc. (The)	42,670
627	DaVita, Inc.(b)	43,269
665	DENTSPLY Sirona, Inc.	42,055
544	DexCom, Inc.(b)	42,410
439	Edwards Lifesciences Corp.(b)	48,145
4,147	Endo International PLC(b)	47,151
665	Envision Healthcare Corp.(b)	37,260
242	Henry Schein, Inc.(b)	42,060
596	Hill-Rom Holdings, Inc.	45,081
981	Hologic, Inc.(b)	44,292
271	IDEXX Laboratories, Inc.(b)	45,455
247	Illumina, Inc.(b)	45,660
298	Incyte Corp.(b)	37,035
2,956	Inovalon Holdings, Inc., Class A(b)(c)	36,211
358	Intercept Pharmaceuticals, Inc.(b)	40,221
2,188	Intrexon Corp.(b)(c)	45,598
56	Intuitive Surgical, Inc.(b)	46,809
1,092	Ionis Pharmaceuticals, Inc.(b)	52,623
2,043	Juno Therapeutics, Inc.(b)(c)	50,952
293	Laboratory Corp. of America Holdings(b)	41,064
691	LifePoint Health, Inc.(b)	42,946
959	Mallinckrodt PLC(b)	44,996
611	MEDNAX, Inc.(b)	36,880
59	Mettler-Toledo International, Inc.(b)	30,292
998	Neurocrine Biosciences, Inc.(b)	53,293
5,415	OPKO Health, Inc.(b)(c)	42,075
1,569	Patheon NV(b)	42,222
937	Patterson Cos., Inc.	41,687
719	PerkinElmer, Inc.	42,716
608	Perrigo Co. PLC	44,955
1,388	Premier, Inc., Class A(b)	46,914
1,441	Qiagen N.V.	43,360
422	Quest Diagnostics, Inc.	44,525
535	Quintiles IMS Holdings, Inc.(b)	45,090
581	ResMed, Inc.	39,502
655	Seattle Genetics, Inc.(b)	44,736
213	Teleflex, Inc.	44,068
2,434	Tenet Healthcare Corp.(b)	38,141
298	United Therapeutics Corp.(b)	37,459
349	Universal Health Services, Inc., Class B	42,145
1,332	Varex Imaging Corp.(b)	44,702

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
454	Varian Medical Systems, Inc.(b)	$41,196
452	VCA, Inc.(b)	41,390
832	Veeva Systems, Inc., Class A(b)	44,612
1,501	VWR Corp.(b)	42,418
180	Waters Corp.(b)	30,580
302	WellCare Health Plans, Inc.(b)	46,330
521	West Pharmaceutical Services, Inc.	47,948
344	Zimmer Biomet Holdings, Inc.	41,160
770	Zoetis, Inc.	43,205

		3,137,416

	Industrials—12.5%
547	A.O. Smith Corp.	29,472
244	Acuity Brands, Inc.	42,968
811	AECOM(b)	27,744
469	AGCO Corp.	30,011
738	Air Lease Corp.	28,147
298	Alaska Air Group, Inc.	25,357
374	Allegion PLC	29,411
792	Allison Transmission Holdings, Inc.	30,635
57	AMERCO	21,344
677	American Airlines Group, Inc.	28,854
524	AMETEK, Inc.	29,973
1,050	Arconic, Inc.	28,696
1,098	Armstrong World Industries, Inc.(b)	51,331
741	Avis Budget Group, Inc.(b)	22,600
585	BWX Technologies, Inc.	28,764
361	C.H. Robinson Worldwide, Inc.	26,245
261	Carlisle Cos., Inc.	26,463
966	Chicago Bridge & Iron Co. NV	29,057
222	Cintas Corp.	27,188
508	Clean Harbors, Inc.(b)	29,520
736	Colfax Corp.(b)	29,786
257	Copa Holdings SA, Class A (Panama)	29,920
912	Copart, Inc.(b)	28,181
1,838	Covanta Holding Corp.	26,743
382	Crane Co.	30,526
184	Cummins, Inc.	27,773
623	Donaldson Co., Inc.	28,832
358	Dover Corp.	28,239
134	Dun & Bradstreet Corp. (The)	14,688
103	Equifax, Inc.	13,937
502	Expeditors International of Washington, Inc.	28,157
966	Fastenal Co.	43,161
608	Flowserve Corp.	30,929
531	Fluor Corp.	27,251
352	Fortune Brands Home & Security, Inc.	22,436
429	Genesee & Wyoming, Inc., Class A(b)	29,069
299	Graco, Inc.	32,247
693	HD Supply Holdings, Inc.(b)	27,928
410	HEICO Corp.	29,139
599	Herc Holdings, Inc.(b)	27,237
1,189	Hertz Global Holdings, Inc.(b)	19,607
927	Hexcel Corp.	47,972
237	Hubbell, Inc.	26,812
135	Huntington Ingalls Industries, Inc.	27,120
306	IDEX Corp.	32,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
617	Ingersoll-Rand PLC	$54,759
709	ITT, Inc.	29,870
309	J.B. Hunt Transport Services, Inc.	27,705
512	Jacobs Engineering Group, Inc.	28,119
1,407	JetBlue Airways Corp.(b)	30,715
675	Johnson Controls International PLC	28,060
340	Kansas City Southern	30,624
486	KAR Auction Services, Inc.	21,199
2,003	KBR, Inc.	28,142
412	Kirby Corp.(b)	29,087
167	L3 Technologies, Inc.	28,686
335	Landstar System, Inc.	28,626
289	Lennox International, Inc.	47,798
328	Lincoln Electric Holdings, Inc.	29,202
1,143	LSC Communications, Inc.	29,569
353	Macquarie Infrastructure Corp.	28,724
281	ManpowerGroup, Inc.	28,375
1,441	Masco Corp.	53,346
206	Middleby Corp. (The)(b)	28,043
279	MSC Industrial Direct Co., Inc., Class A	24,979
513	Nielsen Holdings PLC	21,100
228	Nordson Corp.	28,546
329	Old Dominion Freight Line, Inc.	29,123
283	Orbital ATK, Inc.	28,017
410	Oshkosh Corp.	28,450
803	Owens Corning	48,863
415	PACCAR, Inc.	27,693
177	Parker-Hannifin Corp.	28,462
460	Pentair PLC (United Kingdom)	29,675
2,229	Pitney Bowes, Inc.	29,623
769	Quanta Services, Inc.(b)	27,253
381	Regal Beloit Corp.	30,042
447	Republic Services, Inc.	28,157
575	Robert Half International, Inc.	26,479
182	Rockwell Automation, Inc.	28,638
423	Rockwell Collins, Inc.	44,030
778	Rollins, Inc.	30,210
135	Roper Technologies, Inc.	29,525
2,383	RR Donnelley & Sons Co.	29,954
385	Ryder System, Inc.	26,145
175	Snap-on, Inc.	29,318
490	Spirit AeroSystems Holdings, Inc., Class A	28,008
557	Spirit Airlines, Inc.(b)	31,899
214	Stanley Black & Decker, Inc.	29,136
342	Stericycle, Inc.(b)	29,186
936	Terex Corp.	32,741
597	Textron, Inc.	27,856
1,116	Timken Co. (The)	53,847
458	Toro Co. (The)	29,733
137	TransDigm Group, Inc.	33,802
370	TransUnion(b)	14,811
1,070	Trinity Industries, Inc.	28,783
415	United Continental Holdings, Inc.(b)	29,137
232	United Rentals, Inc.(b)	25,441
1,479	USG Corp.(b)	44,814
326	Valmont Industries, Inc.	49,666

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
350	Verisk Analytics, Inc.(b)	$28,984
121	W.W. Grainger, Inc.	23,317
182	WABCO Holdings, Inc.(b)	21,634
369	Wabtec Corp.	30,955
345	Watsco, Inc.	47,886
1,456	Welbilt, Inc.(b)	29,848
411	WESCO International, Inc.(b)	25,050
573	Xylem, Inc.	29,458

		3,294,450

	Information Technology—13.5%
541	Akamai Technologies, Inc.(b)	32,969
62	Alliance Data Systems Corp.	15,477
553	Amdocs Ltd.	33,866
486	Amphenol Corp., Class A	35,143
422	Analog Devices, Inc.	32,156
323	ANSYS, Inc.(b)	35,582
265	Arista Networks, Inc.(b)	37,005
1,291	ARRIS International PLC(b)	33,553
473	Arrow Electronics, Inc.(b)	33,346
1,176	Atlassian Corp. PLC, Class A (Australia)(b)	40,548
402	Autodesk, Inc.(b)	36,208
776	Avnet, Inc.	30,023
904	Black Knight Financial Services, Inc., Class A(b)	37,426
766	Booz Allen Hamilton Holding Corp.	27,522
205	Broadridge Financial Solutions, Inc.	14,338
2,759	Brocade Communications Systems, Inc.	34,681
1,079	CA, Inc.	35,424
1,085	Cadence Design Systems, Inc.(b)	35,338
529	CDK Global, Inc.	34,390
593	CDW Corp.	35,040
413	Citrix Systems, Inc.(b)	33,428
429	Cognex Corp.	36,611
2,232	CommerceHub, Inc., Series C(b)	35,533
851	CommScope Holding Co., Inc.(b)	35,776
1,753	Conduent, Inc.(b)	28,591
356	CoreLogic, Inc.(b)	15,215
136	CoStar Group, Inc.(b)	32,761
1,292	Cree, Inc.(b)	28,269
1,175	CSRA, Inc.	34,169
2,456	Cypress Semiconductor Corp.	34,409
673	Dolby Laboratories, Inc., Class A	35,487
301	DST Systems, Inc.	37,056
625	EchoStar Corp., Class A(b)	35,975
389	Electronic Arts, Inc.(b)	36,885
167	Euronet Worldwide, Inc.(b)	13,798
235	F5 Networks, Inc.(b)	30,346
175	Fidelity National Information Services, Inc.	14,733
2,825	FireEye, Inc.(b)	35,341
928	First Data Corp., Class A(b)	14,495
1,786	First Solar, Inc.(b)	52,776
120	Fiserv, Inc.(b)	14,297
3,928	Fitbit, Inc., Class A(b)	22,468
88	FleetCor Technologies, Inc.(b)	12,420
772	FLIR Systems, Inc.	28,356
947	Fortinet, Inc.(b)	36,933
316	Gartner, Inc.(b)	36,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,153	Genpact Ltd.	$28,156
177	Global Payments, Inc.	14,471
940	GoDaddy, Inc., Class A(b)	36,585
620	Guidewire Software, Inc.(b)	38,124
309	Harris Corp.	34,574
476	IAC/InterActiveCorp.(b)	39,513
290	IPG Photonics Corp.(b)	36,633
1,197	Jabil Circuit, Inc.	34,737
149	Jack Henry & Associates, Inc.	14,441
1,237	Juniper Networks, Inc.	37,197
753	Keysight Technologies, Inc.(b)	28,185
362	KLA-Tencor Corp.	35,556
275	Lam Research Corp.	39,834
654	Leidos Holdings, Inc.	34,440
701	Manhattan Associates, Inc.(b)	32,730
2,165	Marvell Technology Group Ltd. (Bermuda)	32,518
2,155	Match Group, Inc.(b)(c)	40,148
763	Maxim Integrated Products, Inc.	33,686
473	Microchip Technology, Inc.	35,749
1,301	Micron Technology, Inc.(b)	35,999
411	Motorola Solutions, Inc.	35,334
872	National Instruments Corp.	30,442
789	NCR Corp.(b)	32,546
842	NetApp, Inc.	33,554
2,096	Nuance Communications, Inc.(b)	37,497
1,778	Nutanix, Inc., Class A(b)(c)	27,008
322	NVIDIA Corp.	33,585
2,302	ON Semiconductor Corp.(b)	32,642
308	Palo Alto Networks, Inc.(b)	33,390
1,838	Pandora Media, Inc.(b)(c)	19,942
456	Paychex, Inc.	27,032
661	PTC, Inc.(b)	35,727
515	Qorvo, Inc.(b)	35,035
416	Red Hat, Inc.(b)	36,641
1,645	Sabre Corp.	38,509
408	ServiceNow, Inc.(b)	38,548
357	Skyworks Solutions, Inc.	35,607
567	Splunk, Inc.(b)	36,464
839	Square, Inc., Class A(b)	15,303
965	SS&C Technologies Holdings, Inc.	35,454
8,206	SunPower Corp.(b)(c)	56,950
1,122	Symantec Corp.	35,489
484	Synopsys, Inc.(b)	35,671
720	Tableau Software, Inc., Class A(b)	38,650
1,131	Teradata Corp.(b)	33,003
1,127	Teradyne, Inc.	39,749
267	Total System Services, Inc.	15,302
897	Trimble, Inc.(b)	31,781
1,185	Twilio, Inc., Class A(b)(c)	39,164
2,307	Twitter, Inc.(b)	38,019
223	Tyler Technologies, Inc.(b)	36,481
180	Ultimate Software Group, Inc. (The)(b)	36,481
218	Vantiv, Inc., Class A(b)	13,525
1,835	VeriFone Systems, Inc.(b)	34,021
394	VeriSign, Inc.(b)(c)	35,034
452	Western Digital Corp.	40,260

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
693	Western Union Co. (The)	$13,763
136	WEX, Inc.(b)	13,799
423	Workday, Inc., Class A(b)	36,970
3,892	Xerox Corp.	27,983
585	Xilinx, Inc.	36,919
1,051	Yelp, Inc., Class A(b)	37,216
323	Zebra Technologies Corp., Class A(b)	30,449
416	Zillow Group, Inc., Class C(b)	16,224
12,255	Zynga, Inc., Class A(b)	35,417

		3,544,071

	Materials—9.0%
469	Albemarle Corp.	51,079
1,479	Alcoa Corp.	49,887
639	AptarGroup, Inc.	51,312
411	Ashland Global Holdings, Inc.	50,758
352	Avery Dennison Corp.	29,290
1,574	Axalta Coating Systems Ltd.(b)	49,376
663	Ball Corp.	50,978
1,003	Bemis Co., Inc.	45,065
1,019	Berry Global Group, Inc.(b)	50,950
846	Cabot Corp.	50,921
546	Celanese Corp., Series A	47,524
1,677	CF Industries Holdings, Inc.	44,843
735	Compass Minerals International, Inc.(c)	48,510
924	Crown Holdings, Inc.(b)	51,827
1,301	Domtar Corp.	51,585
503	Eagle Materials, Inc.	48,273
632	Eastman Chemical Co.	50,402
801	FMC Corp.	58,657
3,841	Freeport-McMoRan, Inc.(b)	48,973
3,759	Graphic Packaging Holding Co.	51,047
2,146	Huntsman Corp.	53,156
365	International Flavors & Fragrances, Inc.	50,585
960	International Paper Co.	51,811
231	Martin Marietta Materials, Inc.	50,864
1,699	Mosaic Co. (The)	45,754
110	NewMarket Corp.	51,777
1,466	Newmont Mining Corp.	49,565
804	Nucor Corp.	49,309
2,435	Owens-Illinois, Inc.(b)	53,132
533	Packaging Corp. of America	52,650
3,905	Platform Specialty Products Corp.(b)	55,334
621	Reliance Steel & Aluminum Co.	48,947
734	Royal Gold, Inc.	51,879
906	RPM International, Inc.	47,619
534	Scotts Miracle-Gro Co. (The)	51,584
1,084	Sealed Air Corp.	47,718
819	Silgan Holdings, Inc.	49,648
918	Sonoco Products Co.	48,021
1,354	Southern Copper Corp. (Peru)	47,891
1,428	Steel Dynamics, Inc.	51,608
6,642	Tahoe Resources, Inc.	53,535
1,449	United States Steel Corp.	32,342
444	Valspar Corp. (The)	49,923
2,148	Valvoline, Inc.(c)	47,793
427	Vulcan Materials Co.	51,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
704	W.R. Grace & Co.	$49,083
755	Westlake Chemical Corp.	46,999
931	WestRock Co.	49,864

		2,371,264

	Real Estate—4.3%
124	Alexandria Real Estate Equities, Inc. REIT	13,951
291	American Campus Communities, Inc. REIT	13,791
593	American Homes 4 Rent, Class A REIT	13,669
312	Apartment Investment & Management Co., Class A REIT	13,647
748	Apple Hospitality REIT, Inc. REIT	14,010
75	AvalonBay Communities, Inc. REIT	14,238
104	Boston Properties, Inc. REIT	13,166
857	Brandywine Realty Trust REIT	14,543
649	Brixmor Property Group, Inc. REIT	12,818
171	Camden Property Trust REIT	14,078
553	Care Capital Properties, Inc. REIT	14,859
399	CBRE Group, Inc., Class A(b)	14,288
1,078	Colony Northstar, Inc., Class A REIT	14,089
640	Columbia Property Trust, Inc. REIT	14,400
428	CoreCivic, Inc. REIT	14,745
412	Corporate Office Properties Trust REIT	13,489
522	CubeSmart REIT	13,227
274	CyrusOne, Inc. REIT	14,971
293	DCT Industrial Trust, Inc. REIT	14,814
1,096	DDR Corp. REIT	11,848
133	Digital Realty Trust, Inc. REIT	15,274
362	Douglas Emmett, Inc. REIT	13,637
537	Duke Realty Corp. REIT	14,891
669	Empire State Realty Trust, Inc., Class A REIT	13,915
190	EPR Properties REIT	13,815
36	Equinix, Inc. REIT	15,037
444	Equity Commonwealth REIT(b)	14,204
176	Equity LifeStyle Properties, Inc. REIT	14,240
59	Essex Property Trust, Inc. REIT	14,424
185	Extra Space Storage, Inc. REIT	13,973
103	Federal Realty Investment Trust REIT	13,482
643	Forest City Realty Trust, Inc., Class A REIT	14,532
436	Gaming and Leisure Properties, Inc. REIT	15,173
606	GGP, Inc. REIT	13,096
456	HCP, Inc. REIT	14,296
451	Healthcare Trust of America, Inc., Class A REIT	14,382
281	Highwoods Properties, Inc. REIT	14,297
447	Hospitality Properties Trust REIT	14,228
774	Host Hotels & Resorts, Inc. REIT	13,893
121	Howard Hughes Corp. (The)(b)	14,896
649	Invitation Homes, Inc. REIT(b)	13,986
398	Iron Mountain, Inc. REIT	13,834
129	Jones Lang LaSalle, Inc.	14,817
191	Kilroy Realty Corp. REIT	13,471
620	Kimco Realty Corp. REIT	12,580
182	Lamar Advertising Co., Class A REIT	13,117
362	Liberty Property Trust REIT	14,686
165	Life Storage, Inc. REIT	12,934
220	Macerich Co. (The) REIT	13,735
137	Mid-America Apartment Communities, Inc. REIT	13,592

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
318	National Retail Properties, Inc. REIT	$13,426
435	OMEGA Healthcare Investors, Inc. REIT	14,355
527	Outfront Media, Inc. REIT	13,786
860	Paramount Group, Inc. REIT	14,104
531	Park Hotels & Resorts, Inc. REIT	13,631
649	Piedmont Office Realty Trust, Inc., Class A REIT	14,181
274	Prologis, Inc. REIT	14,908
763	Quality Care Properties, Inc. REIT(b)	13,238
502	Rayonier, Inc. REIT	14,166
481	Realogy Holdings Corp.	14,695
234	Realty Income Corp. REIT	13,654
207	Regency Centers Corp. REIT	13,078
968	Retail Properties of America, Inc., Class A REIT	12,913
118	SBA Communications Corp. REIT(b)	14,926
695	Senior Housing Properties Trust REIT	14,956
130	SL Green Realty Corp. REIT	13,641
1,375	Spirit Realty Capital, Inc. REIT	12,953
594	STORE Capital Corp. REIT	14,250
172	Sun Communities, Inc. REIT	14,381
432	Tanger Factory Outlet Centers, Inc. REIT	13,474
214	Taubman Centers, Inc. REIT	13,386
383	UDR, Inc. REIT	14,301
544	Uniti Group, Inc. REIT	14,938
221	Ventas, Inc. REIT	14,146
1,633	VEREIT, Inc. REIT	13,668
136	Vornado Realty Trust REIT	13,089
414	Weingarten Realty Investors REIT	13,567
200	Welltower, Inc. REIT	14,288
417	Weyerhaeuser Co. REIT	14,124
226	WP Carey, Inc. REIT	14,148

		1,119,449

	Telecommunication Services—2.1%
3,216	CenturyLink, Inc.(c)	82,555
37,552	Frontier Communications Corp.(c)	70,598
1,299	Level 3 Communications, Inc.(b)	78,927
8,615	Sprint Corp.(b)	77,793
2,886	Telephone & Data Systems, Inc.	79,250
1,990	United States Cellular Corp.(b)	77,968
2,201	Zayo Group Holdings, Inc.(b)	77,189

		544,280

	Utilities—9.1%
6,517	AES Corp. (The)	73,707
1,829	Alliant Energy Corp.	71,916
1,301	Ameren Corp.	71,152
953	American Water Works Co., Inc.	76,011
2,300	Aqua America, Inc.	76,107
892	Atmos Energy Corp.	72,270
1,697	Avangrid, Inc.	73,819
6,794	Calpine Corp.(b)	69,299
2,625	CenterPoint Energy, Inc.	74,891
1,617	CMS Energy Corp.	73,412
932	Consolidated Edison, Inc.	73,889
715	DTE Energy Co.	74,782
908	Edison International	72,613
948	Entergy Corp.	72,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Russell Midcap Equal Weight Portfolio (EQWM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,208	Eversource Energy	$71,755
2,337	FirstEnergy Corp.	69,970
2,527	Great Plains Energy, Inc.	74,774
2,178	Hawaiian Electric Industries, Inc.	73,007
2,688	MDU Resources Group, Inc.	72,307
1,181	National Fuel Gas Co.	65,404
3,068	NiSource, Inc.	74,399
4,014	NRG Energy, Inc.	67,837
2,050	OGE Energy Corp.	71,299
871	Pinnacle West Capital Corp.	74,113
1,938	PPL Corp.	73,857
1,618	Public Service Enterprise Group, Inc.	71,273
1,092	SCANA Corp.	72,410
651	Sempra Energy	73,576
1,458	UGI Corp.	73,133
1,256	Vectren Corp.	74,632
1,201	WEC Energy Group, Inc.	72,685
1,335	Westar Energy, Inc.	69,460
1,634	Xcel Energy, Inc.	73,612

		2,395,665

	Total Common Stocks and Other Equity Interests (Cost $24,401,310)	26,218,438

	Money Market Fund—0.3%
72,772	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(e) (Cost $72,772)	72,772

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $24,474,082)—100.2%	26,291,210

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.7%
982,310	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $982,310)	982,310

	Total Investments (Cost $25,456,392)—103.9%	27,273,520
	Other assets less liabilities—(3.9)%	(1,031,101)

	Net Assets—100.0%	$26,242,419

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—21.1%
14,737	AMC Networks, Inc., Class A(b)	$879,504
869	Cable One, Inc.	592,536
5,630	Carter’s, Inc.	518,185
2,115	Delphi Automotive PLC	170,046
5,691	Dollar General Corp.	413,793
9,394	Dollar Tree, Inc.(b)	777,541
4,724	Domino’s Pizza, Inc.	856,886
8,657	Interpublic Group of Cos., Inc. (The)	204,046
9,860	Lululemon Athletica, Inc.(b)	512,720
1,086	Newell Brands, Inc.	51,846
413	NVR, Inc.(b)	871,946
3,142	O’Reilly Automotive, Inc.(b)	779,687
3,685	Panera Bread Co., Class A(b)	1,152,226
8,777	Pool Corp.	1,049,905
7,293	Ross Stores, Inc.	474,045
3,000	Servicemaster Global Holdings, Inc.(b)	114,300
16,642	Tempur Sealy International, Inc.(b)(c)	781,342
8,037	Tractor Supply Co.	497,571
4,425	Ulta Beauty, Inc.(b)	1,245,372
26,352	Under Armour, Inc., Class A(b)(c)	566,304
3,923	Vail Resorts, Inc.	775,420
11,203	Wyndham Worldwide Corp.	1,067,758

		14,352,979

	Consumer Staples—2.2%
41,129	Blue Buffalo Pet Products, Inc.(b)	1,013,830
21,152	Sprouts Farmers Market, Inc.(b)	471,901

		1,485,731

	Financials—5.6%
4,477	Eaton Vance Corp.	192,198
4,588	FactSet Research Systems, Inc.	749,037
7,264	MarketAxess Holdings, Inc.	1,398,465
823	Morningstar, Inc.	60,186
10,438	MSCI, Inc.	1,047,140
7,275	SEI Investments Co.	368,915

		3,815,941

	Health Care—24.8%
10,810	ABIOMED, Inc.(b)	1,408,759
6,499	Agios Pharmaceuticals, Inc.(b)	323,065
12,857	Akorn, Inc.(b)	430,067
9,810	Align Technology, Inc.(b)	1,320,622
5,397	Alkermes PLC(b)	314,375
10,368	AmerisourceBergen Corp.	850,694
152	Aquabounty Technologies, Inc.(b)	1,181
8,392	athenahealth, Inc.(b)	822,500
1,991	BioMarin Pharmaceutical, Inc.(b)	190,818
428	C.R. Bard, Inc.	131,602
18,182	Cerner Corp.(b)	1,177,285
5,340	Charles River Laboratories International, Inc.(b)	478,998
6,132	DexCom, Inc.(b)	478,051
8,017	Edwards Lifesciences Corp.(b)	879,224
1,087	Henry Schein, Inc.(b)	188,921
3,590	Hologic, Inc.(b)	162,089
7,455	Illumina, Inc.(b)	1,378,131
13,015	Incyte Corp.(b)	1,617,504

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
8,689	Inovalon Holdings, Inc., Class A(b)(c)	$106,440
10,266	Intrexon Corp.(b)(c)	213,944
302	Intuitive Surgical, Inc.(b)	252,433
14,537	Ionis Pharmaceuticals, Inc.(b)	700,538
1,436	Mettler-Toledo International, Inc.(b)	737,271
14,340	Seattle Genetics, Inc.(b)	979,422
9,131	Tenet Healthcare Corp.(b)	143,083
688	VCA, Inc.(b)	63,000
24,136	Veeva Systems, Inc., Class A(b)	1,294,172
2,114	West Pharmaceutical Services, Inc.	194,551
365	Zoetis, Inc.	20,480

		16,859,220

	Industrials—9.8%
2,109	Acuity Brands, Inc.	371,395
3,155	C.H. Robinson Worldwide, Inc.	229,369
4,552	Cintas Corp.	557,483
35,726	Copart, Inc.(b)	1,103,933
597	Equifax, Inc.	80,780
10,963	HEICO Corp.	779,140
6,288	J.B. Hunt Transport Services, Inc.	563,782
6,933	Middleby Corp. (The)(b)	943,789
6,145	Nordson Corp.	769,354
4,750	Robert Half International, Inc.	218,738
8,784	Toro Co. (The)	570,257
390	Verisk Analytics, Inc.(b)	32,296
2,987	Watsco, Inc.	414,596

		6,634,912

	Information Technology—32.7%
2,960	Alliance Data Systems Corp.	738,905
8,028	Amphenol Corp., Class A	580,505
9,181	Arista Networks, Inc.(b)	1,282,035
16,712	Atlassian Corp. PLC, Class A (Australia)(b)	576,230
13,812	Black Knight Financial Services, Inc., Class A(b)	571,817
471	Broadridge Financial Solutions, Inc.	32,942
14,681	CDK Global, Inc.	954,412
3,380	Citrix Systems, Inc.(b)	273,577
2,164	CoStar Group, Inc.(b)	521,286
15,380	CSRA, Inc.	447,250
397	DST Systems, Inc.	48,875
6,756	Euronet Worldwide, Inc.(b)	558,181
3,122	F5 Networks, Inc.(b)	403,144
57,348	First Data Corp., Class A(b)	895,776
3,428	Fiserv, Inc.(b)	408,412
1,553	FleetCor Technologies, Inc.(b)	219,190
27,097	Fortinet, Inc.(b)	1,056,783
4,850	Gartner, Inc.(b)	553,336
11,383	Genpact Ltd.	277,973
11,383	Global Payments, Inc.	930,674
10,286	GoDaddy, Inc., Class A(b)	400,331
3,099	Jack Henry & Associates, Inc.	300,355
13,339	Manhattan Associates, Inc.(b)	622,798
15,303	Match Group, Inc.(b)(c)	285,095
7,971	Microchip Technology, Inc.	602,448
13,390	NVIDIA Corp.	1,396,577
5,704	Palo Alto Networks, Inc.(b)	618,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Russell Midcap Pure Growth Portfolio (PXMG) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
3,852	Paychex, Inc.	$228,346
11,745	Red Hat, Inc.(b)	1,034,500
13,678	ServiceNow, Inc.(b)	1,292,297
5,066	Splunk, Inc.(b)	325,794
24,358	Square, Inc., Class A(b)	444,290
8,286	Tableau Software, Inc., Class A(b)	444,792
11,154	Total System Services, Inc.	639,236
5,870	Tyler Technologies, Inc.(b)	960,273
4,764	Ultimate Software Group, Inc. (The)(b)	965,520
3,833	Workday, Inc., Class A(b)	335,004

		22,227,330

	Real Estate—3.7%
50,530	Colony Northstar, Inc., Class A REIT	660,427
2,436	Equinix, Inc. REIT	1,017,517
4,554	Extra Space Storage, Inc. REIT	343,964
15,082	Gaming and Leisure Properties, Inc. REIT	524,854

		2,546,762

	Telecommunication Services—0.1%
1,377	Zayo Group Holdings, Inc.(b)	48,291

	Total Common Stocks and Other Equity Interests (Cost $57,403,327)	67,971,166

	Money Market Fund—0.1%
74,905	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $74,905)	74,905

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $57,478,232)—100.1%	68,046,071

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
1,988,851	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,988,851)	1,988,851

	Total Investments (Cost $59,467,083)—103.0%	70,034,922
	Other assets less liabilities—(3.0)%	(2,067,820)

	Net Assets—100.0%	$67,967,102

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Schedule of Investments(a)

PowerShares Russell Midcap Pure Value Portfolio (PXMV)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.0%
7,891	Best Buy Co., Inc.	$408,833
1,262	GameStop Corp., Class A	28,635
7,708	Garmin Ltd.	391,875
227	Graham Holdings Co., Class B	136,586
31,037	J.C. Penney Co., Inc.(b)(c)	166,979
4,734	John Wiley & Sons, Inc., Class A	249,482
1,387	Liberty Broadband Corp., Class C(c)	126,439
58,759	News Corp., Class A	747,414
3,428	Penske Automotive Group, Inc.	163,550
1,946	PVH Corp.	196,604
83,219	Staples, Inc.	813,049

		3,429,446

	Energy—16.5%
12,160	Baker Hughes, Inc.	721,939
10,753	Cheniere Energy, Inc.(c)	487,649
30,558	CONSOL Energy, Inc.(c)	463,871
21,970	Diamond Offshore Drilling, Inc.(b)(c)	316,807
7,108	Energen Corp.(c)	369,545
59,761	Ensco PLC, Class A	471,514
26,613	Frank’s International NV(b)	242,178
7,354	Helmerich & Payne, Inc.	445,947
9,569	Hess Corp.	467,254
21,978	HollyFrontier Corp.	618,461
41,867	Marathon Oil Corp.	622,562
13,926	Murphy Oil Corp.	364,583
62,910	Nabors Industries Ltd.	650,489
9,723	National Oilwell Varco, Inc.	340,013
19,219	Noble Corp. PLC	92,251
14,940	Noble Energy, Inc.	483,010
29,002	Patterson-UTI Energy, Inc.	627,748
17,103	QEP Resources, Inc.(c)	201,987
33,724	Superior Energy Services, Inc.(c)	407,386
13,343	Targa Resources Corp.	735,600
78	Tesoro Corp.	6,217
60,525	Transocean Ltd.(c)	667,591
100,852	Weatherford International PLC(b)(c)	581,916
37,430	Whiting Petroleum Corp.(c)	310,669
45,320	WPX Energy, Inc.(c)	540,668

		11,237,855

	Financials—29.0%
35,811	Agnc Investment Corp. REIT	754,538
1,212	American National Insurance Co.	141,707
73,383	Annaly Capital Management, Inc. REIT	866,653
1,805	Arch Capital Group Ltd.(c)	175,031
1,958	Aspen Insurance Holdings Ltd. (Bermuda)	102,501
13,823	Associated Banc-Corp.	344,193
55	Assurant, Inc.	5,293
29,178	Assured Guaranty Ltd.	1,112,557
2,484	Bank of Hawaii Corp.	202,396
2,317	BankUnited, Inc.	81,767
9,959	BOK Financial Corp.	839,444
50,044	Chimera Investment Corp. REIT	1,018,896
19,315	CIT Group, Inc.(b)	894,478
15,529	Comerica, Inc.	1,097,900
227	Commerce Bancshares, Inc.	12,474
5,039	Cullen/Frost Bankers, Inc.	475,631

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,668	E*TRADE Financial Corp.(c)	$230,380
5,606	East West Bancorp, Inc.	304,238
39,445	Fifth Third Bancorp	963,641
1,810	First American Financial Corp.	78,572
12,423	Hartford Financial Services Group, Inc. (The)	600,776
3,937	Huntington Bancshares, Inc.	50,630
2,707	KeyCorp	49,376
903	M&T Bank Corp.	140,335
106,266	MFA Financial, Inc. REIT	883,071
19,014	Navient Corp.	289,013
45,973	New York Community Bancorp, Inc.	610,981
32,028	Old Republic International Corp.	662,339
14,681	PacWest Bancorp	725,095
24,886	Popular, Inc.	1,042,972
44	Principal Financial Group, Inc.	2,866
4,766	ProAssurance Corp.	295,015
54,175	Regions Financial Corp.	744,906
1,305	RenaissanceRe Holdings Ltd. (Bermuda)	185,532
68,092	SLM Corp.(c)	853,874
14,279	SunTrust Banks, Inc.	811,190
87,181	Two Harbors Investment Corp. REIT	870,938
7,236	Validus Holdings Ltd.	400,006
961	White Mountains Insurance Group Ltd.	825,441

		19,746,646

	Health Care—1.9%
3,104	Bio-Rad Laboratories, Inc., Class A(c)	677,479
47,146	Endo International PLC(c)	536,050
1,209	Perrigo Co. PLC	89,393

		1,302,922

	Industrials—10.2%
4,611	AGCO Corp.	295,058
27,597	Arconic, Inc.	754,226
6	Fluor Corp.	308
12,435	ITT, Inc.	523,886
9,829	Jacobs Engineering Group, Inc.	539,809
45,473	KBR, Inc.	638,896
2,515	Macquarie Infrastructure Corp.	204,646
4,308	Oshkosh Corp.	298,932
267	Pentair PLC (United Kingdom)	17,224
9,052	Regal Beloit Corp.	713,750
5,852	Ryder System, Inc.	397,409
16,743	Terex Corp.	585,670
18,332	Timken Co. (The)	884,519
12,466	United Continental Holdings, Inc.(c)	875,238
3,248	WESCO International, Inc.(c)	197,966

		6,927,537

	Information Technology—4.7%
8,824	Avnet, Inc.	341,400
27,005	Brocade Communications Systems, Inc.	339,453
10,122	CA, Inc.	332,305
10,296	Conduent, Inc.(c)	167,928
8,788	EchoStar Corp., Class A(c)	505,837
10,309	First Solar, Inc.(b)(c)	304,631
16,087	Marvell Technology Group Ltd. (Bermuda)	241,627
29,206	SunPower Corp.(b)(c)	202,690
2,669	Western Digital Corp.	237,728

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Russell Midcap Pure Value Portfolio (PXMV) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
51,481	Xerox Corp.	$370,148
66,417	Zynga, Inc., Class A(c)	191,945

		3,235,692

	Materials—3.5%
9,163	Alcoa Corp.	309,068
1,540	Ashland Global Holdings, Inc.	190,190
10,203	CF Industries Holdings, Inc.	272,828
24,387	Huntsman Corp.	604,066
6,645	Mosaic Co. (The)	178,950
14,748	United States Steel Corp.	329,176
3,617	Westlake Chemical Corp.	225,158
5,466	WestRock Co.	292,759

		2,402,195

	Real Estate—11.6%
33,446	American Homes 4 Rent, Class A REIT	770,930
783	AvalonBay Communities, Inc. REIT	148,645
20,773	Brandywine Realty Trust REIT	352,518
6,254	CoreCivic, Inc. REIT	215,450
23,001	Corporate Office Properties Trust REIT	753,053
8,506	DCT Industrial Trust, Inc. REIT	430,064
30,404	DDR Corp. REIT	328,667
20,089	Duke Realty Corp. REIT	557,068
1,376	EPR Properties REIT	100,049
18,596	Equity Commonwealth REIT(c)	594,886
34,799	Host Hotels & Resorts, Inc. REIT	624,642
11,224	Liberty Property Trust REIT	455,358
1,704	Macerich Co. (The) REIT	106,381
2,129	Mid-America Apartment Communities, Inc. REIT	211,218
20,748	Paramount Group, Inc. REIT	340,267
2,264	Prologis, Inc. REIT	123,184
19,508	Rayonier, Inc. REIT	550,516
1,897	SL Green Realty Corp. REIT	199,052
5,008	Sun Communities, Inc. REIT	418,719
12,142	Uniti Group, Inc. REIT	333,419
30,382	VEREIT, Inc. REIT	254,297
796	Weingarten Realty Investors REIT	26,085

		7,894,468

	Telecommunication Services—2.8%
5,073	CenturyLink, Inc.(b)	130,224
117,377	Frontier Communications Corp.(b)	220,669
56,729	Sprint Corp.(c)	512,263
15,895	Telephone & Data Systems, Inc.	436,476
15,407	United States Cellular Corp.(c)	603,646

		1,903,278

	Utilities—14.8%
28,227	AES Corp. (The)	319,247
8,794	Alliant Energy Corp.	345,780
13,097	Ameren Corp.	716,275
548	American Water Works Co., Inc.	43,709
7,590	Atmos Energy Corp.	614,942
2,276	CenterPoint Energy, Inc.	64,934
10,192	Consolidated Edison, Inc.	808,022
1,191	DTE Energy Co.	124,567
10,798	Edison International	863,516

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
6,924	Entergy Corp.	$528,024
11,474	Eversource Energy	681,556
22,472	FirstEnergy Corp.	672,812
16,787	Hawaiian Electric Industries, Inc.	562,700
2,838	National Fuel Gas Co.	157,168
9,781	Pinnacle West Capital Corp.	832,265
12,270	PPL Corp.	467,610
11,647	Public Service Enterprise Group, Inc.	513,050
10,339	SCANA Corp.	685,579
945	Sempra Energy	106,804
2,483	UGI Corp.	124,547
1,956	WEC Energy Group, Inc.	118,377
16,792	Xcel Energy, Inc.	756,480

		10,107,964

	Total Common Stocks and Other Equity Interests (Cost $66,852,200)	68,188,003

	Money Market Fund—0.1%
53,914	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $53,914)	53,914

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $66,906,114)—100.1%	68,241,917

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.6%
1,807,860	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,807,860)	1,807,860

	Total Investments (Cost $68,713,974)—102.7%	70,049,777
	Other assets less liabilities—(2.7)%	(1,846,467)

	Net Assets—100.0%	$68,203,310

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments(a)

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.9%
227	Amazon.com, Inc.(b)	$209,973
3,302	Carnival Corp.	203,964
2,896	CBS Corp., Class B	192,758
597	Charter Communications, Inc., Class A(b)	206,060
5,194	Comcast Corp., Class A	203,553
3,124	DISH Network Corp., Class A(b)	201,310
16,562	Ford Motor Co.	189,966
5,642	General Motors Co.	195,439
1,307	Home Depot, Inc. (The)	204,023
3,477	Las Vegas Sands Corp.	205,108
2,344	Lowe’s Cos., Inc.	198,959
1,498	McDonald’s Corp.	209,615
1,363	Netflix, Inc.(b)	207,449
3,490	NIKE, Inc., Class B	193,381
111	Priceline Group, Inc. (The)(b)	204,997
3,461	Starbucks Corp.	207,868
3,638	Target Corp.	203,182
759	Tesla, Inc.(b)	238,379
1,988	Time Warner, Inc.	197,349
2,464	TJX Cos., Inc. (The)	193,769
6,170	Twenty-First Century Fox, Inc., Class A	188,432
3,587	VF Corp.	195,958
1,722	Walt Disney Co. (The)	199,063
7,343	Yum China Holdings, Inc.(b)	250,543
3,059	Yum! Brands, Inc.	201,129

		5,102,227

	Consumer Staples—10.3%
2,611	Altria Group, Inc.	187,418
4,237	Archer-Daniels-Midland Co.	193,843
4,584	Coca-Cola Co. (The)	197,800
2,615	Colgate-Palmolive Co.	188,385
1,188	Constellation Brands, Inc., Class A	204,977
1,157	Costco Wholesale Corp.	205,391
2,468	CVS Health Corp.	203,462
2,234	Estee Lauder Cos., Inc. (The), Class A	194,671
3,256	General Mills, Inc.	187,252
1,454	Kimberly-Clark Corp.	188,656
2,101	Kraft Heinz Co. (The)	189,909
6,606	Kroger Co. (The)	195,868
4,391	Mondelez International, Inc., Class A	197,727
4,151	Monster Beverage Corp.(b)	188,372
1,729	PepsiCo, Inc.	195,861
1,711	Philip Morris International, Inc.	189,647
2,129	Procter & Gamble Co. (The)	185,925
3,104	Reynolds American, Inc.	200,208
3,671	Sysco Corp.	194,086
2,329	Walgreens Boots Alliance, Inc.	201,552
2,766	Wal-Mart Stores, Inc.	207,948

		4,098,958

	Energy—6.2%
3,179	Anadarko Petroleum Corp.	181,267
3,859	Apache Corp.	187,702
1,791	Chevron Corp.	191,100
4,345	ConocoPhillips	208,169
2,039	EOG Resources, Inc.	188,607

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
2,361	Exxon Mobil Corp.	$192,776
3,889	Halliburton Co.	178,427
9,139	Kinder Morgan, Inc.	188,537
3,066	Occidental Petroleum Corp.	188,682
2,463	Phillips 66	195,956
1,065	Pioneer Natural Resources Co.	184,234
2,488	Schlumberger Ltd.	180,604
2,880	Valero Energy Corp.	186,077

		2,452,138

	Financials—15.1%
2,684	Aflac, Inc.	200,978
2,379	Allstate Corp. (The)	193,389
2,483	American Express Co.	196,778
3,151	American International Group, Inc.	191,927
1,645	Aon PLC	197,137
8,378	Bank of America Corp.	195,542
4,176	Bank of New York Mellon Corp. (The)	196,523
4,361	BB&T Corp.	188,308
1,137	Berkshire Hathaway, Inc., Class B(b)	187,844
515	BlackRock, Inc.	198,054
2,307	Capital One Financial Corp.	185,437
4,811	Charles Schwab Corp. (The)	186,907
1,414	Chubb Ltd.	194,071
3,330	Citigroup, Inc.	196,870
1,621	CME Group, Inc.	188,344
2,868	Discover Financial Services	179,508
4,662	Franklin Resources, Inc.	200,979
833	Goldman Sachs Group, Inc. (The)	186,425
3,228	Intercontinental Exchange, Inc.	194,326
2,212	JPMorgan Chase & Co.	192,444
2,590	Marsh & McLennan Cos., Inc.	191,997
3,713	MetLife, Inc.	192,371
4,539	Morgan Stanley	196,856
1,620	PNC Financial Services Group, Inc. (The)	193,995
1,832	Prudential Financial, Inc.	196,079
1,497	S&P Global, Inc.	200,882
2,501	State Street Corp.	209,834
4,431	Thomson Reuters Corp.	201,300
1,594	Travelers Cos., Inc. (The)	193,926
3,676	U.S. Bancorp	188,505
3,498	Wells Fargo & Co.	188,332

		6,005,868

	Health Care—16.5%
4,317	Abbott Laboratories	188,394
2,944	AbbVie, Inc.	194,127
1,512	Aetna, Inc.	204,226
1,608	Alexion Pharmaceuticals, Inc.(b)	205,470
821	Allergan PLC	200,209
1,165	Amgen, Inc.	190,268
1,169	Anthem, Inc.	207,953
3,740	Baxter International, Inc.	208,243
1,052	Becton, Dickinson and Co.	196,692
702	Biogen, Inc.(b)	190,389
3,830	Bioverativ, Inc.(b)	225,242
7,970	Boston Scientific Corp.(b)	210,249

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
3,465	Bristol-Myers Squibb Co.	$194,213
2,383	Cardinal Health, Inc.	172,982
1,568	Celgene Corp.(b)	194,510
1,296	Cigna Corp.	202,656
2,240	Danaher Corp.	186,659
2,290	Eli Lilly & Co.	187,917
3,020	Express Scripts Holding Co.(b)	185,247
2,865	Gilead Sciences, Inc.	196,396
2,324	HCA Holdings, Inc.(b)	195,704
920	Humana, Inc.	204,222
1,535	Johnson & Johnson	189,527
1,326	McKesson Corp.	183,373
2,391	Medtronic PLC	198,668
3,055	Merck & Co., Inc.	190,418
4,646	Mylan NV(b)	173,528
5,637	Pfizer, Inc.	191,207
530	Regeneron Pharmaceuticals, Inc.(b)	205,900
1,469	Stryker Corp.	200,328
1,251	Thermo Fisher Scientific, Inc.	206,828
1,170	UnitedHealth Group, Inc.	204,610
2,171	Vertex Pharmaceuticals, Inc.(b)	256,829

		6,543,184

	Industrials—11.6%
1,006	3M Co.	197,005
1,090	Boeing Co. (The)	201,465
2,096	Caterpillar, Inc.	214,337
4,192	CSX Corp.	213,121
1,765	Deere & Co.	196,992
4,209	Delta Air Lines, Inc.	191,257
2,655	Eaton Corp. PLC	200,824
3,277	Emerson Electric Co.	197,537
1,021	FedEx Corp.	193,684
3,302	Fortive Corp.	208,884
1,019	General Dynamics Corp.	197,472
6,525	General Electric Co.	189,160
1,540	Honeywell International, Inc.	201,955
1,448	Illinois Tool Works, Inc.	199,954
717	Lockheed Martin Corp.	193,196
1,748	Norfolk Southern Corp.	205,372
808	Northrop Grumman Corp.	198,736
1,262	Raytheon Co.	195,875
3,691	Southwest Airlines Co.	207,508
1,860	Union Pacific Corp.	208,246
1,830	United Parcel Service, Inc., Class B	196,652
1,728	United Technologies Corp.	205,615
2,664	Waste Management, Inc.	193,886

		4,608,733

	Information Technology—15.1%
1,600	Accenture PLC, Class A	194,080
3,962	Activision Blizzard, Inc.	207,014
1,524	Adobe Systems, Inc.(b)	203,820
236	Alphabet, Inc., Class C(b)	213,807
1,372	Apple, Inc.	197,088
4,975	Applied Materials, Inc.	202,035
1,867	Automatic Data Processing, Inc.	195,083

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
891	Broadcom Ltd.	$196,742
5,691	Cisco Systems, Inc.	193,892
3,290	Cognizant Technology Solutions Corp., Class A(b)	198,157
7,070	Corning, Inc.	203,969
3,064	Dell Technologies, Inc., Class V(b)	205,625
728	Dxc Technology Co.(b)	54,848
5,766	eBay, Inc.(b)	192,642
1,386	Facebook, Inc., Class A(b)	208,247
8,478	Hewlett Packard Enterprise Co.	157,945
11,231	HP, Inc.	211,367
5,480	Intel Corp.	198,102
1,105	International Business Machines Corp.	177,120
1,611	Intuit, Inc.	201,713
1,732	Mastercard, Inc., Class A	201,466
2,980	Microsoft Corp.	204,011
4,300	Oracle Corp.	193,328
4,481	PayPal Holdings, Inc.(b)	213,833
3,402	QUALCOMM, Inc.	182,823
2,372	salesforce.com, inc.(b)	204,277
2,396	Texas Instruments, Inc.	189,715
6,456	Versum Materials, Inc.	206,721
2,175	Visa, Inc., Class A	198,404
2,121	VMware, Inc., Class A(b)	199,629
4,147	Yahoo!, Inc.(b)	199,927

		6,007,430

	Materials—5.0%
7,230	Advansix, Inc.(b)	197,090
1,411	Air Products & Chemicals, Inc.	198,246
3,028	Dow Chemical Co. (The)	190,158
2,399	E.I. du Pont de Nemours & Co.	191,320
1,557	Ecolab, Inc.	200,993
2,189	LyondellBasell Industries NV, Class A	185,540
1,707	Monsanto Co.	199,053
1,847	PPG Industries, Inc.	202,874
1,643	Praxair, Inc.	205,342
623	Sherwin-Williams Co. (The)	208,506

		1,979,122

	Real Estate—2.5%
1,625	American Tower Corp. REIT	204,653
2,078	Crown Castle International Corp. REIT	196,579
3,061	Equity Residential REIT	197,679
855	Public Storage REIT	179,020
1,153	Simon Property Group, Inc. REIT	190,545

		968,476

	Telecommunication Services—1.4%
4,641	AT&T, Inc.	183,923
3,062	T-Mobile US, Inc.(b)	205,981
3,894	Verizon Communications, Inc.	178,773

		568,677

	Utilities—3.4%
2,866	American Electric Power Co., Inc.	194,401
2,469	Dominion Resources, Inc.	191,175
2,338	Duke Energy Corp.	192,885
5,375	Exelon Corp.	186,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,463	NextEra Energy, Inc.	$195,398
2,862	PG&E Corp.	191,897
3,838	Southern Co. (The)	191,133

		1,343,025

	Total Common Stocks and Other Equity Interests (Cost $34,942,852)	39,677,838

	Money Market Fund—0.1%
46,473	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $46,473)	46,473

	Total Investments (Cost $34,989,325)—100.1%	39,724,311
	Other assets less liabilities—(0.1)%	(20,880)

	Net Assets—100.0%	$39,703,431

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Schedule of Investments(a)

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—30.3%
5,015	Amazon.com, Inc.(b)	$4,638,825
20,548	CBS Corp., Class B	1,367,675
2,827	Charter Communications, Inc., Class A(b)	975,767
17,247	Home Depot, Inc. (The)	2,692,257
16,232	Las Vegas Sands Corp.	957,526
38,201	Lowe’s Cos., Inc.	3,242,501
3,872	McDonald’s Corp.	541,809
35,126	Netflix, Inc.(b)	5,346,177
55,874	NIKE, Inc., Class B	3,095,978
2,867	Priceline Group, Inc. (The)(b)	5,294,833
59,681	Starbucks Corp.	3,584,441
16,317	Tesla, Inc.(b)(c)	5,124,680
35,420	TJX Cos., Inc. (The)	2,785,429
22,696	VF Corp.	1,239,882
9,496	Walt Disney Co. (The)	1,097,738
22,912	Yum China Holdings, Inc.(b)	781,757
22,885	Yum! Brands, Inc.	1,504,689

		44,271,964

	Consumer Staples—9.3%
1,425	Altria Group, Inc.	102,286
16,732	Constellation Brands, Inc., Class A	2,886,939
11,358	Costco Wholesale Corp.	2,016,272
23,983	Estee Lauder Cos., Inc. (The), Class A	2,089,879
2,807	General Mills, Inc.	161,431
66,367	Kroger Co. (The)	1,967,782
61,983	Monster Beverage Corp.(b)	2,812,788
29,247	Sysco Corp.	1,546,289

		13,583,666

	Financials—1.8%
6,562	Aon PLC	786,390
14,644	Marsh & McLennan Cos., Inc.	1,085,560
5,418	S&P Global, Inc.	727,041

		2,598,991

	Health Care—17.8%
49,027	AbbVie, Inc.	3,232,840
10,949	Alexion Pharmaceuticals, Inc.(b)	1,399,063
8,816	Amgen, Inc.	1,439,829
13,127	Becton, Dickinson and Co.	2,454,355
7,459	Biogen, Inc.(b)	2,022,956
3,720	Bioverativ, Inc.(b)	218,773
30,171	Boston Scientific Corp.(b)	795,911
5,052	Bristol-Myers Squibb Co.	283,165
34,178	Celgene Corp.(b)	4,239,781
2,940	Eli Lilly & Co.	241,257
12,563	Gilead Sciences, Inc.	861,194
4,321	McKesson Corp.	597,551
9,172	Regeneron Pharmaceuticals, Inc.(b)	3,563,230
12,025	Stryker Corp.	1,639,849
1,182	UnitedHealth Group, Inc.	206,708
24,260	Vertex Pharmaceuticals, Inc.(b)	2,869,958

		26,066,420

	Industrials—7.0%
6,247	3M Co.	1,223,350
20,666	Boeing Co. (The)	3,819,697

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,667	FedEx Corp.	$316,230
2,399	Honeywell International, Inc.	314,605
3,532	Illinois Tool Works, Inc.	487,734
5,221	Lockheed Martin Corp.	1,406,798
1,929	Northrop Grumman Corp.	474,457
21,872	Southwest Airlines Co.	1,229,644
8,747	United Parcel Service, Inc., Class B	939,952

		10,212,467

	Information Technology—26.1%
17,963	Accenture PLC, Class A	2,178,912
21,407	Activision Blizzard, Inc.	1,118,516
20,041	Adobe Systems, Inc.(b)	2,680,283
2,910	Alphabet, Inc., Class C(b)	2,636,344
22,198	Automatic Data Processing, Inc.	2,319,469
18,281	Broadcom Ltd.	4,036,628
18,732	Cognizant Technology Solutions Corp., Class A(b)	1,128,228
6,993	eBay, Inc.(b)	233,636
23,488	Facebook, Inc., Class A(b)	3,529,072
24,342	Intuit, Inc.	3,047,862
37,690	Mastercard, Inc., Class A	4,384,101
22,698	Microsoft Corp.	1,553,905
21,853	PayPal Holdings, Inc.(b)	1,042,825
43,730	salesforce.com, inc.(b)	3,766,028
11,114	Texas Instruments, Inc.	880,006
40,840	Visa, Inc., Class A	3,725,425

		38,261,240

	Materials—3.4%
98	Advansix, Inc.(b)	2,671
8,494	E.I. du Pont de Nemours & Co.	677,397
10,814	Ecolab, Inc.	1,395,979
18,252	PPG Industries, Inc.	2,004,800
2,590	Sherwin-Williams Co. (The)	866,821

		4,947,668

	Real Estate—4.2%
33,807	American Tower Corp. REIT	4,257,653
9,376	Public Storage REIT	1,963,147

		6,220,800

	Total Common Stocks and Other Equity Interests (Cost $125,481,110)	146,163,216

	Money Market Fund—0.1%
86,282	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $86,282)	86,282

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $125,567,392)—100.0%	146,249,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG) (continued)

April 30, 2017

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.5%
5,088,195	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $5,088,195)	$5,088,195

	Total Investments (Cost $130,655,587)—103.5%	151,337,693
	Other assets less liabilities—(3.5)%	(5,082,069)

	Net Assets—100.0%	$146,255,624

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Schedule of Investments(a)

PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—3.6%
18,444	Carnival Corp.	$1,139,285
84,504	Ford Motor Co.	969,261
15,767	General Motors Co.	546,169

		2,654,715

	Consumer Staples—4.4%
28,659	Archer-Daniels-Midland Co.	1,311,149
17,231	Mondelez International, Inc., Class A	775,912
8,405	Procter & Gamble Co. (The)	734,009
5,968	Wal-Mart Stores, Inc.	448,674

		3,269,744

	Energy—16.3%
25,204	Anadarko Petroleum Corp.	1,437,132
7,005	Chevron Corp.	747,434
39,092	ConocoPhillips	1,872,898
16,476	Exxon Mobil Corp.	1,345,265
2,394	Halliburton Co.	109,837
100,622	Kinder Morgan, Inc.	2,075,832
1,107	Occidental Petroleum Corp.	68,125
21,063	Phillips 66	1,675,772
759	Pioneer Natural Resources Co.	131,299
12,019	Schlumberger Ltd.	872,459
28,134	Valero Energy Corp.	1,817,738

		12,153,791

	Financials—38.9%
13,283	Aflac, Inc.	994,631
970	Allstate Corp. (The)	78,851
1,318	American Express Co.	104,452
16,580	American International Group, Inc.	1,009,888
89,007	Bank of America Corp.	2,077,423
16,151	Bank of New York Mellon Corp. (The)	760,066
23,606	BB&T Corp.	1,019,307
3,007	Berkshire Hathaway, Inc., Class B(b)	496,786
434	BlackRock, Inc.	166,903
8,195	Capital One Financial Corp.	658,714
8,126	Chubb Ltd.	1,115,294
37,515	Citigroup, Inc.	2,217,887
8,272	CME Group, Inc.	961,124
26,396	Franklin Resources, Inc.	1,137,932
8,806	Goldman Sachs Group, Inc. (The)	1,970,783
25,057	JPMorgan Chase & Co.	2,179,959
17,416	MetLife, Inc.	902,323
56,596	Morgan Stanley	2,454,569
19,031	PNC Financial Services Group, Inc. (The)	2,278,962
8,249	Prudential Financial, Inc.	882,890
14,054	State Street Corp.	1,179,131
23,336	Thomson Reuters Corp.	1,060,154
6,163	Travelers Cos., Inc. (The)	749,791
26,315	U.S. Bancorp	1,349,433
24,349	Wells Fargo & Co.	1,310,950

		29,118,203

	Health Care—2.2%
6,872	Abbott Laboratories	299,894
8,099	Medtronic PLC	672,946

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
10,674	Merck & Co., Inc.	$665,310

		1,638,150

	Industrials—9.5%
16,221	Caterpillar, Inc.	1,658,760
41,788	CSX Corp.	2,124,502
27,024	Eaton Corp. PLC	2,044,095
5,396	Norfolk Southern Corp.	633,976
5,411	United Technologies Corp.	643,855

		7,105,188

	Information Technology—9.4%
12,654	Cisco Systems, Inc.	431,122
31,016	Corning, Inc.	894,812
8,202	Dxc Technology Co.(b)	617,939
95,466	Hewlett Packard Enterprise Co.	1,778,531
45,549	HP, Inc.	857,232
51,223	Yahoo!, Inc.(b)	2,469,461

		7,049,097

	Materials—1.6%
19,098	Dow Chemical Co. (The)	1,199,354

	Real Estate—0.3%
2,848	Equity Residential REIT	183,924

	Telecommunication Services—1.1%
21,422	AT&T, Inc.	848,954

	Utilities—12.7%
28,837	American Electric Power Co., Inc.	1,956,014
25,399	Duke Energy Corp.	2,095,417
40,130	Exelon Corp.	1,389,702
9,006	NextEra Energy, Inc.	1,202,841
17,357	PG&E Corp.	1,163,787
34,544	Southern Co. (The)	1,720,291

		9,528,052

	Total Investments (Cost $67,670,142)—100.0%	74,749,172
	Other assets less liabilities—0.0%	21,258

	Net Assets—100.0%	$74,770,430

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Schedule of Investments(a)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—8.1%
1,631	America’s Car-Mart, Inc.(b)(c)	$60,836
3,524	AV Homes, Inc.(c)	61,846
6,103	Barnes & Noble Education, Inc.(c)	63,532
4,263	Beasley Broadcast Group, Inc., Class A	56,058
4,964	Beazer Homes USA, Inc.(c)	61,603
4,083	Big 5 Sporting Goods Corp.	62,878
10,542	Black Diamond, Inc.(c)	55,346
6,702	Career Education Corp.(c)	68,025
2,308	Century Communities, Inc.(c)	63,008
11,258	China Automotive Systems, Inc. (China)(c)	53,701
12,078	China XD Plastics Co. Ltd. (China)(c)	58,578
4,453	Del Taco Restaurants, Inc.(c)	58,557
4,112	Entercom Communications Corp., Class A	52,017
5,419	Eros International PLC (India)(b)(c)	53,919
6,008	Gaia, Inc.(c)	65,788
5,827	Green Brick Partners, Inc.(c)	60,018
1,629	Johnson Outdoors, Inc., Class A	59,165
3,119	K12, Inc.(c)	58,793
2,406	M/I Homes, Inc.(c)	65,347
1,855	Marcus Corp. (The)	62,699
1,982	Monarch Casino & Resort, Inc.(c)	58,410
2,777	Perry Ellis International, Inc.(c)	56,984
3,473	RCI Hospitality Holdings, Inc.	57,791
8,224	Salem Media Group, Inc.	62,914
4,409	Shiloh Industries, Inc.(c)	54,231
1,222	SodaStream International Ltd. (Israel)(b)(c)	66,465
6,671	Tilly’s, Inc., Class A	63,775
4,909	Townsquare Media, Inc., Class A(c)	59,399
9,663	TravelCenters of America LLC(c)	58,944
2,155	Unifi, Inc.(c)	60,491
11,372	VOXX International Corp.(c)	73,918
2,776	William Lyon Homes, Class A(b)(c)	61,072

		1,936,108

	Consumer Staples—1.3%
4,443	Craft Brew Alliance, Inc.(c)	60,425
2,988	Omega Protein Corp.	60,208
13,483	Pingtan Marine Enterprise Ltd.(b)	64,314
1,654	Seneca Foods Corp., Class A(c)	61,529
8,653	SunOpta, Inc. (Canada)(c)	63,167

		309,643

	Energy—10.6%
5,085	Aegean Marine Petroleum Network, Inc. (Greece)(b)	56,698
4,057	ARC Logistics Partners LP(b)	60,733
4,872	Archrock, Inc.	57,490
7,579	Ardmore Shipping Corp. (Ireland)	58,737
6,449	Atwood Oceanics, Inc.(c)	50,496
17,255	Capital Product Partners LP (Greece)	60,220
13,483	Cloud Peak Energy, Inc.(c)	45,438
3,904	CNX Coal Resources LP(b)	62,659
2,738	Cone Midstream Partners LP	61,660
6,407	CSI Compressco LP(b)	51,897
10,542	Dawson Geophysical Co.(c)	53,026
5,798	Dorian LPG Ltd.(c)	52,704
3,415	Dynagas LNG Partners LP (Monaco)(b)	55,699

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
24,991	Eclipse Resources Corp.(c)	$50,232
2,047	Enviva Partners LP(b)	59,670
5,029	Era Group, Inc.(c)	63,919
1,981	Exterran Corp.(c)	54,220
2,411	GasLog Partners LP (Monaco)	57,502
3,837	Geospace Technologies Corp.(c)	63,464
3,084	Global Partners LP	57,517
2,681	Golar LNG Partners LP (United Kingdom)	61,207
2,554	Green Plains, Inc.	58,742
5,154	Gulf Island Fabrication, Inc.	51,282
7,608	Hallador Energy Co.	50,898
8,354	Helix Energy Solutions Group, Inc.(c)	51,126
2,961	Hoegh LNG Partners LP (Bermuda)(b)	59,960
12,336	Independence Contract Drilling, Inc.(c)	56,869
25,207	Jones Energy, Inc., Class A(b)(c)	50,414
2,630	KNOT Offshore Partners LP (United Kingdom)	62,988
1,614	Natural Resource Partners LP	51,567
5,294	Navios Maritime Midstream Partners LP (Monaco)(b)	63,846
7,731	Newpark Resources, Inc.(c)	59,142
12,985	North American Energy Partners, Inc. (Canada)	61,679
8,526	Pacific Ethanol, Inc.(c)	57,977
15,257	Pioneer Energy Services Corp.(c)	46,534
5,766	Renewable Energy Group, Inc.(c)	60,255
675	REX American Resources Corp.(c)	63,909
5,941	Ring Energy, Inc.(c)	71,292
17,622	Seadrill Partners LLC(b)	53,923
18,582	Southcross Energy Partners LP(b)(c)	78,230
15,138	StealthGas, Inc. (Greece)(c)	51,772
6,477	Teekay Corp. (Bermuda)(b)	56,220
3,497	USA Compression Partners LP	58,575
22,214	Willbros Group, Inc.(c)	61,088

		2,533,476

	Financials—45.1%
3,151	1st Constitution Bancorp	56,403
3,296	AG Mortgage Investment Trust, Inc. REIT	62,459
1,638	Allegiance Bancshares, Inc.(c)	63,964
3,270	Ambac Financial Group, Inc.(c)	63,536
1,635	American National Bankshares, Inc.	62,784
10,561	Anworth Mortgage Asset Corp. REIT	61,887
7,096	Arbor Realty Trust, Inc. REIT	61,238
4,376	Ares Commercial Real Estate Corp. REIT	60,520
3,985	Arlington Asset Investment Corp., Class A(b)	58,022
2,564	ARMOUR Residential REIT, Inc. REIT	61,715
1,546	Associated Capital Group, Inc., Class A	52,023
3,151	Atlantic Capital Bancshares, Inc.(c)	61,760
2,123	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	60,888
6,201	Bank Mutual Corp.	57,049
5,394	Bank of Commerce Holdings	60,682
1,893	Bankwell Financial Group, Inc.	68,413
3,514	Bcb Bancorp, Inc.	55,521
3,411	Blue Hills Bancorp, Inc.	61,739
1,498	Bryn Mawr Bank Corp.	64,264
3,705	California First National Bancorp	61,132
1,374	Camden National Corp.	58,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,806	Capital City Bank Group, Inc.	$57,832
4,082	Capitala Finance Corp.	57,842
5,535	Capstead Mortgage Corp. REIT	61,660
1,986	Carolina Financial Corp.	61,288
2,035	CB Financial Services, Inc.(b)	57,590
1,983	Central Pacific Financial Corp.	62,028
2,883	Central Valley Community Bancorp	65,473
959	Century Bancorp, Inc., Class A	60,465
3,030	Charter Financial Corp.	55,600
1,526	Chemung Financial Corp.	57,973
3,471	Cherry Hill Mortgage Investment Corp. REIT	60,361
2,695	Civista Bancshares, Inc.	58,562
5,656	CM Finance, Inc.(b)	57,126
2,396	CNB Financial Corp.	57,240
2,230	Codorus Valley Bancorp, Inc.	64,648
1,314	Community Trust Bancorp, Inc.	59,064
2,526	ConnectOne Bancorp, Inc.	56,077
13,088	Consumer Portfolio Services, Inc.(c)	63,739
2,013	County Bancorp, Inc.	55,257
4,295	Cowen Group, Inc., Class A(c)	68,290
1,480	CU Bancorp(c)	55,167
1,901	Customers Bancorp, Inc.(c)	58,798
2,936	Dime Community Bancshares, Inc.	57,105
3,367	Donegal Group, Inc., Class A	56,094
8,489	Dynex Capital, Inc. REIT	58,744
3,925	Ellington Residential Mortgage REIT REIT(b)	59,267
1,880	Encore Capital Group, Inc.(c)	62,698
4,094	Enova International, Inc.(c)	58,135
2,521	Entegra Financial Corp.(c)	59,622
1,430	Enterprise Financial Services Corp.	60,417
1,896	Equity Bancshares, Inc., Class A(c)	59,857
7,247	EZCORP, Inc., Class A(c)	65,585
1,483	Farmers Capital Bank Corp.	61,544
4,392	Farmers National Banc Corp.	62,806
1,036	Federal Agricultural Mortgage Corp., Class C	59,104
2,736	Fidelity Southern Corp.	61,615
3,379	Fidus Investment Corp.	60,585
12,284	Fifth Street Finance Corp.	56,384
6,742	Fifth Street Senior Floating Rate Corp.(b)	54,947
1,982	First Bancorp/Southern Pines NC	59,539
2,035	First Bancshares, Inc. (The)	58,303
2,398	First Community Bancshares, Inc.	63,451
2,431	First Connecticut Bancorp, Inc.	64,908
1,214	First Defiance Financial Corp.	65,119
1,252	First Financial Corp.	61,098
3,257	First Financial Northwest, Inc.	51,070
3,697	First Foundation, Inc.(c)	58,043
2,416	First Guaranty Bancshares, Inc.(b)	61,004
1,949	First Internet Bancorp	57,593
3,789	First Northwest Bancorp(c)	62,367
2,188	First of Long Island Corp. (The)	59,514
2,223	Flushing Financial Corp.	65,534
4,657	FNFV Group(c)	63,801
1,575	Franklin Financial Network, Inc.(c)	63,866
1,589	FS Bancorp, Inc.	69,709
6,985	Gain Capital Holdings, Inc.	49,524

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,962	German American Bancorp, Inc.	$64,511
6,395	Gladstone Capital Corp.(b)	62,799
6,627	Gladstone Investment Corp.(b)	64,149
1,531	Global Indemnity Ltd., Class A (Cayman Islands)(c)	62,082
2,330	Goldman Sachs BDC, Inc.	58,250
3,006	Golub Capital BDC, Inc.(b)	61,052
4,543	Great Ajax Corp. REIT	61,785
1,183	Great Southern Bancorp, Inc.	59,327
3,363	Green Bancorp, Inc.(c)	60,534
2,678	Greenlight Capital Re Ltd., Class A(c)	57,711
2,462	Guaranty Bancorp	61,919
1,962	Hanmi Financial Corp.	56,996
1,281	HCI Group, Inc.(b)	61,091
4,054	Health Insurance Innovations, Inc., Class A(c)	67,904
3,912	Hercules Capital, Inc.	60,714
2,488	Heritage Financial Corp.	65,683
2,188	HomeStreet, Inc.(c)	56,888
2,600	HomeTrust Bancshares, Inc.(c)	65,000
2,311	Horizon Bancorp	62,374
2,890	Independence Holding Co.	54,765
2,914	Independent Bank Corp./MI	64,982
1,599	INTL FCStone, Inc.(c)	59,723
2,630	Investar Holding Corp.	58,517
3,777	Kingstone Cos., Inc.	56,466
4,024	Ladder Capital Corp., Class A REIT	58,871
3,059	Lakeland Bancorp, Inc.	59,498
1,828	MainSource Financial Group, Inc.	62,518
2,274	Marlin Business Services Corp.	57,873
7,680	Medley Capital Corp.	59,290
1,693	Mercantile Bank Corp.	56,936
3,185	Meridian Bancorp, Inc.	55,897
669	Meta Financial Group, Inc.	56,798
2,123	Mid Penn Bancorp, Inc.	58,701
4,053	MidSouth Bancorp, Inc.	61,808
1,713	MidWestOne Financial Group, Inc.	59,441
2,489	MMA Capital Management LLC(c)	57,994
3,809	Monroe Capital Corp.(b)	61,249
3,471	Mtge Investment Corp. REIT	62,478
6,552	MVC Capital, Inc.	59,230
1,817	National Bank Holdings Corp., Class A	57,363
1,582	National Commerce Corp.(c)	61,223
3,906	New Mountain Finance Corp.	58,199
9,489	New York Mortgage Trust, Inc. REIT(b)	60,824
5,394	NewStar Financial, Inc.	57,932
5,098	NMI Holdings, Inc., Class A(c)	59,137
3,753	Northeast Bancorp	62,863
1,992	Northrim Bancorp, Inc.	63,744
1,557	Norwood Financial Corp.	57,905
2,071	OceanFirst Financial Corp.	57,263
11,856	Ocwen Financial Corp.(b)(c)	27,150
5,247	OFG Bancorp	61,390
1,918	Old Point Financial Corp.	59,055
1,573	Pacific Premier Bancorp, Inc.(c)	57,493
4,957	Park Sterling Corp.	60,971
2,650	Parke Bancorp, Inc.	63,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,943	Peapack-Gladstone Financial Corp.	$62,293
4,235	Pennantpark Floating Rate Capital Ltd.	58,612
7,321	PennantPark Investment Corp.	58,641
3,524	PennyMac Financial Services, Inc., Class A(c)	58,146
2,001	Peoples Bancorp of North Carolina, Inc.	56,708
1,883	Peoples Bancorp, Inc.	63,043
4,694	PHH Corp.(c)	60,553
4,263	PICO Holdings, Inc.(c)	68,634
916	Piper Jaffray Cos.	57,342
1,148	Preferred Bank	60,833
3,032	Premier Financial Bancorp, Inc.	64,976
2,815	Provident Bancorp, Inc.(c)	59,959
1,392	QCR Holdings, Inc.	63,475
2,975	Regional Management Corp.(c)	58,994
1,733	Republic Bancorp, Inc., Class A	62,353
7,339	Republic First Bancorp, Inc.(c)	63,115
7,877	Riverview Bancorp, Inc.	57,187
843	Safety Insurance Group, Inc.	61,033
1,439	Sandy Spring Bancorp, Inc.	62,237
2,536	Saratoga Investment Corp.	55,336
2,458	Seacoast Banking Corp. of Florida(c)	59,484
3,588	Shore Bancshares, Inc.	59,525
2,204	Sierra Bancorp	55,254
2,607	Solar Capital Ltd.	59,466
3,235	Solar Senior Capital Ltd.	59,233
1,792	Southside Bancshares, Inc.	62,218
2,338	State Bank Financial Corp.	62,799
4,094	Stellus Capital Investment Corp.(b)	58,790
2,872	Sunshine Bancorp, Inc.(c)	61,719
2,472	Sussex Bancorp	63,778
3,356	TCP Capital Corp.	57,388
2,713	Timberland Bancorp, Inc.	60,147
8,403	Tiptree, Inc., Class A	59,241
1,686	TriCo Bancshares	59,786
4,076	TriplePoint Venture Growth BDC Corp.(b)	58,368
2,533	TriState Capital Holdings, Inc.(c)	63,072
2,269	Triumph Bancorp, Inc.(c)	50,826
7,529	TrustCo Bank Corp. NY	59,856
3,280	Two River Bancorp	60,352
7,061	United Community Financial Corp.	60,301
3,523	United Financial Bancorp, Inc.	60,842
3,411	Unity Bancorp, Inc.	55,770
2,209	Univest Corp. of Pennsylvania	66,933
2,075	Veritex Holdings, Inc.(c)	55,901
3,221	Waterstone Financial, Inc.	61,199
4,314	WhiteHorse Finance, Inc.	60,655
1,183	World Acceptance Corp.(c)	62,581
2,375	Xenith Bankshares, Inc.(c)	64,173

		10,808,282

	Health Care—3.1%
11,954	Abeona Therapeutics, Inc.(c)	67,540
1,888	Addus HomeCare Corp.(c)	64,098
2,584	Albireo Pharma, Inc.(c)	53,463
2,617	AMAG Pharmaceuticals, Inc.(c)	63,855
3,414	AngioDynamics, Inc.(c)	52,985
3,649	Aquinox Pharmaceuticals, Inc. (Canada)(b)(c)	53,567

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
27,615	Chelsea Therapeutics International Ltd.(c)	$2,209
9,059	Chimerix, Inc.(c)	54,173
2,690	Evolent Health, Inc., Class A(c)	62,542
12,003	Fate Therapeutics, Inc.(b)(c)	55,094
1,982	Flexion Therapeutics, Inc.(c)	40,453
2,849	REGENXBIO, Inc.(c)	59,544
5,549	Syneron Medical Ltd. (Israel)(c)	60,762
6,935	Tetraphase Pharmaceuticals, Inc.(c)	54,994

		745,279

	Industrials—12.9%
10,638	Acacia Research Corp.(c)	57,977
9,827	Ameresco, Inc., Class A(c)	63,384
2,282	ArcBest Corp.	60,359
3,865	CAI International, Inc.(c)	79,696
4,265	CBIZ, Inc.(c)	67,174
7,247	CDI Corp.(c)	59,063
5,564	CECO Environmental Corp.	62,817
1,766	Chart Industries, Inc.(c)	64,477
3,208	China Yuchai International Ltd. (Singapore)	62,235
21,239	Civeo Corp.(c)	63,505
2,384	Columbus McKinnon Corp.	62,294
1,674	CRA International, Inc.	63,512
12,883	Diana Shipping, Inc. (Greece)(c)	51,403
4,694	DMC Global, Inc.	71,818
2,082	Ducommun, Inc.(c)	61,190
1,838	DXP Enterprises, Inc.(c)	67,050
7,813	Golden Ocean Group Ltd. (Norway)(c)	59,535
10,084	Goldfield Corp. (The)(c)	54,958
8,975	Hudson Technologies, Inc.(c)	63,722
1,416	ICF International, Inc.(c)	62,516
3,266	IES Holdings, Inc.(c)	65,320
2,727	Kelly Services, Inc., Class A	60,867
2,872	Kelly Services, Inc., Class B	66,056
5,990	KEYW Holding Corp. (The)(b)(c)	56,845
7,258	Kratos Defense & Security Solutions, Inc.(c)	55,306
8,427	Manitex International, Inc.(c)	62,360
10,503	Manitowoc Co., Inc. (The)(c)	62,703
1,441	MYR Group, Inc.(c)	60,897
2,566	Navigant Consulting, Inc.(c)	61,507
30,041	Navios Maritime Partners LP (Greece)(b)(c)	62,786
9,131	NL Industries, Inc.(c)	73,961
2,457	NN, Inc.	67,813
3,748	Northwest Pipe Co.(c)	52,509
7,761	Orion Group Holdings, Inc.(c)	58,595
17,309	Pangea Logistics Solutions(c)	56,947
1,827	Powell Industries, Inc.	63,013
1,174	Preformed Line Products Co.	62,140
11,689	Radiant Logistics, Inc.(c)	70,134
7,761	Revolution Lighting Technologies, Inc.(c)	68,685
6,234	Scorpio Bulkers, Inc.(c)	46,443
7,680	Spartan Motors, Inc.	63,360
5,652	Star Bulk Carriers Corp. (Greece)(c)	53,468
6,182	Sterling Construction Co., Inc.(c)	58,791
2,945	Supreme Industries, Inc., Class A	59,018
4,069	Textainer Group Holdings Ltd.	60,831
5,922	Titan International, Inc.	63,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
4,301	Titan Machinery, Inc.(c)	$68,171
3,048	Twin Disc, Inc.(c)	59,741
1,126	Veritiv Corp.(c)	58,158
2,665	Willis Lease Finance Corp.(c)	60,522

		3,099,057

	Information Technology—8.9%
4,156	Actua Corp.(c)	58,184
3,391	Alpha & Omega Semiconductor Ltd.(c)	56,121
953	Applied Optoelectronics, Inc.(b)(c)	47,069
8,463	AudioCodes Ltd. (Israel)(c)	54,671
10,355	AXT, Inc.(c)	69,896
13,804	Bazaarvoice, Inc.(c)	64,879
2,554	Bel Fuse, Inc., Class B	61,807
3,234	Blucora, Inc.(c)	59,667
15,421	Camtek Ltd. (Israel)(c)	57,366
17,521	Ceragon Networks Ltd. (Israel)(c)	58,345
3,213	Cohu, Inc.	60,179
3,768	Control4 Corp.(c)	63,679
2,377	CyberOptics Corp.(c)	51,462
4,811	Digi International, Inc.(c)	59,656
6,521	EMCORE Corp.	58,689
5,472	Exar Corp.(c)	71,191
10,450	EXFO, Inc. (Canada)(c)	48,593
4,955	FormFactor, Inc.(c)	55,001
6,806	GSI Technology, Inc.(c)	54,652
9,997	Harmonic, Inc.(c)	57,983
4,851	Intevac, Inc.(c)	61,850
4,026	IXYS Corp.	56,163
3,568	Kimball Electronics, Inc.(c)	61,548
14,387	Kopin Corp.(c)	58,699
7,386	Liquidity Services, Inc.(c)	57,611
7,997	Magal Security Systems Ltd. (Israel)(c)	53,420
10,846	Meet Group, Inc. (The)(c)	64,642
1,945	Nanometrics, Inc.(c)	61,374
4,718	Net 1 UEPS Technologies, Inc. (South Africa)(c)	51,096
2,114	PCM, Inc.(c)	53,273
5,319	Photronics, Inc.(c)	61,169
7,247	RetailMeNot, Inc.(c)	84,065
2,600	Rudolph Technologies, Inc.(c)	63,700
2,093	Sierra Wireless, Inc. (Canada)(c)	52,953
3,651	Ultra Clean Holdings, Inc.(c)	70,245
6,368	Xcerra Corp.(c)	62,406

		2,143,304

	Materials—4.5%
22,129	Asanko Gold, Inc. (Canada)(c)	54,216
2,204	Boise Cascade Co.(c)	67,222
4,689	Century Aluminum Co.(c)	63,958
3,550	Core Molding Technologies, Inc.(c)	70,219
5,085	Flotek Industries, Inc.(b)(c)	61,071
12,799	Gold Resource Corp.	42,237
14,038	Klondex Mines Ltd. (Canada)(c)	50,396
2,034	Kraton Corp.(c)	66,532
1,820	Materion Corp.	69,251
18,406	McEwen Mining, Inc.(b)(c)	55,954
3,084	Olympic Steel, Inc.	69,544

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
11,954	Resolute Forest Products, Inc.(c)	$74,713
13,122	Sandstorm Gold Ltd. (Canada)(c)	45,665
2,842	Schnitzer Steel Industries, Inc., Class A	53,714
3,878	SunCoke Energy Partners LP(b)	63,211
6,514	SunCoke Energy, Inc.(c)	59,733
3,241	TimkenSteel Corp.(c)	48,874
2,315	Westlake Chemical Partners LP	58,570

		1,075,080

	Real Estate—5.0%
3,866	Altisource Residential Corp. REIT	55,593
4,310	Armada Hoffler Properties, Inc. REIT	61,461
9,997	Ashford Hospitality Trust, Inc. REIT	62,481
7,028	BRT Realty Trust REIT(c)	56,716
2,483	Community Healthcare Trust, Inc. REIT	61,380
1,792	CorEnergy Infrastructure Trust, Inc. REIT(b)	65,372
3,012	Easterly Government Properties, Inc. REIT	60,601
5,334	Farmland Partners, Inc. REIT(b)	58,141
4,392	Forestar Group, Inc.(c)	62,147
6,302	Independence Realty Trust, Inc. REIT	57,978
3,197	InfraREIT, Inc. REIT	61,063
4,964	iStar, Inc. REIT(c)	60,710
2,539	Jernigan Capital, Inc. REIT	59,133
2,439	National Storage Affiliates Trust REIT	59,755
2,459	NexPoint Residential Trust, Inc. REIT	59,041
3,094	Parkway, Inc. REIT	62,344
4,373	Preferred Apartment Communities, Inc., Class A REIT	61,878
19,721	RAIT Financial Trust REIT	60,543
1,173	RMR Group, Inc. (The), Class A	61,876
3,451	Tier REIT, Inc. REIT	59,737

		1,207,950

	Telecommunication Services—0.3%
6,514	Iridium Communications, Inc.(b)(c)	69,048

	Utilities—0.2%
4,346	8Point3 Energy Partners LP, Class A	53,716

	Total Common Stocks and Other Equity Interests (Cost $21,343,580)	23,980,943

	Money Market Fund—0.3%
75,020	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $75,020)	75,020

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $21,418,600)—100.3%	24,055,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2017

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.8%
1,641,268	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,641,268)	$1,641,268

	Total Investments (Cost $23,059,868)—107.1%	25,697,231
	Other assets less liabilities—(7.1)%	(1,709,867)

	Net Assets—100.0%	$23,987,364

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

(This Page Intentionally Left Blank)

87

Statements of Assets and Liabilities

April 30, 2017

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Assets:
Unaffiliated investments, at value(a)	$441,158,844	$1,257,172,015	$21,849,252	$34,194,564
Affiliated investments, at value	—	—	490,917	3,170,573

Total investments, at value	441,158,844	1,257,172,015	22,340,169	37,365,137
Cash	—	—	153	—
Receivables:
Dividends	216,692	1,067,090	6,396	2,987
Investments sold	—	—	7,172	669,220
Expenses absorbed	—	—	4,680	—
Securities lending	—	—	3,578	8,651
Foreign tax reclaims	—	—	—	—
Other assets	1,401	2,093	621	640

Total Assets	441,376,937	1,258,241,198	22,362,769	38,046,635

Liabilities:
Due to custodian	17,425	496,332	—	79,763
Payables:
Collateral upon return of securities loaned	—	—	426,605	3,170,573
Investments purchased	—	—	—	538,118
Shares repurchased	—	—	—	—
Expenses recaptured	—	—	—	—
Accrued advisory fees	177,659	511,283	—	4,827
Accrued trustees’ and officer’s fees	35,044	47,714	15,899	17,295
Accrued expenses	94,224	213,192	42,836	40,768

Total Liabilities	324,352	1,268,521	485,340	3,851,344

Net Assets	$441,052,585	$1,256,972,677	$21,877,429	$34,195,291

Net Assets Consist of:
Shares of beneficial interest	$585,082,988	$1,379,099,947	$27,621,161	$56,507,825
Undistributed net investment income	330,271	2,944,814	4,999	19,525
Undistributed net realized gain (loss)	(199,650,278)	(233,086,173)	(7,810,681)	(26,160,199)
Net unrealized appreciation	55,289,604	108,014,089	2,061,950	3,828,140

Net Assets	$441,052,585	$1,256,972,677	$21,877,429	$34,195,291

Shares outstanding (unlimited amount authorized, $0.01 par value)	12,600,000	35,650,000	550,000	1,200,000
Net asset value	$35.00	$35.26	$39.78	$28.50

Market price	$35.02	$35.27	$39.77	$28.49

Unaffiliated investments, at cost	$385,869,240	$1,149,157,926	$19,787,598	$30,366,424

Affiliated investments, at cost	$—	$—	$490,621	$3,170,573

Total investments, at cost	$385,869,240	$1,149,157,926	$20,278,219	$33,536,997

(a) Includes securities on loan with an aggregate value of	$—	$—	$387,194	$3,109,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares Russell 2000 Pure Value Portfolio (PXSV)	PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	PowerShares Russell Midcap Pure Value Portfolio (PXMV)	PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$82,992,111	$26,203,253	$67,971,166	$68,188,003	$39,677,838	$146,163,216	$74,749,172	$23,980,943
5,151,831	1,070,267	2,063,756	1,861,774	46,473	5,174,477	—	1,716,288

88,143,942	27,273,520	70,034,922	70,049,777	39,724,311	151,337,693	74,749,172	25,697,231
—	—	—	—	—	—	—	—

31,252	11,701	1,992	40,155	35,865	106,076	110,766	7,216
1,406,582	—	—	—	—	—	—	3,037
—	3,313	—	—	—	—	—	—
6,250	1,565	2,547	2,524	—	2,666	—	4,768
320	—	—	—	872	—	592	—
687	633	683	671	648	857	734	1,151

89,589,033	27,290,732	70,040,144	70,093,127	39,761,696	151,447,292	74,861,264	25,713,403

—	—	—	—	—	—	9,725	—

4,672,920	982,310	1,988,851	1,807,860	—	5,088,195	—	1,641,268
—	—	—	—	—	—	—	—
1,406,582	—	—	—	—	—	—	—
—	—	—	—	—	1,935	—	—
22,563	—	12,624	15,061	2,550	34,488	18,358	6,614
19,276	16,415	24,348	17,986	17,045	13,663	11,676	18,644
52,571	49,588	47,219	48,910	38,670	53,387	51,075	59,513

6,173,912	1,048,313	2,073,042	1,889,817	58,265	5,191,668	90,834	1,726,039

$83,415,121	$26,242,419	$67,967,102	$68,203,310	$39,703,431	$146,255,624	$74,770,430	$23,987,364

$106,339,300	$32,537,793	$173,039,354	$94,944,895	$43,879,372	$136,615,244	$70,638,329	$64,257,597
98,267	21,065	45,489	291,580	69,479	142,666	134,805	56,423
(30,095,207)	(8,133,567)	(115,685,580)	(28,368,968)	(8,980,406)	(11,184,392)	(3,081,734)	(42,964,019)
7,072,761	1,817,128	10,567,839	1,335,803	4,734,986	20,682,106	7,079,030	2,637,363

$83,415,121	$26,242,419	$67,967,102	$68,203,310	$39,703,431	$146,255,624	$74,770,430	$23,987,364

2,850,000	600,000	1,950,000	2,200,000	850,000	3,800,000	2,100,000	1,300,000
$29.27	$43.74	$34.85	$31.00	$46.71	$38.49	$35.60	$18.45

$29.26	$43.74	$34.85	$31.00	$46.75	$38.50	$35.63	$18.44

$75,951,426	$24,383,771	$57,403,327	$66,852,200	$34,942,852	$125,481,110	$67,670,142	$21,343,580

$5,119,728	$1,072,621	$2,063,756	$1,861,774	$46,473	$5,174,477	$—	$1,716,288

$81,071,154	$25,456,392	$59,467,083	$68,713,974	$34,989,325	$130,655,587	$67,670,142	$23,059,868

$4,520,801	$951,673	$1,928,639	$1,756,950	$—	$5,073,173	$—	$1,559,620

89

Statements of Operations

For the year ended April 30, 2017

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Investment Income:
Unaffiliated dividend income	$5,605,859	$28,273,824	$175,159	$108,943
Affiliated dividend income	1,014	2,583	607	274
Securities lending income	—	—	10,946	85,328
Foreign withholding tax	(13,755)	—	(95)	—

Total Income	5,593,118	28,276,407	186,617	194,545

Expenses:
Advisory fees	2,133,922	5,437,483	38,005	83,381
Sub-licensing fees	128,034	326,246	2,836	5,699
Accounting & administration fees	79,382	198,087	36,060	35,953
Professional fees	32,878	37,993	25,526	26,502
Trustees’ and officer’s fees	14,120	23,729	7,501	7,727
Custodian & transfer agent fees	8,908	45,090	24,483	7,807
Recapture (Note 3)	—	—	—	—
Other expenses	51,735	74,143	17,849	19,373

Total Expenses	2,448,979	6,142,771	152,260	186,442

Less: Waivers	(502)	(1,343)	(114,365)	(74,440)

Net Expenses	2,448,477	6,141,428	37,895	112,002

Net Investment Income	3,144,641	22,134,979	148,722	82,543

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(15,360,958)	(26,328,316)	(175,221)	(3,256,004)
In-kind redemptions	49,815,250	138,404,084	392,133	2,191,030
Foreign currencies	—	—	—	—

Net realized gain (loss)	34,454,292	112,075,768	216,912	(1,064,974)

Change in net unrealized appreciation (depreciation) on:
Investment securities	19,256,044	59,582,637	2,570,917	6,816,011
Foreign currencies	—	—	—	—

Net change in unrealized appreciation	19,256,044	59,582,637	2,570,917	6,816,011

Net realized and unrealized gain	53,710,336	171,658,405	2,787,829	5,751,037

Net increase in net assets resulting from operations	$56,854,977	$193,793,384	$2,936,551	$5,833,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares Russell 2000 Pure Value Portfolio (PXSV)	PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	PowerShares Russell Midcap Pure Value Portfolio (PXMV)	PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$1,471,120	$370,814	$398,710	$1,477,366	$656,311	$1,727,830	$1,810,927	$1,039,878
38,750	731	355	262	230	555	264	366
147,259	17,461	37,946	33,329	—	23,068	—	36,454
(86)	(411)	—	(2,133)	(783)	—	(3,425)	(752)

1,657,043	388,595	437,011	1,508,824	655,758	1,751,453	1,807,766	1,075,946

209,436	61,734	184,203	163,815	82,548	411,897	200,877	117,547
15,848	4,181	12,479	13,483	5,594	28,413	21,512	23,509
36,142	36,222	36,135	36,028	36,128	36,074	36,125	35,790
25,244	25,861	25,248	25,090	24,868	26,358	25,444	34,217
8,338	7,675	8,300	8,070	7,814	9,553	8,316	7,687
11,722	13,703	4,505	5,938	3,179	4,083	4,229	7,248
—	—	—	—	—	15,151	—	—
23,490	18,652	21,741	22,097	19,522	22,401	18,910	17,747

330,220	168,028	292,611	274,521	179,653	553,930	315,413	243,745

(48,779)	(106,412)	(45,058)	(54,360)	(97,214)	(263)	(45,396)	(79,349)

281,441	61,616	247,553	220,161	82,439	553,667	270,017	164,396

1,375,602	326,979	189,458	1,288,663	573,319	1,197,786	1,537,749	911,550

(7,792,451)	(720,435)	(8,543,761)	(3,515,353)	(224,952)	(9,792,401)	(2,122,492)	(1,215,138)
7,524,978	—	1,884,026	5,686,190	727,972	8,581,218	8,282,876	4,154,018
(6)	—	—	—	—	—	—	—

(267,479)	(720,435)	(6,659,735)	2,170,837	503,020	(1,211,183)	6,160,384	2,938,880

12,294,857	3,633,321	17,543,731	2,742,235	4,764,560	21,973,094	5,632,709	1,096,744
(29)	—	—	—	—	—	—	—

12,294,828	3,633,321	17,543,731	2,742,235	4,764,560	21,973,094	5,632,709	1,096,744

12,027,349	2,912,886	10,883,996	4,913,072	5,267,580	20,761,911	11,793,093	4,035,624

$13,402,951	$3,239,865	$11,073,454	$6,201,735	$5,840,899	$21,959,697	$13,330,842	$4,947,174

91

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)		PowerShares Dynamic Large Cap Value Portfolio (PWV)
	2017	2016	2017	2016
Operations:
Net investment income	$3,144,641	$2,394,933	$22,134,979	$24,237,976
Net realized gain (loss)	34,454,292	6,768,820	112,075,768	(23,521,415)
Net change in unrealized appreciation (depreciation)	19,256,044	1,296,040	59,582,637	(24,474,487)

Net increase (decrease) in net assets resulting from operations	56,854,977	10,459,793	193,793,384	(23,757,926)

Distributions to Shareholders from:
Net investment income	(3,353,714)	(2,182,044)	(22,676,158)	(23,938,985)

Shareholder Transactions:
Proceeds from shares sold	372,304,835	266,442,635	1,311,062,395	396,601,556
Value of shares repurchased	(428,505,381)	(158,547,925)	(1,200,505,766)	(460,948,721)

Net increase (decrease) in net assets resulting from shares transactions	(56,200,546)	107,894,710	110,556,629	(64,347,165)

Increase (Decrease) in Net Assets	(2,699,283)	116,172,459	281,673,855	(112,044,076)

Net Assets:
Beginning of year	443,751,868	327,579,409	975,298,822	1,087,342,898

End of year	$441,052,585	$443,751,868	$1,256,972,677	$975,298,822

Undistributed net investment income at end of year	$330,271	$539,344	$2,944,814	$3,485,993

Changes in Shares Outstanding:
Shares sold	11,450,000	8,650,000	39,700,000	13,300,000
Shares repurchased	(13,250,000)	(5,100,000)	(36,550,000)	(15,400,000)
Shares outstanding, beginning of year	14,400,000	10,850,000	32,500,000	34,600,000

Shares outstanding, end of year	12,600,000	14,400,000	35,650,000	32,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)		PowerShares Russell 2000 Pure Growth Portfolio (PXSG)		PowerShares Russell 2000 Pure Value Portfolio (PXSV)		PowerShares Russell Midcap Equal Weight Portfolio (EQWM)
2017	2016	2017	2016	2017	2016	2017	2016

$148,722	$127,115	$82,543	$80,568	$1,375,602	$1,724,311	$326,979	$426,021
216,912	1,476,128	(1,064,974)	5,313,096	(267,479)	8,397,908	(720,435)	5,053,874
2,570,917	(2,766,711)	6,816,011	(8,134,006)	12,294,828	(14,486,084)	3,633,321	(6,753,851)

2,936,551	(1,163,468)	5,833,580	(2,740,342)	13,402,951	(4,363,865)	3,239,865	(1,273,956)

(170,196)	(138,899)	(78,015)	(145,600)	(1,722,034)	(1,647,876)	(354,780)	(425,755)

7,821,834	12,873,920	11,461,400	35,117,426	48,264,771	68,582,873	—	24,737,975
(1,786,067)	(14,648,979)	(9,740,909)	(38,302,893)	(36,198,182)	(74,996,370)	—	(33,973,183)

6,035,767	(1,775,059)	1,720,491	(3,185,467)	12,066,589	(6,413,497)	—	(9,235,208)

8,802,122	(3,077,426)	7,476,056	(6,071,409)	23,747,506	(12,425,238)	2,885,085	(10,934,919)

13,075,307	16,152,733	26,719,235	32,790,644	59,667,615	72,092,853	23,357,334	34,292,253

$21,877,429	$13,075,307	$34,195,291	$26,719,235	$83,415,121	$59,667,615	$26,242,419	$23,357,334

$4,999	$14,585	$19,525	$14,997	$98,267	$322,551	$21,065	$48,478

200,000	350,000	450,000	1,350,000	1,800,000	2,600,000	—	600,000
(50,000)	(400,000)	(400,000)	(1,500,000)	(1,450,000)	(2,900,000)	—	(850,000)
400,000	450,000	1,150,000	1,300,000	2,500,000	2,800,000	600,000	850,000

550,000	400,000	1,200,000	1,150,000	2,850,000	2,500,000	600,000	600,000

93

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2017 and 2016

	PowerShares Russell Midcap Pure Growth Portfolio (PXMG)		PowerShares Russell Midcap Pure Value Portfolio (PXMV)
	2017	2016	2017	2016
Operations:
Net investment income	$189,458	$192,398	$1,288,663	$1,160,598
Net realized gain (loss)	(6,659,735)	16,044,559	2,170,837	10,092,452
Net change in unrealized appreciation (depreciation)	17,543,731	(24,188,266)	2,742,235	(11,073,689)

Net increase (decrease) in net assets resulting from operations	11,073,454	(7,951,309)	6,201,735	179,361

Distributions to Shareholders from:
Net investment income	(160,836)	(409,368)	(1,190,811)	(1,090,750)

Shareholder Transactions:
Proceeds from shares sold	12,023,198	91,126,421	49,978,805	43,244,079
Value of shares repurchased	(21,983,708)	(103,621,188)	(37,150,015)	(44,306,740)

Net increase (decrease) in net assets resulting from shares transactions	(9,960,510)	(12,494,767)	12,828,790	(1,062,661)

Increase (Decrease) in Net Assets	952,108	(20,855,444)	17,839,714	(1,974,050)

Net Assets:
Beginning of year	67,014,994	87,870,438	50,363,596	52,337,646

End of year	$67,967,102	$67,014,994	$68,203,310	$50,363,596

Undistributed net investment income at end of year	$45,489	$16,867	$291,580	$193,728

Changes in Shares Outstanding:
Shares sold	400,000	2,800,000	1,650,000	1,550,000
Shares repurchased	(750,000)	(3,250,000)	(1,300,000)	(1,600,000)
Shares outstanding, beginning of year	2,300,000	2,750,000	1,850,000	1,900,000

Shares outstanding, end of year	1,950,000	2,300,000	2,200,000	1,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)		PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)		PowerShares Russell Top 200 Pure Value Portfolio (PXLV)		PowerShares Zacks Micro Cap Portfolio (PZI)
2017	2016	2017	2016	2017	2016	2017	2016

$573,319	$735,628	$1,197,786	$1,176,283	$1,537,749	$1,194,351	$911,550	$344,756
503,020	7,178,998	(1,211,183)	31,202,722	6,160,384	2,691,966	2,938,880	(1,028,304)
4,764,560	(8,004,214)	21,973,094	(32,667,566)	5,632,709	(1,493,930)	1,096,744	22,641

5,840,899	(89,588)	21,959,697	(288,561)	13,330,842	2,392,387	4,947,174	(660,907)

(585,203)	(736,635)	(1,357,534)	(1,168,868)	(1,576,335)	(1,133,932)	(1,069,483)	(314,529)

6,718,231	30,707,855	37,553,154	179,576,353	46,557,912	57,153,056	19,783,952	—
(6,075,183)	(38,325,557)	(63,314,455)	(172,206,268)	(51,570,518)	(31,730,490)	(20,698,564)	(6,919,902)

643,048	(7,617,702)	(25,761,301)	7,370,085	(5,012,606)	25,422,566	(914,612)	(6,919,902)

5,898,744	(8,443,925)	(5,159,138)	5,912,656	6,741,901	26,681,021	2,963,079	(7,895,338)

33,804,687	42,248,612	151,414,762	145,502,106	68,028,529	41,347,508	21,024,285	28,919,623

$39,703,431	$33,804,687	$146,255,624	$151,414,762	$74,770,430	$68,028,529	$23,987,364	$21,024,285

$69,479	$81,363	$142,666	$302,414	$134,805	$173,391	$56,423	$93,697

150,000	750,000	1,100,000	5,350,000	1,400,000	2,000,000	1,100,000	—
(150,000)	(950,000)	(1,900,000)	(5,050,000)	(1,600,000)	(1,050,000)	(1,150,000)	(450,000)
850,000	1,050,000	4,600,000	4,300,000	2,300,000	1,350,000	1,350,000	1,800,000

850,000	850,000	3,800,000	4,600,000	2,100,000	2,300,000	1,300,000	1,350,000

95

Financial Highlights

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.82	$30.19	$25.62	$21.29	$18.73
Net investment income(a)	0.24	0.19	0.18	0.10	0.21
Net realized and unrealized gain on investments	4.19	0.62	4.56	4.34	2.55
Total from investment operations	4.43	0.81	4.74	4.44	2.76
Distributions to shareholders from:
Net investment income	(0.25)	(0.18)	(0.17)	(0.11)	(0.20)
Net asset value at end of year	$35.00	$30.82	$30.19	$25.62	$21.29
Market price at end of year(b)	$35.02	$30.81	$30.17	$25.62	$21.28
Net Asset Value Total Return(c)	14.46%	2.70%	18.52%	20.91%	14.91%
Market Price Total Return(c)	14.57%	2.73%	18.44%	20.96%	14.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$441,053	$443,752	$327,579	$285,675	$212,897
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.57%	0.58%	0.58%	0.59%
Expenses, prior to Waivers	0.57%	0.57%	0.58%	0.58%	0.59%
Net investment income, after Waivers	0.74%	0.64%	0.63%	0.43%	1.08%
Portfolio turnover rate(d)	116%	97%	143%	123%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.01	$31.43	$29.51	$25.21	$20.73
Net investment income(a)	0.67	0.73	0.64	0.55	0.52
Net realized and unrealized gain (loss) on investments	5.28	(1.43)	1.88	4.30	4.48
Total from investment operations	5.95	(0.70)	2.52	4.85	5.00
Distributions to shareholders from:
Net investment income	(0.70)	(0.72)	(0.60)	(0.55)	(0.52)
Net asset value at end of year	$35.26	$30.01	$31.43	$29.51	$25.21
Market price at end of year(b)	$35.27	$30.00	$31.42	$29.49	$25.22
Net Asset Value Total Return(c)	20.06%	(2.17)%	8.56%	19.48%	24.55%
Market Price Total Return(c)	20.14%	(2.18)%	8.60%	19.35%	24.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,256,973	$975,299	$1,087,343	$801,088	$574,825
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.57%	0.57%	0.57%	0.59%
Expenses, prior to Waivers	0.56%	0.57%	0.57%	0.57%	0.59%
Net investment income, after Waivers	2.04%	2.44%	2.10%	2.04%	2.36%
Portfolio turnover rate(d)	118%	98%	82%	103%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights (continued)

PowerShares Russell 2000 Equal Weight Portfolio (EQWS)

	Year Ended April 30,
	2017	2016		2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$32.69	$35.89		$32.85		$27.80	$24.21
Net investment income(a)	0.36	0.31		0.41		0.33	0.46
Net realized and unrealized gain (loss) on investments	7.19	(3.17)		3.03		5.12	3.60
Total from investment operations	7.55	(2.86)		3.44		5.45	4.06
Distributions to shareholders from:
Net investment income	(0.46)	(0.34)		(0.40)		(0.40)	(0.47)
Net asset value at end of year	$39.78	$32.69		$35.89		$32.85	$27.80
Market price at end of year(b)	$39.77	$32.71		$35.90		$32.84	$27.76
Net Asset Value Total Return(c)	23.21%	(8.00)%		10.53%		19.76%	17.05%
Market Price Total Return(c)	23.11%	(7.97)%		10.59%		19.90%	17.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,877	$13,075		$16,153		$14,784	$15,290
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.26	%(d)	0.39	%(d)	0.39%	0.39%
Expenses, prior to Waivers	1.00%	1.17	%(d)	0.98	%(d)	0.94%	1.22%
Net investment income, after Waivers	0.98%	0.94%		1.20%		1.06%	1.88%
Portfolio turnover rate(e)	47%	143%		7%		50%	45%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights (continued)

PowerShares Russell 2000 Pure Growth Portfolio (PXSG)

	Year Ended April 30,
	2017	2016		2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.23	$25.22		$23.90		$19.74		$17.66
Net investment income(a)	0.07	0.06		0.25		0.20		0.13
Net realized and unrealized gain (loss) on investments	5.27	(1.93)		1.39		4.17		2.08
Total from investment operations	5.34	(1.87)		1.64		4.37		2.21
Distributions to shareholders from:
Net investment income	(0.07)	(0.12)		(0.32)		(0.21)		(0.13)
Net asset value at end of year	$28.50	$23.23		$25.22		$23.90		$19.74
Market price at end of year(b)	$28.49	$23.26		$25.21		$23.89		$19.72
Net Asset Value Total Return(c)	23.02%	(7.47)%		6.92%		22.31%		12.63%
Market Price Total Return(c)	22.82%	(7.31)%		6.92%		22.38%		12.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,195	$26,719		$32,791		$29,872		$26,646
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.39	%(d)
Expenses, prior to Waivers	0.65%	0.67	%(d)	0.69	%(d)	0.70	%(d)	0.92	%(d)
Net investment income, after Waivers	0.29%	0.27%		1.02%		0.90%		0.72%
Portfolio turnover rate(e)	55%	144%		6%		39%		39%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights (continued)

PowerShares Russell 2000 Pure Value Portfolio (PXSV)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$23.87	$25.75	$24.67	$19.63	$16.35
Net investment income(a)	0.52	0.63	0.42	0.30	0.32
Net realized and unrealized gain (loss) on investments	5.55	(1.91)	1.03	5.03	3.31
Total from investment operations	6.07	(1.28)	1.45	5.33	3.63
Distributions to shareholders from:
Net investment income	(0.67)	(0.60)	(0.37)	(0.29)	(0.35)
Net asset value at end of year	$29.27	$23.87	$25.75	$24.67	$19.63
Market price at end of year(b)	$29.26	$23.88	$25.75	$24.68	$19.61
Net Asset Value Total Return(c)	25.64%	(4.93)%	5.91%	27.29%	22.56%
Market Price Total Return(c)	25.54%	(4.90)%	5.87%	27.47%	22.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$83,415	$59,668	$72,093	$65,376	$48,084
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.46%	0.50%	0.55%	0.54%	0.70%
Net investment income, after Waivers	1.90%	2.67%	1.65%	1.31%	1.87%
Portfolio turnover rate(d)	50%	137%	5%	43%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Midcap Equal Weight Portfolio (EQWM)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$38.93	$40.34	$36.31	$30.41	$26.60
Net investment income(a)	0.54	0.56	0.50	0.40	0.43
Net realized and unrealized gain (loss) on investments	4.86	(1.41)	4.03	5.90	3.80
Total from investment operations	5.40	(0.85)	4.53	6.30	4.23
Distributions to shareholders from:
Net investment income	(0.59)	(0.56)	(0.50)	(0.40)	(0.42)
Net asset value at end of year	$43.74	$38.93	$40.34	$36.31	$30.41
Market price at end of year(b)	$43.74	$38.89	$40.35	$36.25	$30.39
Net Asset Value Total Return(c)	14.00%	(2.02)%	12.52%	20.85%	16.16%
Market Price Total Return(c)	14.11%	(2.14)%	12.73%	20.73%	16.00%
Ratios/Supplemental Data:
Net assets at end of year(000’s omitted)	$26,242	$23,357	$34,292	$30,867	$19,768
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.26%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.68%	0.69%	0.66%	0.69%	1.00%
Net investment income, after Waivers	1.32%	1.50%	1.31%	1.19%	1.58%
Portfolio turnover rate(d)	36%	135%	5%	50%	38%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights (continued)

PowerShares Russell Midcap Pure Growth Portfolio (PXMG)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.14	$31.95	$30.02	$26.06	$22.65
Net investment income(a)	0.09	0.07	0.47	0.33	0.26
Net realized and unrealized gain (loss) on investments	5.70	(2.72)	1.92	4.01	3.38
Total from investment operations	5.79	(2.65)	2.39	4.34	3.64
Distributions to shareholders from:
Net investment income	(0.08)	(0.16)	(0.46)	(0.38)	(0.23)
Net asset value at end of year	$34.85	$29.14	$31.95	$30.02	$26.06
Market price at end of year(b)	$34.85	$29.12	$31.95	$29.99	$26.04
Net Asset Value Total Return(c)	19.89%	(8.34)%	7.98%	16.80%	16.23%
Market Price Total Return(c)	19.98%	(8.40)%	8.09%	16.77%	16.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$67,967	$67,015	$87,870	$91,555	$82,101
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.46%	0.44%	0.46%	0.45%	0.54%
Net investment income, after Waivers	0.30%	0.25%	1.51%	1.19%	1.14%
Portfolio turnover rate(d)	49%	147%	3%	33%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights (continued)

PowerShares Russell Midcap Pure Value Portfolio (PXMV)

	Year Ended April 30,
	2017	2016		2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$27.22	$27.55		$25.88		$20.98	$17.06
Net investment income(a)	0.68	0.68		0.43		0.37	0.37
Net realized and unrealized gain (loss) on investments	3.80	(0.37)		1.63		4.87	3.94
Total from investment operations	4.48	0.31		2.06		5.24	4.31
Distributions to shareholders from:
Net investment income	(0.70)	(0.64)		(0.39)		(0.34)	(0.39)
Net asset value at end of year	$31.00	$27.22		$27.55		$25.88	$20.98
Market price at end of year(b)	$31.00	$27.21		$27.53		$25.87	$20.98
Net Asset Value Total Return(c)	16.60%	1.35%		7.98%		25.19%	25.74%
Market Price Total Return(c)	16.64%	1.39%		7.94%		25.14%	25.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$68,203	$50,364		$52,338		$42,709	$28,321
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39	%(d)	0.39	%(d)	0.39%	0.39%
Expenses, prior to Waivers	0.49%	0.54	%(d)	0.56	%(d)	0.62%	0.82%
Net investment income, after Waivers	2.28%	2.62%		1.58%		1.56%	2.08%
Portfolio turnover rate(e)	39%	131%		4%		33%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$39.77	$40.24	$37.06	$30.97	$26.66
Net investment income(a)	0.74	0.78	0.75	0.63	0.65
Net realized and unrealized gain (loss) on investments	6.95	(0.48)	3.14	6.03	4.35
Total from investment operations	7.69	0.30	3.89	6.66	5.00
Distributions to shareholders from:
Net investment income	(0.75)	(0.77)	(0.71)	(0.57)	(0.69)
Net asset value at end of year	$46.71	$39.77	$40.24	$37.06	$30.97
Market price at end of year(b)	$46.75	$39.73	$40.21	$37.08	$30.98
Net Asset Value Total Return(c)	19.58%	0.81%	10.52%	21.69%	19.10%
Market Price Total Return(c)	19.80%	0.78%	10.38%	21.72%	19.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$39,703	$33,805	$42,249	$40,770	$27,874
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.26%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.54%	0.54%	0.57%	0.60%	0.80%
Net investment income, after Waivers	1.74%	1.99%	1.92%	1.85%	2.38%
Portfolio turnover rate(d)	27%	101%	3%	38%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights (continued)

PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$32.92	$33.84	$29.53	$25.10	$22.20
Net investment income(a)	0.29	0.28	0.55	0.50	0.39
Net realized and unrealized gain (loss) on investments	5.61	(0.91)	4.29	4.57	2.87
Total from investment operations	5.90	(0.63)	4.84	5.07	3.26
Distributions to shareholders from:
Net investment income	(0.33)	(0.29)	(0.53)	(0.62)	(0.36)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(0.33)	(0.29)	(0.53)	(0.64)	(0.36)
Net asset value at end of year	$38.49	$32.92	$33.84	$29.53	$25.10
Market price at end of year(b)	$38.50	$32.92	$33.82	$29.52	$25.08
Net Asset Value Total Return(c)	18.06%	(1.89)%	16.49%	20.54%	14.87%
Market Price Total Return(c)	18.09%	(1.83)%	16.46%	20.59%	14.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$146,256	$151,415	$145,502	$106,322	$82,816
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.39%	0.43%	0.45%	0.79%
Net investment income, after Waivers	0.84%	0.85%	1.73%	1.84%	1.63%
Portfolio turnover rate(d)	30%	105%	2%	22%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Russell Top 200 Pure Value Portfolio (PXLV)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.58	$30.63	$29.40	$25.16	$20.37
Net investment income(a)	0.73	0.80	0.72	0.63	0.52
Net realized and unrealized gain (loss) on investments	6.13	(1.09)	1.16	4.17	4.77
Total from investment operations	6.86	(0.29)	1.88	4.80	5.29
Distributions to shareholders from:
Net investment income	(0.84)	(0.76)	(0.65)	(0.54)	(0.50)
Net realized gains	—	—	—	(0.02)	—
Total distributions	(0.84)	(0.76)	(0.65)	(0.56)	(0.50)
Net asset value at end of year	$35.60	$29.58	$30.63	$29.40	$25.16
Market price at end of year(b)	$35.63	$29.55	$30.62	$29.39	$25.16
Net Asset Value Total Return(c)	23.47%	(0.84)%	6.41%	19.27%	26.41%
Market Price Total Return(c)	23.69%	(0.92)%	6.41%	19.23%	26.53%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$74,770	$68,029	$41,348	$14,701	$7,549
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.46%	0.55%	0.62%	1.05%	2.10%
Net investment income, after Waivers	2.23%	2.78%	2.37%	2.32%	2.43%
Portfolio turnover rate(d)	28%	77%	2%	23%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2017		2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$15.57		$16.07	$16.26	$13.57	$11.34
Net investment income(a)	0.67	(b)	0.21	0.21	0.20	0.20
Net realized and unrealized gain (loss) on investments	3.00		(0.52)	(0.09)	2.65	2.25
Total from investment operations	3.67		(0.31)	0.12	2.85	2.45
Distributions to shareholders from:
Net investment income	(0.79)		(0.19)	(0.31)	(0.16)	(0.22)
Net asset value at end of year	$18.45		$15.57	$16.07	$16.26	$13.57
Market price at end of year(c)	$18.44		$15.57	$16.05	$16.25	$13.54
Net Asset Value Total Return(d)	23.87%		(1.94)%	0.71%	21.06%	21.95%
Market Price Total Return(d)	23.81%		(1.82)%	0.64%	21.25%	21.90%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$23,987		$21,024	$28,920	$61,782	$42,055
Ratio to average net assets of:
Expenses, after Waivers(e)	0.70%		0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(e)	1.04%		1.00%	0.90%	0.79%	0.98%
Net investment income, after Waivers	3.89	%(b)	1.37%	1.28%	1.29%	1.72%
Portfolio turnover rate(f)	141%		134%	115%	123%	96%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.25 and 1.45%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	“Dynamic Large Cap Growth Portfolio”
PowerShares Dynamic Large Cap Value Portfolio (PWV)	“Dynamic Large Cap Value Portfolio”
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)	“Russell 2000 Equal Weight Portfolio”
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)	“Russell 2000 Pure Growth Portfolio”
PowerShares Russell 2000 Pure Value Portfolio (PXSV)	“Russell 2000 Pure Value Portfolio”
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)	“Russell Midcap Equal Weight Portfolio”
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)	“Russell Midcap Pure Growth Portfolio”
PowerShares Russell Midcap Pure Value Portfolio (PXMV)	“Russell Midcap Pure Value Portfolio”
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)	“Russell Top 200 Equal Weight Portfolio”
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)	“Russell Top 200 Pure Growth Portfolio”
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)	“Russell Top 200 Pure Value Portfolio”
PowerShares Zacks Micro Cap Portfolio (PZI)	“Zacks Micro Cap Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
Russell 2000 Equal Weight Portfolio	Russell 2000® Equal Weight Index
Russell 2000 Pure Growth Portfolio	Russell 2000® Pure Growth Index
Russell 2000 Pure Value Portfolio	Russell 2000® Pure Value Index
Russell Midcap Equal Weight Portfolio	Russell Midcap® Equal Weight Index
Russell Midcap Pure Growth Portfolio	Russell Midcap® Pure Growth Index
Russell Midcap Pure Value Portfolio	Russell Midcap® Pure Value Index
Russell Top 200 Equal Weight Portfolio	Russell Top 200® Equal Weight Index
Russell Top 200 Pure Growth Portfolio	Russell Top 200® Pure Growth Index
Russell Top 200 Pure Value Portfolio	Russell Top 200® Pure Value Index
Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Russell Top 200 Pure Growth Portfolio and Russell Top 200 Pure Value Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For Russell 2000 Equal Weight Portfolio, Russell 2000 Pure Growth Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Equal Weight Portfolio, Russell Midcap Pure Growth Portfolio and Russell Midcap Pure Value Portfolio, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth Portfolio, Russell 2000 Pure Growth Portfolio, Russell Midcap Pure Growth Portfolio and Russell Top 200 Pure Growth Portfolio, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk. Zacks Micro Cap Portfolio’s investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Value Risk. For Dynamic Large Cap Value Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Pure Value Portfolio and Russell Top 200 Pure Value Portfolio, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

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Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2017, Russell 2000 Equal Weight Portfolio, Russell 2000 Pure Growth Portfolio, Russell 2000 Pure Value Portfolio, Russell Midcap Equal Weight Portfolio, Russell Midcap Pure Growth Portfolio, Russell Midcap Pure Value Portfolio, Russell Top 200 Pure Growth Portfolio and Zacks Micro Cap Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio, Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio, Russell Top 200 Equal Weight Portfolio and Zacks Micro Cap Portfolio) has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio and Russell Top 200 Equal Weight Portfolio has agreed to pay the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio, Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio, Russell Top 200 Equal Weight Portfolio and Zacks Micro Cap Portfolio) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2018. The Expense Cap for each of Russell 2000 Equal Weight Portfolio, Russell Midcap Equal Weight Portfolio and Russell Top 200 Equal Weight Portfolio is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2018. The Expense Cap for each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2018, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or

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pay Fund expenses during the period under this Expense Cap for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Russell Top 200 Pure Growth Portfolio.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth Portfolio	$502
Dynamic Large Cap Value Portfolio	1,343
Russell 2000 Equal Weight Portfolio	114,365
Russell 2000 Pure Growth Portfolio	74,440
Russell 2000 Pure Value Portfolio	48,779
Russell Midcap Equal Weight Portfolio	106,412
Russell Midcap Pure Growth Portfolio	45,058
Russell Midcap Pure Value Portfolio	54,360
Russell Top 200 Equal Weight Portfolio	97,214
Russell Top 200 Pure Growth Portfolio	263
Russell Top 200 Pure Value Portfolio	45,396
Zacks Micro Cap Portfolio	79,349

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2017 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/18	4/30/19	4/30/20
Russell 2000 Equal Weight Portfolio	$328,201	$91,595	$122,351	$114,255
Russell 2000 Pure Growth Portfolio	253,103	93,101	85,694	74,308
Russell 2000 Pure Value Portfolio	226,526	108,992	68,966	48,568
Russell Midcap Equal Weight Portfolio	307,486	80,056	121,137	106,293
Russell Midcap Pure Growth Portfolio	152,118	64,245	42,984	44,889
Russell Midcap Pure Value Portfolio	208,383	86,833	67,330	54,220
Russell Top 200 Equal Weight Portfolio	277,390	76,197	104,089	97,104
Russell Top 200 Pure Growth Portfolio	45,493	45,493	—	—
Russell Top 200 Pure Value Portfolio	192,745	79,809	67,669	45,267
Zacks Micro Cap Portfolio	232,325	77,042	76,103	79,180

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth Portfolio	NYSE Group, Inc.
Dynamic Large Cap Value Portfolio	NYSE Group, Inc.
Russell 2000 Equal Weight Portfolio	Frank Russell Company
Russell 2000 Pure Growth Portfolio	Frank Russell Company
Russell 2000 Pure Value Portfolio	Frank Russell Company
Russell Midcap Equal Weight Portfolio	Frank Russell Company

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Fund	Licensor
Russell Midcap Pure Growth Portfolio	Frank Russell Company
Russell Midcap Pure Value Portfolio	Frank Russell Company
Russell Top 200 Equal Weight Portfolio	Frank Russell Company
Russell Top 200 Pure Growth Portfolio	Frank Russell Company
Russell Top 200 Pure Value Portfolio	Frank Russell Company
Zacks Micro Cap Portfolio	Zacks Investment Research

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2017.

Russell 2000 Equal Weight Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$3,238	$1,997	$(1,113)	$922	$(21)	$5,023	$372

Russell 2000 Pure Value Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$257,964	$253,532	$(145,978)	$90,363	$(8,595)	$447,286	$38,332

Russell Midcap Equal Weight Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Ltd.	$12,559	$2,591	$(1,158)	$1,538	$(345)	$15,185	$479

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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Except for the Funds listed below, as of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Russell 2000 Equal Weight Portfolio
Equity Securities	$22,338,602	$—	$1,567	$22,340,169

Russell 2000 Pure Value Portfolio
Equity Securities	$88,143,942	$—	$0	$88,143,942

Zacks Micro Cap Portfolio
Equity Securities	$25,695,022	$—	$2,209	$25,697,231

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
	Ordinary Income	Ordinary Income
Dynamic Large Cap Growth Portfolio	$3,353,714	$2,182,044
Dynamic Large Cap Value Portfolio	22,676,158	23,938,985
Russell 2000 Equal Weight Portfolio	170,196	138,899
Russell 2000 Pure Growth Portfolio	78,015	145,600
Russell 2000 Pure Value Portfolio	1,722,034	1,647,876
Russell Midcap Equal Weight Portfolio	354,780	425,755
Russell Midcap Pure Growth Portfolio	160,836	409,368
Russell Midcap Pure Value Portfolio	1,190,811	1,090,750
Russell Top 200 Equal Weight Portfolio	585,203	736,635
Russell Top 200 Pure Growth Portfolio	1,357,534	1,168,868
Russell Top 200 Pure Value Portfolio	1,576,335	1,133,932
Zacks Micro Cap Portfolio	1,069,483	314,529

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth Portfolio	$364,230	$(33,959)	$53,609,967	$—	$(193,281,817)	$(4,688,824)	$585,082,988	$441,052,585
Dynamic Large Cap Value Portfolio	2,990,368	(45,554)	95,362,691	—	(213,426,146)	(7,008,629)	1,379,099,947	1,256,972,677
Russell 2000 Equal Weight Portfolio	25,126	(15,173)	1,925,808	—	(7,656,420)	(23,073)	27,621,161	21,877,429
Russell 2000 Pure Growth Portfolio	36,049	(16,524)	3,591,739	—	(25,923,798)	—	56,507,825	34,195,291
Russell 2000 Pure Value Portfolio	116,709	(18,442)	6,063,264	(27)	(28,930,390)	(155,293)	106,339,300	83,415,121
Russell Midcap Equal Weight Portfolio	36,714	(15,649)	1,646,904	—	(7,835,286)	(128,057)	32,537,793	26,242,419
Russell Midcap Pure Growth Portfolio	68,983	(23,494)	10,191,531	—	(115,309,272)	—	173,039,354	67,967,102
Russell Midcap Pure Value Portfolio	308,744	(17,164)	711,738	—	(27,662,549)	(82,354)	94,944,895	68,203,310
Russell Top 200 Equal Weight Portfolio	85,722	(16,243)	4,478,672	—	(8,724,092)	—	43,879,372	39,703,431

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	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Russell Top 200 Pure Growth Portfolio	$155,444	$(12,778)	$19,849,049	$—	$(10,329,158)	$(22,177)	$136,615,244	$146,255,624
Russell Top 200 Pure Value Portfolio	145,692	(10,887)	6,039,424	—	(2,042,128)	—	70,638,329	74,770,430
Zacks Micro Cap Portfolio	77,139	(18,047)	2,557,652	—	(41,481,146)	(1,405,831)	64,257,597	23,987,364

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017:

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Large Cap Growth Portfolio	$131,638,879	$15,986,258	$44,638,676	$1,018,004	$193,281,817	$68,715,641
Dynamic Large Cap Value Portfolio	56,819,182	17,964,198	119,916,863	18,725,903	213,426,146	22,558,581
Russell 2000 Equal Weight Portfolio	2,009,294	2,491,519	1,968,785	1,186,822	7,656,420	2,738,120
Russell 2000 Pure Growth Portfolio	10,392,627	4,547,805	6,459,754	4,523,612	25,923,798	9,888,431
Russell 2000 Pure Value Portfolio	9,588,502	5,376,983	7,538,252	6,426,653	28,930,390	16,547,947
Russell Midcap Equal Weight Portfolio	3,611,366	741,893	1,781,930	1,700,097	7,835,286	3,815,763
Russell Midcap Pure Growth Portfolio	82,364,246	12,021,724	12,534,125	8,389,177	115,309,272	54,769,394
Russell Midcap Pure Value Portfolio	18,996,863	2,751,107	4,741,951	1,172,628	27,662,549	12,697,113
Russell Top 200 Equal Weight Portfolio	5,621,834	1,626,267	743,656	732,335	8,724,092	2,328,337
Russell Top 200 Pure Growth Portfolio	—	—	4,325,577	6,003,581	10,329,158	—
Russell Top 200 Pure Value Portfolio	—	—	770,987	1,271,141	2,042,128	—
Zacks Micro Cap Portfolio	12,380,833	7,234,973	20,320,056	1,545,284	41,481,146	28,782,755

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Large Cap Growth Portfolio	$504,939,053	$504,603,514
Dynamic Large Cap Value Portfolio	1,310,397,704	1,310,488,955
Russell 2000 Equal Weight Portfolio	7,220,162	7,194,970
Russell 2000 Pure Growth Portfolio	16,139,776	15,782,444
Russell 2000 Pure Value Portfolio	36,588,019	35,853,318
Russell Midcap Equal Weight Portfolio	8,889,956	8,899,600
Russell Midcap Pure Growth Portfolio	31,363,201	31,558,266
Russell Midcap Pure Value Portfolio	22,534,913	22,336,891
Russell Top 200 Equal Weight Portfolio	8,972,590	8,968,340
Russell Top 200 Pure Growth Portfolio	41,866,693	42,245,481
Russell Top 200 Pure Value Portfolio	19,241,275	19,743,639
Zacks Micro Cap Portfolio	32,885,414	33,868,643

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For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth Portfolio	$372,180,295	$428,639,383
Dynamic Large Cap Value Portfolio	1,310,269,241	1,199,804,193
Russell 2000 Equal Weight Portfolio	7,776,970	1,776,017
Russell 2000 Pure Growth Portfolio	11,446,931	10,033,759
Russell 2000 Pure Value Portfolio	47,950,174	36,407,526
Russell Midcap Equal Weight Portfolio	—	—
Russell Midcap Pure Growth Portfolio	12,026,348	21,812,068
Russell Midcap Pure Value Portfolio	49,905,946	37,022,639
Russell Top 200 Equal Weight Portfolio	6,720,047	6,070,895
Russell Top 200 Pure Growth Portfolio	37,550,921	63,131,874
Russell Top 200 Pure Value Portfolio	46,536,413	51,002,181
Zacks Micro Cap Portfolio	19,632,608	19,546,704

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Dynamic Large Cap Growth Portfolio	$57,039,622	$(3,429,655)	$53,609,967	$387,548,877
Dynamic Large Cap Value Portfolio	120,583,033	(25,220,342)	95,362,691	1,161,809,324
Russell 2000 Equal Weight Portfolio	3,297,548	(1,371,740)	1,925,808	20,414,361
Russell 2000 Pure Growth Portfolio	5,804,308	(2,212,569)	3,591,739	33,773,398
Russell 2000 Pure Value Portfolio	12,790,462	(6,727,198)	6,063,264	82,080,678
Russell Midcap Equal Weight Portfolio	3,599,205	(1,952,301)	1,646,904	25,626,616
Russell Midcap Pure Growth Portfolio	13,896,556	(3,705,025)	10,191,531	59,843,391
Russell Midcap Pure Value Portfolio	5,834,777	(5,123,039)	711,738	69,338,039
Russell Top 200 Equal Weight Portfolio	5,495,334	(1,016,662)	4,478,672	35,245,639
Russell Top 200 Pure Growth Portfolio	24,149,547	(4,300,498)	19,849,049	131,488,644
Russell Top 200 Pure Value Portfolio	7,225,075	(1,185,651)	6,039,424	68,709,748
Zacks Micro Cap Portfolio	3,277,202	(719,550)	2,557,652	23,139,579

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth Portfolio	$—	$22,172,538	$(22,172,538)
Dynamic Large Cap Value Portfolio	—	(105,076,601)	105,076,601
Russell 2000 Equal Weight Portfolio	11,888	2,342,201	(2,354,089)
Russell 2000 Pure Growth Portfolio	—	7,841,744	(7,841,744)
Russell 2000 Pure Value Portfolio	122,148	9,411,652	(9,533,800)
Russell Midcap Equal Weight Portfolio	388	3,815,450	(3,815,838)
Russell Midcap Pure Growth Portfolio	—	53,073,804	(53,073,804)
Russell Midcap Pure Value Portfolio	—	7,404,080	(7,404,080)
Russell Top 200 Equal Weight Portfolio	—	1,659,350	(1,659,350)
Russell Top 200 Pure Growth Portfolio	—	(7,430,964)	7,430,964
Russell Top 200 Pure Value Portfolio	—	(7,938,571)	7,938,571
Zacks Micro Cap Portfolio	120,659	24,580,293	(24,700,952)

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Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares Zacks Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio and PowerShares Zacks Micro Cap Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

116

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

In addition to the fees and expenses which the PowerShares Zacks Micro Cap Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Large Cap Growth Portfolio (PWB)
Actual	$1,000.00	$1,130.80	0.58%	$3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
PowerShares Dynamic Large Cap Value Portfolio (PWV)
Actual	1,000.00	1,147.60	0.57	3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Russell 2000 Equal Weight Portfolio (EQWS)
Actual	1,000.00	1,175.60	0.25	1.35
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
PowerShares Russell 2000 Pure Growth Portfolio (PXSG)
Actual	1,000.00	1,177.60	0.39	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Russell 2000 Pure Value Portfolio (PXSV)
Actual	1,000.00	1,179.80	0.39	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

117

Fees and Expenses (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Russell Midcap Equal Weight Portfolio (EQWM)
Actual	$1,000.00	$1,121.80	0.25%	$1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
PowerShares Russell Midcap Pure Growth Portfolio (PXMG)
Actual	1,000.00	1,164.00	0.39	2.09
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Russell Midcap Pure Value Portfolio (PXMV)
Actual	1,000.00	1,115.00	0.39	2.05
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Russell Top 200 Equal Weight Portfolio (EQWL)
Actual	1,000.00	1,148.60	0.25	1.33
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
PowerShares Russell Top 200 Pure Growth Portfolio (PXLG)
Actual	1,000.00	1,164.70	0.39	2.09
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Russell Top 200 Pure Value Portfolio (PXLV)
Actual	1,000.00	1,141.20	0.39	2.07
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Zacks Micro Cap Portfolio (PZI)
Actual	1,000.00	1,166.20	0.70	3.76
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

118

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares Dynamic Large Cap Growth Portfolio	100%	100%
PowerShares Dynamic Large Cap Value Portfolio	100%	100%
PowerShares Russell 2000 Equal Weight Portfolio	100%	97%
PowerShares Russell 2000 Pure Growth Portfolio	100%	100%
PowerShares Russell 2000 Pure Value Portfolio	91%	82%
PowerShares Russell Midcap Equal Weight Portfolio	100%	100%
PowerShares Russell Midcap Pure Growth Portfolio	100%	100%
PowerShares Russell Midcap Pure Value Portfolio	92%	86%
PowerShares Russell Top 200 Equal Weight Portfolio	100%	100%
PowerShares Russell Top 200 Pure Growth Portfolio	100%	100%
PowerShares Russell Top 200 Pure Value Portfolio	100%	100%
PowerShares Zacks Micro Cap Portfolio	55%	51%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

119

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

120

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

121

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

122

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

123

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

124

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

125

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and

126

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

127

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

128

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

129

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X

130

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

131

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-5
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

April 30, 2017

2017 Annual Report to Shareholders

PPA	PowerShares Aerospace & Defense Portfolio

PZD	PowerShares CleantechTM Portfolio

PDP	PowerShares DWA Momentum Portfolio

PSP	PowerShares Global Listed Private Equity Portfolio

PGJ	PowerShares Golden Dragon China Portfolio

PBP	PowerShares S&P 500 BuyWrite Portfolio

SPHQ	PowerShares S&P 500® Quality Portfolio

PHO	PowerShares Water Resources Portfolio

PBW	PowerShares WilderHill Clean Energy Portfolio

PUW	PowerShares WilderHill Progressive Energy Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

Global Equity

The fiscal year ended April 30, 2017, began on a negative note, with global equity investors concerned about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the “Fed”) monetary policy. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative monetary policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and, in the US, generally positive economic data.

In June 2016, the decision by UK voters to leave the European Union caused global markets to decline sharply, but only briefly. The outcome of the November US presidential election caused US stocks, particularly in the health care and financials sector, to rally. However, non-US equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks.

Global equity markets began calendar 2017 with a broad rally that marked the best first quarter for equities since 2013. Volatility was largely absent, and emerging market equities posted double-digit gains in the quarter. Improved consumer confidence and eurozone employment data fueled positive market sentiment, while investors generally shrugged off Fed interest rate hikes in

December 2016 and March 2017. For the reporting period as a whole, US equities outperformed non-US equities, and emerging markets outperformed their developed-market counterparts (excluding the US)—a reversal from previous years.

3

PPA	Manager’s Analysis
PowerShares Aerospace & Defense Portfolio (PPA)

As an index fund, the PowerShares Aerospace & Defense Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index. These companies are engaged principally in the development, manufacture, operation and support of defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services.

Strictly in accordance with its guidelines and mandated procedures, ISBC, LLC (the “Index Provider”) identifies common stocks for inclusion in the Index and weights them according to its modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 25.18%. On a net asset value (“NAV”) basis, the Fund returned 25.06%. During the same time period, the Index returned 25.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 26.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the IT services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to being underweight the aerospace & defense industry, and fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the IT services and communications equipment industries, respectively. The software industry detracted most significantly from the Fund’s return, followed by the construction & engineering industry.

Positions that contributed most significantly to the Fund’s return included Boeing Co. (The), an aerospace & defense company (portfolio average weight of 6.89%), and General Dynamics Corp., an aerospace & defense company (portfolio average weight of 6.70%). Positions that detracted most significantly from the Fund’s return included FireEye, Inc., a software company (portfolio average weight of 0.78%), and ViaSat, Inc., a communications equipment company (portfolio average weight of 1.18%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Aerospace & Defense	71.1
IT Services	7.2
Industrial Conglomerates	7.0
Communications Equipment	4.9
Containers & Packaging	3.8
Machinery	2.6
Electronic Equipment, Instruments & Components	1.8
Software	0.6
Construction & Engineering	0.6
Trading Companies & Distributors	0.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
United Technologies Corp.	7.0
Honeywell International, Inc.	7.0
Boeing Co. (The)	7.0
General Dynamics Corp.	6.9
Lockheed Martin Corp.	6.7
Raytheon Co.	5.5
Northrop Grumman Corp.	5.2
Harris Corp.	3.9
Rockwell Collins, Inc.	3.8
Ball Corp.	3.8
Total	56.8

*	Excluding money market fund holdings.

4

PowerShares Aerospace & Defense Portfolio (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
SPADE® Defense Index	25.83%	13.86%	47.60%	20.06%	149.46%	10.32%	166.99%	11.94%	266.41%
S&P Composite 1500® Aerospace & Defense Index	26.90	14.35	49.52	20.22	151.16	11.26	190.78	13.41	326.00
Fund
NAV Return	25.06	13.15	44.87	19.29	141.58	9.59	149.95	11.22	240.18
Market Price Return	25.18	13.19	45.00	19.32	141.88	9.61	150.26	11.24	240.65

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PZD	Manager’s Analysis
PowerShares CleantechTM Portfolio (PZD)

As an index fund, the PowerShares CleantechTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The Cleantech IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in stocks of clean technology (or “cleantech”) companies (as described below) that comprise the Index and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) based on the stocks in the Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Index, rather than in ADRs. The Index is a modified equally weighted index currently comprised of stocks of publicly traded cleantech companies and ADRs on such stocks.

Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (the “Index Provider”) identifies the securities for inclusion in the Index. The Index Provider considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products/services across a broad range of industries, including, but not limited to, clean energy, energy efficiency and transmission, clean water, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 24.13%. On a net asset value (“NAV”) basis, the Fund returned 23.21%. During the same time period, the Index returned 24.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the banks industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to significant overweight in the electrical equipment and electronic equipment instruments & components industries, compared to the Benchmark Index.

For the fiscal year ended April 30, 2017, the electrical equipment industry contributed most significantly to the Fund’s return, followed by the electronic equipment instruments & components and machinery industries, respectively. The semiconductors & semiconductor equipment industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Advanced Energy Industries, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.72%), and Raven Industries, Inc., an industrials conglomerates company (portfolio average weight of 1.07%). Positions that detracted most significantly from the Fund’s return included SunPower Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 1.05%), and SMA Solar Technology AG (Germany), a semiconductors & semiconductor equipment company (portfolio average weight of 0.83%).

6

PowerShares CleantechTM Portfolio (PZD) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Electrical Equipment	19.6
Machinery	9.9
Electronic Equipment, Instruments & Components	9.9
Semiconductors & Semiconductor Equipment	8.2
Professional Services	7.5
Industrial Conglomerates	7.4
Software	6.8
Chemicals	6.6
Building Products	5.8
Independent Power & Renewable Electricity Producers	3.8
Life Sciences Tools & Services	3.1
Auto Components	2.9
Aerospace & Defense	2.4
Commercial Services & Supplies	2.2
Communications Equipment	1.6
Mortgage REITs	1.3
Construction & Engineering	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Trimble, Inc.	3.2
Eurofins Scientific SE	3.1
Schneider Electric SE	3.1
Novozymes A/S, Class B	3.1
Vestas Wind Systems A/S	3.1
Siemens AG	3.1
Roper Technologies, Inc.	3.1
SGS SA	3.0
Autodesk, Inc.	3.0
ABB Ltd.	3.0
Total	30.8

*	Excluding money market fund holdings.

7

PowerShares CleantechTM Portfolio (PZD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
The Cleantech Index™	24.31%	6.75%	21.64%	11.82%	74.81%	4.57%	56.41%	N/A	N/A
S&P 500® Index	17.92%	10.47%	34.83%	13.68%	89.81%	7.15%	99.55%	7.64%	116.84%
Fund
NAV Return	23.21%	6.04%	19.24%	10.98%	68.36%	3.79%	45.11%	4.51%	59.09%
Market Price Return	24.13%	6.14%	19.58%	11.14%	69.55%	3.83%	45.57%	4.55%	59.66%

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.67%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Benchmark Index returns are based on the inception date of the Fund.

8

PDP	Manager’s Analysis
PowerShares DWA Momentum Portfolio (PDP)

As an index fund, the PowerShares DWA Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. The Index is composed of approximately 100 common stocks from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on any U.S. exchange and that are included within the NASDAQ Composite Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. The Index Provider bases these relative strength characteristics on each security’s market performance. The Fund generally invests in all of the securities comprising the Index proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 14.17%. On a net asset value (“NAV”) basis, the Fund returned 14.12%. During the same time period, the Index returned 14.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 19.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,940 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because of its exposure to growth stocks. The Benchmark Index performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was overweight in the financials sector and underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the energy and consumer staples sectors, respectively.

Positions that contributed most significantly to the Fund’s return included MarketAxess Holdings, Inc., a financials company (portfolio average weight of 2.43%), and Domino’s Pizza, Inc., a consumer discretionary company (portfolio average weight of 2.64%). Positions that detracted most significantly from the Fund’s return included Tractor Supply Co., a consumer discretionary company (no longer held at fiscal year-end), and GGP, Inc. REIT, a real estate company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Industrials	24.8
Information Technology	18.4
Consumer Discretionary	18.1
Financials	14.7
Health Care	12.3
Materials	3.5
Utilities	3.0
Consumer Staples	2.8
Energy	1.4
Telecommunication Services	0.5
Real Estate	0.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Apple, Inc.	3.0
Priceline Group, Inc. (The)	3.0
Macquarie Infrastructure Corp.	2.6
O’Reilly Automotive, Inc.	2.5
Domino’s Pizza, Inc.	2.4
MarketAxess Holdings, Inc.	2.3
J.B. Hunt Transport Services, Inc.	2.3
Rollins, Inc.	2.3
Arch Capital Group Ltd.	2.3
Exelixis, Inc.	2.2
Total	24.9

*	Excluding money market fund holdings.

9

PowerShares DWA Momentum Portfolio (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technical Leaders Index†	14.89%	8.66%	28.28%	11.36%	71.22%	6.55%	88.60%	7.13%	101.47%
Dorsey Wright® Technical Leaders Index	14.89	8.66	28.28	N/A	N/A	N/A	N/A	N/A	N/A
Russell 3000® Growth Index	19.83	11.88	40.05	13.79	90.77	8.80	132.50	9.23	145.28
Fund
NAV Return	14.12	7.93	25.74	11.04	68.79	6.43	86.49	7.01	99.20
Market Price Return	14.17	7.97	25.87	11.04	68.83	6.40	86.03	7.00	98.83

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The data known as the Blended-Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

10

PSP	Manager’s Analysis
PowerShares Global Listed Private Equity Portfolio (PSP)

As an index fund, the PowerShares Global Listed Private Equity Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 23.32%. On a net asset value (“NAV”) basis, the Fund returned 22.21%. During the same time period, the Index returned 23.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that Fund incurred during the period as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings.

During the same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Benchmark Index performance comparison is a useful measure for investors as a broad representation of the developed equity market excluding the U.S. and Canada. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the banks industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its allocation to the capital markets industry.

For the fiscal year ended April 30, 2017, the capital markets industry contributed most significantly to the Fund’s return, followed by the diversified financial services and electrical equipment industries, respectively. The construction & engineering industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included 3i Group PLC (United Kingdom), a capital markets company (portfolio average weight of 5.61%), and Partners Group Holding AG (Switzerland), a capital markets company (portfolio average weight of 5.69%). Positions that detracted most significantly from the Fund’s return included Brait SE (South Africa), a capital markets company (portfolio average weight of 2.97%), and Allied Minds PLC (United Kingdom), a capital markets company (portfolio average weight of 0.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Capital Markets	51.0
Diversified Financial Services	22.0
Internet Software & Services	4.3
Electrical Equipment	3.6
Industrial Conglomerates	3.5
Food Products	1.6
Health Care Providers & Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	12.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Partners Group Holding AG	5.9
3i Group PLC	5.6
Onex Corp.	4.6
Melrose Industries PLC	3.6
Leucadia National Corp.	3.5
Fosun International Ltd.	3.5
Ares Capital Corp.	3.4
Wendel SA	3.0
IAC/InterActiveCorp.	3.0
Eurazeo SA	3.0
Total	39.1

*	Excluding money market fund holdings.

11

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index								Average Annualized	Cumulative
Blended-Red Rocks Global Listed Private Equity Index†	23.33%	7.05%	22.67%	13.98%	92.36%	0.14%	1.38%	1.22%	13.61%
MSCI EAFE® Index (Net)††	11.29	0.86	2.60	6.78	38.84	0.87	9.02	2.30	27.01
Fund
NAV Return	22.21	6.25	19.95	12.95	83.82	(2.22)	(20.13)	(1.04)	(10.40)
Market Price Return	23.32	6.19	19.75	12.95	83.84	(2.20)	(19.95)	(1.02)	(10.20)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2019. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.24%, including acquired fund fees and expenses of 1.58% and the net annual operating expense ratio was indicated as 2.22%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The data included as the Blended-Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2017.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

12

PGJ	Manager’s Analysis
PowerShares Golden Dragon China Portfolio (PGJ)

As an index fund, the PowerShares Golden Dragon China Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Index. The Index is composed of securities of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes securities in the Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depository receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 19.31%. On a net asset value (“NAV”) basis, the Fund returned 19.23%. During the same time period, the Index returned 19.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due fees and operating expenses that the Fund incurred during the period partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the FTSE/Xinhua China 50 Index (the “Benchmark Index”) returned 18.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another index representative of equity exposure to Chinese companies. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index primarily because the Fund tracks an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to security selection within the consumer discretionary sector.

For the fiscal year ended April 30, 2017, the consumer discretionary sector contributed most significantly to the Fund’s return followed by the information technology and industrials sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the health care and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included NetEase, Inc. ADR (China), an information technology company (portfolio average weight of 8.78%), and New Oriental Education & Technology Group, Inc. ADR (China), a consumer discretionary company (portfolio average weight of 6.43%). Positions that detracted most significantly from the Fund’s return included 58.com, Inc., Class A ADR (China), an information technology company (portfolio average weight of 3.67%), and 21Vianet Group, Inc., Class A ADR (China), an information technology company (portfolio average weight of 0.61%).

13

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	43.0
Consumer Discretionary	39.1
Health Care	4.8
Telecommunication Services	4.2
Industrials	3.1
Energy	3.0
Financials	1.7
Real Estate	0.5
Consumer Staples	0.4
Utilities	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
New Oriental Education & Technology Group, Inc. ADR	9.0
JD.Com, Inc., Class A ADR	8.4
Ctrip.com International Ltd. ADR	7.8
Baidu, Inc. ADR	7.6
NetEase, Inc. ADR	6.4
TAL Education Group ADR	5.0
SINA Corp.	4.0
58.com, Inc., Class A ADR	3.9
Vipshop Holdings Ltd., Class A ADR	3.9
China Biologic Products, Inc.	3.6
Total	59.6

*	Excluding money market fund holdings.

14

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	19.48%	10.36%	34.41%	12.26%	78.31%	6.88%	94.60%	9.24%	199.08%
FTSE/Xinhua China 50 Index	18.21	7.22	23.27	4.10	22.28	3.77	44.73	9.24	198.89
Fund
NAV Return	19.23	10.02	33.17	12.05	76.65	6.49	87.46	8.76	183.14
Market Price Return	19.31	10.08	33.41	12.14	77.31	6.48	87.39	8.74	182.37

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PBP	Manager’s Analysis
PowerShares S&P 500 BuyWrite Portfolio (PBP)

As an index fund, the PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon. The Index is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) calculates the Index. The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500 Index and exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 12.18%. On a net asset value (“NAV”) basis, the Fund returned 11.86%. During the same time period, the Index returned 12.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark that does not contain a covered call component. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the covered call feature of the Fund. The sale of calls, while providing benefit in the form of cash flow to the Fund, during a period of rising markets, resulted in the options being exercised, which resulted in underperformance versus the Benchmark Index.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 3.27%), and Microsoft Corp., an information technology company (portfolio average weight of 2.44%). Positions that detracted most significantly from the Fund’s return included Bristol-Myers Squibb Co., a health care company (portfolio average weight of 0.53%), and Gilead Sciences, Inc., a health care company (portfolio average weight of 0.54%).

16

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Information Technology	22.9
Financials	14.3
Health Care	14.2
Consumer Discretionary	12.7
Industrials	10.3
Consumer Staples	9.4
Energy	6.4
Utilities	3.2
Real Estate	3.0
Materials	2.9
Telecommunication Services	2.3
Other Assets Less Liabilities	(1.6)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
Apple, Inc.	3.7
Microsoft Corp.	2.6
Amazon.com, Inc.	1.8
Facebook, Inc., Class A	1.8
Exxon Mobil Corp.	1.7
Johnson & Johnson	1.7
Berkshire Hathaway, Inc., Class B	1.6
JPMorgan Chase & Co.	1.5
Alphabet, Inc., Class A	1.4
Alphabet, Inc., Class C	1.3
Total	19.1

17

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	12.73%	6.48%	20.74%	7.12%	41.06%	4.45%	50.27%
S&P 500® Index	17.92	10.47	34.83	13.68	89.81	7.68	100.02
Fund
NAV Return	11.86	5.65	17.93	6.29	35.67	3.60	39.24
Market Price Return	12.18	5.62	17.81	6.25	35.41	3.61	39.33

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

18

SPHQ	Manager’s Analysis
PowerShares S&P 500® Quality Portfolio (SPHQ)

As an index fund, the PowerShares S&P 500® Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from the constituents of the S&P 500® Index that are of the highest quality-that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. In selecting constituent securities for the Index, the Index Provider first calculates the quality score of each security in the S&P 500® Index. The quality score of each component stock is derived by the Index Provider from each component stock’s return-on-equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 13.88%. On a net asset value (“NAV”) basis, the Fund returned 13.84%. During the same time period, the Index returned 14.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark because of its recognition in the market place and to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. stock market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that selects stocks based upon quality scores as computed by the Index Provider, while the Benchmark Index does not.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the consumer discretionary and information technology sectors.

For the fiscal year ended April 30, 2017, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. The telecommunication services sector detracted most significantly from the Fund’s return, followed by the real estate and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Boeing Co. (The), an industrials company (portfolio average weight of 3.39%), and Home Depot, Inc. (The), a consumer discretionary company (portfolio average weight of 4.99%). Positions that detracted most significantly from the Fund’s return included Verizon Communications, Inc., a telecommunication services company (portfolio average weight of 4.23%), and Gilead Sciences, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Industrials	20.9
Information Technology	20.7
Consumer Staples	18.2
Consumer Discretionary	16.9
Materials	9.0
Financials	5.7
Telecommunication Services	4.3
Health Care	3.2
Real Estate	0.8
Utilities	0.2
Energy	0.1
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
Home Depot, Inc. (The)	5.6
Procter & Gamble Co. (The)	5.0
Altria Group, Inc.	4.5
General Electric Co.	4.4
PepsiCo, Inc.	4.4
Verizon Communications, Inc.	4.3
Boeing Co. (The)	4.0
International Business Machines Corp.	4.0
Mastercard, Inc., Class A	3.1
United Technologies Corp.	2.4
Total	41.7

19

PowerShares S&P 500® Quality Portfolio (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-S&P 500® Quality Index†	14.19%	12.11%	40.90%	14.97%	100.91%	6.16%	81.82%	6.51%	105.33%
S&P 500® Index	17.92	10.47	34.83	13.68	89.81	7.15	99.55	7.99	140.18
Fund
NAV Return	13.84	11.77	39.63	14.61	97.74	5.94	78.02	6.35	101.77
Market Price Return	13.88	11.80	39.75	14.62	97.81	5.94	78.07	6.31	100.91

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.38% and the net annual operating expense ratio was indicated as 0.29%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

20

PHO	Manager’s Analysis
PowerShares Water Resources Portfolio (PHO)

As an index fund, the PowerShares Water Resources Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of companies in the water industry that comprise the Index.

The Index was created by, and is a trademark of, Nasdaq, Inc. (the “Index Provider”). The Index seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 16.74%. On a net asset value (“NAV”) basis, the Fund returned 16.73%. During the same time period, the Index returned 17.48%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based benchmark. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the banks industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, the machinery industry contributed most significantly to the Fund’s return, followed by the water utilities and life sciences tools & services industries, respectively. The independent power and renewable electricity producers industry was the only detracting industry.

Positions that contributed most significantly to the Fund’s return included Waters Corp., a life sciences tools & services company (portfolio average weight of 6.06%), and Roper Technologies, Inc., an industrial conglomerates company (portfolio average weight of 7.94%). Positions that detracted most significantly from the Fund’s return included TerraForm Power, Inc., Class A, an independent power and renewable electricity producers company (no longer held at fiscal year-end), and Energy Recovery, Inc., a machinery company (portfolio average weight of 1.18%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Machinery	30.0
Water Utilities	13.3
Chemicals	8.8
Life Sciences Tools & Services	8.5
Industrial Conglomerates	8.1
Health Care Equipment & Supplies	7.6
Trading Companies & Distributors	7.3
Building Products	5.5
Construction & Engineering	4.5
Commercial Services & Supplies	3.3
Electronic Equipment, Instruments & Components	3.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Waters Corp.	8.5
Roper Technologies, Inc.	8.2
Ecolab, Inc.	8.1
Danaher Corp.	7.6
HD Supply Holdings, Inc.	7.3
IDEX Corp.	4.4
Pentair PLC	4.3
Rexnord Corp.	4.3
Toro Co. (The)	4.2
A.O. Smith Corp.	4.2
Total	61.1

*	Excluding money market fund holdings.

21

PowerShares Water Resources Portfolio (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-NASDAQ OMX US Water IndexSM†	17.48%	2.26%	6.94%	8.70%	51.76%	5.20%	66.02%	6.82%	112.08%
S&P 500® Index	17.92	10.47	34.83	13.68	89.81	7.15	99.55	7.99	140.18
Fund
NAV Return	16.73	1.60	4.88	7.99	46.83	3.97	47.66	5.66	87.30
Market Price Return	16.74	1.60	4.88	7.99	46.86	3.97	47.61	5.56	85.19

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The data known as the Blended-Index is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

22

PBW	Manager’s Analysis
PowerShares WilderHill Clean Energy Portfolio (PBW)

As an index fund, the PowerShares WilderHill Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill (the “Index Provider”) includes stocks in the Index based on its evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation. At its discretion, the Index Provider reviews the Index’s component stocks quarterly or more often. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 3.60%. On a net asset value (“NAV”) basis, the Fund returned 3.60%. During the same time period, the Index returned 2.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 26.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,540 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the internet software & services industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the semiconductors & semiconductor equipment industry.

For the fiscal year ended April 30, 2017, the independent power and renewable electricity producers industry contributed most significantly to the Fund’s return, followed by the electronic equipment, instruments & components and construction & engineering industries, respectively. The semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return, followed by the electrical equipment and oil, gas & consumable fuels industries, respectively.

Positions that contributed most significantly to the Fund’s return included Advanced Energy Industries, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.46%), and TerraForm Global, Inc., Class A, an independent power and renewable electricity producers company (portfolio average weight of 3.26%). Positions that detracted most significantly from the Fund’s return included SunPower Corp., a semiconductors & semiconductor equipment company (portfolio average weight of 2.96%), and First Solar, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 3.00%).

23

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Semiconductors & Semiconductor Equipment	28.3
Electrical Equipment	20.5
Independent Power & Renewable Electricity Producers	14.4
Construction & Engineering	8.4
Electronic Equipment, Instruments & Components	6.1
Chemicals	5.5
Software	3.3
Automobiles	3.1
Aerospace & Defense	2.7
Oil, Gas & Consumable Fuels	2.7
Auto Components	2.5
Commercial Services & Supplies	2.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Plug Power, Inc.	4.0
Ballard Power Systems, Inc.	3.7
TPI Composites, Inc.	3.4
JA Solar Holdings Co. Ltd. ADR	3.3
Canadian Solar, Inc.	3.3
SunPower Corp.	3.2
Tesla, Inc.	3.1
Pattern Energy Group, Inc.	2.9
First Solar, Inc.	2.9
Ameresco, Inc., Class A	2.9
Total	32.7

*	Excluding money market fund holdings.

24

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	2.14%	(13.79)%	(35.93)%	(3.01)%	(14.15)%	(13.83)%	(77.43)%	(10.04)%	(72.38)%
NASDAQ Composite Index (Price Only)†	26.64	13.70	46.98	14.70	98.52	9.13	139.50	9.27	193.81
Fund
NAV Return	3.60	(12.23)	(32.39)	(1.45)	(7.03)	(12.93)	(74.95)	(9.17)	(68.96)
Market Price Return	3.60	(12.23)	(32.39)	(1.45)	(7.04)	(12.94)	(74.98)	(9.17)	(68.94)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Price only, and does not reflect dividends paid by the holdings in the Benchmark Index.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PUW	Manager’s Analysis
PowerShares WilderHill Progressive Energy Portfolio (PUW)

As an index fund, the PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Progressive Energy Index LLC (the “Index Provider”) includes the companies in the Index pursuant to a proprietary selection methodology. The Index is composed of common stocks of companies that are publicly traded in the United States and are engaged in a business or businesses that the Index Provider believes may substantially benefit from a societal shift toward the transitional energy technologies significant in improving the use of fossil fuels and nuclear power. At its discretion, the Index Provider reviews the Index component stocks quarterly, or more often. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 16.85%. On a net asset value (“NAV”) basis, the Fund returned 16.84%. During the same time period, the Index returned 17.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 26.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,540 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the internet software & services industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight the software, internet software & services, and the technology hardware storage & peripherals industries as well as stock selection in the independent power and renewable electricity producers industry.

For the fiscal year ended April 30, 2017, the machinery industry contributed most significantly to the Fund’s return, followed by the building products and electrical equipment industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the independent power and renewable electricity producers and commercial services & supplies industries, respectively.

Positions that contributed most significantly to the Fund’s return included MasTec, Inc., a construction & engineering company (portfolio average weight of 2.62%), and McDermott International, Inc., an energy equipment & services company (portfolio average weight of 2.96%). Positions that detracted most significantly from the Fund’s return included Southwestern Energy Co., an oil, gas & consumable fuels company (portfolio average weight of 2.77%), and Range Resources Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.77%).

26

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Oil, Gas & Consumable Fuels	19.4
Machinery	16.4
Electrical Equipment	12.9
Chemicals	8.2
Building Products	7.7
Construction & Engineering	5.4
Independent Power & Renewable Electricity Producers	5.0
Electric Utilities	4.7
Commercial Services & Supplies	3.9
Auto Components	3.1
Mortgage REITs	2.8
Electronic Equipment, Instruments & Components	2.7
Energy Equipment & Services	2.7
Food & Staples Retailing	2.6
Automobiles	2.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
REX American Resources Corp.	3.0
FMC Corp.	2.9
Altra Industrial Motion Corp.	2.9
MasTec, Inc.	2.8
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2.8
Methanex Corp.	2.8
Chesapeake Energy Corp.	2.8
Regal Beloit Corp.	2.7
Green Plains, Inc.	2.7
Chart Industries, Inc.	2.7
Total	28.1

*	Excluding money market fund holdings.

27

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
WilderHill Progressive Energy Index	17.71%	(5.96)%	(16.83)%	1.82%	9.45%	0.62%	6.33%	1.95%	22.59%
NASDAQ Composite Index (Price Only)†	26.64	13.70	46.98	14.70	98.52	9.13	139.50	9.43	157.91
Fund
NAV Return	16.84	(6.27)	(17.67)	1.23	6.30	(0.10)	(0.99)	1.24	13.88
Market Price Return	16.85	(6.27)	(17.65)	1.23	6.30	(0.11)	(1.06)	1.24	13.88

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.99% and the net annual operating expense ratio was indicated as 0.70%.The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Price Only, and does not reflect dividends paid by the holdings in the Benchmark Index.

††	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

Schedule of Investments(a)

PowerShares Aerospace & Defense Portfolio (PPA)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—71.1%
55,622	AAR Corp.	$2,001,836
106,037	Aerojet Rocketdyne Holdings, Inc.(b)	2,376,289
37,644	Aerovironment, Inc.(b)	1,075,489
84,325	Axon Enterprise, Inc.(b)	2,072,709
213,698	Boeing Co. (The)	39,497,801
160,013	BWX Technologies, Inc.	7,867,839
43,497	Cubic Corp.	2,257,494
71,198	Curtiss-Wright Corp.	6,654,165
98,952	DigitalGlobe, Inc.(b)	3,186,255
18,039	Ducommun, Inc.(b)	530,166
68,886	Elbit Systems Ltd. (Israel)	8,182,968
59,264	Engility Holdings, Inc.(b)	1,680,134
47,427	Esterline Technologies Corp.(b)	4,337,199
202,884	General Dynamics Corp.	39,316,890
135,549	HEICO Corp.	9,633,468
147,297	Hexcel Corp.	7,622,620
74,453	Huntington Ingalls Industries, Inc.	14,956,863
66,037	KEYW Holding Corp. (The)(b)	626,691
119,166	Kratos Defense & Security Solutions, Inc.(b)	908,045
124,464	L3 Technologies, Inc.	21,379,181
140,865	Lockheed Martin Corp.	37,956,074
62,325	Mercury Systems, Inc.(b)	2,329,709
57,802	Moog, Inc., Class A(b)	3,968,107
120,594	Northrop Grumman Corp.	29,661,300
94,649	Orbital ATK, Inc.	9,370,251
201,830	Raytheon Co.	31,326,034
209,824	Rockwell Collins, Inc.	21,840,580
15,863	Sparton Corp.(b)	353,269
56,585	Teledyne Technologies, Inc.(b)	7,629,356
435,603	Textron, Inc.	20,325,236
85,949	TransDigm Group, Inc.	21,206,197
79,495	Triumph Group, Inc.	2,082,769
336,518	United Technologies Corp.	40,042,277
17,557	Vectrus, Inc.(b)	446,650

		404,701,911

	Communications Equipment—4.9%
37,605	Comtech Telecommunications Corp.	526,846
198,263	Harris Corp.	22,183,647
78,845	ViaSat, Inc.(b)	5,048,445

		27,758,938

	Construction & Engineering—0.6%
230,136	KBR, Inc.	3,233,411

	Containers & Packaging—3.8%
281,801	Ball Corp.	21,667,679

	Electronic Equipment, Instruments & Components—1.8%
219,710	FLIR Systems, Inc.	8,069,948
30,478	OSI Systems, Inc.(b)	2,358,997

		10,428,945

	Industrial Conglomerates—7.0%
302,270	Honeywell International, Inc.	39,639,688

	IT Services—7.2%
238,498	Booz Allen Hamilton Holding Corp.	8,569,233
39,196	CACI International, Inc., Class A(b)	4,625,128
262,566	CSRA, Inc.	7,635,419

Number of Shares		Value
	Common Stocks (continued)
	IT Services (continued)
241,735	Leidos Holdings, Inc.	$12,729,765
62,437	ManTech International Corp., Class A	2,216,514
72,523	Science Applications International Corp.	5,293,454

		41,069,513

	Machinery—2.6%
119,135	Oshkosh Corp.	8,266,778
99,251	Woodward, Inc.	6,716,315

		14,983,093

	Software—0.6%
281,372	FireEye, Inc.(b)	3,519,964

	Trading Companies & Distributors—0.4%
43,686	Kaman Corp.	2,097,365

	Total Common Stocks (Cost $492,657,774)	569,100,507

	Money Market Fund—0.0%
128,000	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $128,000)	128,000

	Total Investments (Cost $492,785,774)—100.0%	569,228,507
	Other assets less liabilities—(0.0)%	(79,017)

	Net Assets—100.0%	$569,149,490

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

PowerShares CleantechTM Portfolio (PZD)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Aerospace & Defense—2.4%
43,141	Hexcel Corp.	$2,232,547

	Auto Components—2.9%
64,498	BorgWarner, Inc.	2,726,975

	Building Products—5.8%
64,249	Johnson Controls International PLC	2,670,831
77,965	Kingspan Group PLC (Ireland)	2,711,280

		5,382,111

	Chemicals—6.6%
635	Gurit Holding AG (Switzerland)	553,061
66,828	Novozymes A/S, Class B (Denmark)	2,886,506
45,059	Umicore SA (Belgium)	2,637,351

		6,076,918

	Commercial Services & Supplies—2.2%
54,044	CECO Environmental Corp.	610,157
125,152	Tomra Systems ASA (Norway)	1,457,294

		2,067,451

	Communications Equipment—1.6%
40,595	CalAmp Corp.(b)	728,274
156,256	Telit Communications PLC (United Kingdom)	751,516

		1,479,790

	Construction & Engineering—0.9%
35,752	Aegion Corp.(b)	815,861

	Electrical Equipment—19.6%
113,948	ABB Ltd. (Switzerland)	2,788,461
28,136	EnerSys	2,338,383
125,083	Gamesa Corp. Tecnologica SA (Spain)	2,701,708
51,980	Lumenpulse, Inc. (Canada)(b)	801,389
36,799	Schneider Electric SE (France)	2,905,239
58,620	Sensata Technologies Holding NV(b)	2,413,972
68,813	SGL Carbon SE (Germany)(b)(c)	695,611
35,065	TPI Composites, Inc.(b)	689,027
33,146	Vestas Wind Systems A/S (Denmark)	2,853,648

		18,187,438

	Electronic Equipment, Instruments & Components—9.9%
30,147	Badger Meter, Inc.	1,198,343
26,907	Horiba Ltd. (Japan)	1,585,888
26,835	Itron, Inc.(b)	1,740,250
606,333	Opus Group AB (Sweden)	482,749
118,027	Pure Technologies Ltd. (Canada)	389,309
82,799	Trimble, Inc.(b)	2,933,569
16,960	Vaisala Oyj, Class A (Finland)	812,433

		9,142,541

	Independent Power & Renewable Electricity Producers—3.8%
12,489,643	Energy Development Corp. (Philippines)	1,507,306
34,831	Ormat Technologies, Inc.	2,057,119

		3,564,425

	Industrial Conglomerates—7.4%
36,379	Raven Industries, Inc.	1,127,749
12,963	Roper Technologies, Inc.	2,835,008
19,896	Siemens AG (Germany)	2,851,212

		6,813,969

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Life Sciences Tools & Services—3.1%
5,918	Eurofins Scientific SE (Luxembourg)	$2,913,515

	Machinery—9.9%
51,021	Donaldson Co., Inc.	2,361,252
12,418	Kadant, Inc.	771,779
11,007	Lindsay Corp.(c)	956,068
34,074	Woodward, Inc.	2,305,787
54,121	Xylem, Inc.	2,782,361

		9,177,247

	Mortgage REITs—1.3%
53,274	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	1,167,766

	Professional Services—7.5%
52,610	Intertek Group PLC (United Kingdom)	2,767,489
31,562	Mistras Group, Inc.(b)	710,145
62,527	Ricardo PLC (United Kingdom)	709,847
1,246	SGS SA (Switzerland)	2,802,546

		6,990,027

	Semiconductors & Semiconductor Equipment—8.2%
27,335	Advanced Energy Industries, Inc.(b)	2,017,323
66,911	Cree, Inc.(b)	1,464,013
765,733	Meyer Burger Technology AG (Switzerland)(b)(c)	630,771
21,090	Power Integrations, Inc.	1,390,886
24,698	SMA Solar Technology AG (Germany)(c)	638,888
43,409	SolarEdge Technologies, Inc.(b)(c)	701,055
106,048	SunPower Corp.(b)(c)	735,973

		7,578,909

	Software—6.8%
25,152	ANSYS, Inc.(b)	2,770,744
31,102	Autodesk, Inc.(b)	2,801,357
60,179	Silver Spring Networks, Inc.(b)	686,643

		6,258,744

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $66,005,659)—99.9%	92,576,234

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.7%
3,423,677	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $3,423,677)	3,423,677

	Total Investments (Cost $69,429,336)—103.6%	95,999,911
	Other assets less liabilities—(3.6)%	(3,360,840)

	Net Assets—100.0%	$92,639,071

Investment Abbreviations:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares CleantechTM Portfolio (PZD) (continued)

April 30, 2017

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

PowerShares DWA Momentum Portfolio (PDP)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.1%
22,824	Amazon.com, Inc.(b)	$21,111,972
209,782	CBS Corp., Class B	13,963,090
28,174	Charter Communications, Inc., Class A(b)	9,724,538
59,883	Cracker Barrel Old Country Store, Inc.	9,592,658
190,394	Domino’s Pizza, Inc.	34,535,568
52,223	Home Depot, Inc. (The)	8,152,010
296,806	Interpublic Group of Cos., Inc. (The)	6,995,717
167,365	Liberty Ventures, Series A(b)	9,012,605
3,553	NVR, Inc.(b)	7,501,271
140,505	O’Reilly Automotive, Inc.(b)	34,866,316
39,562	Panera Bread Co., Class A(b)	12,370,246
65,372	Pool Corp.	7,819,799
22,753	Priceline Group, Inc. (The)(b)	42,020,696
2,801,077	Sirius XM Holdings, Inc.	13,865,331
105,177	TJX Cos., Inc. (The)	8,271,119
42,150	Vail Resorts, Inc.	8,331,369
77,837	Visteon Corp.(b)	8,013,319

		256,147,624

	Consumer Staples—2.8%
333,582	Altria Group, Inc.	23,944,516
43,810	Costco Wholesale Corp.	7,777,151
52,359	Spectrum Brands Holdings, Inc.	7,525,559

		39,247,226

	Energy—1.4%
255,914	Cheniere Energy, Inc.(b)	11,605,700
76,152	Diamondback Energy, Inc.(b)	7,603,016

		19,208,716

	Financials—14.7%
92,286	American Financial Group, Inc.	8,980,351
59,639	Ameriprise Financial, Inc.	7,624,846
331,852	Arch Capital Group Ltd.(b)	32,179,689
353,168	Bank of the Ozarks, Inc.	16,764,885
81,745	Chubb Ltd.	11,219,501
120,477	Discover Financial Services	7,540,655
10,711	Markel Corp.(b)	10,385,386
173,020	MarketAxess Holdings, Inc.	33,309,810
118,472	Pinnacle Financial Partners, Inc.	7,582,208
136,438	RenaissanceRe Holdings Ltd. (Bermuda)	19,397,391
93,623	Torchmark Corp.	7,181,820
375,080	W.R. Berkley Corp.	25,497,938
219,541	Western Alliance Bancorp(b)	10,516,014
11,978	White Mountains Insurance Group Ltd.	10,288,383

		208,468,877

	Health Care—12.3%
67,107	Align Technology, Inc.(b)	9,033,944
53,882	Becton, Dickinson and Co.	10,074,318
161,093	Cantel Medical Corp.	11,986,930
66,658	Cooper Cos., Inc. (The)	13,353,597
186,080	Danaher Corp.	15,506,046
1,361,042	Exelixis, Inc.(b)	30,487,341
53,529	IDEXX Laboratories, Inc.(b)	8,978,419
84,528	Masimo Corp.(b)	8,684,407
31,721	Mettler-Toledo International, Inc.(b)	16,286,196
100,163	NuVasive, Inc.(b)	7,262,819

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
44,026	UnitedHealth Group, Inc.	$7,699,267
48,950	Waters Corp.(b)	8,316,116
288,542	West Pharmaceutical Services, Inc.	26,554,520

		174,223,920

	Industrials—24.8%
37,424	3M Co.	7,328,742
247,543	A.O. Smith Corp.	13,337,617
235,638	Alaska Air Group, Inc.	20,050,437
444,435	Copart, Inc.(b)	13,733,042
103,652	Deluxe Corp.	7,453,615
106,570	EnerSys	8,857,033
43,329	Huntington Ingalls Industries, Inc.	8,704,363
119,626	IDEX Corp.	12,532,020
54,080	Illinois Tool Works, Inc.	7,467,907
371,014	J.B. Hunt Transport Services, Inc.	33,265,115
43,087	Lennox International, Inc.	7,126,159
88,329	Lockheed Martin Corp.	23,800,249
460,712	Macquarie Infrastructure Corp.	37,488,135
108,744	Middleby Corp. (The)(b)	14,803,321
69,051	Northrop Grumman Corp.	16,983,784
152,363	Old Dominion Freight Line, Inc.	13,487,173
829,484	Rollins, Inc.	32,208,864
123,519	Roper Technologies, Inc.	27,013,605
61,058	Stanley Black & Decker, Inc.	8,313,047
85,811	Teledyne Technologies, Inc.(b)	11,569,897
135,836	Toro Co. (The)	8,818,473
150,221	Union Pacific Corp.	16,818,743

		351,161,341

	Information Technology—18.4%
1,235,859	Advanced Micro Devices, Inc.(b)	16,436,925
301,852	Amphenol Corp., Class A	21,826,918
294,557	Apple, Inc.	42,313,113
134,204	Aspen Technology, Inc.(b)	8,252,204
290,955	Cadence Design Systems, Inc.(b)	9,476,404
37,701	Coherent, Inc.(b)	8,128,336
106,967	Electronic Arts, Inc.(b)	10,142,611
68,884	Facebook, Inc., Class A(b)	10,349,821
61,525	Fair Isaac Corp.	8,335,407
161,598	Fiserv, Inc.(b)	19,252,786
60,510	Intuit, Inc.	7,576,457
84,805	IPG Photonics Corp.(b)	10,712,568
84,577	Jack Henry & Associates, Inc.	8,197,203
74,062	Littelfuse, Inc.	11,416,657
257,451	Mastercard, Inc., Class A	29,946,700
202,228	MAXIMUS, Inc.	12,333,886
97,749	Monolithic Power Systems, Inc.	8,944,033
145,342	Take-Two Interactive Software, Inc.(b)	9,134,745
86,125	Visa, Inc., Class A	7,856,322

		260,633,096

	Materials—3.5%
599,209	Chemours Co. (The)	24,142,131
95,611	Ecolab, Inc.	12,342,424
155,572	RPM International, Inc.	8,176,864
253,620	United States Steel Corp.	5,660,798

		50,322,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares DWA Momentum Portfolio (PDP) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—0.5%
160,567	Apartment Investment & Management Co., Class A REIT	$7,023,200

	Telecommunication Services—0.5%
114,554	T-Mobile US, Inc.(b)	7,706,048

	Utilities—3.0%
93,167	Atmos Energy Corp.	7,548,390
195,325	CMS Energy Corp.	8,867,755
64,685	NextEra Energy, Inc.	8,639,329
362,797	UGI Corp.	18,197,897

		43,253,371

	Total Common Stocks and Other Equity Interests (Cost $1,198,209,220)	1,417,395,636

	Money Market Fund—0.1%
740,212	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $740,212)	740,212

	Total Investments (Cost $1,198,949,432)—100.1%	1,418,135,848
	Other assets less liabilities—(0.1)%	(1,066,016)

	Net Assets—100.0%	$1,417,069,832

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

PowerShares Global Listed Private Equity Portfolio (PSP)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—87.4%
	Capital Markets—51.0%
1,546,030	3i Group PLC (United Kingdom)	$15,871,396
125,393	Alaris Royalty Corp. (Canada)(b)	1,996,494
791,363	Allied Minds PLC (United Kingdom)(c)	1,604,335
136,606	Altamir (France)	2,292,346
289,988	Apollo Global Management LLC, Class A	7,762,979
556,915	Apollo Investment Corp.	3,781,453
555,891	Ares Capital Corp.	9,783,682
77,393	AURELIUS Equity Opportunities SE & Co. KGaA (Germany)(b)	3,817,752
189,273	BlackRock Capital Investment Corp.	1,387,371
1,004,011	Brait SE (South Africa)(c)	6,400,465
193,728	Bure Equity AB (Sweden)	2,395,674
303,979	Carlyle Group LP (The)	5,380,428
59,005	Deutsche Beteiligungs AG (Germany)	2,245,017
355,662	Fifth Street Finance Corp.	1,632,489
502,918	FS Investment Corp.(b)	4,878,305
74,541	Gimv NV (Belgium)	4,545,599
77,029	Goldman Sachs BDC, Inc.	1,925,725
122,330	Golub Capital BDC, Inc.(b)	2,484,522
234,492	Hercules Capital, Inc.	3,639,316
625,892	Intermediate Capital Group PLC (United Kingdom)	6,324,129
1,705,545	IP Group PLC (United Kingdom)(c)	3,078,135
135,366	JAFCO Co. Ltd. (Japan)	4,821,055
111,626	Main Street Capital Corp.(b)	4,469,505
184,692	Medley Capital Corp.	1,425,822
141,467	New Mountain Finance Corp.	2,107,858
27,848	Partners Group Holding AG (Switzerland)(b)	16,827,135
213,028	PennantPark Investment Corp.	1,706,354
267,318	Princess Private Equity Holding Ltd. (Guernsey)	2,918,236
608,530	Prospect Capital Corp.(b)	5,659,329
864,200	Ratos AB, Class B (Sweden)(b)	4,054,170
112,944	Safeguard Scientifics, Inc.(c)	1,434,389
94,723	Solar Capital Ltd.	2,160,632
111,322	Triangle Capital Corp.(b)	2,106,212
5,419,959	Zeder Investments Ltd. (South Africa)	2,903,604

		145,821,913

	Diversified Financial Services—22.0%
48,320	Ackermans & van Haaren NV (Belgium)	7,903,232
1,119,595	Apax Global Alpha Ltd. (Guernsey)(d)	2,031,487
531,396	Better Capital PCC Ltd. (United Kingdom)	735,618
838,812	China Merchants China Direct Investments Ltd. (China)	1,235,966
168,890	Compass Diversified Holdings(b)	2,845,796
76,696	Electra Private Equity PLC (United Kingdom)	2,640,389
127,104	Eurazeo SA (France)	8,614,630
171,531	FNFV Group(c)	2,349,975
139,238	HgCapital Trust PLC (United Kingdom)	2,666,059
399,376	Leucadia National Corp.	10,140,157
181,456	Onex Corp. (Canada)	13,070,724
61,919	Wendel SA (France)	8,674,443

		62,908,476

	Electrical Equipment—3.6%
3,337,225	Melrose Industries PLC (United Kingdom)	10,210,968

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Food Products—1.6%
46,091	Schouw & Co. (Denmark)	$4,747,579

	Health Care Providers & Services—1.4%
130,232	Lifco AB, Class B (Sweden)	3,963,672

	Industrial Conglomerates—3.5%
6,552,789	Fosun International Ltd. (China)	9,924,958

	Internet Software & Services—4.3%
104,232	IAC/InterActiveCorp.(c)	8,652,298
204,907	Rocket Internet SE (Germany)(c)(d)	3,737,485

		12,389,783

	Total Common Stocks and Other Equity Interests (Cost $231,537,726)	249,967,349

	Money Market Fund—8.6%
24,590,156	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(e) (Cost $24,590,156)	24,590,156

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $256,127,882)—96.0%	274,557,505

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.9%
34,133,098	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $34,133,098)	34,133,098

	Total Investments (Cost $290,260,980)—107.9%	308,690,603
	Other assets less liabilities—(7.9)%	(22,547,277)

	Net Assets—100.0%	$286,143,326

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2017 was $5,768,972, which represented 2.02% of the Fund’s Net Assets.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

April 30, 2017

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	15.1%

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Rate	Termination Date	Notional Value(a)		Unrealized Appreciation (Depreciation)
Citibank, N.A.	Receive	The Blackstone Group LP	1-Month LIBOR plus 65 basis points	October-2017	$	11,144,503	$293,230
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Month LIBOR plus 65 basis points	October-2017	CAD	3,591,205	59,915
Citibank, N.A.	Receive	KKR & Co. LP	1-Month LIBOR plus 65 basis points	October-2017		9,863,672	837,860
Morgan Stanley Capital Services LLC	Receive	Riverstone Energy Ltd.	1-Month LIBOR plus 85 basis points	August-2018	GBP	2,332,892	(2,554)

Total Open Over-The-Counter Total Return Swap Agreements—Equity Risk							$1,188,451

Investment Abbreviations:

CAD—Canadian Dollar

GBP—Pound Sterling

LIBOR—London Interbank Offered Rate

(a)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—39.1%
49,723	500.com Ltd., Class A ADR (China)(b)	$646,896
76,176	AirMedia Group, Inc. ADR (China)(b)	202,628
55,054	China Automotive Systems, Inc. (China)(b)	262,608
35,237	China Distance Education Holdings Ltd. ADR (China)	358,360
56,247	China Lodging Group Ltd. ADR (China)(b)(c)	3,992,412
236,582	Ctrip.com International Ltd. ADR (China)(b)	11,949,757
367,147	JD.Com, Inc., Class A ADR (China)(b)	12,875,845
158,669	Jumei International Holding Ltd., Class A ADR (China)(b)	525,194
82,827	Kandi Technologies Group, Inc. (China)(b)(c)	339,591
213,273	New Oriental Education & Technology Group, Inc. ADR (China)(b)	13,764,640
64,894	TAL Education Group ADR (China)(b)	7,729,524
52,570	Tarena International, Inc., Class A ADR (China)(b)(c)	978,328
55,411	Tuniu Corp., Class A ADR (China)(b)(c)	453,262
431,365	Vipshop Holdings Ltd., Class A ADR (China)(b)	5,983,033

		60,062,078

	Consumer Staples—0.4%
137,511	Pingtan Marine Enterprise Ltd.(c)	655,927

	Energy—3.0%
19,002	China Petroleum & Chemical Corp., H-Shares ADR (China)	1,546,193
17,491	CNOOC Ltd. ADR (China)	2,031,579
13,671	PetroChina Co. Ltd., H-Shares ADR (China)	960,388
26,179	Sino Clean Energy, Inc. (China)(b)	0

		4,538,160

	Financials—1.7%
44,481	China Life Insurance Co. Ltd., H-Shares ADR (China)	675,666
63,575	Fanhua, Inc. ADR (China)(b)	537,844
43,075	Noah Holdings Ltd. ADR (China)(b)(c)	1,086,352
15,992	Yintech Investment Holdings Ltd. ADR (China)	252,034

		2,551,896

	Health Care—4.8%
47,254	China Biologic Products, Inc. (China)(b)	5,575,972
80,435	iKang Healthcare Group, Inc., Class A ADR (China)(b)(c)	1,179,981
99,086	Sinovac Biotech Ltd. (China)(b)	553,891

		7,309,844

	Industrials—3.1%
46,579	51job, Inc. ADR (China)(b)	1,909,273
51,368	eHi Car Services Ltd., Class A ADR (China)(b)(c)	519,844
34,748	Zhaopin Ltd., Class A ADR (Australia)(b)	623,727
125,356	ZTO Express Cayman, Inc. ADR (China)(b)(c)	1,746,209

		4,799,053

	Information Technology—43.0%
100,833	21Vianet Group, Inc., Class A ADR (China)(b)(c)	545,507

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
153,338	58.com, Inc., Class A ADR (China)(b)	$6,069,118
87,501	Autohome, Inc., Class A ADR (China)(b)(c)	3,027,535
64,456	Baidu, Inc. ADR (China)(b)	11,616,905
48,744	Baozun, Inc. ADR (China)(b)	744,321
47,542	Bitauto Holdings Ltd. ADR (China)(b)(c)	1,393,931
100,425	Canadian Solar, Inc. (Canada)(b)(c)	1,335,652
32,387	Changyou.com Ltd., Class A ADR (China)(b)	1,057,436
64,762	Cheetah Mobile, Inc., Class A ADR (China)(b)(c)	682,591
31,828	China Customer Relations Center, Inc. (China)(b)(c)	475,510
12,448	Daqo New Energy Corp. ADR (China)(b)	231,657
517,377	Fang Holdings Ltd. ADR (China)(b)	1,733,213
104,753	Hollysys Automation Technologies Ltd. (China)	1,680,238
69,954	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	490,378
39,637	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	687,306
136,899	Momo, Inc., Class A ADR (China)(b)	5,199,424
36,794	NetEase, Inc. ADR (China)	9,764,760
148,150	NQ Mobile, Inc., Class A ADR (China)(b)(c)	558,525
53,989	Phoenix New Media Ltd., Class A ADR (China)(b)	188,422
27,213	Renren, Inc., Class A ADR (China)(b)(c)	200,832
33,125	Semiconductor Manufacturing International Corp. ADR (China)(b)	208,356
80,717	SINA Corp. (China)(b)	6,199,873
67,469	Sohu.com, Inc. (China)(b)	2,617,797
98,994	Weibo Corp., Class A ADR (China)(b)(c)	5,529,805
17,421	Yirendai Ltd. ADR (China)(b)(c)	434,828
66,623	YY, Inc., Class A ADR (China)(b)	3,262,528

		65,936,448

	Real Estate—0.5%
63,726	Nam Tai Property, Inc. (China)	500,249
73,359	Xinyuan Real Estate Co. Ltd. ADR (China)	341,853

		842,102

	Telecommunication Services—4.2%
101,557	China Mobile Ltd. ADR (China)	5,415,019
6,693	China Telecom Corp. Ltd., H-Shares ADR (China)	328,091
51,354	China Unicom (Hong Kong) Ltd. ADR (China)	666,575

		6,409,685

	Utilities—0.2%
12,921	Huaneng Power International, Inc., H-Shares ADR (China)	353,519

	Total Common Stocks and Other Equity Interests (Cost $135,331,134)	153,458,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

April 30, 2017

Number of Shares		Value
	Money Market Fund—0.1%
164,476	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $164,476)	$164,476

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $135,495,610)—100.1%	153,623,188

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.7%
11,762,737	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $11,762,737)	11,762,737

	Total Investments (Cost $147,258,347)—107.8%	165,385,925
	Other assets less liabilities—(7.8)%	(11,926,364)

	Net Assets—100.0%	$153,459,561

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

This Fund has holdings greater than 10% of net assets in the following country:

China	98.3%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—101.6%(b)
	Consumer Discretionary—12.7%
1,199	Advance Auto Parts, Inc.	$170,426
6,438	Amazon.com, Inc.(c)	5,955,086
1,066	AutoNation, Inc.(c)	44,772
463	AutoZone, Inc.(c)	320,484
2,444	Bed Bath & Beyond, Inc.	94,705
4,402	Best Buy Co., Inc.	228,068
3,250	BorgWarner, Inc.	137,410
3,042	CarMax, Inc.(c)	177,957
6,794	Carnival Corp.	419,665
6,046	CBS Corp., Class B	402,422
3,497	Charter Communications, Inc., Class A(c)	1,207,025
467	Chipotle Mexican Grill, Inc.(c)	221,577
4,562	Coach, Inc.	179,697
76,935	Comcast Corp., Class A	3,015,083
5,524	D.R. Horton, Inc.	181,684
2,019	Darden Restaurants, Inc.	171,999
4,382	Delphi Automotive PLC	352,313
2,481	Discovery Communications, Inc., Class A(c)	71,403
3,507	Discovery Communications, Inc., Class C(c)	98,126
3,689	DISH Network Corp., Class A(c)	237,719
4,131	Dollar General Corp.	300,365
3,837	Dollar Tree, Inc.(c)	317,588
1,960	Expedia, Inc.	262,091
2,152	Foot Locker, Inc.	166,436
63,454	Ford Motor Co.	727,817
3,567	Gap, Inc. (The)	93,455
1,870	Garmin Ltd.	95,071
22,159	General Motors Co.	767,588
2,412	Genuine Parts Co.	221,952
4,090	Goodyear Tire & Rubber Co. (The)	148,181
3,367	H&R Block, Inc.	83,468
6,156	Hanesbrands, Inc.	134,262
2,866	Harley-Davidson, Inc.	162,817
1,819	Hasbro, Inc.	180,281
19,802	Home Depot, Inc. (The)	3,091,092
6,384	Interpublic Group of Cos., Inc. (The)	150,471
2,868	Kohl’s Corp.	111,938
3,905	L Brands, Inc.	206,223
2,174	Leggett & Platt, Inc.	114,222
3,303	Lennar Corp., Class A	166,801
5,007	LKQ Corp.(c)	156,419
14,077	Lowe’s Cos., Inc.	1,194,856
4,943	Macy’s, Inc.	144,434
5,112	Marriott International, Inc., Class A	482,675
5,567	Mattel, Inc.	124,812
13,314	McDonald’s Corp.	1,863,028
2,641	Michael Kors Holdings Ltd.(c)	98,589
1,025	Mohawk Industries, Inc.(c)	240,660
6,997	Netflix, Inc.(c)	1,064,943
7,841	Newell Brands, Inc.	374,329
6,205	News Corp., Class A	78,928
1,947	News Corp., Class B	25,311
21,543	NIKE, Inc., Class B	1,193,698
1,851	Nordstrom, Inc.	89,348
3,813	Omnicom Group, Inc.	313,124
1,490	O’Reilly Automotive, Inc.(c)	369,743

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
800	Priceline Group, Inc. (The)(c)	$1,477,456
4,650	PulteGroup, Inc.	105,416
1,289	PVH Corp.	130,228
915	Ralph Lauren Corp., Class A	73,859
6,407	Ross Stores, Inc.	416,455
2,724	Royal Caribbean Cruises Ltd.	290,378
1,553	Scripps Networks Interactive, Inc., Class A	116,040
1,132	Signet Jewelers Ltd.	74,531
10,576	Staples, Inc.	103,328
23,691	Starbucks Corp.	1,422,881
9,041	Target Corp.	504,940
3,491	TEGNA, Inc.	88,951
1,740	Tiffany & Co.	159,471
12,588	Time Warner, Inc.	1,249,611
10,597	TJX Cos., Inc. (The)	833,348
2,125	Tractor Supply Co.	131,559
1,836	TripAdvisor, Inc.(c)	82,638
17,107	Twenty-First Century Fox, Inc., Class A	522,448
7,918	Twenty-First Century Fox, Inc., Class B	236,431
951	Ulta Beauty, Inc.(c)	267,649
2,987	Under Armour, Inc., Class A(c)	64,191
2,997	Under Armour, Inc., Class C(c)	58,172
5,385	VF Corp.	294,183
5,649	Viacom, Inc., Class B	240,421
23,648	Walt Disney Co. (The)	2,733,709
1,211	Whirlpool Corp.	224,858
1,707	Wyndham Worldwide Corp.	162,694
1,293	Wynn Resorts Ltd.	159,052
5,464	Yum! Brands, Inc.	359,258

		41,588,793

	Consumer Staples—9.4%
31,527	Altria Group, Inc.	2,263,008
9,284	Archer-Daniels-Midland Co.	424,743
2,876	Brown-Forman Corp., Class B	136,092
3,144	Campbell Soup Co.	180,906
4,140	Church & Dwight Co., Inc.	205,054
2,085	Clorox Co. (The)	278,744
62,814	Coca-Cola Co. (The)	2,710,424
14,351	Colgate-Palmolive Co.	1,033,846
6,721	Conagra Brands, Inc.	260,640
2,808	Constellation Brands, Inc., Class A	484,492
7,135	Costco Wholesale Corp.	1,266,605
7,652	Coty, Inc., Class A	136,588
16,674	CVS Health Corp.	1,374,605
2,976	Dr Pepper Snapple Group, Inc.	272,750
3,614	Estee Lauder Cos., Inc. (The), Class A	314,924
9,428	General Mills, Inc.	542,204
2,270	Hershey Co. (The)	245,614
4,384	Hormel Foods Corp.	153,791
1,892	JM Smucker Co. (The)	239,754
4,110	Kellogg Co.	291,810
5,783	Kimberly-Clark Corp.	750,344
9,695	Kraft Heinz Co. (The)	876,331
15,021	Kroger Co. (The)	445,373
1,847	McCormick & Co., Inc.	184,515
2,982	Mead Johnson Nutrition Co.	264,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
2,998	Molson Coors Brewing Co., Class B	$287,478
24,817	Mondelez International, Inc., Class A	1,117,510
6,539	Monster Beverage Corp.(c)	296,740
23,200	PepsiCo, Inc.	2,628,096
25,219	Philip Morris International, Inc.	2,795,274
41,558	Procter & Gamble Co. (The)	3,629,260
13,444	Reynolds American, Inc.	867,138
8,079	Sysco Corp.	427,137
4,664	Tyson Foods, Inc., Class A	299,709
13,862	Walgreens Boots Alliance, Inc.	1,199,618
24,480	Wal-Mart Stores, Inc.	1,840,406
5,178	Whole Foods Market, Inc.	188,324

		30,914,410

	Energy—6.4%
9,087	Anadarko Petroleum Corp.	518,141
6,172	Apache Corp.	300,206
6,914	Baker Hughes, Inc.	410,484
7,724	Cabot Oil & Gas Corp.	179,506
12,383	Chesapeake Energy Corp.(c)	65,135
30,774	Chevron Corp.	3,283,586
1,546	Cimarex Energy Co.	180,387
2,408	Concho Resources, Inc.(c)	304,997
20,090	ConocoPhillips	962,512
8,528	Devon Energy Corp.	336,771
9,377	EOG Resources, Inc.	867,373
2,818	EQT Corp.	163,839
67,405	Exxon Mobil Corp.	5,503,618
14,093	Halliburton Co.	646,587
1,764	Helmerich & Payne, Inc.	106,969
4,373	Hess Corp.	213,534
31,210	Kinder Morgan, Inc.	643,862
13,772	Marathon Oil Corp.	204,790
8,580	Marathon Petroleum Corp.	437,065
2,635	Murphy Oil Corp.	68,984
6,156	National Oilwell Varco, Inc.	215,275
3,233	Newfield Exploration Co.(c)	111,926
7,400	Noble Energy, Inc.	239,242
12,424	Occidental Petroleum Corp.	764,573
3,426	ONEOK, Inc.	180,242
7,171	Phillips 66	570,525
2,760	Pioneer Natural Resources Co.	477,452
3,058	Range Resources Corp.	81,006
22,663	Schlumberger Ltd.	1,645,107
7,585	TechnipFMC PLC (United Kingdom)(c)	228,536
1,902	Tesoro Corp.	151,608
6,328	Transocean Ltd.(c)	69,798
7,332	Valero Energy Corp.	473,721
13,424	Williams Cos., Inc. (The)	411,177

		21,018,534

	Financials—14.3%
922	Affiliated Managers Group, Inc.	152,674
6,525	Aflac, Inc.	488,592
5,936	Allstate Corp. (The)	482,537
12,307	American Express Co.	975,330
15,127	American International Group, Inc.	921,386

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,504	Ameriprise Financial, Inc.	$320,136
4,269	Aon PLC	511,597
2,903	Arthur J. Gallagher & Co.	162,016
904	Assurant, Inc.	87,001
162,968	Bank of America Corp.	3,803,673
16,865	Bank of New York Mellon Corp. (The)	793,667
13,141	BB&T Corp.	567,428
30,875	Berkshire Hathaway, Inc., Class B(c)	5,100,859
1,979	BlackRock, Inc.	761,064
7,814	Capital One Financial Corp.	628,089
1,492	CBOE Holdings, Inc.	122,956
19,748	Charles Schwab Corp. (The)	767,210
7,572	Chubb Ltd.	1,039,257
2,437	Cincinnati Financial Corp.	175,683
45,040	Citigroup, Inc.	2,662,765
8,276	Citizens Financial Group, Inc.	303,812
5,521	CME Group, Inc.	641,485
2,859	Comerica, Inc.	202,131
6,267	Discover Financial Services	392,252
4,466	E*TRADE Financial Corp.(c)	154,300
12,199	Fifth Third Bancorp	298,022
5,606	Franklin Resources, Inc.	241,675
6,023	Goldman Sachs Group, Inc. (The)	1,347,947
6,078	Hartford Financial Services Group, Inc. (The)	293,932
17,652	Huntington Bancshares, Inc.	227,005
9,684	Intercontinental Exchange, Inc.	582,977
6,564	Invesco Ltd.(d)	216,218
58,066	JPMorgan Chase & Co.	5,051,742
17,434	KeyCorp	317,996
5,264	Leucadia National Corp.	133,653
3,661	Lincoln National Corp.	241,370
4,487	Loews Corp.	209,184
2,507	M&T Bank Corp.	389,613
8,371	Marsh & McLennan Cos., Inc.	620,542
17,675	MetLife, Inc.	915,742
2,698	Moody’s Corp.	319,227
23,359	Morgan Stanley	1,013,080
1,870	Nasdaq, Inc.	128,787
4,731	Navient Corp.	71,911
3,496	Northern Trust Corp.	314,640
5,584	People’s United Financial, Inc.	97,552
7,903	PNC Financial Services Group, Inc. (The)	946,384
4,346	Principal Financial Group, Inc.	283,055
9,442	Progressive Corp. (The)	375,036
6,991	Prudential Financial, Inc.	748,247
2,079	Raymond James Financial, Inc.	154,927
19,593	Regions Financial Corp.	269,404
4,200	S&P Global, Inc.	563,598
5,836	State Street Corp.	489,640
7,988	SunTrust Banks, Inc.	453,798
12,521	Synchrony Financial	348,084
3,957	T. Rowe Price Group, Inc.	280,512
1,781	Torchmark Corp.	136,620
4,547	Travelers Cos., Inc. (The)	553,188
25,886	U.S. Bancorp	1,327,434
3,726	Unum Group	172,626

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
73,201	Wells Fargo & Co.	$3,941,142
2,071	Willis Towers Watson PLC	274,656
4,308	XL Group Ltd. (Bermuda)	180,290
3,291	Zions Bancorporation	131,739

		46,881,095

	Health Care—14.2%
28,090	Abbott Laboratories	1,225,848
25,911	AbbVie, Inc.	1,708,571
5,392	Aetna, Inc.	728,297
5,235	Agilent Technologies, Inc.	288,187
3,652	Alexion Pharmaceuticals, Inc.(c)	466,653
5,450	Allergan PLC	1,329,037
2,685	AmerisourceBergen Corp.	220,304
11,972	Amgen, Inc.	1,955,267
4,297	Anthem, Inc.	764,393
7,902	Baxter International, Inc.	439,983
3,460	Becton, Dickinson and Co.	646,916
3,510	Biogen, Inc.(c)	951,947
22,165	Boston Scientific Corp.(c)	584,713
27,191	Bristol-Myers Squibb Co.	1,524,056
1,171	C.R. Bard, Inc.	360,059
5,128	Cardinal Health, Inc.	372,242
12,646	Celgene Corp.(c)	1,568,736
2,797	Centene Corp.(c)	208,097
4,770	Cerner Corp.(c)	308,857
4,179	Cigna Corp.	653,470
796	Cooper Cos., Inc. (The)	159,463
9,917	Danaher Corp.	826,384
2,531	DaVita, Inc.(c)	174,664
3,734	DENTSPLY Sirona, Inc.	236,138
3,455	Edwards Lifesciences Corp.(c)	378,910
15,783	Eli Lilly & Co.	1,295,153
1,910	Envision Healthcare Corp.(c)	107,017
9,847	Express Scripts Holding Co.(c)	604,015
21,247	Gilead Sciences, Inc.	1,456,482
4,693	HCA Holdings, Inc.(c)	395,198
1,288	Henry Schein, Inc.(c)	223,854
4,540	Hologic, Inc.(c)	204,981
2,428	Humana, Inc.	538,967
1,430	IDEXX Laboratories, Inc.(c)	239,854
2,378	Illumina, Inc.(c)	439,597
2,750	Incyte Corp.(c)	341,770
597	Intuitive Surgical, Inc.(c)	499,014
44,108	Johnson & Johnson	5,446,015
1,663	Laboratory Corp. of America Holdings(c)	233,069
1,703	Mallinckrodt PLC(c)	79,905
3,448	McKesson Corp.	476,824
22,252	Medtronic PLC	1,848,919
44,632	Merck & Co., Inc.	2,781,913
421	Mettler-Toledo International, Inc.(c)	216,150
7,487	Mylan NV(c)	279,639
1,337	Patterson Cos., Inc.	59,483
1,785	PerkinElmer, Inc.	106,047
2,330	Perrigo Co. PLC	172,280
96,753	Pfizer, Inc.	3,281,862
2,235	Quest Diagnostics, Inc.	235,815

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,236	Regeneron Pharmaceuticals, Inc.(c)	$480,174
5,031	Stryker Corp.	686,077
6,346	Thermo Fisher Scientific, Inc.	1,049,184
15,640	UnitedHealth Group, Inc.	2,735,123
1,452	Universal Health Services, Inc., Class B	175,344
1,519	Varian Medical Systems, Inc.(c)	137,834
4,038	Vertex Pharmaceuticals, Inc.(c)	477,695
1,302	Waters Corp.(c)	221,197
3,269	Zimmer Biomet Holdings, Inc.	391,136
7,997	Zoetis, Inc.	448,712

		46,447,491

	Industrials—10.3%
9,692	3M Co.	1,897,984
717	Acuity Brands, Inc.	126,264
2,007	Alaska Air Group, Inc.	170,776
1,552	Allegion PLC	122,049
8,195	American Airlines Group, Inc.	349,271
3,731	AMETEK, Inc.	213,413
7,162	Arconic, Inc.	195,738
9,259	Boeing Co. (The)	1,711,341
2,298	C.H. Robinson Worldwide, Inc.	167,065
9,534	Caterpillar, Inc.	974,947
1,400	Cintas Corp.	171,458
15,061	CSX Corp.	765,701
2,515	Cummins, Inc.	379,614
4,764	Deere & Co.	531,710
11,880	Delta Air Lines, Inc.	539,827
2,528	Dover Corp.	199,409
7,310	Eaton Corp. PLC	552,928
10,486	Emerson Electric Co.	632,096
1,949	Equifax, Inc.	263,719
2,928	Expeditors International of Washington, Inc.	164,232
4,702	Fastenal Co.	210,085
3,986	FedEx Corp.	756,144
2,122	Flowserve Corp.	107,946
2,266	Fluor Corp.	116,291
4,893	Fortive Corp.	309,531
2,488	Fortune Brands Home & Security, Inc.	158,585
4,627	General Dynamics Corp.	896,666
141,830	General Electric Co.	4,111,652
12,374	Honeywell International, Inc.	1,622,726
5,070	Illinois Tool Works, Inc.	700,116
4,219	Ingersoll-Rand PLC	374,436
1,412	J.B. Hunt Transport Services, Inc.	126,600
1,968	Jacobs Engineering Group, Inc.	108,083
15,259	Johnson Controls International PLC	634,317
1,733	Kansas City Southern	156,091
1,265	L3 Technologies, Inc.	217,289
4,059	Lockheed Martin Corp.	1,093,698
5,207	Masco Corp.	192,763
5,463	Nielsen Holdings PLC	224,693
4,723	Norfolk Southern Corp.	554,905
2,839	Northrop Grumman Corp.	698,281
5,704	PACCAR, Inc.	380,628
2,167	Parker-Hannifin Corp.	348,454
2,718	Pentair PLC (United Kingdom)	175,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
2,458	Quanta Services, Inc.(c)	$87,112
4,761	Raytheon Co.	738,955
3,749	Republic Services, Inc.	236,150
2,077	Robert Half International, Inc.	95,646
2,090	Rockwell Automation, Inc.	328,862
2,639	Rockwell Collins, Inc.	274,694
1,656	Roper Technologies, Inc.	362,167
869	Ryder System, Inc.	59,014
942	Snap-on, Inc.	157,813
10,001	Southwest Airlines Co.	562,256
2,481	Stanley Black & Decker, Inc.	337,788
1,383	Stericycle, Inc.(c)	118,025
4,391	Textron, Inc.	204,884
808	TransDigm Group, Inc.	199,358
13,229	Union Pacific Corp.	1,481,119
4,654	United Continental Holdings, Inc.(c)	326,757
11,204	United Parcel Service, Inc., Class B	1,203,982
1,370	United Rentals, Inc.(c)	150,234
12,183	United Technologies Corp.	1,449,655
2,515	Verisk Analytics, Inc.(c)	208,267
880	W.W. Grainger, Inc.	169,576
6,576	Waste Management, Inc.	478,601
2,918	Xylem, Inc.	150,014

		33,785,789

	Information Technology—22.9%
10,121	Accenture PLC, Class A	1,227,677
11,244	Activision Blizzard, Inc.	587,499
8,058	Adobe Systems, Inc.(c)	1,077,677
12,540	Advanced Micro Devices, Inc.(c)	166,782
2,815	Akamai Technologies, Inc.(c)	171,546
909	Alliance Data Systems Corp.	226,914
4,830	Alphabet, Inc., Class A(c)	4,465,432
4,804	Alphabet, Inc., Class C(c)	4,352,232
5,002	Amphenol Corp., Class A	361,695
5,916	Analog Devices, Inc.	450,799
85,287	Apple, Inc.	12,251,478
17,554	Applied Materials, Inc.	712,868
3,184	Autodesk, Inc.(c)	286,783
7,297	Automatic Data Processing, Inc.	762,464
6,519	Broadcom Ltd.	1,439,460
5,096	CA, Inc.	167,302
81,408	Cisco Systems, Inc.	2,773,571
2,541	Citrix Systems, Inc.(c)	205,669
9,894	Cognizant Technology Solutions Corp., Class A(c)	595,916
15,087	Corning, Inc.	435,260
2,360	CSRA, Inc.	68,629
4,615	Dxc Technology Co.(c)	347,694
16,434	eBay, Inc.(c)	549,060
5,011	Electronic Arts, Inc.(c)	475,143
1,053	F5 Networks, Inc.(c)	135,974
38,286	Facebook, Inc., Class A(c)	5,752,471
5,344	Fidelity National Information Services, Inc.	449,911
3,488	Fiserv, Inc.(c)	415,560
2,216	FLIR Systems, Inc.	81,394
1,464	Gartner, Inc.(c)	167,028

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,475	Global Payments, Inc.	$202,356
2,024	Harris Corp.	226,465
27,063	Hewlett Packard Enterprise Co.	504,184
27,528	HP, Inc.	518,077
76,858	Intel Corp.	2,778,417
13,952	International Business Machines Corp.	2,236,366
3,950	Intuit, Inc.	494,579
6,209	Juniper Networks, Inc.	186,705
2,548	KLA-Tencor Corp.	250,265
2,647	Lam Research Corp.	383,418
15,316	Mastercard, Inc., Class A	1,781,557
3,518	Microchip Technology, Inc.	265,890
16,851	Micron Technology, Inc.(c)	466,267
125,618	Microsoft Corp.	8,599,808
2,678	Motorola Solutions, Inc.	230,228
4,404	NetApp, Inc.	175,499
9,575	NVIDIA Corp.	998,672
48,721	Oracle Corp.	2,190,496
5,191	Paychex, Inc.	307,722
18,256	PayPal Holdings, Inc.(c)	871,176
2,055	Qorvo, Inc.(c)	139,802
24,010	QUALCOMM, Inc.	1,290,297
2,898	Red Hat, Inc.(c)	255,256
10,646	salesforce.com, inc.(c)	916,833
4,799	Seagate Technology PLC	202,182
3,006	Skyworks Solutions, Inc.	299,818
10,060	Symantec Corp.	318,198
2,446	Synopsys, Inc.(c)	180,270
5,776	TE Connectivity Ltd.	446,889
2,127	Teradata Corp.(c)	62,066
16,250	Texas Instruments, Inc.	1,286,675
2,683	Total System Services, Inc.	153,763
1,447	VeriSign, Inc.(c)	128,667
30,204	Visa, Inc., Class A	2,755,209
4,683	Western Digital Corp.	417,115
7,818	Western Union Co. (The)	155,265
13,882	Xerox Corp.	99,812
4,046	Xilinx, Inc.	255,343
14,269	Yahoo!, Inc.(c)	687,908

		74,881,403

	Materials—2.9%
3,537	Air Products & Chemicals, Inc.	496,949
1,830	Albemarle Corp.	199,305
1,454	Avery Dennison Corp.	120,987
2,846	Ball Corp.	218,829
3,790	CF Industries Holdings, Inc.	101,345
18,145	Dow Chemical Co. (The)	1,139,506
14,055	E.I. du Pont de Nemours & Co.	1,120,886
2,381	Eastman Chemical Co.	189,885
4,268	Ecolab, Inc.	550,956
2,173	FMC Corp.	159,129
21,616	Freeport-McMoRan, Inc.(c)	275,604
1,285	International Flavors & Fragrances, Inc.	178,088
6,685	International Paper Co.	360,789
5,366	LyondellBasell Industries NV, Class A	454,822
1,025	Martin Marietta Materials, Inc.	225,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
7,128	Monsanto Co.	$831,196
5,693	Mosaic Co. (The)	153,313
8,640	Newmont Mining Corp.	292,118
5,183	Nucor Corp.	317,873
4,180	PPG Industries, Inc.	459,131
4,634	Praxair, Inc.	579,157
3,145	Sealed Air Corp.	138,443
1,319	Sherwin-Williams Co. (The)	441,443
2,152	Vulcan Materials Co.	260,134
4,071	WestRock Co.	218,043

		9,483,626

	Real Estate—3.0%
1,444	Alexandria Real Estate Equities, Inc. REIT	162,464
6,944	American Tower Corp. REIT	874,527
2,553	Apartment Investment & Management Co., Class A REIT	111,668
2,233	AvalonBay Communities, Inc. REIT	423,913
2,500	Boston Properties, Inc. REIT	316,500
4,888	CBRE Group, Inc., Class A(c)	175,039
5,861	Crown Castle International Corp. REIT	554,451
2,590	Digital Realty Trust, Inc. REIT	297,436
1,263	Equinix, Inc. REIT	527,555
5,967	Equity Residential REIT	385,349
1,065	Essex Property Trust, Inc. REIT	260,361
2,047	Extra Space Storage, Inc. REIT	154,610
1,172	Federal Realty Investment Trust REIT	153,403
9,495	GGP, Inc. REIT	205,187
7,611	HCP, Inc. REIT	238,605
12,017	Host Hotels & Resorts, Inc. REIT	215,705
3,987	Iron Mountain, Inc. REIT	138,588
6,919	Kimco Realty Corp. REIT	140,387
1,965	Macerich Co. (The) REIT	122,675
1,845	Mid-America Apartment Communities, Inc. REIT	183,042
8,605	Prologis, Inc. REIT	468,198
2,428	Public Storage REIT	508,375
4,407	Realty Income Corp. REIT	257,148
2,374	Regency Centers Corp. REIT	149,989
5,199	Simon Property Group, Inc. REIT	859,187
1,635	SL Green Realty Corp. REIT	171,561
4,345	UDR, Inc. REIT	162,242
5,764	Ventas, Inc. REIT	368,954
2,799	Vornado Realty Trust REIT	269,376
5,894	Welltower, Inc. REIT	421,067
12,176	Weyerhaeuser Co. REIT	412,401

		9,689,963

	Telecommunication Services—2.3%
99,837	AT&T, Inc.	3,956,541
8,885	CenturyLink, Inc.	228,078
4,750	Level 3 Communications, Inc.(c)	288,610
66,264	Verizon Communications, Inc.	3,042,180

		7,515,409

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities—3.2%
10,716	AES Corp. (The)	$121,198
3,701	Alliant Energy Corp.	145,523
3,944	Ameren Corp.	215,697
7,993	American Electric Power Co., Inc.	542,165
2,897	American Water Works Co., Inc.	231,065
7,001	CenterPoint Energy, Inc.	199,739
4,551	CMS Energy Corp.	206,615
4,959	Consolidated Edison, Inc.	393,150
10,211	Dominion Resources, Inc.	790,638
2,917	DTE Energy Co.	305,089
11,373	Duke Energy Corp.	938,273
5,296	Edison International	423,521
2,917	Entergy Corp.	222,450
5,151	Eversource Energy	305,969
15,063	Exelon Corp.	521,632
7,193	FirstEnergy Corp.	215,358
7,601	NextEra Energy, Inc.	1,015,190
5,258	NiSource, Inc.	127,507
5,136	NRG Energy, Inc.	86,798
8,240	PG&E Corp.	552,492
1,810	Pinnacle West Capital Corp.	154,013
11,050	PPL Corp.	421,116
8,229	Public Service Enterprise Group, Inc.	362,487
2,323	SCANA Corp.	154,038
4,073	Sempra Energy	460,330
16,110	Southern Co. (The)	802,278
5,130	WEC Energy Group, Inc.	310,468
8,245	Xcel Energy, Inc.	371,437

		10,596,236

	Total Investments (Cost $287,983,588)—101.6%	332,802,749
	Other assets less liabilities—(1.6)%	(5,206,528)

	Net Assets—100.0%	$327,596,221

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	A portion of the securities in the Fund are subject to covered call options written. See Note 2I and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2017

Open Exchange-Traded Index Options Written—Equity Risk
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Unrealized Appreciation (Depreciation)	Notional Value*	Value
Call Option S&P 500 Index	May - 2017	$2,355	1,395	$(3,586,203)	$(1,582,272)	$328,522,500	$(5,168,475)

*	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Options Written Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,452	$3,729,398
Written	16,013	39,167,881
Closed	(10,683)	(26,210,914)
Expired	(5,387)	(13,100,162)

End of year	1,395	$3,586,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares S&P 500® Quality Portfolio (SPHQ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—16.9%
83,331	Best Buy Co., Inc.	$4,317,379
105,949	CBS Corp., Class B	7,051,965
46,088	Darden Restaurants, Inc.	3,926,237
42,588	Genuine Parts Co.	3,918,948
34,323	Hasbro, Inc.	3,401,753
440,093	Home Depot, Inc. (The)	68,698,517
36,933	Leggett & Platt, Inc.	1,940,460
237,595	Lowe’s Cos., Inc.	20,167,064
140,180	Marriott International, Inc., Class A	13,235,796
48,446	Michael Kors Holdings Ltd.(b)	1,808,489
64,266	Nordstrom, Inc.	3,102,120
81,071	Omnicom Group, Inc.	6,657,550
28,583	O’Reilly Automotive, Inc.(b)	7,092,871
112,956	Ross Stores, Inc.	7,342,140
409,459	Starbucks Corp.	24,592,108
179,644	Target Corp.	10,033,117
63,571	TEGNA, Inc.	1,619,789
190,168	TJX Cos., Inc. (The)	14,954,811
32,422	Wyndham Worldwide Corp.	3,090,141

		206,951,255

	Consumer Staples—18.2%
773,763	Altria Group, Inc.	55,540,708
75,119	Brown-Forman Corp., Class B	3,554,631
93,750	Campbell Soup Co.	5,394,375
40,922	Clorox Co. (The)	5,470,862
153,367	Conagra Brands, Inc.	5,947,572
53,239	Dr Pepper Snapple Group, Inc.	4,879,355
175,326	General Mills, Inc.	10,082,998
57,814	Hershey Co. (The)	6,255,475
31,669	McCormick & Co., Inc.	3,163,733
470,622	PepsiCo, Inc.	53,312,060
692,501	Procter & Gamble Co. (The)	60,476,113
156,624	Sysco Corp.	8,280,711

		222,358,593

	Energy—0.1%
58,477	TechnipFMC PLC (United Kingdom)(b)	1,761,912

	Financials—5.7%
117,429	Aflac, Inc.	8,793,084
275,636	American Express Co.	21,844,153
73,530	Aon PLC	8,811,835
16,127	Assurant, Inc.	1,552,062
99,382	E*TRADE Financial Corp.(b)	3,433,648
115,108	State Street Corp.	9,657,561
137,979	SunTrust Banks, Inc.	7,838,587
70,613	T. Rowe Price Group, Inc.	5,005,756
32,277	Torchmark Corp.	2,475,969

		69,412,655

	Health Care—3.2%
194,972	Baxter International, Inc.	10,856,041
24,384	C.R. Bard, Inc.	7,497,592
9,222	Mettler-Toledo International, Inc.(b)	4,734,759
114,273	Stryker Corp.	15,583,409

		38,671,801

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—20.9%
146,710	American Airlines Group, Inc.	$6,252,780
266,789	Boeing Co. (The)	49,310,611
43,523	C.H. Robinson Worldwide, Inc.	3,164,122
26,993	Cintas Corp.	3,305,833
202,813	Delta Air Lines, Inc.	9,215,823
178,021	Emerson Electric Co.	10,731,106
50,585	Expeditors International of Washington, Inc.	2,837,313
100,540	Fortive Corp.	6,360,161
82,671	General Dynamics Corp.	16,020,813
1,844,770	General Electric Co.	53,479,882
109,043	Illinois Tool Works, Inc.	15,057,748
49,996	Northrop Grumman Corp.	12,297,016
35,844	Parker-Hannifin Corp.	5,763,715
45,298	Quanta Services, Inc.(b)	1,605,361
34,769	Rockwell Automation, Inc.	5,470,902
35,404	Rockwell Collins, Inc.	3,685,202
202,055	United Parcel Service, Inc., Class B	21,712,830
248,940	United Technologies Corp.	29,621,371

		255,892,589

	Information Technology—20.7%
87,126	Amphenol Corp., Class A	6,300,081
299,029	Applied Materials, Inc.	12,143,568
127,513	Automatic Data Processing, Inc.	13,323,833
43,987	Citrix Systems, Inc.(b)	3,560,308
431,042	eBay, Inc.(b)	14,401,113
25,007	F5 Networks, Inc.(b)	3,229,154
62,597	Fiserv, Inc.(b)	7,457,807
33,611	Harris Corp.	3,760,735
458,514	Hewlett Packard Enterprise Co.	8,542,116
305,723	International Business Machines Corp.	49,004,340
124,431	Intuit, Inc.	15,580,005
62,918	KLA-Tencor Corp.	6,179,806
46,347	Lam Research Corp.	6,713,363
327,958	Mastercard, Inc., Class A	38,148,074
65,908	Microchip Technology, Inc.	4,981,327
88,100	NetApp, Inc.	3,510,785
97,238	Paychex, Inc.	5,764,269
275,954	Symantec Corp.	8,728,425
45,017	Teradata Corp.(b)	1,313,596
309,946	Texas Instruments, Inc.	24,541,524
145,704	Western Union Co. (The)	2,893,681
270,238	Yahoo!, Inc.(b)	13,028,174

		253,106,084

	Materials—9.0%
25,739	Avery Dennison Corp.	2,141,742
331,886	Dow Chemical Co. (The)	20,842,441
282,729	E.I. du Pont de Nemours & Co.	22,547,638
104,064	International Paper Co.	5,616,334
145,410	LyondellBasell Industries NV, Class A	12,324,952
118,838	Monsanto Co.	13,857,699
71,092	PPG Industries, Inc.	7,808,745
82,986	Praxair, Inc.	10,371,590
64,038	Sealed Air Corp.	2,818,953
33,474	Sherwin-Williams Co. (The)	11,203,078

		109,533,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P 500® Quality Portfolio (SPHQ) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate—0.8%
105,338	Equity Residential REIT	$6,802,728
42,916	Macerich Co. (The) REIT	2,679,246

		9,481,974

	Telecommunication Services—4.3%
1,134,580	Verizon Communications, Inc.	52,088,568

	Utilities—0.2%
112,924	NiSource, Inc.	2,738,407

	Total Investments (Cost $1,102,356,867)—100.0%	1,221,997,010
	Other assets less liabilities—0.0%	226,281

	Net Assets—100.0%	$1,222,223,291

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares Water Resources Portfolio (PHO)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Building Products—5.5%
616,172	A.O. Smith Corp.	$33,199,347
451,292	Advanced Drainage Systems, Inc.	10,402,281

		43,601,628

	Chemicals—8.8%
362,085	Calgon Carbon Corp.	5,268,337
500,610	Ecolab, Inc.	64,623,745

		69,892,082

	Commercial Services & Supplies—3.3%
604,115	Tetra Tech, Inc.	26,550,854

	Construction & Engineering—4.5%
275,218	Aegion Corp.(b)	6,280,475
167,022	Layne Christensen Co.(b)	1,331,165
183,803	Valmont Industries, Inc.	28,002,387

		35,614,027

	Electronic Equipment, Instruments & Components—3.0%
200,516	Badger Meter, Inc.	7,970,511
249,673	Itron, Inc.(b)	16,191,294

		24,161,805

	Health Care Equipment & Supplies—7.6%
725,433	Danaher Corp.	60,450,332

	Industrial Conglomerates—8.1%
296,657	Roper Technologies, Inc.	64,878,886

	Life Sciences Tools & Services—8.5%
400,417	Waters Corp.(b)	68,026,844

	Machinery—30.0%
631,658	Energy Recovery, Inc.(b)	5,331,194
211,041	Franklin Electric Co., Inc.	8,673,785
56,162	Gorman-Rupp Co. (The)	1,607,356
336,591	IDEX Corp.	35,261,273
145,085	Lindsay Corp.	12,602,083
232,238	Mueller Industries, Inc.	7,440,906
1,748,217	Mueller Water Products, Inc., Class A	19,667,441
534,455	Pentair PLC (United Kingdom)	34,477,692
1,399,658	Rexnord Corp.(b)	34,151,655
515,370	Toro Co. (The)	33,457,820
213,578	Watts Water Technologies, Inc., Class A	13,284,552
644,855	Xylem, Inc.	33,151,996

		239,107,753

	Trading Companies & Distributors—7.3%
1,443,272	HD Supply Holdings, Inc.(b)	58,163,861

	Water Utilities—13.3%
170,279	American States Water Co.	7,580,821
397,827	American Water Works Co., Inc.	31,730,682
780,693	Aqua America, Inc.	25,833,131
25,376	Artesian Resources Corp., Class A	974,692
282,166	California Water Service Group	10,073,326
1,993,051	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	18,336,069
35,087	Connecticut Water Service, Inc.	1,883,119
108,087	Consolidated Water Co. Ltd. (Cayman Islands)	1,275,427

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Water Utilities (continued)
29,834	Global Water Resources, Inc.	$272,683
67,145	Middlesex Water Co.	2,559,567
112,384	SJW Corp.	5,488,835

		106,008,352

	Total Common Stocks and Other Equity Interests (Cost $609,178,906)	796,456,424

	Money Market Fund—0.1%
488,990	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $488,990)	488,990

	Total Investments (Cost $609,667,896)—100.0%	796,945,414
	Other assets less liabilities—0.0%	201,357

	Net Assets—100.0%	$797,146,771

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Aerospace & Defense—2.7%
54,404	Hexcel Corp.	$2,815,407

	Auto Components—2.5%
70,137	Gentherm, Inc.(b)	2,605,590

	Automobiles—3.1%
10,084	Tesla, Inc.(b)(c)	3,167,082

	Chemicals—5.5%
19,458	Air Products & Chemicals, Inc.	2,733,849
82,670	Sociedad Quimica y Minera de Chile SA ADR (Chile)	2,938,918

		5,672,767

	Commercial Services & Supplies—2.4%
153,424	Aqua Metals, Inc.(b)(c)	2,531,496

	Construction & Engineering—8.4%
465,713	Ameresco, Inc., Class A(b)	3,003,849
69,282	MYR Group, Inc.(b)	2,927,857
76,368	Quanta Services, Inc.(b)	2,706,482

		8,638,188

	Electrical Equipment—20.5%
76,567	American Superconductor Corp.(b)(c)	398,914
1,164,216	Ballard Power Systems, Inc. (Canada)(b)(c)	3,806,986
343,463	FuelCell Energy, Inc.(b)(c)	394,982
164,534	General Cable Corp.	2,961,612
70,713	Hydrogenics Corp. (Canada)(b)(c)	530,348
263,730	LSI Industries, Inc.	2,392,031
1,846,113	Plug Power, Inc.(b)(c)	4,135,293
564,558	Sunrun, Inc.(b)(c)	2,986,512
179,644	TPI Composites, Inc.(b)	3,530,005

		21,136,683

	Electronic Equipment, Instruments & Components—6.1%
44,104	Itron, Inc.(b)	2,860,144
85,408	Maxwell Technologies, Inc.(b)(c)	520,989
32,809	Universal Display Corp.	2,931,484

		6,312,617

	Independent Power & Renewable Electricity Producers—14.4%
131,553	Atlantica Yield PLC (Spain)	2,741,565
50,590	Ormat Technologies, Inc.	2,987,845
137,384	Pattern Energy Group, Inc.	3,025,196
254,417	Sky Solar Holdings Ltd. ADR (Hong Kong)(b)(c)	516,467
575,035	TerraForm Global, Inc., Class A	2,731,416
228,414	TerraForm Power, Inc., Class A(b)	2,875,732

		14,878,221

	Oil, Gas & Consumable Fuels—2.7%
267,137	Renewable Energy Group, Inc.(b)	2,791,582

	Semiconductors & Semiconductor Equipment—28.3%
38,977	Advanced Energy Industries, Inc.(b)	2,876,503
254,642	Canadian Solar, Inc. (Canada)(b)(c)	3,386,739
95,406	Cree, Inc.(b)	2,087,483
139,715	Daqo New Energy Corp. ADR (China)(b)	2,600,096
102,201	First Solar, Inc.(b)(c)	3,020,039

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
411,568	Hanwha Q CELLS Co. Ltd. ADR (South Korea)(b)(c)	$2,854,224
486,524	JA Solar Holdings Co. Ltd. ADR (China)(b)	3,410,533
172,304	SolarEdge Technologies, Inc.(b)(c)	2,782,710
469,885	SunPower Corp.(b)(c)	3,261,002
87,464	Veeco Instruments, Inc.(b)	2,886,312

		29,165,641

	Software—3.3%
87,426	EnerNOC, Inc.(b)	493,957
253,947	Silver Spring Networks, Inc.(b)	2,897,535

		3,391,492

	Total Common Stocks and Other Equity Interests (Cost $98,436,773)	103,106,766

	Money Market Fund—0.1%
58,817	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $58,817)	58,817

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $98,495,590)-100.0%	103,165,583

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—25.7%
26,512,018	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $26,512,018)	26,512,018

	Total Investments (Cost $125,007,608)—125.7%	129,677,601
	Other assets less liabilities—(25.7)%	(26,500,723)

	Net Assets—100.0%	$103,176,878

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Components—3.1%
32,138	Kandi Technologies Group, Inc. (China)(b)(c)	$131,766
10,104	Tenneco, Inc.	636,855

		768,621

	Automobiles—2.5%
17,551	Tata Motors Ltd. ADR (India)	626,044

	Building Products—7.7%
12,061	A.O. Smith Corp.	649,847
10,914	Apogee Enterprises, Inc.	594,813
10,563	Owens Corning	642,758

		1,887,418

	Chemicals—8.2%
5,761	Albemarle Corp.	627,431
9,806	FMC Corp.	718,093
14,812	Methanex Corp. (Canada)	679,871

		2,025,395

	Commercial Services & Supplies—3.9%
11,566	CECO Environmental Corp.	130,580
39,514	Covanta Holding Corp.	574,929
9,062	Heritage-Crystal Clean, Inc.(c)	136,383
18,656	Hudson Technologies, Inc.(c)	132,458

		974,350

	Construction & Engineering—5.4%
20,880	Chicago Bridge & Iron Co. NV	628,071
15,775	MasTec, Inc.(c)	696,466

		1,324,537

	Electric Utilities—4.7%
14,585	Avangrid, Inc.	634,448
188,765	Cia Energetica de Minas Gerais ADR (Brazil)(b)	515,328

		1,149,776

	Electrical Equipment—12.9%
3,121	Acuity Brands, Inc.	549,608
8,844	Eaton Corp. PLC	668,960
10,608	Emerson Electric Co.	639,450
7,865	EnerSys	653,660
8,555	Regal Beloit Corp.	674,562

		3,186,240

	Electronic Equipment, Instruments & Components—2.7%
23,084	Corning, Inc.	665,973

	Energy Equipment & Services—2.7%
100,592	McDermott International, Inc.(c)	657,872

	Food & Staples Retailing—2.6%
17,330	Andersons, Inc. (The)	647,275

	Independent Power & Renewable Electricity Producers—5.0%
58,189	Calpine Corp.(c)	593,528
36,542	NRG Yield, Inc., Class C	646,793

		1,240,321

	Machinery—16.4%
16,155	Altra Industrial Motion Corp.	713,243
18,361	Chart Industries, Inc.(c)	670,360

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Machinery (continued)
10,903	ESCO Technologies, Inc.	$641,642
10,026	Luxfer Holdings PLC ADR (United Kingdom)	117,204
12,566	Lydall, Inc.(c)	658,458
5,183	WABCO Holdings, Inc.(c)	616,103
9,232	Woodward, Inc.	624,730

		4,041,740

	Mortgage REITs—2.8%
31,620	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	693,110

	Oil, Gas & Consumable Fuels—19.4%
128,460	Chesapeake Energy Corp.(b)(c)	675,700
48,208	Clean Energy Fuels Corp.(c)	117,628
79,958	Cosan Ltd., Class A (Brazil)	614,877
22,460	Golar LNG Ltd. (Bermuda)(b)	572,955
29,201	Green Plains, Inc.	671,623
17,723	Pacific Ethanol, Inc.(c)	120,516
23,827	Range Resources Corp.	631,177
7,721	REX American Resources Corp.(c)	731,024
86,085	Southwestern Energy Co.(c)	646,498

		4,781,998

	Total Common Stocks and Other Equity Interests (Cost $19,568,387)	24,670,670

	Money Market Fund—0.1%
31,358	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $31,358)	31,358

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $19,599,745)—100.1%	24,702,028

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.7%
1,655,718	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,655,718)	1,655,718

	Total Investments (Cost $21,255,463)—106.8%	26,357,746
	Other assets less liabilities—(6.8)%	(1,685,238)

	Net Assets—100.0%	$24,672,508

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

April 30, 2017

(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Statements of Assets and Liabilities

April 30, 2017

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Assets:
Unaffiliated investments, at value(a)	$569,100,507	$92,576,234	$1,417,395,636	$249,967,349
Affiliated investments, at value	128,000	3,423,677	740,212	58,723,254

Total investments, at value	569,228,507	95,999,911	1,418,135,848	308,690,603
Cash segregated as collateral	—	—	—	205,540
Foreign currencies, at value	—	—	—	5,669
Receivables:
Dividends	343,806	83,887	198,932	2,905,506
Foreign tax reclaims	—	158,545	—	935,464
Securities lending	—	11,859	—	32,662
Investments sold	—	—	—	6,314,533
Shares sold	—	—	—	3,257,637
Receivable for swaps	—	—	—	178,154
Unrealized appreciation on swap agreements	—	—	—	1,191,005
Other assets	1,036	704	2,671	1,068

Total Assets	569,573,349	96,254,906	1,418,337,451	323,717,841

Liabilities:
Due to custodian	50	76,720	483	—
Payables:
Collateral upon return of securities loaned	—	3,423,677	—	34,133,098
Investments purchased	—	—	—	2,857,309
Collateral upon receipt of securities in-kind	—	—	—	205,540
Payable for swaps	—	—	—	5,223
Unrealized depreciation on swap agreements	—	—	—	2,554
Open written options, at value	—	—	—	—
Accrued advisory fees	223,208	29,155	576,634	107,661
Accrued trustees’ and officer’s fees	24,756	21,261	58,380	34,104
Accrued expenses	175,845	65,022	632,122	229,026

Total Liabilities	423,859	3,615,835	1,267,619	37,574,515

Net Assets	$569,149,490	$92,639,071	$1,417,069,832	$286,143,326

Net Assets Consist of:
Shares of beneficial interest	$518,747,260	$133,501,195	$1,541,299,030	$377,734,271
Undistributed net investment income	168,740	770,616	(57,012)	(270,688)
Undistributed net realized gain (loss)	(26,209,243)	(68,200,284)	(343,358,602)	(110,952,241)
Net unrealized appreciation	76,442,733	26,567,544	219,186,416	19,631,984

Net Assets	$569,149,490	$92,639,071	$1,417,069,832	$286,143,326

Shares outstanding (unlimited amount authorized, $0.01 par value)	12,700,000	2,500,000	30,900,000	23,350,000
Net asset value	$44.81	$37.06	$45.86	$12.25

Market price	$44.84	$37.19	$45.87	$12.29

Unaffiliated investments, at cost	$492,657,774	$66,005,659	$1,198,209,220	$231,537,726

Affiliated investments, at cost	$128,000	$3,423,677	$740,212	$58,723,254

Total investments, at cost	$492,785,774	$69,429,336	$1,198,949,432	$290,260,980

Foreign currencies, at cost	$—	$—	$—	$5,680

Premium received on written options	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$3,261,447	$—	$32,909,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$153,458,712	$332,586,531	$1,221,997,010	$796,456,424	$103,106,766	$24,670,670
11,927,213	216,218	—	488,990	26,570,835	1,687,076

165,385,925	332,802,749	1,221,997,010	796,945,414	129,677,601	26,357,746
—	—	—	—	—	—
—	—	—	—	—	—

1,477	313,086	1,881,869	890,516	24,909	26,007
—	—	—	—	2,161	13,049
60,968	—	—	—	209,643	2,769
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
873	—	1,896	1,563	743	636

165,449,243	333,115,835	1,223,880,775	797,837,493	129,915,057	26,400,207

—	151,487	1,009,902	—	—	—

11,762,737	—	—	—	26,512,018	1,655,718
—	3,077	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	5,168,475	—	—	—	—
60,524	196,575	175,469	321,068	79,478	4,802
36,179	—	30,617	92,470	47,846	17,914
130,242	—	441,496	277,184	98,837	49,265

11,989,682	5,519,614	1,657,484	690,722	26,738,179	1,727,699

$153,459,561	$327,596,221	$1,222,223,291	$797,146,771	$103,176,878	$24,672,508

$428,924,521	$309,059,641	$1,181,990,226	$1,201,110,314	$1,237,172,282	$55,786,866
(1,760,763)	352,899	3,336,890	1,241,766	(126,771)	48,676
(291,831,775)	(25,053,208)	(82,743,968)	(592,482,827)	(1,138,538,626)	(36,265,317)
18,127,578	43,236,889	119,640,143	187,277,518	4,669,993	5,102,283

$153,459,561	$327,596,221	$1,222,223,291	$797,146,771	$103,176,878	$24,672,508

4,300,000	14,750,000	44,250,000	29,850,000	24,750,000	950,000
$35.69	$22.21	$27.62	$26.71	$4.17	$25.97

$35.69	$22.23	$27.63	$26.70	$4.17	$25.96

$135,331,134	$287,749,195	$1,102,356,867	$609,178,906	$98,436,773	$19,568,387

$11,927,213	$234,393	$—	$488,990	$26,570,835	$1,687,076

$147,258,347	$287,983,588	$1,102,356,867	$609,667,896	$125,007,608	$21,255,463

$—	$—	$—	$—	$—	$—

$—	$3,586,203	$—	$—	$—	$—

$11,416,985	$—	$—	$—	$24,767,863	$1,615,003

51

Statements of Operations

For the year ended April 30, 2017

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Investment Income:
Unaffiliated dividend income	$8,120,583	$1,939,769	$18,171,243	$11,875,957
Affiliated dividend income	1,189	271	4,569	110,047
Securities lending income	—	146,459	—	578,460
Foreign withholding tax	—	(146,080)	(10,433)	(427,186)

Total Income	8,121,772	1,940,419	18,165,379	12,137,278

Expenses:
Advisory fees	1,949,134	390,028	7,061,302	1,371,701
Sub-licensing fees	233,894	58,505	1,412,262	274,341
Accounting & administration fees	72,098	36,827	258,270	50,557
Professional fees	29,472	31,197	46,045	59,220
Custodian & transfer agent fees	15,582	11,655	17,732	18,230
Trustees’ and officer’s fees	12,750	8,191	30,255	11,970
Other expenses	60,330	30,952	116,132	65,208

Total Expenses	2,373,260	567,355	8,941,998	1,851,227

Less: Waivers	(568)	(40,189)	(2,158)	(49,771)

Net Expenses	2,372,692	527,166	8,939,840	1,801,456

Net Investment Income	5,749,080	1,413,253	9,225,539	10,335,822

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(2,787,310)	(86,938)	(52,779,892)	(16,035,964)
In-kind redemptions	21,196,017	2,849,865	127,156,029	9,098,736
Swap agreements	—	—	—	4,824,587
Written options	—	—	—	—
Foreign currencies	—	(4,003)	—	(151,316)

Net realized gain (loss)	18,408,707	2,758,924	74,376,137	(2,263,957)

Change in net unrealized appreciation (depreciation) on:
Investment securities	57,669,292	12,798,619	101,474,027	43,515,015
Swap agreements	—	—	—	2,414,847
Written options	—	—	—	—
Foreign currencies	—	(2,976)	—	37,159

Net change in unrealized appreciation	57,669,292	12,795,643	101,474,027	45,967,021

Net realized and unrealized gain	76,077,999	15,554,567	175,850,164	43,703,064

Net increase in net assets resulting from operations	$81,827,079	$16,967,820	$185,075,703	$54,038,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$1,348,345	$6,118,241	$25,716,886	$9,147,891	$172,703	$315,717
952	7,399	1,844	2,280	598	83
649,955	—	—	—	1,931,633	20,531
(46,644)	—	—	—	(38,975)	(16,511)

1,952,608	6,125,640	25,718,730	9,150,171	2,065,959	319,820

747,103	2,164,525	3,123,268	3,636,591	451,191	119,586
149,421	—	500,741	545,495	90,238	23,939
36,827	—	204,176	135,807	36,827	36,827
31,879	—	56,838	32,847	26,380	25,558
81,279	—	34,929	61,665	27,462	5,589
9,707	—	23,200	18,472	8,770	7,665
30,402	—	99,467	89,380	47,460	18,118

1,086,618	2,164,525	4,042,619	4,520,257	688,328	237,282

(41,123)	(145)	(920,354)	(1,072)	(56,926)	(69,875)

1,045,495	2,164,380	3,122,265	4,519,185	631,402	167,407

907,113	3,961,260	22,596,465	4,630,986	1,434,557	152,413

(8,964,818)	(1,735,671)	(24,227,489)	(13,015,932)	(15,554,997)	(3,007,030)
16,381,464	6,634,486	47,511,742	63,633,039	6,292,845	2,770,110
—	—	—	—	—	—
—	(11,157,158)	—	—	—	—
—	—	—	—	—	—

7,416,646	(6,258,343)	23,284,253	50,617,107	(9,262,152)	(236,920)

15,838,871	38,078,379	92,945,130	58,560,808	10,171,102	3,812,896
—	—	—	—	—	—
—	(3,213,530)	—	—	—	—
—	—	—	—	—	—

15,838,871	34,864,849	92,945,130	58,560,808	10,171,102	3,812,896

23,255,517	28,606,506	116,229,383	109,177,915	908,950	3,575,976

$24,162,630	$32,567,766	$138,825,848	$113,808,901	$2,343,507	$3,728,389

53

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares Aerospace & Defense Portfolio (PPA)		PowerShares CleantechTM Portfolio (PZD)
	2017	2016	2017	2016
Operations:
Net investment income	$5,749,080	$4,037,803	$1,413,253	$544,679
Net realized gain (loss)	18,408,707	14,051,317	2,758,924	1,899,628
Net change in unrealized appreciation (depreciation)	57,669,292	(10,888,996)	12,795,643	(2,560,492)

Net increase (decrease) in net assets resulting from operations	81,827,079	7,200,124	16,967,820	(116,185)

Distributions to Shareholders from:
Net investment income	(5,934,618)	(3,934,869)	(820,687)	(576,797)
Return of capital	—	—	—	—

Total distributions to shareholders	(5,934,618)	(3,934,869)	(820,687)	(576,797)

Shareholder Transactions:
Proceeds from shares sold	277,012,088	110,857,357	10,079,801	—
Value of shares repurchased	(82,489,845)	(78,000,522)	(5,053,738)	(4,353,113)

Net increase (decrease) in net assets resulting from shares transactions	194,522,243	32,856,835	5,026,063	(4,353,113)

Increase (Decrease) in Net Assets	270,414,704	36,122,090	21,173,196	(5,046,095)

Net Assets:
Beginning of year	298,734,786	262,612,696	71,465,875	76,511,970

End of year	$569,149,490	$298,734,786	$92,639,071	$71,465,875

Undistributed net investment income at end of year	$168,740	$354,278	$770,616	$182,053

Changes in Shares Outstanding:
Shares sold	6,600,000	3,150,000	300,000	—
Shares repurchased	(2,100,000)	(2,300,000)	(150,000)	(150,000)
Shares outstanding, beginning of year	8,200,000	7,350,000	2,350,000	2,500,000

Shares outstanding, end of year	12,700,000	8,200,000	2,500,000	2,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares DWA Momentum Portfolio (PDP)		PowerShares Global Listed Private Equity Portfolio (PSP)		PowerShares Golden Dragon China Portfolio (PGJ)
2017	2016	2017	2016	2017	2016

$9,225,539	$5,251,402	$10,335,822	$22,814,219	$907,113	$326,329
74,376,137	11,667,965	(2,263,957)	(5,143,054)	7,416,646	5,207,596
101,474,027	(151,181,845)	45,967,021	(60,132,281)	15,838,871	(28,892,998)

185,075,703	(134,262,478)	54,038,886	(42,461,116)	24,162,630	(23,359,073)

(11,481,353)	(5,095,535)	(11,056,794)	(22,461,093)	(2,659,581)	(604,271)
—	—	—	—	—	(172,929)

(11,481,353)	(5,095,535)	(11,056,794)	(22,461,093)	(2,659,581)	(777,200)

671,193,039	825,218,576	28,301,549	27,886,163	16,535,584	31,179,637
(865,740,010)	(1,119,618,364)	(111,064,844)	(113,645,852)	(47,827,306)	(74,425,765)

(194,546,971)	(294,399,788)	(82,763,295)	(85,759,689)	(31,291,722)	(43,246,128)

(20,952,621)	(433,757,801)	(39,781,203)	(150,681,898)	(9,788,673)	(67,382,401)

1,438,022,453	1,871,780,254	325,924,529	476,606,427	163,248,234	230,630,635

$1,417,069,832	$1,438,022,453	$286,143,326	$325,924,529	$153,459,561	$163,248,234

$(57,012)	$1,885,622	$(270,688)	$(11,297,899)	$(1,760,763)	$(204,010)

15,600,000	19,600,000	2,500,000	2,400,000	500,000	950,000
(20,200,000)	(28,200,000)	(10,350,000)	(11,100,000)	(1,550,000)	(2,450,000)
35,500,000	44,100,000	31,200,000	39,900,000	5,350,000	6,850,000

30,900,000	35,500,000	23,350,000	31,200,000	4,300,000	5,350,000

55

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2017 and 2016

	PowerShares S&P 500 BuyWrite Portfolio (PBP)		PowerShares S&P 500® Quality Portfolio (SPHQ)
	2017	2016	2017	2016
Operations:
Net investment income	$3,961,260	$4,832,789	$22,596,465	$11,619,554
Net realized gain (loss)	(6,258,343)	48,746,477	23,284,253	95,897,301
Net change in unrealized appreciation (depreciation)	34,864,849	(52,833,355)	92,945,130	(44,054,301)

Net increase (decrease) in net assets resulting from operations	32,567,766	745,911	138,825,848	63,462,554

Distributions to Shareholders from:
Net investment income	(4,415,671)	(5,351,930)	(21,152,308)	(10,888,763)
Net realized gains	(2,349,199)	(12,062,642)	—	—

Total distributions to shareholders	(6,764,870)	(17,414,572)	(21,152,308)	(10,888,763)

Shareholder Transactions:
Proceeds from shares sold	44,370,524	113,491,101	761,004,994	927,220,372
Value of shares repurchased	(40,472,367)	(203,197,290)	(555,533,133)	(614,252,831)

Net increase (decrease) in net assets resulting from shares transactions	3,898,157	(89,706,189)	205,471,861	312,967,541

Increase (Decrease) in Net Assets	29,701,053	(106,374,850)	323,145,401	365,541,332

Net Assets:
Beginning of year	297,895,168	404,270,018	899,077,890	533,536,558

End of year	$327,596,221	$297,895,168	$1,222,223,291	$899,077,890

Undistributed net investment income at end of year	$352,899	$807,310	$3,336,890	$1,892,733

Changes in Shares Outstanding:
Shares sold	2,050,000	5,400,000	30,000,000	39,250,000
Shares repurchased	(1,950,000)	(9,800,000)	(22,150,000)	(25,800,000)
Shares outstanding, beginning of year	14,650,000	19,050,000	36,400,000	22,950,000

Shares outstanding, end of year	14,750,000	14,650,000	44,250,000	36,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Water Resources Portfolio (PHO)		PowerShares WilderHill Clean Energy Portfolio (PBW)		PowerShares WilderHill Progressive Energy Portfolio (PUW)
2017	2016	2017	2016	2017	2016

$4,630,986	$4,118,173	$1,434,557	$2,660,810	$152,413	$330,986
50,617,107	(42,964,308)	(9,262,152)	(38,371,622)	(236,920)	(5,276,031)
58,560,808	(35,442,735)	10,171,102	(2,472,953)	3,812,896	(1,905,394)

113,808,901	(74,288,870)	2,343,507	(38,183,765)	3,728,389	(6,850,439)

(3,714,832)	(5,414,109)	(1,849,749)	(2,346,665)	(151,173)	(367,721)
—	—	—	—	—	—

(3,714,832)	(5,414,109)	(1,849,749)	(2,346,665)	(151,173)	(367,721)

168,314,105	149,177,885	20,828,567	5,301,285	4,954,622	—
(161,724,111)	(244,171,049)	(19,400,534)	(7,305,808)	(7,346,386)	(3,464,537)

6,589,994	(94,993,164)	1,428,033	(2,004,523)	(2,391,764)	(3,464,537)

116,684,063	(174,696,143)	1,921,791	(42,534,953)	1,185,452	(10,682,697)

680,462,708	855,158,851	101,255,087	143,790,040	23,487,056	34,169,753

$797,146,771	$680,462,708	$103,176,878	$101,255,087	$24,672,508	$23,487,056

$1,241,766	$325,612	$(126,771)	$246,275	$48,676	$47,436

6,750,000	6,650,000	5,200,000	1,250,000	200,000	—
(6,500,000)	(11,000,000)	(5,100,000)	(1,550,000)	(300,000)	(150,000)
29,600,000	33,950,000	24,650,000	24,950,000	1,050,000	1,200,000

29,850,000	29,600,000	24,750,000	24,650,000	950,000	1,050,000

57

Financial Highlights

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2017	2016		2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$36.43	$35.73		$32.16	$23.22	$19.99
Net investment income(a)	0.60	0.53	(b)	0.32	0.33	0.44
Net realized and unrealized gain on investments	8.43	0.67		3.52	9.00	3.22
Total from investment operations	9.03	1.20		3.84	9.33	3.66
Distributions to shareholders from:
Net investment income	(0.65)	(0.50)		(0.27)	(0.39)	(0.43)
Net asset value at end of year	$44.81	$36.43		$35.73	$32.16	$23.22
Market price at end of year(c)	$44.84	$36.42		$35.71	$32.15	$23.20
Net Asset Value Total Return(d)	25.06%	3.43%		11.99%	40.52%	18.69%
Market Price Total Return(d)	25.18%	3.46%		11.96%	40.59%	18.65%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$569,149	$298,735		$262,613	$98,086	$47,607
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.64%		0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.61%	0.64%		0.66%	0.69%	0.74%
Net investment income, after Waivers	1.47%	1.50	%(b)	0.94%	1.13%	2.18%
Portfolio turnover rate(e)	10%	16%		13%	8%	17%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 0.93%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2017		2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.41		$30.60	$31.90	$25.47	$23.06
Net investment income(a)	0.59	(b)	0.22	0.27	0.17	0.26
Net realized and unrealized gain (loss) on investments	6.41		(0.18)	(1.33)	6.53	2.37
Total from investment operations	7.00		0.04	(1.06)	6.70	2.63
Distributions to shareholders from:
Net investment income	(0.35)		(0.23)	(0.24)	(0.27)	(0.22)
Net asset value at end of year	$37.06		$30.41	$30.60	$31.90	$25.47
Market price at end of year(c)	$37.19		$30.29	$30.54	$31.92	$25.36
Net Asset Value Total Return(d)	23.21%		0.15%	(3.36)%	26.52%	11.59%
Market Price Total Return(d)	24.13%		(0.05)%	(3.61)%	27.15%	11.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$92,639		$71,466	$76,512	$84,535	$71,314
Ratio to average net assets of:
Expenses, after Waivers	0.68%		0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.73%		0.73%	0.72%	0.72%	0.76%
Net investment income, after Waivers	1.81	%(b)	0.76%	0.89%	0.58%	1.16%
Portfolio turnover rate(e)	24%		25%	22%	24%	22%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.39 and 1.20%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares DWA Momentum Portfolio (PDP)

	Year Ended April 30,
	2017	2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$40.51	$42.44	$36.96		$31.77		$27.86
Net investment income(a)	0.28	0.12	0.16		0.06		0.23
Net realized and unrealized gain (loss) on investments	5.41	(1.94)	5.43		5.23		3.92
Total from investment operations	5.69	(1.82)	5.59		5.29		4.15
Distributions to shareholders from:
Net investment income	(0.34)	(0.11)	(0.11)		(0.10)		(0.24)
Net asset value at end of year	$45.86	$40.51	$42.44		$36.96		$31.77
Market price at end of year(b)	$45.87	$40.50	$42.43		$36.93		$31.76
Net Asset Value Total Return(c)	14.12%	(4.29)%	15.13%		16.71%		15.02%
Market Price Total Return(c)	14.17%	(4.29)%	15.19%		16.65%		14.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,417,070	$1,438,022	$1,871,780		$1,260,444		$876,929
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)
Expenses, prior to Waivers	0.63%	0.64%	0.63	%(d)	0.64	%(d)	0.67	%(d)
Net investment income, after Waivers	0.65%	0.29%	0.39%		0.17%		0.82%
Portfolio turnover rate(e)	68%	100%	73%		75%		66%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2017	2016		2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$10.45	$11.95		$11.79	$11.70		$9.22
Net investment income(a)	0.41	0.60	(b)	0.35	0.38	(c)	0.24
Net realized and unrealized gain (loss) on investments	1.85	(1.53)		0.41	1.38		2.64
Total from investment operations	2.26	(0.93)		0.76	1.76		2.88
Distributions to shareholders from:
Net investment income	(0.46)	(0.57)		(0.60)	(1.67)		(0.40)
Net asset value at end of year	$12.25	$10.45		$11.95	$11.79		$11.70
Market price at end of year(d)	$12.29	$10.39		$11.93	$11.85		$11.75
Net Asset Value Total Return(e)	22.21%	(8.09)%		6.79%	16.20%		31.87%
Market Price Total Return(e)	23.32%	(8.47)%		6.09%	16.31%		32.00%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$286,143	$325,925		$476,606	$583,601		$408,492
Ratio to average net assets of:
Expenses, after Waivers(f)	0.66%	0.64%		0.64%	0.69%		0.70%
Expenses, prior to Waivers(f)	0.67%	0.66%		0.66%	0.70%		0.70%
Net investment income, after Waivers	3.77%	5.51	%(b)	3.04%	3.20	%(c)	2.47%
Portfolio turnover rate(g)	39%	35%		30%	53%		53%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 3.12%, respectively.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$30.51	$33.67	$27.65	$19.65	$21.56
Net investment income(a)	0.19	0.06	0.21	0.21	0.34
Net realized and unrealized gain (loss) on investments	5.54	(3.10)	6.06	8.08	(1.81)
Total from investment operations	5.73	(3.04)	6.27	8.29	(1.47)
Distributions to shareholders from:
Net investment income	(0.55)	(0.09)	(0.25)	(0.29)	(0.44)
Return of capital	—	(0.03)	—	—	—
Total distributions	(0.55)	(0.12)	(0.25)	(0.29)	(0.44)
Net asset value at end of year	$35.69	$30.51	$33.67	$27.65	$19.65
Market price at end of year(b)	$35.69	$30.49	$33.62	$27.60	$19.59
Net Asset Value Total Return(c)	19.23%	(9.04)%	22.79%	42.28%	(6.73	)%(d)
Market Price Total Return(c)	19.31%	(8.97)%	22.83%	42.46%	(6.70)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$153,460	$163,248	$230,631	$258,569	$181,744
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.73%	0.70%	0.70%	0.70%	0.75%
Net investment income, after Waivers	0.61%	0.18%	0.68%	0.75%	1.78%
Portfolio turnover rate(e)	30%	47%	25%	37%	63%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$20.33	$21.22	$21.32	$20.83	$20.60
Net investment income(a)	0.29	0.30	0.28	0.28	0.33
Net realized and unrealized gain (loss) on investments	2.10	(0.11)	0.65	1.57	0.70
Total from investment operations	2.39	0.19	0.93	1.85	1.03
Distributions to shareholders from:
Net investment income	(0.33)	(0.34)	(0.86)	(1.35)	(0.65)
Net realized gains	(0.18)	(0.74)	(0.17)	(0.01)	(0.15)
Total distributions	(0.51)	(1.08)	(1.03)	(1.36)	(0.80)
Net asset value at end of year	$22.21	$20.33	$21.22	$21.32	$20.83
Market price at end of year(b)	$22.23	$20.29	$21.22	$21.35	$20.83
Net Asset Value Total Return(c)	11.86%	0.90%	4.48%	9.34%	5.22%
Market Price Total Return(c)	12.18%	0.67%	4.32%	9.50%	4.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$327,596	$297,895	$404,270	$249,458	$205,222
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.37%	1.47%	1.33%	1.37%	1.61%
Portfolio turnover rate(d)	24%	43%	50%	32%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares S&P 500® Quality Portfolio (SPHQ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.70	$23.25	$20.90	$17.87	$15.33
Net investment income(a)	0.54	0.45	0.41	0.36	0.33
Net realized and unrealized gain on investments	2.84	1.46	2.33	3.03	2.52
Total from investment operations	3.38	1.91	2.74	3.39	2.85
Distributions to shareholders from:
Net investment income	(0.46)	(0.46)	(0.39)	(0.36)	(0.31)
Net asset value at end of year	$27.62	$24.70	$23.25	$20.90	$17.87
Market price at end of year(b)	$27.63	$24.70	$23.24	$20.89	$17.87
Net Asset Value Total Return(c)	13.84%	8.39%	13.17%	19.15%	18.86%
Market Price Total Return(c)	13.88%	8.43%	13.18%	19.09%	18.86%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,222,223	$899,078	$533,537	$365,686	$228,736
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.39%
Expenses, prior to Waivers	0.38%	0.38%	0.38%	0.39%	0.55%
Net investment income, after Waivers	2.10%	1.92%	1.83%	1.87%	2.06%
Portfolio turnover rate(d)	49%	102%	18%	13%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.99	$25.19	$25.92	$22.06	$18.78
Net investment income(a)	0.16	0.13	0.14	0.16	0.16
Net realized and unrealized gain (loss) on investments	3.68	(2.17)	(0.72)	3.83	3.28
Total from investment operations	3.84	(2.04)	(0.58)	3.99	3.44
Distributions to shareholders from:
Net investment income	(0.12)	(0.16)	(0.15)	(0.13)	(0.16)
Net asset value at end of year	$26.71	$22.99	$25.19	$25.92	$22.06
Market price at end of year(b)	$26.70	$22.98	$25.17	$25.91	$22.05
Net Asset Value Total Return(c)	16.73%	(8.09)%	(2.25)%	18.16%	18.48%
Market Price Total Return(c)	16.74%	(8.06)%	(2.29)%	18.17%	18.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$797,147	$680,463	$855,159	$990,247	$877,064
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.61%	0.61%	0.61%	0.62%
Expenses, prior to Waivers	0.62%	0.61%	0.61%	0.61%	0.62%
Net investment income, after Waivers	0.64%	0.58%	0.56%	0.66%	0.81%
Portfolio turnover rate(d)	44%	89%	25%	34%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$4.11	$5.76	$6.59	$4.79	$5.08
Net investment income(a)	0.06	0.11	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	0.08	(1.66)	(0.82)	1.85	(0.26)
Total from investment operations	0.14	(1.55)	(0.68)	1.95	(0.15)
Distributions to shareholders from:
Net investment income	(0.08)	(0.10)	(0.15)	(0.15)	(0.14)
Net asset value at end of year	$4.17	$4.11	$5.76	$6.59	$4.79
Market price at end of year(b)	$4.17	$4.11	$5.76	$6.59	$4.79
Net Asset Value Total Return(c)	3.60%	(27.19)%	(10.36)%	41.23%	(2.64)%
Market Price Total Return(c)	3.60%	(27.19)%	(10.36)%	41.23%	(2.65)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$103,177	$101,255	$143,790	$218,101	$142,494
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.76%	0.76%	0.72%	0.70%	0.70%
Net investment income, after Waivers	1.59%	2.37%	2.39%	1.55%	2.48%
Portfolio turnover rate(d)	59%	60%	48%	57%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.37	$28.47	$32.73	$27.56	$25.87
Net investment income(a)	0.15	0.30	0.50	0.24	0.35
Net realized and unrealized gain (loss) on investments	3.60	(6.07)	(4.27)	5.27	1.54
Total from investment operations	3.75	(5.77)	(3.77)	5.51	1.89
Distributions to shareholders from:
Net investment income	(0.15)	(0.33)	(0.49)	(0.34)	(0.20)
Net asset value at end of year	$25.97	$22.37	$28.47	$32.73	$27.56
Market price at end of year(b)	$25.96	$22.36	$28.47	$32.71	$27.55
Net Asset Value Total Return(c)	16.84%	(20.29)%	(11.59)%	20.24%	7.38%
Market Price Total Return(c)	16.85%	(20.32)%	(11.54)%	20.21%	7.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$24,673	$23,487	$34,170	$45,819	$38,584
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.99%	0.99%	0.86%	0.84%	0.87%
Net investment income, after Waivers	0.64%	1.34%	1.69%	0.78%	1.40%
Portfolio turnover rate(d)	39%	40%	41%	37%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Aerospace & Defense Portfolio (PPA)	“Aerospace & Defense Portfolio”
PowerShares CleantechTM Portfolio (PZD)	“CleantechTM Portfolio”
PowerShares DWA Momentum Portfolio (PDP)	“DWA Momentum Portfolio”
PowerShares Global Listed Private Equity Portfolio (PSP)	“Global Listed Private Equity Portfolio”
PowerShares Golden Dragon China Portfolio (PGJ)	“Golden Dragon China Portfolio”
PowerShares S&P 500 BuyWrite Portfolio (PBP)	“S&P 500 BuyWrite Portfolio”
PowerShares S&P 500® Quality Portfolio (SPHQ)	“S&P 500® Quality Portfolio”
PowerShares Water Resources Portfolio (PHO)	“Water Resources Portfolio”
PowerShares WilderHill Clean Energy Portfolio (PBW)	“WilderHill Clean Energy Portfolio”
PowerShares WilderHill Progressive Energy Portfolio (PUW)	“WilderHill Progressive Energy Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum Portfolio, Golden Dragon China Portfolio and Water Resources Portfolio, which are listed and traded on The NASDAQ Stock Market LLC. Prior to December 7, 2016, Shares of DWA Momentum Portfolio, Golden Dragon China Portfolio and Water Resources Portfolio were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense Portfolio	SPADETM Defense Index
CleantechTM Portfolio	The Cleantech IndexTM
DWA Momentum Portfolio	Dorsey Wright® Technical Leaders Index
Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWriteSM Index
S&P 500® Quality Portfolio	S&P 500® Quality Index
Water Resources Portfolio	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

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Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Momentum Investing Risk. DWA Momentum Portfolio employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Non-Diversified Fund Risk. Aerospace & Defense Portfolio, Golden Dragon China Portfolio and Water Resources Portfolio are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For each Fund (except S&P 500 BuyWrite Portfolio, S&P 500® Quality Portfolio and WilderHill Progressive Energy Portfolio), investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Securities Risk. For CleantechTM Portfolio, Global Listed Private Equity Portfolio and Water Resources Portfolio, since their Underlying Indexes may include ADRs and/or global depositary receipts (“GDRs”), investing in these Funds involve risks of investing in foreign securities, in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

Risk of Investing in Listed Private Equity Companies. For Global Listed Private Equity Portfolio, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The

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1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

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F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Option Contracts Written

S&P 500 BuyWrite Portfolio engaged in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk. The Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

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J. Swap Agreements

Global Listed Private Equity Portfolio may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

K. Securities Lending

During the fiscal year ended April 30, 2017, CleantechTM Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for S&P 500 BuyWrite Portfolio and S&P 500® Quality Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

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As compensation for its services, S&P 500 BuyWrite Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.75% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except S&P 500 BuyWrite Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® Quality Portfolio and S&P 500 BuyWrite Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2018. The Expense Cap (including sub-licensing fees) for S&P 500® Quality Portfolio is 0.29% of the Fund’s average daily net assets per year through at least August 31, 2018. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio and Water Resources Portfolio.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense Portfolio	$568
CleantechTM Portfolio	40,189
DWA Momentum Portfolio	2,158
Global Listed Private Equity Portfolio	49,771
Golden Dragon China Portfolio	41,123
S&P 500 BuyWrite Portfolio	145
S&P 500® Quality Portfolio	920,354
Water Resources Portfolio	1,072
WilderHill Clean Energy Portfolio	56,926
WilderHill Progressive Energy Portfolio	69,875

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to S&P 500 BuyWrite Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2017 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/18	04/30/19	04/30/20
CleantechTM Portfolio	$117,852	$35,420	$42,340	$40,092
Golden Dragon China Portfolio	49,476	—	8,803	40,673
S&P 500® Quality Portfolio	1,835,067	392,147	523,569	919,351
WilderHill Clean Energy Portfolio	153,896	34,402	62,834	56,660
WilderHill Progressive Energy Portfolio	202,213	60,563	71,809	69,841

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense Portfolio	SPADE Indexes
CleantechTM Portfolio	Cleantech Indices LLC
DWA Momentum Portfolio	Dorsey Wright & Associates, LLC
Global Listed Private Equity Portfolio	Red Rocks Capital, LLC
Golden Dragon China Portfolio	Nasdaq, Inc.
S&P 500 BuyWrite Portfolio	S&P Dow Jones Indices LLC
S&P 500® Quality Portfolio	S&P Dow Jones Indices LLC
Water Resources Portfolio	Nasdaq, Inc.
WilderHill Clean Energy Portfolio	WilderHill
WilderHill Progressive Energy Portfolio	Progressive Energy Index LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500 BuyWrite Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2017.

S&P 500 BuyWrite Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Ltd.	$214,744	$40,571	$(49,477)	$20,725	$(10,345)	$216,218	$7,134

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value on options held in S&P 500 BuyWrite Portfolio was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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	Investments in Securities
	Level 1	Level 2	Level 3	Total
Global Listed Private Equity Portfolio
Equity Securities	$308,690,603	$—	$—	$308,690,603
Swap Agreements*	—	1,188,451	—	1,188,451

Total Investments	$308,690,603	$1,188,451	$—	$309,879,054

Golden Dragon China Portfolio
Equity Securities	$165,385,925	$—	$0	$165,385,925

*	Unrealized appreciation.

Note 6. Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2017:

	Value
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$1,191,005	$—

Derivatives not subject to master netting agreements	—	—

Total Derivative Assets subject to master netting agreements	$1,191,005	$—

Derivative Liabilities	Equity Risk
Options written, at value—Exchange-Traded	$—	$(5,168,475)
Unrealized depreciation on swap agreements—OTC	(2,554)	—

Total Derivative Liabilities	(2,554)	(5,168,475)

Derivatives not subject to master netting agreements	—	5,168,475

Total Derivative Liabilities subject to master netting agreements	$(2,554)	$—

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2017:

Global Listed Private Equity Portfolio

	Financial Derivative Assets	Financial Derivative Liabilities	Net value of derivatives	Collateral (Received)/Pledged		Net amount
Counterparty	Swap agreements	Swap agreements		Non-Cash	Cash
Citibank, N.A.	$1,335,465	$(2,601)	$1,332,864	$—	$(1,080,000)	$252,864
Morgan Stanley Capital Services LLC	33,694	(5,176)	28,518	—	—	28,518

Total	$1,369,159	$(7,777)	$1,361,382	$—	$(1,080,000)	$281,382

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Effect of Derivative Investments for the Fiscal Year Ended April 30, 2017

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the year:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
	Equity Risk
Realized Gain (Loss):
Options written	$—	$(11,157,158)
Swap agreements	4,824,587	—
Change in Net Unrealized Appreciation (Depreciation):
Options written	—	(3,213,530)
Swap agreements	2,414,847	—

Total	$7,239,434	$(14,370,688)

The table below summarizes the average notional value of options written outstanding and swap agreements during the year.

	Average Notional Value
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
Options written	$—	$292,151,250
Swap agreements	27,176,811	—

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Aerospace & Defense Portfolio	$5,934,618	$—	$—	$3,934,869	$—	$—
CleantechTM Portfolio	820,687	—	—	576,797	—	—
DWA Momentum Portfolio	11,481,353	—	—	5,095,535	—	—
Global Listed Private Equity Portfolio	11,056,794	—	—	22,461,093	—	—
Golden Dragon China Portfolio	2,659,581	—	—	604,271	—	172,929
S&P 500 BuyWrite Portfolio	6,764,870	—	—	16,484,756	929,816	—
S&P 500® Quality Portfolio	21,152,308	—	—	10,888,763	—	—
Water Resources Portfolio	3,714,832	—	—	5,414,109	—	—
WilderHill Clean Energy Portfolio	1,849,749	—	—	2,346,665	—	—
WilderHill Progressive Energy Portfolio	151,173	—	—	367,721	—	—

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense Portfolio	$192,476	$(23,736)	$72,949,316	$—	$(22,708,088)	$(7,738)	$518,747,260	$569,149,490
CleantechTM Portfolio	791,024	(20,408)	24,926,270	(3,031)	(66,008,424)	(547,555)	133,501,195	92,639,071
DWA Momentum Portfolio	—	(57,012)	215,564,662	—	(305,862,382)	(33,874,466)	1,541,299,030	1,417,069,832
Global Listed Private Equity Portfolio	12,138,710	(32,265)	(3,185,693)	13,910	(100,107,819)	(417,788)	377,734,271	286,143,326
Golden Dragon China Portfolio	51,961	(35,023)	12,983,615	—	(284,080,835)	(4,384,678)	428,924,521	153,459,561
S&P 500 BuyWrite Portfolio	18,536,580	—	—	—	—	—	309,059,641	327,596,221
S&P 500® Quality Portfolio	3,365,784	(28,894)	114,225,803	—	(67,201,871)	(10,127,757)	1,181,990,226	1,222,223,291
Water Resources Portfolio	1,331,846	(90,080)	180,108,929	—	(582,463,437)	(2,850,801)	1,201,110,314	797,146,771
WilderHill Clean Energy Portfolio	444,139	(46,988)	(3,707,456)	—	(1,127,624,136)	(3,060,963)	1,237,172,282	103,176,878
WilderHill Progressive Energy Portfolio	65,799	(17,123)	4,364,198	—	(34,924,460)	(602,772)	55,786,866	24,672,508

*	Includes net capital losses incurred after October 31 (“Post-October Capital losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017.

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
Aerospace & Defense Portfolio	$6,428,813	$9,464,875	$710,644	$6,103,756	$22,708,088	$7,470,897
CleantechTM Portfolio	25,186,026	12,098,616	1,605,720	27,118,062	66,008,424	14,341,075
DWA Momentum Portfolio	60,219,842	10,496,532	235,146,008	—	305,862,382	92,771,702
Global Listed Private Equity Portfolio	47,149,399	—	17,689,457	35,268,963	100,107,819	7,687,052
Golden Dragon China Portfolio	74,072,167	35,483,714	19,677,953	154,847,001	284,080,835	22,836,421
S&P 500 BuyWrite Portfolio	—	—	—	—	—	—
S&P 500® Quality Portfolio	42,466,537	9,869,908	7,893,621	6,971,805	67,201,871	37,241,965
Water Resources Portfolio	265,948,030	33,978,301	159,822,794	122,714,312	582,463,437	93,208,162
WilderHill Clean Energy Portfolio	460,657,845	241,008,862	82,963,825	342,993,604	1,127,624,136	261,712,498
WilderHill Progressive Energy Portfolio	12,433,887	2,282,887	6,043,369	14,164,317	34,924,460	8,319,827

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

74

Note 8. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$40,765,171	$41,166,282
CleantechTM Portfolio	19,422,859	18,604,788
DWA Momentum Portfolio	988,430,779	990,321,874
Global Listed Private Equity Portfolio	96,278,823	100,525,915
Golden Dragon China Portfolio	45,129,761	45,958,856
S&P 500 BuyWrite Portfolio	70,355,800	83,599,547
S&P 500® Quality Portfolio	532,489,792	526,529,110
Water Resources Portfolio	323,949,295	321,076,743
WilderHill Clean Energy Portfolio	54,676,240	54,018,514
WilderHill Progressive Energy Portfolio	10,428,975	9,344,675

For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense Portfolio	$276,950,935	$82,041,648
CleantechTM Portfolio	10,079,558	5,080,103
DWA Momentum Portfolio	670,959,703	864,526,897
Global Listed Private Equity Portfolio	24,488,291	95,895,451
Golden Dragon China Portfolio	16,537,334	48,657,673
S&P 500 BuyWrite Portfolio	44,588,153	41,378,674
S&P 500® Quality Portfolio	760,507,924	558,926,611
Water Resources Portfolio	168,295,074	163,200,200
WilderHill Clean Energy Portfolio	20,411,893	19,374,469
WilderHill Progressive Energy Portfolio	4,952,100	8,330,807

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense Portfolio	$79,770,546	$(6,821,230)	$72,949,316	$496,279,191
CleantechTM Portfolio	28,989,889	(4,063,619)	24,926,270	71,073,641
DWA Momentum Portfolio	228,259,643	(12,694,981)	215,564,662	1,202,571,186
Global Listed Private Equity Portfolio	27,419,345	(30,605,038)	(3,185,693)	311,876,296
Golden Dragon China Portfolio	33,281,054	(20,297,439)	12,983,615	152,402,310
S&P 500 BuyWrite Portfolio	—	—	—	332,802,749
S&P 500® Quality Portfolio	135,873,198	(21,647,395)	114,225,803	1,107,771,207
Water Resources Portfolio	182,390,544	(2,281,615)	180,108,929	616,836,485
WilderHill Clean Energy Portfolio	12,602,129	(16,309,585)	(3,707,456)	133,385,057
WilderHill Progressive Energy Portfolio	5,674,211	(1,310,013)	4,364,198	21,993,548

75

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$—	$(12,808,530)	$12,808,530
CleantechTM Portfolio	(4,003)	11,524,578	(11,520,575)
DWA Momentum Portfolio	313,180	(25,108,126)	24,794,946
Global Listed Private Equity Portfolio	11,748,183	(1,356,907)	(10,391,276)
Golden Dragon China Portfolio	195,715	8,253,942	(8,449,657)
S&P 500 BuyWrite Portfolio	—	—	—
S&P 500® Quality Portfolio	—	(4,989,642)	4,989,642
Water Resources Portfolio	—	32,447,748	(32,447,748)
WilderHill Clean Energy Portfolio	42,146	257,824,129	(257,866,275)
WilderHill Progressive Energy Portfolio	—	5,770,372	(5,770,372)

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

76

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

77

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, (excluding PowerShares S&P 500 BuyWrite Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares S&P 500 BuyWrite Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

In addition to the fees and expenses which the PowerShares Global Listed Private Equity Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Aerospace & Defense Portfolio (PPA)
Actual	$1,000.00	$1,174.40	0.61%	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
PowerShares CleantechTM Portfolio (PZD)
Actual	1,000.00	1,180.20	0.68	3.68
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41
PowerShares DWA Momentum Portfolio (PDP)
Actual	1,000.00	1,119.00	0.63	3.31
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Global Listed Private Equity Portfolio (PSP)
Actual	1,000.00	1,175.90	0.65	3.51
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26

78

Fees and Expenses (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Golden Dragon China Portfolio (PGJ)
Actual	$1,000.00	$1,123.70	0.70%	$3.69
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares S&P 500 BuyWrite Portfolio (PBP)
Actual	1,000.00	1,070.90	0.75	3.85
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
PowerShares S&P 500® High Quality Portfolio (SPHQ)
Actual	1,000.00	1,125.40	0.29	1.53
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.29	1.45
PowerShares Water Resources Portfolio (PHO)
Actual	1,000.00	1,133.80	0.63	3.33
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares WilderHill Clean Energy Portfolio (PBW)
Actual	1,000.00	1,145.60	0.70	3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares WilderHill Progressive Energy Portfolio (PUW)
Actual	1,000.00	1,115.10	0.70	3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

79

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
PowerShares Aerospace & Defense Portfolio	100%	100%
PowerShares CleantechTM Portfolio	100%	29%
PowerShares DWA Momentum Portfolio	100%	100%
PowerShares Global Listed Private Equity Portfolio	54%	18%
PowerShares Golden Dragon China Portfolio	50%	0%
PowerShares S&P 500 BuyWrite Portfolio	0%	0%
PowerShares S&P 500® Quality Portfolio	100%	100%
PowerShares Water Resources Portfolio	100%	100%
PowerShares WilderHill Clean Energy Portfolio	14%	8%
PowerShares WilderHill Progressive Energy Portfolio	91%	72%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

80

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

82

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

83

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

84

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

* This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

85

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

86

Board Considerations Regarding Continuation of Investment

Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable

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Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

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Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

89

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X

90

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X

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Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

92

Board Considerations Regarding Continuation of Investment

Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2016, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

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Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

94

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-4
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

April 30, 2017

2017 Annual Report to Shareholders

PKW	PowerShares BuyBack AchieversTM Portfolio

PFM	PowerShares Dividend AchieversTM Portfolio

PGF	PowerShares Financial Preferred Portfolio

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

PID	PowerShares International Dividend AchieversTM Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

Global Equity

The fiscal year ended April 30, 2017, began on a negative note, with global equity investors concerned about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the “Fed”) monetary policy. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative monetary policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and, in the US, generally positive economic data.

In June 2016, the decision by UK voters to leave the European Union caused global markets to decline sharply, but only briefly. The outcome of the November US presidential election caused US stocks, particularly in the health care and financials sector, to rally. However, non-US equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks.

Global equity markets began calendar 2017 with a broad rally that marked the best first quarter for equities since 2013. Volatility was largely absent, and emerging market equities posted double-digit gains in the quarter. Improved consumer confidence and eurozone employment data fueled positive market sentiment, while investors generally shrugged off Fed interest rate hikes in

December 2016 and March 2017. For the reporting period as a whole, US equities outperformed non-US equites, and emerging markets outperformed their developed-market counterparts (excluding the US)—a reversal from previous years.

3

PKW	Manager’s Analysis
PowerShares BuyBack AchieversTM Portfolio (PKW)

As an index fund, the PowerShares BuyBack AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 15.96%. On a net asset value (“NAV”) basis, the Fund returned 15.92%. During the same time period, the Index returned 16.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 17.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 510 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the consumer discretionary sector.

For the fiscal year ended April 30, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the utilities and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Boeing Co. (The), an industrials company (portfolio average weight of 4.63%), and Applied Materials, Inc., an information technology company (portfolio average weight of 1.64%). Positions that detracted most significantly from the Fund’s return included Express Scripts Holding Co., a health care company (portfolio average weight of 2.25%), and Target Corp., a consumer discretionary company (portfolio average weight of 0.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Industrials	25.3
Financials	24.5
Consumer Discretionary	24.2
Information Technology	12.7
Health Care	8.5
Consumer Staples	2.6
Energy	1.4
Real Estate	0.5
Materials	0.2
Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
McDonald’s Corp.	5.3
Boeing Co. (The)	5.2
General Electric Co.	4.8
United Technologies Corp.	4.4
Gilead Sciences, Inc.	4.1
Goldman Sachs Group, Inc. (The)	4.1
American Express Co.	3.3
American International Group, Inc.	2.7
Applied Materials, Inc.	2.0
Capital One Financial Corp.	1.8
Total	37.7

*	Excluding money market fund holdings.

4

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
NASDAQ US BuyBack Achievers™ Index	16.68%	8.38%	27.30%	14.22%	94.40%	9.06%	138.14%	9.19%	148.74%
S&P 500® Index	17.92	10.47	34.83	13.68	89.81	7.15	99.55	7.38	109.09
Fund
NAV Return	15.92	7.69	24.90	13.45	87.95	8.30	121.91	8.42	131.08
Market Price Return	15.96	7.69	24.88	13.45	87.92	8.26	121.12	8.40	130.68

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PFM	Manager’s Analysis
PowerShares Dividend AchieversTM Portfolio (PFM)

As an index fund, the PowerShares Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stock in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend Achievers,TM” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten or more calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 12.94%. On a net asset value (“NAV”) basis, the Fund returned 12.80%. During the same time period, the Index returned 13.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned 17.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,050 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the value segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index selects and weights stocks based on market capitalization and focuses on stocks of companies with lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the financials sector.

For the fiscal year ended April 30, 2017, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Microsoft Corp., an information technology company (portfolio average weight of 4.05%), and Johnson & Johnson, a health care company (portfolio average weight of 4.06%). Positions that detracted most significantly from the Fund’s return included CVS Health Corp., a consumer staples company (portfolio average weight of 1.35%), and Target Corp., a consumer discretionary company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Consumer Staples	22.5
Industrials	15.5
Information Technology	11.9
Energy	9.7
Health Care	9.3
Consumer Discretionary	7.4
Utilities	6.8
Telecommunication Services	6.2
Financials	5.6
Materials	3.2
Real Estate	1.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Microsoft Corp.	4.3
Johnson & Johnson	4.0
Exxon Mobil Corp.	4.0
AT&T, Inc.	3.5
Wal-Mart Stores, Inc.	3.3
Procter & Gamble Co. (The)	3.2
Chevron Corp.	2.9
Verizon Communications, Inc.	2.7
Coca-Cola Co. (The)	2.7
PepsiCo, Inc.	2.3
Total	32.9

*	Excluding money market fund holdings.

6

PowerShares Dividend AchieversTM Portfolio (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
NASDAQ US Broad Dividend Achievers™ Index	13.45%	8.31%	27.05%	11.71%	73.94%	6.12%	81.16%	7.15%	123.08%
Russell 3000® Value Index	17.33	8.29	26.98	13.28	86.56	5.57	71.88	7.16	123.53
Fund
NAV Return	12.80	7.71	24.96	11.09	69.21	5.51	71.04	6.51	108.02
Market Price Return	12.94	7.75	25.12	11.13	69.53	5.51	71.05	6.52	108.26

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

7

PGF	Manager’s Analysis
PowerShares Financial Preferred Portfolio (PGF)

As an index fund, the PowerShares Financial Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid and Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index. The Index is a market capitalization weighted index designed to track the performance of preferred securities and securities that Wells Fargo Securities, LLC (the “Index Provider”) believes are functionally equivalent to preferred securities, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain capital securities. All securities in the Index are traded in the U.S. market and issued by financial institutions. The Index is composed of preferred and equivalent securities with either fixed or floating rate dividends or coupons, issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

The Index may include fixed or variable rate securities, meaning that dividends and coupons (as applicable) may be paid either on a fixed rate or a variable rate percentage of the fixed par value at which the preferred stock or other securities are issued. Variable rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 5.89%. On a net asset value (“NAV”) basis, the Fund returned 6.06%. During the same time period, the Index returned 5.99%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund’s sampling methodology, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 6.26%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader preferred stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a methodology that focuses on financial sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during that period can be primarily attributed to non-financial sector convertible preferred securities that were included in the Benchmark Index but not held by the Fund, as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC, 8.00%, Series 2, a banks company (portfolio average weight of 6.95%), and Citigroup, Inc., 6.88%, Series K, a banks company (portfolio average weight of 2.01%). Positions that detracted most significantly from the Fund’s return included Arch Capital Group Ltd., 5.25%, Series E, an insurance company (portfolio average weight of 0.29%), and Barclays Bank PLC, 7.75%, a preferred shares company (no longer held at fiscal year-end).

8

PowerShares Financial Preferred Portfolio (PGF) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Banks	69.2
Capital Markets	16.5
Insurance	8.2
Consumer Finance	5.2
Thrifts & Mortgage Finance	0.7
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
HSBC Holdings PLC, 8.00%, Series 2	7.1
Barclays Bank PLC, 8.13%, Series 5	3.2
Wells Fargo & Co., 8.00%, Series J	3.0
PNC Financial Services Group, Inc. (The), 6.13%, Series P	2.8
BB&T Corp., 5.63%, Series E	2.8
Wells Fargo & Co., 5.85%	2.4
HSBC Holdings PLC, 8.13%	2.3
ING Groep NV, 6.38%	2.2
Citigroup, Inc., 6.88%, Series K	2.1
JPMorgan Chase & Co., 6.15%, Series BB	2.1
Total	30.0

*	Excluding money market fund holdings.

9

PowerShares Financial Preferred Portfolio (PGF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Financial Index	5.99%	7.87%	25.51%	7.70%	44.89%	5.31%	67.82%	5.24%	70.29%
S&P U.S. Preferred Stock Index	6.26	6.24	19.92	6.96	39.97	4.91	61.43	5.07	67.38
Fund
NAV Return	6.06	7.59	24.55	7.40	42.88	4.44	54.40	4.38	56.22
Market Price Return	5.89	7.61	24.62	7.35	42.57	4.40	53.78	4.30	55.04

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

10

PEY	Manager’s Analysis
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

As an index fund, the PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. To qualify for inclusion in the Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 17.94%. On a net asset value (“NAV”) basis, the Fund returned 17.95%. During the same time period, the Index returned 18.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 15.60%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar dividend-weighted index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. dividend-paying equity securities market.

The performance of the Fund differed from the Benchmark Index in part because the selection methodology of the Benchmark Index differs from the selection methodology of the Index that the Fund tracks.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the electric utilities industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the multi-utilities industry and allocation to the banks industry.

For the fiscal year ended April 30, 2017, the banks industry contributed most significantly to the Fund’s return, followed by the multi-utilities and tobacco industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the health care providers & services industry.

Positions that contributed most significantly to the Fund’s return included ONEOK, Inc., an oil, gas & consumable fuels company (portfolio average weight of 3.26%), and Nu Skin Enterprises, Inc., Class A, a personal products company (portfolio average weight of 1.87%). Positions that detracted most significantly from the Fund’s return included Murphy Oil Corp., an oil, gas & consumable fuels company (no longer held at fiscal year-end), and Occidental Petroleum Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.13%).

11

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Multi-Utilities	15.6
Oil, Gas & Consumable Fuels	9.3
Electric Utilities	8.9
Tobacco	7.5
Insurance	5.8
Diversified Telecommunication Services	5.0
Specialty Retail	4.2
Capital Markets	3.8
Semiconductors & Semiconductor Equipment	3.7
Food Products	3.6
Hotels, Restaurants & Leisure	3.4
Banks	3.4
Multi-line Retail	2.2
Energy Equipment & Services	2.1
Beverages	2.0
Machinery	2.0
Metals & Mining	1.9
Personal Products	1.9
Electrical Equipment	1.8
Textiles, Apparel & Luxury Goods	1.8
Gas Utilities	1.8
Food & Staples Retailing	1.7
Media	1.7
Household Products	1.6
IT Services	1.6
Health Care Providers & Services	1.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Vector Group Ltd.	3.7
Mercury General Corp.	2.6
AT&T, Inc.	2.5
ONEOK, Inc.	2.5
Occidental Petroleum Corp.	2.5
Verizon Communications, Inc.	2.5
Southern Co. (The)	2.5
PPL Corp.	2.4
Duke Energy Corp.	2.3
Gap, Inc. (The)	2.3
Total	25.8

*	Excluding money market fund holdings.

12

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	18.52%	15.83%	55.40%	17.49%	123.84%	5.44%	69.80%	5.76%	100.27%
Dow Jones U.S. Select Dividend Index	15.60	10.91	36.42	14.19	94.17	6.63	89.96	7.89	156.26
Fund
NAV Return	17.95	15.24	53.02	16.88	118.09	5.01	63.04	5.29	89.49
Market Price Return	17.94	15.26	53.11	16.89	118.21	5.04	63.54	5.30	89.72

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PID	Manager’s Analysis
PowerShares International Dividend AchieversTM Portfolio (PID)

As an index fund, the PowerShares International Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (Net) (the “Index”). The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks and other securities that comprise the Index. The Index is composed of Global Depositary Receipts (“GDRs”) and American Depository Receipts (“ADRs”) that are listed on the London Stock Exchange or the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange, the NASDAQ Stock Market LLC or NYSE Arca, Inc.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes stock in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 7.19%. On a net asset value (“NAV”) basis, the Fund returned 7.12%. During the same time period, the Index returned 7.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 11.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 930 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based international equity market benchmark. The Benchmark Index also was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the consumer discretionary, industrials and information technology sectors.

For the fiscal year ended April 30, 2017, the financials sector contributed most significantly to the Fund’s return, followed by the energy and materials sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the telecommunication services and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC ADR, a financials company (portfolio average weight of 2.75%), and Brookfield Infrastructure Partners LP, a utilities company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return included Seaspan Corp., an industrials company (portfolio average weight of 3.21%), and Teekay Offshore Partners LP, an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Financials	22.2
Energy	21.0
Telecommunication Services	13.2
Industrials	12.0
Health Care	9.0
Utilities	5.9
Information Technology	5.7
Consumer Discretionary	5.4
Consumer Staples	4.1
Materials	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Golar LNG Partners LP	4.0
HSBC Holdings PLC ADR	3.9
Seaspan Corp.	3.6
Mobile TeleSystems PJSC ADR	3.4
BP PLC ADR	3.1
Telefonaktiebolaget LM Ericsson, Class B ADR	3.0
Vodafone Group PLC ADR	2.7
Westpac Banking Corp. ADR	2.3
National Grid PLC ADR	2.2
LUKOIL PJSC ADR	2.2
Total	30.4

*	Excluding money market fund holdings.

14

PowerShares International Dividend AchieversTM Portfolio (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†††
Index	1 Year							Average Annualized	Cumulative
Blended-NASDAQ International Dividend Achievers™ Index (Net)†,††	7.27%	(3.21)%	(9.33)%	3.37%	18.05%	1.01%	10.60%	3.93%	56.59%
NASDAQ International Dividend AchieversTM Index (Net)††	7.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MSCI EAFE® Index (Net)††	11.29	0.86	2.60	6.78	38.84	0.87	9.02	4.03	58.30
Fund
NAV Return	7.12	(3.47)	(10.05)	3.01	15.97	0.42	4.27	3.33	46.34
Market Price Return	7.19	(3.50)	(10.15)	2.98	15.81	0.42	4.27	3.33	46.32

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Blended-Index, Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index, Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index, Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The data known as the Blended-Index is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2017.

††	Reflects reinvested dividends net of withholding taxes.

†††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

15

Schedule of Investments(a)

PowerShares BuyBack AchieversTM Portfolio (PKW)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—24.2%
114,171	American Eagle Outfitters, Inc.	$1,608,669
4,904	America’s Car-Mart, Inc.(b)(c)	182,919
13,251	Asbury Automotive Group, Inc.(c)	810,961
63,231	AutoNation, Inc.(c)	2,655,702
17,798	AutoZone, Inc.(c)	12,319,598
94,180	Bed Bath & Beyond, Inc.	3,649,475
193,671	Best Buy Co., Inc.	10,034,095
28,062	Big Lots, Inc.(b)	1,416,850
13,696	BJ’s Restaurants, Inc.(c)	617,690
64,551	Bloomin’ Brands, Inc.	1,400,111
12,394	Bob Evans Farms, Inc.	827,176
30,625	Brinker International, Inc.(b)	1,353,319
43,996	Burlington Stores, Inc.(c)	4,352,084
117,238	CarMax, Inc.(c)	6,858,423
30,420	Carter’s, Inc.	2,799,857
233,036	CBS Corp., Class B	15,510,876
80,219	Chico’s FAS, Inc.	1,108,627
11,023	Children’s Place, Inc. (The)	1,265,440
17,973	Chipotle Mexican Grill, Inc.(c)	8,527,649
10,297	Churchill Downs, Inc.	1,717,540
90,285	Dana, Inc.	1,753,335
44,164	Denny’s Corp.(c)	560,883
17,219	Dillard’s, Inc., Class A(b)	953,416
95,632	Discovery Communications, Inc., Class A(c)	2,752,289
172,359	Dollar General Corp.	12,532,223
30,098	Domino’s Pizza, Inc.	5,459,476
45,402	DSW, Inc., Class A	936,189
49,135	Express, Inc.(c)	424,035
25,414	Finish Line, Inc. (The), Class A	401,795
23,521	Francesca’s Holdings Corp.(c)	371,161
17,190	FTD Cos., Inc.(c)	343,800
6,112	Gaia, Inc.(c)	66,926
12,289	Genesco, Inc.(c)	655,004
42,858	GNC Holdings, Inc., Class A(b)	333,435
13,399	Group 1 Automotive, Inc.	923,861
352,165	Groupon, Inc., Class A(c)	1,380,487
129,800	H&R Block, Inc.	3,217,742
110,040	Harley-Davidson, Inc.	6,251,372
77,169	Houghton Mifflin Harcourt Co.(c)	887,444
24,880	Hyatt Hotels Corp., Class A(c)	1,380,840
24,923	Intrawest Resorts Holdings, Inc.(c)	587,684
17,072	iRobot Corp.(c)	1,361,321
19,827	Jack in the Box, Inc.	2,021,759
14,543	JAKKS Pacific, Inc.(b)(c)	71,261
9,973	Kirkland’s, Inc.(c)	117,282
107,990	Kohl’s Corp.	4,214,850
73,331	La Quinta Holdings, Inc.(c)	1,034,700
43,503	Lear Corp.	6,206,138
17,002	Marriott Vacations Worldwide Corp.	1,873,280
513,137	McDonald’s Corp.	71,803,260
101,781	Michael Kors Holdings Ltd.(c)	3,799,485
23,091	Murphy USA, Inc.(c)	1,606,441
104,542	Nordstrom, Inc.(b)	5,046,242
13,374	Panera Bread Co., Class A(c)	4,181,782
23,080	Papa John’s International, Inc.	1,824,705
53,554	Penske Automotive Group, Inc.	2,555,061

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
15,704	Potbelly Corp.(c)	$219,071
198,637	PulteGroup, Inc.	4,503,101
8,061	Red Robin Gourmet Burgers, Inc.(c)	473,584
19,925	Ruth’s Hospitality Group, Inc.	396,508
26,912	Select Comfort Corp.(c)	831,581
11,088	Shoe Carnival, Inc.	281,303
42,795	Signet Jewelers Ltd.(b)	2,817,623
2,954,250	Sirius XM Holdings, Inc.(b)	14,623,538
20,586	Sonic Automotive, Inc., Class A	403,486
27,528	Sonic Corp.(b)	739,953
33,465	Sotheby’s(b)(c)	1,584,902
17,021	Stage Stores, Inc.(b)	49,020
346,275	Target Corp.	19,339,459
33,765	Tempur Sealy International, Inc.(b)(c)	1,585,267
62,150	Time, Inc.	944,680
101,878	Toll Brothers, Inc.	3,666,589
54,427	Tribune Media Co., Class A	1,989,851
659,319	Twenty-First Century Fox, Inc., Class A	20,135,602
35,748	Vista Outdoor, Inc.(c)	699,231
20,559	Visteon Corp.(c)	2,116,549
14,677	Vitamin Shoppe, Inc.(c)	283,266
154,711	Wendy’s Co. (The)	2,280,440
65,627	Wyndham Worldwide Corp.	6,254,909
221,701	Yum! Brands, Inc.	14,576,841
15,630	Zumiez, Inc.(c)	280,559

		329,984,938

	Consumer Staples—2.6%
115,012	Mead Johnson Nutrition Co.	10,203,865
355,011	Monster Beverage Corp.(c)	16,110,399
7,107	Natural Health Trends Corp.	203,829
85,550	Sprouts Farmers Market, Inc.(c)	1,908,620
199,595	Whole Foods Market, Inc.	7,259,270

		35,685,983

	Energy—1.4%
26	Harvest Natural Resources, Inc.(c)	180
24,163	Renewable Energy Group, Inc.(c)	252,503
281,150	Valero Energy Corp.	18,165,101

		18,417,784

	Financials—24.5%
563,839	American Express Co.	44,684,241
613,737	American International Group, Inc.	37,382,721
96,405	Ameriprise Financial, Inc.	12,325,379
137,649	Apollo Investment Corp.	934,637
23,009	ARMOUR Residential REIT, Inc. REIT	553,827
34,695	Assurant, Inc.	3,339,047
77,775	Assured Guaranty Ltd.	2,965,561
53,941	Axis Capital Holdings Ltd.	3,554,712
47,741	Beneficial Bancorp, Inc.	763,856
302,437	Capital One Financial Corp.	24,309,886
14,427	Clifton Bancorp, Inc.	240,931
108,803	CNO Financial Group, Inc.	2,292,479
240,531	Discover Financial Services	15,054,835
172,113	E*TRADE Financial Corp.(c)	5,946,504
25,630	Everest Re Group Ltd.	6,451,327
10,649	First Community Bancshares, Inc.	281,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,915	First Financial Northwest, Inc.	$108,427
137,115	Fortress Investment Group LLC, Class A	1,102,405
354,199	Franklin Resources, Inc.	15,269,519
249,234	Goldman Sachs Group, Inc. (The)	55,778,569
231,940	Hartford Financial Services Group, Inc. (The)	11,216,618
6,443	HCI Group, Inc.(b)	307,267
69,927	Invesco Mortgage Capital, Inc. REIT(d)	1,140,509
194,154	Investors Bancorp, Inc.	2,689,033
55,288	Kearny Financial Corp.	807,205
61,058	Legg Mason, Inc.	2,282,348
141,299	Lincoln National Corp.	9,315,843
56,433	LPL Financial Holdings, Inc.	2,372,443
84,473	MBIA, Inc.(c)	709,573
56,674	MSCI, Inc.	5,685,536
28,696	Mtge Investment Corp. REIT	516,528
16,739	National Bank Holdings Corp., Class A	528,450
61,279	Nationstar Mortgage Holdings, Inc.(c)	987,205
182,332	Navient Corp.	2,771,446
19,190	Nelnet, Inc., Class A	863,742
41,791	PennyMac Mortgage Investment Trust REIT	747,223
33,583	PHH Corp.(c)	433,221
28,635	Primerica, Inc.	2,399,613
48,265	Redwood Trust, Inc. REIT	823,884
7,285	Regional Management Corp.(c)	144,462
755,147	Regions Financial Corp.	10,383,271
25,602	RenaissanceRe Holdings Ltd. (Bermuda)	3,639,836
26,268	State National Cos., Inc.	385,352
76,659	Synovus Financial Corp.	3,204,346
32,256	TICC Capital Corp.	236,436
175,109	Travelers Cos., Inc. (The)	21,303,761
4,273	Virtus Investment Partners, Inc.	454,647
118,694	Voya Financial, Inc.	4,436,782
2,859	White Mountains Insurance Group Ltd.	2,455,709
166,016	XL Group Ltd. (Bermuda)	6,947,770

		333,530,694

	Health Care—8.5%
121,928	DaVita, Inc.(c)	8,414,251
376,123	Express Scripts Holding Co.(c)	23,071,385
819,041	Gilead Sciences, Inc.	56,145,260
232,098	HCA Holdings, Inc.(c)	19,544,973
33,836	INC Research Holdings, Inc., Class A(c)	1,522,620
68,419	Innoviva, Inc.(c)	806,318
25,028	LifePoint Health, Inc.(c)	1,555,490
14,787	Magellan Health, Inc.(c)	1,017,346
11,245	Orthofix International NV(c)	444,740
8,459	Providence Service Corp. (The)(c)	372,196
28,172	United Therapeutics Corp.(c)	3,541,220

		116,435,799

	Industrials—25.3%
21,167	Aegion Corp.(c)	483,031
49,794	AGCO Corp.	3,186,318
37,335	Air Transport Services Group, Inc.(c)	686,591
315,874	American Airlines Group, Inc.	13,462,550

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
53,540	Avis Budget Group, Inc.(c)	$1,632,970
30,596	Babcock & Wilcox Enterprises, Inc.(c)	286,684
383,605	Boeing Co. (The)	70,901,712
62,509	BWX Technologies, Inc.	3,073,568
24,974	Continental Building Products, Inc.(c)	608,117
5,353	CRA International, Inc.	203,093
105,242	Cummins, Inc.	15,885,227
457,859	Delta Air Lines, Inc.	20,805,113
38,691	DigitalGlobe, Inc.(c)	1,245,850
18,219	Echo Global Logistics, Inc.(c)	341,606
8,648	Franklin Covey Co.(c)	183,770
24,644	GATX Corp.(b)	1,476,176
2,276,650	General Electric Co.	66,000,083
29,616	Griffon Corp.	710,784
52,026	Hertz Global Holdings, Inc.(c)	857,909
20,978	Hub Group, Inc., Class A(c)	821,289
13,841	Huron Consulting Group, Inc.(c)	615,924
13,159	Insperity, Inc.	1,202,075
16,798	Kforce, Inc.	381,315
41,205	Lincoln Electric Holdings, Inc.	3,668,481
42,381	ManpowerGroup, Inc.	4,279,633
59,759	MRC Global, Inc.(c)	1,089,407
28,101	MSC Industrial Direct Co., Inc., Class A	2,515,883
10,242	MYR Group, Inc.(c)	432,827
116,714	Pitney Bowes, Inc.	1,551,129
91,439	Quanta Services, Inc.(c)	3,240,598
30,406	RPX Corp.(c)	390,413
385,484	Southwest Airlines Co.	21,671,910
74,640	Spirit AeroSystems Holdings, Inc., Class A	4,266,422
52,205	Swift Transportation Co., Class A(c)	1,283,199
48,920	Timken Co. (The)	2,360,390
197,126	United Continental Holdings, Inc.(c)	13,840,216
52,916	United Rentals, Inc.(c)	5,802,769
502,293	United Technologies Corp.	59,767,844
36,791	W.W. Grainger, Inc.	7,089,626
37,570	Wabash National Corp.	855,845
60,016	Wabtec Corp.(b)	5,034,742
4,011	Willis Lease Finance Corp.(c)	91,090

		344,284,179

	Information Technology—12.7%
35,042	Alliance Data Systems Corp.	8,747,534
676,560	Applied Materials, Inc.	27,475,102
47,665	Aspen Technology, Inc.(c)	2,930,921
56,338	Bankrate, Inc.(c)	597,183
18,269	Care.com, Inc.(c)	216,488
90,853	CDK Global, Inc.	5,906,353
99,851	CDW Corp.	5,900,196
580,835	Corning, Inc.	16,757,090
31,581	DHI Group, Inc.(c)	121,587
19,639	DST Systems, Inc.	2,417,757
676,220	eBay, Inc.(c)	22,592,510
8,874	ePlus, Inc.(c)	632,272
40,594	F5 Networks, Inc.(c)	5,241,903
134,435	Fiserv, Inc.(c)	16,016,586
124,665	Genpact Ltd.	3,044,319
12,772	GSI Technology, Inc.(c)	102,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
49,983	Harmonic, Inc.(c)	$289,901
83,593	Integrated Device Technology, Inc.(c)	2,005,396
17,125	Kimball Electronics, Inc.(c)	295,406
102,688	Motorola Solutions, Inc.	8,828,087
77,107	NCR Corp.(c)	3,180,664
169,763	NetApp, Inc.	6,765,056
57,509	NetScout Systems, Inc.(c)	2,165,214
182,679	Nuance Communications, Inc.(c)	3,268,127
31,051	Planet Payment, Inc.(c)	129,483
79,230	Qorvo, Inc.(c)	5,390,017
69,936	Rambus, Inc.(c)	875,599
30,234	RetailMeNot, Inc.(c)	350,714
46,548	Sanmina Corp.(c)	1,733,913
15,822	ScanSource, Inc.(c)	624,969
387,728	Symantec Corp.	12,263,837
64,117	VeriSign, Inc.(b)(c)	5,701,284

		172,568,027

	Materials—0.2%
29,273	Carpenter Technology Corp.	1,188,484
10,313	Clearwater Paper Corp.(c)	501,212
66,648	Summit Materials, Inc., Class A(c)	1,710,187

		3,399,883

	Real Estate—0.5%
19,910	Ashford Hospitality Prime, Inc. REIT	210,847
26,172	Hersha Hospitality Trust REIT	482,612
45,139	iStar, Inc. REIT(c)	552,050
90,164	Macerich Co. (The) REIT	5,628,938
51,466	New Senior Investment Group, Inc. REIT	536,276

		7,410,723

	Telecommunication Services—0.1%
20,483	General Communication, Inc., Class A(c)	766,884

	Total Common Stocks and Other Equity Interests (Cost $1,243,917,989)	1,362,484,894

	Money Market Fund—0.1%
953,002	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(e) (Cost $953,002)	953,002

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,244,870,991)—100.1%	1,363,437,896

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.5%
33,704,628	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(e)(f) (Cost $33,704,628)	$33,704,628

	Total Investments (Cost $1,278,575,619)—102.6%	1,397,142,524
	Other assets less liabilities—(2.6)%	(34,761,870)

	Net Assets—100.0%	$1,362,380,654

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Schedule of Investments(a)

PowerShares Dividend AchieversTM Portfolio (PFM)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—7.4%
3,213	Aaron’s, Inc.	$115,475
14,097	Best Buy Co., Inc.	730,366
889	Bob Evans Farms, Inc.	59,332
3,121	Columbia Sportswear Co.	176,711
1,080	Cracker Barrel Old Country Store, Inc.	173,005
17,919	Gap, Inc. (The)	469,478
6,666	Genuine Parts Co.	613,406
5,584	Hasbro, Inc.	553,430
1,138	International Speedway Corp., Class A	42,220
2,172	John Wiley & Sons, Inc., Class A	114,465
6,008	Leggett & Platt, Inc.	315,660
39,075	Lowe’s Cos., Inc.	3,316,686
37,339	McDonald’s Corp.	5,224,846
1,766	Meredith Corp.	103,399
1,462	Monro Muffler Brake, Inc.	75,805
234	NACCO Industries, Inc., Class A	19,808
59,532	NIKE, Inc., Class B	3,298,668
2,827	Polaris Industries, Inc.(b)	241,030
17,704	Ross Stores, Inc.	1,150,760
25,233	Target Corp.	1,409,263
5,591	Tiffany & Co.	512,415
29,284	TJX Cos., Inc. (The)	2,302,894
18,584	VF Corp.	1,015,244
3,946	Williams-Sonoma, Inc.	213,281
15,895	Yum! Brands, Inc.	1,045,096

		23,292,743

	Consumer Staples—22.5%
87,396	Altria Group, Inc.	6,273,285
1,266	Andersons, Inc. (The)	47,285
25,654	Archer-Daniels-Midland Co.	1,173,671
9,690	Brown-Forman Corp., Class B	458,531
6,267	Bunge Ltd.	495,281
1,760	Casey’s General Stores, Inc.	197,243
11,438	Church & Dwight Co., Inc.	566,524
5,762	Clorox Co. (The)	770,322
193,370	Coca-Cola Co. (The)	8,343,916
39,660	Colgate-Palmolive Co.	2,857,106
19,732	Costco Wholesale Corp.	3,502,825
46,076	CVS Health Corp.	3,798,506
9,384	Flowers Foods, Inc.	184,020
26,056	General Mills, Inc.	1,498,481
23,754	Hormel Foods Corp.	833,290
841	J & J Snack Foods Corp.	113,182
5,231	JM Smucker Co. (The)	662,872
15,774	Kellogg Co.	1,119,954
15,981	Kimberly-Clark Corp.	2,073,535
42,142	Kroger Co. (The)	1,249,510
1,232	Lancaster Colony Corp.	155,109
5,107	McCormick & Co., Inc.	510,189
2,362	Nu Skin Enterprises, Inc., Class A	130,453
64,287	PepsiCo, Inc.	7,282,431
115,102	Procter & Gamble Co. (The)	10,051,858
24,266	Sysco Corp.	1,282,943
1,695	Tootsie Roll Industries, Inc.	63,308
1,136	Universal Corp.	83,439
5,743	Vector Group Ltd.	124,738

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
48,489	Walgreens Boots Alliance, Inc.	$4,196,238
138,374	Wal-Mart Stores, Inc.	10,402,957

		70,503,002

	Energy—9.7%
6,310	Buckeye Partners LP	436,526
85,258	Chevron Corp.	9,097,029
11,779	Enbridge Energy Partners LP	227,806
48,479	Energy Transfer Equity LP	904,618
14,483	Energy Transfer Partners LP	346,723
95,216	Enterprise Products Partners LP	2,601,301
154,210	Exxon Mobil Corp.	12,591,246
5,298	Genesis Energy LP	166,039
4,876	Helmerich & Payne, Inc.	295,681
2,820	Holly Energy Partners LP	104,819
10,243	Magellan Midstream Partners LP	761,055
34,333	Occidental Petroleum Corp.	2,112,853
9,468	ONEOK, Inc.	498,111
3,073	TC PipeLines LP	186,009
724	TransMontaigne Partners LP	31,856

		30,361,672

	Financials—5.6%
1,165	1st Source Corp.	56,281
18,032	Aflac, Inc.	1,350,236
3,966	American Equity Investment Life Holding Co.	94,073
3,909	American Financial Group, Inc.	380,385
6,921	Ameriprise Financial, Inc.	884,850
7,657	AmTrust Financial Services, Inc.(b)	122,895
2,498	Assurant, Inc.	240,408
3,868	Axis Capital Holdings Ltd.	254,901
710	BancFirst Corp.	68,195
5,442	Bank of the Ozarks, Inc.	258,332
2,942	BOK Financial Corp.	247,981
6,288	Brown & Brown, Inc.	269,755
20,923	Chubb Ltd.	2,871,682
7,400	Cincinnati Financial Corp.	533,466
4,566	Commerce Bancshares, Inc.	250,902
2,000	Community Bank System, Inc.	111,900
792	Community Trust Bancorp, Inc.	35,600
2,864	Cullen/Frost Bankers, Inc.	270,333
5,102	Eaton Vance Corp.	219,029
2,075	Erie Indemnity Co., Class A	256,926
1,777	FactSet Research Systems, Inc.	290,113
25,395	Franklin Resources, Inc.	1,094,778
1,910	Hanover Insurance Group, Inc. (The)	168,596
496	Infinity Property & Casualty Corp.	49,228
18,141	Invesco Ltd.(c)	597,565
2,485	Mercury General Corp.	152,803
11,806	Old Republic International Corp.	244,148
14,203	People’s United Financial, Inc.	248,126
3,121	Prosperity Bancshares, Inc.	209,731
1,839	RenaissanceRe Holdings Ltd. (Bermuda)	261,451
1,974	RLI Corp.	112,952
11,608	S&P Global, Inc.	1,557,678
7,151	SEI Investments Co.	362,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares Dividend AchieversTM Portfolio (PFM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,283	Southside Bancshares, Inc.	$44,546
10,934	T. Rowe Price Group, Inc.	775,111
680	Tompkins Financial Corp.	56,216
5,290	Torchmark Corp.	405,796
12,564	Travelers Cos., Inc. (The)	1,528,536
2,237	UMB Financial Corp.	162,160
3,640	United Bankshares, Inc.	145,236
5,445	W.R. Berkley Corp.	370,151
1,179	Westamerica Bancorporation(b)	64,869
394	Westwood Holdings Group, Inc.	21,985

		17,702,532

	Health Care—9.3%
77,625	Abbott Laboratories	3,387,555
9,761	AmerisourceBergen Corp.	800,890
83	Atrion Corp.	42,919
9,561	Becton, Dickinson and Co.	1,787,620
3,236	C.R. Bard, Inc.	995,005
14,171	Cardinal Health, Inc.	1,028,673
102,622	Johnson & Johnson	12,670,738
61,901	Medtronic PLC	5,143,354
681	National Healthcare Corp.	50,680
2,743	Owens & Minor, Inc.	95,045
6,440	Perrigo Co. PLC	476,174
16,750	Stryker Corp.	2,284,198
3,290	West Pharmaceutical Services, Inc.	302,779

		29,065,630

	Industrials—15.5%
26,875	3M Co.	5,262,931
6,607	A.O. Smith Corp.	355,985
2,496	ABM Industries, Inc.	107,802
2,139	Brady Corp., Class A	83,314
6,362	C.H. Robinson Worldwide, Inc.	462,517
2,901	Carlisle Cos., Inc.	294,132
26,345	Caterpillar, Inc.	2,694,040
4,719	Cintas Corp.	577,936
41,617	CSX Corp.	2,115,808
7,553	Cummins, Inc.	1,140,050
5,931	Donaldson Co., Inc.	274,487
6,985	Dover Corp.	550,977
28,976	Emerson Electric Co.	1,746,673
8,091	Expeditors International of Washington, Inc.	453,824
12,993	Fastenal Co.	580,527
11,971	FedEx Corp.	2,270,899
2,080	Franklin Electric Co., Inc.	85,488
13,599	General Dynamics Corp.	2,635,350
1,173	Gorman-Rupp Co. (The)	33,571
2,515	Graco, Inc.	271,243
3,272	Healthcare Services Group, Inc.	150,218
15,568	Illinois Tool Works, Inc.	2,149,785
3,971	ITT, Inc.	167,298
5,000	J.B. Hunt Transport Services, Inc.	448,300
3,496	L3 Technologies, Inc.	600,508
2,952	Lincoln Electric Holdings, Inc.	262,817
478	Lindsay Corp.	41,519

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
13,041	Lockheed Martin Corp.	$3,513,898
1,448	Matthews International Corp., Class A	99,260
1,076	McGrath RentCorp	37,456
1,697	MSA Safety, Inc.	132,112
2,014	MSC Industrial Direct Co., Inc., Class A	180,313
2,580	Nordson Corp.	323,016
7,843	Northrop Grumman Corp.	1,929,064
13,157	Raytheon Co.	2,042,098
2,010	Regal Beloit Corp.	158,489
15,234	Republic Services, Inc.	959,590
5,741	Robert Half International, Inc.	264,373
9,795	Rollins, Inc.	380,340
4,577	Roper Technologies, Inc.	1,000,990
2,402	Ryder System, Inc.	163,120
6,855	Stanley Black & Decker, Inc.	933,308
792	Tennant Co.	58,014
4,860	Toro Co. (The)	315,511
36,556	Union Pacific Corp.	4,092,810
36,201	United Technologies Corp.	4,307,557
2,643	W.W. Grainger, Inc.	509,306
19,753	Waste Management, Inc.	1,437,623

		48,656,247

	Information Technology—11.9%
29,608	Accenture PLC, Class A	3,591,451
16,551	Analog Devices, Inc.	1,261,186
20,165	Automatic Data Processing, Inc.	2,107,041
1,308	Badger Meter, Inc.	51,993
502	Cass Information Systems, Inc.	33,368
5,592	Harris Corp.	625,689
42,494	International Business Machines Corp.	6,811,363
3,488	Jack Henry & Associates, Inc.	338,057
12,700	Maxim Integrated Products, Inc.	560,705
9,723	Microchip Technology, Inc.	734,864
196,026	Microsoft Corp.	13,419,940
66,351	QUALCOMM, Inc.	3,565,703
44,906	Texas Instruments, Inc.	3,555,657
11,182	Xilinx, Inc.	705,696

		37,362,713

	Materials—3.2%
9,775	Air Products & Chemicals, Inc.	1,373,387
5,057	Albemarle Corp.	550,758
2,799	AptarGroup, Inc.	224,760
4,153	Bemis Co., Inc.	186,594
1,517	Compass Minerals International, Inc.(b)	100,122
13,104	Ecolab, Inc.	1,691,595
2,261	H.B. Fuller Co.	119,449
477	Hawkins, Inc.	24,375
3,550	International Flavors & Fragrances, Inc.	491,994
533	NewMarket Corp.	250,883
14,322	Nucor Corp.	878,368
11,549	PPG Industries, Inc.	1,268,542
2,935	Royal Gold, Inc.	207,446
6,000	RPM International, Inc.	315,360
1,992	Sensient Technologies Corp.	162,945
4,191	Sherwin-Williams Co. (The)	1,402,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares Dividend AchieversTM Portfolio (PFM) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
2,711	Silgan Holdings, Inc.	$164,341
4,464	Sonoco Products Co.	233,512
1,007	Stepan Co.	85,394
5,792	Westlake Chemical Corp.	360,552

		10,093,021

	Real Estate—1.9%
7,140	Digital Realty Trust, Inc. REIT	819,958
3,897	Equity LifeStyle Properties, Inc. REIT	315,306
2,945	Essex Property Trust, Inc. REIT	719,964
3,240	Federal Realty Investment Trust REIT	424,084
21,032	HCP, Inc. REIT	659,353
1,804	National Health Investors, Inc. REIT	131,999
6,615	National Retail Properties, Inc. REIT	279,285
8,837	OMEGA Healthcare Investors, Inc. REIT	291,621
11,690	Realty Income Corp. REIT	682,112
4,323	Tanger Factory Outlet Centers, Inc. REIT	134,834
612	Universal Health Realty Income Trust REIT	42,687
1,336	Urstadt Biddle Properties, Inc., Class A REIT	26,266
16,287	Welltower, Inc. REIT	1,163,543
4,777	WP Carey, Inc. REIT	299,040

		5,990,052

	Telecommunication Services—6.2%
276,481	AT&T, Inc.	10,956,942
725	ATN International, Inc.	50,163
4,623	Telephone & Data Systems, Inc.	126,948
183,597	Verizon Communications, Inc.	8,428,938

		19,562,991

	Utilities—6.8%
10,228	Alliant Energy Corp.	402,165
1,644	American States Water Co.	73,191
4,176	AmeriGas Partners LP	188,004
7,972	Aqua America, Inc.	263,793
4,725	Atmos Energy Corp.	382,819
2,889	Avista Corp.	116,542
2,398	Black Hills Corp.	163,112
2,155	California Water Service Group	76,933
19,347	CenterPoint Energy, Inc.	551,970
732	Chesapeake Utilities Corp.	53,656
495	Connecticut Water Service, Inc.	26,567
13,704	Consolidated Edison, Inc.	1,086,453
28,215	Dominion Resources, Inc.	2,184,687
31,427	Duke Energy Corp.	2,592,727
14,636	Edison International	1,170,441
14,236	Eversource Energy	845,618
8,774	MDU Resources Group, Inc.	236,021
1,557	MGE Energy, Inc.	100,115
731	Middlesex Water Co.	27,866
3,832	National Fuel Gas Co.	212,216
3,877	New Jersey Resources Corp.	156,437
21,005	NextEra Energy, Inc.	2,805,428
1,286	Northwest Natural Gas Co.	76,646
2,173	NorthWestern Corp.	129,902
8,971	OGE Energy Corp.	312,011

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
3,996	Portland General Electric Co.	$181,179
30,573	PPL Corp.	1,165,137
6,419	SCANA Corp.	425,644
919	SJW Corp.	44,884
3,571	South Jersey Industries, Inc.	133,984
44,519	Southern Co. (The)	2,217,046
2,133	Southwest Gas Holdings, Inc.	178,660
2,054	Spire, Inc.	140,802
7,768	UGI Corp.	389,643
3,725	Vectren Corp.	221,339
14,177	WEC Energy Group, Inc.	857,992
22,785	Xcel Energy, Inc.	1,026,464
577	York Water Co. (The)	21,638

		21,239,732

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $241,169,429)—100.0%	313,830,335

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.1%
457,845	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $457,845)	457,845

	Total Investments (Cost $241,627,274)—100.1%	314,288,180
	Other assets less liabilities—(0.1)%	(393,095)

	Net Assets—100.0%	$313,895,085

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.8%
	Banks—69.2%
648,879	Bank of America Corp., 6.00%, Series EE	$16,786,500
1,033,073	Bank of America Corp., 6.20%, Series CC	26,859,898
560,928	Bank of America Corp., 6.20%, Series D	14,410,240
75,639	Bank of America Corp., 6.38%, Series 3	1,955,268
1,058,980	Bank of America Corp., 6.50%, Series Y(b)	28,486,562
1,161,679	Bank of America Corp., 6.63%, Series W(b)	31,342,099
2,038,606	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	53,268,775
61,882	BB&T Corp., 5.20%, Series G	1,552,000
368,223	BB&T Corp., 5.63%	9,507,518
1,849,463	BB&T Corp., 5.63%, Series E(b)	47,346,253
448,006	BB&T Corp., 5.85%(b)	11,451,033
335,449	Citigroup, Inc., 5.80%, Series C	8,624,394
808,972	Citigroup, Inc., 6.30%, Series S(b)	21,631,911
1,187,898	Citigroup, Inc., 6.88%, Series K	34,983,596
925,610	Citigroup, Inc., 7.13%, Series J	27,129,629
411,415	Fifth Third Bancorp, 6.63%, Series I	11,758,241
4,409,601	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)(b)	118,485,979
1,394,724	HSBC Holdings PLC, 8.13% (United Kingdom)(b)	37,894,651
416,272	Huntington Bancshares, Inc., 6.25%, Series D	11,280,971
808,082	ING Groep NV, 6.13% (Netherlands)	20,775,788
175,658	ING Groep NV, 6.20% (Netherlands)	4,498,601
1,438,183	ING Groep NV, 6.38% (Netherlands)	37,320,849
761,237	JPMorgan Chase & Co., 5.45%, Series P(b)	19,289,746
1,080,532	JPMorgan Chase & Co., 5.50%, Series O	27,423,902
1,177,012	JPMorgan Chase & Co., 6.10%, Series AA(b)	31,602,772
1,268,880	JPMorgan Chase & Co., 6.13%, Series Y(b)	34,031,362
1,279,911	JPMorgan Chase & Co., 6.15%, Series BB(b)	34,429,606
125,837	JPMorgan Chase & Co., 6.30%, Series W	3,411,441
620,709	JPMorgan Chase & Co., 6.70%, Series T	16,926,734
405,534	KeyCorp, 6.13%, Series E	11,403,616
315,302	KKR Financial Holdings LLC, 7.38%, Series A	8,150,557
207,075	People’s United Financial, Inc., 5.63%, Series A	5,706,987
1,619,306	PNC Financial Services Group, Inc. (The), 6.13%, Series P(b)	47,397,087
417,040	Regions Financial Corp., 6.38%, Series A	10,813,847
464,960	Regions Financial Corp., 6.38%, Series B(b)	13,088,624

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
513,830	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	$12,907,410
467,808	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	11,905,714
415,784	SunTrust Banks, Inc., 5.88%, Series E	10,731,385
735,567	U.S. Bancorp, 5.15%, Series H(b)	19,176,232
1,040,861	U.S. Bancorp, 6.50%, Series F	30,538,862
943,398	Wells Fargo & Co., 5.20%	23,358,534
447,999	Wells Fargo & Co., 5.25%, Series P(b)	11,253,735
1,123,806	Wells Fargo & Co., 5.50%, Series X	28,038,960
532,500	Wells Fargo & Co., 5.63%, Series Y	13,307,175
921,671	Wells Fargo & Co., 5.70%, Series W	23,447,310
1,483,110	Wells Fargo & Co., 5.85%	40,192,281
534,082	Wells Fargo & Co., 6.00%, Series T	14,153,173
699,755	Wells Fargo & Co., 6.00%, Series V	18,501,522
274,311	Wells Fargo & Co., 6.63%(b)	8,199,156
1,919,928	Wells Fargo & Co., 8.00%, Series J	50,417,309

		1,157,155,795

	Capital Markets—16.5%
536,109	Bank of New York Mellon Corp. (The), 5.20%	13,515,308
548,809	Charles Schwab Corp. (The), 5.95%, Series D(b)	14,795,891
439,565	Charles Schwab Corp. (The), 6.00%, Series B	11,353,964
543,390	Charles Schwab Corp. (The), 6.00%, Series C(b)	14,888,886
918,026	Goldman Sachs Group, Inc. (The), 5.50%, Series J(b)	24,749,981
860,997	Goldman Sachs Group, Inc. (The), 5.95%(b)	22,136,233
355,846	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	9,529,556
266,219	Goldman Sachs Group, Inc. (The), 6.30%, Series N	7,179,926
404,243	Goldman Sachs Group, Inc. (The), 6.38%, Series K(b)	11,553,265
634,456	Morgan Stanley, 5.85%, Series K	16,736,949
542,570	Morgan Stanley, 6.38%, Series I	15,067,169
327,489	Morgan Stanley, 6.63%, Series G	8,812,729
669,219	Morgan Stanley, 6.88%, Series F	19,407,351
651,683	Morgan Stanley, 7.13%, Series E	19,126,896
340,344	Northern Trust Corp., 5.85%, Series C(b)	9,165,464
593,080	State Street Corp., 5.25%, Series C	14,886,308
314,638	State Street Corp., 5.35%, Series G	8,407,127
768,433	State Street Corp., 5.90%, Series D(b)	21,623,704
519,856	State Street Corp., 6.00%, Series E	13,932,141

		276,868,848

	Consumer Finance—5.2%
456,397	Capital One Financial Corp., 5.20%, Series G	10,720,765
863,419	Capital One Financial Corp., 6.00%, Series B	22,068,990
434,247	Capital One Financial Corp., 6.00%, Series H	11,203,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Financial Preferred Portfolio (PGF) (continued)

April 30, 2017

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Consumer Finance (continued)
478,533	Capital One Financial Corp., 6.20%, Series F(b)	$12,805,543
397,377	Capital One Financial Corp., 6.25%, Series C	10,514,595
281,958	Capital One Financial Corp., 6.70%, Series D	7,753,845
488,449	Discover Financial Services, 6.50%, Series B	12,636,176

		87,703,487

	Insurance—8.2%
794,832	Aegon NV, 6.38% (Netherlands)	20,490,769
274,114	Aegon NV, 6.50% (Netherlands)	7,135,187
323,034	Allstate Corp. (The), 5.63%(b)	8,389,193
129,975	Allstate Corp. (The), 6.25%, Series F(b)	3,569,114
708,976	Allstate Corp. (The), 6.63%, Series E	19,525,199
315,330	Allstate Corp. (The), 6.75%, Series C	8,608,509
372,367	Arch Capital Group Ltd., 5.25%, Series E	8,601,678
301,396	Arch Capital Group Ltd., 6.75%, Series C	7,634,361
227,920	Aspen Insurance Holdings Ltd., 5.63% (Bermuda)	5,561,248
241,850	Aspen Insurance Holdings Ltd., 5.95% (Bermuda)	6,675,060
444,119	Axis Capital Holdings Ltd., 5.50%, Series E(b)	10,756,562
293,548	PartnerRe Ltd., 7.25%, Series H (Bermuda)	8,492,344
339,733	Prudential PLC, 6.50% (United Kingdom)	8,948,567
205,609	Prudential PLC, 6.75% (United Kingdom)(b)	5,417,797
277,637	RenaissanceRe Holdings Ltd., 5.38%, Series E (Bermuda)(b)	7,063,085

		136,868,673

	Thrifts & Mortgage Finance—0.7%
414,327	New York Community Bancorp, Inc., 6.38%, Series A.(b)	11,352,560

	Total Preferred Stocks and Other Equity Interests (Cost $1,601,242,026)	1,669,949,363

	Money Market Fund—0.4%
6,798,245	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $6,798,245)	6,798,245

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,608,040,271)—100.2%	1,676,747,608

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.6%
26,528,490	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(c)(d) (Cost $26,528,490)	$26,528,490

	Total Investments (Cost $1,634,568,761)—101.8%	1,703,276,098
	Other assets less liabilities—(1.8)%	(30,364,707)

	Net Assets—100.0%	$1,672,911,391

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	14.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

April 30, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Banks—3.4%
1,051,891	People’s United Financial, Inc.	$18,376,536
375,850	United Bankshares, Inc.(b)	14,996,415

		33,372,951

	Beverages—2.0%
453,403	Coca-Cola Co. (The)	19,564,340

	Capital Markets—3.8%
616,371	Invesco Ltd.(c)	20,303,261
242,886	T. Rowe Price Group, Inc.	17,218,188

		37,521,449

	Diversified Telecommunication Services—5.0%
630,196	AT&T, Inc.	24,974,668
528,985	Verizon Communications, Inc.	24,285,701

		49,260,369

	Electric Utilities—8.9%
278,128	Duke Energy Corp.	22,945,560
485,571	OGE Energy Corp.	16,888,159
624,746	PPL Corp.	23,809,070
484,870	Southern Co. (The)	24,146,526

		87,789,315

	Electrical Equipment—1.8%
301,562	Emerson Electric Co.	18,178,157

	Energy Equipment & Services—2.1%
340,026	Helmerich & Payne, Inc.	20,619,177

	Food & Staples Retailing—1.7%
226,672	Wal-Mart Stores, Inc.	17,041,201

	Food Products—3.6%
960,757	Flowers Foods, Inc.	18,840,445
297,264	General Mills, Inc.	17,095,652

		35,936,097

	Gas Utilities—1.8%
290,188	Northwest Natural Gas Co.	17,295,205

	Health Care Providers & Services—1.6%
446,799	Owens & Minor, Inc.	15,481,585

	Hotels, Restaurants & Leisure—3.4%
100,135	Cracker Barrel Old Country Store, Inc.(b)	16,040,626
128,058	McDonald’s Corp.	17,919,156

		33,959,782

	Household Products—1.6%
184,128	Procter & Gamble Co. (The)	16,079,898

	Insurance—5.8%
689,876	AmTrust Financial Services, Inc.(b)	11,072,510
411,792	Mercury General Corp.	25,321,090
997,148	Old Republic International Corp.	20,621,021

		57,014,621

	IT Services—1.6%
98,773	International Business Machines Corp.	15,832,324

Number of Shares		Value
	Common Stocks (continued)
	Machinery—2.0%
188,001	Caterpillar, Inc.	$19,224,982

	Media—1.7%
290,836	Meredith Corp.	17,028,448

	Metals & Mining—1.9%
278,414	Compass Minerals International, Inc.(b)	18,375,324

	Multi-line Retail—2.2%
389,665	Target Corp.	21,762,790

	Multi-Utilities—15.6%
487,078	Avista Corp.	19,648,726
778,978	CenterPoint Energy, Inc.	22,224,242
254,305	Consolidated Edison, Inc.	20,161,300
259,702	Dominion Resources, Inc.	20,108,726
585,784	MDU Resources Group, Inc.	15,757,590
326,733	NorthWestern Corp.	19,532,099
267,355	SCANA Corp.	17,728,310
308,607	WEC Energy Group, Inc.	18,676,896

		153,837,889

	Oil, Gas & Consumable Fuels—9.3%
193,758	Chevron Corp.	20,673,979
258,717	Exxon Mobil Corp.	21,124,243
400,797	Occidental Petroleum Corp.	24,665,047
470,736	ONEOK, Inc.(b)	24,765,421

		91,228,690

	Personal Products—1.9%
331,093	Nu Skin Enterprises, Inc., Class A	18,286,266

	Semiconductors & Semiconductor Equipment—3.7%
374,811	Maxim Integrated Products, Inc.	16,547,906
378,985	QUALCOMM, Inc.	20,366,654

		36,914,560

	Specialty Retail—4.2%
851,636	Gap, Inc. (The)	22,312,863
357,438	Williams-Sonoma, Inc.	19,319,524

		41,632,387

	Textiles, Apparel & Luxury Goods—1.8%
317,134	VF Corp.	17,325,030

	Tobacco—7.5%
238,751	Altria Group, Inc.	17,137,547
264,999	Universal Corp.	19,464,177
1,695,409	Vector Group Ltd.(b)	36,824,283

		73,426,007

	Total Common Stocks (Cost $937,432,489)	983,988,844

	Money Market Fund—0.2%
2,391,801	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $2,391,801)	2,391,801

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $939,824,290)—100.1%	986,380,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

April 30, 2017

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.0%
28,944,378	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $28,944,378)	$28,944,378

	Total Investments (Cost $968,768,668)—103.1%	1,015,325,023
	Other assets less liabilities—(3.1)%	(30,599,819)

	Net Assets—100.0%	$984,725,204

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments

PowerShares International Dividend AchieversTM Portfolio (PID)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—2.3%
710,861	Westpac Banking Corp. ADR(a)	$18,731,187

	Brazil—0.6%
200,238	Ultrapar Participacoes SA ADR(a)	4,441,279

	Canada—30.8%
159,568	Bank of Montreal(a)	11,305,393
226,515	Bank of Nova Scotia (The)(a)	12,601,029
379,644	BCE, Inc.	17,300,377
140,830	Brookfield Asset Management, Inc., Class A	5,203,669
424,937	Brookfield Infrastructure Partners LP(a)	16,729,770
359,532	Cae, Inc.	5,490,054
163,896	Canadian Imperial Bank of Commerce(a)	13,247,714
81,510	Canadian National Railway Co.	5,892,358
299,575	Canadian Natural Resources Ltd.	9,547,455
327,794	Enbridge, Inc.	13,587,061
406,276	Fortis, Inc.	13,212,096
72,129	Franco-Nevada Corp.	4,913,427
167,635	Gildan Activewear, Inc., Class A	4,700,485
157,247	Imperial Oil Ltd.	4,571,170
188,402	Magna International, Inc.	7,869,552
146,367	Methanex Corp.	6,718,245
482,735	Pembina Pipeline Corp.(a)	15,389,592
204,298	Ritchie Bros. Auctioneers, Inc.	6,692,802
164,151	Royal Bank of Canada	11,241,060
722,511	Shaw Communications, Inc., Class B	15,324,458
308,295	Suncor Energy, Inc.	9,668,131
461,893	TELUS Corp.	15,371,799
217,550	Toronto-Dominion Bank (The)	10,244,430
278,747	TransCanada Corp.	12,945,011

		249,767,138

	Chile—1.7%
192,698	Banco de Chile ADR(a)	14,118,982

	Colombia—1.4%
291,797	Bancolombia SA (Preference Shares) ADR	11,523,064

	Denmark—1.9%
391,395	Novo Nordisk A/S, Class B ADR	15,139,159

	France—1.8%
309,456	Sanofi ADR	14,637,269

	Germany—1.1%
90,206	Fresenius Medical Care AG & Co. KGaA ADR(a)	4,008,755
52,024	SAP SE ADR(a)	5,211,764

		9,220,519

	Hong Kong—3.6%
4,122,550	Seaspan Corp.(a)	29,022,752

	India—2.2%
88,845	Axis Bank Ltd. GDR(b)	3,487,166
28,498	HDFC Bank Ltd. ADR	2,268,726
567,061	Infosys Ltd. ADR	8,256,408
79,844	Reliance Industries Ltd. GDR(b)(c)	3,453,253

		17,465,553

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Israel—1.5%
383,794	Teva Pharmaceutical Industries Ltd. ADR	$12,120,214

	Mexico—2.4%
611,267	America Movil SAB de CV, Series L ADR	9,407,399
97,292	Grupo Aeroportuario del Pacifico SAB de CV ADR(a)	10,010,374

		19,417,773

	Netherlands—0.5%
28,247	ASML Holding NV	3,724,367

	Norway—2.0%
983,663	Statoil ASA ADR(a)	16,161,583

	Russia—6.2%
363,109	LUKOIL PJSC ADR	18,033,809
2,638,898	Mobile TeleSystems PJSC ADR	27,233,427
43,814	Novatek PJSC GDR(b)	5,310,257

		50,577,493

	South Korea—0.0%
218	Samsung Electronics Co. Ltd. GDR(b)	213,858

	Sweden—3.0%
3,800,977	Telefonaktiebolaget LM Ericsson, Class B ADR	24,668,341

	Switzerland—3.0%
510,854	ABB Ltd. ADR(a)	12,567,008
155,555	Novartis AG ADR	11,982,402

		24,549,410

	United Kingdom—29.9%
721,925	BP PLC ADR	24,776,466
185,194	British American Tobacco PLC ADR(a)	12,600,600
794,945	BT Group PLC ADR(a)	15,827,355
80,462	Diageo PLC ADR	9,448,652
1,433,929	Golar LNG Partners LP(a)	32,736,599
767,158	HSBC Holdings PLC ADR(a)	31,583,895
136,855	Intercontinental Hotels Group PLC ADR(a)	7,224,575
279,214	National Grid PLC ADR(a)	18,112,612
139,114	Pentair PLC	8,974,244
300,250	Prudential PLC ADR(a)	13,328,097
510,437	Relx NV ADR(a)	9,836,121
438,628	Relx PLC ADR	8,987,488
232,137	Smith & Nephew PLC ADR	7,716,234
218,828	Unilever NV(a)	11,431,575
821,305	Vodafone Group PLC ADR	21,509,978
83,097	WPP PLC ADR(a)	8,899,689

		242,994,180

	United States—4.1%
34,158	Aon PLC	4,093,495
19,602	Broadcom Ltd.	4,328,318
8,519	Shire PLC ADR	1,507,522
76,701	STERIS PLC	5,660,534
264,026	Thomson Reuters Corp.	11,994,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares International Dividend AchieversTM Portfolio (PID) (continued)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
40,284	Willis Towers Watson PLC	$5,342,464

		32,927,034

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $786,147,181)—100.0%	811,421,155

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—14.6%
118,684,850	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $118,684,850)	118,684,850

	Total Investments (Cost $904,832,031)—114.6%	930,106,005
	Other assets less liabilities—(14.6)%	(118,326,025)

	Net Assets—100.0%	$811,779,980

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2017.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2017 was $12,464,534, which represented 1.54% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Statements of Assets and Liabilities

April 30, 2017

	PowerShares BuyBack AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
Assets:
Unaffiliated investments, at value(a)	$1,361,344,385	$313,232,770	$1,669,949,363	$963,685,583	$811,421,155
Affiliated investments, at value	35,798,139	1,055,410	33,326,735	51,639,440	118,684,850

Total investments, at value	1,397,142,524	314,288,180	1,703,276,098	1,015,325,023	930,106,005
Cash segregated as collateral	—	—	—	—	682,907
Receivables:
Investments sold	23,188,952	52,791	—	4,256,494	—
Shares sold	7,876,876	—	—	—	3,017,800
Dividends	337,194	591,532	4,744,810	2,133,915	2,066,939
Securities lending	38,848	329	59,563	25,740	133,332
Foreign tax reclaims	—	—	—	—	1,028,835
Other assets	3,825	1,014	2,929	1,661	1,614

Total Assets	1,428,588,219	314,933,846	1,708,083,400	1,021,742,833	937,037,432

Liabilities:
Due to custodian	1,758	289,776	7,140,833	2,692,670	1,914,128
Payables:
Collateral upon return of securities loaned.	33,704,628	457,845	26,528,490	28,944,378	118,684,850
Shares repurchased	15,675,288	—	—	4,259,982	—
Investments purchased	15,227,407	—	—	—	3,017,913
Collateral upon receipt of securities in-kind	—	—	—	—	682,907
Accrued advisory fees	560,160	103,097	684,467	343,306	263,301
Accrued trustees’ and officer’s fees	64,501	28,096	96,912	32,980	60,824
Accrued expenses	973,823	159,947	721,307	744,313	633,529

Total Liabilities	66,207,565	1,038,761	35,172,009	37,017,629	125,257,452

Net Assets	$1,362,380,654	$313,895,085	$1,672,911,391	$984,725,204	$811,779,980

Net Assets Consist of:
Shares of beneficial interest	$1,506,274,906	$262,378,179	$1,619,932,696	$1,003,463,165	$1,245,412,417
Undistributed net investment income	(60,301)	632,531	(93,986)	(32,008)	3,658,780
Undistributed net realized gain (loss)	(262,400,856)	(21,776,531)	(15,634,656)	(65,262,308)	(462,564,598)
Net unrealized appreciation	118,566,905	72,660,906	68,707,337	46,556,355	25,273,381

Net Assets	$1,362,380,654	$313,895,085	$1,672,911,391	$984,725,204	$811,779,980

Shares outstanding (unlimited amount authorized, $0.01 par value)	26,100,000	13,100,000	88,650,000	57,900,000	53,800,000
Net asset value	$52.20	$23.96	$18.87	$17.01	$15.09

Market price	$52.19	$23.99	$18.87	$17.02	$15.09

Unaffiliated investments, at cost	$1,242,896,882	$240,426,214	$1,601,242,026	$918,336,514	$786,147,181

Affiliated investments, at cost	$35,678,737	$1,201,060	$33,326,735	$50,432,154	$118,684,850

Total investments, at cost	$1,278,575,619	$241,627,274	$1,634,568,761	$968,768,668	$904,832,031

(a) Includes securities on loan with an aggregate value of	$32,368,453	$440,496	$25,868,963	$27,829,795	$115,655,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Statements of Operations

For the year ended April 30, 2017

	PowerShares BuyBack AchieversTM Portfolio (PKW)	PowerShares Dividend AchieversTM Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	PowerShares International Dividend AchieversTM Portfolio (PID)
Investment Income:
Unaffiliated dividend income	$23,663,783	$8,098,547	$104,001,676	$37,040,627	$25,585,226
Affiliated dividend income	32,485	20,680	27,386	674,228	2,149
Securities lending income	228,597	564	811,818	377,726	2,115,917
Foreign withholding tax	—	—	—	—	(2,165,001)

Total Income	23,924,865	8,119,791	104,840,880	38,092,581	25,538,291

Expenses:
Advisory fees	7,115,156	1,191,038	8,580,653	4,043,807	2,861,414
Sub-licensing fees	1,423,033	297,760	1,621,739	1,010,952	715,354
Accounting & administration fees	257,095	55,406	318,476	192,056	130,538
Custodian & transfer agent fees	59,489	20,007	50,177	27,517	151,147
Trustees’ and officer’s fees	31,560	11,546	34,549	20,887	18,463
Other expenses	136,666	68,674	178,913	121,313	140,881

Total Expenses	9,022,999	1,644,431	10,784,507	5,416,532	4,017,797

Less: Waivers	(2,244)	(430)	(10,870)	(1,256)	(1,089)

Net Expenses	9,020,755	1,644,001	10,773,637	5,415,276	4,016,708

Net Investment Income	14,904,110	6,475,790	94,067,243	32,677,305	21,521,583

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(42,037,115)	(338,474)	(2,171,626)	(952,070)	(108,859,704)
In-kind redemptions	178,034,517	9,315,233	32,361,833	143,428,330	19,762,304
Foreign currencies	—	—	—	—	(7,390)

Net realized gain (loss)	135,997,402	8,976,759	30,190,207	142,476,260	(89,104,790)

Change in net unrealized appreciation (depreciation) on:
Investment securities	50,609,710	20,314,745	(28,372,096)	(12,049,124)	117,088,063
Foreign currencies	—	—	—	—	(1,236)

Net change in unrealized appreciation (depreciation)	50,609,710	20,314,745	(28,372,096)	(12,049,124)	117,086,827

Net realized and unrealized gain	186,607,112	29,291,504	1,818,111	130,427,136	27,982,037

Net increase in net assets resulting from operations	$201,511,222	$35,767,294	$95,885,354	$163,104,441	$49,503,620

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares BuyBack AchieversTM Portfolio (PKW)		PowerShares Dividend AchieversTM Portfolio (PFM)
	2017	2016	2017	2016
Operations:
Net investment income	$14,904,110	$28,501,250	$6,475,790	$7,046,193
Net realized gain (loss)	135,997,402	(5,228,193)	8,976,759	14,356,466
Net change in unrealized appreciation (depreciation)	50,609,710	(194,908,268)	20,314,745	(13,429,976)

Net increase (decrease) in net assets resulting from operations	201,511,222	(171,635,211)	35,767,294	7,972,683

Distributions to Shareholders from:
Net investment income	(20,170,488)	(29,971,633)	(6,990,329)	(7,191,272)

Shareholder Transactions:
Proceeds from shares sold	688,393,424	552,688,479	29,541,769	13,765,872
Value of shares repurchased	(1,146,787,729)	(1,682,571,530)	(31,476,117)	(71,313,646)

Net increase (decrease) in net assets resulting from shares transactions	(458,394,305)	(1,129,883,051)	(1,934,348)	(57,547,774)

Increase (Decrease) in Net Assets	(277,053,571)	(1,331,489,895)	26,842,617	(56,766,363)

Net Assets:
Beginning of year	1,639,434,225	2,970,924,120	287,052,468	343,818,831

End of year	$1,362,380,654	$1,639,434,225	$313,895,085	$287,052,468

Undistributed net investment income at end of year	$(60,301)	$3,331,080	$632,531	$1,149,675

Changes in Shares Outstanding:
Shares sold	13,550,000	12,800,000	1,250,000	650,000
Shares repurchased	(23,350,000)	(37,800,000)	(1,350,000)	(3,500,000)
Shares outstanding, beginning of year	35,900,000	60,900,000	13,200,000	16,050,000

Shares outstanding, end of year	26,100,000	35,900,000	13,100,000	13,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares Financial Preferred Portfolio (PGF)		PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)		PowerShares International Dividend AchieversTM Portfolio (PID)
2017	2016	2017	2016	2017	2016

$94,067,243	$87,221,748	$32,677,305	$20,186,708	$21,521,583	$38,185,806
30,190,207	30,926,030	142,476,260	37,918,749	(89,104,790)	(123,252,756)
(28,372,096)	(9,113,684)	(12,049,124)	25,751,399	117,086,827	(202,703,610)

95,885,354	109,034,094	163,104,441	83,856,856	49,503,620	(287,770,560)

(94,148,860)	(87,907,150)	(32,938,791)	(20,340,136)	(28,035,512)	(39,292,920)

333,269,773	404,047,155	799,352,925	505,920,545	199,878,965	12,037,214
(298,473,329)	(260,512,094)	(682,576,819)	(368,978,245)	(111,250,849)	(555,136,253)

34,796,444	143,535,061	116,776,106	136,942,300	88,628,116	(543,099,039)

36,532,938	164,662,005	246,941,756	200,459,020	110,096,224	(870,162,519)

1,636,378,453	1,471,716,448	737,783,448	537,324,428	701,683,756	1,571,846,275

$1,672,911,391	$1,636,378,453	$984,725,204	$737,783,448	$811,779,980	$701,683,756

$(93,986)	$(88,742)	$(32,008)	$60,731	$3,658,780	$8,062,597

17,650,000	21,700,000	49,500,000	36,700,000	13,650,000	700,000
(16,050,000)	(14,400,000)	(41,100,000)	(27,150,000)	(7,700,000)	(38,200,000)
87,050,000	79,750,000	49,500,000	39,950,000	47,850,000	85,350,000

88,650,000	87,050,000	57,900,000	49,500,000	53,800,000	47,850,000

31

Financial Highlights

PowerShares BuyBack AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2017	2016		2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$45.67	$48.78		$43.42		$34.60		$29.40
Net investment income(a)	0.51	0.56		0.51		0.39		0.37
Net realized and unrealized gain (loss) on investments	6.70	(3.08)		5.38		8.70		5.18
Total from investment operations	7.21	(2.52)		5.89		9.09		5.55
Distributions to shareholders from:
Net investment income	(0.68)	(0.59)		(0.53)		(0.27)		(0.35)
Net asset value at end of year	$52.20	$45.67		$48.78		$43.42		$34.60
Market price at end of year(b)	$52.19	$45.65		$48.77		$43.42		$34.61
Net Asset Value Total Return(c)	15.92%	(5.18)%		13.63%		26.36%		19.08%
Market Price Total Return(c)	15.96%	(5.20)%		13.61%		26.32%		19.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,362,381	$1,639,434		$2,970,924		$2,905,121		$418,621
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%
Expenses, prior to Waivers	0.63%	0.63	%(d)	0.63	%(d)	0.66	%(d)	0.70%
Net investment income, after Waivers	1.05%	1.21%		1.09%		0.95%		1.21%
Portfolio turnover rate(e)	57%	53%		68%		92%		80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$21.75	$21.42	$20.50	$18.33	$15.81
Net investment income(a)	0.50	0.49	0.44	0.39	0.38
Net realized and unrealized gain on investments	2.25	0.33	0.90	2.16	2.52
Total from investment operations	2.75	0.82	1.34	2.55	2.90
Distributions to shareholders from:
Net investment income	(0.54)	(0.49)	(0.42)	(0.38)	(0.38)
Net asset value at end of year	$23.96	$21.75	$21.42	$20.50	$18.33
Market price at end of year(b)	$23.99	$21.75	$21.40	$20.50	$18.32
Net Asset Value Total Return(c)	12.80%	3.98%	6.54%	14.11%	18.67%
Market Price Total Return(c)	12.94%	4.08%	6.44%	14.17%	18.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$313,895	$287,052	$343,819	$351,557	$296,928
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.55%	0.55%	0.55%	0.58%
Expenses, prior to Waivers	0.55%	0.55%	0.55%	0.55%	0.58%
Net investment income, after Waivers	2.17%	2.35%	2.07%	2.05%	2.28%
Portfolio turnover rate(d)	6%	7%	20%	21%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Financial Highlights (continued)

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$18.80	$18.45	$17.99	$18.67	$17.79
Net investment income(a)	1.03	1.06	1.07	1.10	1.18
Net realized and unrealized gain (loss) on investments	0.07	0.36	0.45	(0.68)	0.85
Total from investment operations	1.10	1.42	1.52	0.42	2.03
Distributions to shareholders from:
Net investment income	(1.03)	(1.07)	(1.06)	(1.10)	(1.15)
Net asset value at end of year	$18.87	$18.80	$18.45	$17.99	$18.67
Market price at end of year(b)	$18.87	$18.83	$18.46	$17.98	$18.70
Net Asset Value Total Return(c)	6.06%	8.01%	8.73%	2.63%	11.78%
Market Price Total Return(c)	5.89%	8.12%	8.85%	2.41%	11.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,672,911	$1,636,378	$1,471,716	$1,435,558	$1,891,452
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.64%
Expenses, prior to Waivers	0.63%	0.63%	0.63%	0.63%	0.64%
Net investment income, after Waivers	5.48%	5.76%	5.87%	6.28%	6.47%
Portfolio turnover rate(d)	8%	13%	9%	30%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$14.90	$13.45	$12.32	$10.77	$9.36
Net investment income(a)	0.52	0.48	0.43	0.42	0.42
Net realized and unrealized gain on investments	2.12	1.46	1.13	1.54	1.41
Total from investment operations	2.64	1.94	1.56	1.96	1.83
Distributions to shareholders from:
Net investment income	(0.53)	(0.49)	(0.43)	(0.41)	(0.42)
Net asset value at end of year	$17.01	$14.90	$13.45	$12.32	$10.77
Market price at end of year(b)	$17.02	$14.91	$13.45	$12.32	$10.76
Net Asset Value Total Return(c)	17.95%	14.92%	12.89%	18.61%	20.16%
Market Price Total Return(c)	17.94%	14.99%	12.89%	18.72%	20.05%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$984,725	$737,783	$537,324	$393,103	$322,476
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.54%	0.54%	0.55%	0.57%
Expenses, prior to Waivers	0.54%	0.54%	0.54%	0.55%	0.57%
Net investment income, after Waivers	3.23%	3.62%	3.29%	3.70%	4.31%
Portfolio turnover rate(d)	49%	59%	45%	51%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Financial Highlights (continued)

PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$14.66	$18.42	$18.56	$17.27		$15.35
Net investment income(a)	0.44	0.56	0.51	0.67	(b)	0.40
Net realized and unrealized gain (loss) on investments	0.56	(3.78)	(0.17)	1.26		1.93
Total from investment operations	1.00	(3.22)	0.34	1.93		2.33
Distributions to shareholders from:
Net investment income	(0.57)	(0.54)	(0.48)	(0.64)		(0.41)
Net asset value at end of year	$15.09	$14.66	$18.42	$18.56		$17.27
Market price at end of year(c)	$15.09	$14.65	$18.43	$18.58		$17.31
Net Asset Value Total Return(d)	7.12%	(17.53)%	1.83%	11.50%		15.63%
Market Price Total Return(d)	7.19%	(17.63)%	1.77%	11.35%		15.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$811,780	$701,684	$1,571,846	$1,160,654		$877,341
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.58%	0.55%	0.54%		0.56%
Expenses, prior to Waivers	0.56%	0.58%	0.55%	0.54%		0.56%
Net investment income, after Waivers	3.01%	3.62%	2.77%	3.82	%(b)	2.57%
Portfolio turnover rate(e)	61%	61%	66%	49%		46%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares BuyBack AchieversTM Portfolio (PKW)	“BuyBack AchieversTM Portfolio”
PowerShares Dividend AchieversTM Portfolio (PFM)	“Dividend AchieversTM Portfolio”
PowerShares Financial Preferred Portfolio (PGF)	“Financial Preferred Portfolio”
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	“High Yield Equity Dividend AchieversTM Portfolio”
PowerShares International Dividend AchieversTM Portfolio (PID)	“International Dividend AchieversTM Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC, except for Shares of Financial Preferred Portfolio, which is listed and traded on NYSE Arca, Inc. Prior to December 7, 2016, Shares of BuyBack AchieversTM Portfolio, Dividend AchieversTM Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM Portfolio	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend AchieversTM Index
Financial Preferred Portfolio	Wells Fargo® Hybrid and Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM Portfolio	NASDAQ International Dividend AchieversTM Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

35

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

36

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. BuyBack AchieversTM Portfolio and Financial Preferred Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Financial Preferred Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Dividend AchieversTM Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Consumer Discretionary Sector Risk. At times, BuyBack AchieversTM Portfolio has concentrated its investments in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are affected by fluctuations in supply and demand and changes in consumer preferences. Changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations also may adversely affect these companies.

Financial Sector Risk. For Financial Preferred Portfolio and International Dividend AchieversTM Portfolio, the market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Variable- and Floating-Rate Securities Risk. Financial Preferred Portfolio’s investments in variable- and floating-rate instruments are subject to credit risk and default risk, which could impair their value. Variable- and floating-rate securities also may be subject to liquidity risk, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Securities with floating or variable interest rates may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Due to these securities’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such securities generally will pay lower levels of income in a falling interest rate environment.

Foreign Securities Risk. For Financial Preferred Portfolio and International Dividend AchieversTM Portfolio, investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

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In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

ADR and GDR Risk. International Dividend AchieversTM Portfolio may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

High Yield Securities Risk. For Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

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Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund (except for Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2017, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or

39

interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio, each of which pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for the BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) (the “Expense Cap”), through at least August 31, 2018. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM Portfolio	$2,244
Dividend AchieversTM Portfolio	430
Financial Preferred Portfolio	10,870
High Yield Equity Dividend AchieversTM Portfolio	1,256
International Dividend AchieversTM Portfolio	1,089

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the fiscal year ended April 30, 2017, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack AchieversTM Portfolio	Nasdaq, Inc.
Dividend AchieversTM Portfolio	Nasdaq, Inc.
Financial Preferred Portfolio	Wells Fargo & Company
High Yield Equity Dividend AchieversTM Portfolio	Nasdaq, Inc.
International Dividend AchieversTM Portfolio	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2017.

BuyBack AchieversTM Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2017	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$1,060,094	$(41,099)	$119,402	$2,112	$1,140,509	$28,083

Dividend AchieversTM Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Invesco Ltd.	$558,707	$65,269	$(58,971)	$46,340	$(13,780)	$597,565	$19,853

High Yield Equity Dividend AchieversTM Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2017	Dividend Income
Invesco Ltd.	$14,243,668	$17,106,196	$(12,311,055)	$1,221,583	$42,869	$20,303,261	$671,513

The 1940 Act defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows International Dividend Achievers™ Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2017.

International Dividend AchieversTM Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Teekay Offshore Partners LP*	$47,785,546	$11,240,245	$(52,664,729)	$40,956,179	$(47,317,241)	$—	$417,034

*	At April 30, 2017, this security was no longer held.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical

41

assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017	2016
	Ordinary Income	Ordinary Income
BuyBack AchieversTM Portfolio	$20,170,488	$29,971,633
Dividend AchieversTM Portfolio	6,990,329	7,191,272
Financial Preferred Portfolio	94,148,860	87,907,150
High Yield Equity Dividend AchieversTM Portfolio	32,938,791	20,340,136
International Dividend AchieversTM Portfolio	28,035,512	39,292,920

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Post-October Capital Loss Deferrals*	Shares of Beneficial Interest	Total Net Assets
BuyBack AchieversTM Portfolio	$—	$(60,301)	$108,182,605	$—	$(221,349,322)	$(30,667,234)	$1,506,274,906	$1,362,380,654
Dividend AchieversTM Portfolio	659,615	(27,084)	69,355,047	—	(18,406,925)	(63,747)	262,378,179	313,895,085
Financial Preferred Portfolio	—	(93,986)	65,560,675	—	(11,280,982)	(1,207,012)	1,619,932,696	1,672,911,391
High Yield Equity Dividend AchieversTM Portfolio	—	(32,008)	37,339,844	—	(56,045,797)	—	1,003,463,165	984,725,204
International Dividend AchieversTM Portfolio	4,879,705	(58,090)	8,508,476	(593)	(424,511,766)	(22,450,169)	1,245,412,417	811,779,980

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017:

			Post-effective/no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
BuyBack AchieversTM Portfolio	$12,142,749	$2,107,645	$171,205,751	$35,893,177	$221,349,322	$800,254
Dividend AchieversTM Portfolio	14,632,363	2,339,194	59,254	1,376,114	18,406,925	1,008,304
Financial Preferred Portfolio	7,354,935	—	1,178,343	2,747,704	11,280,982	9,034,558
High Yield Equity Dividend AchieversTM Portfolio	44,815,128	2,187,574	334,066	8,709,029	56,045,797	81,487,358
International Dividend AchieversTM Portfolio	145,514,837	11,745,409	148,412,554	118,838,966	424,511,766	59,472,841

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM Portfolio	$815,229,079	$821,890,698
Dividend AchieversTM Portfolio	18,361,972	18,592,660
Financial Preferred Portfolio	160,984,285	137,002,771
High Yield Equity Dividend AchieversTM Portfolio	491,308,827	488,191,427
International Dividend AchieversTM Portfolio	440,251,574	443,581,070

For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM Portfolio	$688,604,297	$1,142,814,683
Dividend AchieversTM Portfolio	29,474,597	31,225,485
Financial Preferred Portfolio	305,770,453	295,328,256
High Yield Equity Dividend AchieversTM Portfolio	794,712,560	681,864,581
International Dividend AchieversTM Portfolio	199,808,377	111,623,323

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
BuyBack AchieversTM Portfolio	$147,783,798	$(39,601,193)	$108,182,605	$1,288,959,919
Dividend AchieversTM Portfolio	74,839,992	(5,484,945)	69,355,047	244,933,133
Financial Preferred Portfolio	72,959,781	(7,399,106)	65,560,675	1,637,715,423
High Yield Equity Dividend AchieversTM Portfolio	55,939,943	(18,600,099)	37,339,844	977,985,179
International Dividend AchieversTM Portfolio	51,764,466	(43,255,990)	8,508,476	921,597,529

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack AchieversTM Portfolio	$1,874,997	$(133,998,971)	$132,123,974
Dividend AchieversTM Portfolio	(2,605)	(7,792,860)	7,795,465
Financial Preferred Portfolio	76,373	(19,907,823)	19,831,450
High Yield Equity Dividend AchieversTM Portfolio	168,747	(50,207,085)	50,038,338
International Dividend AchieversTM Portfolio	2,110,112	41,476,784	(43,586,896)

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Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares BuyBack Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares BuyBack Achievers™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

45

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares BuyBack AchieversTM Portfolio (PKW)
Actual	$1,000.00	$1,121.10	0.63%	$3.31
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dividend AchieversTM Portfolio (PFM)
Actual	1,000.00	1,094.30	0.55	2.86
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
PowerShares Financial Preferred Portfolio (PGF)
Actual	1,000.00	1,030.40	0.63	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)
Actual	1,000.00	1,113.80	0.54	2.83
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71
PowerShares International Dividend AchieversTM Portfolio (PID)
Actual	1,000.00	1,071.00	0.54	2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

46

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares BuyBack AchieversTM Portfolio	100%	100%
PowerShares Dividend AchieversTM Portfolio	100%	100%
PowerShares Financial Preferred Portfolio	100%	76%
PowerShares High Yield Equity Dividend AchieversTM Portfolio	100%	100%
PowerShares International Dividend AchieversTM Portfolio	82%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
PowerShares International Dividend AchieversTM Portfolio	$21,364,957	$1,712,193

47

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

48

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

49

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

51

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

53

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable

54

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

55

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X

56

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X

57

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

58

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

59

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-1
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

April 30, 2017

2017 Annual Report to Shareholders

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

PKB	PowerShares Dynamic Building & Construction Portfolio

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

PBJ	PowerShares Dynamic Food & Beverage Portfolio

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

PBS	PowerShares Dynamic Media Portfolio

PXQ	PowerShares Dynamic Networking Portfolio

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

PJP	PowerShares Dynamic Pharmaceuticals Portfolio

PMR	PowerShares Dynamic Retail Portfolio

PSI	PowerShares Dynamic Semiconductors Portfolio

PSJ	PowerShares Dynamic Software Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

3

PBE	Manager’s Analysis
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

As an index fund, the PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs.

Strictly in accordance with its existing guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of biotechnology and genome companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 10.15%. On a net asset value (“NAV”) basis, the Fund returned 10.09%. During the same time period, the Index returned 9.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to revenue generated through the Fund’s securities lending program partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Biotech Index (the “Benchmark Index”) returned 4.47%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another biotechnology and genome industry benchmark.

The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 90% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 10% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the pharmaceuticals sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection in the biotechnology sub-industry.

For the fiscal year ended April 30, 2017, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the health care equipment sub-industry. The pharmaceuticals sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Exelixis, Inc., a biotechnology company (portfolio average weight of 3.29%), and Incyte Corp., a biotechnology company (portfolio average weight of 5.33%). Positions that detracted most significantly from the Fund’s return included Acorda Therapeutics, Inc., a biotechnology company (portfolio average weight of 1.83%), and Achillion Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Biotechnology	88.9
Pharmaceuticals	8.2
Health Care Equipment	2.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Vertex Pharmaceuticals, Inc.	6.7
Regeneron Pharmaceuticals, Inc.	5.3
BioMarin Pharmaceutical, Inc.	5.2
Incyte Corp.	5.0
Gilead Sciences, Inc.	4.8
Alexion Pharmaceuticals, Inc.	4.8
Biogen, Inc.	4.6
Amgen, Inc.	4.6
Insmed, Inc.	3.5
Neurocrine Biosciences, Inc.	3.3
Total	47.8

*	Excluding money market fund holdings.

4

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	9.64%	3.27%	10.14%	14.73%	98.82%	9.09%	138.66%	10.08%	212.20%
S&P Composite 1500® Biotech Index	4.47	9.54	31.45	22.33	173.95	14.55	288.87	14.73	409.70
Fund
NAV Return	10.09	3.53	10.96	14.63	97.95	8.66	129.37	9.74	200.94
Market Price Return	10.15	3.57	11.09	14.69	98.48	8.66	129.47	9.74	200.87

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PKB	Manager’s Analysis
PowerShares Dynamic Building & Construction Portfolio (PKB)

As an index fund, the PowerShares Dynamic Building & Construction Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials from home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of building and construction companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 18.41%. On a net asset value (“NAV”) basis, the Fund returned 18.33%. During the same time period, the Index returned 19.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 17.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another building & construction industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the building products and construction materials sub-industries.

For the fiscal year ended April 30, 2017, the building products sub-industry contributed most significantly to the Fund’s return, followed by the construction & engineering and construction materials sub-industries, respectively. The specialty stores sub-industry detracted most significantly from the Fund’s return, followed by the heavy electrical equipment and industrial conglomerates sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included MasTec, Inc., a construction & engineering company (portfolio average weight of 2.89%), and Martin Marietta Materials, Inc., a construction materials company (portfolio average weight of 5.05%). Positions that detracted most significantly from the Fund’s return included Fortune Brands Home & Security, Inc., a building products company (no longer held at fiscal year-end), and Tractor Supply Co., a specialty stores company (no longer held at fiscal year-end).

6

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Construction Materials	20.9
Building Products	20.7
Homebuilding	18.5
Construction & Engineering	13.4
Forest Products	5.7
Home Improvement Retail	5.1
Home Furnishings	5.0
Construction Machinery & Heavy Trucks	2.8
Distributors	2.7
Multi-Utilities	2.6
Industrial Machinery	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
NVR, Inc.	5.3
Home Depot, Inc. (The)	5.1
A.O. Smith Corp.	5.1
Martin Marietta Materials, Inc.	5.0
PulteGroup, Inc.	5.0
Mohawk Industries, Inc.	5.0
Vulcan Materials Co.	4.9
Lennox International, Inc.	4.8
MasTec, Inc.	3.1
Boise Cascade Co.	2.9
Total	46.2

*	Excluding money market fund holdings.

7

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	19.15%	11.18%	37.44%	16.92%	118.54%	6.24%	83.13%	7.49%	129.82%
S&P Composite 1500® Construction & Engineering Index	17.35	0.81	2.46	6.39	36.33	3.25	37.75	7.00	117.87
Fund
NAV Return	18.33	10.42	34.62	16.01	110.14	5.48	70.43	6.61	109.00
Market Price Return	18.41	10.43	34.66	16.08	110.73	5.48	70.54	6.61	109.00

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

8

PXE	Manager’s Analysis
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

As an index fund, the PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of energy exploration and production companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned (3.96)%. On a net asset value (“NAV”) basis, the Fund returned (3.96)%. During the same time period, the Index returned (3.36)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned (1.60)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another energy exploration & production industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace and because its exposure to the oil & gas exploration & production sub-industry, and its performance comparison is a useful measure for investors as a representation of that sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the oil & gas exploration & production sub-industry, as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, there were no contributing sub-industries. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas refining & marketing and integrated oil & gas sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Marathon Petroleum Corp., an oil & gas refining & marketing company (portfolio average weight of 5.11%), and Delek US Holdings, Inc., an oil & gas refining & marketing company (portfolio average weight of 2.65%). Positions that detracted most significantly from the Fund’s return included CVR Refining LP, an oil & gas refining & marketing company (portfolio average weight of 1.96%), and Tellurian, Inc., an oil & gas refining & marketing company (portfolio average weight of 0.32%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Oil & Gas Exploration & Production	60.3
Oil & Gas Refining & Marketing	37.0
Gas Utilities	2.7
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
ConocoPhillips	5.4
Phillips 66	5.4
Marathon Petroleum Corp.	5.4
Valero Energy Corp.	5.1
EOG Resources, Inc.	5.1
Pioneer Natural Resources Co.	5.0
Continental Resources, Inc.	4.9
Anadarko Petroleum Corp.	4.6
Rice Energy, Inc.	3.2
Cabot Oil & Gas Corp.	3.0
Total	47.1

*	Excluding money market fund holdings.

9

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	(3.36)%	(15.32)%	(39.28)%	(0.24)%	(1.21)%	2.00%	21.88%	4.37%	63.57%
S&P Composite 1500® Oil & Gas Exploration & Production Index	(1.60)	(15.66)	(40.01)	(3.52)	(16.40)	0.54	5.58	2.37	30.90
Fund
NAV Return	(3.96)	(15.66)	(40.01)	(0.80)	(3.95)	1.37	14.62	3.76	52.91
Market Price Return	(3.96)	(15.66)	(40.00)	(0.79)	(3.90)	1.38	14.74	3.75	52.73

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.75%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

10

PBJ	Manager’s Analysis
PowerShares Dynamic Food & Beverage Portfolio (PBJ)

As an index fund, the PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufactures, or pet supplies stores are specifically excluded from this universe.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of food and beverage companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 6.03%. On a net asset value (“NAV”) basis, the Fund returned 6.03%. During the same time period, the Index returned 6.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned 10.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another food & beverage industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the tobacco sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the tobacco sub-industry.

For the fiscal year ended April 30, 2017, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the agricultural products and food distributors sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Fresh Del Monte Produce, Inc., an agricultural products company (portfolio average weight of 2.80%), and Sysco Corp., a food distributors company (portfolio average weight of 5.04%). Positions that detracted most significantly from the Fund’s return included Monster Beverage Corp., a soft drinks company (no longer held at fiscal year-end), and Tyson Foods, Inc., Class A, a packaged foods & meats company (portfolio average weight of 3.51%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Packaged Foods & Meats	46.5
Agricultural Products	13.7
Food Distributors	13.1
Restaurants	8.5
Food Retail	7.1
Distillers & Vintners	5.7
Soft Drinks	5.3
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Constellation Brands, Inc., Class A	5.7
PepsiCo, Inc.	5.3
Archer-Daniels-Midland Co.	5.2
Sysco Corp.	5.1
Hershey Co. (The)	5.1
Kellogg Co.	4.8
General Mills, Inc.	4.8
Kroger Co. (The)	4.6
Pilgrim’s Pride Corp.	3.5
John B. Sanfilippo & Son, Inc.	3.3
Total	47.4

*	Excluding money market fund holdings.

11

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	6.76%	9.98%	33.03%	13.53%	88.61%	9.14%	139.89%	9.44%	191.15%
S&P Composite 1500® Food Beverage & Tobacco Index	10.43	14.08	48.47	14.24	94.54	12.59	227.23	13.06	328.21
Fund
NAV Return	6.03	9.27	30.48	12.78	82.48	8.40	124.10	8.71	169.02
Market Price Return	6.03	9.25	30.39	12.78	82.43	8.39	123.91	8.71	168.93

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

12

PEJ	Manager’s Analysis
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

As an index fund, the PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include, hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses; as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of leisure companies and entertainment companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 18.55%. On a net asset value (“NAV”) basis, the Fund returned 18.52%. During the same time period, the Index returned 19.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Hotels, Restaurants & Leisure Index (the “Benchmark Index”) returned 21.20%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another in the leisure & entertainment industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the restaurants sub-industry, as well as fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, the airlines sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and leisure facilities sub-industries, respectively. The food distributors sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included United Continental Holdings, Inc., an airlines company (portfolio average weight of 5.16%), and American Airlines Group, Inc., an airlines company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Las Vegas Sands Corp., a casinos & gaming company (no longer held at fiscal year-end), and Sonic Corp., a restaurants company (no longer held at fiscal year-end).

13

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Restaurants	20.7
Airlines	20.0
Hotels, Resorts & Cruise Lines	16.8
Movies & Entertainment	12.6
Leisure Facilities	10.6
Broadcasting	7.5
Internet & Direct Marketing Retail	5.7
Casinos & Gaming	3.2
Cable & Satellite	3.0
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Priceline Group, Inc. (The)	5.6
Royal Caribbean Cruises Ltd.	5.6
Time Warner, Inc.	5.1
CBS Corp., Class B	5.0
Southwest Airlines Co.	4.9
Viacom, Inc., Class B	4.9
United Continental Holdings, Inc.	4.7
Delta Air Lines, Inc.	4.5
Bob Evans Farms, Inc.	3.3
Scientific Games Corp., Class A	3.2
Total	46.8

*	Excluding money market fund holdings.

14

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	19.44%	10.56%	35.14%	15.16%	102.54%	10.34%	167.50%	10.82%	237.87%
S&P Composite 1500® Hotels, Restaurants & Leisure Index	21.20	15.08	52.41	13.57	88.91	11.96	209.43	12.32	296.18
Fund
NAV Return	18.52	9.74	32.15	14.29	94.97	9.66	151.45	10.13	213.77
Market Price Return	18.55	9.75	32.19	14.26	94.79	9.66	151.37	10.13	213.86

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PBS	Manager’s Analysis
PowerShares Dynamic Media Portfolio (PBS)

As an index fund, the PowerShares Dynamic Media Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet; as well as direct to home satellite services; traditional cable services; and advertising and related services.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of media companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 11.57%. On a net asset value (“NAV”) basis, the Fund returned 11.49%. During the same time period, the Index returned 12.29%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned 19.93%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a media industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a general representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2017, the cable & satellite sub-industry contributed most significantly to the Fund’s return, followed by the internet software & services and diversified support services sub-industries, respectively. The publishing sub-industry detracted most significantly from the Fund’s return, followed by the advertising and internet & direct marketing retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Time Warner, Inc., a movies and entertainment company (portfolio average weight of 5.07%), and Charter Communications, Inc., Class A, a cable & satellite company (portfolio average weight of 3.46%). Positions that detracted most significantly from the Fund’s return included Gannett Co., Inc., a publishing company (no longer held at fiscal year-end), and Twenty-First Century Fox, Inc., Class A, a movies & entertainment company (no longer held at fiscal year-end).

16

PowerShares Dynamic Media Portfolio (PBS) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Internet Software & Services	21.8
Broadcasting	21.0
Cable & Satellite	18.2
Movies & Entertainment	15.7
Publishing	12.9
Advertising	5.2
IT Consulting & Other Services	2.6
Diversified Support Services	2.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Facebook, Inc., Class A	5.5
Charter Communications, Inc., Class A	5.3
Yahoo!, Inc.	5.2
Walt Disney Co. (The)	5.2
DISH Network Corp., Class A	5.1
Time Warner, Inc.	5.1
CBS Corp., Class B	5.0
Sirius XM Holdings, Inc.	4.8
IAC/InterActiveCorp.	3.0
Match Group, Inc.	3.0
Total	47.2

*	Excluding money market fund holdings.

17

PowerShares Dynamic Media Portfolio (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	12.29%	6.85%	21.99%	15.01%	101.24%	6.79%	92.84%	6.73%	116.49%
S&P Composite 1500® Media Index	19.93	11.76	39.57	19.67	145.45	10.71	176.70	10.73	234.65
Fund
NAV Return	11.49	6.12	19.49	14.18	94.05	6.16	81.82	6.09	101.48
Market Price Return	11.57	6.16	19.64	14.19	94.12	6.17	81.98	6.09	101.55

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

18

PXQ	Manager’s Analysis
PowerShares Dynamic Networking Portfolio (PXQ)

As an index fund, the PowerShares Dynamic Networking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of networking companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 30.22%. On a net asset value (“NAV”) basis, the Fund returned 30.19%. During the same time period, the Index returned 30.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 28.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another networking industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace and because its exposure to the communications equipment industry, and its performance comparison is a useful measure for investors as a representation of that industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the systems software and internet software & services sub-industries.

For the fiscal year ended April 30, 2017, the communications equipment sub-industry contributed most significantly to the Fund’s return, followed by the systems software and technology hardware, storage & peripherals sub-industries, respectively. The electronic equipment & instruments sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included VMware, Inc., Class A, a systems software company (portfolio average weight of 4.66%), and Arista Networks, Inc., a communications equipment company (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return included Acacia Communications, Inc., a communications equipment company (portfolio average weight of 1.54%), and Fitbit, Inc., Class A, an electronic equipment & instruments company (no longer held at fiscal year-end).

19

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Communications Equipment	54.4
Systems Software	21.0
Internet Software & Services	6.6
Technology Hardware, Storage & Peripherals	5.2
Electronic Components	5.1
Application Software	5.0
Consumer Electronics	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Symantec Corp.	5.5
Motorola Solutions, Inc.	5.4
Apple, Inc.	5.2
Check Point Software Technologies Ltd.	5.1
VMware, Inc., Class A	5.1
Amphenol Corp., Class A	5.1
Citrix Systems, Inc.	5.0
Cisco Systems, Inc.	4.9
Extreme Networks, Inc.	3.4
LogMeIn, Inc.	3.3
Total	48.0

*	Excluding money market fund holdings.

20

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	30.76%	12.53%	42.48%	10.45%	64.39%	9.77%	153.90%	10.29%	219.31%
S&P Composite 1500® Communications Equipment Index	28.40	8.13	26.42	9.23	55.46	4.13	49.90	5.49	88.33
Fund
NAV Return	30.19	11.98	40.41	9.80	59.59	9.04	137.71	9.61	196.82
Market Price Return	30.22	12.00	40.49	9.83	59.81	9.05	137.77	9.62	196.89

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.88% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

21

PXJ	Manager’s Analysis
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

As an index fund, the PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned (17.92)%. On a net asset value (“NAV”) basis, the Fund returned (17.99)%. During the same time period, the Index returned (17.42)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned (2.20)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another oil & gas services industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the oil & gas drilling sub-industry, as well as stock selection in the oil & gas storage transportation sub-industry.

For the fiscal year ended April 30, 2017, there were no contributing sub-industries. The oil & gas drilling sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas storage & transportation and oil & gas equipment & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Exterran Corp., an oil & gas equipment & services company (portfolio average weight of 1.37%), and McDermott International, Inc., an oil & gas equipment & services company (portfolio average weight of 2.85%). Positions that detracted most significantly from the Fund’s return included Seadrill Ltd., an oil & gas drilling company (portfolio average weight of 2.56%), and Diamond Offshore Drilling, Inc., an oil & gas drilling company (portfolio average weight of 3.09%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Oil & Gas Equipment & Services	65.3
Oil & Gas Drilling	25.6
Oil & Gas Storage & Transportation	9.1
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Baker Hughes, Inc.	5.8
Core Laboratories NV	5.8
Schlumberger Ltd.	5.4
Helmerich & Payne, Inc.	5.3
National Oilwell Varco, Inc.	5.2
Halliburton Co.	5.1
Transocean Ltd.	4.6
Key Energy Services, Inc.	4.4
Scorpio Tankers, Inc.	3.3
USA Compression Partners LP	3.1
Total	48.0

*	Excluding money market fund holdings.

22

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(17.42)%	(25.97)%	(59.43)%	(10.79)%	(43.50)%	(6.09)%	(46.65)%	(2.58)%	(25.99)%
S&P Composite 1500® Energy Equipment & Services Index	(2.20)	(13.51)	(35.31)	(2.38)	(11.37)	(0.55)	(5.40)	2.57	34.00
Fund
NAV Return	(17.99)	(26.47)	(60.25)	(11.39)	(45.37)	(6.71)	(50.09)	(3.18)	(31.04)
Market Price Return	(17.92)	(26.46)	(60.24)	(11.39)	(45.37)	(6.71)	(50.09)	(3.18)	(31.04)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PJP	Manager’s Analysis
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

As an index fund, the PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of pharmaceutical companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned (1.44)%. On a net asset value (“NAV”) basis, the Fund returned (1.47)%. During the same time period, the Index returned (1.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 6.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another pharmaceuticals industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad-based representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended

April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the biotechnology sub-industry.

For the fiscal year ended April 30, 2017, the health care equipment sub-industry was the only contributing sub-industry. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals sub-industry.

Positions that contributed most significantly to the Fund’s return included Medicines Co. (The), a pharmaceuticals company (portfolio average weight of 4.20%), and Akorn, Inc., a pharmaceuticals company (portfolio average weight of 4.24%). Positions that detracted most significantly from the Fund’s return included Impax Laboratories, Inc., a pharmaceuticals company (portfolio average weight of 3.72%), and Novavax, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Pharmaceuticals	63.9
Biotechnology	27.7
Health Care Equipment	8.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Akorn, Inc.	6.3
Celgene Corp.	5.3
Johnson & Johnson	5.1
Bristol-Myers Squibb Co.	5.1
Pfizer, Inc.	5.0
Gilead Sciences, Inc.	5.0
Allergan PLC	5.0
Merck & Co., Inc.	4.8
Amgen, Inc.	4.7
Heron Therapeutics, Inc.	4.5
Total	50.8

*	Excluding money market fund holdings.

24

PowerShares Dynamic Pharmaceuticals Portfolio (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	(1.04)%	5.45%	17.27%	16.91%	118.44%	14.41%	284.27%	14.84%	415.40%
S&P Composite 1500® Pharmaceuticals Index	6.98	7.26	23.39	15.06	101.70	9.11	139.18	9.06	179.61
Fund
NAV Return	(1.47)	4.91	15.48	16.26	112.36	13.68	260.48	14.15	380.15
Market Price Return	(1.44)	4.94	15.57	16.26	112.41	13.69	260.63	14.16	380.42

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PMR	Manager’s Analysis
PowerShares Dynamic Retail Portfolio (PMR)

As an index fund, the PowerShares Dynamic Retail Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies also may be included.

Strictly in accordance with its guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of retail companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 1.92%. On a net asset value (“NAV”) basis, the Fund returned 1.98%. During the same time period, the Index returned 2.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Retailing Index (the “Benchmark Index”) returned 16.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 95 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another retail industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the retail industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the apparel retail sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2017, the computer & electronics retail sub-industry contributed most significantly to the Fund’s return, followed by the homefurnishing retail and trucking sub-industries, respectively. The specialty stores sub-industry detracted most significantly from the Fund’s return, followed by the automotive retail and drug retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Best Buy Co., Inc., a computer & electronics retail company (portfolio average weight of 3.48%), and Burlington Stores, Inc., an apparel retail company (portfolio average weight of 2.63%). Positions that detracted most significantly from the Fund’s return included Target Corp., a general merchandise stores company (no longer held at fiscal year-end), and Francesca’s Holdings Corp., an apparel retail company (portfolio average weight of 1.34%).

26

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Apparel Retail	16.0
Food Retail	14.7
Hypermarkets & Super Centers	12.7
Automotive Retail	12.0
Specialty Stores	7.7
General Merchandise Stores	5.9
Computer & Electronics Retail	5.7
Home Improvement Retail	5.3
Drug Retail	4.9
Homefurnishing Retail	3.6
Forest Products	3.0
Trading Companies & Distributors	2.9
Distributors	2.8
Diversified Support Services	2.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Best Buy Co., Inc.	5.7
Home Depot, Inc. (The)	5.3
Wal-Mart Stores, Inc.	5.2
Ulta Beauty, Inc.	5.0
Costco Wholesale Corp.	4.9
Walgreens Boots Alliance, Inc.	4.9
Ross Stores, Inc.	4.7
Kroger Co. (The)	4.4
Aaron’s, Inc.	3.6
Ollie’s Bargain Outlet Holdings, Inc.	3.3
Total	47.0

*	Excluding money market fund holdings.

27

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Retail IntellidexSM Index	2.66%	4.42%	13.86%	8.85%	52.81%	7.86%	113.11%	9.52%	185.05%
S&P Composite 1500® Retailing Index	16.71	19.47	70.53	18.22	130.95	12.36	220.65	12.61	292.41
Fund
NAV Return	1.98	3.74	11.64	8.04	47.23	7.13	99.04	8.81	164.22
Market Price Return	1.92	3.73	11.61	8.03	47.16	7.11	98.83	8.80	163.90

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.88% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

PSI	Manager’s Analysis
PowerShares Dynamic Semiconductors Portfolio (PSI)

As an index fund, the PowerShares Dynamic Semiconductors Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads.

Strictly in accordance with its guidelines and mandated procedures, NSYE Group, Inc. (the “Index Provider”) includes common stocks of semiconductor companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 74.96%. On a net asset value (“NAV”) basis, the Fund returned 74.65%. During the same time period, the Index returned 75.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 42.80%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another semiconductors industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad-based representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.
Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocations to the semiconductors and semiconductor equipment sub-industries.

For the fiscal year ended April 30, 2017, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and electronic components sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., a semiconductors company (portfolio average weight of 5.39%), and Applied Materials, Inc., a semiconductor equipment company (portfolio average weight of 5.00%). Positions that detracted most significantly from the Fund’s return included Photronics, Inc., a semiconductor equipment company (no longer held at fiscal year-end), and M/A.Com Technology Solutions Holdings, Inc., a semiconductors company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Semiconductors	57.2
Semiconductor Equipment	40.4
Electronic Components	2.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Lam Research Corp.	5.8
Micron Technology, Inc.	5.5
Applied Materials, Inc.	5.2
Broadcom Ltd.	4.9
NVIDIA Corp.	4.9
Texas Instruments, Inc.	4.8
Intel Corp.	4.7
Analog Devices, Inc.	4.4
Teradyne, Inc.	3.1
Advanced Energy Industries, Inc.	3.0
Total	46.3

*	Excluding money market fund holdings.

29

PowerShares Dynamic Semiconductors Portfolio (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	75.86%	29.41%	116.70%	23.96%	192.64%	9.80%	154.66%	10.55%	228.36%
S&P Composite 1500® Semiconductor Index	42.80	20.87	76.61	16.59	115.41	9.63	150.73	8.13	152.42
Fund
NAV Return	74.65	28.40	111.70	22.98	181.35	8.96	135.95	9.74	201.04
Market Price Return	74.96	28.44	111.90	23.07	182.33	8.97	136.04	9.75	201.14

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

30

PSJ	Manager’s Analysis
PowerShares Dynamic Software Portfolio (PSJ)

As an index fund, the PowerShares Dynamic Software Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-part software applications, primarily to resellers, retailers, and corporations.

Strictly in accordance with its existing guidelines and mandated procedures, NYSE Group, Inc. (the “Index Provider”) includes common stocks of software companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 26.52%. On a net asset value (“NAV”) basis, the Fund returned 26.67%. During the same time period, the Index returned 27.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 27.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another software industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the internet software & services sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2017, the application software sub-industry contributed most significantly to the Fund’s return, followed by the home entertainment software and systems software sub-industries, respectively. The semiconductor equipment sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Activision Blizzard, Inc., a home entertainment software company (no longer held at fiscal year-end), and Electronic Arts, Inc., a home entertainment software company (portfolio average weight of 2.54%). Positions that detracted most significantly from the Fund’s return included Inovalon Holdings, Inc., Class A, a health care technology company (portfolio average weight of 0.96%), and Allscripts Healthcare Solutions, Inc., a health care technology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Application Software	38.2
Health Care Technology	19.8
Systems Software	14.7
Home Entertainment Software	8.0
Internet Software & Services	6.0
Data Processing & Outsourced Services	5.5
Communications Equipment	5.2
Education Services	2.7
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Cerner Corp.	5.5
Adobe Systems, Inc.	5.3
Electronic Arts, Inc.	5.2
Intuit, Inc.	4.9
VMware, Inc., Class A	4.9
Synopsys, Inc.	4.9
Autodesk, Inc.	4.9
CDK Global, Inc.	4.6
Veeva Systems, Inc., Class A	3.2
LogMeIn, Inc.	3.2
Total	46.6

*	Excluding money market fund holdings.

31

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	27.61%	17.25%	61.21%	15.61%	106.51%	10.88%	180.97%	12.06%	285.73%
S&P Composite 1500® Software & Services Index	27.25	18.16	64.98	17.54	124.30	11.40	194.34	11.36	257.90
Fund
NAV Return	26.67	16.42	57.78	14.80	99.42	10.14	162.80	11.35	257.71
Market Price Return	26.52	16.42	57.77	14.78	99.24	10.13	162.42	11.34	257.13

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.66% and the net annual operating expense ratio was 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and

Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

32

Schedule of Investments(a)

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—88.9%
245,132	Acorda Therapeutics, Inc.(b)	$3,958,882
86,133	Alexion Pharmaceuticals, Inc.(b)	11,006,075
132,504	Alnylam Pharmaceuticals, Inc.(b)	7,102,214
64,566	Amgen, Inc.	10,544,919
591,536	Array BioPharma, Inc.(b)(c)	5,128,617
39,456	Biogen, Inc.(b)	10,700,862
125,829	BioMarin Pharmaceutical, Inc.(b)	12,059,451
205,786	Emergent Biosolutions, Inc.(b)	6,155,059
281,891	Exelixis, Inc.(b)	6,314,358
161,961	Gilead Sciences, Inc.	11,102,427
92,130	Incyte Corp.(b)	11,449,916
442,158	Insmed, Inc.(b)	8,157,815
478,774	Insys Therapeutics, Inc.(b)(c)	5,386,207
138,181	Ionis Pharmaceuticals, Inc.(b)	6,658,942
398,719	Lexicon Pharmaceuticals, Inc.(b)(c)	6,224,004
405,848	Momenta Pharmaceuticals, Inc.(b)	5,823,919
321,696	Myriad Genetics, Inc.(b)(c)	5,915,989
142,254	Neurocrine Biosciences, Inc.(b)	7,596,364
719,285	OPKO Health, Inc.(b)(c)	5,588,844
598,468	Progenics Pharmaceuticals, Inc.(b)	4,739,867
31,126	Regeneron Pharmaceuticals, Inc.(b)	12,092,140
189,145	Repligen Corp.(b)	6,958,645
97,167	Seattle Genetics, Inc.(b)	6,636,506
41,565	United Therapeutics Corp.(b)	5,224,721
131,054	Vertex Pharmaceuticals, Inc.(b)	15,503,688
986,845	ZIOPHARM Oncology, Inc.(b)(c)	6,947,389

		204,977,820

	Health Care Equipment—2.9%
221,719	Cardiovascular Systems, Inc.(b)	6,622,746

	Pharmaceuticals—8.2%
102,945	ANI Pharmaceuticals, Inc.(b)	5,571,383
708,475	Corcept Therapeutics, Inc.(b)	6,758,852
304,514	Dyax Corp.(b)	338,011
531,971	Innoviva, Inc.(b)	6,269,278

		18,937,524

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $219,566,083)—100.0%	230,538,090

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—13.5%
31,201,422	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $31,201,422)	31,201,422

	Total Investments (Cost $250,767,505)—113.5%	261,739,512
	Other assets less liabilities—(13.5)%	(31,108,684)

	Net Assets—100.0%	$230,630,828

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

PowerShares Dynamic Building & Construction Portfolio (PKB)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Building Products—20.7%
299,805	A.O. Smith Corp.	$16,153,493
202,741	Gibraltar Industries, Inc.(b)	7,957,584
268,323	Jeld-Wen Holding, Inc.(b)	8,862,709
92,057	Lennox International, Inc.	15,225,307
142,414	Owens Corning	8,665,892
124,220	Trex Co., Inc.(b)	9,091,662

		65,956,647

	Construction & Engineering—13.4%
120,525	Argan, Inc.	8,057,096
134,058	EMCOR Group, Inc.	8,812,973
147,267	Jacobs Engineering Group, Inc.	8,087,904
222,985	MasTec, Inc.(b)	9,844,788
222,451	Quanta Services, Inc.(b)	7,883,663

		42,686,424

	Construction Machinery & Heavy Trucks—2.8%
126,349	Oshkosh Corp.	8,767,357

	Construction Materials—20.9%
440,618	Forterra, Inc.(b)	8,477,490
357,496	Headwaters, Inc.(b)	8,494,105
72,587	Martin Marietta Materials, Inc.	15,982,932
354,735	Summit Materials, Inc., Class A(b)	9,102,500
141,101	US Concrete, Inc.(b)(c)	8,748,262
130,174	Vulcan Materials Co.	15,735,433

		66,540,722

	Distributors—2.7%
71,869	Pool Corp.	8,596,970

	Forest Products—5.7%
305,427	Boise Cascade Co.(b)	9,315,523
344,382	Louisiana-Pacific Corp.(b)	8,864,393

		18,179,916

	Home Furnishings—5.0%
67,228	Mohawk Industries, Inc.(b)	15,784,462

	Home Improvement Retail—5.1%
104,669	Home Depot, Inc. (The)	16,338,831

	Homebuilding—18.5%
72,380	Cavco Industries, Inc.(b)	8,595,125
281,009	MDC Holdings, Inc.	8,714,089
7,911	NVR, Inc.(b)	16,702,099
701,228	PulteGroup, Inc.	15,896,839
243,282	Toll Brothers, Inc.	8,755,719

		58,663,871

	Industrial Machinery—2.6%
339,983	SPX Corp.(b)	8,179,991

	Multi-Utilities—2.6%
305,427	MDU Resources Group, Inc.	8,215,987

	Total Common Stocks (Cost $299,657,162)	317,911,178

Number of Shares		Value
	Money Market Fund—0.1%
253,639	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $253,639)	$253,639

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $299,910,801)—100.1%	318,164,817

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.4%
4,653,236	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $4,653,236)	4,653,236

	Total Investments (Cost $304,564,037)—101.5%	322,818,053
	Other assets less liabilities—(1.5)%	(4,822,990)

	Net Assets—100.0%	$317,995,063

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Gas Utilities—2.7%
27,189	National Fuel Gas Co.	$1,505,727

	Oil & Gas Exploration & Production—60.3%
45,154	Anadarko Petroleum Corp.	2,574,681
72,129	Cabot Oil & Gas Corp.	1,676,278
62,987	ConocoPhillips	3,017,707
64,458	Continental Resources, Inc.(b)	2,733,664
16,095	Diamondback Energy, Inc.(b)	1,606,925
30,807	Energen Corp.(b)	1,601,656
30,535	EOG Resources, Inc.	2,824,487
26,732	EQT Corp.	1,554,198
101,693	Marathon Oil Corp.	1,512,175
42,945	Newfield Exploration Co.(b)	1,486,756
43,427	Noble Energy, Inc.	1,403,995
22,624	PDC Energy, Inc.(b)	1,249,523
16,109	Pioneer Natural Resources Co.	2,786,696
82,826	Rice Energy, Inc.(b)	1,763,366
40,264	RSP Permian, Inc.(b)	1,532,045
194,617	Southwestern Energy Co.(b)	1,461,574
122,554	Wildhorse Resource Development Corp.(b)	1,337,064
121,635	WPX Energy, Inc.(b)	1,451,106

		33,573,896

	Oil & Gas Refining & Marketing—37.0%
138,538	Alon USA Energy, Inc.	1,674,924
71,431	CVR Energy, Inc.(c)	1,563,625
144,450	CVR Refining LP(b)(c)	1,451,722
69,446	Delek US Holdings, Inc.	1,671,565
55,274	HollyFrontier Corp.	1,555,410
59,171	Marathon Petroleum Corp.	3,014,171
66,221	PBF Energy, Inc., Class A	1,478,053
37,899	Phillips 66	3,015,244
90,887	Tellurian, Inc.(b)(c)	911,597
18,287	Tesoro Corp.	1,457,657
44,447	Valero Energy Corp.	2,871,721

		20,665,689

	Total Common Stocks and Other Equity Interests (Cost $55,648,867)	55,745,312

	Money Market Fund—0.1%
84,512	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $84,512)	84,512

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $55,733,379)—100.1%	55,829,824

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
1,222,175	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,222,175)	$1,222,175

	Total Investments (Cost $56,955,554)—102.3%	57,051,999
	Other assets less liabilities—(2.3)%	(1,291,504)

	Net Assets—100.0%	$55,760,495

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

April 30, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Agricultural Products—13.7%
166,073	Archer-Daniels-Midland Co.	$7,597,840
51,025	Bunge Ltd.	4,032,506
72,075	Fresh Del Monte Produce, Inc.	4,418,197
33,403	Ingredion, Inc.	4,135,959

		20,184,502

	Distillers & Vintners—5.7%
48,752	Constellation Brands, Inc., Class A	8,411,670

	Food Distributors—13.1%
101,478	Andersons, Inc. (The)	3,790,203
108,659	SpartanNash Co.	3,998,651
141,581	Sysco Corp.	7,485,388
93,702	United Natural Foods, Inc.(b)	3,891,444

		19,165,686

	Food Retail—7.1%
226,985	Kroger Co. (The)	6,730,105
63,622	Weis Markets, Inc.	3,677,988

		10,408,093

	Packaged Foods & Meats—46.5%
162,083	Blue Buffalo Pet Products, Inc.(b)	3,995,346
69,158	Campbell Soup Co.	3,979,351
100,852	Conagra Brands, Inc.	3,911,041
221,622	Dean Foods Co.	4,374,818
212,734	Flowers Foods, Inc.	4,171,714
123,202	General Mills, Inc.	7,085,347
68,921	Hershey Co. (The)	7,457,252
30,673	J & J Snack Foods Corp.	4,127,972
65,331	John B. Sanfilippo & Son, Inc.	4,801,829
100,109	Kellogg Co.	7,107,739
30,395	Lancaster Colony Corp.	3,826,730
197,796	Pilgrim’s Pride Corp.	5,134,784
49,187	Post Holdings, Inc.(b)	4,141,054
65,019	Tyson Foods, Inc., Class A	4,178,121

		68,293,098

	Restaurants—8.5%
21,924	Domino’s Pizza, Inc.	3,976,794
51,853	Papa John’s International, Inc.	4,099,498
303,906	Wendy’s Co. (The)	4,479,575

		12,555,867

	Soft Drinks—5.3%
68,360	PepsiCo, Inc.	7,743,821

	Total Common Stocks (Cost $136,072,020)	146,762,737

	Money Market Fund—0.1%
81,688	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $81,688)	81,688

	Total Investments (Cost $136,153,708)—100.0%	146,844,425
	Other assets less liabilities—(0.0)%	(23,483)

	Net Assets—100.0%	$146,820,942

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Airlines—20.0%
143,725	Delta Air Lines, Inc.	$6,530,864
79,872	Hawaiian Holdings, Inc.(b)	4,337,049
112,109	SkyWest, Inc.	4,170,455
126,704	Southwest Airlines Co.	7,123,299
97,305	United Continental Holdings, Inc.(b)	6,831,784

		28,993,451

	Broadcasting—7.5%
109,416	CBS Corp., Class B	7,282,729
48,438	Scripps Networks Interactive, Inc., Class A	3,619,287

		10,902,016

	Cable & Satellite—3.0%
175,491	MSG Networks, Inc., Class A(b)	4,378,500

	Casinos & Gaming—3.2%
193,519	Scientific Games Corp., Class A(b)	4,596,076

	Hotels, Resorts & Cruise Lines—16.8%
281,664	Belmond Ltd., Class A (United Kingdom)(b)	3,492,634
281,463	La Quinta Holdings, Inc.(b)	3,971,443
126,035	Marcus Corp. (The)	4,259,983
40,680	Marriott Vacations Worldwide Corp.	4,482,122
75,950	Royal Caribbean Cruises Ltd.	8,096,270

		24,302,452

	Internet & Direct Marketing Retail—5.7%
4,430	Priceline Group, Inc. (The)(b)	8,181,413

	Leisure Facilities—10.6%
57,951	Cedar Fair LP	4,153,348
234,168	ClubCorp Holdings, Inc.	3,149,560
172,816	Intrawest Resorts Holdings, Inc.(b)	4,075,001
188,988	Planet Fitness, Inc., Class A	3,930,951

		15,308,860

	Movies & Entertainment—12.6%
126,229	AMC Entertainment Holdings, Inc., Class A	3,824,739
74,747	Time Warner, Inc.	7,420,135
165,415	Viacom, Inc., Class B	7,040,062

		18,284,936

	Restaurants—20.7%
70,506	Bob Evans Farms, Inc.	4,705,571
187,113	Bojangles’, Inc.(b)	4,107,130
52,443	Darden Restaurants, Inc.	4,467,619
71,096	Dave & Buster’s Entertainment, Inc.(b)	4,550,855
21,243	Domino’s Pizza, Inc.	3,853,268
50,239	Papa John’s International, Inc.	3,971,895
294,446	Wendy’s Co. (The)	4,340,134

		29,996,472

	Total Common Stocks and Other Equity Interests (Cost $136,240,155)	144,944,176

Number of Shares		Value
	Money Market Fund—0.0%
50,978	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $50,978)	$50,978

	Total Investments (Cost $136,291,133)—100.1%	144,995,154
	Other assets less liabilities—(0.1)%	(93,611)

	Net Assets—100.0%	$144,901,543

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares Dynamic Media Portfolio (PBS)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—5.2%
163,114	Interpublic Group of Cos., Inc. (The)	$3,844,597
46,887	Omnicom Group, Inc.	3,850,360

		7,694,957

	Broadcasting—21.0%
66,864	AMC Networks, Inc., Class A(b)	3,990,443
110,624	CBS Corp., Class B	7,363,133
135,633	Discovery Communications, Inc., Class A(b)	3,903,518
189,363	E.W. Scripps Co. (The), Class A(b)	4,219,008
57,572	Nexstar Media Group, Inc., Class A	3,972,468
48,975	Scripps Networks Interactive, Inc., Class A	3,659,412
100,535	Sinclair Broadcast Group, Inc., Class A	3,966,106

		31,074,088

	Cable & Satellite—18.2%
22,612	Charter Communications, Inc., Class A(b)	7,804,758
118,487	DISH Network Corp., Class A(b)	7,635,303
177,438	MSG Networks, Inc., Class A(b)	4,427,078
1,446,856	Sirius XM Holdings, Inc.	7,161,937

		27,029,076

	Diversified Support Services—2.6%
83,533	Viad Corp.	3,775,692

	Internet Software & Services—21.8%
54,194	Facebook, Inc., Class A(b)	8,142,648
53,808	IAC/InterActiveCorp.(b)	4,466,602
238,310	Match Group, Inc.(b)	4,439,715
76,652	Shutterstock, Inc.(b)	3,313,666
161,541	Yahoo!, Inc.(b)	7,787,892
119,546	Yelp, Inc., Class A(b)	4,233,124

		32,383,647

	IT Consulting & Other Services—2.6%
135,086	Acxiom Corp.(b)	3,903,985

	Movies & Entertainment—15.7%
121,654	Liberty Media Corp.-Liberty Formula One, Class A(b)	4,125,287
75,578	Time Warner, Inc.	7,502,628
91,226	Viacom, Inc., Class B	3,882,579
66,850	Walt Disney Co. (The)	7,727,860

		23,238,354

	Publishing—12.9%
75,422	John Wiley & Sons, Inc., Class A	3,974,739
63,060	Meredith Corp.	3,692,163
271,270	New York Times Co. (The), Class A	3,919,852
302,207	News Corp., Class A	3,844,073
85,699	Scholastic Corp.	3,704,768

		19,135,595

	Total Common Stocks (Cost $137,371,023)	148,235,394

Number of Shares		Value
	Money Market Fund—0.1%
113,996	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $113,996)	$113,996

	Total Investments (Cost $137,485,019)—100.1%	148,349,390
	Other assets less liabilities—(0.1)%	(119,034)

	Net Assets—100.0%	$148,230,356

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares Dynamic Networking Portfolio (PXQ)

April 30, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Application Software—5.0%
16,142	Citrix Systems, Inc.(b)	$1,306,533

	Communications Equipment—54.4%
11,095	Acacia Communications, Inc.(b)(c)	508,595
32,810	ADTRAN, Inc.	656,200
5,971	Arista Networks, Inc.(b)	833,791
26,800	ARRIS International PLC(b)	696,532
27,395	Ciena Corp.(b)	627,620
37,903	Cisco Systems, Inc.	1,291,355
18,658	CommScope Holding Co., Inc.(b)	784,382
113,146	Extreme Networks, Inc.(b)	884,236
4,880	F5 Networks, Inc.(b)	630,154
20,609	Finisar Corp.(b)	470,710
8,016	InterDigital, Inc.	720,638
24,754	Juniper Networks, Inc.	744,353
14,451	Lumentum Holdings, Inc.(b)	617,780
16,258	Motorola Solutions, Inc.	1,397,700
12,785	NETGEAR, Inc.(b)	602,813
18,742	NetScout Systems, Inc.(b)	705,636
73,848	Oclaro, Inc.(b)(c)	591,523
13,064	Plantronics, Inc.	713,294
14,386	Ubiquiti Networks, Inc.(b)	741,167

		14,218,479

	Consumer Electronics—2.6%
13,454	Garmin Ltd.	684,001

	Electronic Components—5.1%
18,440	Amphenol Corp., Class A	1,333,396

	Internet Software & Services—6.6%
7,625	LogMeIn, Inc.	861,625
35,634	Mimecast Ltd.(b)	861,274

		1,722,899

	Systems Software—21.0%
12,927	Check Point Software Technologies Ltd. (Israel)(b)	1,344,537
18,904	Fortinet, Inc.(b)	737,256
8,655	Proofpoint, Inc.(b)	652,328
45,145	Symantec Corp.	1,427,936
14,219	VMware, Inc., Class A(b)(c)	1,338,292

		5,500,349

	Technology Hardware, Storage & Peripherals—5.2%
9,450	Apple, Inc.	1,357,493

	Total Common Stocks (Cost $22,930,088)	26,123,150

	Money Market Fund—0.3%
69,451	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $69,451)	69,451

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $22,999,539)—100.2%	26,192,601

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.0%
1,830,776	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,830,776)	$1,830,776

	Total Investments (Cost $24,830,315)—107.2%	28,023,377
	Other assets less liabilities—(7.2)%	(1,878,293)

	Net Assets—100.0%	$26,145,084

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Oil & Gas Drilling—25.6%
98,926	Atwood Oceanics, Inc.(b)	$774,591
61,480	Diamond Offshore Drilling, Inc.(b)	886,542
102,023	Ensco PLC, Class A	804,962
28,675	Helmerich & Payne, Inc.	1,738,852
71,212	Nabors Industries Ltd.	736,332
39,008	Patterson-UTI Energy, Inc.	844,328
57,748	Rowan Cos. PLC, Class A(b)	812,514
522,034	Seadrill Ltd. (United Kingdom)(b)	360,099
137,778	Transocean Ltd.(b)	1,519,691

		8,477,911

	Oil & Gas Equipment & Services—65.3%
61,381	Archrock Partners LP	1,003,579
77,363	Archrock, Inc.	912,883
32,881	Baker Hughes, Inc.	1,952,145
26,913	Basic Energy Services, Inc.(b)	731,226
17,407	Core Laboratories NV	1,929,044
16,720	Dril-Quip, Inc.(b)	861,916
34,375	Exterran Corp.(b)	940,844
50,611	Forum Energy Technologies, Inc.(b)	855,326
37,063	Halliburton Co.	1,700,451
61,606	Key Energy Services, Inc.(b)(c)	1,458,830
49,941	Mammoth Energy Services, Inc.(b)	963,861
140,022	McDermott International, Inc.(b)	915,744
49,645	National Oilwell Varco, Inc.	1,736,086
37,998	Oceaneering International, Inc.	1,002,767
30,472	Oil States International, Inc.(b)	906,542
54,224	RPC, Inc.(c)	985,250
24,504	Schlumberger Ltd.	1,778,745
61,210	USA Compression Partners LP(c)	1,025,268

		21,660,507

	Oil & Gas Storage & Transportation—9.1%
249,518	Scorpio Tankers, Inc. (Monaco)	1,097,879
103,013	Teekay Corp. (Bermuda)(c)	894,153
192,729	Teekay Offshore Partners LP(c)	1,023,391

		3,015,423

	Total Common Stocks and Other Equity Interests (Cost $38,221,551)	33,153,841

	Money Market Fund—0.1%
49,691	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $49,691)	49,691

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $38,271,242)—100.1%	33,203,532

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—12.0%
3,984,750	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $3,984,750)	$3,984,750

	Total Investments (Cost $42,255,992)—112.1%	37,188,282
	Other assets less liabilities—(12.1)%	(4,014,708)

	Net Assets—100.0%	$33,173,574

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—27.7%
222,259	Amgen, Inc.	$36,299,340
108,661	Biogen, Inc.(b)	29,469,950
323,746	Celgene Corp.(b)	40,160,691
557,528	Gilead Sciences, Inc.	38,218,544
2,250,200	Heron Therapeutics, Inc.(b)(c)	34,540,570
300,856	Ligand Pharmaceuticals, Inc.(b)	33,446,162

		212,135,257

	Health Care Equipment—8.4%
681,509	Abbott Laboratories	29,741,053
614,005	Baxter International, Inc.	34,187,798

		63,928,851

	Pharmaceuticals—63.9%
1,433,751	Akorn, Inc.(b)	47,958,971
156,565	Allergan PLC	38,179,941
693,476	Bristol-Myers Squibb Co.	38,869,330
1,838,396	Depomed, Inc.(b)	22,042,368
374,810	Eli Lilly & Co.	30,756,909
2,148,626	Impax Laboratories, Inc.(b)	30,188,195
317,792	Johnson & Johnson	39,237,778
1,313,802	Lannett Co., Inc.(b)(c)	34,158,852
596,847	Medicines Co. (The)(b)(c)	29,436,494
587,317	Merck & Co., Inc.	36,607,469
730,926	Mylan NV(b)	27,300,086
368,036	Perrigo Co. PLC	27,212,582
1,135,500	Pfizer, Inc.	38,516,160
538,461	Prestige Brands Holdings, Inc.(b)	30,913,046
1,866,116	Valeant Pharmaceuticals International, Inc.(b)	17,261,573

		488,639,754

	Total Common Stocks (Cost $820,510,384)	764,703,862

	Money Market Fund—0.0%
48,140	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $48,140)	48,140

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $820,558,524)—100.0%	764,752,002

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.6%
65,681,100	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $65,681,100)	65,681,100

	Total Investments (Cost $886,239,624)—108.6%	830,433,102
	Other assets less liabilities—(8.6)%	(65,524,631)

	Net Assets—100.0%	$764,908,471

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Dynamic Retail Portfolio (PMR)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Apparel Retail—16.0%
4,512	Burlington Stores, Inc.(b)	$446,327
26,661	Chico’s FAS, Inc.	368,455
3,924	Children’s Place, Inc. (The)	450,475
23,002	Francesca’s Holdings Corp.(b)	362,972
10,444	Ross Stores, Inc.	678,860

		2,307,089

	Automotive Retail—12.0%
5,852	Asbury Automotive Group, Inc.(b)	358,143
11,415	Camping World Holdings, Inc., Class A	352,952
4,857	Group 1 Automotive, Inc.	334,890
7,537	Penske Automotive Group, Inc.	359,590
17,047	Sonic Automotive, Inc., Class A	334,121

		1,739,696

	Computer & Electronics Retail—5.7%
15,939	Best Buy Co., Inc.	825,800

	Distributors—2.8%
3,351	Pool Corp.	400,847

	Diversified Support Services—2.8%
12,970	Copart, Inc.(b)	400,773

	Drug Retail—4.9%
8,119	Walgreens Boots Alliance, Inc.	702,618

	Food Retail—14.7%
8,084	Ingles Markets, Inc., Class A	377,523
21,412	Kroger Co. (The)	634,866
26,209	Smart & Final Stores, Inc.(b)	309,266
6,002	Weis Markets, Inc.	346,975
12,368	Whole Foods Market, Inc.	449,824

		2,118,454

	Forest Products—3.0%
14,244	Boise Cascade Co.(b)	434,442

	General Merchandise Stores—5.9%
7,502	Big Lots, Inc.	378,776
12,448	Ollie’s Bargain Outlet Holdings, Inc.(b)	476,758

		855,534

	Home Improvement Retail—5.3%
4,881	Home Depot, Inc. (The)	761,924

	Homefurnishing Retail—3.6%
14,311	Aaron’s, Inc.	514,337

	Hypermarkets & Super Centers—12.7%
4,017	Costco Wholesale Corp.	713,098
4,305	PriceSmart, Inc.	374,320
9,906	Wal-Mart Stores, Inc.	744,733

		1,832,151

	Specialty Stores—7.7%
4,269	Tiffany & Co.	391,254
2,573	Ulta Beauty, Inc.(b)	724,145

		1,115,399

Number of Shares		Value
	Common Stocks (continued)
	Trading Companies & Distributors—2.9%
10,921	Rush Enterprises, Inc., Class A(b)	$412,268

	Total Common Stocks (Cost $13,543,180)	14,421,332

	Money Market Fund—0.4%
58,040	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $58,040)	58,040

	Total Investments (Cost $13,601,220)—100.4%	14,479,372
	Other assets less liabilities—(0.4)%	(50,736)

	Net Assets—100.0%	$14,428,636

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares Dynamic Semiconductors Portfolio (PSI)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Electronic Components—2.4%
316,872	Knowles Corp.(b)	$5,618,140

	Semiconductor Equipment—40.4%
97,646	Advanced Energy Industries, Inc.(b)	7,206,275
593,153	Amkor Technology, Inc.(b)	6,987,342
305,242	Applied Materials, Inc.	12,395,878
280,025	Brooks Automation, Inc.	7,073,431
276,807	Entegris, Inc.(b)	6,864,814
66,963	KLA-Tencor Corp.	6,577,106
292,393	Kulicke & Soffa Industries, Inc. (Singapore)(b)	6,526,212
93,759	Lam Research Corp.	13,580,991
89,458	MKS Instruments, Inc.	7,000,088
217,745	Nanometrics, Inc.(b)	6,870,943
275,530	Rudolph Technologies, Inc.(b)	6,750,485
207,106	Teradyne, Inc.	7,304,629

		95,138,194

	Semiconductors—57.2%
420,429	Advanced Micro Devices, Inc.(b)	5,591,706
135,239	Analog Devices, Inc.	10,305,212
52,411	Broadcom Ltd.	11,572,873
108,472	Cirrus Logic, Inc.(b)	6,980,173
305,065	Intel Corp.	11,028,100
376,047	Marvell Technology Group Ltd. (Bermuda)	5,648,226
134,204	Maxim Integrated Products, Inc.	5,925,107
82,801	Microchip Technology, Inc.	6,258,100
470,081	Micron Technology, Inc.(b)	13,007,141
68,273	Monolithic Power Systems, Inc.	6,246,979
109,845	NVIDIA Corp.	11,456,833
385,426	ON Semiconductor Corp.(b)	5,465,341
91,281	Power Integrations, Inc.	6,019,982
173,254	Semtech Corp.(b)	5,916,624
82,877	Silicon Laboratories, Inc.(b)	5,896,698
63,166	Skyworks Solutions, Inc.	6,300,177
143,083	Texas Instruments, Inc.	11,329,312

		134,948,584

	Total Common Stocks (Cost $191,229,166)	235,704,918

	Money Market Fund—0.0%
95,816	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $95,816)	95,816

	Total Investments (Cost $191,324,982)—100.0%	235,800,734
	Other assets less liabilities—(0.0)%	(101,946)

	Net Assets—100.0%	$235,698,788

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Dynamic Software Portfolio (PSJ)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.1%
	Application Software—38.2%
40,439	Adobe Systems, Inc.(b)	$5,408,312
45,114	Aspen Technology, Inc.(b)	2,774,060
55,171	Autodesk, Inc.(b)	4,969,252
85,157	Cadence Design Systems, Inc.(b)	2,773,563
72,414	CDK Global, Inc.	4,707,634
20,016	Fair Isaac Corp.	2,711,768
39,813	Intuit, Inc.	4,984,986
47,945	PTC, Inc.(b)	2,591,427
77,778	RealPage, Inc.(b)	2,881,675
67,473	Synopsys, Inc.(b)	4,972,760

		38,775,437

	Communications Equipment—5.2%
29,853	InterDigital, Inc.	2,683,785
69,804	NetScout Systems, Inc.(b)	2,628,120

		5,311,905

	Data Processing & Outsourced Services—5.5%
68,347	Black Knight Financial Services, Inc., Class A(b)	2,829,566
27,929	Jack Henry & Associates, Inc.	2,706,879

		5,536,445

	Education Services—2.7%
146,105	K12, Inc.(b)	2,754,079

	Health Care Technology—19.8%
86,756	Cerner Corp.(b)	5,617,451
107,999	HealthStream, Inc.(b)	3,001,292
225,959	Inovalon Holdings, Inc., Class A(b)	2,767,998
46,507	Medidata Solutions, Inc.(b)	3,042,953
169,214	Quality Systems, Inc.(b)	2,412,992
60,145	Veeva Systems, Inc., Class A(b)	3,224,975

		20,067,661

	Home Entertainment Software—8.0%
55,457	Electronic Arts, Inc.(b)	5,258,433
45,309	Take-Two Interactive Software, Inc.(b)	2,847,670

		8,106,103

	Internet Software & Services—6.0%
28,398	LogMeIn, Inc.	3,208,974
102,588	MINDBODY, Inc., Class A(b)	2,908,370

		6,117,344

	Systems Software—14.7%
111,632	Barracuda Networks, Inc.(b)	2,269,478
51,244	CommVault Systems, Inc.(b)	2,585,260
90,446	Progress Software Corp.	2,688,055
32,232	Proofpoint, Inc.(b)	2,429,326
52,958	VMware, Inc., Class A(b)	4,984,407

		14,956,526

	Total Common Stocks (Cost $89,402,442)	101,625,500

Number of Shares		Value
	Money Market Fund—0.0%
24,343	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $24,343)	$24,343

	Total Investments (Cost $89,426,785)—100.1%	101,649,843
	Other assets less liabilities—(0.1)%	(104,473)

	Net Assets—100.0%	$101,545,370

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

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45

Statements of Assets and Liabilities

April 30, 2017

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Assets:
Unaffiliated investments, at value(a)	$230,538,090	$317,911,178	$55,745,312	$146,762,737	$144,944,176
Affiliated investments, at value	31,201,422	4,906,875	1,306,687	81,688	50,978

Total investments, at value	261,739,512	322,818,053	57,051,999	146,844,425	144,995,154
Receivables:
Securities lending	361,716	2,849	7,848	—	—
Dividends	25	42,123	42	104,475	28,945
Investments sold	—	—	—	—	—
Expenses absorbed	—	—	—	—	—
Shares sold	—	—	—	—	243
Other assets	988	690	710	1,029	808

Total Assets	262,102,241	322,863,715	57,060,599	146,949,929	145,025,150

Liabilities:
Due to custodian	91,804	744	—	—	—
Payables:
Collateral upon return of securities loaned	31,201,422	4,653,236	1,222,175	—	—
Shares repurchased	—	—	—	—	—
Expenses recaptured	—	1,712	—	—	—
Accrued advisory fees	94,362	125,411	17,283	60,280	56,802
Accrued trustees’ and officer’s fees	29,644	18,913	21,046	25,324	19,745
Accrued expenses	54,181	68,636	39,600	43,383	47,060

Total Liabilities	31,471,413	4,868,652	1,300,104	128,987	123,607

Net Assets	$230,630,828	$317,995,063	$55,760,495	$146,820,942	$144,901,543

Net Assets Consist of:
Shares of beneficial interest	$425,491,366	$328,224,359	$167,480,483	$210,444,679	$181,331,374
Undistributed net investment income (loss)	839,252	(17,802)	308,344	(24,151)	85,767
Undistributed net realized gain (loss)	(206,671,797)	(28,465,510)	(112,124,777)	(74,290,303)	(45,219,619)
Net unrealized appreciation (depreciation)	10,972,007	18,254,016	96,445	10,690,717	8,704,021

Net Assets	$230,630,828	$317,995,063	$55,760,495	$146,820,942	$144,901,543

Shares outstanding (unlimited amount authorized, $0.01 par value)	5,350,000	10,750,000	2,750,000	4,350,000	3,450,000
Net asset value	$43.11	$29.58	$20.28	$33.75	$42.00

Market price	$43.13	$29.60	$20.28	$33.74	$42.00

Unaffiliated investments, at cost	$219,566,083	$299,657,162	$55,648,867	$136,072,020	$136,240,155

Affiliated investments, at cost	$31,201,422	$4,906,875	$1,306,687	$81,688	$50,978

Total investments, at cost	$250,767,505	$304,564,037	$56,955,554	$136,153,708	$136,291,133

(a) Includes securities on loan with an aggregate value of	$29,847,925	$4,451,290	$1,186,669	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$148,235,394	$26,123,150	$33,153,841	$764,703,862	$14,421,332	$235,704,918	$101,625,500
113,996	1,900,227	4,034,441	65,729,240	58,040	95,816	24,343

148,349,390	28,023,377	37,188,282	830,433,102	14,479,372	235,800,734	101,649,843

—	11,942	6,070	199,182	—	—	—
12,915	29	8,165	458,672	1,599	72,191	22
—	—	32,135	3,031,804	—	—	—
—	—	—	—	525	—	—
—	—	—	—	—	—	—
730	633	668	2,290	634	674	709

148,363,035	28,035,981	37,235,320	834,125,050	14,482,130	235,873,599	101,650,574

—	—	—	—	—	—	—

—	1,830,776	3,984,750	65,681,100	—	—	—
—	—	—	3,032,745	—	—	—
—	—	—	—	—	7,634	—
65,734	4,488	11,671	312,311	—	92,165	40,477
21,435	17,546	26,345	45,246	16,750	17,625	18,313
45,510	38,087	38,980	145,177	36,744	57,387	46,414

132,679	1,890,897	4,061,746	69,216,579	53,494	174,811	105,204

$148,230,356	$26,145,084	$33,173,574	$764,908,471	$14,428,636	$235,698,788	$101,545,370

$214,735,022	$57,418,605	$240,896,057	$1,038,456,782	$36,551,185	$223,089,006	$113,591,531
60,240	121,195	(25,435)	747,015	(9,481)	31,204	(103,946)
(77,429,277)	(34,587,778)	(202,629,338)	(218,488,804)	(22,991,220)	(31,897,174)	(24,165,273)
10,864,371	3,193,062	(5,067,710)	(55,806,522)	878,152	44,475,752	12,223,058

$148,230,356	$26,145,084	$33,173,574	$764,908,471	$14,428,636	$235,698,788	$101,545,370

5,300,000	600,000	3,100,000	12,600,000	400,000	5,550,000	1,900,000
$27.97	$43.58	$10.70	$60.71	$36.07	$42.47	$53.44

$27.98	$43.59	$10.70	$60.71	$36.05	$42.51	$53.39

$137,371,023	$22,930,088	$38,221,551	$820,510,384	$13,543,180	$191,229,166	$89,402,442

$113,996	$1,900,227	$4,034,441	$65,729,240	$58,040	$95,816	$24,343

$137,485,019	$24,830,315	$42,255,992	$886,239,624	$13,601,220	$191,324,982	$89,426,785

$—	$1,776,697	$3,810,878	$64,196,201	$—	$—	$—

47

Statements of Operations

For the year ended April 30, 2017

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Investment Income:
Unaffiliated dividend income	$647,546	$1,354,079	$1,079,854	$2,885,742	$1,818,452
Affiliated dividend income	422	423	682	539	401
Securities lending income	2,797,911	7,208	166,703	—	—
Foreign withholding tax	—	—	—	—	—

Total Income	3,445,879	1,361,710	1,247,239	2,886,281	1,818,853

Expenses:
Advisory fees	1,237,849	791,410	322,598	913,291	633,102
Sub-licensing fees	74,270	47,484	19,372	54,797	37,986
Accounting & administration fees	44,620	42,054	36,827	41,084	36,631
Professional fees	27,922	26,250	39,740	28,269	28,214
Trustees’ and officer’s fees	11,225	9,163	8,337	10,900	9,582
Custodian & transfer agent fees	7,286	4,543	5,565	3,367	3,835
Recapture (Note 3)	—	44,936	—	—	—
Taxes	—	—	109,764	—	—
Other expenses	39,787	23,983	22,778	33,011	24,732

Total Expenses	1,442,959	989,823	564,981	1,084,719	774,082

Less: Waivers	(206)	(170)	(49,045)	(268)	(200)

Net Expenses	1,442,753	989,653	515,936	1,084,451	773,882

Net Investment Income (Loss)	2,003,126	372,057	731,303	1,801,830	1,044,971

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(39,672,361)	(8,211,696)	(13,533,257)	(11,797,763)	(11,169,266)
In-kind redemptions	27,922,361	21,627,657	16,358,892	27,666,452	21,705,393

Net realized gain (loss)	(11,750,000)	13,415,961	2,825,635	15,868,689	10,536,127

Net change in unrealized appreciation (depreciation) on investment securities	31,645,703	10,573,563	(6,397,391)	(2,278,113)	7,527,722

Net realized and unrealized gain (loss)	19,895,703	23,989,524	(3,571,756)	13,590,576	18,063,849

Net increase (decrease) in net assets resulting from operations	$21,898,829	$24,361,581	$(2,840,453)	$15,392,406	$19,108,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$838,441	$233,121	$444,713	$11,818,736	$259,231	$1,346,050	$442,930
304	224	225	1,850	192	330	221
—	60,786	50,513	1,356,769	10,544	—	—
—	—	(11,020)	—	—	—	—

838,745	294,131	484,431	13,177,355	269,967	1,346,380	443,151

497,658	124,912	220,364	4,861,245	96,830	568,318	428,966
29,859	7,502	13,235	291,673	5,815	34,099	25,738
36,827	36,827	36,827	174,697	36,827	36,853	36,827
26,272	25,588	27,925	37,186	25,541	26,116	26,533
8,700	7,674	7,993	23,894	7,625	8,629	8,568
3,658	3,803	4,448	9,787	3,525	3,994	3,327
—	—	—	—	—	15,074	—
—	—	—	—	—	—	—
24,219	17,021	21,074	91,952	16,460	22,999	21,680

627,193	223,327	331,866	5,490,434	192,623	716,082	551,639

(278)	(66,031)	(54,300)	(860)	(70,700)	(148)	(11,243)

626,915	157,296	277,566	5,489,574	121,923	715,934	540,396

211,830	136,835	206,865	7,687,781	148,044	630,446	(97,245)

(8,813,551)	(723,228)	(12,986,255)	(133,394,162)	(3,995,603)	(2,086,530)	(4,253,281)
10,349,071	4,737,381	2,778,246	76,415,974	2,380,008	12,594,121	13,562,971

1,535,520	4,014,153	(10,208,009)	(56,978,188)	(1,615,595)	10,507,591	9,309,690

8,137,501	1,941,605	1,097,948	27,322,624	1,210,879	45,382,539	10,743,771

9,673,021	5,955,758	(9,110,061)	(29,655,564)	(404,716)	55,890,130	20,053,461

$9,884,851	$6,092,593	$(8,903,196)	$(21,967,783)	$(256,672)	$56,520,576	$19,956,216

49

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)		PowerShares Dynamic Building & Construction Portfolio (PKB)
	2017	2016	2017	2016
Operations:
Net investment income	$2,003,126	$4,270,915	$372,057	$103,450
Net realized gain (loss)	(11,750,000)	(38,017,218)	13,415,961	554,277
Net change in unrealized appreciation (depreciation)	31,645,703	(78,486,936)	10,573,563	3,421,640

Net increase (decrease) in net assets resulting from operations	21,898,829	(112,233,239)	24,361,581	4,079,367

Distributions to Shareholders from:
Net investment income	(1,200,757)	(4,955,367)	(485,721)	(67,537)

Shareholder Transactions:
Proceeds from shares sold	73,446,820	93,026,648	417,784,463	34,203,109
Value of shares repurchased	(131,098,196)	(219,516,036)	(183,866,342)	(33,191,270)

Net increase (decrease) in net assets resulting from shares transactions	(57,651,376)	(126,489,388)	233,918,121	1,011,839

Increase (Decrease) in Net Assets	(36,953,304)	(243,677,994)	257,793,981	5,023,669

Net Assets:
Beginning of year	267,584,132	511,262,126	60,201,082	55,177,413

End of year	$230,630,828	$267,584,132	$317,995,063	$60,201,082

Undistributed net investment income at end of year	$839,252	$36,883	$(17,802)	$49,810

Changes in Shares Outstanding:
Shares sold	1,750,000	1,750,000	15,000,000	1,400,000
Shares repurchased	(3,200,000)	(4,600,000)	(6,650,000)	(1,400,000)
Shares outstanding, beginning of year	6,800,000	9,650,000	2,400,000	2,400,000

Shares outstanding, end of year	5,350,000	6,800,000	10,750,000	2,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)		PowerShares Dynamic Food & Beverage Portfolio (PBJ)		PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)		PowerShares Dynamic Media Portfolio (PBS)
2017	2016	2017	2016	2017	2016	2017	2016

$731,303	$1,896,595	$1,801,830	$3,062,976	$1,044,971	$557,579	$211,830	$315,578
2,825,635	(39,225,841)	15,868,689	13,614,760	10,536,127	(3,610,897)	1,535,520	(6,158,013)
(6,397,391)	776,822	(2,278,113)	(1,735,070)	7,527,722	(5,120,787)	8,137,501	(6,304,545)

(2,840,453)	(36,552,424)	15,392,406	14,942,666	19,108,820	(8,174,105)	9,884,851	(12,146,980)

(4,659,938)	(2,429,800)	(2,825,653)	(2,995,165)	(921,794)	(444,265)	(132,206)	(1,074,222)

50,986,365	49,529,499	95,111,390	342,040,166	236,681,567	158,374,155	140,220,058	125,469,044
(62,407,209)	(53,458,266)	(261,312,296)	(319,253,170)	(252,721,340)	(199,941,946)	(92,203,321)	(167,455,100)

(11,420,844)	(3,928,767)	(166,200,906)	22,786,996	(16,039,773)	(41,567,791)	48,016,737	(41,986,056)

(18,921,235)	(42,910,991)	(153,634,153)	34,734,497	2,147,253	(50,186,161)	57,769,382	(55,207,258)

74,681,730	117,592,721	300,455,095	265,720,598	142,754,290	192,940,451	90,460,974	145,668,232

$55,760,495	$74,681,730	$146,820,942	$300,455,095	$144,901,543	$142,754,290	$148,230,356	$90,460,974

$308,344	$3,806,375	$(24,151)	$711,699	$85,767	$(17,566)	$60,240	$(19,384)

2,350,000	1,800,000	2,850,000	10,700,000	6,050,000	4,250,000	5,200,000	4,800,000
(2,900,000)	(2,200,000)	(7,800,000)	(9,850,000)	(6,600,000)	(5,550,000)	(3,500,000)	(6,650,000)
3,300,000	3,700,000	9,300,000	8,450,000	4,000,000	5,300,000	3,600,000	5,450,000

2,750,000	3,300,000	4,350,000	9,300,000	3,450,000	4,000,000	5,300,000	3,600,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2017 and 2016

	PowerShares Dynamic Networking Portfolio (PXQ)		PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$136,835	$103,581	$206,865	$733,288
Net realized gain (loss)	4,014,153	1,107,416	(10,208,009)	(21,165,065)
Net change in unrealized appreciation (depreciation)	1,941,605	(3,430,513)	1,097,948	(975,438)

Net increase (decrease) in net assets resulting from operations	6,092,593	(2,219,516)	(8,903,196)	(21,407,215)

Distributions to Shareholders from:
Net investment income	(105,774)	—	(311,011)	(831,786)
Net realized gains	—	—	—	—
Return of capital	—	—	(270,928)	—

Total distributions to shareholders	(105,774)	—	(581,939)	(831,786)

Shareholder Transactions:
Proceeds from shares sold	24,087,502	9,058,713	18,842,331	15,134,853
Value of shares repurchased	(24,118,556)	(14,134,635)	(21,717,430)	(20,147,734)

Net increase (decrease) in net assets resulting from shares transactions	(31,054)	(5,075,922)	(2,875,099)	(5,012,881)

Increase (Decrease) in Net Assets	5,955,765	(7,295,438)	(12,360,234)	(27,251,882)

Net Assets:
Beginning of year	20,189,319	27,484,757	45,533,808	72,785,690

End of year	$26,145,084	$20,189,319	$33,173,574	$45,533,808

Undistributed net investment income (loss) at end of year	$121,195	$90,135	$(25,435)	$84,581

Changes in Shares Outstanding:
Shares sold	600,000	250,000	1,500,000	1,050,000
Shares repurchased	(600,000)	(400,000)	(1,850,000)	(1,450,000)
Shares outstanding, beginning of year	600,000	750,000	3,450,000	3,850,000

Shares outstanding, end of year	600,000	600,000	3,100,000	3,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)		PowerShares Dynamic Retail Portfolio (PMR)		PowerShares Dynamic Semiconductors Portfolio (PSI)		PowerShares Dynamic Software Portfolio (PSJ)
2017	2016	2017	2016	2017	2016	2017	2016

$7,687,781	$9,639,772	$148,044	$168,368	$630,446	$252,292	$(97,245)	$(146,626)
(56,978,188)	135,708,693	(1,615,595)	59,120	10,507,591	(4,881,907)	9,309,690	(516,409)
27,322,624	(370,625,568)	1,210,879	(1,126,743)	45,382,539	(3,462,052)	10,743,771	(4,707,107)

(21,967,783)	(225,277,103)	(256,672)	(899,255)	56,520,576	(8,091,667)	19,956,216	(5,370,142)

(8,704,516)	(9,438,012)	(176,636)	(182,321)	(737,311)	(100,980)	(27,911)	(83,133)
—	(78,190,579)	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(8,704,516)	(87,628,591)	(176,636)	(182,321)	(737,311)	(100,980)	(27,911)	(83,133)

127,298,859	402,286,845	28,684,191	18,333,024	205,868,787	43,249,104	115,699,119	98,889,794
(500,243,797)	(847,789,130)	(35,238,705)	(34,245,374)	(74,952,115)	(64,968,217)	(107,928,638)	(76,919,326)

(372,944,938)	(445,502,285)	(6,554,514)	(15,912,350)	130,916,672	(21,719,113)	7,770,481	21,970,468

(403,617,237)	(758,407,979)	(6,987,822)	(16,993,926)	186,699,937	(29,911,760)	27,698,786	16,517,193

1,168,525,708	1,926,933,687	21,416,458	38,410,384	48,998,851	78,910,611	73,846,584	57,329,391

$764,908,471	$1,168,525,708	$14,428,636	$21,416,458	$235,698,788	$48,998,851	$101,545,370	$73,846,584

$747,015	$1,763,750	$(9,481)	$19,111	$31,204	$138,069	$(103,946)	$(58,979)

2,050,000	5,400,000	800,000	500,000	5,800,000	1,600,000	2,400,000	2,300,000
(8,250,000)	(12,500,000)	(1,000,000)	(900,000)	(2,250,000)	(2,600,000)	(2,250,000)	(1,900,000)
18,800,000	25,900,000	600,000	1,000,000	2,000,000	3,000,000	1,750,000	1,350,000

12,600,000	18,800,000	400,000	600,000	5,550,000	2,000,000	1,900,000	1,750,000

53

Financial Highlights

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$39.35	$52.98	$39.71	$28.26	$22.26
Net investment income (loss)(a)	0.33	0.50	0.34	0.03	(0.05)
Net realized and unrealized gain (loss) on investments	3.63	(13.56)	13.21	11.42	6.05
Total from investment operations	3.96	(13.06)	13.55	11.45	6.00
Distributions to shareholders from:
Net investment income	(0.20)	(0.57)	(0.28)	—	—
Net asset value at end of year	$43.11	$39.35	$52.98	$39.71	$28.26
Market price at end of year(b)	$43.13	$39.35	$52.95	$39.68	$28.27
Net Asset Value Total Return:(c)	10.09%	(24.92)%	34.25%	40.52%	26.96%
Market Price Total Return(c)	10.15%	(24.88)%	34.28%	40.36%	27.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,631	$267,584	$511,262	$361,320	$155,453
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.58%	0.57%	0.59%	0.63%
Expenses, prior to Waivers	0.58%	0.58%	0.57%	0.59%	0.63%
Net investment income (loss), after Waivers	0.81%	1.00%	0.69%	0.09%	(0.20)%
Portfolio turnover rate(d)	69%	74%	95%	64%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.08	$22.99	$22.09	$19.65	$14.23
Net investment income(a)	0.07	0.04	0.03	0.00 (b)	0.07
Net realized and unrealized gain on investments	4.52	2.08	0.89	2.44	5.44
Total from investment operations	4.59	2.12	0.92	2.44	5.51
Distributions to shareholders from:
Net investment income	(0.09)	(0.03)	(0.02)	—	(0.09)
Net asset value at end of year	$29.58	$25.08	$22.99	$22.09	$19.65
Market price at end of year(c)	$29.60	$25.08	$22.98	$22.10	$19.63
Net Asset Value Total Return:(d)	18.33%	9.21%	4.17%	12.42%	38.85%
Market Price Total Return(d)	18.41%	9.26%	4.08%	12.58%	39.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$317,995	$60,201	$55,177	$123,688	$104,121
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.68%	0.65%	0.63%	0.69%
Net investment income, after Waivers	0.24%	0.18%	0.15%	0.01%	0.44%
Portfolio turnover rate(e)	129%	90%	96%	117%	95%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2017		2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$22.63		$31.78	$37.76	$30.27	$24.58
Net investment income(a)	0.24		0.51	0.39	0.48	0.53
Net realized and unrealized gain (loss) on investments	(1.15)		(9.04)	(5.84)	7.55	5.81
Total from investment operations	(0.91)		(8.53)	(5.45)	8.03	6.34
Distributions to shareholders from:
Net investment income	(1.44)		(0.62)	(0.53)	(0.54)	(0.65)
Net asset value at end of year	$20.28		$22.63	$31.78	$37.76	$30.27
Market price at end of year(b)	$20.28		$22.63	$31.77	$37.76	$30.23
Net Asset Value Total Return:(c)	(3.96)%		(26.93)%	(14.51)%	26.93%	26.14%
Market Price Total Return(c)	(3.96)%		(26.91)%	(14.54)%	27.10%	26.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,760		$74,682	$117,593	$130,273	$104,427
Ratio to average net assets of:
Expenses, after Waivers	0.80	%(d)	0.65%	0.64%	0.64%	0.65%
Expenses, prior to Waivers	0.88	%(d)	0.67%	0.64%	0.64%	0.69%
Net investment income, after Waivers	1.13%		2.09%	1.20%	1.46%	1.97%
Portfolio turnover rate(e)	91%		134%	140%	96%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Expenses, after Waivers and Expenses, prior to Waivers include state income taxes paid during the fiscal year ended April 30, 2017. Expenses, after Waivers and Expenses, prior to Waivers excluding the taxes paid are 0.63% and 0.71%, respectively.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$32.31	$31.45	$26.98	$23.62	$19.77
Net investment income(a)	0.33	0.39	0.31	0.38	0.26
Net realized and unrealized gain on investments	1.61	0.88	4.58	3.19	3.92
Total from investment operations	1.94	1.27	4.89	3.57	4.18
Distributions to shareholders from:
Net investment income	(0.50)	(0.41)	(0.42)	(0.21)	(0.33)
Net asset value at end of year	$33.75	$32.31	$31.45	$26.98	$23.62
Market price at end of year(b)	$33.74	$32.30	$31.43	$26.99	$23.61
Net Asset Value Total Return:(c)	6.03%	4.06%	18.25%	15.16%	21.45%
Market Price Total Return(c)	6.03%	4.10%	18.13%	15.25%	21.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$146,821	$300,455	$265,721	$434,371	$236,226
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.58%	0.58%	0.61%	0.63%
Expenses, prior to Waivers	0.59%	0.58%	0.58%	0.61%	0.63%
Net investment income, after Waivers	0.99%	1.21%	1.05%	1.47%	1.28%
Portfolio turnover rate(d)	145%	109%	124%	145%	92%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$35.69	$36.40	$32.35	$27.23	$22.18
Net investment income(a)	0.31	0.11	0.31	0.15	0.12
Net realized and unrealized gain (loss) on investments	6.26	(0.74)	4.04	5.10	5.09
Total from investment operations	6.57	(0.63)	4.35	5.25	5.21
Distributions to shareholders from:
Net investment income	(0.26)	(0.08)	(0.30)	(0.13)	(0.16)
Net asset value at end of year	$42.00	$35.69	$36.40	$32.35	$27.23
Market price at end of year(b)	$42.00	$35.68	$36.39	$32.34	$27.21
Net Asset Value Total Return:(c)	18.52%	(1.73)%	13.47%	19.29%	23.67%
Market Price Total Return(c)	18.55%	(1.73)%	13.47%	19.34%	23.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$144,902	$142,754	$192,940	$177,930	$85,765
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.61%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.61%	0.63%	0.63%	0.69%
Net investment income, after Waivers	0.83%	0.29%	0.88%	0.48%	0.52%
Portfolio turnover rate(d)	183%	136%	187%	171%	93%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.13	$26.73	$23.81	$20.11	$14.84
Net investment income(a)	0.06	0.07	0.21	0.09	0.12
Net realized and unrealized gain (loss) on investments	2.82	(1.45)	2.89	3.70	5.28
Total from investment operations	2.88	(1.38)	3.10	3.79	5.40
Distributions to shareholders from:
Net investment income	(0.04)	(0.22)	(0.18)	(0.09)	(0.13)
Net asset value at end of year	$27.97	$25.13	$26.73	$23.81	$20.11
Market price at end of year(b)	$27.98	$25.12	$26.72	$23.79	$20.10
Net Asset Value Total Return:(c)	11.49%	(5.18)%	13.04%	18.87%	36.62%
Market Price Total Return(c)	11.57%	(5.18)%	13.09%	18.83%	36.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$148,230	$90,461	$145,668	$171,430	$150,788
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.61%	0.59%	0.62%	0.63%
Expenses, prior to Waivers	0.63%	0.61%	0.59%	0.62%	0.63%
Net investment income, after Waivers	0.21%	0.26%	0.84%	0.38%	0.71%
Portfolio turnover rate(d)	103%	124%	131%	120%	70%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$33.65	$36.65	$31.20	$25.00	$27.71
Net investment income (loss)(a)	0.21	0.15	(0.01)	(0.04)	0.20	(b)
Net realized and unrealized gain (loss) on investments	9.90	(3.15)	5.46	6.44	(2.85)
Total from investment operations	10.11	(3.00)	5.45	6.40	(2.65)
Distributions to shareholders from:
Net investment income	(0.18)	—	—	(0.20)	(0.06)
Net asset value at end of year	$43.58	$33.65	$36.65	$31.20	$25.00
Market price at end of year(c)	$43.59	$33.65	$36.64	$31.19	$24.97
Net Asset Value Total Return:(d)	30.19%	(8.19)%	17.47%	25.69%	(9.57)%
Market Price Total Return(d)	30.22%	(8.16)%	17.48%	25.80%	(9.58)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$26,145	$20,189	$27,485	$29,643	$30,000
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.64%
Expenses, prior to Waivers	0.89%	0.88%	0.85%	0.82%	0.75%
Net investment income (loss), after Waivers	0.55%	0.42%	(0.02)%	(0.12)%	0.81	%(b)
Portfolio turnover rate(e)	97%	87%	74%	69%	68%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$13.20	$18.91	$28.01	$22.49		$20.48
Net investment income(a)	0.06	0.20	0.22	0.08		0.04
Net realized and unrealized gain (loss) on investments	(2.41)	(5.69)	(9.07)	5.53	(b)	2.00
Total from investment operations	(2.35)	(5.49)	(8.85)	5.61		2.04
Distributions to shareholders from:
Net investment income	(0.08)	(0.22)	(0.25)	(0.09)		(0.03)
Return of capital	(0.07)	—	—	—		—
Total distributions	(0.15)	(0.22)	(0.25)	(0.09)		(0.03)
Net asset value at end of year	$10.70	$13.20	$18.91	$28.01		$22.49
Market price at end of year(c)	$10.70	$13.19	$18.92	$28.00		$22.49
Net Asset Value Total Return:(d)	(17.99)%	(29.06)%	(31.67)%	24.98	%(b)	9.95%
Market Price Total Return(d)	(17.92)%	(29.15)%	(31.61)%	24.94%		9.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$33,174	$45,534	$72,786	$135,849		$116,973
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.61%		0.62%
Expenses, prior to Waivers	0.75%	0.72%	0.64%	0.61%		0.62%
Net investment income (loss), after Waivers	0.47%	1.46%	0.96%	0.31%		0.18%
Portfolio turnover rate(e)	90%	89%	79%	259	%(b)	68%

(a)	Based on average shares outstanding.
(b)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$62.16	$74.40	$57.65	$40.72	$32.00
Net investment income(a)	0.48	0.41	0.32	0.26	0.54	(b)
Net realized and unrealized gain (loss) on investments	(1.40)	(8.81)	18.42	16.90	8.72
Total from investment operations	(0.92)	(8.40)	18.74	17.16	9.26
Distributions to shareholders from:
Net investment income	(0.53)	(0.39)	(0.34)	(0.23)	(0.54)
Net realized gains	—	(3.45)	(1.65)	—	—
Total distributions	(0.53)	(3.84)	(1.99)	(0.23)	(0.54)
Net asset value at end of year	$60.71	$62.16	$74.40	$57.65	$40.72
Market price at end of year(c)	$60.71	$62.14	$74.35	$57.60	$40.72
Net Asset Value Total Return:(d)	(1.47)%	(11.86)%	32.95%	42.27%	29.25%
Market Price Total Return(d)	(1.44)%	(11.83)%	32.97%	42.15%	29.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$764,908	$1,168,526	$1,926,934	$1,104,007	$468,305
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.57%	0.56%	0.58%	0.63%
Expenses, prior to Waivers	0.56%	0.57%	0.56%	0.58%	0.63%
Net investment income, after Waivers	0.79%	0.58%	0.48%	0.52%	1.52	%(b)
Portfolio turnover rate(e)	26%	26%	47%	39%	24%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$35.69	$38.41	$33.15	$29.12	$25.98
Net investment income(a)	0.27	0.25	0.22	0.32	0.66
Net realized and unrealized gain (loss) on investments	0.43	(2.70)	5.38	3.99	3.11
Total from investment operations	0.70	(2.45)	5.60	4.31	3.77
Distributions to shareholders from:
Net investment income	(0.32)	(0.27)	(0.34)	(0.28)	(0.63)
Net asset value at end of year	$36.07	$35.69	$38.41	$33.15	$29.12
Market price at end of year(b)	$36.05	$35.69	$38.42	$33.14	$29.11
Net Asset Value Total Return:(c)	1.98%	(6.40)%	16.97%	14.81%	14.87%
Market Price Total Return(c)	1.92%	(6.42)%	17.04%	14.81%	14.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$14,429	$21,416	$38,410	$24,864	$24,750
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.99%	0.88%	0.91%	0.79%	0.74%
Net investment income, after Waivers	0.76%	0.67%	0.61%	0.96%	2.59%
Portfolio turnover rate(d)	152%	129%	111%	184%	83%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30, 2017
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$24.50	$26.30	$20.62		$15.22	$15.75
Net investment income(a)	0.19	0.10	0.25	(b)	0.10	0.11
Net realized and unrealized gain (loss) on investments	18.02	(1.86)	5.88		5.41	(0.52)
Total from investment operations	18.21	(1.76)	6.13		5.51	(0.41)
Distribution to shareholder from:
Net investment income	(0.24)	(0.04)	(0.33)		(0.11)	(0.12)
Return of capital	—	—	(0.12)		—	—
Total distributions	(0.24)	(0.04)	(0.45)		(0.11)	(0.12)
Net asset value at end of year	$42.47	$24.50	$26.30		$20.62	$15.22
Market price at end of year(c)	$42.51	$24.48	$26.31		$20.62	$15.19
Net Asset Value Total Return:(d)	74.65%	(6.69)%	29.90%		36.38%	(2.56)%
Market Price Total Return(d)	74.96%	(6.80)%	29.95%		36.66%	(2.50)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$235,699	$48,999	$78,911		$20,621	$16,744
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.68%	0.78%		1.05%	1.05%
Net investment income, after Waivers	0.55%	0.38%	1.03	%(b)	0.55%	0.77%
Portfolio turnover rate(e)	62%	104%	103%		126%	91%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2017	2016	2015	2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$42.20	$42.47	$33.96	$30.16		$26.87
Net investment income (loss)(a)	(0.05)	(0.08)	0.11	(0.00	)(b)	(0.01)
Net realized and unrealized gain (loss) on investments	11.30	(0.13)	8.44	3.80		3.30
Total from investment operations	11.25	(0.21)	8.55	3.80		3.29
Distributions to shareholders from:
Net investment income	(0.01)	(0.06)	(0.04)	—		—
Net asset value at end of year	$53.44	$42.20	$42.47	$33.96		$30.16
Market price at end of year(c)	$53.39	$42.21	$42.48	$33.93		$30.12
Net Asset Value Total Return:(d)	26.67%	(0.50)%	25.18%	12.60%		12.24%
Market Price Total Return(d)	26.52%	(0.50)%	25.32%	12.65%		12.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,545	$73,847	$57,329	$54,335		$48,257
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.64%	0.66%	0.71%	0.69%		0.74%
Net investment income (loss), after Waivers	(0.11)%	(0.19)%	0.29%	(0.01)%		(0.03)%
Portfolio turnover rate(e)	154%	154%	132%	150%		95%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	“Dynamic Biotechnology & Genome Portfolio”
PowerShares Dynamic Building & Construction Portfolio (PKB)	“Dynamic Building & Construction Portfolio”
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	“Dynamic Energy Exploration & Production Portfolio”
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	“Dynamic Food & Beverage Portfolio”
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	“Dynamic Leisure and Entertainment Portfolio”
PowerShares Dynamic Media Portfolio (PBS)	“Dynamic Media Portfolio”
PowerShares Dynamic Networking Portfolio (PXQ)	“Dynamic Networking Portfolio”
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	“Dynamic Oil & Gas Services Portfolio”
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	“Dynamic Pharmaceuticals Portfolio”
PowerShares Dynamic Retail Portfolio (PMR)	“Dynamic Retail Portfolio”
PowerShares Dynamic Semiconductors Portfolio (PSI)	“Dynamic Semiconductors Portfolio”
PowerShares Dynamic Software Portfolio (PSJ)	“Dynamic Software Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

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The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2017, Dynamic Biotechnology & Genome Portfolio, Dynamic Building & Construction Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Networking Portfolio, Dynamic Oil & Gas Services Portfolio, Dynamic Pharmaceuticals Portfolio and Dynamic Retail Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2018. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome Portfolio, Dynamic Building & Construction Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Leisure and Entertainment Portfolio, Dynamic Pharmaceuticals Portfolio, and Dynamic Semiconductors Portfolio.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome Portfolio	$206
Dynamic Building & Construction Portfolio	170
Dynamic Energy Exploration & Production Portfolio	49,045
Dynamic Food & Beverage Portfolio	268
Dynamic Leisure and Entertainment Portfolio	200
Dynamic Media Portfolio	278

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Dynamic Networking Portfolio	$66,031
Dynamic Oil & Gas Services Portfolio	54,300
Dynamic Pharmaceuticals Portfolio	860
Dynamic Retail Portfolio	70,700
Dynamic Semiconductors Portfolio	148
Dynamic Software Portfolio	11,243

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2017 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/18	04/30/19	04/30/20
Dynamic Energy Exploration & Production Portfolio	$64,291	$—	$15,566	$48,725
Dynamic Media Portfolio	144	—	—	144
Dynamic Networking Portfolio	189,651	61,547	62,173	65,931
Dynamic Oil & Gas Services Portfolio	110,749	11,082	45,472	54,195
Dynamic Retail Portfolio	197,638	65,416	61,610	70,612
Dynamic Semiconductors Portfolio	87,406	54,742	32,664	—
Dynamic Software Portfolio	71,510	41,026	19,345	11,139

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with NYSE Group, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The 1940 Act defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund listed below has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows Dynamic Pharmaceuticals Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2017.

Dynamic Pharmaceuticals Portfolio

	Value April 30, 2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2017	Dividend Income
Heron Therapeutics, Inc.*	$52,388,275	$37,897,276	$(42,386,345)	$27,440,477	$(40,799,113)	$34,540,570	$—

*	At April 30, 2017, this security was no longer considered an affiliate.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily

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available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Dynamic Biotechnology & Genome Portfolio
Equity Securities	$261,401,501	$—	$338,011	$261,739,512

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017			2016
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Dynamic Biotechnology & Genome Portfolio	$1,200,757	$—	$—	$4,955,367	$—	$—
Dynamic Building & Construction Portfolio	485,721	—	—	67,537	—	—
Dynamic Energy Exploration & Production Portfolio	4,659,938	—	—	2,429,800	—	—
Dynamic Food & Beverage Portfolio	2,825,653	—	—	2,995,165	—	—
Dynamic Leisure and Entertainment Portfolio	921,794	—	—	444,265	—	—
Dynamic Media Portfolio	132,206	—	—	1,074,222	—	—
Dynamic Networking Portfolio	105,774	—	—	—	—	—
Dynamic Oil & Gas Services Portfolio	311,011	—	270,928	831,786	—	—
Dynamic Pharmaceuticals Portfolio	8,704,516	—	—	49,953,074	37,675,517	—
Dynamic Retail Portfolio	176,636	—	—	182,321	—	—
Dynamic Semiconductors Portfolio	737,311	—	—	100,980	—	—
Dynamic Software Portfolio	27,911	—	—	83,133	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome Portfolio	$867,985	$(28,733)	$6,510,757	$(186,530,974)	$(15,679,573)	$425,491,366	$230,630,828
Dynamic Building & Construction Portfolio	—	(17,802)	15,886,696	(22,431,521)	(3,666,669)	328,224,359	317,995,063
Dynamic Energy Exploration & Production Portfolio	328,433	(20,089)	(986,946)	(105,588,315)	(5,453,071)	167,480,483	55,760,495
Dynamic Food & Beverage Portfolio	—	(24,151)	10,132,812	(70,541,574)	(3,190,824)	210,444,679	146,820,942
Dynamic Leisure and Entertainment Portfolio	104,784	(19,017)	8,357,205	(41,588,510)	(3,284,293)	181,331,374	144,901,543
Dynamic Media Portfolio	80,900	(20,660)	10,077,111	(73,309,025)	(3,332,992)	214,735,022	148,230,356

67

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Networking Portfolio	$137,960	$(16,765)	$3,098,094	$(34,091,974)	$(400,836)	$57,418,605	$26,145,084
Dynamic Oil & Gas Services Portfolio	—	(25,435)	(7,349,146)	(196,034,495)	(4,313,407)	240,896,057	33,173,574
Dynamic Pharmaceuticals Portfolio	791,197	(44,182)	(76,582,044)	(105,058,389)	(92,654,893)	1,038,456,782	764,908,471
Dynamic Retail Portfolio	6,533	(16,014)	828,452	(20,571,177)	(2,370,343)	36,551,185	14,428,636
Dynamic Semiconductors Portfolio	48,089	(16,885)	43,651,548	(30,438,787)	(634,183)	223,089,006	235,698,788
Dynamic Software Portfolio**	—	(17,539)	12,139,575	(21,106,599)	(3,061,598)	113,591,531	101,545,370

*	Includes net capital losses incurred after October 31(“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The Dynamic Software Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $86,407,and Post-October Capital Losses of $2,975,191.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017.

			Post-effective/ no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Biotechnology & Genome Portfolio	$50,397,332	$12,898,182	$116,533,637	$6,701,823	$186,530,974	$34,286,844
Dynamic Building & Construction Portfolio	3,001,058	6,653,613	11,225,767	1,551,083	22,431,521	2,843,349
Dynamic Energy Exploration & Production Portfolio	21,471,013	1,361,799	65,178,685	17,576,818	105,588,315	7,646,917
Dynamic Food & Beverage Portfolio	10,245,302	—	56,437,590	3,858,682	70,541,574	7,585,250
Dynamic Leisure and Entertainment Portfolio	2,889,449	2,356,106	35,588,640	754,315	41,588,510	2,895,936
Dynamic Media Portfolio	5,161,647	6,294,489	59,702,252	2,150,637	73,309,025	4,930,761
Dynamic Networking Portfolio	512,618	730,670	22,792,087	10,056,599	34,091,974	1,975,581
Dynamic Oil & Gas Services Portfolio	85,028,926	35,877,910	46,286,369	28,841,290	196,034,495	24,680,663
Dynamic Pharmaceuticals Portfolio	—	—	87,936,521	17,121,868	105,058,389	—
Dynamic Retail Portfolio	1,816,180	2,176,015	15,694,128	884,854	20,571,177	2,427,604
Dynamic Semiconductors Portfolio	10,902,954	2,120,823	15,300,302	2,114,708	30,438,787	14,001,359
Dynamic Software Portfolio	2,938,722	3,242,208	14,925,669	—	21,106,599	7,095,351

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome Portfolio	$170,908,622	$170,379,519
Dynamic Building & Construction Portfolio	216,637,786	217,277,222
Dynamic Energy Exploration & Production Portfolio	59,079,654	62,782,157
Dynamic Food & Beverage Portfolio	273,892,337	275,083,575
Dynamic Leisure and Entertainment Portfolio	239,856,783	238,668,485
Dynamic Media Portfolio	106,572,543	107,224,022
Dynamic Networking Portfolio	24,697,768	25,729,989

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	Purchases	Sales
Dynamic Oil & Gas Services Portfolio	$39,264,581	$39,196,755
Dynamic Pharmaceuticals Portfolio	251,641,074	252,313,049
Dynamic Retail Portfolio	31,126,050	29,388,098
Dynamic Semiconductors Portfolio	73,380,715	73,224,324
Dynamic Software Portfolio	136,808,612	135,615,087

For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome Portfolio	$72,066,247	$129,453,362
Dynamic Building & Construction Portfolio	417,786,084	183,404,857
Dynamic Energy Exploration & Production Portfolio	50,961,074	62,509,267
Dynamic Food & Beverage Portfolio	95,096,453	261,001,360
Dynamic Leisure and Entertainment Portfolio	236,513,676	253,527,066
Dynamic Media Portfolio	139,796,235	90,939,048
Dynamic Networking Portfolio	24,076,004	23,056,656
Dynamic Oil & Gas Services Portfolio	18,835,228	21,765,661
Dynamic Pharmaceuticals Portfolio	127,260,376	500,536,619
Dynamic Retail Portfolio	28,681,371	36,999,362
Dynamic Semiconductors Portfolio	205,787,141	75,071,829
Dynamic Software Portfolio	114,687,455	108,158,112

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome Portfolio	$28,211,517	$(21,700,760)	$6,510,757	$255,228,755
Dynamic Building & Construction Portfolio	18,766,217	(2,879,521)	15,886,696	306,931,357
Dynamic Energy Exploration & Production Portfolio	2,983,859	(3,970,805)	(986,946)	58,038,945
Dynamic Food & Beverage Portfolio	12,284,544	(2,151,732)	10,132,812	136,711,613
Dynamic Leisure and Entertainment Portfolio	10,491,194	(2,133,989)	8,357,205	136,637,949
Dynamic Media Portfolio	11,720,718	(1,643,607)	10,077,111	138,272,279
Dynamic Networking Portfolio	3,933,919	(835,825)	3,098,094	24,925,283
Dynamic Oil & Gas Services Portfolio	942,991	(8,292,137)	(7,349,146)	44,537,428
Dynamic Pharmaceuticals Portfolio	63,684,035	(140,266,079)	(76,582,044)	907,015,146
Dynamic Retail Portfolio	1,137,341	(308,889)	828,452	13,650,920
Dynamic Semiconductors Portfolio	44,010,719	(359,171)	43,651,548	192,149,186
Dynamic Software Portfolio	13,032,710	(893,135)	12,139,575	89,510,268

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Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome Portfolio	$—	$9,838,400	$(9,838,400)
Dynamic Building & Construction Portfolio	46,052	(17,683,705)	17,637,653
Dynamic Energy Exploration & Production Portfolio	430,604	(3,162,027)	2,731,423
Dynamic Food & Beverage Portfolio	287,973	(18,151,136)	17,863,163
Dynamic Leisure and Entertainment Portfolio	(19,844)	(15,047,545)	15,067,389
Dynamic Media Portfolio	—	(3,540,580)	3,540,580
Dynamic Networking Portfolio	(1)	(2,645,548)	2,645,549
Dynamic Oil & Gas Services Portfolio	(5,870)	24,946,451	(24,940,581)
Dynamic Pharmaceuticals Portfolio	—	(54,350,016)	54,350,016
Dynamic Retail Portfolio	—	321,715	(321,715)
Dynamic Semiconductors Portfolio	—	1,977,452	(1,977,452)
Dynamic Software Portfolio	80,189	(6,010,011)	5,929,822

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

72

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)
Actual	$1,000.00	$1,158.20	0.57%	$3.05
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Dynamic Building & Construction Portfolio (PKB)
Actual	1,000.00	1,203.30	0.62	3.39
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)
Actual	1,000.00	993.20	0.63	3.11
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Food & Beverage Portfolio (PBJ)
Actual	1,000.00	1,042.30	0.59	2.99
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Actual	1,000.00	1,154.00	0.60	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares Dynamic Media Portfolio (PBS)
Actual	1,000.00	1,136.50	0.63	3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Networking Portfolio (PXQ)
Actual	1,000.00	1,130.80	0.63	3.33
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
Actual	1,000.00	1,003.60	0.63	3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

73

Fees and Expenses (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)
Actual	$1,000.00	$1,080.50	0.56%	$2.89
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
PowerShares Dynamic Retail Portfolio (PMR)
Actual	1,000.00	1,051.80	0.63	3.21
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Semiconductors Portfolio (PSI)
Actual	1,000.00	1,327.20	0.63	3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Software Portfolio (PSJ)
Actual	1,000.00	1,138.40	0.63	3.34
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the results by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

74

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares Dynamic Biotechnology & Genome Portfolio	31%	31%
PowerShares Dynamic Building & Construction Portfolio	100%	100%
PowerShares Dynamic Energy Exploration & Production Portfolio	41%	41%
PowerShares Dynamic Food & Beverage Portfolio	100%	100%
PowerShares Dynamic Leisure and Entertainment Portfolio	100%	100%
PowerShares Dynamic Media Portfolio	100%	100%
PowerShares Dynamic Networking Portfolio	100%	100%
PowerShares Dynamic Oil & Gas Services Portfolio	100%	76%
PowerShares Dynamic Pharmaceuticals Portfolio	100%	100%
PowerShares Dynamic Retail Portfolio	100%	100%
PowerShares Dynamic Semiconductors Portfolio	100%	100%
PowerShares Dynamic Software Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

75

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

78

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

80

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

81

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X

84

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

87

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-7
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

April 30, 2017

2017 Annual Report to Shareholders

PYZ	PowerShares DWA Basic Materials Momentum Portfolio

PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio

PSL	PowerShares DWA Consumer Staples Momentum Portfolio

PXI	PowerShares DWA Energy Momentum Portfolio

PFI	PowerShares DWA Financial Momentum Portfolio

PTH	PowerShares DWA Healthcare Momentum Portfolio

PRN	PowerShares DWA Industrials Momentum Portfolio

PTF	PowerShares DWA Technology Momentum Portfolio

PUI	PowerShares DWA Utilities Momentum Portfolio

PNQI	PowerShares NASDAQ Internet Portfolio

2

The Market Environment

US Equity

During the fiscal year ended April 30, 2017, the US economy continued to expand and strengthen, with unemployment declining and inflation ticking upward somewhat. Signs of an improving economy prompted the US Federal Reserve to raise interest rates in December 2016 and again in March 2017. Major US stock market indexes posted gains for the reporting period, with most hitting record highs following the US presidential election. Investors seemed to believe that the new administration’s plans to reduce tax rates, scale back regulations and increase infrastructure spending had the potential to stimulate economic growth.

While US and overseas stock markets were jolted by the UK’s decision in June 2016 to leave the European Union, markets recovered relatively quickly. During the second half of calendar 2016, small-cap stocks led the US market while large-cap stocks lagged—but that reversed in the first quarter of calendar 2017. Near the close of the fiscal year, headlines out of Washington, DC, suggested that enacting significant regulatory and tax reform might be somewhat more difficult than previously anticipated; this was a slight negative for investor sentiment. For the reporting period as a whole, information technology and financials were the strongest-performing sectors, while telecommunication services and energy were the weakest-performing sectors.

Global Equity

The fiscal year ended April 30, 2017, began on a negative note, with global equity investors concerned about economic weakness in China, falling oil prices and uncertainty over the US Federal Reserve’s (the “Fed”) monetary policy. Central banks, including the Fed, the European Central Bank and the Bank of Japan, soothed investors’ nerves throughout the reporting period with accommodative monetary policies and dovish rhetoric. Other factors contributing to investor sentiment included rebounding oil prices and, in the US, generally positive economic data.

In June 2016, the decision by UK voters to leave the European Union caused global markets to decline sharply, but only briefly. The outcome of the November US presidential election caused US stocks, particularly in the health care and financials sector, to rally. However, non-US equities, particularly emerging market equities, traded lower due to currency weakness and the potential for a less favorable trade environment. Also in November, OPEC agreed to cut production for the first time in eight years; the agreement helped support higher oil prices and energy stocks.

Global equity markets began calendar 2017 with a broad rally that marked the best first quarter for equities since 2013. Volatility was largely absent, and emerging market equities posted double-digit gains in the quarter. Improved consumer confidence and eurozone employment data fueled positive market sentiment, while investors generally shrugged off Fed interest rate hikes in

December 2016 and March 2017. For the reporting period as a whole, US equities outperformed non-US equities, and emerging markets outperformed their developed-market counterparts (excluding the US)—a reversal from previous years.

3

PYZ	Manager’s Analysis
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

As an index fund, the PowerShares DWA Basic Materials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 13.98%. On a net asset value (“NAV”) basis, the Fund returned 14.04%. During the same time period, the Index returned 14.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 15.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the diversified chemicals sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the steel sub-industry and underweight the construction materials sub-industry, as well as stock selection in the commodity chemicals sub-industry, and fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2017, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the diversified chemicals and silver sub-industries, respectively. The steel sub-industry detracted most significantly from the Fund’s return, followed by the gold and commodity chemicals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Chemours Co. (The), a diversified chemicals company (portfolio average weight of 3.03%), and Albemarle Corp., a specialty chemicals company (portfolio average weight of 3.18%). Positions that detracted most significantly from the Fund’s return included Gold Resource Corp., a metals & mining company (no longer held at fiscal year-end), and United States Steel Corp., a metals & mining company (portfolio average weight of 2.51%).

4

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Specialty Chemicals	38.0
Steel	16.7
Diversified Chemicals	9.9
Paper Packaging	8.0
Commodity Chemicals	5.8
Fertilizers & Agricultural Chemicals	5.0
Industrial Gases	3.7
Paper Products	3.2
Forest Products	2.2
Copper	2.1
Aerospace & Defense	2.1
Oil & Gas Equipment & Services	2.0
Gold	1.3
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Chemours Co. (The)	5.4
FMC Corp.	5.0
International Paper Co.	4.6
Ashland Global Holdings, Inc.	4.1
Air Products & Chemicals, Inc.	3.8
Steel Dynamics, Inc.	3.5
Avery Dennison Corp.	3.3
Albemarle Corp.	3.2
Ecolab, Inc.	3.0
LyondellBasell Industries NV, Class A	3.0
Total	38.9

*	Excluding money market fund holdings.

5

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical Leaders Index†	14.84%	7.32%	23.61%	12.01%	76.33%	9.16%	140.26%	11.02%	201.19%
S&P 500® Materials Index	15.18	5.75	18.28	9.96	60.77	5.69	73.96	7.29	110.04
Fund
NAV Return	14.04	6.61	21.16	11.26	70.49	8.28	121.51	10.11	176.20
Market Price Return	13.98	6.62	21.21	11.28	70.67	8.27	121.30	10.11	176.31

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

6

PEZ	Manager’s Analysis
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

As an index fund, the PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 5.90%. On a net asset value (“NAV”) basis, the Fund returned 5.85%. During the same time period, the Index returned 6.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 15.78%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More broadly, for the fiscal year, the Index weighting included small, mid and large capitalized components while the Benchmark Index was predominantly weighted to large capitalized components.

Relative to the Benchmark Index, the Fund was most overweight in the home entertainment software sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the airlines sub-industry, and underweight internet & direct marketing retail, movies & entertainment and the home improvement retail sub-industries.

For the fiscal year ended April 30, 2017, the internet & direct marketing retail sub-industry contributed most significantly to the Fund’s return followed by the home entertainment software and restaurants sub-industries, respectively. The footwear sub-industry detracted most significantly from the Fund’s return, followed by the airlines and specialty stores sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Domino’s Pizza, Inc., a restaurants company (portfolio average weight of 5.41%), and Take-Two Interactive Software, Inc., a home entertainment software company (portfolio average weight of 3.10%). Positions that detracted most significantly from the Fund’s return included Skechers U.S.A., Inc., Class A, a footwear company (no longer held at fiscal year-end), and L Brands, Inc., an apparel retail company (no longer held at fiscal year-end).

7

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Apparel Retail	12.3
Internet & Direct Marketing Retail	12.0
Home Entertainment Software	9.5
Cable & Satellite	8.6
Restaurants	8.3
Auto Parts & Equipment	6.5
Casinos & Gaming	5.3
Broadcasting	5.1
Airlines	4.9
Automotive Retail	4.1
Home Improvement Retail	2.6
Leisure Facilities	2.6
Specialty Stores	2.5
Automobile Manufacturers	2.4
Hypermarkets & Super Centers	2.3
Tires & Rubber	2.2
Industrial Machinery	2.2
General Merchandise Stores	1.9
Home Furnishings	1.6
Specialized REITs	1.6
Office Services & Supplies	1.5
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Priceline Group, Inc. (The)	5.1
Amazon.com, Inc.	4.7
Ross Stores, Inc.	4.6
O’Reilly Automotive, Inc.	4.1
Domino’s Pizza, Inc.	4.1
Electronic Arts, Inc.	3.4
Take-Two Interactive Software, Inc.	3.4
Charter Communications, Inc., Class A	3.2
Sirius XM Holdings, Inc.	3.2
Southwest Airlines Co.	3.1
Total	38.9

*	Excluding money market fund holdings.

8

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index†	6.55%	4.91%	15.47%	9.64%	58.40%	5.81%	75.93%	6.78%	99.76%
S&P 500® Consumer Discretionary Index	15.78	14.06	48.37	16.51	114.67	10.60	173.91	10.71	192.46
Fund
NAV Return	5.85	4.22	13.20	8.90	53.17	5.17	65.47	6.12	87.19
Market Price Return	5.90	4.27	13.38	8.91	53.25	5.16	65.46	6.13	87.30

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

9

PSL	Manager’s Analysis
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

As an index fund, the PowerShares DWA Consumer Staples Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 8.12%. On a net asset value (“NAV”) basis, the Fund returned 8.12%. During the same time period, the Index returned 8.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 8.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2017, the education services sub-industry contributed most significantly to the Fund’s return, followed by the tobacco and internet & direct marketing retail sub-industries, respectively. The personal products sub-industry detracted most significantly from the Fund’s return, followed by the packaged foods & meats and household appliances sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Nutrisystem, Inc., an internet & direct marketing retail company (portfolio average weight of 2.11%), and DeVry Education Group, Inc., an education services company (portfolio average weight of 1.37%). Positions that detracted most significantly from the Fund’s return included Amplify Snack Brands, Inc., a packaged foods & meats company (no longer held at fiscal year-end), and Estee Lauder Cos., Inc. (The), Class A, a personal products company (no longer held at fiscal year-end).

10

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Packaged Foods & Meats	21.9
Household Products	15.6
Tobacco	8.5
Soft Drinks	8.2
Education Services	6.7
Distillers & Vintners	6.4
Specialized Consumer Services	4.7
Trading Companies & Distributors	4.4
Agricultural Products	3.5
Housewares & Specialties	3.4
Environmental & Facilities Services	2.9
Personal Products	2.8
Internet & Direct Marketing Retail	2.5
Industrial Machinery	2.4
Brewers	2.4
Health Care Services	2.2
Food Distributors	1.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Church & Dwight Co., Inc.	4.6
Constellation Brands, Inc., Class A	4.6
Altria Group, Inc.	4.3
Dr Pepper Snapple Group, Inc.	3.6
McCormick & Co., Inc.	3.5
Ingredion, Inc.	3.5
Newell Brands, Inc.	3.4
Spectrum Brands Holdings, Inc.	3.4
United Rentals, Inc.	3.1
Post Holdings, Inc.	3.0
Total	37.0

*	Excluding money market fund holdings.

11

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical Leaders Index†	8.84%	13.59%	46.55%	15.19%	102.84%	10.16%	163.08%	10.89%	197.54%
S&P 500® Consumer Staples Index	8.64	10.61	35.33	13.06	84.76	10.33	167.29	10.71	192.48
Fund
NAV Return	8.12	12.87	43.80	14.46	96.49	9.42	145.96	10.15	177.18
Market Price Return	8.12	12.88	43.84	14.47	96.57	9.41	145.75	10.15	177.13

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

12

PXI	Manager’s Analysis
PowerShares DWA Energy Momentum Portfolio (PXI)

As an index fund, the PowerShares DWA Energy Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the energy sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned (3.60)%. On a net asset value (“NAV”) basis, the Fund returned (3.60)%. During the same time period, the Index returned (3.21)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 2.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 35 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the oil & gas drilling sub-industry as well as stock selection in the oil & gas equipment & services and the oil & gas exploration & production sub-industries.

For the fiscal year ended April 30, 2017, the coal & consumable fuels sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing and oil & gas storage & transportation sub-industries, respectively. The oil & gas drilling sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services and oil & gas exploration & production sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Clayton Williams Energy, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end), and Targa Resources Corp., an oil & gas storage & transportation company (portfolio average weight of 3.36%). Positions that detracted most significantly from the Fund’s return included Whiting Petroleum Corp., an oil & gas exploration & production company (portfolio average weight of 1.47%), and Bill Barrett Corp., an oil & gas exploration & production company (no longer held at fiscal year-end).

13

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Oil & Gas Exploration & Production	45.1
Oil & Gas Refining & Marketing	13.6
Oil & Gas Equipment & Services	12.6
Oil & Gas Storage & Transportation	10.4
Oil & Gas Drilling	9.1
Integrated Oil & Gas	5.5
Coal & Consumable Fuels	2.2
Specialty Chemicals	1.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Cheniere Energy, Inc.	4.5
Concho Resources, Inc.	4.3
Targa Resources Corp.	3.9
Diamondback Energy, Inc.	3.9
Pioneer Natural Resources Co.	3.9
Parsley Energy, Inc., Class A	3.8
Marathon Petroleum Corp.	3.6
WPX Energy, Inc.	3.6
Valero Energy Corp.	3.5
RSP Permian, Inc.	3.3
Total	38.3

*	Excluding money market fund holdings.

14

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical Leaders Index†	(3.21)%	(14.07)%	(36.56)%	(0.35)%	(1.76)%	2.81%	31.87%	4.79%	63.76%
S&P 500® Energy Index	2.08	(7.47)	(20.78)	1.32	6.77	2.54	28.47	4.20	54.43
Fund
NAV Return	(3.60)	(14.58)	(37.68)	(0.99)	(4.85)	2.18	24.05	4.15	53.56
Market Price Return	(3.60)	(14.57)	(37.65)	(1.00)	(4.92)	2.17	23.98	4.15	53.63

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

15

PFI	Manager’s Analysis
PowerShares DWA Financial Momentum Portfolio (PFI)

As an index fund, the PowerShares DWA Financial Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the financials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Underlying Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the financial sector for inclusion in the Index. Companies in the financial services sector are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 6.41%. On a net asset value (“NAV”) basis, the Fund returned 6.51%. During the same time period, the Index returned 7.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 27.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More broadly, for the fiscal year, the Index weighting included small, mid and large capitalized components while the Benchmark Index was predominantly weighted to large capitalized components.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the retail real estate investment trust (“REIT”) and specialized REITs sub-industries, and underweight the diversified bank sub-industry.

For the fiscal year ended April 30, 2017, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the life & health insurance and property & casualty insurance sub-industries, respectively. The specialized REITs sub-industry detracted most significantly from the Fund’s return, followed by the investment banking & brokerage and retail REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Principal Financial Group, Inc., a life & health insurance company (portfolio average weight of 1.62%), and Western Alliance Bancorp, a regional banks company (portfolio average weight of 2.39%). Positions that detracted most significantly from the Fund’s return included Bank of the Ozarks, Inc., a regional banks company (portfolio average weight of 1.46%), and Genworth Financial, Inc., Class A, a life & health insurance company (no longer held at fiscal year-end).

16

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Regional Banks	47.1
Life & Health Insurance	17.2
Investment Banking & Brokerage	8.2
Diversified Banks	6.5
Multi-line Insurance	4.5
Property & Casualty Insurance	4.2
Specialized REITs	3.0
Financial Exchanges & Data	2.6
Reinsurance	2.0
Mortgage REITs	1.9
Consumer Finance	1.9
Thrifts & Mortgage Finance	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Fifth Third Bancorp	4.7
Unum Group	4.6
Bank of the Ozarks, Inc.	4.2
JPMorgan Chase & Co.	4.2
Huntington Bancshares, Inc.	3.7
Principal Financial Group, Inc.	3.3
Prudential Financial, Inc.	3.1
E*TRADE Financial Corp.	2.6
MarketAxess Holdings, Inc.	2.6
Western Alliance Bancorp	2.5
Total	35.5

*	Excluding money market fund holdings.

17

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical Leaders Index†	7.27%	5.60%	17.76%	11.28%	70.66%	3.68%	43.47%	4.06%	52.17%
S&P 500® Financials Index	27.16	11.91	40.17	15.74	107.66	(0.31)	(3.06)	0.26	2.81
Fund
NAV Return	6.51	4.89	15.41	10.50	64.73	2.88	32.84	3.27	40.44
Market Price Return	6.41	4.91	15.46	10.49	64.70	2.87	32.66	3.27	40.40

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

18

PTH	Manager’s Analysis
PowerShares DWA Healthcare Momentum Portfolio (PTH)

As an index fund, the PowerShares DWA Healthcare Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the healthcare sector for inclusion in the Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 24.26%. On a net asset value (“NAV”) basis, the Fund returned 24.19%. During the same time period, the Index returned 25.04%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 10.09%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the biotechnology, health care equipment and health care supplies sub-industries.

For the fiscal year ended April 30, 2017, the health care equipment sub-industry contributed most significantly to the Fund’s return, followed by the biotechnology and health care supplies sub-industries, respectively. The health care services sub-industry detracted most significantly from the Fund’s return, followed by the health care facilities and life sciences tools & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Exelixis, Inc., a biotechnology company (portfolio average weight of 3.98%), and Sarepta Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Puma Biotechnology, Inc., a biotechnology company (no longer held at fiscal year-end), and DexCom, Inc., a health care equipment company (no longer held at fiscal year-end).

19

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Biotechnology	42.4
Health Care Equipment	24.5
Managed Health Care	10.8
Pharmaceuticals	9.1
Health Care Supplies	7.8
Health Care Services	3.6
Life Sciences Tools & Services	1.8
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Exact Sciences Corp.	5.9
Exelixis, Inc.	5.4
Masimo Corp.	4.4
Clovis Oncology, Inc.	4.0
Align Technology, Inc.	3.8
Esperion Therapeutics, Inc.	3.7
UnitedHealth Group, Inc.	3.6
Becton, Dickinson and Co.	3.4
IDEXX Laboratories, Inc.	2.9
Boston Scientific Corp.	2.9
Total	40.0

*	Excluding money market fund holdings.

20

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical Leaders Index†	25.04%	7.44%	24.03%	12.37%	79.13%	7.75%	110.86%	8.74%	142.02%
S&P 500® Health Care Index	10.09	10.86	36.26	17.06	119.84	9.76	153.73	10.18	178.05
Fund
NAV Return	24.19	6.67	21.37	11.57	72.87	6.96	95.99	7.95	124.04
Market Price Return	24.26	6.66	21.35	11.56	72.79	6.95	95.89	7.95	124.00

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

21

PRN	Manager’s Analysis
PowerShares DWA Industrials Momentum Portfolio (PRN)

As an index fund, the PowerShares DWA Industrials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 16.48%. On a net asset value (“NAV”) basis, the Fund returned 16.50%. During the same time period, the Index returned 17.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 19.40%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the industrial sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the aerospace & defense sub-industry as well as being underweight in the industrial conglomerate sub-industry.

For the fiscal year ended April 30, 2017, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the building products and industrial machinery sub-industries, respectively. The construction materials sub-industry detracted most significantly from the Fund’s return, followed by the electrical components & equipment and specialty chemicals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included A. O. Smith Corp., a building products company (portfolio average weight of 3.73%), and Packaging Corp. of America, a paper packaging company (portfolio average weight of 2.06%). Positions that detracted most significantly from the Fund’s return included Energy Recovery, Inc., an industrial machinery company (no longer held at fiscal year-end), and U.S. Concrete, Inc., a construction materials company (no longer held at fiscal year-end).

22

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Aerospace & Defense	19.0
Industrial Machinery	10.2
Building Products	7.1
Construction & Engineering	6.8
Airport Services	6.1
Electronic Components	5.8
IT Consulting & Other Services	4.5
Life Sciences Tools & Services	4.2
Health Care Equipment	3.1
Electronic Equipment & Instruments	2.9
Paper Packaging	2.8
Human Resource & Employment Services	2.8
Electronic Manufacturing Services	2.5
Data Processing & Outsourced Services	2.4
Electrical Components & Equipment	2.3
Diversified Support Services	2.3
Health Care Services	2.3
Trucking	2.2
Commodity Chemicals	2.0
Agricultural & Farm Machinery	2.0
Semiconductor Equipment	1.8
Commercial Printing	1.8
Trading Companies & Distributors	1.5
Distributors	1.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Macquarie Infrastructure Corp.	6.1
Lockheed Martin Corp.	5.7
Mettler-Toledo International, Inc.	4.2
Dycom Industries, Inc.	3.6
Huntington Ingalls Industries, Inc.	3.3
Accenture PLC, Class A	3.2
Danaher Corp.	3.1
Parker-Hannifin Corp.	2.9
Coherent, Inc.	2.9
Packaging Corp. of America	2.8
Total	37.8

*	Excluding money market fund holdings.

23

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical Leaders Index†	17.28%	5.16%	16.28%	13.49%	88.27%	7.71%	110.09%	8.69%	140.97%
S&P 500® Industrials Index	19.40	10.01	33.12	14.81	99.51	7.84	112.70	8.22	130.16
Fund
NAV Return	16.50	4.46	14.00	12.63	81.26	6.82	93.35	7.81	120.97
Market Price Return	16.48	4.49	14.07	12.64	81.34	6.81	93.25	7.81	121.02

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

24

PTF	Manager’s Analysis
PowerShares DWA Technology Momentum Portfolio (PTF)

As an index fund, the PowerShares DWA Technology Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the technology sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and wireless communication technologies. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 25.38%. On a net asset value (“NAV”) basis, the Fund returned 25.46%. During the same time period, the Index returned 25.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 35.36%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to being underweight the data processing & outsourced services, the systems software and technology hardware storage & peripherals sub-industries.

For the fiscal year ended April 30, 2017, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the IT consulting & other services and internet software & services sub-industries, respectively. The internet & direct marketing retail sub-industry detracted most significantly from the Fund’s return, followed by the systems software and electrical components & equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included NVIDIA Corp., a semiconductors company (no longer held at fiscal year-end), and DXC Technology Co., an IT consulting & other services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Acacia Communications Inc., a communications equipment company (no longer held at fiscal year-end), and NeoPhotonics Corporation, a semiconductors company (no longer held at fiscal year-end).

25

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Semiconductors	18.0
Application Software	15.8
Internet Software & Services	13.3
Technology Hardware, Storage & Peripherals	11.5
Semiconductor Equipment	9.8
Communications Equipment	9.5
Electronic Components	4.7
Wireless Telecommunication Services	4.0
Health Care Technology	3.1
IT Consulting & Other Services	2.8
Systems Software	2.1
Data Processing & Outsourced Services	1.9
Aerospace & Defense	1.9
Technology Distributors	1.6
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Apple, Inc.	4.9
Amphenol Corp., Class A	4.7
Advanced Micro Devices, Inc.	4.2
T-Mobile US, Inc.	3.9
Facebook, Inc., Class A	3.5
Applied Optoelectronics, Inc.	3.4
Cadence Design Systems, Inc.	3.1
Lam Research Corp.	2.8
Adobe Systems, Inc.	2.6
Micron Technology, Inc.	2.5
Total	35.6

*	Excluding money market fund holdings.

26

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical Leaders Index†	25.95%	12.74%	43.28%	11.79%	74.63%	5.93%	77.86%	6.49%	94.06%
S&P 500® Information Technology Index	35.36	17.68	62.99	15.65	106.84	11.04	184.93	11.16	205.40
Fund
NAV Return	25.46	12.08	40.80	11.05	68.92	5.21	66.15	5.76	80.60
Market Price Return	25.38	12.04	40.66	11.05	68.88	5.19	65.93	5.76	80.48

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

27

PUI	Manager’s Analysis
PowerShares DWA Utilities Momentum Portfolio (PUI)

As an index fund, the PowerShares DWA Utilities Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The Index is composed of at least 30 common stocks of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these common stocks from approximately 2,000 of the largest constituents by dollar volume within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. After giving each eligible security a momentum score, the Index Provider selects at least 30 common stocks with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services. The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 13.78%. On a net asset value (“NAV”) basis, the Fund returned 13.65%. During the same time period, the Index returned 14.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 10.57%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2017. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight the gas utilities sub-industry as well as stock selection in the oil & gas storage & transportation sub-industry.

For the fiscal year ended April 30, 2017, the electric utilities sub-industry contributed most significantly to the Fund’s return, followed by the multi-utilities and gas utilities sub-industries, respectively. The wireless telecommunication services sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.64%), and NRG Energy, Inc., an independent power producers & energy traders company (portfolio average weight of 1.39%). Positions that detracted most significantly from the Fund’s return included Shenandoah Telecommunications Co., a wireless telecommunication services company (no longer held at fiscal year-end), and TerraForm Power, Inc., Class A, a renewable electricity company (no longer held at fiscal year-end).

28

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Electric Utilities	35.6
Multi-Utilities	32.7
Gas Utilities	15.3
Water Utilities	6.7
Oil & Gas Storage & Transportation	3.3
Independent Power Producers & Energy Traders	2.5
Integrated Telecommunication Services	2.1
Renewable Electricity	1.7
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2017
Security
PG&E Corp.	3.8
Edison International	3.7
CMS Energy Corp.	3.6
Duke Energy Corp.	3.5
WEC Energy Group, Inc.	3.4
ONEOK, Inc.	3.4
NiSource, Inc.	3.4
NextEra Energy, Inc.	3.3
Xcel Energy, Inc.	3.3
DTE Energy Co.	3.2
Total	34.6

29

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception††
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical Leaders Index†	14.28%	10.85%	36.20%	14.37%	95.67%	6.90%	94.83%	9.10%	172.69%
S&P 500® Utilities Index	10.57	10.07	33.34	11.87	75.19	6.34	84.88	8.75	162.80
Fund
NAV Return	13.65	10.18	33.77	13.65	89.61	6.12	81.16	8.32	150.96
Market Price Return	13.78	10.23	33.95	13.70	90.03	6.13	81.22	8.34	151.37

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2018. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

powershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	The Blended-Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2017.

††	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

30

PNQI	Manager’s Analysis
PowerShares NASDAQ Internet Portfolio (PNQI)

As an index fund, the PowerShares NASDAQ Internet Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of Internet companies that comprise the Index.

Nasdaq, Inc. (the “Index Provider”) compiles the Index strictly in accordance with its guidelines and mandated procedures. The Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in Internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Index include Internet software and services companies involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design, and e-commerce. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2017, on a market price basis, the Fund returned 29.73%. On a net asset value (“NAV”) basis, the Fund returned 29.63%. During the same time period, the Index returned 30.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 30.23%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 110 securities. The Fund provided this additional comparative benchmark because of its recognition in the marketplace and to help investors better understand how the investment results of the Fund compares to the performance of a broad-based market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that includes a set of companies engaged in Internet-related businesses, whereas the Benchmark Index consists of the approximately 100 largest non-financial companies listed on the NASDAQ Stock Market.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2017. The Fund’s underperformance relative to the Benchmark Index during that period can be attributed to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2017, the internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail and specialized real estate investment trust (“REIT”) sub-industries, respectively. The casinos & gaming sub-industry detracted most significantly from the Fund’s return, followed by the application software sub-industry.

Positions that contributed most significantly to the Fund’s return included Netflix, Inc., an internet & direct marketing retail company (portfolio average weight of 5.64%), and Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 8.32%). Positions that detracted most significantly from the Fund’s return included Baidu, Inc. ADR (China), an internet software & services company (portfolio average weight of 6.23%), and TripAdvisor, Inc., an internet & direct marketing retail company (portfolio average weight of 1.51%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2017
Internet Software & Services	55.0
Internet & Direct Marketing Retail	38.7
Specialized REITs	4.1
Communications Equipment	1.6
Alternative Carriers	0.3
Wireless Telecommunication Services	0.1
Casinos & Gaming	0.1
Application Software	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2017
Security
Facebook, Inc., Class A	8.2
Alphabet, Inc., Class C	8.2
Amazon.com, Inc.	8.1
Priceline Group, Inc. (The)	8.0
Netflix, Inc.	8.0
JD.Com, Inc., Class A ADR	4.3
Equinix, Inc. REIT	4.1
Yahoo!, Inc.	3.9
Baidu, Inc. ADR	3.8
eBay, Inc.	3.7
Total	60.3

*	Excluding money market fund holdings.

31

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2017

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ Internet IndexSM	30.31%	17.81%	63.52%	19.87%	147.46%	17.96%	333.76%
NASDAQ-100® Index	30.23	17.40	61.80	16.95	118.81	13.95	219.11
Fund
NAV Return	29.63	17.18	60.88	19.28	141.47	17.35	314.02
Market Price Return	29.73	17.26	61.23	19.29	141.54	17.14	307.69

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See powershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

32

Schedule of Investments(a)

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—2.1%
76,958	Arconic, Inc.	$2,103,262

	Commodity Chemicals—5.8%
35,987	LyondellBasell Industries NV, Class A	3,050,258
88,947	Olin Corp.	2,857,867

		5,908,125

	Copper—2.1%
165,904	Freeport-McMoRan, Inc.(b)	2,115,276

	Diversified Chemicals—9.9%
134,752	Chemours Co. (The)	5,429,158
30,684	Eastman Chemical Co.	2,447,049
86,072	Huntsman Corp.	2,132,004

		10,008,211

	Fertilizers & Agricultural Chemicals—5.0%
69,124	FMC Corp.	5,061,951

	Forest Products—2.2%
88,398	Louisiana-Pacific Corp.(b)	2,275,365

	Gold—1.3%
18,622	Royal Gold, Inc.	1,316,203

	Industrial Gases—3.7%
26,965	Air Products & Chemicals, Inc.	3,788,582

	Oil & Gas Equipment & Services—2.0%
49,193	US Silica Holdings, Inc.	2,041,510

	Paper Packaging—8.0%
40,636	Avery Dennison Corp.	3,381,321
86,676	International Paper Co.	4,677,904

		8,059,225

	Paper Products—3.2%
78,768	KapStone Paper and Packaging Corp.	1,661,217
20,740	Neenah Paper, Inc.	1,624,979

		3,286,196

	Specialty Chemicals—38.0%
29,894	Albemarle Corp.	3,255,756
33,886	Ashland Global Holdings, Inc.	4,184,921
13,739	Balchem Corp.	1,115,057
30,952	Celanese Corp., Series A	2,694,062
23,685	Ecolab, Inc.	3,057,497
32,486	H.B. Fuller Co.	1,716,235
33,488	Ingevity Corp.(b)	2,117,446
26,129	Innospec, Inc.	1,724,514
16,736	International Flavors & Fragrances, Inc.	2,319,442
16,759	Minerals Technologies, Inc.	1,318,933
5,216	NewMarket Corp.	2,455,171
131,146	Platform Specialty Products Corp.(b)	1,858,339
67,619	PolyOne Corp.	2,651,341
22,534	PPG Industries, Inc.	2,475,135
12,917	Quaker Chemical Corp.	1,867,798
40,034	RPM International, Inc.	2,104,187
18,751	Sensient Technologies Corp.	1,533,832

		38,449,666

Number of Shares		Value
	Common Stocks (continued)
	Steel—16.7%
316,477	AK Steel Holding Corp.(b)	$2,006,464
432,631	Cliffs Natural Resources, Inc.(b)	2,907,280
37,650	Nucor Corp.	2,309,074
97,221	Steel Dynamics, Inc.	3,513,567
121,425	SunCoke Energy, Inc.(b)	1,113,467
69,663	TimkenSteel Corp.(b)	1,050,518
119,677	United States Steel Corp.	2,671,191
29,579	Worthington Industries, Inc.	1,286,687

		16,858,248

	Total Common Stocks (Cost $93,428,885)	101,271,820

	Money Market Fund—0.1%
75,370	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $75,370)	75,370

	Total Investments (Cost $93,504,255)—100.1%	101,347,190
	Other assets less liabilities—(0.1)%	(78,343)

	Net Assets—100.0%	$101,268,847

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Airlines—4.9%
13,300	SkyWest, Inc.	$494,760
16,145	Southwest Airlines Co.	907,672

		1,402,432

	Apparel Retail—12.3%
8,087	Burlington Stores, Inc.(b)	799,966
5,731	Children’s Place, Inc. (The)	657,919
20,334	Ross Stores, Inc.	1,321,710
9,780	TJX Cos., Inc. (The)	769,099

		3,548,694

	Auto Parts & Equipment—6.5%
6,069	LCI Industries	613,879
4,695	Lear Corp.	669,789
5,735	Visteon Corp.(b)	590,418

		1,874,086

	Automobile Manufacturers—2.4%
7,195	Thor Industries, Inc.	692,015

	Automotive Retail—4.1%
4,733	O’Reilly Automotive, Inc.(b)	1,174,494

	Broadcasting—5.1%
28,420	Gray Television, Inc.(b)	416,353
6,578	Nexstar Media Group, Inc., Class A	453,882
23,231	TEGNA, Inc.	591,926

		1,462,161

	Cable & Satellite—8.6%
2,709	Charter Communications, Inc., Class A(b)	935,038
15,966	Comcast Corp., Class A	625,708
186,821	Sirius XM Holdings, Inc.(c)	924,764

		2,485,510

	Casinos & Gaming—5.3%
26,571	Eldorado Resorts, Inc.(b)	508,170
20,933	Pinnacle Entertainment, Inc.(b)	430,592
24,365	Scientific Games Corp., Class A(b)	578,669

		1,517,431

	General Merchandise Stores—1.9%
14,602	Ollie’s Bargain Outlet Holdings, Inc.(b)	559,257

	Home Entertainment Software—9.5%
14,883	Activision Blizzard, Inc.	777,637
10,482	Electronic Arts, Inc.(b)	993,903
15,572	Take-Two Interactive Software, Inc.(b)	978,700

		2,750,240

	Home Furnishings—1.6%
9,078	Leggett & Platt, Inc.	476,958

	Home Improvement Retail—2.6%
4,842	Home Depot, Inc. (The)	755,836

	Hypermarkets & Super Centers—2.3%
3,758	Costco Wholesale Corp.	667,120

	Industrial Machinery—2.2%
4,581	Middleby Corp. (The)(b)	623,612

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Internet & Direct Marketing Retail—12.0%
1,457	Amazon.com, Inc.(b)	$1,347,710
12,152	Liberty Ventures, Series A(b)	654,385
797	Priceline Group, Inc. (The)(b)	1,471,916

		3,474,011

	Leisure Facilities—2.6%
3,778	Vail Resorts, Inc.	746,759

	Office Services & Supplies—1.5%
30,708	ACCO Brands Corp.(b)	437,589

	Restaurants—8.3%
4,010	Cracker Barrel Old Country Store, Inc.(c)	642,362
9,030	Dave & Buster’s Entertainment, Inc.(b)	578,010
6,442	Domino’s Pizza, Inc.	1,168,515

		2,388,887

	Specialized REITs—1.6%
6,282	Lamar Advertising Co., Class A REIT	452,744

	Specialty Stores—2.5%
2,565	Ulta Beauty, Inc.(b)	721,894

	Tires & Rubber—2.2%
17,247	Goodyear Tire & Rubber Co. (The)	624,859

	Total Common Stocks and Other Equity Interests (Cost $25,310,236)	28,836,589

	Money Market Fund—0.2%
58,516	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $58,516)	58,516

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $25,368,752)—100.2%	28,895,105

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.3%
1,227,268	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $1,227,268)	1,227,268

	Total Investments (Cost $26,596,020)—104.5%	30,122,373
	Other assets less liabilities—(4.5)%	(1,285,873)

	Net Assets—100.0%	$28,836,500

Investment Abbreviations:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

April 30, 2017

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—3.5%
21,621	Ingredion, Inc.	$2,677,112

	Brewers—2.4%
19,540	Molson Coors Brewing Co., Class B	1,873,691

	Distillers & Vintners—6.4%
20,392	Constellation Brands, Inc., Class A	3,518,436
26,682	MGP Ingredients, Inc.	1,397,069

		4,915,505

	Education Services—6.7%
19,680	Bright Horizons Family Solutions, Inc.(b)	1,498,042
44,563	DeVry Education Group, Inc.	1,686,709
26,017	Grand Canyon Education, Inc.(b)	1,955,438

		5,140,189

	Environmental & Facilities Services—2.9%
58,761	Rollins, Inc.	2,281,690

	Food Distributors—1.5%
41,975	US Foods Holding Corp.(b)	1,183,695

	Health Care Services—2.2%
8,292	Chemed Corp.	1,669,843

	Household Products—15.6%
71,613	Church & Dwight Co., Inc.	3,546,992
24,188	Energizer Holdings, Inc.	1,432,655
73,349	HRG Group, Inc.(b)	1,467,713
14,850	Kimberly-Clark Corp.	1,926,787
18,123	Spectrum Brands Holdings, Inc.	2,604,819
9,950	WD-40 Co.	1,043,258

		12,022,224

	Housewares & Specialties—3.4%
55,434	Newell Brands, Inc.	2,646,419

	Industrial Machinery—2.4%
13,802	Stanley Black & Decker, Inc.	1,879,142

	Internet & Direct Marketing Retail—2.5%
36,091	Nutrisystem, Inc.	1,929,064

	Packaged Foods & Meats—21.9%
28,078	Campbell Soup Co.	1,615,608
49,069	Conagra Brands, Inc.	1,902,896
8,455	J & J Snack Foods Corp.	1,137,874
15,462	JM Smucker Co. (The)	1,959,345
27,567	Kellogg Co.	1,957,257
8,758	Lancaster Colony Corp.	1,102,632
27,354	McCormick & Co., Inc.	2,732,664
38,291	Pinnacle Foods, Inc.	2,226,622
27,420	Post Holdings, Inc.(b)	2,308,490

		16,943,388

	Personal Products—2.8%
34,044	Herbalife Ltd.(b)(c)	2,153,623

	Soft Drinks—8.2%
5,960	Coca-Cola Bottling Co. Consolidated	1,262,686
30,302	Dr Pepper Snapple Group, Inc.	2,777,178
25,606	National Beverage Corp.	2,268,435

		6,308,299

Number of Shares		Value
	Common Stocks (continued)
	Specialized Consumer Services—4.7%
63,013	Service Corp. International	$2,030,279
33,133	Sotheby’s(b)(c)	1,569,179

		3,599,458

	Tobacco—8.5%
46,716	Altria Group, Inc.	3,353,275
15,801	Philip Morris International, Inc.	1,751,383
19,627	Universal Corp.	1,441,603

		6,546,261

	Trading Companies & Distributors—4.4%
23,077	Herc Holdings, Inc.(b)	1,049,311
21,613	United Rentals, Inc.(b)	2,370,082

		3,419,393

	Total Common Stocks (Cost $70,539,467)	77,188,996

	Money Market Fund—0.1%
82,698	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $82,698)	82,698

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $70,622,165)—100.1%	77,271,694

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.6%
2,751,133	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $2,751,133)	2,751,133

	Total Investments (Cost $73,373,298)—103.7%	80,022,827
	Other assets less liabilities—(3.7)%	(2,831,414)

	Net Assets—100.0%	$77,191,413

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares DWA Energy Momentum Portfolio (PXI)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Coal & Consumable Fuels—2.2%
162,345	CONSOL Energy, Inc.(b)	$2,464,397

	Integrated Oil & Gas—5.5%
30,117	Chevron Corp.	3,213,484
48,525	Occidental Petroleum Corp.	2,986,229

		6,199,713

	Oil & Gas Drilling—9.1%
45,912	Helmerich & Payne, Inc.	2,784,104
129,847	Patterson-UTI Energy, Inc.	2,810,538
215,603	Transocean Ltd.(b)	2,378,101
106,235	Unit Corp.(b)	2,282,990

		10,255,733

	Oil & Gas Equipment & Services—12.6%
129,296	Archrock, Inc.	1,525,693
67,521	Exterran Corp.(b)	1,848,050
116,328	Forum Energy Technologies, Inc.(b)	1,965,943
70,027	Halliburton Co.	3,212,839
248,376	Helix Energy Solutions Group, Inc.(b)	1,520,061
281,600	McDermott International, Inc.(b)	1,841,664
124,173	RPC, Inc.(c)	2,256,223

		14,170,473

	Oil & Gas Exploration & Production—45.1%
30,479	Cimarex Energy Co.	3,556,290
37,874	Concho Resources, Inc.(b)	4,797,121
54,403	Continental Resources, Inc.(b)	2,307,231
44,113	Diamondback Energy, Inc.(b)	4,404,242
37,107	EOG Resources, Inc.	3,432,398
203,653	Laredo Petroleum, Inc.(b)	2,618,978
293,787	Oasis Petroleum, Inc.(b)	3,507,817
143,900	Parsley Energy, Inc., Class A(b)	4,286,781
62,341	PDC Energy, Inc.(b)	3,443,093
25,170	Pioneer Natural Resources Co.	4,354,158
116,484	Rice Energy, Inc.(b)	2,479,944
98,087	RSP Permian, Inc.(b)	3,732,210
219,021	Sanchez Energy Corp.(b)(c)	1,695,223
268,721	Whiting Petroleum Corp.(b)	2,230,384
335,571	WPX Energy, Inc.(b)	4,003,362

		50,849,232

	Oil & Gas Refining & Marketing—13.6%
107,350	CVR Energy, Inc.(c)	2,349,891
93,255	Delek US Holdings, Inc.	2,244,648
80,677	Marathon Petroleum Corp.	4,109,686
33,085	Phillips 66	2,632,243
61,783	Valero Energy Corp.	3,991,800

		15,328,268

	Oil & Gas Storage & Transportation—10.4%
111,248	Cheniere Energy, Inc.(b)	5,045,097
67,043	SemGroup Corp., Class A	2,232,532
80,243	Targa Resources Corp.	4,423,796

		11,701,425

	Specialty Chemicals—1.5%
144,394	Flotek Industries, Inc.(b)(c)	1,734,172

	Total Common Stocks (Cost $120,329,576)	112,703,413

Number of Shares		Value
	Money Market Fund—0.1%
141,457	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $141,457)	$141,457

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $120,471,033)—100.1%	112,844,870

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.0%
7,905,625	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $7,905,625)	7,905,625

	Total Investments (Cost $128,376,658)—107.1%	120,750,495
	Other assets less liabilities—(7.1)%	(8,019,455)

	Net Assets—100.0%	$112,731,040

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares DWA Financial Momentum Portfolio (PFI)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Finance—1.9%
128,479	SLM Corp.(b)	$1,611,127

	Diversified Banks—6.5%
86,447	Bank of America Corp.	2,017,673
41,072	JPMorgan Chase & Co.	3,573,264

		5,590,937

	Financial Exchanges & Data—2.6%
11,715	MarketAxess Holdings, Inc.	2,255,372

	Investment Banking & Brokerage—8.2%
44,353	Charles Schwab Corp. (The)	1,723,114
65,797	E*TRADE Financial Corp.(b)	2,273,286
13,907	Evercore Partners, Inc., Class A	1,025,641
27,623	Raymond James Financial, Inc.	2,058,466

		7,080,507

	Life & Health Insurance—17.2%
28,420	Lincoln National Corp.	1,873,731
16,555	Primerica, Inc.	1,387,309
43,632	Principal Financial Group, Inc.	2,841,752
24,878	Prudential Financial, Inc.	2,662,692
26,262	Torchmark Corp.	2,014,558
85,511	Unum Group	3,961,725

		14,741,767

	Mortgage REITs—1.9%
52,912	Blackstone Mortgage Trust, Inc., Class A REIT	1,633,922

	Multi-line Insurance—4.5%
13,186	American Financial Group, Inc.	1,283,130
18,598	Assurant, Inc.	1,789,871
19,609	Horace Mann Educators Corp.	757,888

		3,830,889

	Property & Casualty Insurance—4.2%
12,629	Arch Capital Group Ltd.(b)	1,224,634
11,615	Argo Group International Holdings Ltd.	766,009
26,401	Assured Guaranty Ltd.	1,006,670
12,093	Selective Insurance Group, Inc.	638,511

		3,635,824

	Regional Banks—47.1%
19,708	Ameris Bancorp	928,247
49,326	BancorpSouth, Inc.	1,501,977
75,560	Bank of the Ozarks, Inc.	3,586,833
12,905	Banner Corp.	712,356
18,703	Cathay General Bancorp	711,649
26,755	Centerstate Banks, Inc.	675,029
27,993	CVB Financial Corp.	602,969
14,041	Eagle Bancorp, Inc.(b)	841,056
38,196	East West Bancorp, Inc.	2,072,897
12,332	FCB Financial Holdings, Inc., Class A(b)	582,687
164,751	Fifth Third Bancorp	4,024,867
21,894	First Merchants Corp.	905,974
20,599	First Republic Bank	1,904,584
15,169	Great Western Bancorp, Inc.	624,963
27,993	Home BancShares, Inc.	712,422
248,571	Huntington Bancshares, Inc.	3,196,623

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Regional Banks (continued)
84,004	Investors Bancorp, Inc.	$1,163,455
24,496	Pacific Premier Bancorp, Inc.(b)	895,329
21,864	PacWest Bancorp	1,079,863
24,718	Pinnacle Financial Partners, Inc.	1,581,952
135,347	Regions Financial Corp.	1,861,021
16,766	Renasant Corp.	710,878
26,832	Seacoast Banking Corp. of Florida(b)	649,334
25,428	ServisFirst Bancshares, Inc.	961,178
40,277	Sterling Bancorp	936,440
32,776	Synovus Financial Corp.	1,370,037
12,594	Texas Capital Bancshares, Inc.(b)	958,403
24,015	United Community Banks, Inc.	656,810
36,687	Webster Financial Corp.	1,864,067
44,341	Western Alliance Bancorp(b)	2,123,934

		40,397,834

	Reinsurance—2.0%
13,528	Reinsurance Group of America, Inc.	1,691,541

	Specialized REITs—3.0%
15,376	CoreSite Realty Corp. REIT	1,504,542
21,137	DuPont Fabros Technology, Inc. REIT	1,089,612

		2,594,154

	Thrifts & Mortgage Finance—0.9%
16,809	Walker & Dunlop, Inc.(b)	753,884

	Total Common Stocks and Other Equity Interests (Cost $85,261,571)	85,817,758

	Money Market Fund—0.1%
96,496	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $96,496)	96,496

	Total Investments (Cost $85,358,067)—100.1%	85,914,254
	Other assets less liabilities—(0.1)%	(57,645)

	Net Assets—100.0%	$85,856,609

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—42.4%
20,348	Aimmune Therapeutics, Inc.(b)	$395,565
17,686	Avexis, Inc.(b)	1,423,723
17,453	Bluebird Bio, Inc.(b)	1,552,444
24,306	Blueprint Medicines Corp.(b)	1,132,174
70,759	Cara Therapeutics, Inc.(b)(c)	1,124,361
43,159	Clovis Oncology, Inc.(b)	2,498,475
26,736	Concert Pharmaceuticals, Inc.(b)	424,300
31,048	Epizyme, Inc.(b)	560,416
65,763	Esperion Therapeutics, Inc.(b)	2,351,027
123,887	Exact Sciences Corp.(b)(c)	3,717,849
152,802	Exelixis, Inc.(b)	3,422,765
14,012	Foundation Medicine, Inc.(b)	497,426
46,758	Global Blood Therapeutics, Inc.(b)	1,353,644
186,007	Immunomedics, Inc.(b)(c)	1,065,820
16,005	Kite Pharma, Inc.(b)	1,313,690
11,063	Loxo Oncology, Inc.(b)	509,562
20,899	NewLink Genetics Corp.(b)	390,602
39,590	Portola Pharmaceuticals, Inc.(b)	1,583,204
86,238	Progenics Pharmaceuticals, Inc.(b)	683,005
12,023	Sage Therapeutics, Inc.(b)	853,633

		26,853,685

	Health Care Equipment—24.5%
11,503	Becton, Dickinson and Co.	2,150,716
68,864	Boston Scientific Corp.(b)	1,816,632
8,606	Cantel Medical Corp.	640,373
21,255	Glaukos Corp.(b)	1,010,250
12,178	Hill-Rom Holdings, Inc.	921,144
11,070	IDEXX Laboratories, Inc.(b)	1,856,771
8,319	Inogen, Inc.(b)	689,562
16,322	Integra LifeSciences Holdings Corp.(b)	750,322
21,388	K2M Group Holdings, Inc.(b)	473,744
27,328	Masimo Corp.(b)	2,807,679
15,185	NuVasive, Inc.(b)	1,101,065
15,743	NxStage Medical, Inc.(b)	470,558
9,633	Penumbra, Inc.(b)	823,140

		15,511,956

	Health Care Services—3.6%
12,034	Amedisys, Inc.(b)	652,243
36,805	Teladoc, Inc.(b)	912,764
20,099	Tivity Health, Inc.(b)	675,326

		2,240,333

	Health Care Supplies—7.8%
17,955	Align Technology, Inc.(b)	2,417,102
15,458	Merit Medical Systems, Inc.(b)	520,935
45,131	OraSure Technologies, Inc.(b)	591,667
18,726	Spectranetics Corp. (The)(b)	535,564
9,106	West Pharmaceutical Services, Inc.	838,025

		4,903,293

	Life Sciences Tools & Services—1.8%
18,121	PRA Health Sciences, Inc.(b)	1,159,019

	Managed Health Care—10.8%
11,950	Aetna, Inc.	1,614,087
7,469	Anthem, Inc.	1,328,660

Number of Shares		Value
	Common Stocks (continued)
	Managed Health Care (continued)
13,023	UnitedHealth Group, Inc.	$2,277,462
10,608	WellCare Health Plans, Inc.(b)	1,627,373

		6,847,582

	Pharmaceuticals—9.1%
29,419	Aerie Pharmaceuticals, Inc.(b)	1,295,907
186,853	Chelsea Therapeutics International Ltd.(b)	14,948
58,309	Corcept Therapeutics, Inc.(b)	556,268
6,844	Heska Corp.(b)	740,863
29,067	Medicines Co. (The)(b)	1,433,585
36,124	Nektar Therapeutics(b)	685,272
32,323	Supernus Pharmaceuticals, Inc.(b)	1,053,730

		5,780,573

	Total Common Stocks (Cost $54,188,609)	63,296,441

	Money Market Fund—0.2%
88,540	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $88,540)	88,540

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $54,277,149)—100.2%	63,384,981

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.4%
5,970,939	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $5,970,939)	5,970,939

	Total Investments (Cost $60,248,088)—109.6%	69,355,920
	Other assets less liabilities—(9.6)%	(6,076,982)

	Net Assets—100.0%	$63,278,938

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares DWA Industrials Momentum Portfolio (PRN)

April 30, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Aerospace & Defense—19.0%
16,975	Boeing Co. (The)	$3,137,489
23,321	HEICO Corp.	1,657,424
21,619	Huntington Ingalls Industries, Inc.	4,343,041
27,636	Lockheed Martin Corp.	7,446,520
12,422	Northrop Grumman Corp.	3,055,315
16,656	Orbital ATK, Inc.	1,648,944
22,582	Raytheon Co.	3,504,952

		24,793,685

	Agricultural & Farm Machinery—2.0%
40,462	Toro Co. (The)	2,626,793

	Airport Services—6.1%
98,372	Macquarie Infrastructure Corp.	8,004,530

	Building Products—7.1%
59,580	A.O. Smith Corp.	3,210,170
23,602	Apogee Enterprises, Inc.	1,286,309
19,970	Lennox International, Inc.	3,302,838
21,492	Patrick Industries, Inc.(b)	1,527,007

		9,326,324

	Commercial Printing—1.8%
32,130	Deluxe Corp.	2,310,468

	Commodity Chemicals—2.0%
39,697	Trinseo SA	2,635,881

	Construction & Engineering—6.8%
20,067	Argan, Inc.	1,341,479
44,078	Dycom Industries, Inc.(b)	4,657,281
44,673	EMCOR Group, Inc.	2,936,803

		8,935,563

	Data Processing & Outsourced Services—2.4%
26,302	Fiserv, Inc.(b)	3,133,620

	Distributors—1.5%
16,147	Pool Corp.	1,931,504

	Diversified Support Services—2.3%
24,604	Cintas Corp.	3,013,252

	Electrical Components & Equipment—2.3%
19,304	Rockwell Automation, Inc.	3,037,484

	Electronic Components—5.8%
46,075	II-VI, Inc.(b)	1,527,386
15,743	Littelfuse, Inc.	2,426,783
40,099	Universal Display Corp.	3,582,846

		7,537,015

	Electronic Equipment & Instruments—2.9%
17,568	Coherent, Inc.(b)	3,787,661

	Electronic Manufacturing Services—2.5%
132,788	KEMET Corp.(b)	1,488,554
47,428	Sanmina Corp.(b)	1,766,693

		3,255,247

	Health Care Equipment—3.1%
49,402	Danaher Corp.	4,116,669

Number of Shares		Value
	Common Stocks (continued)
	Health Care Services—2.3%
73,286	AMN Healthcare Services, Inc.(b)	$2,993,733

	Human Resource & Employment Services—2.8%
14,295	Insperity, Inc.	1,305,848
31,722	WageWorks, Inc.(b)	2,341,084

		3,646,932

	Industrial Machinery—10.2%
25,035	IDEX Corp.	2,622,666
21,970	Illinois Tool Works, Inc.	3,033,837
24,975	John Bean Technologies Corp.	2,214,034
153,388	Mueller Water Products, Inc., Class A	1,725,615
23,701	Parker-Hannifin Corp.	3,811,121

		13,407,273

	IT Consulting & Other Services—4.5%
34,047	Accenture PLC, Class A	4,129,901
48,237	Booz Allen Hamilton Holding Corp.	1,733,156

		5,863,057

	Life Sciences Tools & Services—4.2%
10,637	Mettler-Toledo International, Inc.(b)	5,461,249

	Paper Packaging—2.8%
37,381	Packaging Corp. of America	3,692,495

	Semiconductor Equipment—1.8%
31,357	Advanced Energy Industries, Inc.(b)	2,314,147

	Trading Companies & Distributors—1.5%
13,917	Watsco, Inc.	1,931,680

	Trucking—2.2%
32,489	Old Dominion Freight Line, Inc.	2,875,926

	Total Common Stocks (Cost $120,378,712)	130,632,188

	Money Market Fund—0.1%
100,659	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(c) (Cost $100,659)	100,659

	Total Investments (Cost $120,479,371)—100.0%	130,732,847
	Other assets less liabilities—(0.0)%	(63,526)

	Net Assets—100.0%	$130,669,321

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares DWA Technology Momentum Portfolio (PTF)

April 30, 2017

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—1.9%
66,406	Mercury Systems, Inc.(b)	$2,482,256

	Application Software—15.8%
112,963	8x8, Inc.(b)	1,643,612
25,025	Adobe Systems, Inc.(b)	3,346,844
122,712	Cadence Design Systems, Inc.(b)	3,996,730
33,742	Ebix, Inc.(c)	2,081,881
26,577	Intuit, Inc.	3,327,706
40,626	Pegasystems, Inc.	1,850,514
56,223	RealPage, Inc.(b)	2,083,062
76,255	RingCentral, Inc., Class A(b)	2,436,347

		20,766,696

	Communications Equipment—9.5%
90,897	Applied Optoelectronics, Inc.(b)(c)	4,489,403
22,145	Arista Networks, Inc.(b)	3,092,328
67,391	CommScope Holding Co., Inc.(b)	2,833,117
268,762	Extreme Networks, Inc.(b)	2,100,375

		12,515,223

	Data Processing & Outsourced Services—1.9%
25,840	Jack Henry & Associates, Inc.	2,504,413

	Electronic Components—4.7%
85,444	Amphenol Corp., Class A	6,178,456

	Health Care Technology—3.1%
41,008	Veeva Systems, Inc., Class A(b)	2,198,849
74,297	Vocera Communications, Inc.(b)	1,884,172

		4,083,021

	Internet Software & Services—13.3%
3,157	Alphabet, Inc., Class A(b)	2,918,709
30,250	Facebook, Inc., Class A(b)	4,545,062
112,607	Five9, Inc.(b)	2,054,515
24,603	j2 Global, Inc.	2,220,175
64,119	MINDBODY, Inc., Class A(b)	1,817,774
49,406	Q2 Holdings, Inc.(b)	1,884,839
115,985	TrueCar, Inc.(b)(c)	2,032,057

		17,473,131

	IT Consulting & Other Services—2.8%
37,727	Leidos Holdings, Inc.	1,986,704
22,812	Science Applications International Corp.	1,665,048

		3,651,752

	Semiconductor Equipment—9.8%
79,282	Applied Materials, Inc.	3,219,642
78,271	Brooks Automation, Inc.	1,977,125
25,143	Lam Research Corp.	3,641,964
55,634	Nanometrics, Inc.(b)	1,755,531
116,923	Ultra Clean Holdings, Inc.(b)	2,249,599

		12,843,861

	Semiconductors—18.0%
415,901	Advanced Micro Devices, Inc.(b)	5,531,483
32,468	Analog Devices, Inc.	2,474,062
52,295	Inphi Corp.(b)	2,166,059
94,503	MaxLinear, Inc., Class A(b)	2,630,018
120,473	Micron Technology, Inc.(b)	3,333,488
38,416	Microsemi Corp.(b)	1,803,247

Number of Shares		Value
	Common Stocks (continued)
	Semiconductors (continued)
32,006	Monolithic Power Systems, Inc.	$2,928,549
34,966	Texas Instruments, Inc.	2,768,608

		23,635,514

	Systems Software—2.1%
87,681	Symantec Corp.	2,773,350

	Technology Distributors—1.6%
35,554	CDW Corp.	2,100,886

	Technology Hardware, Storage & Peripherals—11.5%
44,848	Apple, Inc.	6,442,415
60,799	NCR Corp.(b)	2,507,959
66,677	Seagate Technology PLC	2,809,102
37,145	Western Digital Corp.	3,308,505

		15,067,981

	Wireless Telecommunication Services—4.0%
77,024	T-Mobile US, Inc.(b)	5,181,405

	Total Common Stocks (Cost $113,613,223)	131,257,945

	Money Market Fund—0.1%
105,657	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $105,657)	105,657

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $113,718,880)—100.1%	131,363,602

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.3%
6,947,671	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $6,947,671)	6,947,671

	Total Investments (Cost $120,666,551)—105.4%	138,311,273
	Other assets less liabilities—(5.4)%	(7,094,616)

	Net Assets—100.0%	$131,216,657

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2017.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares DWA Utilities Momentum Portfolio (PUI)

April 30, 2017

Number of Shares		Value
	Common Stocks—99.9%
	Electric Utilities—35.6%
69,272	Alliant Energy Corp.	$2,723,775
51,726	American Electric Power Co., Inc.	3,508,575
58,916	Duke Energy Corp.	4,860,570
63,916	Edison International	5,111,363
68,092	Eversource Energy	4,044,665
34,912	IDACORP, Inc.	2,950,762
38,814	MGE Energy, Inc.	2,495,740
34,199	NextEra Energy, Inc.	4,567,618
88,119	OGE Energy Corp.	3,064,779
78,774	PG&E Corp.	5,281,797
89,082	PNM Resources, Inc.	3,318,304
56,682	Portland General Electric Co.	2,569,962
100,281	Xcel Energy, Inc.	4,517,659

		49,015,569

	Gas Utilities—15.3%
46,326	Atmos Energy Corp.	3,753,333
87,127	New Jersey Resources Corp.	3,515,575
37,075	ONE Gas, Inc.	2,551,872
71,112	South Jersey Industries, Inc.	2,668,122
32,874	Southwest Gas Holdings, Inc.	2,753,526
40,188	Spire, Inc.	2,754,887
59,607	UGI Corp.	2,989,887

		20,987,202

	Independent Power Producers & Energy Traders—2.5%
200,513	NRG Energy, Inc.	3,388,670

	Integrated Telecommunication Services—2.1%
63,770	Verizon Communications, Inc.	2,927,681

	Multi-Utilities—32.7%
58,216	Ameren Corp.	3,183,833
65,891	Avista Corp.	2,658,043
41,774	Black Hills Corp.	2,841,467
129,894	CenterPoint Energy, Inc.	3,705,876
108,804	CMS Energy Corp.	4,939,702
50,611	Consolidated Edison, Inc.	4,012,440
42,389	DTE Energy Co.	4,433,465
189,687	NiSource, Inc.	4,599,910
47,296	NorthWestern Corp.	2,827,355
60,373	SCANA Corp.	4,003,334
51,926	Vectren Corp.	3,085,443
76,525	WEC Energy Group, Inc.	4,631,293

		44,922,161

	Oil & Gas Storage & Transportation—3.3%
87,483	ONEOK, Inc.	4,602,480

	Renewable Electricity—1.7%
39,188	Ormat Technologies, Inc.	2,314,443

Number of Shares		Value
	Common Stocks (continued)
	Water Utilities—6.7%
55,077	American Water Works Co., Inc.	$4,392,941
85,588	Aqua America, Inc.	2,832,107
56,581	California Water Service Group	2,019,942

		9,244,990

	Total Investments (Cost $134,759,093)—99.9%	137,403,196
	Other assets less liabilities—0.1%	72,386

	Net Assets—100.0%	$137,475,582

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2017

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Alternative Carriers—0.3%
26,625	Cogent Communications Holdings, Inc.	$1,198,125

	Application Software—0.1%
49,934	NQ Mobile, Inc., Class A ADR (China)(b)(c)	188,251

	Casinos & Gaming—0.1%
16,734	500.com Ltd., Class A ADR (China)(b)(c)	217,710

	Communications Equipment—1.6%
41,464	Arista Networks, Inc.(c)	5,790,033

	Internet & Direct Marketing Retail—38.7%
20,826	1-800-Flowers.com, Inc., Class A(c)	223,879
30,940	Amazon.com, Inc.(c)	28,619,190
244,990	Ctrip.com International Ltd. ADR (China)(c)	12,374,445
67,967	Etsy, Inc.(c)	731,325
80,010	Expedia, Inc.	10,698,937
15,930	FTD Cos., Inc.(c)	318,600
328,967	Groupon, Inc., Class A(c)	1,289,551
30,650	HSN, Inc.	1,130,985
427,799	JD.Com, Inc., Class A ADR (China)(c)	15,002,911
18,745	Lands’ End, Inc.(b)(c)	442,382
31,657	Liberty Expedia Holdings, Inc., Class A(c)	1,529,350
42,181	Liberty TripAdvisor Holdings, Inc., Series A(c)	620,061
30,559	MakeMyTrip Ltd. (India)(b)(c)	1,173,466
183,949	Netflix, Inc.(c)	27,997,038
17,486	Nutrisystem, Inc.	934,627
14,855	Overstock.com, Inc.(c)	257,734
12,012	PetMed Express, Inc.(b)	277,477
15,165	Priceline Group, Inc. (The)(c)	28,007,025
19,693	Shutterfly, Inc.(c)	1,022,067
76,657	TripAdvisor, Inc.(c)	3,450,331

		136,101,381

	Internet Software & Services—55.0%
33,925	21Vianet Group, Inc., Class A ADR (China)(b)(c)	183,534
27,641	2U, Inc.(c)	1,254,901
19,712	Actua Corp.(c)	275,968
101,150	Akamai Technologies, Inc.(c)	6,164,081
26,908	Alarm.com Holdings, Inc.(c)	877,470
31,759	Alphabet, Inc., Class C(c)	28,772,384
34,782	Angie’s List, Inc.(c)	204,518
29,461	Autohome, Inc., Class A ADR (China)(c)	1,019,351
75,101	Baidu, Inc. ADR (China)(c)	13,535,453
52,752	Bankrate, Inc.(c)	559,171
16,405	Baozun, Inc. ADR (China)(b)(c)	250,504
48,850	Bazaarvoice, Inc.(c)	229,595
17,976	Benefitfocus, Inc.(b)(c)	566,244
24,631	Blucora, Inc.(c)	454,442
19,935	Brightcove, Inc.(c)	173,434
15,955	Carbonite, Inc.(c)	344,628
18,199	Cimpress NV (Netherlands)(b)(c)	1,493,774
33,159	Cornerstone OnDemand, Inc.(c)	1,302,486
19,032	CoStar Group, Inc.(c)	4,584,618
29,252	Coupa Software, Inc.(c)	811,743
35,415	Criteo SA ADR (France)(c)	1,926,222
29,042	DHI Group, Inc.(c)	111,812
385,750	eBay, Inc.(c)	12,887,908

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Internet Software & Services (continued)
83,192	Endurance International Group Holdings, Inc.(c)	$632,259
25,198	Envestnet, Inc.(c)	876,890
192,891	Facebook, Inc., Class A(c)	28,981,873
31,251	Five9, Inc.(c)	570,175
52,168	GoDaddy, Inc., Class A(c)	2,030,379
50,505	Gogo, Inc.(b)(c)	636,868
35,562	Hortonworks, Inc.(b)(c)	370,200
41,982	IAC/InterActiveCorp.(c)	3,484,926
27,975	j2 Global, Inc.	2,524,464
18,372	Liquidity Services, Inc.(c)	143,302
33,929	LivePerson, Inc.(c)	239,199
30,642	LogMeIn, Inc.	3,462,546
26,953	Match Group, Inc.(b)(c)	502,134
34,450	Meet Group, Inc. (The)(c)	205,322
25,785	MercadoLibre, Inc. (Argentina)	5,902,444
32,259	Mimecast Ltd.(c)	779,700
19,235	MINDBODY, Inc., Class A(c)	545,312
45,774	Momo, Inc., Class A ADR (China)(c)	1,738,497
42,867	NetEase, Inc. ADR (China)	11,376,473
30,893	New Relic, Inc.(c)	1,235,102
38,626	NIC, Inc.	824,665
28,623	Nutanix, Inc., Class A(b)(c)	434,783
137,710	Pandora Media, Inc.(b)(c)	1,494,154
28,006	RetailMeNot, Inc.(c)	324,870
20,196	Shutterstock, Inc.(c)	873,073
41,351	SINA Corp. (China)(c)	3,176,170
22,716	Sohu.com, Inc. (China)(c)	881,381
10,056	SPS Commerce, Inc.(c)	555,695
9,983	Stamps.com, Inc.(b)(c)	1,059,695
10,385	Trade Desk, Inc. (The), Class A(b)(c)	387,880
50,016	TrueCar, Inc.(b)(c)	876,280
424,423	Twitter, Inc.(c)	6,994,491
59,743	VeriSign, Inc.(b)(c)	5,312,348
29,472	Web.com Group, Inc.(c)	568,810
22,015	WebMD Health Corp.(c)	1,193,873
33,292	Weibo Corp., Class A ADR (China)(b)(c)	1,859,691
24,696	Wix.com Ltd. (Israel)(c)	2,036,185
286,409	Yahoo!, Inc.(c)	13,807,778
162,025	Yandex NV, Class A (Russia)(c)	4,416,802
22,434	YY, Inc., Class A ADR (China)(c)	1,098,593
31,878	Zillow Group, Inc., Class A(c)	1,226,984

		193,626,507

	Specialized REITs—4.1%
34,776	Equinix, Inc. REIT	14,525,935

	Wireless Telecommunication Services—0.1%
22,406	Boingo Wireless, Inc.(c)	320,182

	Total Common Stocks and Other Equity Interests (Cost $290,195,041)	351,968,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

April 30, 2017

Number of Shares		Value
	Money Market Fund—0.0%
106,392	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 0.65%(d) (Cost $106,392)	$106,392

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $290,301,433)—100.0%	352,074,516

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.1%
14,476,799	Invesco Government & Agency Portfolio—Institutional Class, 0.67%(d)(e) (Cost $14,476,799)	14,476,799

	Total Investments (Cost $304,778,232)—104.1%	366,551,315
	Other assets less liabilities—(4.1)%	(14,612,179)

	Net Assets—100.0%	$351,939,136

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2017.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

China	17.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

45

Statements of Assets and Liabilities

April 30, 2017

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)	PowerShares DWA Financial Momentum Portfolio (PFI)
Assets:
Unaffiliated investments, at value(a)	$101,271,820	$28,836,589	$77,188,996	$112,703,413	$85,817,758
Affiliated investments, at value	75,370	1,285,784	2,833,831	8,047,082	96,496

Total investments, at value	101,347,190	30,122,373	80,022,827	120,750,495	85,914,254
Receivables:
Dividends	57,820	8,664	41,998	73,107	63,622
Investments sold	—	—	—	—	—
Securities lending	—	2,681	1,519	11,000	—
Other assets	847	738	1,028	789	646

Total Assets	101,405,857	30,134,456	80,067,372	120,835,391	85,978,522

Liabilities:
Payables:
Shares repurchased	—	—	—	—	—
Collateral upon return of securities loaned	—	1,227,268	2,751,133	7,905,625	—
Accrued advisory fees	26,818	577	25,398	41,076	28,016
Accrued trustees’ and officer’s fees	18,965	17,431	18,620	21,699	16,479
Accrued expenses	91,227	52,680	80,808	135,951	77,418

Total Liabilities	137,010	1,297,956	2,875,959	8,104,351	121,913

Net Assets	$101,268,847	$28,836,500	$77,191,413	$112,731,040	$85,856,609

Net Assets Consist of:
Shares of beneficial interest	$129,050,449	$71,471,661	$113,569,901	$255,040,126	$100,241,421
Undistributed net investment income (loss)	(9,366)	(16,636)	(17,913)	(20,542)	(15,674)
Undistributed net realized gain (loss)	(35,615,171)	(46,144,878)	(43,010,104)	(134,662,381)	(14,925,325)
Net unrealized appreciation (depreciation)	7,842,935	3,526,353	6,649,529	(7,626,163)	556,187

Net Assets	$101,268,847	$28,836,500	$77,191,413	$112,731,040	$85,856,609

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,650,000	650,000	1,300,000	3,100,000	2,800,000
Net asset value	$61.38	$44.36	$59.38	$36.36	$30.66

Market price	$61.38	$44.37	$59.38	$36.35	$30.64

Unaffiliated investments, at cost	$93,428,885	$25,310,236	$70,539,467	$120,329,576	$85,261,571

Affiliated investments, at cost	$75,370	$1,285,784	$2,833,831	$8,047,082	$96,496

Total investments, at cost	$93,504,255	$26,596,020	$73,373,298	$128,376,658	$85,358,067

(a) Includes securities on loan with an aggregate value of	$—	$1,174,780	$2,700,372	$7,714,867	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$63,296,441	$130,632,188	$131,257,945	$137,403,196	$351,968,124
6,059,479	100,659	7,053,328	—	14,583,191

69,355,920	130,732,847	138,311,273	137,403,196	366,551,315

1,257	69,975	17,864	195,095	53
—	—	2,272,175	4,153,046	—
3,674	—	2,297	—	24,193
717	686	997	1,019	—

69,361,568	130,803,508	140,604,606	141,752,356	366,575,561

—	—	2,272,066	4,153,655	—
5,970,939	—	6,947,671	—	14,476,799
21,414	53,602	41,849	29,236	159,626
20,434	19,117	18,229	17,959	—
69,843	61,468	108,134	75,924	—

6,082,630	134,187	9,387,949	4,276,774	14,636,425

$63,278,938	$130,669,321	$131,216,657	$137,475,582	$351,939,136

$147,063,588	$183,021,719	$187,152,727	$151,781,962	$315,340,365
(135,123)	10,597	(17,440)	302,506	(763,581)
(92,757,359)	(62,616,471)	(73,563,352)	(17,252,989)	(24,410,731)
9,107,832	10,253,476	17,644,722	2,644,103	61,773,083

$63,278,938	$130,669,321	$131,216,657	$137,475,582	$351,939,136

1,150,000	2,500,000	2,900,000	5,000,000	3,550,000
$55.03	$52.27	$45.25	$27.50	$99.14

$55.02	$52.26	$45.22	$27.51	$99.17

$54,188,609	$120,378,712	$113,613,223	$134,759,093	$290,195,041

$6,059,479	$100,659	$7,053,328	$—	$14,583,191

$60,248,088	$120,479,371	$120,666,551	$134,759,093	$304,778,232

$5,845,969	$—	$6,798,842	$—	$14,146,144

47

Statements of Operations

For the year ended April 30, 2017

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)	PowerShares DWA Financial Momentum Portfolio (PFI)
Investment Income:
Unaffiliated dividend income	$2,030,947	$412,899	$3,709,969	$1,039,516	$1,172,725
Affiliated dividend income	485	436	933	654	354
Securities lending income	49	12,566	7,227	432,541	—
Foreign withholding tax	—	—	—	—	(1,035)

Total Income	2,031,481	425,901	3,718,129	1,472,711	1,172,044

Expenses:
Advisory fees	729,631	225,067	964,786	783,822	275,030
Sub-licensing fees	164,079	67,487	289,429	235,129	53,514
Accounting & administration fees	36,830	35,936	43,913	38,383	36,827
Professional fees	27,933	27,444	30,405	27,906	26,358
Trustees’ and officer’s fees	9,381	8,804	11,281	9,779	8,065
Custodian & transfer agent fees	5,382	4,366	4,537	2,321	3,122
Other expenses	27,632	16,099	28,128	28,099	19,120

Total Expenses	1,000,868	385,203	1,372,479	1,125,439	422,036

Less: Waivers	(125,530)	(115,326)	(215,185)	(184,863)	(92,176)

Net Expenses	875,338	269,877	1,157,294	940,576	329,860

Net Investment Income (Loss)	1,156,143	156,024	2,560,835	532,135	842,184

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(8,207,019)	(7,809,559)	(16,542,364)	(22,968,040)	(2,819,014)
In-kind redemptions	30,571,800	3,355,327	18,859,675	32,533,623	5,194,084

Net realized gain (loss)	22,364,781	(4,454,232)	2,317,311	9,565,583	2,375,070

Net change in unrealized appreciation (depreciation) on investment securities	(6,190,316)	5,160,383	(2,462,507)	(26,190,023)	(777,578)

Net realized and unrealized gain (loss)	16,174,465	706,151	(145,196)	(16,624,440)	1,597,492

Net increase (decrease) in net assets resulting from operations	$17,330,608	$862,175	$2,415,639	$(16,092,305)	$2,439,676

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$115,722	$1,060,033	$701,733	$4,278,341	$778,900
437	390	598	550	265
22,906	—	478,233	140,383	190,647
—	(8,560)	(10,779)	—	—

139,065	1,051,863	1,169,785	4,419,274	969,812

337,706	442,814	761,518	721,721	1,726,226
101,393	44,478	228,637	200,018	—
34,126	36,073	35,045	38,051	—
26,499	25,557	28,447	28,015	—
8,424	8,420	9,969	9,992	—
2,869	3,097	6,617	6,378	—
19,027	18,046	24,365	27,634	—

530,044	578,485	1,094,598	1,031,809	1,726,226

(124,992)	(47,287)	(181,049)	(166,005)	(116)

405,052	531,198	913,549	865,804	1,726,110

(265,987)	520,665	256,236	3,553,470	(756,298)

(8,034,317)	(4,141,118)	(15,683,419)	(3,693,792)	(8,708,341)
15,936,437	10,699,472	33,711,832	15,941,355	26,533,887

7,902,120	6,558,354	18,028,413	12,247,563	17,825,546

6,866,058	8,227,537	15,379,489	(6,365,320)	58,680,808

14,768,178	14,785,891	33,407,902	5,882,243	76,506,354

$14,502,191	$15,306,556	$33,664,138	$9,435,713	$75,750,056

49

Statements of Changes in Net Assets

For the years ended April 30, 2017 and 2016

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)		PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
	2017	2016	2017	2016
Operations:
Net investment income	$1,156,143	$814,137	$156,024	$722,497
Net realized gain (loss)	22,364,781	(3,589,718)	(4,454,232)	(19,340,333)
Net change in unrealized appreciation (depreciation)	(6,190,316)	9,952,259	5,160,383	(8,257,723)

Net increase (decrease) in net assets resulting from operations	17,330,608	7,176,678	862,175	(26,875,559)

Distributions to Shareholders from:
Net investment income	(1,284,408)	(869,950)	(418,318)	(507,462)
Return of capital	—	—	—	—

Total distributions to shareholders	(1,284,408)	(869,950)	(418,318)	(507,462)

Shareholder Transactions:
Proceeds from shares sold	168,900,387	118,077,520	19,237,137	242,968,038
Value of shares repurchased	(252,175,160)	(33,968,926)	(83,808,889)	(219,083,505)

Net increase (decrease) in net assets resulting from shares transactions	(83,274,773)	84,108,594	(64,571,752)	23,884,533

Increase (Decrease) in Net Assets	(67,228,573)	90,415,322	(64,127,895)	(3,498,488)

Net Assets:
Beginning of year	168,497,420	78,082,098	92,964,395	96,462,883

End of year	$101,268,847	$168,497,420	$28,836,500	$92,964,395

Undistributed net investment income at end of year	$(9,366)	$118,899	$(16,636)	$243,228

Changes in Shares Outstanding:
Shares sold	2,950,000	2,350,000	450,000	5,250,000
Shares repurchased	(4,400,000)	(700,000)	(2,000,000)	(5,150,000)
Shares outstanding, beginning of year	3,100,000	1,450,000	2,200,000	2,100,000

Shares outstanding, end of year	1,650,000	3,100,000	650,000	2,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)		PowerShares DWA Energy Momentum Portfolio (PXI)		PowerShares DWA Financial Momentum Portfolio (PFI)
2017	2016	2017	2016	2017	2016

$2,560,835	$1,859,483	$532,135	$1,751,429	$842,184	$444,647
2,317,311	2,917,120	9,565,583	(47,431,832)	2,375,070	(1,326,466)
(2,462,507)	2,304,927	(26,190,023)	5,917,263	(777,578)	(271,892)

2,415,639	7,081,530	(16,092,305)	(39,763,140)	2,439,676	(1,153,711)

(3,477,597)	(1,309,748)	(693,416)	(2,409,629)	(1,505,911)	(414,019)
—	—	(214,044)	—	—	—

(3,477,597)	(1,309,748)	(907,460)	(2,409,629)	(1,505,911)	(414,019)

79,228,734	384,038,893	213,214,864	40,220,901	135,281,308	6,051,459
(298,045,382)	(190,454,068)	(208,770,512)	(55,939,362)	(79,776,451)	(13,512,339)

(218,816,648)	193,584,825	4,444,352	(15,718,461)	55,504,857	(7,460,880)

(219,878,606)	199,356,607	(12,555,413)	(57,891,230)	56,438,622	(9,028,610)

297,070,019	97,713,412	125,286,453	183,177,683	29,417,987	38,446,597

$77,191,413	$297,070,019	$112,731,040	$125,286,453	$85,856,609	$29,417,987

$(17,913)	$650,671	$(20,542)	$140,739	$(15,674)	$119,151

1,400,000	6,850,000	5,000,000	1,100,000	4,400,000	200,000
(5,400,000)	(3,450,000)	(5,200,000)	(1,500,000)	(2,600,000)	(450,000)
5,300,000	1,900,000	3,300,000	3,700,000	1,000,000	1,250,000

1,300,000	5,300,000	3,100,000	3,300,000	2,800,000	1,000,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2017 and 2016

	PowerShares DWA Healthcare Momentum Portfolio (PTH)		PowerShares DWA Industrials Momentum Portfolio (PRN)
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(265,987)	$(954,074)	$520,665	$441,691
Net realized gain (loss)	7,902,120	(58,814,460)	6,558,354	(6,082,402)
Net change in unrealized appreciation (depreciation)	6,866,058	(13,159,154)	8,227,537	(4,408,769)

Net increase (decrease) in net assets resulting from operations	14,502,191	(72,927,688)	15,306,556	(10,049,480)

Distributions to Shareholders from:
Net investment income	—	—	(553,696)	(525,854)
Return of capital	—	—	—	—

Total distributions to shareholders	—	—	(553,696)	(525,854)

Shareholder Transactions:
Proceeds from shares sold	69,403,752	169,070,157	158,242,219	64,488,214
Value of shares repurchased	(95,958,769)	(199,613,152)	(85,202,042)	(123,450,417)

Net increase (decrease) in net assets resulting from shares transactions	(26,555,017)	(30,542,995)	73,040,177	(58,962,203)

Increase (Decrease) in Net Assets	(12,052,826)	(103,470,683)	87,793,037	(69,537,537)

Net Assets:
Beginning of year	75,331,764	178,802,447	42,876,284	112,413,821

End of year	$63,278,938	$75,331,764	$130,669,321	$42,876,284

Undistributed net investment income (loss) at end of year	$(135,123)	$(194,516)	$10,597	$43,628

Changes in Shares Outstanding:
Shares sold	1,350,000	2,800,000	3,250,000	1,400,000
Shares repurchased	(1,900,000)	(4,200,000)	(1,700,000)	(2,850,000)
Shares outstanding, beginning of year	1,700,000	3,100,000	950,000	2,400,000

Shares outstanding, end of year	1,150,000	1,700,000	2,500,000	950,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares DWA Technology Momentum Portfolio (PTF)		PowerShares DWA Utilities Momentum Portfolio (PUI)		PowerShares NASDAQ Internet Portfolio (PNQI)
2017	2016	2017	2016	2017	2016

$256,236	$(57,773)	$3,553,470	$1,801,366	$(756,298)	$(509,838)
18,028,413	(26,246,821)	12,247,563	4,654,292	17,825,546	13,802,424
15,379,489	(4,839,493)	(6,365,320)	6,605,206	58,680,808	(6,067,975)

33,664,138	(31,144,087)	9,435,713	13,060,864	75,750,056	7,224,611

(172,973)	—	(3,999,102)	(1,178,184)	—	—
(192,217)	—	—	—	—	—

(365,190)	—	(3,999,102)	(1,178,184)	—	—

105,469,937	288,451,357	181,244,678	198,194,423	84,874,769	136,066,781
(190,175,480)	(139,271,747)	(250,158,823)	(44,017,408)	(87,837,710)	(80,990,297)

(84,705,543)	149,179,610	(68,914,145)	154,177,015	(2,962,941)	55,076,484

(51,406,595)	118,035,523	(63,477,534)	166,059,695	72,787,115	62,301,095

182,623,252	64,587,729	200,953,116	34,893,421	279,152,021	216,850,926

$131,216,657	$182,623,252	$137,475,582	$200,953,116	$351,939,136	$279,152,021

$(17,440)	$(100,703)	$302,506	$748,138	$(763,581)	$(305,621)

2,500,000	7,050,000	6,650,000	8,250,000	950,000	1,750,000
(4,650,000)	(3,600,000)	(9,650,000)	(1,800,000)	(1,050,000)	(1,100,000)
5,050,000	1,600,000	8,000,000	1,550,000	3,650,000	3,000,000

2,900,000	5,050,000	5,000,000	8,000,000	3,550,000	3,650,000

53

Financial Highlights

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$54.35	$53.85	$52.33	$43.38	$38.24
Net investment income(a)	0.46	0.58	0.43	0.51	0.63
Net realized and unrealized gain on investments	7.14	0.59	1.57	8.95	5.16
Total from investment operations	7.60	1.17	2.00	9.46	5.79
Distributions to shareholders from:
Net investment income	(0.57)	(0.67)	(0.48)	(0.51)	(0.65)
Net asset value at end of year	$61.38	$54.35	$53.85	$52.33	$43.38
Market price at end of year(b)	$61.38	$54.38	$53.80	$52.31	$43.29
Net Asset Value Total Return(c)	14.04%	2.32%	3.82%	21.97%	15.37%
Market Price Total Return(c)	13.98%	2.47%	3.77%	22.18%	15.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,269	$168,497	$78,082	$94,190	$80,253
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.64%	0.65%
Expenses, prior to Waivers	0.69%	0.69%	0.69%	0.68%	0.72%
Net investment income, after Waivers	0.79%	1.17%	0.79%	1.08%	1.59%
Portfolio turnover rate(d)	132%	96%	80%	158%	63%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$42.26	$45.93	$39.79	$34.19	$29.90
Net investment income(a)	0.15	0.17	0.27	0.17	0.39
Net realized and unrealized gain (loss) on investments	2.30	(3.71)	6.06	5.63	4.24
Total from investment operations	2.45	(3.54)	6.33	5.80	4.63
Distributions to shareholders from:
Net investment income	(0.35)	(0.13)	(0.19)	(0.20)	(0.34)
Net asset value at end of year	$44.36	$42.26	$45.93	$39.79	$34.19
Market price at end of year(b)	$44.37	$42.25	$45.93	$39.74	$34.16
Net Asset Value Total Return(c)	5.85%	(7.73)%	15.91%	16.97%	15.67%
Market Price Total Return(c)	5.90%	(7.76)%	16.06%	16.93%	15.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$28,837	$92,964	$96,463	$45,754	$23,933
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.64%	0.65%
Expenses, prior to Waivers	0.86%	0.71%	0.81%	0.91%	0.93%
Net investment income, after Waivers	0.35%	0.39%	0.63%	0.42%	1.29%
Portfolio turnover rate(d)	117%	139%	114%	236%	130%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

	Year Ended April 30,
	2017	2016	2015		2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$56.05	$51.43	$43.04		$39.69	$32.61
Net investment income(a)	0.76	0.43	0.76	(b)	0.66	0.66
Net realized and unrealized gain on investments	3.69	4.54	8.37		3.26	7.13
Total from investment operations	4.45	4.97	9.13		3.92	7.79
Distributions to shareholders from:
Net investment income	(1.12)	(0.35)	(0.74)		(0.57)	(0.71)
Net asset value at end of year	$59.38	$56.05	$51.43		$43.04	$39.69
Market price at end of year(c)	$59.38	$56.05	$51.43		$43.03	$39.67
Net Asset Value Total Return(d)	8.12%	9.67%	21.28%		9.93%	24.29%
Market Price Total Return(d)	8.12%	9.67%	21.31%		9.97%	24.27%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$77,191	$297,070	$97,713		$38,738	$37,708
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%		0.64%	0.65%
Expenses, prior to Waivers	0.71%	0.69%	0.78%		0.79%	0.82%
Net investment income, after Waivers	1.33%	0.76%	1.54	%(b)	1.56%	1.94%
Portfolio turnover rate(e)	106%	113%	83%		175%	57%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Energy Momentum Portfolio (PXI)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$37.97	$49.51	$60.41	$48.39	$40.45
Net investment income(a)	0.14	0.51	0.53	0.34	0.47
Net realized and unrealized gain (loss) on investments	(1.50)	(11.39)	(10.82)	12.01	8.13
Total from investment operations	(1.36)	(10.88)	(10.29)	12.35	8.60
Distributions to shareholders from:
Net investment income	(0.19)	(0.66)	(0.61)	(0.33)	(0.66)
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.25)	(0.66)	(0.61)	(0.33)	(0.66)
Net asset value at end of year	$36.36	$37.97	$49.51	$60.41	$48.39
Market price at end of year(b)	$36.35	$37.95	$49.51	$60.37	$48.36
Net Asset Value Total Return(c)	(3.62)%	(22.01)%	(17.08)%	25.66%	21.48%
Market Price Total Return(c)	(3.60)%	(22.05)%	(17.02)%	25.66%	21.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$112,731	$125,286	$183,178	$214,441	$137,916
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.64%	0.66%
Expenses, prior to Waivers	0.72%	0.76%	0.74%	0.64%	0.69%
Net investment income, after Waivers	0.34%	1.32%	0.97%	0.65%	1.10%
Portfolio turnover rate(d)	116%	119%	109%	198%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares DWA Financial Momentum Portfolio (PFI)

	Year Ended April 30,
	2017	2016	2015		2014		2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.42	$30.76	$27.82		$23.92		$20.08
Net investment income(a)	0.47	0.42	0.37		0.32		0.35
Net realized and unrealized gain (loss) on investments	1.43	(1.37)	2.92		3.93		3.83
Total from investment operations	1.90	(0.95)	3.29		4.25		4.18
Distributions to shareholders from:
Net investment income	(0.66)	(0.39)	(0.35)		(0.35)		(0.34)
Net asset value at end of year	$30.66	$29.42	$30.76		$27.82		$23.92
Market price at end of year(b)	$30.64	$29.43	$30.76		$27.79		$23.90
Net Asset Value Total Return(c)	6.51%	(3.11)%	11.84%		17.89%		21.07%
Market Price Total Return(c)	6.41%	(3.08)%	11.96%		17.86%		21.03%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$85,857	$29,418	$38,447		$36,167		$20,330
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60	%(d)	0.64	%(d)	0.66	%(d)
Expenses, prior to Waivers	0.77%	0.84%	0.85	%(d)	0.91	%(d)	1.10	%(d)
Net investment income, after Waivers	1.53%	1.38%	1.24%		1.20%		1.66%
Portfolio turnover rate(e)	204%	119%	115%		232%		118%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$44.31	$57.68	$45.34	$38.76	$32.29
Net investment income (loss)(a)	(0.19)	(0.27)	(0.20)	0.00 (b)	0.43
Net realized and unrealized gain (loss) on investments	10.91	(13.10)	12.54	6.73	6.39
Total from investment operations	10.72	(13.37)	12.34	6.73	6.82
Distributions to shareholders from:
Net investment income	—	—	—	(0.15)	(0.35)
Net asset value at end of year	$55.03	$44.31	$57.68	$45.34	$38.76
Market price at end of year(c)	$55.02	$44.28	$57.64	$45.34	$38.69
Net Asset Value Total Return(d)	24.19%	(23.18)%	27.22%	17.41%	21.31%
Market Price Total Return(d)	24.26%	(23.18)%	27.13%	17.62%	21.06%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,279	$75,332	$178,802	$106,560	$60,071
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.64%	0.65%
Expenses, prior to Waivers	0.78%	0.70%	0.68%	0.68%	0.74%
Net investment income (loss), after Waivers	(0.39)%	(0.48)%	(0.38)%	0.01%	1.26%
Portfolio turnover rate(e)	175%	200%	151%	278%	93%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Industrials Momentum Portfolio (PRN)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$45.13	$46.84	$46.47	$36.74	$30.02
Net investment income(a)	0.29	0.22	0.17	0.19	0.52
Net realized and unrealized gain (loss) on investments	7.14	(1.73)	0.35	9.72	6.89
Total from investment operations	7.43	(1.51)	0.52	9.91	7.41
Distributions to shareholders from:
Net investment income	(0.29)	(0.20)	(0.15)	(0.18)	(0.65)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.29)	(0.20)	(0.15)	(0.18)	(0.69)
Net asset value at end of year	$52.27	$45.13	$46.84	$46.47	$36.74
Market price at end of year(b)	$52.26	$45.13	$46.85	$46.43	$36.72
Net Asset Value Total Return(c)	16.50%	(3.24)%	1.12%	27.01%	25.18%
Market Price Total Return(c)	16.48%	(3.26)%	1.23%	26.97%	25.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$130,669	$42,876	$112,414	$169,622	$38,573
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.63%	0.65%
Expenses, prior to Waivers	0.65%	0.65%	0.64%	0.66%	0.92%
Net investment income, after Waivers	0.59%	0.48%	0.36%	0.43%	1.65%
Portfolio turnover rate(d)	122%	122%	121%	285%	116%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares DWA Technology Momentum Portfolio (PTF)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$36.16	$40.37	$32.44	$29.14	$27.29
Net investment income (loss)(a)	0.07	(0.01)	0.17	0.04	0.17
Net realized and unrealized gain (loss) on investments	9.12	(4.20)	8.02	3.32	1.88
Total from investment operations	9.19	(4.21)	8.19	3.36	2.05
Distributions to shareholders from:
Net investment income	(0.05)	—	(0.26)	(0.06)	(0.20)
Return of capital	(0.05)	—	—	—	—
Total distributions	(0.10)	—	(0.26)	(0.06)	(0.20)
Net asset value at end of year	$45.25	$36.16	$40.37	$32.44	$29.14
Market price at end of year(b)	$45.22	$36.16	$40.36	$32.45	$29.06
Net Asset Value Total Return(c)	25.46%	(10.43)%	25.29%	11.52%	7.59%
Market Price Total Return(c)	25.38%	(10.41)%	25.22%	11.86%	7.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$131,217	$182,623	$64,588	$53,525	$32,053
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.64%	0.65%
Expenses, prior to Waivers	0.72%	0.70%	0.77%	0.80%	0.89%
Net investment income (loss), after Waivers	0.17%	(0.03)%	0.46%	0.13%	0.63%
Portfolio turnover rate(d)	147%	159%	157%	263%	95%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Utilities Momentum Portfolio (PUI)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.12	$22.51	$22.49	$19.82	$16.69
Net investment income(a)	0.65	0.64	0.57	0.47	0.45
Net realized and unrealized gain (loss) on investments	2.71	2.60	(0.01)	2.68	3.14
Total from investment operations	3.36	3.24	0.56	3.15	3.59
Distributions to shareholders from:
Net investment income	(0.98)	(0.63)	(0.54)	(0.48)	(0.46)
Net asset value at end of year	$27.50	$25.12	$22.51	$22.49	$19.82
Market price at end of year(b)	$27.51	$25.10	$22.50	$22.47	$19.79
Net Asset Value Total Return(c)	13.65%	14.86%	2.48%	16.27%	21.90%
Market Price Total Return(c)	13.78%	14.81%	2.53%	16.35%	21.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$137,476	$200,953	$34,893	$41,601	$42,604
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.63%	0.63%
Expenses, prior to Waivers	0.71%	0.74%	0.80%	0.77%	0.81%
Net investment income, after Waivers	2.46%	2.74%	2.49%	2.31%	2.54%
Portfolio turnover rate(d)	54%	91%	47%	131%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,
	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$76.48	$72.28	$61.62	$46.09	$41.08
Net investment income (loss)(a)	(0.22)	(0.16)	(0.21)	(0.27)	(0.01)
Net realized and unrealized gain on investments	22.88	4.36	10.87	15.80	5.04
Total from investment operations	22.66	4.20	10.66	15.53	5.03
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.02)
Net asset value at end of year	$99.14	$76.48	$72.28	$61.62	$46.09
Market price at end of year(b)	$99.17	$76.44	$72.26	$61.51	$46.08
Net Asset Value Total Return(c)	29.63%	5.81%	17.30%	33.70%	12.26%
Market Price Total Return(c)	29.73%	5.79%	17.48%	33.48%	12.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$351,939	$279,152	$216,851	$289,628	$64,525
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.26)%	(0.21)%	(0.31)%	(0.42)%	(0.02)%
Portfolio turnover rate(d)	14%	27%	31%	21%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2017

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2017, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	“DWA Basic Materials Momentum Portfolio”
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	“DWA Consumer Cyclicals Momentum Portfolio”
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	“DWA Consumer Staples Momentum Portfolio”
PowerShares DWA Energy Momentum Portfolio (PXI)	“DWA Energy Momentum Portfolio”
PowerShares DWA Financial Momentum Portfolio (PFI)	“DWA Financial Momentum Portfolio”
PowerShares DWA Healthcare Momentum Portfolio (PTH)	“DWA Healthcare Momentum Portfolio”
PowerShares DWA Industrials Momentum Portfolio (PRN)	“DWA Industrials Momentum Portfolio”
PowerShares DWA Technology Momentum Portfolio (PTF)	“DWA Technology Momentum Portfolio”
PowerShares DWA Utilities Momentum Portfolio (PUI)	“DWA Utilities Momentum Portfolio”
PowerShares NASDAQ Internet Portfolio (PNQI)	“NASDAQ Internet Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC. Prior to December 7, 2016, Shares of each Fund (except for NASDAQ Internet Portfolio) were listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum Portfolio	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum Portfolio	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum Portfolio	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum Portfolio	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum Portfolio	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum Portfolio	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum Portfolio	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum Portfolio	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time will be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. Each Fund (except NASDAQ Internet Portfolio) employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s net asset value and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

E. Country Determination

For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

F. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), any Trustee who is not an affiliate of the Adviser or Distributor (or any of their affiliates) and who is otherwise an “interested person” of the Trust under the 1940 Act (an “Unaffiliated Trustee”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees and any Unaffiliated Trustee, acquired fund fees and expenses, if any, and extraordinary expenses.

NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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G. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

H. Accounting Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I. Securities Lending

During the fiscal year ended April 30, 2017, DWA Basic Materials Momentum Portfolio, DWA Consumer Cyclicals Momentum Portfolio, DWA Consumer Staples Momentum Portfolio, DWA Energy Momentum Portfolio, DWA Healthcare Momentum Portfolio, DWA Technology Momentum Portfolio, DWA Utilities Momentum Portfolio and NASDAQ Internet Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for NASDAQ Internet Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

As compensation for its services, NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except NASDAQ Internet Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2018. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2018. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2019, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2017, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum Portfolio	$125,530
DWA Consumer Cyclicals Momentum Portfolio	115,326
DWA Consumer Staples Momentum Portfolio	215,185
DWA Energy Momentum Portfolio	184,863
DWA Financial Momentum Portfolio	92,176
DWA Healthcare Momentum Portfolio	124,992
DWA Industrials Momentum Portfolio	47,287
DWA Technology Momentum Portfolio	181,049
DWA Utilities Momentum Portfolio	166,005
NASDAQ Internet Portfolio	116

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to NASDAQ Internet Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2017 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/18	4/30/19	4/30/20
DWA Basic Materials Momentum Portfolio	$271,955	$82,414	$64,234	$125,307
DWA Consumer Cyclicals Momentum Portfolio	445,718	127,393	203,205	115,120
DWA Consumer Staples Momentum Portfolio	545,016	101,972	228,313	214,731
DWA Energy Momentum Portfolio	673,958	290,036	199,340	184,582
DWA Financial Momentum Portfolio	264,505	94,203	78,303	91,999
DWA Healthcare Momentum Portfolio	406,146	88,576	192,773	124,797
DWA Industrials Momentum Portfolio	145,345	48,372	49,864	47,109
DWA Technology Momentum Portfolio	457,067	104,492	171,801	180,774
DWA Utilities Momentum Portfolio	339,669	83,252	90,675	165,742

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Basic Materials Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Energy Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Financial Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Industrials Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Technology Momentum Portfolio	Dorsey Wright & Associates, LLC
DWA Utilities Momentum Portfolio	Dorsey Wright & Associates, LLC
NASDAQ Internet Portfolio	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

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The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2017, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Healthcare Momentum Portfolio
Equity Securities	$69,340,972	$—	$14,948	$69,355,920

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2017 and 2016:

	2017		2016
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Basic Materials Momentum Portfolio	$1,284,408	$—	$869,950	$—
DWA Consumer Cyclicals Momentum Portfolio	418,318	—	507,462	—
DWA Consumer Staples Momentum Portfolio	3,477,597	—	1,309,748	—
DWA Energy Momentum Portfolio	693,416	214,044	2,409,629	—
DWA Financial Momentum Portfolio	1,505,911	—	414,019	—
DWA Industrials Momentum Portfolio	553,696	—	525,854	—
DWA Technology Momentum Portfolio	172,973	192,217	—	—
DWA Utilities Momentum Portfolio	3,999,102	—	1,178,184	—

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum Portfolio	$8,666	$(18,032)	$7,238,568	$(31,303,679)	$(3,707,125)	$129,050,449	$101,268,847
DWA Consumer Cyclicals Momentum Portfolio	—	(16,636)	3,462,066	(44,126,062)	(1,954,529)	71,471,661	28,836,500
DWA Consumer Staples Momentum Portfolio	—	(17,913)	6,442,211	(39,230,930)	(3,571,856)	113,569,901	77,191,413
DWA Energy Momentum Portfolio	—	(20,542)	(9,712,766)	(115,467,608)	(17,108,170)	255,040,126	112,731,040
DWA Financial Momentum Portfolio	—	(15,674)	383,409	(13,035,410)	(1,717,137)	100,241,421	85,856,609
DWA Healthcare Momentum Portfolio**	—	(19,957)	9,016,797	(87,454,852)	(5,326,638)	147,063,588	63,278,938
DWA Industrials Momentum Portfolio	28,849	(18,252)	10,156,767	(59,031,297)	(3,488,465)	183,021,719	130,669,321
DWA Technology Momentum Portfolio	—	(17,440)	17,581,734	(62,372,312)	(11,128,052)	187,152,727	131,216,657
DWA Utilities Momentum Portfolio	319,705	(17,199)	2,396,314	(16,584,266)	(420,934)	151,781,962	137,475,582
NASDAQ Internet Portfolio**	—	—	54,899,318	(13,809,358)	(4,491,189)	315,340,365	351,939,136

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA Healthcare Momentum Portfolio and NASDAQ Internet Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $115,166 and $267,316, and Post-October Capital Losses of $5,211,472 and $4,223,873, respectively.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2017:

			Post-effective/ no expiration
	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA Basic Materials Momentum Portfolio	$4,534,904	$2,521,492	$21,732,766	$2,514,517	$31,303,679	$3,783,798
DWA Consumer Cyclicals Momentum Portfolio	—	2,042,056	41,681,282	402,724	44,126,062	1,993,654
DWA Consumer Staples Momentum Portfolio	3,935,363	1,180,566	33,738,969	376,032	39,230,930	2,156,980
DWA Energy Momentum Portfolio	3,914,682	1,167,692	96,476,790	13,908,444	115,467,608	2,869,667
DWA Financial Momentum Portfolio	4,413,894	1,979,006	6,365,897	276,613	13,035,410	1,821,971
DWA Healthcare Momentum Portfolio	18,737,951	2,739,963	65,976,938	—	87,454,852	17,890,879
DWA Industrials Momentum Portfolio	21,245,288	2,746,746	34,870,158	169,105	59,031,297	6,525,387
DWA Technology Momentum Portfolio	7,658,564	3,016,840	51,533,698	163,210	62,372,312	8,220,697
DWA Utilities Momentum Portfolio	5,885,935	874,386	8,310,646	1,513,299	16,584,266	1,366,073
NASDAQ Internet Portfolio	3,360	74,863	6,210,819	7,520,316	13,809,358	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

67

Note 6. Investment Transactions

For the fiscal year ended April 30, 2017, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum Portfolio	$206,660,505	$210,012,707
DWA Consumer Cyclicals Momentum Portfolio	55,231,001	57,501,049
DWA Consumer Staples Momentum Portfolio	210,405,382	214,955,092
DWA Energy Momentum Portfolio	187,532,631	189,017,073
DWA Financial Momentum Portfolio	120,323,339	118,686,295
DWA Healthcare Momentum Portfolio	125,992,777	125,663,616
DWA Industrials Momentum Portfolio	114,273,021	112,341,230
DWA Technology Momentum Portfolio	236,367,972	235,354,170
DWA Utilities Momentum Portfolio	79,301,318	79,819,520
NASDAQ Internet Portfolio	41,730,918	43,282,956

For the fiscal year ended April 30, 2017, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum Portfolio	$168,863,501	$248,829,144
DWA Consumer Cyclicals Momentum Portfolio	19,233,920	81,807,329
DWA Consumer Staples Momentum Portfolio	79,220,188	294,325,720
DWA Energy Momentum Portfolio	213,222,133	207,389,343
DWA Financial Momentum Portfolio	132,910,144	79,485,857
DWA Healthcare Momentum Portfolio	69,196,140	96,354,313
DWA Industrials Momentum Portfolio	158,201,611	87,093,970
DWA Technology Momentum Portfolio	105,448,816	191,031,690
DWA Utilities Momentum Portfolio	181,211,891	249,902,527
NASDAQ Internet Portfolio	84,814,875	86,945,235

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Basic Materials Momentum Portfolio	$11,453,640	$(4,215,072)	$7,238,568	$94,108,622
DWA Consumer Cyclicals Momentum Portfolio	3,676,293	(214,227)	3,462,066	26,660,307
DWA Consumer Staples Momentum Portfolio	7,324,815	(882,604)	6,442,211	73,580,616
DWA Energy Momentum Portfolio	1,045,582	(10,758,348)	(9,712,766)	130,463,261
DWA Financial Momentum Portfolio	2,107,058	(1,723,649)	383,409	85,530,845
DWA Healthcare Momentum Portfolio	10,356,033	(1,339,236)	9,016,797	60,339,123
DWA Industrials Momentum Portfolio	10,596,960	(440,193)	10,156,767	120,576,080
DWA Technology Momentum Portfolio	18,850,591	(1,268,857)	17,581,734	120,729,539
DWA Utilities Momentum Portfolio	2,955,611	(559,297)	2,396,314	135,006,882
NASDAQ Internet Portfolio	76,452,493	(21,553,175)	54,899,318	311,651,997

68

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2017, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum Portfolio	$—	$(25,596,488)	$25,596,488
DWA Consumer Cyclicals Momentum Portfolio	2,430	(669,988)	667,558
DWA Consumer Staples Momentum Portfolio	248,178	(15,520,290)	15,272,112
DWA Energy Momentum Portfolio	—	(27,116,488)	27,116,488
DWA Financial Momentum Portfolio	528,902	(3,035,094)	2,506,192
DWA Healthcare Momentum Portfolio	325,380	2,161,149	(2,486,529)
DWA Industrials Momentum Portfolio	—	(3,866,342)	3,866,342
DWA Technology Momentum Portfolio	—	(25,318,838)	25,318,838
DWA Utilities Momentum Portfolio	—	(14,006,029)	14,006,029
NASDAQ Internet Portfolio	298,338	(24,255,212)	23,956,874

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees, any Unaffiliated Trustee, and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee or Unaffiliated Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee and Unaffiliated Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PowerShares Exchange-Traded Fund Trust and Shareholders of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio and PowerShares NASDAQ Internet Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio and PowerShares NASDAQ Internet Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) as of April 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 23, 2017

70

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust (excluding PowerShares NASDAQ Internet Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares NASDAQ Internet Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2017.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)
Actual	$1,000.00	$1,122.40	0.60%	$3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
Actual	1,000.00	1,096.10	0.60	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)
Actual	1,000.00	1,093.50	0.60	3.11
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Energy Momentum Portfolio (PXI)
Actual	1,000.00	945.10	0.60	2.89
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Financial Momentum Portfolio (PFI)
Actual	1,000.00	1,049.90	0.60	3.05
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Healthcare Momentum Portfolio (PTH)
Actual	1,000.00	1,230.00	0.60	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

71

Fees and Expenses (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Industrials Momentum Portfolio (PRN)
Actual	$1,000.00	$1,129.60	0.60%	$3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Technology Momentum Portfolio (PTF)
Actual	1,000.00	1,150.50	0.60	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Utilities Momentum Portfolio (PUI)
Actual	1,000.00	1,096.50	0.60	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares NASDAQ Internet Portfolio (PNQI)
Actual	1,000.00	1,142.00	0.60	3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2017. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

72

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2017:

	Qualified Dividend Income*	Dividends-Received Deduction*
PowerShares DWA Basic Materials Momentum Portfolio	100%	100%
PowerShares DWA Consumer Cyclicals Momentum Portfolio	100%	100%
PowerShares DWA Consumer Staples Momentum Portfolio	100%	100%
PowerShares DWA Energy Momentum Portfolio	100%	100%
PowerShares DWA Financial Momentum Portfolio	64%	61%
PowerShares DWA Healthcare Momentum Portfolio	0%	0%
PowerShares DWA Industrials Momentum Portfolio	100%	100%
PowerShares DWA Technology Momentum Portfolio	100%	100%
PowerShares DWA Utilities Momentum Portfolio	100%	100%
PowerShares NASDAQ Internet Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

73

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by an Independent Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Nominating and Governance Committee and Trustee	Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	135	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	135	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club for Kids (2015-Present); formerly: Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

74

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	135	None

Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	135	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-Present); formerly, Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	135	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

75

Trustees and Officers (continued)

The Unaffiliated Trustee, his term of office and length of time served, his principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Unaffiliated Trustee and the other directorships, if any, held by the Unaffiliated Trustee, are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Unaffiliated Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Unaffiliated Trustee	Other Directorships Held by Unaffiliated Trustee During the Past 5 Years
Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee**	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	135	None

*	This is the date the Unaffiliated Trustee began serving the Trust. The Unaffiliated Trustee serves an indefinite term, until his successor is elected.
**	Effective May 18, 2016, Mr. Nussbaum became an Unaffiliated Trustee.
***	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustee are shown below.

The information is current as of April 30, 2017.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Holding Company (US), Inc., Invesco Finance, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and INVESCO Asset Management (Bermuda) Ltd.; Executive Vice President, Invesco Investments (Bermuda) Ltd., Manager, Horizon Flight Works LLC; Director and Secretary, Invesco Services (Bahamas) Private Limited; formerly, Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	135	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2017, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 82 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	President and Principal Executive Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-2015) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Adam Henkel—1980 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2017-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2017-Present); formerly, Senior Counsel, Invesco, Ltd. (2013-2017); and Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-2013).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2012	Vice President and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco PowerShares Capital Management LLC (2008-2010); Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

78

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco PowerShares Capital Management LLC (2010-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Services, Invesco PowerShares Capital Management LLC (2013-Present).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

79

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack AchieversTM Portfolio

PowerShares CleantechTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares Russell Top 200 Equal Weight Portfolio

PowerShares Russell Top 200 Pure Growth Portfolio

PowerShares Russell Top 200 Pure Value Portfolio

PowerShares Russell Midcap Equal Weight Portfolio

PowerShares Russell Midcap Pure Growth Portfolio

PowerShares Russell Midcap Pure Value Portfolio

PowerShares Russell 2000 Equal Weight Portfolio

PowerShares Russell 2000 Pure Growth Portfolio

PowerShares Russell 2000 Pure Value Portfolio

PowerShares S&P 500® Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2016, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable

80

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratio. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Equal Weight Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Equal Weight Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio;

●	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio, PowerShares Russell 2000 Pure Value Portfolio and PowerShares S&P 500® Quality Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, was -0.01% for PowerShares Russell 2000 Pure Growth Portfolio); and

●	0.25% of the Fund’s average daily net assets for each of PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio (The net advisory fees, after giving effect to the Expense Caps as defined below, were -0.06%, -0.19% and -0.62%, respectively, for PowerShares Russell Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2018, as set forth below:

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

●	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend AchieversTM Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

●	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Russell Top 200 Pure Growth Portfolio, PowerShares Russell Top 200 Pure Value Portfolio, PowerShares Russell Midcap Pure Growth Portfolio, PowerShares Russell Midcap Pure Value Portfolio, PowerShares Russell 2000 Pure Growth Portfolio and PowerShares Russell 2000 Pure Value Portfolio;

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® Quality Portfolio;

●	0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses for PowerShares Top 200 Equal Weight Portfolio, PowerShares Russell Midcap Equal Weight Portfolio and PowerShares Russell 2000 Equal Weight Portfolio;

●	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

●	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio			X
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio			X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X		X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X		X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio			X
PowerShares International Dividend AchieversTM Portfolio	X	N/A	X
PowerShares S&P 500® Quality Portfolio			X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio			X
PowerShares Buyback AchieversTM Portfolio			X
PowerShares CleantechTM Portfolio			X
PowerShares Dividend AchieversTM Portfolio		X	X

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Basic Materials Momentum Portfolio			X
PowerShares DWA Consumer Cyclicals Momentum Portfolio			X
PowerShares DWA Consumer Staples Momentum Portfolio			X
PowerShares DWA Energy Momentum Portfolio			X
PowerShares DWA Financial Momentum Portfolio			X
PowerShares DWA Healthcare Momentum Portfolio			X
PowerShares DWA Industrials Momentum Portfolio			X
PowerShares DWA Momentum Portfolio			X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio			X
PowerShares Dynamic Building & Construction Portfolio			X
PowerShares Dynamic Energy Exploration & Production Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio			X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio			X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio			X
PowerShares Dynamic Pharmaceuticals Portfolio			X
PowerShares Dynamic Retail Portfolio			X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio		N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio			X
PowerShares Russell Top 200 Equal Weight Portfolio		X	X
PowerShares Russell Top 200 Pure Growth Portfolio		X	X
PowerShares Russell Top 200 Pure Value Portfolio			X
PowerShares Russell Midcap Equal Weight Portfolio	X	X	X
PowerShares Russell Midcap Pure Growth Portfolio		X	X
PowerShares Russell Midcap Pure Value Portfolio	X		X
PowerShares Russell 2000 Equal Weight Portfolio	X	X	X
PowerShares Russell 2000 Pure Growth Portfolio		X	X
PowerShares Russell 2000 Pure Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend AchieversTM Portfolio		X	X
PowerShares International Dividend AchieversTM Portfolio		N/A	X

84

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
PowerShares S&P 500® Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio			X
PowerShares WilderHill Clean Energy Portfolio			X
PowerShares WilderHill Progressive Energy Portfolio			X
PowerShares Zacks Micro Cap Portfolio			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Global Listed Private Equity Portfolio and PowerShares Russell Top 200 Pure Growth Portfolio’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

85

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2016, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratios of its ETF peer funds and open-end index peer funds, but was lower than the median net expense ratio of its open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

87

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.powershares.com.

P-PS-AR-3
©2017 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515
powershares.com 800 983 0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2017.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2017	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2016
Audit Fees	$ 723,925	$ 755,425
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 371,160	$ 420,560
All Other Fees	$ 0	$ 0
Total Fees	$ 1,095,085	$ 1,175,985

(1)        Tax fees for the fiscal year ended April 30, 2017 include fees billed for reviewing tax returns, 2016 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended April 30, 2016 included fees billed for reviewing tax returns, 2015 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to PowerShares and PowerShares Affiliates

PwC billed Invesco PowerShares Capital Management LLC (“PowerShares”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with PowerShares that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to PowerShares and Affiliates for the last two fiscal years shown in the following table:

	Fees Billed for Non-Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to PowerShares and Affiliates for fiscal year end 2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees	$ 635,000	$ 634,963
Tax Fees	$ 0	$ 0
All Other Fees	$ 2,827,000	$ 3,750,000
Total Fees(1)	$ 3,462,000	$ 4,384,963

(1)

Audit-Related fees for the year end 2017 include fees billed related reviewing controls at a service organization. Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization.

All other fees for the year end 2017 include fees billed related to reviewing operating effectiveness of strategic projects

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended September 29, 2016

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-

audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made.

The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed PowerShares and Affiliates additional aggregate fees of $2,112,000 for the fiscal year ended 2017 and $4,775,000 for the fiscal year ended 2016, for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, PowerShares and Affiliates aggregate non-audit fees of $5,945,000 for the fiscal year ended 2017 and $8,581,000 for the fiscal year ended 2016.

(h)

With respect to the non-audit services above billed to PowerShares and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $22 million and non-audit services of approximately $16 million for the fiscal year ended 2017. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives, or certain of its affiliates or covered persons receive, a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PwC informed the Audit Committee that it has, and that certain of its affiliates or covered persons have, relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Trust, within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Trust’s registered public accounting firm. PWC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any Fund, or other entity within the Invesco Fund Complex, or its investment adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Trust intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Fund may need to take other action in order for the Fund’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. In addition, the SEC has indicated that the no-action relief will expire 18 months from its issuance after which the Funds will no longer be able rely on the letter unless it’s term is extended or made permanent by the SEC Staff.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PowerShares Exchange-Traded Fund Trust

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: 7/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel E. Draper

Name:	Daniel E. Draper
Title:	President

Date: 7/5/2017

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date: 7/5/2017